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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of Dr Pepper Snapple Group, Inc.
	(2)	Aggregate number of securities to which transaction applies: 1,208,320,697 shares of common stock of Dr Pepper Snapple Group, Inc.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was calculated based on the value of the transaction to which this proxy statement relates, which was computed by multiplying the approximately 1,208,320,697 shares of Dr Pepper Snapple Group, Inc. common stock ("DPSG Common Stock"), the number of shares of DPSG Common Stock expected to be issued in the transaction, by $12.30, which is the result of reducing $116.05 per share (i.e., the average of the high and low prices reported on the New York Stock Exchange for such shares on March 1, 2018) by $103.75 (i.e., the per share cash dividend amount payable only to holders of shares of DPSG Common Stock as of the business day immediately prior to the closing of the merger, and not payable in respect of the 1,208,320,697 shares of DPSG Common Stock expected to be issued in the transaction, pursuant to the terms of the merger agreement, as described in this proxy statement). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001245 by the amount calculated pursuant to the preceding sentence.
	(4)	Proposed maximum aggregate value of transaction: $14,862,344,570
	(5)	Total fee paid: $1,850,362
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS VERY IMPORTANT

May 29, 2018

To our stockholders:

        We are pleased to invite you to attend the annual meeting of stockholders of Dr Pepper Snapple Group, Inc., a Delaware corporation, referred to as DPSG, to be held on June 29, 2018, at 10:00 A.M., Central Daylight Time, at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201. As previously announced, DPSG, Maple Parent Holdings Corp., a Delaware corporation, referred to as Maple, and Salt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DPSG, referred to as Merger Sub, have entered into an Agreement and Plan of Merger, dated as of January 29, 2018, referred to as the merger agreement. Pursuant to the terms of the merger agreement, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG. Maple is the indirect parent of Keurig Green Mountain, Inc., referred to as Keurig. Keurig is a leading producer of specialty coffee and innovative single-serve brewing systems.

        Upon the completion of the merger, each share of Class A or Class B common stock, par value $0.01 per share, of Maple, issued and outstanding immediately prior to the effective time of the merger, will be converted into the right to receive a number of fully paid and nonassessable shares of our common stock, par value $0.01 per share, referred to as DPSG common stock, with such number of shares determined pursuant to the exchange ratio set forth in the merger agreement. In addition, we will declare a special cash dividend equal to $103.75 per share of DPSG common stock (subject to any withholding of taxes required by law), payable to our stockholders as of the close of business on the business day immediately preceding the closing date of the merger, referred to as the record date for the special cash dividend.

        DPSG will survive following the merger and will remain a publicly traded corporation, referred to as the combined company. As a result of the merger, holders of our common stock as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, and the holders of equity interests of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of the common stock of the combined company, on a fully diluted basis.

        Concurrently with the closing of the merger, our certificate of incorporation will be amended to be in substantially the form attached as Annex D to provide for (i) an increase in authorized shares to permit issuance of a sufficient number of shares as merger consideration and (ii) a change of our name to "Keurig Dr Pepper Inc."

        At the annual meeting, you will be asked to vote on:

  1.
  a proposal to approve the issuance of DPSG common stock as merger consideration pursuant to the terms of the merger agreement, referred to as the stock issuance proposal;

  2.
  a proposal to amend the certificate of incorporation of DPSG, as described above, referred to as the charter amendment proposal;

  3.
  a proposal to approve an advisory resolution regarding the compensation that may become payable to DPSG's Named Executive Officers in connection with the merger, referred to as the transaction compensation proposal;

  4.
  a proposal to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to approve items 1 or 2 above, referred to as the adjournment proposal;

  5.
  a proposal to elect a board of nine members to hold office for a one-year term and until their respective successors shall have been duly elected and qualified, referred to as the election proposal;

  6.
  a proposal to ratify the appointment of Deloitte & Touche LLP as DPSG's independent registered public accounting firm for fiscal year 2018, referred to as the ratification proposal;

  7.
  a proposal to approve an advisory resolution regarding the compensation of DPSG's Named Executive Officers as disclosed in these materials, referred to as the 2017 compensation proposal; and

  8.
  a stockholder proposal regarding risks related to obesity, referred to as the stockholder proposal.

        We are not seeking stockholder approval for the adoption of the merger agreement.

        Approval of the stock issuance proposal, the transaction compensation proposal, the adjournment proposal, the election of each director nominee, the ratification proposal, the 2017 compensation proposal and the stockholder proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted. Approval of the charter amendment proposal requires at least a majority of the shares of our common stock outstanding as of the record date for the annual meeting vote in favor of the charter amendment proposal. For each proposal to be approved, or in the case of the election proposal, for each director nominee to be approved, other than the stock issuance proposal and the charter amendment proposal, votes cast "FOR" each proposal or nominee, as applicable, must exceed votes cast "AGAINST" such proposal or nominee, as applicable. For the stock issuance proposal to be approved, in accordance with New York Stock Exchange rules, votes cast "FOR" the stock issuance proposal must exceed the sum of the number of votes cast "AGAINST" such proposal and the number of abstentions. For the charter amendment proposal to be approved, votes cast "FOR" the charter amendment proposal must exceed 50% of the number of shares of our common stock outstanding as of the record date for the annual meeting.

        For each proposal, other than the stock issuance proposal and the charter amendment proposal, a failure to vote, a broker non-vote or an abstention will not be counted as having been voted on the applicable proposal, and therefore will have no effect on the vote, assuming a quorum is present. For the stock issuance proposal, an abstention will have the same effect as a vote "AGAINST" the proposal; a failure to vote or a broker non-vote will not be counted as having been voted on the proposal, and therefore will have no effect on the vote, assuming a quorum is present. For the charter amendment proposal, a failure to vote, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the proposal.

        We cannot complete the merger unless you approve the stock issuance proposal and the charter amendment proposal. If the merger is not completed, we will not pay the special cash dividend. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

        Following the consummation of the merger, each director of our Board elected at the annual meeting will promptly resign as a director and the Board will be reconstituted in accordance with the merger agreement.

        Our board of directors has unanimously (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of DPSG and its stockholders, (b) authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and (c) resolved to recommend that the stockholders of DPSG approve the stock issuance proposal, the charter amendment proposal and the transaction compensation proposal. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE STOCK ISSUANCE PROPOSAL, "FOR" THE CHARTER AMENDMENT PROPOSAL, "FOR" THE

TRANSACTION COMPENSATION PROPOSAL AND "FOR" THE ADJOURNMENT PROPOSAL. IN ADDITION, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED IN THE ELECTION PROPOSAL, "FOR" THE RATIFICATION PROPOSAL, "FOR" THE 2017 COMPENSATION PROPOSAL AND "AGAINST" THE STOCKHOLDER PROPOSAL.

        Our obligations to complete the merger are subject to the satisfaction or waiver of several conditions set forth in the merger agreement, a copy of which is included herein as Annex A. The proxy statement provides you with detailed information about the proposed merger. It also contains or references information about us and Maple and certain related matters. You are encouraged to read this document carefully. In particular, you should read the "Risk Factors" section beginning on page 31 for a discussion of the risks you should consider in evaluating the proposed merger and how it will affect you. If you have any questions regarding this proxy statement, you may contact Alliance Advisors LLC, our proxy solicitor, by calling toll-free at (833) 501-4816. Banks, brokerage firms and other nominees may call collect at (973) 873-7700.

        Thank you for your ongoing support of DPSG. We look forward to the successful completion of the merger.

Sincerely,

Wayne R. Sanders
 Chairman of the Board

Larry D. Young
 President and Chief Executive Officer

        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger, or the other transactions contemplated by the merger agreement, or determined that this proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

        This document is dated May 29, 2018 and is first being mailed to DPSG stockholders on or about May 29, 2018.

5301 Legacy Drive,
Plano, Texas 75024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given that the annual meeting of stockholders of Dr Pepper Snapple Group, Inc., a Delaware corporation, referred to as DPSG, will be held on June 29, 2018, at 10:00 A.M., Central Daylight Time, at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201, for the following purpose:

  1.
  to vote on a proposal to approve the issuance of DPSG common stock as merger consideration pursuant to the Agreement and Plan of Merger, referred to as the merger agreement, dated as of January 29, 2018, among DPSG, Maple Parent Holdings Corp., a Delaware corporation, and Salt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DPSG, a copy of which is included as Annex A to the proxy statement of which this notice forms a part, referred to as the stock issuance proposal.

  2.
  to vote on a proposal to approve an amendment to the certificate of incorporation of DPSG to provide for (i) an increase in authorized shares to permit issuance of a sufficient number of shares as merger consideration, and (ii) a change of DPSG's name to "Keurig Dr Pepper Inc.," referred to as the charter amendment proposal.

  3.
  to vote on a proposal to approve an advisory, non-binding resolution regarding the compensation that may become payable to DPSG's Named Executive Officers in connection with the merger, referred to as the transaction compensation proposal.

  4.
  to vote on a proposal to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to approve items 1 or 2 above, referred to as the adjournment proposal.

  5.
  to vote on a proposal to approve a board of nine members to hold office for a one-year term and until their respective successors shall have been duly elected and qualified, referred to as the election proposal.

  6.
  to vote on a proposal to ratify the appointment of Deloitte & Touche LLP as DPSG's independent registered public accounting firm for fiscal year 2018, referred to as the ratification proposal.

  7.
  to vote on a proposal to approve an advisory resolution regarding the compensation of DPSG's Named Executive Officers as disclosed in these materials, referred to as the 2017 compensation proposal.

  8.
  to vote on a stockholder proposal regarding the risks related to obesity, referred to as the stockholder proposal.

        Your proxy is being solicited by our board of directors. Our board of directors has unanimously (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of DPSG and its stockholders, (b) authorized, approved and declared advisable the merger agreement, merger and the other transactions contemplated by the merger agreement and (c) resolved to recommend that the stockholders of DPSG approve the stock issuance proposal, the charter amendment proposal and the transaction compensation proposal. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE STOCK ISSUANCE PROPOSAL, "FOR" THE CHARTER AMENDMENT PROPOSAL, "FOR" THE TRANSACTION COMPENSATION PROPOSAL AND "FOR" THE ADJOURNMENT PROPOSAL. IN ADDITION, OUR BOARD OF DIRECTORS

UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED IN THE ELECTION PROPOSAL, "FOR" THE RATIFICATION PROPOSAL, "FOR" THE 2017 COMPENSATION PROPOSAL AND "AGAINST" THE STOCKHOLDER PROPOSAL.

        Our board of directors has fixed the close of business on May 18, 2018, as the record date for determination of DPSG stockholders entitled to receive notice of, and to vote at, the annual meeting of DPSG stockholders or any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on the record date for the annual meeting are entitled to receive notice of, and to vote at, the annual meeting. Approval of the stock issuance proposal, the transaction compensation proposal, the adjournment proposal, the election of each director nominee, the ratification proposal, the 2017 compensation proposal and the stockholder proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted. Approval of the charter amendment proposal requires at least a majority of the shares of our common stock outstanding as of the record date for the annual meeting vote in favor of the charter amendment. For each proposal to be approved, or in the case of the election proposal, for each director nominee to be approved, other than the stock issuance proposal and the charter amendment proposal, votes cast "FOR" each proposal or nominee, as applicable, must exceed votes cast "AGAINST" such proposal or nominee, as applicable. For the stock issuance proposal to be approved, in accordance with New York Stock Exchange rules, votes cast "FOR" the stock issuance proposal must exceed the sum of the number of votes cast "AGAINST" such proposal and the number of abstentions. For the charter amendment proposal to be approved, votes cast "FOR" the proposal must exceed 50% of the number of shares of our common stock outstanding as of the record date for the annual meeting. For each proposal other than the stock issuance proposal and the charter amendment proposal, a failure to vote, a broker non-vote or an abstention will not be counted as having been voted on the applicable proposal, and therefore will have no effect on the vote, assuming a quorum is present. For the stock issuance proposal, an abstention will have the same effect as a vote "AGAINST" the proposal; a failure to vote or a broker non-vote will not be counted as having been voted on the proposal, and therefore will have no effect on the vote, assuming a quorum is present. For the charter amendment proposal, a failure to vote, a broker non-vote or an abstention will have the same effect as a vote "AGAINST" the charter amendment proposal.

        We are not seeking stockholder approval for the adoption of the merger agreement.

        Your vote is very important. To ensure your representation at the annual meeting of our stockholders, please complete and return the enclosed proxy card or submit your vote through the Internet or telephonically. Whether or not you plan to attend the meeting, we urge you to vote. Registered stockholders may vote (i) via the Internet, (ii) by telephone, (iii) by returning a properly executed proxy card or (iv) in person at the annual meeting. If your shares are held in the name of a bank, broker or other nominee, follow the instructions you receive from your nominee on how to vote your shares. Registered stockholders who attend the meeting may vote their shares personally even if they previously have voted their shares.

        You will need an admission ticket or proof of ownership of our common stock to enter the annual meeting. If you hold shares directly in your name as a stockholder of record and have received a copy of our proxy materials, an admission ticket is attached to your printed proxy card. If you plan to attend the annual meeting, please vote your proxy prior to the annual meeting but keep the admission ticket and bring it with you to the annual meeting.

        If your shares are held beneficially in the name of a broker, trustee or other nominee and you wish to be admitted to the annual meeting, you will have to bring either a copy of the voting instruction form provided by your broker, trustee or other nominee, or a copy of a brokerage statement showing your ownership of our common stock as of May 18, 2018.

        If you are representing an entity holding shares, then you must present a proxy signed by that entity evidencing that you are authorized to attend the annual meeting and vote the shares or are otherwise representing the entity at the annual meeting. If you are representing an entity whose shares are held beneficially in the name of a broker, trustee or other nominee, you will have to bring either a copy of the voting instruction form provided by such entity's broker, trustee or other nominee, or a copy of a brokerage statement showing the entity's ownership of our common stock as of May 18, 2018, in addition to the proxy signed by the entity you are representing.

        All stockholders must also present a form of photo identification, such as a valid driver's license or passport, in order to be admitted to the annual meeting.

        If you have any questions regarding the accompanying proxy statement, you may contact Alliance Advisors LLC, our proxy solicitor, by calling toll-free at (833) 501-4816. Banks, brokerage firms and other nominees may call collect at (973) 873-7700.

James L. Baldwin
 Corporate Secretary

        This Notice of Annual Meeting of Stockholders and proxy statement and form of proxy are first being mailed to DPSG stockholders on or about May 29, 2018.

REFERENCES TO ADDITIONAL INFORMATION

        This proxy statement incorporates important business, financial and other information about DPSG from other documents that we have filed with the SEC and that are incorporated by reference into this proxy statement. For a listing of documents incorporated by reference into this proxy statement, please see the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement. This information is available for you to review at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC's website at www.sec.gov.

        Any person may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement or other information concerning DPSG, without charge, by written or telephonic request directed to us at 5301 Legacy Drive, Plano, Texas 75024, Attn: Investor Relations, Telephone: (927) 673-7000; or Alliance Advisors LLC, our proxy solicitor, by calling toll-free at (833) 501-4816. Banks, brokerage firms and other nominees may call collect at (973) 873-7700.

ABOUT THIS PROXY STATEMENT

        This document constitutes a proxy statement of DPSG under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to the annual meeting, at which DPSG stockholders will be asked to consider and vote upon the stock issuance proposal, the charter amendment proposal, the transaction compensation proposal, the adjournment proposal, the election proposal, the ratification proposal, the 2017 compensation proposal and the stockholder proposal.

        Maple has supplied all information contained in this proxy statement relating to Maple and Keurig, through which its operations are conducted, and DPSG has supplied all information contained in or incorporated by reference into this proxy statement relating to DPSG.

        You should rely only on the information contained in or incorporated by reference into this proxy statement. Maple and DPSG have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated May 29, 2018, and you should not assume that the information contained in this proxy statement is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document.

DEFINITIONS

        Unless otherwise indicated or as the context otherwise requires, a reference in this proxy statement to:

  •
  "2017 compensation proposal" refers to the proposal to approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials;

  •
  "2017 Form 10-K" refers to DPSG's annual report on Form 10-K, filed with the SEC on February 14, 2018;

  •
  "2018 Q1 Form 10-Q" refers to DPSG's quarterly report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on April 25, 2018;

  •
  "2019 Annual Meeting" refers to the annual meeting of DPSG stockholders to be held after the year ending December 31, 2018;

  •
  "adjournment proposal" refers to a proposal to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to approve the stock issuance proposal and the charter amendment proposal;

i

  •
  "Amended and Restated By-Laws" refers to the amended and restated by-laws of DPSG;

  •
  "annual meeting" refers to the annual meeting of DPSG stockholders to be held on June 29, 2018;

  •
  "Board" refers to the board of directors of DPSG;

  •
  "charter amendment proposal" refers to the proposal to amend the certificate of incorporation of DPSG;

  •
  "CIC Plan" refers to the DPSG Change in Control Severance Plan;

  •
  "closing date" refers to the closing date of the merger;

  •
  "Code" refers to the Internal Revenue Code of 1986, as amended;

  •
  "COFECE" refers to the Comisión Federal de Competencia Económica in Mexico;

  •
  "combined company" refers to Keurig Dr Pepper Inc. following the consummation of the merger;

  •
  "Continuing Employee" refers to an employee of DPSG or the DPSG subsidiaries as of immediately prior to the effective time who continues to be employed with DPSG or its subsidiaries after consummation of the merger;

  •
  "Credit Suisse" refers to Credit Suisse Securities (USA) LLC, financial advisor to DPSG;

  •
  "CSAB" refers to the Cadbury Schweppes Americas Beverages business group of entities;

  •
  "CSDs" refers to carbonated soft drinks;

  •
  "Delaware Court" refers to the Delaware Court of Chancery;

  •
  "Delaware Court Lawsuit" refers to a lawsuit filed by purported DPSG stockholders in the Delaware Court and described below under "The Merger—Litigation Related to the Transactions" beginning on page 98;

  •
  "Deloitte" refers to Deloitte & Touche LLP;

  •
  "DGCL" refers to the General Corporation Law of the State of Delaware;

  •
  "DOJ" refers to the U.S. Department of Justice;

  •
  "DPSG" or "we" or "our" or "the Company" refers to Dr Pepper Snapple Group, Inc., a Delaware corporation;

  •
  "DPSG common stock" refers to common stock of DPSG, par value $0.01 per share;

  •
  "DPSG PSU" refers to a performance stock unit of DPSG;

  •
  "DPSG recommendation" refers to the recommendation of the Board that DPSG stockholders vote "FOR" the stock issuance proposal and the charter amendment proposal;

  •
  "DPSG RSU" refers to a restricted stock unit of DPSG;

  •
  "DPSG stock option" refers to a stock option (whether vested or unvested) of DPSG;

  •
  "DPSG Stock Plan" refers to the DPSG Omnibus Stock Incentive Plan of 2009;

  •
  "DPSUBG" refers to Dr Pepper/Seven Up Bottling Group, Inc.;

  •
  "effective time" refers to the time the merger becomes effective pursuant to the terms of the merger agreement;

  •
  "election proposal" refers to the proposal to elect a board of nine members to hold office for a one-year term and until their respective successors shall have been duly elected and qualified;

  •
  "EPS" refers to earnings per share;

  •
  "ERISA" refers to the Employee Retirement Income Security Act of 1974;

  •
  "Exchange Act" refers to the Securities Exchange Act of 1934, as amended;

  •
  "FTC" refers to the United States Federal Trade Commission;

  •
  "GAAP" refers to accounting principles generally accepted in the United States of America;

  •
  "HSR Act" refers the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

  •
  "IRS" refers to the United States Internal Revenue Service;

  •
  "JAB" refers to JAB Holding Company S.à r.l., controlling investor of Maple;

  •
  "Keurig" refers to Keurig Green Mountain, Inc., a Delaware corporation and an indirect subsidiary of Maple;

  •
  "LRB" refers to liquid refreshment beverage;

  •
  "Maple" refers to Maple Parent Holdings Corp., a Delaware corporation and indirect parent of Keurig;

  •
  "Maple common stock" refers to Class A and Class B common stock of Maple, par value $0.01 per share;

  •
  "Maple Parent Restructuring" refers to the internal restructuring by Maple to be completed at least two business days prior to the closing date whereby Maple Subsidiary will be merged with and into Maple, with Maple surviving the merger;

  •
  "Maple Subsidiary" refers to Maple Parent Corp., a Delaware corporation, parent of Keurig and subsidiary of Maple;

  •
  "Mercer" refers to Mercer HR Services, LLC;

  •
  "merger" refers to the merger of Merger Sub with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG;

  •
  "merger agreement" refers to the Agreement and Plan of Merger, dated as of January 29, 2018, among DPSG, Maple and Merger Sub, a copy of which is attached as Annex A to this proxy statement;

  •
  "Merger Sub" refers to Salt Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of DPSG;

  •
  "MGI" refers to MoneyGram International, Inc.;

  •
  "MMC" refers to Marsh & McLennan Companies, Inc.;

  •
  "Mondelēz" refers to Mondelēz International, Inc.;

  •
  "Mondelēz LLC" refers to Mondelēz International Holdings LLC, minority investor of Maple;

  •
  "Named Executive Officers" or "NEOs" refers to Larry D. Young (President and Chief Executive Officer), Martin M. Ellen (Chief Financial Officer), Rodger L. Collins (President—Packaged Beverages), James J. Johnston (President—Beverage Concentrates & Latin America Beverages) and Phillip L. Hancock (Chief Executive Officer of Bai Brands);

  •
  "NCB" refers to non-carbonated beverages;

  •
  "NYSE" refers to the New York Stock Exchange;

  •
  "PCAOB" refers to the Public Company Accounting Oversight Board;

  •
  "PET" refers to polyethylene terephthalate;

  •
  "ratification proposal" refers to the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018;

  •
  "record date for the annual meeting" refers to May 18, 2018;

  •
  "record date for the special cash dividend" refers to the close of business on the business day immediately preceding the closing date of the merger;

  •
  "SEC" refers to the United States Securities and Exchange Commission;

  •
  "Securities Act" refers to the Securities Act of 1933, as amended;

  •
  "Sponsor" refers to Maple Holdings B.V., majority owner of Maple;

  •
  "stock issuance proposal" refers to the proposal to approve the issuance of DPSG common stock as merger consideration pursuant to the merger agreement;

  •
  "stockholder proposal" refers to the stockholder proposal regarding risks related to obesity;

  •
  "TCJA" refers to the legislation commonly referred to as the Tax Cuts and Jobs Act of 2017;

  •
  "transaction compensation proposal" refers to the proposal to approve an advisory resolution regarding the compensation that may become payable to our Named Executive Officers in connection with the merger;

  •
  "Transactions" refers to the merger and the payment of the special cash dividend; and

  •
  "U.S." refers to the United States of America.

Annex A	Agreement and Plan of Merger, dated as of January 29, 2018 by and among DPSG, Maple, and Merger Sub
Annex B	Opinion of Credit Suisse Securities (USA) LLC
Annex C	Form of Investor Rights Agreement
Annex D	Form of DPSG Charter Amendment

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE ANNUAL MEETING

        The following questions and answers are intended to briefly address some commonly asked questions regarding the merger, the merger agreement and the annual meeting. These questions and answers may not address all questions that may be important to you as our stockholder. Please refer to the section entitled "Summary" beginning on page 12 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the information incorporated by reference into this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement.

Q:    Why am I receiving this proxy statement and proxy card?

A:
We have entered into the merger agreement pursuant to which Merger Sub will be merged with and into Maple with Maple surviving the merger as a wholly owned subsidiary of DPSG, which will remain a publicly traded corporation. Maple is the indirect parent of Keurig, through which Maple conducts all of its operations. Keurig is a leading producer of specialty coffee and innovative single-serve brewing systems.

  Upon the completion of the merger, each share of Maple common stock, issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of fully paid and nonassessable shares of our common stock with such number of shares determined pursuant to the exchange ratio set forth in the merger agreement, subject to any withholding of taxes required by law. As a result of the merger, holders of our common stock as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, and the holders of equity interests of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, in each case, following the closing of the merger.

  In addition, we will declare a special cash dividend equal to $103.75 per share of DPSG common stock, subject to any withholding of taxes required by law, to our stockholders as of the record date for the special cash dividend, which will be the close of business on the business day immediately preceding the closing date of the merger, payable on the date that is one business day after the effective time.

  We are holding the annual meeting of our stockholders to ask our stockholders to consider and vote upon (i) the stock issuance proposal, (ii) the charter amendment proposal, (iii) the transaction compensation proposal, (iv) the adjournment proposal, (v) the election proposal, (vi) the ratification proposal, (vii) the 2017 compensation proposal and (viii) the stockholder proposal.

  This proxy statement is being delivered to you by mail as our stockholder of record, as of the record date for the annual meeting, in connection with the solicitation by the Board of proxies to be voted at the annual meeting. As a stockholder of record on the record date for the annual meeting, you are invited to attend the annual meeting and are entitled to and are requested to vote on the items of business described in this proxy statement. This proxy statement includes important information about the merger, the merger agreement, a copy of which is attached as Annex A to this proxy statement, and the annual meeting. You should read this information carefully and in its entirety before making any voting decisions.

Q:    What items of business will be voted on at the annual meeting?

A:
The items of business scheduled for the annual meeting are:

Proposal 1:	The stock issuance proposal.
Proposal 2:	The charter amendment proposal.
Proposal 3:	A non-binding advisory vote on the transaction compensation proposal.
Proposal 4:	The adjournment proposal.
Proposal 5:	A vote on each of the director nominees listed in the election proposal.
Proposal 6:	The ratification proposal.
Proposal 7:	A non-binding advisory vote on the 2017 compensation proposal.
Proposal 8:	The stockholder proposal.

        We also will consider any other business that properly comes before the annual meeting.

Q:    How does the Board recommend that I vote?

A:
The Board unanimously recommends a vote:

1.
FOR the stock issuance proposal;

2.
FOR the charter amendment proposal;

3.
FOR the transaction compensation proposal;

4.
FOR the adjournment proposal;

5.
FOR each of the director nominees listed in the election proposal;

6.
FOR the ratification proposal;

7.
FOR the 2017 compensation proposal; and

8.
AGAINST the stockholder proposal.

Q:    What is the voting requirement to approve each of the proposals?

A:
The following voting requirements will be in effect for each proposal described in this proxy statement:

  Proposal 1. Approval of the stock issuance proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the stock issuance proposal must exceed the sum of the number of votes cast "AGAINST" the stock issuance proposal and the number of abstentions).

  Proposal 2. Approval of the charter amendment proposal requires at least a majority of the shares of our common stock outstanding as of the record date for the annual meeting vote in favor of the charter amendment (the number of shares voted "FOR" the charter amendment proposal must exceed 50% of the number of shares of our common stock outstanding as of the record date for the annual meeting).

  Proposal 3. Approval of the transaction compensation proposal (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the transaction compensation proposal must exceed the number of votes cast "AGAINST" the transaction compensation proposal).

  Proposal 4. Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the adjournment proposal must exceed the number of votes cast "AGAINST" the adjournment proposal).

  Proposal 5. The election of each director nominee requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that nominee).

  Proposal 6. Approval of the ratification proposal requires the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" ratification must exceed the number of votes cast "AGAINST" ratification).

  Proposal 7. Approval of the 2017 compensation proposal (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the 2017 compensation proposal must exceed the number of votes cast "AGAINST" the 2017 compensation proposal).

  Proposal 8. Approval of the stockholder proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the stockholder proposal must exceed the number of votes cast "AGAINST" the stockholder proposal).

Q:    What will I receive if the merger is completed?

A:
Holders of record of the outstanding shares of our common stock as of the record date for the special cash dividend will each be entitled to receive a special cash dividend of $103.75 per share in respect of such shares of our common stock held by them, subject to any withholding of taxes required by law. Holders of record of the outstanding shares of our common stock immediately prior to the effective time of the merger will continue to be stockholders of the combined company after the merger, as discussed below. The special cash dividend will not be paid to our stockholders unless the merger is completed. See the section entitled "The Merger—Special Cash Dividend" beginning on page 60 of this proxy statement.

Q:    How will the special cash dividend of $103.75 per share be treated under DPS Direct Invest (the DPSG dividend reinvestment plan)?

A:
The special cash dividend will be payable in cash to all holders of record of the outstanding shares of our common stock as of the record date for the special cash dividend, which is the close of business on the business day immediately preceding the closing date of the merger (subject to any withholding of taxes required by law), including participants in DPS Direct Invest. The special cash dividend payable to participants in DPS Direct Invest will NOT be reinvested in additional shares of DPSG common stock. We are assessing whether the plan will continue following the closing of the merger and will announce our decision on or before the date on which we declare the first post-closing dividend.

Q:    What will the capital structure of the combined company be after the consummation of the merger?

A:
As a result of the merger, the holders of equity interests of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, following the closing of the merger, and the holders of the common stock of DPSG as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, following the closing of the merger.

Q:    Who will serve on the Board following the merger?

A:
Following the consummation of the merger, each director of our Board elected at the annual meeting will promptly resign as a director and the Board will be reconstituted as described under "The Merger—Governance of the Combined Company Following the Merger" beginning on page 96 of this proxy statement.

Q:    Am I entitled to exercise appraisal rights in connection with the Transactions?

A:
In the Delaware Court Lawsuit, plaintiffs contend that DPSG stockholders have appraisal rights in connection with the Transactions and that such rights should have been disclosed to DPSG stockholders. DPSG disagrees and argued before the Delaware Court on the matter at a hearing that occurred on May 25, 2018.

Q:    Do any of the DPSG directors or executive officers have interests in the merger that may differ from or be in addition to my interests as a DPSG stockholder?

A:
DPSG's directors and executive officers have certain interests in the merger that are different from, or in addition to, the interests of DPSG stockholders generally. See the section entitled "The Merger—Interests of DPSG's Directors and Executive Officers in the Merger" beginning on page 75 of this proxy statement.

Q:    What are the material U.S. federal income tax consequences of the Transactions to DPSG stockholders?

Q1:  Will a holder of DPSG common stock be taxed as a result of the merger?

A1.
DPSG stockholders will not recognize gain or loss for U.S. federal income tax purposes as a result of the merger, although DPSG stockholders will be subject to tax with respect to the special cash dividend (as discussed below). The holding period of such DPSG stockholders in their DPSG common stock will remain unchanged.

Q2.  Will the special cash dividend be taxed like other dividends on DPSG common stock?

A2.
For U.S. federal income tax purposes, the special cash dividend is expected to be characterized as a distribution pursuant to Section 301(a) of the Code. Assuming this characterization applies, the special cash dividend will be characterized as a dividend for U.S. federal income tax purposes to the extent paid out of E&P (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement). DPSG expects that the aggregate amount of the special cash dividend will exceed E&P. Thus, only a minority of the amount of the special cash dividend will be characterized as a dividend, currently estimated as between $29 and $32 per share. DPSG's prior regular dividend distributions were paid out of E&P, and the entire amount of each such distribution was characterized as a dividend for U.S. federal income tax purposes.

Q3.  How will the portion of the special cash dividend characterized as a dividend be taxed to a U.S. Holder?

A3.
With respect to the amount of the special cash dividend that is treated as a dividend for U.S. federal income tax purposes and paid to a DPSG stockholder who is a U.S. Holder (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement), (i) where such U.S. Holder is not a corporation, such amount generally will be eligible for a reduced rate of taxation (at long-term capital gains tax rates), and (ii) where such U.S. Holder is a corporation, such amount generally will be eligible for the dividends-received deduction, in each case, if certain holding periods and other requirements are satisfied.

Q4.  How will the portion of the special cash dividend characterized as a dividend be taxed to a Non-U.S. Holder?

A4.
The amount of the special cash dividend that is treated as a dividend for U.S. federal income tax purposes and paid to a DPSG stockholder who is a Non-U.S. Holder (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement) generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty (and a properly executed applicable IRS Form W-8 certifying entitlement to benefits under a treaty has been provided) unless such Non-U.S. Holder is subject to U.S. federal income tax with respect to the special cash dividend in the same manner as a U.S. Holder. As discussed in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement, it is possible that a broker, dealer, bank or other custodian that holds DPSG common stock beneficially owned by a Non-U.S. Holder may determine the amount to withhold at the time of payment based on an amount in excess of the portion of the special cash dividend characterized as a dividend for U.S. federal income tax purposes (i.e., withhold at a 30% or lesser treaty rate on as much as the entire $103.75 per share special cash dividend), and that the Non-U.S. Holder may need to make a claim for a refund with the IRS with respect to withholdings on amounts in excess of the portion treated as a dividend for U.S. federal income tax purposes.

Q5.  How is the amount of the special cash dividend that is not treated as a dividend taxed?

A5.
The portion of the special cash dividend that is not characterized as a dividend for tax purposes will be applied against and reduce the tax basis of DPSG common stock, with any excess treated as gain from the sale or exchange of property. Non-U.S. Holders generally will not be subject to tax on any gain, unless such Non-U.S. Holder is subject to U.S. federal income tax with respect to the special cash dividend in the same manner as a U.S. Holder.

Q6.  How do I calculate the change in tax basis resulting from the portion that is a return of capital and any subsequent adjustments to E&P?

A6:
The combined company will be required to complete IRS Form 8937 for each distribution that affects stockholder basis and post it on the Investor Relations portion of its website within 45 days of the dividend payment date. This form will provide details on the expected changes in the tax basis of the shares and the portion of the special cash dividend paid out of E&P. The final determination of the tax treatment of annual distributions (dividends versus return of capital) is reported to U.S. Holders on Form 1099-DIV. This form will be mailed to U.S. stockholders in early 2019, assuming the merger occurs in 2018. Non-U.S. Holders should consult their own tax advisors.

  Example:

  Assuming, for illustrative purposes, (i) a non-corporate U.S. Holder who owns DPSG common stock with a tax basis of $65 per share receives the special cash dividend of $103.75 per share and (ii) E&P are $31 per share, the U.S. Holder would recognize the special cash dividend for U.S. federal income tax purposes as follows:

Special cash dividend received:	$103.75 per share
Taxable dividend:	$31 per share
Non-taxable return of basis (non-corporate U.S. stockholder):	$65 per share
Taxable capital gain (non-corporate U.S. stockholder):	$7.75 per share
Remaining tax basis (non-corporate U.S. stockholder):	$0 per share

  A table with additional illustrative data is provided below (assuming a non-corporate U.S. Holder):

	$ per share	$ per share	$ per share
Stockholder basis (A):	115.00	85.00	55.00
Special cash dividend received:	103.75	103.75	103.75
Taxable dividend:	31.00	31.00	31.00
Balance:	72.75	72.75	72.75
of which non-taxable return of basis (B):	72.75	72.75	55.00
of which taxable capital gain:	—	—	17.75
Remaining stockholder basis (A–B):	42.25	12.25	0

  As referenced in A3 above, the amount of the special cash dividend that is treated as a dividend for U.S. federal income tax purposes and paid to a DPSG stockholder who is a U.S. Holder may be eligible for favorable tax rates, but the example does not provide a calculation of the amount of tax imposed with respect to the dividend.

  A Non-U.S. Holder would generally be subject to a 30% withholding tax of $9.30 on each share of DPSG common stock (30% × $31), unless reduced by an applicable tax treaty. It is possible that a broker, dealer, bank or other custodian that holds DPSG common stock beneficially owned by a Non-U.S. Holder may withhold on a greater amount, and possibly as much as $31.13 on each share of DPSG common stock, unless reduced by an applicable tax treaty.

  Each holder of DPSG common stock is urged to read the discussion in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement and to consult its tax advisors to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences of the Transactions to such holder.

Q:    When is the merger expected to be completed?

A:
Subject to the satisfaction or waiver of the closing conditions described under the section entitled "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 116 of this proxy statement, including the approval of the stock issuance proposal and charter amendment proposal by our stockholders at the annual meeting, we and Maple expect that the merger will be completed during July of 2018. However, it is possible that factors outside the control of both companies could result in the merger being completed at a different time or not at all.

Q:    Are there any risks that I should consider in deciding whether to vote for the stock issuance proposal and charter amendment proposal?

A:
Yes. You should read and carefully consider the risks described in the section entitled "Risk Factors" beginning on page 31 of this proxy statement. You also should read and carefully consider the risk factors relating to DPSG contained in the documents that are incorporated by reference into this proxy statement, including our 2017 Form 10-K.

Q:    What are the conditions to the completion of the merger?

A:
In addition to approval by our stockholders of the stock issuance proposal and charter amendment proposal as described above, completion of the merger is subject to the satisfaction or waiver of a number of other conditions, including, among others, approval for the listing of the DPSG common stock to be issued as merger consideration on the NYSE, receipt of certain required regulatory approvals, receipt by Maple of representations of officers on behalf of DPSG and Merger Sub made substantially in the form provided in the merger agreement (provided this condition will be deemed not to be satisfied if (i) McDermott Will & Emery LLP has delivered an opinion that, as a result of a change in law occurring after January 29, 2018, it is unable to provide an opinion that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and/or as an exchange described in Section 351(a) of the Code and (ii) Maple is unable to obtain such opinion from an alternative tax counsel), the accuracy of representations and warranties in the merger agreement (subject to certain materiality exceptions, other customary exceptions and customary cure rights), the absence of a material adverse effect on Maple or DPSG, and Maple's and DPSG's performance in all material respects of their respective obligations under the merger agreement and receipt by the Board of the solvency opinion from our solvency advisor. In addition, it is a condition to our obligation to close under the merger agreement that the total indebtedness (other than relating to capital leases) of the combined company, after giving effect to the merger and the other transactions contemplated by the merger agreement, does not exceed $16.9 billion in the aggregate. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 116 of this proxy statement.

Q:    Is consummation of the merger contingent upon any future approval by the holders of Maple common stock?

A:
No. Concurrently with entering into the merger agreement, Maple has obtained all approvals and consents of its holders of capital stock necessary to effect the merger and the transactions contemplated thereby. No further approvals by the holders of Maple common stock are required to consummate the merger or the other transactions contemplated by the merger agreement other than those already obtained.

Q:    What happens if the merger is not completed?

A:
If the stock issuance proposal and charter amendment proposal are not approved by our stockholders or if the merger is not completed for any other reason, the DPSG and Keurig businesses will not be combined. Accordingly, Maple stockholders will not receive shares of DPSG common stock and DPSG stockholders will not receive the special cash dividend of $103.75 per share for their shares of DPSG common stock. If the merger agreement is terminated, under specified circumstances, we may be required to pay Maple a termination fee of $700 million, and if the merger agreement is terminated in certain other specified circumstances, Maple may be required to pay us a reverse termination fee of $700 million. See the section entitled "The Merger Agreement—Termination of the Merger Agreement; Termination Fees" beginning on page 119 of this proxy statement.

Q:    Does my vote matter?

A:
Yes. The merger cannot be completed unless the stock issuance proposal and the charter amendment proposal are approved by our stockholders.

  If you fail to submit a proxy or vote in person at the annual meeting, or vote to abstain, or you do not provide your bank, brokerage firm or other nominee with instructions, as applicable, this will have the same effect as a vote "AGAINST" the charter amendment proposal. If you vote to abstain on the stock issuance proposal, this will have the same effect as a vote "AGAINST" the stock issuance proposal. For the stock issuance proposal, a failure to vote or a broker non-vote will not be counted as having been voted on the proposal, and therefore will have no effect on the vote, assuming a quorum is present. For each proposal other than the stock issuance proposal and the charter amendment proposal, a failure to vote, a broker non-vote or abstention will not be counted as having been voted on the applicable proposal, and therefore will have no effect on the vote, assuming a quorum is present.

Q:    What shares can I vote at the annual meeting?

A:
The Board has fixed the close of business on May 18, 2018 as the record date for the annual meeting. Only holders of record of the outstanding shares of our common stock at the close of business on the record date for the annual meeting are entitled to vote at the annual meeting or any adjournments thereof.

  As of the close of business on the record date for the annual meeting, we had 180,233,142 shares of common stock, par value $0.01 per share, issued and outstanding. A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the annual meeting.

Q:    How many shares must be present or represented to conduct business at the annual meeting?

A:
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the annual meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

  Abstentions and broker non-votes (shares held by brokers, trustees or other nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted as present at the annual meeting for the purpose of determining whether a quorum is present. If your shares are held by a broker, trustee or other nominee on your behalf and you do not instruct the broker, trustee or other nominee as to how to vote these shares on Proposal 1 (the stock issuance proposal), Proposal 2 (the charter amendment proposal), Proposal 3 (the transaction compensation proposal), Proposal 4 (the adjournment proposal), Proposal 5 (the election proposal), Proposal 7 (the 2017 compensation proposal) or Proposal 8 (the stockholder proposal), the broker, trustee or other nominee may not exercise discretion to vote for or against those proposals. This would be a "broker non-vote," and these shares will not be counted as having been voted on the applicable proposal and, therefore will have no effect on the vote, assuming a quorum is present. For Proposal 2 (the charter amendment proposal), a "broker non-vote" will have the same effect as a vote "AGAINST" such proposal. Please instruct your broker, trustee or other nominee so your vote can be counted. With respect to Proposal 6 (the ratification proposal), the broker, trustee or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instruction.

Q:    How can I vote my shares at the annual meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner, but not the stockholder of record, may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Voting in person will replace any votes that you previously submitted by proxy.

Q:    How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted by proxy without attending the annual meeting. There are three ways to vote by proxy:

  By Internet—Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction form.

  By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee. Those stockholders should check the voting instruction form for telephone voting availability.

  By Mail—Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

  Telephone and Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 28, 2018. Votes cast by mail must be received in sufficient time to allow processing. Votes received by mail prior to the day of the annual meeting will be processed, but votes received the day of the annual meeting may not be processed depending on the time received. Shares represented by duly executed proxies in the accompanying proxy card or voting instruction form will be voted in accordance with the instructions indicated on such proxies or voting instruction forms and, if no such instructions are indicated thereon, will be voted (i) FOR the stock issuance proposal, (ii) FOR the charter amendment proposal, (iii) FOR the transaction compensation proposal, (iv) FOR the adjournment proposal, (v) FOR each director nominee listed in the election proposal, (vi) FOR the ratification proposal, (vii) FOR the 2017 compensation proposal and (viii) AGAINST the stockholder proposal.

Q:    What if I want to change my vote?

A:
If the enclosed proxy card or voting instruction form is signed and returned, you may, nevertheless, revoke it at any time prior to the annual meeting by (i) filing a written notice of revocation with the person or persons named on the proxy card or voting instruction form, (ii) attending the annual meeting and voting the shares covered thereby in person or (iii) delivering to the addressee named in the enclosed proxy card or voting instruction form another duly executed proxy card or voting instruction form dated subsequent to the date of the proxy card or voting instruction form to be revoked.

Q:    When and where is the annual meeting?

A:
The annual meeting will be held at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201 on June 29, 2018, at 10:00 A.M., Central Daylight Time, or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders.

Q:    Do I need a ticket to attend the annual meeting?

A:
You will need an admission ticket or proof of ownership of our common stock to enter the annual meeting. If you hold shares directly in your name as a stockholder of record and have received a copy of our proxy materials, an admission ticket is attached to your printed proxy card. If you plan to attend the annual meeting, please vote your proxy prior to the annual meeting but keep the admission ticket and bring it with you to the annual meeting.

  If your shares are held beneficially in the name of a broker, trustee or other nominee and you wish to be admitted to the annual meeting, you will have to bring either a copy of the voting instruction form provided by your broker, trustee or other nominee, or a copy of a brokerage statement showing your ownership of our common stock as of May 18, 2018.

  If you are representing an entity holding shares, then you must present a proxy signed by that entity evidencing that you are authorized to attend the annual meeting and vote the shares or are otherwise representing the entity at the annual meeting. If you are representing an entity whose shares are held beneficially in the name of a broker, trustee or other nominee, you will have to bring either a copy of the voting instruction form provided by such entity's broker, trustee or other nominee, or a copy of a brokerage statement showing the entity's ownership of our common stock as of May 18, 2018, in addition to the proxy signed by the entity you are representing.

  All stockholders must also present a form of photo identification, such as a valid driver's license or passport, in order to be admitted to the annual meeting.

Q:    What should I do if I receive more than one copy of the proxy materials?

A:
You may receive more than one copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. If you hold your shares through a broker, trustee or another nominee, rather than owning shares registered directly in your name, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are entitled to direct the voting of your shares by your intermediary. Your intermediary will forward the proxy materials to you with a voting instruction form or provide electronic access to the materials and to voting facilities. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction form that you receive.

Q:    How may I obtain a copy of DPSG's 2017 Form 10-K, 2018 Q1 Form 10-Q and other financial information?

A:
Stockholders may request a free copy of our 2017 Form 10-K and/or 2018 Q1 Form 10-Q by writing to us at the following address:

    Dr Pepper Snapple Group, Inc.
    Attn: Investor Relations
    5301 Legacy Drive
    Plano, Texas 75024

  Alternatively, stockholders can access our 2017 Form 10-K, 2018 Q1 Form 10-Q and other financial information on the Investors section of our website at:

    www.drpeppersnapplegroup.com

  We also will furnish any exhibit to our 2017 Form 10-K and/or 2018 Q1 Form 10-Q if specifically requested. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information" on page 258 of this proxy statement.

Q:    Who can help answer any other questions I have?

A:
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of this proxy statement or the enclosed proxy card, please contact Alliance Advisors LLC, our proxy solicitor, by calling toll-free at (833) 501-4816. Banks, brokerage firms and other nominees may call collect at (973) 873-7700.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:
We have engaged Alliance Advisors LLC to assist in the solicitation of proxies for the annual meeting. We estimate that we will pay Alliance Advisors LLC a fee of $25,000 plus an additional nominal fee per incoming and outgoing telephone contact. We have agreed to reimburse Alliance Advisors LLC for certain out-of-pocket fees and expenses and also will indemnify Alliance Advisors LLC against certain losses, claims, damages, liabilities or expenses. We also may reimburse banks, brokerage firms, other nominees or their respective agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees also may solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:    Who will serve as inspector of elections?

A:
The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

Q:    What happens if additional matters are presented at the annual meeting?

A:
Other than the nine items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Larry D. Young, Martin M. Ellen and James L. Baldwin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

SUMMARY

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you as our stockholder. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the information incorporated by reference herein. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement.

Parties to the Merger (page 59)

Dr Pepper Snapple Group, Inc.
5301 Legacy Drive
Plano, Texas 75024
(972) 673-7000

        Dr Pepper Snapple Group, Inc., a Delaware corporation, is a leading integrated brand owner, manufacturer and distributor of non-alcoholic beverages in the United States, Mexico and the Caribbean, and Canada with a diverse portfolio of flavored (non-cola) CSDs and NCBs, including ready-to-drink teas, juices, juice drinks, water and mixers. DPSG has some of the most recognized beverage brands in North America, with significant consumer awareness levels and long histories that evoke strong emotional connections with consumers. DPSG is headquartered in Plano, Texas.

        DPSG common stock is listed on the NYSE under the symbol "DPS."

Maple Parent Holdings Corp.
33 Coffee Lane
Waterbury, Vermont 05676
(802) 244-5621

        Maple Parent Holdings Corp., a Delaware corporation, through its indirect subsidiary, Keurig Green Mountain, Inc., a Delaware corporation, is a leading producer of specialty coffee and innovative single-serve brewing systems, with its Keurig® brewers and single-serve hot beverages in more than 20 million homes and offices throughout North America. Keurig has partnerships with more than 50 leading global coffee, tea and cocoa brands, allowing it to offer consumers vast personal choice from over 600 varieties. Keurig is headquartered in Waterbury, Vermont.

Salt Merger Sub, Inc.
c/o 5301 Legacy Drive
Plano, Texas 75024
(972) 673-7000

        Salt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DPSG, was formed solely for the purpose of facilitating the merger and the transactions contemplated thereby. Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the merger and the transactions contemplated thereby. Pursuant to the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG.

The Merger (page 60)

        The terms and conditions of the merger are contained in the merger agreement, which is included in this proxy statement as Annex A and is incorporated herein by reference in its entirety. The rights and obligations of each of Maple, Merger Sub, and DPSG are governed by the express terms and conditions of the merger agreement and not by this summary or any other information contained in this proxy statement. Our stockholders are urged to read the merger agreement as well as this proxy statement carefully and in their entirety before making any voting decisions, including the approval of the stock issuance proposal and the charter amendment proposal.

        Pursuant to the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG.

Merger Consideration (page 60)

        At the effective time of the merger, each share of Maple common stock, issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of fully paid and nonassessable shares of common stock of DPSG equal to the exchange ratio, which is the product of (i) 6.6923 and (ii) the quotient obtained by dividing the number of fully diluted DPSG shares by the number of fully diluted Maple shares, each calculated in accordance with the merger agreement as of the close of business on the business day immediately preceding the closing date and after giving effect to the Maple Parent Restructuring, subject to any withholding of taxes required by law. If calculated, solely for illustrative purposes, based on the number of fully diluted DPSG shares and fully diluted Maple shares outstanding on May 9, 2018, and after giving effect to the Maple Parent Restructuring and the issuance of Maple shares pursuant to the Equity Commitment (defined below), but before giving effect to any equity awards granted by DPSG following the date of this Proxy Statement and prior to the effective time, as permitted in the merger agreement, the exchange ratio would be equal to approximately 96.46, resulting in the issuance of 1,206,975,436 shares of DPSG common stock to the equity interest holders of Maple.

Ownership of the Combined Company (page 60)

        As a result of the merger, the holders of common stock of DPSG as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of common stock of the combined company, on a fully diluted basis, and the equity interest holders of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of common stock of the combined company, on a fully diluted basis.

Special Cash Dividend (page 60)

        DPSG will declare and pay a special cash dividend equal to $103.75 per share of DPSG common stock to stockholders of DPSG as of the record date for the special cash dividend, subject to any withholding of taxes required by law.

        The special cash dividend payable to participants in DPS Direct Invest (which includes a dividend reinvestment program) will NOT be reinvested in additional shares of DPSG common stock. We are assessing whether the plan will continue following the closing and will announce our decision on or before the date on which we declare the first post-closing dividend.

Governance of the Combined Company Following the Merger (page 96)

Name of Company; Headquarters

        Maple and DPSG have agreed that, at the effective time, the name of DPSG will be changed to "Keurig Dr Pepper Inc.," and the combined company will continue to operate out of their respective locations.

Board of Directors

        Following the consummation of the merger, the board of directors of the combined company will be comprised of twelve members, eight of which will be appointed by Maple (including Bart Becht of JAB, Bob Gamgort of Keurig, four additional directors appointed by JAB and two directors appointed by Mondelēz LLC, who shall initially be Dirk Van de Put, the Chairman and Chief Executive Officer of Mondelēz and Brian Gladden, the Executive Vice President and Chief Financial Officer of Mondelēz), two of which shall be appointed by DPSG (including Larry Young, current president and chief executive officer of DPSG) (each, a "continuing director") and two of which will be mutually agreed upon by Maple and DPSG as "independent" directors under the NYSE rules and Rule 10A-3 promulgated under the Exchange Act. Pursuant to the merger agreement, from and after the effective time until the earlier of the day immediately prior to the second annual meeting of stockholders of the combined company following the closing or such time as a continuing director informs DPSG in writing that he or she no longer wishes to serve as a continuing director, DPSG shall (i) cause each continuing director to be included in management's slate of nominees for the election of directors at each meeting of the combined company's stockholders at which directors are to be elected and (ii) use its reasonable best efforts to cause the election of each applicable continuing director to the board of directors at each such meeting.

        Bart Becht of JAB will serve as chairman of the combined company's board of directors. Bob Gamgort, the current chief executive officer of Keurig, will serve as an executive member of the combined company's board of directors.

        As of the date of this proxy statement, we have not identified who will serve as the remaining directors of the combined company.

        Following the consummation of the merger, the audit committee of the board of directors (the "Audit Committee") will be composed of members who meet the independence requirements set forth by the SEC, in the NYSE listing requirements and the audit committee charter. Each member of the Audit Committee will be financially literate in accordance with the NYSE listing requirements.

        For a description of DPSG's current corporate governance and board committees, see the sections entitled "Corporate Governance" and "Board Committees and Meetings" on pages 199 and 203, respectively, of this proxy statement.

Management

        Following the consummation of the merger, Bob Gamgort, the current chief executive officer of Keurig, will become Chief Executive Officer of the combined company and Ozan Dokmecioglu, the current chief financial officer of Keurig, will become Chief Financial Officer of the combined company. The rest of the combined company's executive team will be identified in due course prior to the closing of the merger and the combined company expects to draw on the leadership teams of Keurig and DPSG. With the exception of Larry Young, who will be continuing as a member of the combined company's board of directors, as noted above, and compensated in such role as other directors are for the roles they serve on the board of directors or committees thereof, Maple and its stockholders, through the date on which the merger agreement was signed by all parties, made no arrangements with, and made no offers to, any members of DPSG's management team regarding continued employment with the combined company.

Controlled Company

        Following the consummation of the merger, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual and will qualify for, and intends to rely on, exemptions from certain governance standards.

        Under Section 303A, a company of which more than 50% of the voting power is held by an individual, a group or another company is a "controlled company" and is exempt from certain corporate governance requirements, including requirements that (1) a majority of the combined company's board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors, and (3) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating/corporate governance committee composed solely of independent directors. The controlled company exemption does not modify the independence requirements for the Audit Committee, and the combined company intends to continue to comply with the requirements of the NYSE rules with respect thereto.

Recommendation of the Board; DPSG's Reasons for the Merger (page 72)

        After careful consideration, the Board unanimously (i) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of DPSG and its stockholders and (ii) authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, on the terms and subject to the conditions set forth in the merger agreement. Accordingly, the Board unanimously recommends that DPSG's stockholders vote "FOR" the stock issuance proposal, the charter amendment proposal, the transaction compensation proposal and the adjournment proposal. In addition, the Board unanimously recommends that DPSG's stockholders vote "FOR" each of the nominees named in the election proposal, the ratification proposal, the 2017 compensation proposal and "AGAINST" the stockholder proposal. For more information on DPSG's reasons for the merger and the recommendation of the Board, see the section entitled "The Merger—Recommendation of the Board; DPSG's Reasons for the Merger" beginning on page 72 of this proxy statement.

Opinion of DPSG's Financial Advisor (page 81)

        DPSG has engaged Credit Suisse as financial advisor to DPSG and the Board in connection with the proposed merger. In connection with this engagement, Credit Suisse delivered an opinion, dated January 28, 2018, to the Board as to the fairness, from a financial point of view and as of the date of such opinion, to the holders of DPSG common stock (other than, to the extent applicable, JAB Holding Company LLC, Mondelēz and their respective affiliates) of the DPSG consideration (as defined below) provided for pursuant to the terms of the merger agreement. For purposes of Credit Suisse's analyses and opinion, the term "DPSG consideration" means, in respect of each share of DPSG common stock outstanding immediately prior to the effective time of the merger, the implied value of such share that remains outstanding immediately following the effective time of the merger, plus the special cash dividend amount payable in respect of such share of $103.75. The full text of Credit Suisse's written opinion, dated January 28, 2018, is attached to this proxy statement as Annex B and sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Credit Suisse in connection with such opinion. The description of Credit Suisse's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Credit Suisse's opinion. Credit Suisse's opinion was provided to the Board (in its capacity as such) for its information, only addressed the DPSG consideration from a financial point of view and did not address other terms, aspects or implications of the proposed merger or related transactions, the relative merits of the merger or related transactions as compared to alternative transactions or strategies that might be available to DPSG or the underlying business decision of the Board or DPSG to proceed with the merger or related transactions. Credit Suisse's opinion does not constitute advice or a recommendation to any securityholder as to how such securityholder should vote or act on any matter relating to the proposed merger, any related transaction or otherwise.

Information About the Annual Meeting (page 55)

        The annual meeting will be held on June 29, 2018, at 10:00 A.M., Central Daylight Time, at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201. The annual meeting is being held in order to vote on:

  •
  the stock issuance proposal;

  •
  the charter amendment proposal;

  •
  the transaction compensation proposal;

  •
  the adjournment proposal;

  •
  each of the director nominees listed in the election proposal;

  •
  the ratification proposal;

  •
  the 2017 compensation proposal; and

  •
  the stockholder proposal.

        The merger cannot be completed unless the stock issuance proposal and the charter amendment proposal are approved by our stockholders.

        The following voting requirements will be in effect for each proposal described in this proxy statement:

  •
  Approval of the stock issuance proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the stock issuance proposal must exceed the sum of the number of votes cast "AGAINST" the stock issuance proposal and the number of abstentions).

  •
  Approval of the charter amendment proposal requires at least a majority of the shares of our common stock outstanding as of the record date for the annual meeting vote in favor of the charter amendment (the number of shares voted "FOR" the charter amendment proposal must exceed 50% of the number of shares of our common stock outstanding as of the record date for the annual meeting).

  •
  Approval of the transaction compensation proposal (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the transaction compensation proposal must exceed the number of votes cast "AGAINST" the transaction compensation proposal).

  •
  Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the adjournment proposal must exceed the number of votes cast "AGAINST" the adjournment proposal).

  •
  The election of each director nominee requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that nominee).

  •
  Approval of the ratification proposal requires the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" ratification must exceed the number of votes cast "AGAINST" ratification).

  •
  Approval of the 2017 compensation proposal (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the 2017 compensation proposal must exceed the number of votes cast "AGAINST" the 2017 compensation proposal).

  •
  Approval of the stockholder proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "FOR" the stockholder proposal must exceed the number of votes cast "AGAINST" such stockholder proposal).

        The Board has fixed the close of business on May 18, 2018 as the record date for the annual meeting. Only holders of record of the outstanding shares of our common stock at the close of business on the record date for the annual meeting are entitled to vote at the annual meeting or any adjournments thereof.

        As of the close of business on the record date for the annual meeting, we had 180,233,142 shares of common stock issued and outstanding. A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the annual meeting.

Interests of DPSG's Directors and Executive Officers in the Merger (page 75)

        In considering the recommendation of the Board, DPSG stockholders should be aware that DPSG's directors and executive officers have interests in the proposed merger that are different from, or in addition to, any interests they may have as stockholders. The Board was aware of the different or additional interests set forth herein (other than any interests that arose following DPSG's entry into the merger agreement) and considered such interests along with other matters in approving the merger agreement and the transactions contemplated by the merger agreement. These interests include, among others:

  •
  DPSG RSU, DPSG PSU and DPSG stock option awards issued under the DPSG Stock Plan and associated award agreements, which will become fully vested as a result of the merger;

  •
  DPSG employees (excluding executive officers) are eligible to receive retention awards; and

  •
  the CIC Plan provides for termination payments and benefits for plan participants (including six executive officers) upon qualifying terminations following the merger.

        For more information see the section of this proxy statement entitled "The Merger—Interests of DPSG's Directors and Executive Officers in the Merger" beginning on page 75.

Interests of Certain Participants in the Solicitation (page 79)

        Maple, Bob Gamgort (Chief Executive Officer of Keurig), Ozan Dokmecioglu (Chief Financial Officer of Keurig) and Bart Becht (Chairman of Maple's board of directors) (each such individual, a "Maple Participant") may be deemed to be "participants" under SEC rules in the solicitation of proxies of DPSG stockholders in respect of the stock issuance proposal and the charter amendment proposal to be voted on at the annual meeting, and may be deemed to have been "participants" under SEC rules in the solicitation of DPSG stockholders through written communications made by Maple, Keurig or DPSG prior to the date of this proxy statement. DPSG stockholders should be aware that the Maple Participants have interests in the merger that may be different from, or in addition to, those of Maple stockholders and DPSG stockholders generally. For a more complete summary of the interests of certain participants in the solicitation, see the section entitled "The Merger—Interests of Certain Participants in the Solicitation" beginning on page 79 of this proxy statement. Except as described in such section, neither Maple nor any of the Maple Participants has a direct or indirect interest, by security holdings or otherwise, in DPSG or the matters to be acted upon in connection with the transactions contemplated by the merger agreement.

Regulatory Approvals (page 98)

        Completion of the merger is subject to the receipt of certain required regulatory approvals, including the receipt of antitrust clearance in the United States and obtaining any required foreign regulatory approvals. Under the HSR Act and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ and the applicable waiting period (or any extensions thereof) has expired or been terminated.

        On February 23, 2018, each of DPSG, Maple (with the ultimate parent of Sponsor) and Mondelēz filed with the FTC and the DOJ notification and report forms under the HSR Act with respect to the proposed merger. The waiting period with respect to the notification and report forms filed under the HSR Act expired on March 26, 2018. On March 5, 2018, we and Maple submitted to the Commissioner of Competition in Canada a request for an Advance Ruling Certificate, or, in the alternative, a no-action letter and a waiver of the requirement to notify the merger under the Competition Act (Canada). On March 29, 2018 we received a no-action letter and waiver of the requirement to notify and supply information with respect to the merger to the Commissioner of Competition in Canada. On February 28, 2018, we and Maple submitted a merger control notification to COFECE in Mexico. On April 26, 2018, we received notification that COFECE authorized the merger and that the authorization would remain in place for a period of six months.

        At any time before or after consummation of the merger, notwithstanding the termination of the waiting periods under the HSR Act and any required foreign regulatory approvals, the DOJ, FTC or any U.S. state could take such action under the antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Maple and DPSG. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.

        Under the merger agreement, Maple and DPSG generally must use reasonable best efforts to take all necessary actions to obtain all regulatory approvals required to complete the merger. However, there can be no assurance that no governmental entity or private party will attempt to challenge the merger on antitrust or competition grounds, and, if such a challenge is made, there can be no assurance as to its result. For a description of the parties' obligations with respect to regulatory approvals related to the merger, see the section entitled "The Merger Agreement—Efforts to Complete the Merger" beginning on page 110 of this proxy statement.

Litigation Related to the Transactions (page 98)

        In connection with the Transactions, purported DPSG stockholders have filed five lawsuits (excluding a lawsuit that was subsequently voluntarily withdrawn) against DPSG and each member of the Board in federal court (the "Federal Court Lawsuits") alleging that the preliminary proxy statement filed on March 8, 2018 failed to disclose material information in violation of the federal securities laws. In a sixth lawsuit, the Delaware Court Lawsuit, two purported DPSG stockholders filed suit in the Delaware Court against DPSG, each member of the Board, Maple and Merger Sub alleging that DPSG stockholders are entitled to appraisal rights in connection with the Transactions and that such rights should have been disclosed to stockholders. DPSG disagrees and argued before the Delaware Court on the issue at a hearing that occurred on May 25, 2018.

No Appraisal Rights (page 193)

        DPSG and Maple do not believe that DPSG stockholders have appraisal rights with respect to the shares of DPSG common stock they hold in connection with the Transactions.

        However, in the Delaware Court Lawsuit, the plaintiffs contend that DPSG stockholders have appraisal rights in connection with the Transactions, and such rights should have been disclosed to DPSG stockholders. DPSG disagrees and argued before the Delaware Court on the issue at a hearing that occurred on May 25, 2018.

Conditions to Completion of the Merger (page 116)

        The obligations of DPSG, Maple and Merger Sub to effect the merger are subject to the satisfaction or waiver by each of the parties to the merger agreement of the following conditions at or prior to the effective time:

  •
  DPSG having obtained the approval of the stock issuance proposal and the charter amendment proposal by the DPSG stockholders;

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  the waiting period or waiting periods applicable to the consummation of the merger and the other transactions contemplated by the merger agreement under the HSR Act having expired or been earlier terminated;

  •
  certain other required foreign regulatory approvals having been obtained; and

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  no material order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger or any of the other transactions contemplated by the merger agreement being in effect and no material statute, rule, regulation or order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition having been enacted, entered, promulgated or enforced by any governmental entity that prohibits or makes illegal consummation of the merger.

        In addition, Maple's obligation to effect the merger is subject to the satisfaction or waiver of the following conditions at or prior to the effective time:

  •
  the representations and warranties of DPSG in the merger agreement being true and correct to the extent required by the merger agreement, as of the date of the merger agreement and as of the closing date of the merger (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

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  DPSG having performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

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  since the date of the merger agreement, no event or events or development or developments having occurred that had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on DPSG;

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  the receipt by Maple of a certificate executed by the chief executive officer of DPSG and Merger Sub to the effect that the conditions set forth in the immediately foregoing paragraphs have been satisfied;

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  receipt by Maple of representations of officers on behalf of DPSG and Merger Sub made substantially in the form provided in the merger agreement (provided this condition will be deemed not to be satisfied if (i) McDermott Will & Emery LLP has delivered an opinion that, as a result of a change in law occurring after January 29, 2018, it is unable to provide an opinion that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and/or as an exchange described in Section 351(a) of the Code and (ii) Maple is unable to obtain such opinion from an alternative tax counsel); and

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  approval of all shares of DPSG common stock to be issued as merger consideration for listing on the NYSE, subject to official notice of issuance prior to the closing date.

        In addition, DPSG's obligation to effect the merger is subject to the satisfaction or waiver of the following conditions at or prior to the effective time:

  •
  the representations and warranties of Maple in the merger agreement being true and correct to the extent required by the merger agreement, as of the date of the merger agreement and as of the closing date of the merger (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

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  Maple having performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

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  since the date of the merger agreement, no event or events or development or developments having occurred that had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Maple;

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  the receipt by DPSG of a certificate executed by Maple's chief executive officer to the effect that the conditions set forth in the immediately foregoing paragraphs have been satisfied;

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  Maple having obtained the financing related to the merger at or prior to the closing date of the merger and the funding of such financing in accordance with the terms and conditions thereof at or prior to the closing of the merger, which proceeds, together with other immediately available and unconditional funds, will be sufficient to fund the transactions contemplated by the merger agreement and related fees and expenses;

  •
  the receipt by the Board of the solvency opinion from our solvency advisor; and

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  the outstanding indebtedness (excluding indebtedness relating to capital leases) of the combined company and its subsidiaries after giving effect to the merger and the other transactions contemplated by the merger agreement not exceeding $16.9 billion in aggregate.

        For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 116 of this proxy statement.

No Solicitation of Acquisition Proposals (page 107)

        DPSG has agreed that it and its subsidiaries will not, directly or indirectly, and will not authorize or permit their respective representatives, directly or indirectly, to:

  •
  initiate, solicit, knowingly encourage, induce or assist any inquiries or the making, submission, announcement or consummation of, proposals or offers that constitute, or that could reasonably be expected to lead to, any acquisition proposal (as defined in the section entitled "The Merger Agreement—No Solicitation of Acquisition Proposals" beginning on page 107 of this proxy statement);

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  engage in, continue or otherwise participate in any discussions or negotiations regarding or provide or furnish any non-public information or data relating to DPSG or any of its subsidiaries, or afford access to the business, properties, assets, books, records or personnel of DPSG or any of its subsidiaries to any person (other than Maple or any of its affiliates, designees or representatives), that could reasonably be expected to initiate, solicit, encourage, induce or assist the making, submission or commencement of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal;

  •
  approve, recommend or enter into, any letter of intent or similar document, agreement or commitment, or agreement in principle (whether written or oral, binding or nonbinding), with respect to an acquisition proposal (other than a confidentiality agreement contemplated by the merger agreement); or

  •
  otherwise knowingly facilitate any effort or attempt to make an acquisition proposal.

        Notwithstanding the foregoing, if at any time prior to obtaining stockholder approval of the stock issuance proposal and the charter amendment proposal, DPSG or any of its subsidiaries or representatives receives an unsolicited bona fide written acquisition proposal and if DPSG is not in material breach of the non-solicitation provisions of the merger agreement and DPSG has received from such person or group an executed confidentiality agreement on terms not more favorable to such other person or group than those contained in the confidentiality agreement between DPSG and Maple, DPSG may, subject to the requirements set forth in the merger agreement, (i) provide information with respect to DPSG to and (ii) engage or participate in any discussions or negotiations with, the person or group making such unsolicited bona fide written acquisition proposal. The merger agreement requires that DPSG promptly notify Maple (in any event, within 24 hours) of receipt of any inquiries, proposals or offers, requests for information or any such discussions or negotiations with it or any of its representatives with respect to an acquisition proposal, indicating the name of the person making the acquisition proposal and the material terms and conditions of any such proposals or offers and thereafter keep Maple reasonably informed on a timely basis.

Changes in Board Recommendations (page 108)

        Subject to certain exceptions described below, DPSG has agreed that neither the Board nor any committee thereof shall:

  •
  fail to include the DPSG recommendation in this proxy statement;

  •
  withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Maple, the DPSG recommendation;

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  publicly approve, recommend or otherwise declare advisable any acquisition proposal;

  •
  publicly propose to do any of the foregoing; or

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  authorize, approve, recommend, declare advisable or permit (or publicly propose to authorize, approve, recommend, declare advisable or permit) DPSG to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or agreement relating to any acquisition proposal (other than the merger agreement or a confidentiality agreement contemplated thereby).

        At any time prior to the DPSG stockholder meeting, convened for approval of the stock issuance proposal and charter amendment proposal, the Board or any committee thereof may, however, make a change of recommendation in response to an acquisition proposal that constitutes a superior proposal or an intervening event and, solely with respect to a superior proposal, terminate the merger agreement, if, and only if:

  •
  in connection with a change of recommendation, the Board has determined in good faith (after consultation with its outside legal counsel) that the failure to make a change of recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; and

  •
  prior to making a change of recommendation or terminating the merger agreement, DPSG provides notice to Maple advising Maple that the Board intends to take such action and the reasons therefor.

        The merger agreement requires that, before the Board or any committee thereof may make a change of recommendation in response to an acquisition proposal that constitutes a superior proposal or an intervening event:

  •
  a period of at least four business days must have elapsed following Maple's receipt of such notice, and if Maple desires to negotiate, DPSG must negotiate in good faith with Maple during such period with respect to any changes to the terms of the merger agreement proposed by Maple and consider in good faith any such changes proposed by Maple (which notice period will be renewed for an additional three business days if there is any material amendment to the terms of such acquisition proposal); and

  •
  the Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would continue to be reasonably expected to be inconsistent with its fiduciary duties under applicable law and that, in the case of a superior proposal, the Board determines in good faith, after consultation with DPSG's financial advisors and outside legal counsel, the acquisition proposal would continue to constitute a superior proposal if such changes offered by Maple were to be given effect.

        For a more complete summary, see the section entitled "The Merger Agreement—Changes in Board Recommendations" beginning on page 108 of this proxy statement.

Termination of the Merger Agreement; Termination Fees (page 119)

        The merger agreement may be terminated at any time prior to the effective time under the following circumstances:

  •
  by mutual consent of DPSG and Maple;

  •
  by either DPSG or Maple if any governmental entity of competent jurisdiction shall have issued a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the merger and the other transactions contemplated by the merger agreement;

  •
  by either DPSG or Maple if DPSG fails to obtain the approval of its stockholders for the stock issuance proposal or the charter amendment proposal;

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  by either DPSG or Maple if the merger has not been consummated on or before October 29, 2018;

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  by either DPSG or Maple if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in the merger agreement by the other party or other parties, which breach or inaccuracy would result in the failure of a closing condition regarding (i) the accuracy of such other party's representations or warranties or (ii) the performance in all material respects of such other party's obligations at or prior to the closing date, and which breach or inaccuracy is incapable of being cured or is not cured by October 29, 2018, or if capable of being cured by such date, such other party has not commenced good faith efforts to cure within 10 days following receipt of written notice from the non-breaching party;

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  by Maple if (i) the Board shall have made a change in recommendation to its stockholders or DPSG shall have breached in any material respect its obligation not to solicit or negotiate any other acquisition proposal or, (ii) at any time following the receipt or public announcement of an acquisition proposal, the Board shall have failed to reaffirm the DPSG recommendation within five business days after receipt of a written request from Maple to do so;

  •
  by DPSG in order to accept a superior proposal and enter into an alternative acquisition agreement; or

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  by DPSG, if (i) the conditions to Maple's obligations (including mutual conditions) to effect the merger have been satisfied or waived, and Maple has not provided the required financing certificate by the date that is two business days prior to the date the merger should have been consummated, or (ii) following the receipt of such financing certificate, Maple fails to consummate the merger on the date the consummation of the merger should have occurred pursuant to the merger agreement.

        If the merger agreement is terminated pursuant to the fourth bullet above, under certain circumstances specified in the merger agreement relating to the consummation of or entry into an agreement with respect to an acquisition proposal, or pursuant to the sixth or seventh bullets above, in each case, DPSG will pay to Maple a termination fee in the amount of $700 million. If the merger agreement is terminated by DPSG pursuant to the eighth bullet above, Maple will pay to DPSG a reverse termination fee in the amount of $700 million. In no event will DPSG be required to pay the termination fee on more than one occasion and in no event will Maple be required to pay the reverse termination fee on more than one occasion.

        For a more complete summary, see the section entitled "The Merger Agreement—Termination of the Merger Agreement; Termination Fees" beginning on page 119 of this proxy statement.

Expenses (page 120)

        Except as otherwise expressly provided for in the merger agreement, each party has agreed that it will pay all fees and expenses incurred by it in connection with the merger and the other transactions contemplated by the merger agreement.

        In the case of obtaining financing, Maple has agreed to promptly, upon request by DPSG, reimburse DPSG for all reasonable and documented out-of-pocket fees and expenses of DPSG and its subsidiaries and all reasonable and documented out-of-pocket fees and expenses of their representatives (including all reasonable and documented attorneys' fees) incurred in connection with DPSG's cooperation in connection with obtaining financing for the merger and the other transactions contemplated by the merger agreement.

Other Related Agreements (page 122)

Investor Rights Agreement

        Concurrently with the closing of the merger, the combined company will enter into an investor rights agreement with the Sponsor and Mondelēz LLC (the "Holders") that will, among other things, (i) provide each Holder with certain registration rights with respect to their shares of common stock in the combined company, (ii) govern how each Holder will vote the shares of common stock held by them in the combined company with respect to supporting certain directors that are designated by Mondelēz LLC, (iii) require certain matters to be approved by the combined company's board of directors and (iv) provide Mondelēz LLC with certain information rights for so long as Mondelēz accounts for its investment in the combined company under the equity method of accounting under GAAP. See the section entitled "Other Related Agreements—Investor Rights Agreement" beginning on page 122 of this proxy statement.

Accounting Treatment (page 99)

        The merger will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification 805, Business Combinations, ("ASC 805"), under which the assets and liabilities of DPSG will be recorded by Maple at their respective fair values as of the date the merger is consummated. Maple will be deemed the acquirer in the merger for accounting purposes and DPSG will be treated as the acquiree, based on a number of factors considered at the time of preparation of this proxy statement.

Financing Matters (page 61)

Bridge Commitment

        In connection with the execution of the merger agreement, Maple has entered into a bridge financing commitment letter, dated January 29, 2018 (the "Bridge Commitment Letter"), with JP Morgan Chase Bank, N.A., Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Bridge Commitment Parties"), pursuant to which the Bridge Commitment Parties have committed to lend, severally but not jointly, initially to Maple an amount up to $13.1 billion in the aggregate in the form of a senior unsecured 364-day bridge loan facility (the "Bridge Facility"), subject to customary conditions as set forth therein. The commitments in respect of the Bridge Facility will be automatically reduced, subject to certain exceptions and limitations, on a dollar-for-dollar basis by (i) the net cash proceeds of any sale or issuance of debt securities by Maple, (ii) the net cash proceeds of the incurrence by Maple of certain other indebtedness for borrowed money, (iii) the net cash proceeds from any issuance of equity securities or equity-linked securities by Maple, (iv) the committed amount or (without duplication) the net cash proceeds of loans under the Term Loan Facility (defined below) and the Revolving Credit Facility (defined below) and (v) the net cash proceeds of certain sales of assets outside the ordinary course of business, in each case subject to certain exceptions. The financing commitments of the Bridge Commitment Parties are currently undrawn and are subject to various customary conditions set forth in the Bridge Commitment Letter. The commitments in respect of the Bridge Facility were reduced to $8.0 billion on February 28, 2018 in connection with the execution of the Term Loan Agreement and the New Credit Agreement referred to below, and were reduced to $0 and terminated in connection with the issuance of $8 billion aggregate principal amount of senior notes by Maple Escrow Subsidiary, Inc.

New Credit Facilities

        On February 28, 2018, Maple entered into (1) a Term Loan Agreement among Maple, the lenders party thereto (the "Term Lenders"), the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Term Lenders have committed to provide $2.7 billion of a senior unsecured term loan facility (the "Term Loan Facility") for the purposes of funding (i) the merger and (ii) fees and expenses related to the merger and (2) a Credit Agreement (the "New Credit Agreement") among Maple, the lenders party thereto (the "Revolving Lenders"), the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Revolving Lenders have committed to provide $2.4 billion of revolving commitments (the "Revolving Credit Facilities"), for the purpose of funding (i) the merger, (ii) fees and expenses related to the merger, (iii) repayment of DPSG's and Maple's existing credit facilities and (iv) general corporate needs.

        The balance of the financing in connection with the merger is expected to be provided by the proceeds of the notes offering and Equity Commitment (discussed below).

Notes Offering

        On May 14, 2018, Maple Escrow Subsidiary, Inc. (the "Escrow Issuer"), a wholly-owned subsidiary of Maple, commenced an offering to sell $8 billion aggregate principal amount of senior notes (the "Notes"), consisting of $1,750 million aggregate principal amount of 3.551% senior notes due 2021, $2,000 million aggregate principal amount of 4.057% senior notes due 2023, $1,000 million aggregate principal amount of 4.417% senior notes due 2025, $2,000 million aggregate principal amount of 4.597% senior notes due 2028, $500 million aggregate principal amount of 4.985% senior notes due 2038 and $500 million aggregate principal amount of 5.085% senior notes due 2048. The Notes were issued pursuant to an indenture, dated as of May 25, 2018, among the Escrow Issuer, Maple as parent guarantor, and Wells Fargo Bank, N.A., as trustee (the "Indenture"). The offering of the Notes closed on May 25, 2018.

        Maple intends to use the net proceeds of the offering, together with borrowings under the new credit facilities discussed above and cash on hand, to (i) finance the special cash dividend payable to DPSG shareholders, (ii) refinance DPSG's and Maple's existing credit facilities and (iii) to pay related fees and expenses. The net proceeds of the offering have been deposited in a separate escrow account. Upon consummation of the merger, the combined company will assume all of the Escrow Issuer's obligations under the Notes, the Indenture and the other applicable documents by operation of law. If the merger is not consummated, the Escrow Issuer will be required to redeem the Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

        The Notes are the senior secured obligations of the Escrow Issuer, secured only by the amounts deposited in the escrow account. Upon the consummation of the merger, the Notes will be fully and unconditionally guaranteed by all of the combined company's existing and future subsidiaries that guarantee any of the combined company's other indebtedness. Upon the consummation of the merger, the Notes will be the combined company's unsecured and unsubordinated obligations and will rank equal in right of payment with all of the combined company's current and future unsubordinated indebtedness and each of the subsidiary guarantees will be an unsecured and unsubordinated obligation of the subsidiary guarantor providing such subsidiary guarantee and will rank equal in right of payment with such subsidiary guarantor's current and future unsubordinated indebtedness.

        Upon consummation of the merger, the combined company may redeem any series of the Notes, in whole or in part, from time to time, at the applicable redemption price set forth in the Indenture. If the combined company experiences a change of control triggering event, it may be required to offer to repurchase each series of the Notes from holders as described in the Indenture.

        The Indenture includes customary events of default. Prior to the merger, Maple, and, upon the consummation of the merger, the combined company, will be subject to certain negative covenants under the Indenture, including limits on the applicable party's and their subsidiaries' ability to incur indebtedness secured by principal properties, enter into certain sale and leaseback transactions with respect to principal properties and enter into certain mergers, consolidations and transfers of substantially all of its assets.

        In connection with the issuance and sale of the Notes, the Escrow Issuer also entered into a registration rights agreement under which, upon consummation of the merger, the combined company will also become a party by joinder or otherwise, and pursuant to which the combined company will agree to use its commercially reasonable efforts to file a registration statement with respect to registered exchange offers for the Notes under certain circumstances.

Equity Commitment

        Maple has entered into an equity commitment letter, dated January 28, 2018, with the Sponsor, pursuant to which the Sponsor has committed to purchase, immediately prior to the completion of the merger, equity interests in Maple in an amount up to $9 billion in the aggregate (the "Equity Commitment"), subject to customary conditions as set forth therein.

Material U.S. Federal Income Tax Consequences of the Transactions (page 189)

        DPSG will not be a party to the merger and holders of DPSG common stock will retain such shares of DPSG common stock in the Transactions. Accordingly, DPSG stockholders will not recognize gain or loss for U.S. federal income tax purposes as a result of the merger, although DPSG stockholders will be subject to tax with respect to the special cash dividend (as discussed below). The holding period of such DPSG stockholders in their DPSG common stock will remain unchanged.

        For U.S. federal income tax purposes, the special cash dividend is expected to be characterized as a distribution pursuant to Section 301(a) of the Code. Assuming this characterization applies, the special cash dividend will be characterized as a dividend for U.S. federal income tax purposes to the extent paid out of E&P, currently estimated at between $29 and $32 per share. DPSG expects that the special cash dividend will exceed E&P. The portion of the special cash dividend that is not characterized as a dividend for tax purposes will be applied against and reduce the tax basis of DPSG common stock, with any excess treated as gain from the sale or exchange of property.

        With respect to the amount of the special cash dividend that is treated as a dividend for U.S. federal income tax purposes and paid to a DPSG stockholder who is a U.S. Holder and (i) is not a corporation, such amount generally will be eligible for a reduced rate of taxation (at long-term capital gains tax rates) or (ii) is a corporation, such amount generally will be eligible for the dividends-received deduction, in each case, if certain holding periods and other requirements are satisfied.

        The amount of the special cash dividend that is treated as a dividend for U.S. federal income tax purposes and paid to a DPSG stockholder who is a Non-U.S. Holder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty (and a properly executed applicable IRS Form W-8 certifying entitlement to benefits under a treaty has been provided) unless such Non-U.S. Holder is subject to U.S. federal income tax with respect to the special cash dividend in the same manner as a U.S. Holder. It is possible that a broker, dealer, bank or other custodian that holds DPSG common stock beneficially owned by a Non-U.S. Holder may withhold on a greater amount, up to as much as 30% on the entire $103.75 per share special cash dividend unless lowered by an applicable treaty.

        Each holder of DPSG common stock is urged to read the discussion in the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" beginning on page 189 of this proxy statement and to consult its tax advisors to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences of the Transactions to such holder.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and documents incorporated by reference into this proxy statement contain certain "forward-looking statements" within the meaning of federal securities laws with respect to the businesses, strategies and plans of DPSG and Maple and the combined company following the merger, their expectations relating to the merger and the future financial condition and performance of the combined company following the merger. Statements included in or incorporated by reference into this proxy statement that are not historical facts, including statements about the beliefs and expectations of the management of each of DPSG and Maple, are forward-looking statements. Words such as "believes," "plans," "anticipates," "estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

        These forward-looking statements may include, without limitation, statements regarding the completion of the merger, expected synergies and other benefits, including tax, financial and strategic benefits, to the combined company and the respective stockholders of DPSG and Maple of the merger, the expected tax consequences to holders of DPSG common stock and the combined company common stock and the expected accounting treatment for the merger and other statements that are not historical facts.

        Forward-looking statements, estimates and projections are based on management's current beliefs and assumptions, are not guarantees of performance and may prove to be inaccurate. While DPSG and Maple believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of DPSG and Maple. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of DPSG and Maple, depending upon a number of factors affecting their businesses and risks associated with the successful execution of the merger and the integration and performance of their businesses following the merger. These factors include, but are not limited to, risks and uncertainties detailed in DPSG's periodic public filings with the SEC, including those discussed in the section of this proxy statement entitled "Risk Factors" and in the section entitled "Risk Factors" in DPSG's 2017 Form 10-K, and in subsequent filings by DPSG with the SEC, and the following factors:

  •
  stockholders may not approve the stock issuance proposal and charter amendment proposal;

  •
  regulatory and other required approvals in connection with the merger may prevent or substantially delay the consummation of the merger;

  •
  the closing of the merger is subject to many conditions, and if these conditions are not satisfied or waived, the merger will not be completed;

  •
  the termination of the merger agreement and the failure to consummate the merger could negatively impact DPSG and its future operations;

  •
  DPSG stockholders will have a minority ownership after the merger and exercise less influence;

  •
  the composition of the Board will change following the merger;

  •
  the combined company will be a "controlled company" following the merger and will rely on exemptions from certain corporate governance requirements, including having fewer independent directors on its board of directors or board committees following the merger;

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  following the completion of the merger, JAB, through its affiliate, Sponsor, will be the combined company's largest stockholder and will have the ability to exercise significant influence over decisions requiring the combined company's stockholders' approval;

  •
  DPSG and Keurig will be subject to certain operating restrictions until, and business uncertainties until and following, the consummation of the merger;

  •
  restrictions on DPSG's ability to pursue other alternatives to the merger;

  •
  DPSG stockholders' investment could be materially and adversely affected if the due diligence of Keurig was inadequate or if unexpected risks related to Keurig materialize;

  •
  completion of the merger may require consents or trigger change in control or other provisions in certain agreements to which DPSG is a party;

  •
  the unaudited pro forma condensed combined financial statements and prospective financial information included in this proxy statement are presented for illustrative purposes only and the actual financial condition and results of operations of the combined company following the merger may differ materially;

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  DPSG may waive one or more of the conditions to the merger without resoliciting its stockholders' approval;

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  the lack of a public market for Maple shares makes it difficult to evaluate the fairness of the merger and the stockholders of Maple may receive consideration in the merger that is more than the fair market value of the Maple shares;

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  uncertainties regarding the tax characterization and treatment of the special cash dividend;

  •
  expected combination benefits from the merger may not be fully realized;

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  integration of the combined businesses of DPSG and Keurig may not be successful or may be more challenging than anticipated;

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  Maple and DPSG will incur direct and indirect costs as a result of the merger;

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  following the completion of the merger, the combined company will incur significant additional indebtedness which could adversely affect it;

  •
  restrictions on the combined company from indebtedness agreements entered into in connection with the merger may affect business operations;

  •
  the market price for the combined company's common stock may be affected by factors different than those that historically have affected DPSG's common stock;

  •
  following the completion of the merger, the combined company will assume certain potential liabilities relating to Keurig;

  •
  additional risks associated with the coffee and appliance business and operations in new geographical regions;

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  changes in consumer preferences, trends and health concerns;

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  changes in the cost of and supply of commodities used in our or, following the merger, the combined company's business;

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  dependence on a small number of large retailers for a significant portion of our or, following the merger, the combined company's sales;

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  loss of key personnel;

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  dependence on third-party bottling and distribution companies;

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  reliance on the performance of a limited number of suppliers, manufacturers and other fulfillment companies;

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  ability to successfully integrate and manage our or, following the merger, the combined company's acquired businesses or brands;

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  operating in highly competitive markets and our or, following the merger, the combined company's ability to compete with companies with significant financial resources;

  •
  fluctuations in foreign currency exchange rates;

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  fluctuations in our or, following the merger, the combined company's tax obligations, including transfer pricing;

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  disruptions to information systems and third-party service providers;

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  disruptions to manufacturing and distribution facilities;

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  litigation claims or legal proceedings against us or, following the merger, the combined company;

  •
  failure to comply with U.S. and international laws and regulations in the countries in which we or, following the merger, the combined company operate;

  •
  weather, natural disasters, climate changes and the availability of water;

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  seasonality of DPSG's and Keurig's businesses;

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  our or, following the merger, the combined company's products meeting health and safety standards or contamination of our or, following the merger, the combined company's products;

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  recession, financial and credit market disruptions and other economic conditions;

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  increases in cost of employee benefits;

  •
  strikes or work stoppages;

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  infringement of our or, following the merger, the combined company's intellectual property rights by third parties, intellectual property claims against us or, following the merger, the combined company or adverse events regarding licensed intellectual property;

  •
  the need for substantial investment and restructuring at our or, following the merger, the combined company's manufacturing, distribution and other facilities;

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  our or, following the merger, the combined company's ability to retain or recruit qualified personnel;

  •
  Keurig's financial performance is, and, following the merger, the combined company's financial performance will be, highly dependent upon the sales of Keurig® brewing systems and pods;

  •
  failure to maintain strategic relationships with well-recognized brands/brand owners and private label brands could adversely impact Keurig's and, following the merger, the combined company's future growth and business;

  •
  obsolete inventory may result in reduced prices or write-downs; and

  •
  reliance on independent certification for a number of DPSG's, Keurig's and, following the merger, the combined company's products. Loss of any independent certifications could harm DPSG's, Keurig's and, following the merger, the combined company's businesses.

        Consequently, all of the forward-looking statements Maple or DPSG make in this document are qualified by the information contained in or incorporated by reference into this proxy statement, including, but not limited to, (i) the information contained under this heading, (ii) the information discussed in the section of this proxy statement entitled "Risk Factors" and (iii) the information discussed under the section entitled "Risk Factors" in DPSG's 2017 Form 10-K and subsequent filings by DPSG with the SEC. See the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement.

        Neither Maple nor DPSG is under any obligation, and each expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as required by law. Persons reading this proxy statement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

RISK FACTORS

        Before you vote, you should carefully consider the risks described below, those described in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 27 of this proxy statement and the other information contained in this proxy statements or in the documents of DPSG incorporated by reference into this proxy statement, particularly the risk factors discussed in this section of this proxy statement entitled "Risk Factors" and in the section entitled "Risk Factors" in DPSG's 2017 Form 10-K, which is incorporated by reference into this proxy statement. See the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement. In addition to the risks set forth below, new risks may emerge from time to time and it is not possible to predict all risk factors, nor can DPSG or Maple assess the impact of all factors on the merger and the combined company following the merger or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in or implied by any forward-looking statements.

Risks Relating to the Merger

The closing of the merger is subject to many conditions, and if these conditions are not satisfied or waived, the merger will not be completed.

        The closing of the merger is subject to a number of conditions as set forth in the merger agreement that must be satisfied, including the approval by our stockholders of the stock issuance proposal and the charter amendment proposal, the absence of any law or injunction prohibiting the consummation of the merger, the authorization of the listing on the NYSE of the shares of our common stock to be issued in the merger and the securing of financing for the merger.

        The closing of the merger is also subject to the satisfaction or waiver of a number of other conditions, including, among others, the accuracy of representations and warranties in the merger agreement (subject to certain materiality qualifiers, other customary exceptions and customary cure rights), the performance in all material respects by us and Maple of our respective obligations under the merger agreement, the absence of a material adverse effect on Maple or us, the receipt by us and Maple of officer certificates signed on behalf of Maple, with respect to the certificate to be received by us, and signed on behalf of us and Merger Sub, with respect to the certificate to be received by Maple, certifying the satisfaction of the preceding conditions, receipt by Maple of representations of officers on behalf of DPSG and Merger Sub made substantially in the form provided in the merger agreement (provided this condition will be deemed not to be satisfied if (i) McDermott Will & Emery LLP has delivered an opinion that, as a result of a change in law occurring after January 29, 2018, it is unable to provide an opinion that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and/or as an exchange described in Section 351(a) of the Code and (ii) Maple is unable to obtain such opinion from an alternative tax counsel), and receipt by the Board of the solvency opinion from our solvency advisor. In addition, it is a condition to our obligation to close under the merger agreement that the total indebtedness (other than relating to capital leases) of the combined company, after giving effect to the merger and the other transactions contemplated by the merger agreement, does not exceed $16.9 billion in the aggregate.

        For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 116 of this proxy statement.

        There can be no assurance as to whether or when the conditions to the closing of the merger will be satisfied or waived or as to whether or when the merger will be consummated.

The termination of the merger agreement could negatively impact us.

        The merger agreement may be terminated at any time prior to the effective time, whether before or after receipt of the approval of DPSG stockholders of the stock issuance proposal and the charter amendment proposal or the effectiveness of the Maple stockholder consent or Merger Sub stockholder consent, by action taken or authorized by the board of directors of the terminating party or parties, (i) by mutual consent of Maple and DPSG, (ii) by either Maple or DPSG if any governmental entity of competent jurisdiction shall have issued a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the merger and other transactions contemplated by the merger, except that no party may seek to terminate for this reason if such party's breach of its obligations under the merger agreement proximately contributed to the occurrence of such order, (iii) by either Maple or DPSG if DPSG fails to obtain the approval of DPSG stockholders of the stock issuance proposal or the charter amendment proposal, (iv) by either Maple or DPSG if the merger shall not have been consummated on or before October 29, 2018 except that no party may seek to terminate for this reason if such party's breach of its obligations under the merger agreement proximately contributed to the failure of the closing to occur on or before October 29, 2018, (v) by Maple if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in the merger agreement on the part of DPSG or Merger Sub (subject to certain materiality exceptions, other customary exceptions and a customary cure right), (vi) by DPSG if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any representations or warranties set forth in the merger agreement on the part of Maple (subject to certain materiality exceptions, other customary exceptions and a customary cure right), (vii) by Maple if the Board shall have made a change in recommendation to its stockholders or DPSG shall have breached in any material respect its obligation not to solicit or negotiate any other acquisition proposal or, if after receipt or public announcement of an acquisition proposal, the Board shall have failed to reaffirm its recommendation regarding DPSG stockholders voting for the stock issuance proposal and charter amendment proposal within five business days after receipt of a written request from Maple to do so, (viii) by DPSG in order to accept a superior proposal and enter into an alternative acquisition agreement or (ix) by DPSG, if (a) the conditions to Maple's obligations (including mutual conditions) to effect the merger have been satisfied or waived, and Maple has not provided the required financing certificate by the date that is two business days prior to the date the merger should have been consummated, or (b) following the receipt of such financing certificate, Maple fails to consummate the merger on the date the consummation of the merger should have occurred pursuant to the merger agreement.

        If the merger agreement is terminated for any reason, our ongoing business may be adversely affected and, without realizing any of the anticipated benefits of having completed the merger, we would be subject to a number of risks, including the following:

  •
  the market price of our common stock could decline;

  •
  if the merger agreement is terminated and our Board seeks another business combination, our stockholders cannot be certain that we will be able to find a party willing to enter into a transaction on terms equivalent to or more attractive than the terms that Maple has agreed to in the merger agreement;

  •
  time and resources, financial and other, committed by our management to matters relating to the merger could otherwise have been devoted to pursuing other beneficial opportunities for our company;

  •
  we may experience negative reactions from the financial markets or from our customers or employees; and

  •
  we may be required to pay our respective costs relating to the merger, including legal, accounting, financial advisory, financing and printing fees, whether or not the merger is completed.

        If the merger agreement is terminated, under specified circumstances, we may be required to pay Maple a termination fee of $700 million. See the section entitled "The Merger Agreement—Termination of the Merger Agreement; Termination Fees" beginning on page 119 of this proxy statement for a more complete discussion of the circumstances under which the merger agreement could be terminated.

        In addition, if the merger is not completed, we could be subject to litigation related to any failure to complete the merger or related to any enforcement proceeding commenced against us to perform our obligations under the merger agreement. The materialization of any of these risks could materially and adversely impact our ongoing business.

We and Maple will be subject to certain operating restrictions until consummation of the merger and business uncertainties until and following the consummation of the merger.

        Uncertainty about the effect of the merger on employees and customers may have an adverse effect on us, Maple or the combined company following the merger. These uncertainties could disrupt our business or the business of Maple and cause customers, suppliers, vendors, partners and others that deal with us and Maple to defer entering into contracts with us and Maple or making other decisions concerning us and Maple or seek to change or cancel existing business relationships with us and Maple. Retention and motivation of certain employees may be challenging during the pendency of the merger due to uncertainty about their future roles and difficulty of integration. If key employees depart because of issues related to the uncertainty and difficulty of integration or a desire not to remain with the combined company, the combined company's business following the merger could be negatively impacted. In addition, the merger agreement restricts DPSG and Maple from making certain acquisitions and investments and imposes certain other restrictions on the conduct of each party's business until the merger occurs without the consent of the other party. These restrictions may negatively affect each party's business and operations or prevent either party from pursuing attractive business opportunities that may arise prior to the completion of the merger which may reduce the profitability of the combined company. See the section entitled "The Merger Agreement—Conduct of Business" beginning on page 104 of this proxy statement for a description of the restrictive covenants to which each of DPSG and Maple is subject.

The merger agreement contains restrictions on our ability to pursue other alternatives to the merger.

        The merger agreement contains non-solicitation provisions that, subject to limited exceptions, restrict our and our subsidiaries' ability to, directly or indirectly, initiate, solicit, knowingly encourage, induce or assist any inquiries or the making, submission, announcement or consummation of, proposals or offers that constitute or could reasonably be expected to lead to any acquisition proposal. Further, subject to limited exceptions, consistent with applicable law, the merger agreement provides that our Board will not withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) in a manner adverse to Maple its recommendation that our stockholders vote in favor of the stock issuance proposal and the charter amendment proposal. Although our Board is permitted to take certain actions in response to a superior proposal or an intervening event if (subject to compliance with the provisions of the merger agreement) it determines in good faith (after consultation with DPSG's outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, doing so in specified situations could require us to pay to Maple a termination fee of $700 million. See the sections entitled "The Merger Agreement—No Solicitation of Acquisition Proposals" beginning on page 107 of this proxy statement and "The Merger Agreement—Termination of the Merger Agreement; Termination Fees" beginning on page 119 of this proxy statement for a more complete discussion of these restrictions and consequences.

        Such provisions could discourage a potential acquiror that might have an interest in making a proposal from considering or proposing any such transaction, even if it were prepared to pay consideration with a higher value to our stockholders than that to be paid pursuant to the merger agreement. There also is a risk that the requirement to pay the termination fee or expense payment to Maple in certain circumstances may result in a potential acquiror proposing to pay a lower per share price to acquire us than it might otherwise have proposed to pay.

Completion of the merger may require consents or trigger change in control or other provisions in certain agreements to which DPSG is a party.

        The completion of the transactions may require consents or trigger change in control or other provisions in certain agreements to which DPSG is a party. If Maple and DPSG are unable to obtain consents or negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements, discontinuing business relationships or seeking monetary damages. Even if Maple and DPSG are able to obtain consent or negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to DPSG. Such action could cause the combined company to lose business, increase the cost of doing business and/or lower profitability or have other adverse financial impacts.

The unaudited pro forma condensed combined financial statements and prospective financial information included in this proxy statement are presented for illustrative purposes only and the actual financial condition and results of operations of the combined company following the merger may differ materially.

        The unaudited pro forma condensed combined financial statements and prospective financial information contained in this proxy statement are presented for illustrative purposes only; are based on various adjustments, assumptions and preliminary estimates; and do not represent the actual financial condition or results of operations of DPSG and Maple prior to the merger and may not be an indication of financial condition or results of operations of the combined company following the merger for several reasons. The actual financial condition and results of operations of DPSG and Maple prior to the merger and those of the combined company following the merger may not be consistent with, or evident from, these unaudited pro forma condensed combined financial statements and prospective financial information. In addition, the assumptions used in preparing the unaudited pro forma condensed combined financial statements and prospective financial information may not be realized, and other factors may affect DPSG's and Maple's respective financial condition or results of operations prior to the merger and the combined company's financial condition or results of operations following the merger. For example, the allocation of the aggregate merger consideration is based on preliminary fair value estimates and discussions between Maple and DPSG management, and the final determination of the allocation of the aggregate merger consideration will be based on the actual tangible and intangible assets and the liabilities of DPSG at the effective time of the merger. Furthermore, following the merger, the combined company will conduct a review of accounting policies of DPSG in an effort to determine if differences in accounting policies require restatement or reclassification of results of operations or reclassification of assets or liabilities to conform to Maple's accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial statements contained in this proxy statement. Any potential decline in DPSG's, Maple's or the combined company's financial condition or results of operations may cause significant variations in the pro forma financial statements, DPSG's stock price and the stock price of the combined company following the closing of the merger.

We may waive one or more of the conditions to the merger without resoliciting stockholder approval.

        We may determine to waive, in whole or in part, one or more of the conditions to our obligations to complete the merger, to the extent permitted by applicable laws. We will evaluate the materiality of any such waiver and its effect on our stockholders in light of the facts and circumstances at the time to determine whether any amendment of this proxy statement and resolicitation of proxies is required or warranted. In some cases, if our Board determines that such a waiver is warranted but that such waiver or its effect on our stockholders is not sufficiently material to warrant resolicitation of proxies, we have the discretion to complete the merger without seeking further stockholder approval. Any determination whether to waive any condition to the merger or as to resoliciting stockholder approval or amending this proxy statement as a result of a waiver will be made by us at the time of such waiver based on the facts and circumstances as they exist at that time.

If our due diligence investigation of Keurig was inadequate or if unexpected risks related to Keurig's business materialize, it could have a material adverse effect on our stockholders' investment.

        Even though we conducted a due diligence investigation of Keurig, we cannot be sure that our diligence surfaced all material issues that may be present inside Keurig or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Keurig and its business and outside of its control will not arise later. If any such material issues arise, they may materially and adversely impact the ongoing business of the combined company and our stockholders' investment.

Because the lack of a public market for Maple shares makes it difficult to evaluate the fairness of the merger, the stockholders of Maple may receive consideration in the merger that is more than the fair market value of the Maple shares.

        The outstanding capital stock of Maple is privately held and is not traded in any public market. The lack of a public market makes it extremely difficult to determine the fair market value of Maple. Because the percentage of DPSG equity to be issued to Maple stockholders as consideration for the merger will be determined based on an exchange ratio set forth in the merger agreement as a result of negotiations between the parties that will not be adjusted even if there is a change in the value of our company, it is possible that the value of our common stock to be received by Maple stockholders will be more than the fair market value of Maple.

U.S. Tax Risks Relating to the Special Cash Dividend

A portion of the special cash dividend paid to a Non-U.S. Holder will be subject to a U.S. withholding tax.

        If you are a Non-U.S. Holder, a portion of the special cash dividend, currently estimated at between $29 and $32 per share, paid to you generally will be subject to a U.S. withholding tax at a 30% rate, or a reduced rate specified by an applicable income tax treaty.

        It is possible that a broker, dealer, bank or other custodian that holds DPSG common stock beneficially owned by a Non-U.S. Holder may withhold on an amount greater than the aforementioned amount, and may possibly determine the amount to withhold based on the entire $103.75 per share special cash dividend (i.e., withhold at a 30% or lesser treaty rate on the entire $103.75 per share special cash dividend). In such event, a Non-U.S. Holder may need to make a claim for a refund with the IRS with respect to any excess withholding.

        See "Material U.S. Federal Income Tax Consequences of the Transactions—U.S. Federal Income Tax Consequences to Non-U.S. Holders" beginning on page 191 of this proxy statement.

A U.S. Holder may not be eligible for favorable tax rates applicable to dividends with respect to the portion of the special cash dividend characterized as a dividend for tax purposes.

        If you are a non-corporate U.S. Holder, and do not meet a 60-day holding period with respect to your DPSG common stock and certain other requirements, the amount of the special cash dividend you receive that is treated as a dividend for U.S. federal income tax purposes generally will not be eligible for a reduced rate of taxation (at long-term capital gains tax rates), and will be taxed at ordinary income tax rates.

        If you are a corporate U.S. Holder, and do not meet a 45-day holding period with respect to your DPSG common stock and certain other requirements, the amount of the special cash dividend you receive that is treated as a dividend for U.S. federal income tax purposes generally will not be eligible for the dividends-received deduction.

        See "Material U.S. Federal Income Tax Consequences of the Transactions—U.S. Federal Income Tax Consequences to U.S. Holders" beginning on page 190 of this proxy statement.

A U.S. Holder who sells DPSG common stock after the record date for the special cash dividend may recognize a long term capital loss, or a capital gain, as a result of rules applicable to the special cash dividend.

        The special cash dividend is expected to be characterized as a distribution pursuant to Section 301(a) of the Code and would therefore be considered a dividend for U.S. federal income tax purposes to the extent of E&P, and any amount not characterized as a dividend will be applied against and reduce the tax basis of your DPSG common stock, with any excess treated as gain from the sale or exchange of property.

        If you are a U.S. Holder with a relatively high tax basis in your DPSG common stock prior to the merger, you may, as a result of these rules, have a tax basis that exceeds the fair market value of your combined company common stock following the merger. If, as is expected to be the case, the special cash dividend is an "extraordinary dividend," any loss on the sale or exchange of such stock, to the extent of the extraordinary dividend, will be treated as long-term capital loss.

        If you are a corporate U.S. Holder, and (i) you are allowed a dividends-received deduction with respect to the special cash dividend, (ii) you held your DPSG common stock for two years or less, and (iii) if, as is expected to be the case, such special cash dividend constitutes an extraordinary dividend, then your tax basis in your combined company common stock will be reduced (but not below zero) by the nontaxed portion of the special cash dividend- and if the nontaxed portion of such dividend exceeds such tax basis, such excess will be treated as gain from the sale or exchange of your DPSG common stock.

        See "Material U.S. Federal Income Tax Consequences of the Transactions—U.S. Federal Income Tax Consequences to U.S. Holders" beginning on page 190 of this proxy statement.

The amount characterized as a dividend is uncertain.

        The process of determining E&P required a comprehensive review and analysis of DPSG's and Maple's history, and requires a final determination of the 2017 and 2018 fiscal year results and a review of other future events and factors. The determination will be based in part on factors that are outside of the control of either company and which cannot be ascertained at this time, including the closing date of the merger and the financial results of DPSG and Maple through the end of Maple's tax year in which the merger occurs. The determination of E&P is not binding on the IRS, and it is possible that the IRS will take a different view.

        See "Material U.S. Federal Income Tax Consequences of the Transactions—U.S. Federal Income Tax Treatment of the Transactions" beginning on page 189 of this proxy statement

Risks Relating to the Combined Company Following the Merger

The market price for the combined company's common stock may be affected by factors different from those that historically have affected our common stock.

        Following the merger, our stockholders will become stockholders of the combined company. The combined company's business will differ from that of DPSG, and accordingly the results of operations of the combined company following the merger will be affected by some factors that are different from those currently affecting our results of operations. This proxy statement describes the business of Maple and incorporates by reference important information regarding our business and also describes important factors to consider in connection with those businesses and the business of the combined company. For a discussion of these matters, see, for example, the sections entitled "Description of Maple Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations of Maple," "Selected Historical Consolidated Financial Data of Maple" and "Unaudited Pro Forma Combined Financial Information" in this proxy statement as well as the section entitled "Where You Can Find More Information" beginning on pages 156, 166, 128, 133 and 258, respectively, of this proxy statement for the location of information incorporated by reference into this proxy statement.

Combining the two companies may be more difficult, costly or time-consuming than expected and the anticipated benefits and cost savings of the merger may not be realized.

        We and Keurig have operated and, until the completion of the merger, will continue to operate independently. The success of the merger, including anticipated benefits and cost savings, will depend, in part, on our ability to successfully combine and integrate our business with the business of Keurig.

        The merger will involve the integration of Keurig's business with our existing business, which is a complex, costly and time-consuming process. It is possible that the pendency of the merger and/or the integration process could result in material challenges, including, without limitation:

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  the diversion of management's attention from ongoing business concerns and performance shortfalls at one or both of the companies as a result of the devotion of management's attention to the merger;

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  managing a larger combined company;

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  the transition of management of the combined company from DPSG's executive management team to Keurig's executive management team, who has limited experience with operating a LRB business;

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  maintaining employee morale and retaining key management and other employees;

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  the possibility of faulty assumptions underlying expectations regarding the integration process;

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  retaining existing business and operational relationships and attracting new business and operational relationships;

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  consolidating corporate and administrative infrastructures and eliminating duplicative operations and inconsistencies in standards, controls, procedures and policies;

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  integrating the companies' financial reporting and internal control systems, including compliance by the combined company with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules promulgated thereunder by the SEC;

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  coordinating geographically separate organizations;

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  maintaining and protecting the competitive advantages of each of DPSG and Keurig, including the trade secrets, know-how and intellectual property related to its production processes;

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  unanticipated issues in integrating information technology, communications and other systems; and

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  unforeseen expenses or delays associated with the merger.

        Many of these factors will be outside of the combined company's control, and any one of them could result in delays, increased costs, decreases in revenues and diversion of management's time and energy, which could materially affect the combined company's financial position, results of operations and cash flows.

        If we or Keurig experience difficulties with the integration process, the anticipated benefits of the merger may not be realized fully or at all, or may take longer to realize than expected. These integration matters could have an adverse effect on (i) each of DPSG and Keurig during this transition period and (ii) the combined company for an undetermined period after completion of the merger. In addition, the actual cost savings of the merger could be less than anticipated.

The future results of the combined company may be adversely impacted if the combined company does not effectively manage its expanded operations following the completion of the merger.

        Following the completion of the merger, the size of the combined company's business will be significantly larger than the current size of either our or Keurig's respective businesses. The combined company's ability to successfully manage this expanded business will depend, in part, upon management's ability to design and implement strategic initiatives that address not only the integration of two discrete companies, but also the increased scale and scope of the combined business with its associated increased costs and complexity. There can be no assurances that the combined company will be successful or that it will realize the expected operating efficiencies, cost savings and other benefits currently anticipated from the merger.

The combined company is expected to incur substantial expenses related to the completion of the merger and the integration of DPSG and Keurig.

        We and Keurig have incurred, and expect to continue to incur, a number of nonrecurring costs associated with the merger and combining the operations of the two companies. The substantial majority of nonrecurring expenses will be comprised of transaction and regulatory costs related to the merger. The combined company also will incur transaction fees and costs related to formulating and implementing integration plans, including facilities and systems consolidation costs and employment-related costs. We and Keurig continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in the merger and the integration of the two companies' businesses.

Following the merger, the composition of the combined company board of directors will be different than the composition of the current Board.

        Upon consummation of the merger, the composition of the board of directors of the combined company will be different than the current Board. The Board currently consists of nine directors. Upon the consummation of the merger, the board of directors of the combined company will consist of twelve members:

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  eight directors will be appointed by Maple's stockholders, with four appointed by JAB and two appointed by Mondelēz LLC, and the remaining two comprising the current chief executive officer of Keurig and the current Chairman of Maple's board of directors;

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  two directors will be appointed by DPSG, including our current President and Chief Executive Officer; and

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  two independent directors mutually agreed upon by Maple and DPSG.

        This new composition of the board of directors of the combined company may affect the future decisions of the combined company.

The combined company will meet the requirements to be a "controlled company" within the meaning of the rules of the NYSE and, as a result, will qualify for, and intends to rely on, exemptions from certain corporate governance standards, which limit the presence of independent directors on its board of directors or board committees.

        Following the merger, approximately 87% of the outstanding shares of the common stock of the combined company will be held by holders of the equity interests of Maple, on a fully diluted basis, and approximately 13% will be held by the holders of the common stock of DPSG, on a fully diluted basis. JAB and JAB affiliates, which do not include Mondelēz LLC, will own approximately 73% of the fully diluted shares of the common stock of the combined company.

        As a result, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual and will be exempt from certain governance requirements otherwise required by the NYSE. Under Section 303A, a company of which more than 50% of the voting power is held by an individual, a group or another company is a "controlled company" and is exempt from certain corporate governance requirements, including requirements that (1) a majority of the board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors and (3) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating/corporate governance committee composed solely of independent directors. Following the consummation of the merger, the combined company will continue to have an Audit Committee that is composed entirely of independent directors.

        As a result, the procedures for approving significant corporate decisions could be determined by directors who have a direct or indirect interest in such decisions, and the combined company's stockholders will not have the same protections afforded to stockholders of other companies that are required to comply with the independence rules of the NYSE.

Our existing stockholders will have significantly less influence, as a group, as stockholders of the combined company following the closing of the merger than as stockholders of DPSG.

        Following the merger, approximately 87% of the outstanding shares of the common stock of the combined company will be held by holders of the equity interests of Maple, on a fully diluted basis, and approximately 13% will be held by the holders of the common stock of DPSG, on a fully diluted basis.

        Consequently, our existing stockholders, as a group, will exercise significantly less influence over the management and policies of the combined company than they currently may have over our management and policies.

In connection with the merger, the combined company will incur significant additional indebtedness, which could adversely affect it, including by decreasing its business flexibility and increasing its interest expense.

        In connection with the merger, the combined company expects to incur significant additional indebtedness, which could adversely affect it, including by decreasing its business flexibility and increasing its interest expense. As of March 31, 2018, our long-term indebtedness (excluding capital leases) was $4.1 billion. The combined company's pro forma long-term indebtedness (excluding capital leases) as of March 31, 2018, after giving effect to the merger, would have been approximately $16.5 billion on a consolidated basis. For a more complete description of the financial impact of the combined company's indebtedness (excluding capital leases), see "Unaudited Pro Forma Combined Financial Information" starting on page 133 of this proxy statement.

        The amount of cash required to pay interest on the combined company's increased indebtedness levels following completion of the merger, and thus the demands on the combined company's cash resources, is expected to be greater than the amount of cash flows required to service our indebtedness prior to the merger. The increased levels of indebtedness following completion of the merger could also reduce funds available for working capital, capital expenditures, acquisitions, the repayment or refinancing of the combined company's indebtedness as it becomes due and other general corporate purposes and may create competitive disadvantages for the combined company relative to other companies with lower debt levels. If the combined company does not achieve the expected benefits and cost savings from the merger, or if the financial performance of the combined company does not meet current expectations, then its ability to service its indebtedness may be adversely impacted.

        In addition, in assessing the combined company's credit strength, credit rating agencies consider the combined company's capital structure and financial policies as well as the combined company's results of operations and financial position at the time. DPSG's long-term credit ratings were downgraded by Moody's Investors Service, Inc. ("Moody's") on May 11, 2018 and by Standard & Poor's Ratings Services ("S&P") on May 14, 2018, but remain investment grade. If the combined company's credit ratings were to be further downgraded as a result of changes in the combined company's capital structure, changes in the credit rating agencies' methodology in assessing the combined company's credit strength, the credit agencies' perception of the impact of credit market conditions on the combined company's current or future results of operations and financial position or for any other reason, the combined company's cost of borrowing could increase.

        Moreover, in the future the combined company may be required to raise substantial additional financing to fund working capital, capital expenditures, the repayment or refinancing of its indebtedness, acquisitions or other general corporate requirements. The combined company's ability to arrange additional financing or refinancing will depend on, among other factors, its financial position and performance, as well as prevailing market conditions and other factors beyond its control. The combined company cannot assure you that it will be able to obtain additional financing or refinancing on terms acceptable to it or at all.

The agreements that will govern the indebtedness to be incurred in connection with the merger will contain various covenants that impose restrictions on the combined company and certain of its subsidiaries that may affect its ability to operate its businesses.

        The agreements that will govern the indebtedness to be incurred in connection with the merger will contain various affirmative and negative covenants that may, subject to certain significant exceptions, restrict the ability of the combined company and certain of its subsidiaries to incur debt and the ability of the combined company and certain of its subsidiaries to, among other things, have liens on their property, and/or merge or consolidate with any other person or sell or convey certain of their assets to any one person, and engage in certain sale and leaseback transactions. The ability of the combined company and its subsidiaries to comply with these provisions may be affected by events beyond their control. Failure to comply with these covenants could result in an event of default, which, if not cured or waived, could accelerate its repayment obligations and could result in a default and acceleration under other agreements containing cross-default provisions. Under these circumstances, the combined company might not have sufficient funds or other resources to satisfy all of its obligations.

Sale of shares of our common stock after the merger may negatively affect the market price of our common stock.

        The shares of our common stock issued in the merger to holders of Maple common stock as merger consideration will generally be eligible for resale subject to a six-month lockup period and pursuant to the terms of the investor rights agreement between us and holders of Maple common stock. The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market after the expiration of the lockup period or even the perception that these sales could occur.

        Following the merger, approximately 87% of the outstanding shares of the common stock of the combined company will be held by the holders of the equity interests of Maple, on a fully diluted basis, and approximately 13% will be held by the holders of the common stock of DPSG, on a fully diluted basis.

Following the consummation of the merger, the combined company will assume certain potential liabilities relating to Keurig.

        Following the consummation of the merger, the combined company will have assumed certain potential liabilities relating to Keurig, including its outstanding legal proceedings. Keurig does not maintain or has limited remaining insurance coverage for certain of these claims and the combined company may not be able to obtain additional insurance on acceptable terms or at all that will provide adequate protection against potential liabilities related to these claims. In addition, any reserves established by Keurig or the combined company for estimated losses, including with respect to these claims, do not represent an exact calculation of actual liability but instead represent estimates of the probable loss at the time the reserve is established. Due to the inherent uncertainty underlying loss reserve estimates, additional reserves may be established from time to time, and actual losses may be materially higher or lower than the related reserve. Any of the foregoing could have a material adverse effect on the combined company's business, financial condition or results of operations. For a detailed summary of the legal proceedings relating to Maple and Keurig, see Note 19 to the notes to Maple's consolidated financial statements contained elsewhere in this proxy statement.

Following the completion of the merger, JAB, through its affiliate, Sponsor, will be the combined company's largest stockholder, owning approximately 73% of the fully diluted shares of the combined company's common stock, and will have the ability to exercise significant influence over decisions requiring the combined company stockholders' approval.

        The combined company will be controlled by JAB following the completion of the merger, through its affiliate, Sponsor, which will own approximately 73% of the fully diluted shares of the combined company's common stock. As a result, JAB will have the ability to exercise significant influence over decisions requiring approval of the combined company's stockholders including the election of directors, amendments to the combined company's certificate of incorporation and approval of significant corporate transactions, such as a merger or other sale of the combined company or its assets.

        This concentration of ownership may have the effect of delaying, preventing or deterring a change in control of the combined company and may negatively affect the market price of the combined company's common stock. Also, JAB and its affiliates are in the business of making investments in companies and may from time to time acquire and hold interests in businesses that compete with the combined company. JAB or its affiliates may also pursue acquisition opportunities that are complementary to the combined company's business and, as a result, those acquisition opportunities may not be available to the combined company.

The merger will expose us to risks inherent in the coffee business and risks inherent in those geographies where Keurig currently operates.

        If consummated successfully, the merger would represent a significant transformation of our existing business. Upon completion of the merger, we would be subject to a variety of risks associated with the coffee business, in addition to those we already face in the LRB industry. These risks include changes in consumer preferences, volatility in the prices of raw materials, consumer perceptions of the brands, competition in the retail market and other risks. In addition, we will be exposed to risks inherent in operating in geographies in which we have not operated or have been less present in the past. For a description of the risks relating to our and the combined company's businesses following the merger, see the section entitled "—Risks Relating to Our, Keurig's and the Combined Company's Businesses" below.

Risks Relating to Our, Keurig's and the Combined Company's Businesses

We currently, and following the merger, the combined company will, operate in intensely competitive categories.

        The industries in which we currently operate, and following the merger, the combined company will operate, are highly competitive and continue to evolve in response to changing consumer preferences. Competition is generally based upon brand recognition and perception, taste, quality, price, availability, product selection, performance and convenience. Brand recognition and perception may be impacted by the effectiveness of our advertising campaigns and marketing programs, as well as our use of social media and online ratings and reviews of our products, including Keurig's appliances. In addition, our and, following the merger, the combined company's success in maintaining, extending and expanding our respective brand images depends on our and its ability to adapt to a rapidly changing media environment, including an increasing reliance on social media and online dissemination of advertising campaigns and marketing programs. Within the LRB category, we currently, and following the merger, the combined company will continue to, compete with multinational corporations with significant financial resources.

        Our two largest competitors in the LRB category are The Coca-Cola Company ("Coca-Cola") and PepsiCo, Inc. ("PepsiCo") each of which has a significantly higher share of the U.S. LRB category than we have currently, or will have following the merger. We also compete in the LRB category against other large companies, including Nestle S.A., Campbell Soup Company and The Kraft Heinz Company. These competitors can use their resources and scale to rapidly respond to competitive pressures and changes in consumer preferences by introducing new products, changing their route to market, reducing prices or increasing promotional activities. Within the LRB category, we also compete with a number of smaller brands and a variety of smaller, regional and private label manufacturers, such as Refresco. Smaller companies may be more innovative, better able to bring new products to market and better able to quickly exploit and serve niche markets. We also compete for contract manufacturing with other bottlers and manufacturers. In Canada, Mexico and the Caribbean, we compete with many of these same international companies as well as a number of regional competitors.

        Following the merger, within the hot beverage and small appliance categories, the combined company will compete with major international beverage and appliance companies that operate in multiple geographic areas, as well as numerous companies that are primarily local in operation. The combined company's hot beverages will also compete against local or regional brands as well as against private label brands developed by retailers. The combined company's ability to gain or maintain share of sales in the countries in which it operates or in various local marketplaces or maintain or enhance its relationships with its partners and customers may be limited as a result of actions by competitors, including as a result of increased consolidation in the food and beverage industry and a significant increase in the number of competitive pod contract manufacturers, several of whom offer what they market as more environmentally friendly pods than the current pods manufactured by Keurig.

        If we, or following the merger, the combined company, are unable to compete effectively, our and the combined company's sales, volume, growth and overall financial results could be negatively affected.

We, and following the merger, the combined company, may not effectively respond to changing consumer preferences, trends, health concerns and other factors, which could impact our or the combined company's financial results.

        Consumers' preferences can change due to a variety of factors, including the age and ethnic demographics of the population, social trends, changes in consumer lifestyles, negative publicity, competitive product and pricing pressures, economic downturn or other factors.

        For example, in the LRB industry, consumers are increasingly concerned about health and wellness, focusing on the caloric intake associated with regular CSDs, the use of artificial sweeteners in diet CSDs and the use of natural, organic or simple ingredients in LRB products. As such, the demand for CSDs has decreased as consumers have shifted towards NCBs, such as water, ready-to-drink teas and sports drinks.

        Following the merger, a key component of the combined company's growth strategy will be developing products to cater to the next wave of coffee preferences, such as the growing cold brew and ready-to-drink coffee-based beverage categories.

        If we, or following the merger, the combined company, do not effectively anticipate these trends and changing consumer preferences and quickly develop new products or partner with a current or new brand partner in that category in response, our respective sales could suffer. Developing and launching new products can be risky and expensive. We or the combined company may not be successful in responding to changing markets and consumer preferences, and some of our respective competitors may be better able to respond to these changes, either of which could negatively affect the business and financial performance of our company or the combined company.

We currently and, following the merger, the combined company will depend on a small number of large retailers for a significant portion of our sales.

        Food and beverage retailers in the United States have been consolidating, resulting in large, sophisticated retailers with increased buying power. They are in a better position to resist our price increases and demand lower prices and more favorable trade terms. To the extent we or the combined company provide concessions or trade terms that are favorable to retailers, our respective margins would be reduced. Retailers also have leverage to require us or, following the merger, the combined company to provide increased marketing and promotional expenditures, including larger, more tailored promotional and product delivery programs. If we and our respective partners, including bottlers, distributors and licensees, do not successfully provide appropriate marketing, product, packaging, pricing and service to these retailers, our respective product availability, sales and margins could suffer. In addition, certain retailers make up a significant percentage of our and, following the merger, the combined company's products' retail volume, including volume sold by our bottlers and distributors. Some retailers also offer their own private label products that compete with some of our or the combined company's brands. Accordingly, the success of our and the combined company's business depends in part on our and their ability to maintain good relationships with key retail customers, including key ecommerce retailers such as Amazon.com, and grocery customers.

        If we, or following the merger, the combined company, are unable to continue to offer terms that are acceptable to our significant customers, or such customers determine that they need fewer inventories to service consumers, these customers could reduce purchases of our or the combined company's products or may increase purchases of products from competitors, which would harm our sales and profitability or the sales and profitability of the combined company. Furthermore, the loss of sales from a major retailer could have a material adverse effect on the business and financial performance of our company or the combined company.

Product safety and quality concerns could negatively affect our business and the business of the combined company following the merger.

        The success of our business and the business of the combined company following the merger depends in part on our abilities to maintain consumer confidence in the safety and quality of all of our products. We have, and following the merger, the combined company will have, various quality, environmental, health and safety standards. However, our products may not meet these standards. A failure or perceived failure to meet these quality or safety standards or allegations of mislabeling, whether actual or perceived could occur in our operations or those of our bottlers, manufacturers, distributors or suppliers. This could result in time-consuming and expensive production interruptions, recalls, market withdrawals, product liability claims and negative publicity. Moreover, negative publicity also could be generated from false, unfounded or nominal liability claims or limited recalls.

        As a combined company, these issues extend not only to our beverage products but also to Keurig brewing systems. The terms of Keurig's warranty coverage vary by product and channel. In addition, such issues could result in the destruction of product inventory, lost sales due to the unavailability of product for a period of time and higher-than-anticipated rates of warranty returns and other returns of goods.

        Any or all of these events may lead to a loss of consumer confidence and trust, could damage the goodwill associated with our respective brands and may cause consumers to choose other products and could negatively affect the business and financial performance of our company or the combined company.

Costs and supply for commodities, such as raw materials and energy, may change substantially and shortages may occur.

        Price increases for our raw materials could exert pressure on our costs or, following the merger, the combined company's costs, and we or the combined company may not be able to effectively hedge or pass along any such increases to our respective customers or consumers. Furthermore, any price increases passed along to our or the combined company's customers or consumers could reduce demand for our respective products. Such increases could negatively affect the business and financial performance of our company or the combined company. Furthermore, price decreases in commodities that we or the combined company have effectively hedged could also increase our respective cost of goods sold for mark-to-market changes in the derivative instruments.

        The principal raw materials we currently use are aluminum cans and ends, glass bottles, PET bottles and caps, paperboard packaging, sweeteners, juice, fruit, water and other ingredients. The raw materials are sourced from industries characterized by a limited supply base and their cost can fluctuate substantially. Under many of our supply arrangements, the price we pay for raw materials fluctuates along with certain changes in underlying commodities costs, such as aluminum in the case of cans, natural gas in the case of glass bottles, resin in the case of PET bottles and caps, corn in the case of sweeteners and pulp in the case of paperboard packaging.

        Following the merger, the combined company's principal raw materials will also include coffee beans and pod raw materials, including cups, filter paper and other ingredients, used in the manufacturing of pods. Keurig purchases, roasts and sells high-quality whole bean Arabica coffee and related coffee products. The Arabica coffee of the quality Keurig seeks tends to trade on a negotiated basis at a premium above the "C" price of coffee. This premium depends upon the supply and demand at the time of purchase, and the amount of the premium can vary significantly. Increases in the "C" coffee commodity price do increase the price of high-quality Arabica coffee and also impact Keurig's ability to enter into fixed-price purchase commitments. Keurig frequently enters into supply contracts whereby the quality, quantity, delivery period and other negotiated terms are agreed upon, but the date, and therefore price, at which the base "C" coffee commodity price component will be fixed has not yet been established. These are known as price-to-be-fixed contracts. The supply and price of coffee Keurig purchases can also be affected by multiple factors in the producing countries, including weather, natural disasters, crop disease (such as coffee rust), general increase in farm inputs and costs of production, inventory levels and political and economic conditions, as well as the actions of certain organizations and associations that have historically attempted to influence prices of green coffee through agreements establishing export quotas or by restricting coffee supplies. Speculative trading in coffee commodities can also influence coffee prices. If the combined company is unable to purchase sufficient quantities of green coffee due to any of the factors described herein or a worldwide or regional shortage, the combined company may not be able to fulfill the demand for its coffee, which could have an adverse impact on the combined company's business and financial results.

        Keurig also has a limited number of suppliers for certain strategic raw materials critical for the manufacture of pods and the processing of certain key ingredients in its pods, particularly for cups and filter paper. In addition, in order to ensure a continuous supply of high-quality raw materials some of Keurig's inventory purchase obligations include long-term purchase commitments for certain strategic raw materials critical for the manufacture of pods and appliances. The timing of these may not always coincide with the period in which Keurig needs the supplies to fulfill customer demand. This could lead to higher and more variable inventory levels and/or higher raw material costs for the combined company.

        If our or, following the merger, the combined company's suppliers are unable or unwilling to meet our or the combined company's requirements, we or the combined company could suffer shortages or substantial cost increases. Changing suppliers can require long lead times. The failure of our or the combined company's suppliers to meet our needs could occur for many reasons, including fires, natural disasters, weather, manufacturing problems, disease, crop failure, strikes, transportation interruption, government regulation, political instability, cybersecurity attacks and terrorism. A failure of supply could also occur due to suppliers' financial difficulties, including bankruptcy. Some of these risks may be more acute where the supplier or its plant is located in riskier or less-developed countries or regions. Any significant interruption to supply or cost increase could substantially harm our or the combined company's business and financial performance.

        In addition, we use, and following the merger, the combined company will continue to use, a significant amount of energy in our respective businesses, and therefore may be significantly impacted by changes in fuel costs due to the large truck fleet we or the combined company operate in our respective distribution businesses and our respective use of third-party carriers. Additionally, conversion of raw materials into our respective products for sale uses electricity and natural gas.

If we do not successfully manage our investments in new business strategies or integrate and manage our acquired businesses or brands, our operating results may adversely be affected.

        We have acquired, and from time to time following the merger, the combined company expects to acquire, businesses or brands to expand our or its product portfolio and distribution rights and may invest in new business strategies and/or joint ventures. In evaluating such endeavors, we or the combined company will be required to make difficult judgments regarding the value of business strategies, opportunities, technologies and other assets, and the risks and cost of potential liabilities.

Furthermore, we or the combined company may incur unforeseen liabilities and obligations in connection with any of our recently completed acquisitions and any future acquisitions, including in connection with the integration or management of the acquired businesses or brands and may encounter unexpected difficulties and costs in integrating them into our or the combined company's operating and internal control structures. We or the combined company may also experience delays in extending our respective internal control over financial reporting to newly acquired businesses, which may increase the risk of failure to prevent misstatements in our or its financial records and in our or its consolidated financial statements. Additionally, new ventures and investments are inherently risky and may not be successful, and we or the combined company may face challenges in achieving strategic objectives and other benefits expected from such investments or ventures. Any acquisitions, investments or ventures may also result in the diversion of management attention and resources from other initiatives and operations. Our or the combined company's financial performance will depend in large part on how well we or it can manage and improve the performance of acquired businesses or brands and the success of its other investments and ventures. We cannot assure you, however, that the combined company will be able to achieve its strategic and financial objectives for such transactions. If the combined company is unable to achieve such objectives, its consolidated results could be negatively affected.

We, and following the merger, the combined company, could lose key personnel or may be unable to recruit qualified personnel.

        Our and, following the merger, the combined company's future success depends upon the continued contributions of our senior management and other key personnel and the ability to retain and motivate them. If we or, following the merger, the combined company are unable to retain and motivate the senior management team and other key personnel sufficiently to maintain our current business and, following the merger, support the projected growth and initiatives of the combined business, our respective business and financial performance may be adversely affected.

We depend, and following the merger, the combined company will continue to depend, on third-party bottling and distribution companies for a significant portion of our business.

        Net sales from our beverage concentrates segment represent sales of beverage concentrates to third-party bottling companies that we do not own. The beverage concentrates segment's operations generate a significant portion of our overall segment operating profit. Some of these bottlers, such as PepsiCo, are also our competitors, or also bottle and distribute a competitor's products, such as PepsiCo and Coca-Cola affiliated bottlers. The majority of these bottlers' business comes from selling either their own products or our competitors' products. In addition, some of the products we manufacture are distributed by third parties. As independent companies, these bottlers and distributors make their own business decisions. They may have the right to determine whether, and to what extent, they produce and distribute our products, our competitors' products and their own products. They may devote more resources to other products or take other actions detrimental to our brands. In most cases, they are able to terminate their bottling and distribution arrangements with us without cause. We may need to increase support for our brands in their territories and may not be able to pass price increases through to them. Their financial condition could also be adversely affected by conditions beyond our control, and our business could suffer as a result. Deteriorating economic conditions could negatively impact the financial viability of third-party bottlers.

Keurig relies, and following the merger, the combined company will continue to rely, on the performance of a limited number of suppliers, manufacturers and order fulfilment companies.

        A small number of companies manufacture the vast majority of Keurig's brewing systems, with a majority of the brewing systems it sells being procured from one third-party brewing system manufacturer. If these manufacturers are not able to scale their manufacturing operations to match increasing consumer demand for Keurig's brewing systems at competitive costs, Keurig's overall results will be negatively affected. In addition, Keurig relies on a limited number of key suppliers and distribution and fulfilment partners for material aspects of its business. As a result, Keurig may have and, following the merger, the combined company may have, limited negotiation leverage with regards to these suppliers, which could negatively affect the business and financial performance of Keurig's business or the business of the combined company following the merger.

Substantial disruption to production at our, or following the merger, the combined company's, manufacturing and distribution facilities could occur.

        A disruption in production at our beverage concentrates manufacturing facility, which manufactures almost all of our concentrates, or at Keurig's facilities, could have a material adverse effect on our business or, following the merger, the business of the combined company. In addition, a disruption could occur at any of our or the combined company's other facilities or those of our or the combined company's suppliers, bottlers, contract manufacturers or distributors. The disruption could occur for many reasons, including fire, natural disasters, weather, water scarcity, manufacturing problems, disease, strikes, transportation or supply interruption, contractual dispute, government regulation, cybersecurity attacks or terrorism. Moreover, if demand increases more than we currently forecast, we will need to either expand our current capabilities internally or acquire additional capacity. Alternative facilities with sufficient capacity or capabilities may not be available, may cost substantially more than existing facilities or may take a significant time to start production, each of which could negatively affect the business and financial performance of our business or the business of the combined company following the merger.

Fluctuations in our or, following the merger, the combined company's effective tax rate may result in volatility in our or the combined company's operating results.

        We are and, following the merger, the combined company will be subject to income taxes and non-income-based taxes in many U.S. and certain foreign jurisdictions. Income tax expense includes a provision for uncertain tax positions. At any one time, many tax years are subject to audit by various taxing jurisdictions. As these audits and negotiations progress, events may occur that change our or the combined company's expectation about how the audit will ultimately be resolved. As a result, there could be ongoing variability in our or the combined company's quarterly and/or annual tax rates as events occur that cause a change in our or the combined company's provision for uncertain tax positions. In addition, our or the combined company's effective tax rate in any given financial statement period may be significantly impacted by changes in the mix and level of earnings or by changes to existing accounting rules, tax regulations or interpretations of existing law. In addition, tax legislation may be enacted in the future, domestically or abroad, that impacts our or the combined company's effective tax rate. Among other things, a number of countries are considering changes to their tax laws applicable to multinational corporate groups, such as the recently enacted U.S. tax reform legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 (the "TCJA"). Some foreign governments may enact tax laws in response to the TCJA that could result in further changes to global taxation and materially affect our financial position and operating results. Moreover, many of the new provisions of the TCJA will need to be implemented through Treasury regulations and other guidance that could impact the interpretation and effect of these provisions. Changes in tax laws, regulations, related interpretations, and tax accounting standards in the United States and various foreign jurisdictions in which we operate, or following the merger, the combined company will operate, may adversely affect our or the combined company's financial results.

U.S. and international laws and regulations could adversely affect our and, following the merger, the combined company's businesses.

        Our products are, and following the merger the combined company's products will be, subject to a variety of federal, state and local laws and regulations in the United States, Canada, Mexico and other countries in which we and, following the merger, the combined company currently, or in the future will, do business. These laws and regulations apply to many aspects of our respective businesses including the manufacture, safety, sourcing, labeling, storing, transportation, marketing, advertising, distribution and sale of our respective products. Other laws and regulations that may impact our, or the combined company's, businesses relate to the environment, relations with distributors and retailers, employment, privacy, health and trade practices. Our and, following the merger, the combined company's expanding international business also expose our and the combined company's business to economic factors, regulatory requirements, increasing competition and other risks associated with doing business in foreign countries. Our respective international businesses are, or will be, also subject to U.S. laws, regulations and policies, including anti-corruption and export laws and regulations.

        Violations of these laws or regulations in the manufacture, safety, sourcing, labeling, storing, transportation, advertising, distribution and sale of our or the combined company's products could damage our or the combined company's reputation and/or result in criminal, civil or administrative actions with substantial financial penalties and operational limitations. In addition, any significant change in such laws or regulations or their interpretation, or the introduction of higher standards or more stringent laws or regulations, could result in increased compliance costs or capital expenditures or significant challenges to our or the combined company's ability to continue to produce and sell products that generate a significant portion of our or the combined company's sales and profits. For example, changes in recycling and bottle deposit laws or special taxes on soft drinks or ingredients could increase our or the combined company's costs. In addition, changes in legislation imposing tariffs on or restricting the importation of our or the combined company's products or raw materials required to make our or the combined company's products, restricting the sale of pods, requiring compostability of pods, limiting the ability of consumers to put pods into municipal waste or recycling streams or requiring manufacturers of pods to pay so-called responsible producer or other fees to local or other governmental entities in connection with the collection, recycling or disposition of pods could increase costs for the combined company or, at least for some period of time, cut off a significant source of sales and profits of the combined company following the merger. Regulatory focus on the health, safety and marketing of food products is increasing. Certain federal or state regulations or laws affecting the labeling of our or the combined company's products, such as California's "Prop 65," which requires warnings on any product with substances that the state lists as potentially causing cancer or birth defects, are or could become applicable to our or the combined company's products.

Fluctuations in foreign currency exchange rates in Mexico and Canada may adversely affect our or, following the merger, the combined company's operating results.

        While our and Keurig's operations are predominately in the United States, we and Keurig are exposed to foreign currency exchange rate risk with respect to our sales, expenses, profits, assets and liabilities denominated in the Mexican peso, the Canadian dollar as well as other foreign currencies in which we or Keurig transact business. We and Keurig have historically hedged—and as a combined company may continue to hedge—a small portion of our exposure to foreign currency fluctuations by utilizing derivative instruments for certain transactions. However, we are not and, following the merger, the combined company will not be, protected against most foreign currency fluctuations.

        As a result, the financial performance of our company, or following the merger, the financial performance of the combined company, may be affected by changes in foreign currency exchange rates. Moreover, any favorable or unfavorable impacts to gross profit, gross margin and income from operations from fluctuations in foreign currency exchange rates are likely to be inconsistent year over year.

        Following the merger, the combined company will continue to be exposed to foreign currency exchange rate risk that we may not be able to manage through derivative instruments and we may incur material losses from such transactions utilizing derivative instruments.

We depend, and following the merger the combined company will continue to depend, on key information systems and third-party service providers.

        We depend, and following the merger, the combined company will continue to depend, on key information systems to accurately and efficiently transact our respective businesses, provide information to management and prepare financial reports. We rely, and the combined company will rely, on third-party providers for a number of key information systems and business processing services, including hosting, collecting, storing and transmitting our primary data center and processing various benefit-related accounting and transactional services. Our and the combined company's information systems also contain or will contain proprietary and other confidential information related to our or the combined company's businesses. These systems and services are vulnerable to interruptions or other failures resulting from, among other things, natural disasters, terrorist attacks, software, equipment or telecommunications failures, processing errors, computer viruses, other security issues or supplier defaults. Security, backup and disaster recovery measures may not be adequate or implemented properly to avoid such disruptions or failures. Any disruption or failure of these systems or services could cause substantial errors, processing inefficiencies, security breaches, inability to use the systems or process transactions, loss of customers or other business disruptions, all of which could negatively affect our or the combined company's business and financial performance.

        In addition, because Maple accepts debit and credit cards for payment, Maple is subject to the Payment Card Industry Data Security Standard (the "PCI Standard"), issued by the Payment Card Industry Security Standards Council. The PCI Standard contains compliance guidelines with regard to Maple's security surrounding the physical and electronic storage, processing and transmission of cardholder data. Maple is not fully compliant with the PCI Standard and there can be no assurance that in the future Maple will be able to operate its facilities and its customer service and sales operations in accordance with PCI or other industry recommended or contractually required practices. Maple is in the process to be in compliance with the PCI Standard, however, complying with the PCI Standard and implementing related procedures, technology and information security measures requires significant resources and ongoing attention. Costs and potential problems and interruptions associated with the implementation of new or upgraded systems and technology such as those necessary to achieve compliance with the PCI Standard or with maintenance or adequate support of existing systems could also disrupt or reduce the efficiency of Maple's operations. Even if Maple is compliant with the PCI Standard, Maple still may not be able to prevent security breaches. Any material interruptions or failures in Maple's payment-related systems could negatively affect the combined company's business and financial performance.

        In addition, some of our or the combined company's commercial partners may receive or store information provided by us or the combined company or our respective users through our websites, including information entrusted to us by customers. If we or these third-party commercial partners fail to adopt or adhere to adequate information security practices, or fail to comply with our respective online policies, or in the event of a breach of our or the combined company's networks, our respective users' data and customer information may be improperly accessed, used or disclosed.

        As cybersecurity attacks continue to evolve and increase, our or the combined company's information systems could also be penetrated or compromised by internal and external parties intent on extracting confidential information, disrupting business processes or corrupting information. These risks could arise from external parties or from acts or omissions of internal or service provider personnel.

Such unauthorized access could disrupt our or the combined company's business and could result in the loss of assets, litigation, regulatory actions or investigations, remediation costs, damage to our or the combined company's reputation and failure to retain or attract customers following such an event, which could adversely affect our or the combined company's business.

Our, or following the merger, the combined company's, intellectual property rights could be infringed or we or the combined company could infringe the intellectual property rights of others, and adverse events regarding licensed intellectual property, including termination of distribution rights, could harm our or the combined company's business.

        We possess, and following the merger, the combined company will possess, intellectual property that is important to our or the combined company's business. This intellectual property includes ingredient formulas, trademarks, copyrights, patents, business processes and other trade secrets. We and third parties, including competitors, could come into conflict over intellectual property rights. Litigation could disrupt our or the combined company's business, divert management attention and cost a substantial amount to protect our or the combined company's rights or defend against claims. We cannot be certain that the steps we take to protect our rights will be sufficient or that others will not infringe or misappropriate our rights. If we or the combined company are unable to protect our intellectual property rights, our or the combined company's brands, products and business could be harmed.

        We also license, and following the merger, the combined company will continue to license, various trademarks from third parties and license our trademarks to third parties. In some countries, third parties own a particular trademark or other intellectual property that we own, or following the merger, the combined company will own, in the United States, Canada or Mexico. For example, the Dr Pepper trademark and formula is owned by Coca-Cola outside North America. Adverse events affecting those third parties or their products could negatively impact our or the combined company's brands.

        In some cases, we license, and following the merger, the combined company will license, rights to distribute third-party products. The licensor may be able to terminate the license arrangement upon an agreed period of notice, in some cases without payment to us of any termination fee. The termination of any material license arrangement could adversely affect our or the combined company's business and financial performance.

Litigation or legal proceedings could expose us or, following the merger, the combined company to significant liabilities and damage our or the combined company's reputation.

        We are and, following the merger, the combined company will be party to various litigation claims and legal proceedings that may include employment, tort, real estate, antitrust, environmental, intellectual property, commercial, securities, false advertising, product labeling, consumer protection and other claims. From time to time we are and, following the merger, the combined company may be a defendant in class action litigation, including litigation regarding employment practices, product labeling, including under California's "Proposition 65," public statements and disclosures under securities laws, antitrust, advertising, consumer protection and wage and hour laws. Plaintiffs in class action litigation may seek to recover amounts that are large and may be indeterminable for some period of time. In connection with the Transactions, purported DPSG stockholders have also filed five lawsuits against DPSG and each member of the Board in federal court and one putative class action lawsuit in the Delaware Court seeking to enjoin the merger and other relief. See the section entitled "The Merger—Litigation Related to the Transactions" on page 98 of this proxy statement for a more detailed summary of the legal proceedings. The merger, the combined company will evaluate litigation claims and legal proceedings to assess the likelihood of unfavorable outcomes and estimate, if possible, the amount of potential losses. We and the combined company will establish a reserve as appropriate based upon assessments and estimates in accordance with our accounting policies. We base and, following the merger, the combined company will base our or its assessments, estimates and disclosures on the information available to us or it at the time and rely on legal and management judgment. Actual outcomes or losses may differ materially from assessments and estimates. Costs to defend litigation claims and legal proceedings and the cost and any required actions arising out of actual settlements, judgments or resolutions of these claims and legal proceedings may negatively affect our or the combined company's business and financial performance. Any adverse publicity resulting from allegations made in litigation claims or legal proceedings may also adversely affect our or the combined company's reputation, which in turn could adversely affect our or the combined company's results of operations.

Our, or following the merger, the combined company's, financial results may be negatively impacted by recession, financial and credit market disruptions and other economic conditions.

        Changes in economic and financial conditions in the United States, Canada, Mexico, the Caribbean or other geographies where we do and, following the merger, the combined company will do business may negatively impact consumer confidence and consumer spending, which could result in a reduction in our or the combined company's sales volume and/or switching to lower price offerings. After the merger, the combined company will continue to be impacted by consumer price sensitivity associated with many of the combined company's products. Similarly, disruptions in financial and credit markets worldwide may impact our or the combined company's ability to manage normal commercial relationships with customers, suppliers and creditors. These disruptions could have a negative impact on the ability of our or the combined company's customers to timely pay their obligations, thus reducing our or the combined company's cash flow, or the ability of our or the combined company's vendors to timely supply materials. Additionally, these disruptions could have a negative effect on our or the combined company's ability to raise capital through the issuance of unsecured commercial paper or senior notes.

        We or the combined company could also face increased counterparty risk for our or the combined company's cash investments and hedging arrangements. Declines in the securities and credit markets could also affect our or the combined company's marketable securities and pension fund, which in turn could increase funding requirements.

Weather, natural disasters, climate change legislation and the availability of water could adversely affect our business or the business of the combined company following the merger.

        Unseasonable or unusual weather, natural disasters or long-term climate changes may negatively impact the price or availability of raw materials, energy and fuel, our or the combined company's ability to produce and demand for our products or the products of the combined company following the merger. Unusually cool weather during the summer months or unusually warm weather during the winter months may result in reduced demand for our or the combined company's products and have a negative effect on our or the combined company's business and financial performance.

        There is growing political and scientific sentiment that increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere are influencing global weather patterns ("global warming"). Concern over climate change, including global warming, has led to legislative and regulatory initiatives directed at limiting greenhouse gas ("GHG") emissions. For example, proposals that would impose mandatory requirements on GHG emissions continue to be considered by policy makers in the countries in which we operate or, following the merger, the combined company will operate. Laws enacted that directly or indirectly affect our or the combined company's production, distribution, packaging (including pods and the disposal of pods), cost of raw materials, fuel, ingredients and water could all negatively impact our or the combined company's business and financial results.

        We also may be faced with water availability risks. Water is the main ingredient in substantially all of our products. Climate change may cause water scarcity and a deterioration of water quality in areas where we or the combined company maintain operations. The competition for water among domestic, agricultural and manufacturing users is increasing in the countries where we or the combined company operate, and as water becomes scarcer or the quality of the water deteriorates, we or the combined company may incur increased production costs or face manufacturing constraints which could negatively affect our or the combined company's business and financial performance. Even where water is widely available, water purification and waste treatment infrastructure limitations could increase costs or constrain our operations.

        Following the merger, in addition to the foregoing risks, the combined company will also be faced with the impact of decreased or shifting agricultural productivity in certain regions of the world as a result of changing weather patterns which may limit availability or increase the cost of key agricultural commodities, such as coffee and tea, which are important sources of ingredients for Keurig's products.

Increases in our or, following the merger, the combined company's cost of benefits in the future could reduce our or the combined company's profitability.

        Our and, following the merger, the combined company's profitability is substantially affected by costs for employee health care, pension and other retirement programs and other benefits. In recent years, these costs have increased significantly due to factors such as increases in health care costs, declines in investment returns on pension assets and changes in discount rates used to calculate pension and related liabilities. These factors plus the enactment of the Patient Protection and Affordable Care Act in March 2010 will continue to put pressure on our business and financial performance. Although we actively seek to control increases in costs, there can be no assurance that we or the combined company will succeed in limiting future cost increases, and continued upward cost pressure could have a material adverse effect on our or the combined company's business and financial performance.

We or, following the merger, the combined company, may not be able to renew collective bargaining agreements on satisfactory terms, or we or the combined company could experience union activity including labor disputes or work stoppages.

        As of March 31, 2018, approximately 7,500 of our employees, many of whom are at our key manufacturing locations, were covered by collective bargaining agreements. Following the merger, approximately 7,900 of the employees of the combined company will be covered by collective bargaining agreements. These agreements typically expire every three to four years at various dates. We or the combined company may not be able to renew our respective collective bargaining agreements on satisfactory terms or at all. This could result in labor disputes, strikes or work stoppages, which could impair our or the combined company's ability to manufacture and distribute our or the combined company's products and result in a substantial loss of sales. The terms of existing, renewed or expanded agreements could also significantly increase our or the combined company's costs or negatively affect our or the combined company's ability to increase operational efficiency.

Our or, following the merger, the combined company's facilities and operations may require substantial investment and upgrading.

        We have and, following the merger, the combined company will have, programs of investment and upgrading in our or, following the merger, the combined company's manufacturing, distribution and other facilities. We expect to, and the combined company may continue to, incur significant costs to upgrade or keep up-to-date various facilities and equipment or restructure our or the combined company's operations, including closing existing facilities or opening new ones. If our or the combined company's investment and restructuring costs are higher than anticipated or our or the combined company's business does not develop as anticipated to appropriately utilize new or upgraded facilities, our or the combined company's costs and financial performance could be negatively affected.

Due to the seasonality of many of Keurig's products and our business and other factors such as adverse weather conditions, the combined company's operating results will be subject to fluctuations.

        Historically, Keurig has experienced increased sales of the Keurig® brewing systems in Keurig's first fiscal quarter (generally October through December) due to the holiday season. If sales of Keurig® brewing systems during the holiday season do not meet expectations, sales of Keurig's pods throughout the remainder of the fiscal year will be negatively impacted. The impact on sales volume and operating results due to the timing and extent of these factors can significantly impact Keurig's business. In addition, our operating results can be impacted by seasonal fluctuation. As a result, following the merger, the combined company's quarterly operating results will be subject to these same seasonality factors.

Failure to comply with applicable transfer pricing and similar regulations could harm our or, following the merger, the combined company's businesses and financial results.

        In many countries, including the United States, we and, following the merger, the combined company will be subject to transfer pricing and other tax regulations designed to ensure that appropriate levels of income are reported as earned and are taxed accordingly.

        Although we believe that we are in substantial compliance with all applicable regulations and restrictions, we are, and the combined company will be, subject to the risk that governmental authorities could audit our or the combined company's transfer pricing and related practices and assert that additional taxes are owed.

        In the event that the audits or assessments are concluded adversely to the positions of us or, following the merger, the combined company, we or the combined company may or may not be able to offset or mitigate the consolidated effect of foreign income tax assessments through the use of U.S. foreign tax credits. Because the laws and regulations governing U.S. foreign tax credits are complex and subject to periodic legislative amendment, we cannot be sure that the combined company would in fact be able to take advantage of any foreign tax credits in the future.

Keurig's financial performance is, and, following the merger, the combined company's financial performance will be, highly dependent upon the sales of Keurig® brewing systems and pods.

        A significant percentage of Keurig's total revenue is and, following the merger, the combined company's financial performance will be, attributable to sales of pods for use with Keurig® brewing systems. For Keurig's fiscal year ended September 30, 2017, revenue from pods represented approximately 80% of Keurig's consolidated net revenue. Revenue from pods would have represented approximately 31% of the combined company's pro forma consolidated revenue for the year ended December 31, 2017. Continued acceptance of Keurig® brewing systems and sales of pods to an increasing installed base are for Keurig and, following the merger, will be for the combined company, significant factors in their respective growth plans. Any substantial or sustained decline in the sale of Keurig® brewing systems, failure to continue to reduce the cost of Keurig® brewers, or substantial or sustained decline in the sales of pods would materially adversely affect Keurig's and, following the merger, the combined company's businesses. Keurig® brewing systems compete against all sellers and types of coffeemakers. If Keurig or, following the merger, the combined company does not succeed in continuing to reduce the costs of manufacturing Keurig® brewing systems or differentiating Keurig® brewing systems from Keurig's and, following the merger, the combined company's competitors in the coffeemaker category, based on technology, quality of products, desired brands or otherwise, or Keurig's or, following the merger, the combined company's competitors adopt their respective strategies, Keurig's or, following the merger, the combined company's competitive position may be weakened and its sales of Keurig® brewing systems and pods, and accordingly, Keurig's and, following the merger, the combined company's business and financial performance may be materially adversely affected.

Failure to maintain strategic relationships with well-recognized brands/brand owners and private label brands could adversely impact Keurig's and, following the merger, the combined company's future growth and business.

        Keurig has entered into strategic relationships for the manufacturing, distribution, and sale of pods with well-regarded beverage companies such as Dunkin' Brands Group, Inc., The J.M. Smucker Company, Newman's Own® Organics, The Kraft Heinz Company, Peet's Coffee & Tea, and Starbucks Corporation, as well as with retailers such as Costco Wholesale Corporation, The Kroger Co. and Wal-Mart Inc. for their private label brands. As independent companies, Keurig's strategic partners make their own business decisions which may not align with its or, following the merger, the combined company's interests. If Keurig or, following the merger, the combined company is unable to provide an appropriate mix of incentives to Keurig's or, following the merger, the combined company's, strategic partners through a combination of premium performance and service, pricing, and marketing and advertising support, or if these strategic partners are not satisfied with Keurig's or, following the merger, the combined company's brand innovation and technological or other development efforts, they may take actions, including entering into agreements with competing pod contract manufacturers or vertically integrating to manufacture their own pods. Increasing competition among pod manufacturers and the move to vertical integration may result in price compression, which could have an adverse effect on the gross margins of Keurig or, following the merger, the combined company. The loss of strategic partners could also adversely impact the combined company's future profitability and growth, awareness of Keurig® brewing systems, the combined company's ability to attract additional branded or private label parties to do business with it or its ability to attract new consumers to buy Keurig® brewing systems.

Obsolete inventory may result in reduced prices or write-downs.

        In order to be successful, Keurig or, following the merger, the combined company must manage brewing system inventory effectively. As Keurig or the combined company innovate and introduce new brewing systems to the marketplace, existing brewing systems are at an increased risk of inventory obsolescence. If it is determined that Keurig or the combined company have excess brewing systems, it may be necessary to reduce prices and write-down inventory which could have an adverse effect on Keurig's or the combined company's business, financial condition, and results of operations. As Keurig or the combined company launch new beverage platforms, risk of excess inventory also exists if Keurig or the combined company is unable to accurately forecast demand for these new products. If Keurig or the combined company is unable to accurately forecast demand for its respective products, and inventory expires or becomes unusable prior to its use, its respective businesses, financial conditions and results of operations could be adversely affected.

        Conversely, if new brewing systems' launches are delayed, Keurig or the combined company may have insufficient existing brewing system inventory to meet customer demand which could result in lost revenue opportunities and have an adverse impact on financial results.

We and Keurig rely and, following the merger, the combined company will rely on independent certification for a number of products. Loss of certification within our, Keurig's or the combined company's supply chain or as related to manufacturing processes could harm Keurig's or our and, following the merger, the combined company's businesses.

        We and Keurig each rely on independent certification, such as certifications of products as "organic" or "Fair Trade," to differentiate some products from others. We and Keurig must comply with the requirements of independent organizations or certification authorities in order to label our and Keurig's products as certified. The loss of any independent certifications could adversely affect our and Keurig's marketplace position, which could harm our or Keurig's and, following the merger, the combined company's businesses.

INFORMATION ABOUT THE ANNUAL MEETING

Annual Meeting of Stockholders

Place:	The offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201
Time:	June 29, 2018, at 10:00 A.M., Central Daylight Time
Record Date for the Annual Meeting:	May 18, 2018

How to Vote

        If you are a stockholder as of the record date for the annual meeting, you may cast your vote in one of the following ways:

In Person:	If you are attending the annual meeting, you may cast your vote in person. If you plan to attend the annual meeting, please be aware of the admission requirements set forth on page 10, under the section entitled "Questions and Answers About the Merger and the Annual Meeting—Do I need a ticket to attend the annual meeting?"
By Internet:
Stockholders who have received a proxy card or voting instruction form may vote over the Internet by visiting the website indicated and following the instructions on the proxy card or voting instruction form.
By Telephone:
Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form may vote by phone, by calling the number specified on the voting instruction form provided by their broker, trustee or nominee.
By Mail:
Stockholders who have received a proxy card or voting instruction form may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 28, 2018. Votes cast by mail must be received in sufficient time to allow processing.

Matters to Be Voted Upon and Board Recommendation

Matter		Board Recommendation	Page Reference to Proxy Statement
1.	The issuance of DPSG common stock pursuant to the Agreement and Plan of Merger dated as of January 29, 2018, by and among Maple, DPSG, and Merger Sub, a copy of which is attached as Annex A to this proxy statement.	For	56
2.	An amendment to the certificate of incorporation of DPSG for (i) an increase in authorized shares to permit issuance of a sufficient number of shares as merger consideration, and (ii) a change of DPSG's name to "Keurig Dr Pepper Inc."	For	57
3.	A non-binding, advisory vote to approve the compensation that may become payable to DPSG's Named Executive Officers in connection with the merger.	For	57
4.	To vote on a proposal to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to approve items 1 or 2 above.	For	58
5.	To elect a board of nine members to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.	For Each of the Nominees	196
6.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018.	For	211
7.	A non-binding, advisory vote to approve the 2017 compensation of our Named Executive Officers as disclosed in these materials.	For	213
8.	A stockholder proposal pertaining to the risks of obesity.	Against	254

PROPOSAL 1—APPROVAL OF THE STOCK ISSUANCE PROPOSAL

(Item 1 on the DPSG proxy card)

        This proxy statement is being furnished to you as a DPSG stockholder as part of the solicitation of proxies by the Board for use at the annual meeting to consider and vote upon the stock issuance proposal.

        Subject to certain limited exceptions, Section 312.03(c) of the NYSE Listed Company Manual requires that our stockholders approve any issuance of shares of common stock in any transaction or series of related transactions if (a) the common stock will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance or (b) the number of shares of common stock to be issued is equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock. In addition, Section 312.03(d) of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of securities that will result in a change of control of the issuer.

        As a result of the merger, DPSG will issue to the holders of equity interests of Maple (including without limitation, holders of Maple RSUs that will be adjusted into Adjusted Maple RSUs) as of immediately prior to the effective time of the merger a number of shares of DPSG common stock which, in the aggregate, will have voting power in excess of 20% of the voting power outstanding before such issuance and exceed 20% of DPSG common stock outstanding before such issuance. In addition, completion of the merger will result in a change of control of DPSG for purposes of Section 312.03(d) of the NYSE Listed Company Manual. Accordingly, the merger cannot be completed without the approval of the stock issuance proposal which requires the affirmative vote of a majority of the shares of our common stock present and voting at the annual meeting. Following the merger, approximately 87% of the outstanding shares of common stock of the combined company will be held by holders of the equity interests of Maple, on a fully diluted basis. The merger agreement is attached as Annex A to this proxy statement.

        Pursuant to the merger agreement, approval of the stock issuance proposal is a condition to the consummation of the merger.

        Approval of the stock issuance proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted or abstained.

        The Board has unanimously (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of DPSG and its stockholders, (b) authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and (c) resolved to recommend that the stockholders of DPSG approve the stock issuance proposal, the charter amendment proposal and the transaction compensation proposal.

        The Board unanimously recommends that DPSG stockholders vote "FOR" the stock issuance proposal.

PROPOSAL 2—APPROVAL OF THE CHARTER AMENDMENT PROPOSAL

(Item 2 on the DPSG proxy card)

        The charter amendment proposal, if approved, will provide for an amendment to the certificate of incorporation of DPSG for (i) an increase in authorized shares to permit issuance of a sufficient number of shares as merger consideration, and (ii) a change of DPSG's name to "Keurig Dr Pepper Inc."

        The charter amendment proposal, if approved, will increase the number of authorized shares of DPSG from 815,000,000, consisting of 800,000,000 shares of DPSG common stock and 15,000,000 shares of preferred stock, to 2,015,000,000, consisting of 2,000,000,000 shares of DPSG common stock and 15,000,000 shares of preferred stock.

        Pursuant to the merger agreement, approval of the charter amendment proposal is a condition to the consummation of the merger.

        Approval of the charter amendment proposal requires at least a majority of the shares of our common stock outstanding as of the record date for the annual meeting vote in favor of the charter amendment proposal. If you do not vote, the effect will be the same as a vote against approving the charter amendment proposal.

        The Board unanimously recommends that DPSG stockholders vote "FOR" the charter amendment proposal.

PROPOSAL 3—APPROVAL OF THE TRANSACTION COMPENSATION PROPOSAL

(Item 3 on the DPSG proxy card)

        Section 14A of the Exchange Act and Rule 14a-21(c) under the Exchange Act require that the Company seek a nonbinding advisory vote from its stockholders to approve the compensation that may become payable to DPSG's Named Executive Officers in connection with the merger, as disclosed in this proxy statement, including as described in the section entitled "The Merger—Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger" beginning on page 77 of this proxy statement.

        As an advisory vote, the transaction compensation proposal is not binding upon DPSG, and approval of the transaction compensation proposal is not a condition to completion of the merger. Accordingly, to the extent that DPSG is contractually obligated to pay the compensation, such compensation will be payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote. The change in control payments included as part of DPSG's comprehensive executive compensation program are intended to align DPSG's Named Executive Officers' interests with yours as stockholders by ensuring their continued retention and commitment during critical events such as the merger, which may create significant personal uncertainty for them.

        Approval of the transaction compensation proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted.

        The Board unanimously recommends that DPSG stockholders vote "FOR" the transaction compensation proposal.

PROPOSAL 4—APPROVAL OF THE ADJOURNMENT PROPOSAL

(Item 4 on the DPSG proxy card)

        We may propose to adjourn the annual meeting for a period of not more than 30 days, if necessary or appropriate, including if we fail to receive a sufficient number of votes to approve the stock issuance proposal or the charter amendment proposal, for the purpose of soliciting additional proxies to approve the stock issuance proposal and/or the charter amendment proposal.

        If the annual meeting is so adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the stock issuance proposal but do not indicate a choice on the adjournment proposal, your shares of common stock will be voted in favor of the adjournment proposal. If you indicate, however, that you wish to vote against the stock issuance proposal, your shares of common stock will only be voted in favor of the adjournment proposal if you indicate that you wish to vote in favor of that proposal.

        Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted.

        The Board unanimously recommends that DPSG stockholders vote "FOR" the adjournment proposal.

        For a description of the election proposal, the ratification proposal, the 2017 compensation proposal and the stockholder proposal, see "Other Proposals Being Submitted to a Vote of DPSG Stockholders" beginning on page 196 of this proxy statement.

PARTIES TO THE MERGER

Dr Pepper Snapple Group, Inc.
5301 Legacy Drive
Plano, Texas 75024
(972) 673-7000

        Dr Pepper Snapple Group, Inc., a Delaware corporation, is a leading integrated brand owner, manufacturer and distributor of non-alcoholic beverages in the United States, Mexico and the Caribbean, and Canada with a diverse portfolio of flavored (non-cola) CSDs and NCBs, including ready-to-drink teas, juices, juice drinks, water and mixers. DPSG has some of the most recognized beverage brands in North America, with significant consumer awareness levels and long histories that evoke strong emotional connections with consumers. DPSG is headquartered in Plano, Texas.

        DPSG common stock is listed on the NYSE under the symbol "DPS."

Maple Parent Holdings Corp.
33 Coffee Lane
Waterbury, Vermont 05676
(802) 244-5621

        Maple Parent Holdings Corp., a Delaware corporation, through its indirect subsidiary, Keurig Green Mountain, Inc., a Delaware corporation, is a leading producer of specialty coffee and innovative single-serve brewing systems, with its Keurig® brewers and single-serve hot beverages in more than 20 million homes and offices throughout North America. Keurig has partnerships with more than 50 leading global coffee, tea and cocoa brands, allowing it to offer consumers vast personal choice from over 600 varieties. Keurig is headquartered in Waterbury, Vermont.

Salt Merger Sub, Inc.
c/o 5301 Legacy Drive
Plano, Texas 75024
(972) 673-7000

        Salt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DPSG, was formed solely for the purpose of facilitating the merger and the transactions contemplated thereby. Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the merger and the transactions contemplated thereby. Pursuant to the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG.

 THE MERGER

        This section describes the merger and the transactions contemplated thereby. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger and the transactions contemplated thereby that is important to you. You are encouraged to read the merger agreement carefully and in its entirety. This section is not intended to provide you with any factual information about Maple, Keurig or DPSG. Such information can be found elsewhere in this proxy statement and in the public filings DPSG makes with the SEC that are incorporated by reference herein, as described in the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement.

Merger

        Pursuant to the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Maple with Maple surviving the merger as a wholly owned subsidiary of DPSG.

Merger Consideration

        At the effective time of the merger, each share of Maple common stock, issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of fully paid and nonassessable shares of common stock of DPSG equal to the exchange ratio, which is the product of (i) 6.6923 and (ii) the quotient obtained by dividing the number of fully diluted DPSG shares by the number of fully diluted Maple shares, each calculated in accordance with the merger agreement as of the close of business on the business day immediately preceding the closing date and after giving effect to the Maple Parent Restructuring, subject to any withholding of taxes required by law. If calculated, solely for illustrative purposes, based on the number of fully diluted DPSG shares and fully diluted Maple shares outstanding on May 9, 2018, and after giving effect to the Maple Parent Restructuring and the issuance of Maple shares pursuant to the Equity Commitment, but before giving effect to any equity awards granted by DPSG following the date of this Proxy Statement and prior to the effective time, as permitted in the merger agreement, the exchange ratio would be equal to approximately 96.46, resulting in the issuance of 1,206,975,436 shares of DPSG common stock to the equity interest holders of Maple.

Ownership of the Combined Company

        As a result of the merger, the holders of DPSG common stock as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of common stock of the combined company, on a fully diluted basis, and the equity interest holders of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of common stock of the combined company, on a fully diluted basis.

Special Cash Dividend

        DPSG will declare and pay a special cash dividend equal to $103.75 per share of DPSG common stock to stockholders of DPSG as of the record date for the special cash dividend, subject to any withholding of taxes required by law.

        The special cash dividend payable to participants in DPS Direct Invest (which includes a dividend reinvestment program) will NOT be reinvested in additional shares of DPSG common stock. We are assessing whether the plan will continue following the closing and will announce our decision on or before the date on which we declare the first post-closing dividend.

Financing Matters

Bridge Commitment

        In connection with the execution of the merger agreement, Maple has entered into the Bridge Commitment Letter with the Bridge Commitment Parties, pursuant to which the Bridge Commitment Parties have committed to lend, severally but not jointly, initially to Maple an amount up to $13.1 billion in the aggregate in the form of the Bridge Facility, subject to customary conditions as set forth therein. The commitments in respect of the Bridge Facility will be automatically reduced, subject to certain exceptions and limitations, on a dollar-for-dollar basis by (i) the net cash proceeds of any sale or issuance of debt securities by Maple, (ii) the net cash proceeds of the incurrence by Maple of certain other indebtedness for borrowed money, (iii) the net cash proceeds from any issuance of equity securities or equity-linked securities by Maple, (iv) the committed amount or (without duplication) the net cash proceeds of loans under the Term Loan Facility and the Revolving Credit Facility and (v) the net cash proceeds of certain sales of assets outside the ordinary course of business, in each case subject to certain exceptions. The financing commitments of the Bridge Commitment Parties are currently undrawn and are subject to various customary conditions set forth in the Bridge Commitment Letter. The commitments in respect of the Bridge Facility were reduced to $8.0 billion on February 28, 2018 in connection with the execution of the Term Loan Agreement and the New Credit Agreement and were reduced to $0 and terminated in connection with the issuance of the Notes by the Escrow Issuer.

New Credit Facilities

        On February 28, 2018, Maple entered into (1) a Term Loan Agreement among Maple, the Term Lenders, the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Term Lenders have committed to provide $2.7 billion in the Term Loan Facility for the purposes of funding (i) the merger and (ii) fees and expenses related to the merger and (2) a Credit Agreement among Maple, the Revolving Lenders, the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Revolving Lenders have committed to provide $2.4 billion in Revolving Credit Facilities, for the purpose of funding (i) the merger, (ii) fees and expenses related to the merger, (iii) repayment of DPSG's and Maple's existing credit facilities and (iv) general corporate needs.

        The balance of the financing in connection with the merger is expected to be provided by the proceeds of the notes offering and Equity Commitment (discussed below).

Notes Offering

        On May 14, 2018, the Escrow Issuer, a wholly-owned subsidiary of Maple, commenced an offering to sell the Notes, consisting of $1,750 million aggregate principal amount of 3.551% senior notes due 2021, $2,000 million aggregate principal amount of 4.057% senior notes due 2023, $1,000 million aggregate principal amount of 4.417% senior notes due 2025, $2,000 million aggregate principal amount of 4.597% senior notes due 2028, $500 million aggregate principal amount of 4.985% senior notes due 2038 and $500 million aggregate principal amount of 5.085% senior notes due 2048. The Notes were issued pursuant to the Indenture. The offering of the Notes closed on May 25, 2018.

        Maple intends to use the net proceeds of the offering, together with borrowings under the new credit facilities discussed above and cash on hand, to (i) finance the special cash dividend payable to DPSG shareholders, (ii) refinance DPSG's and Maple's existing credit facilities and (iii) to pay related fees and expenses. The net proceeds of the offering have been deposited in a separate escrow account. Upon consummation of the merger, the combined company will assume all of the Escrow Issuer's obligations under the Notes, the Indenture and the other applicable documents by operation of law. If the merger is not consummated, the Escrow Issuer will be required to redeem the Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

        The Notes are the senior secured obligations of the Escrow Issuer, secured only by the amounts deposited in the escrow account. Upon the consummation of the merger, the Notes will be fully and unconditionally guaranteed by all of the combined company's existing and future subsidiaries that guarantee any of the combined company's other indebtedness. Upon the consummation of the merger, the Notes will be the combined company's unsecured and unsubordinated obligations and will rank equal in right of payment with all of the combined company's current and future unsubordinated indebtedness and each of the subsidiary guarantees will be an unsecured and unsubordinated obligation of the subsidiary guarantor providing such subsidiary guarantee and will rank equal in right of payment with such subsidiary guarantor's current and future unsubordinated indebtedness.

        Upon consummation of the merger, the combined company may redeem any series of the Notes, in whole or in part, from time to time, at the applicable redemption price set forth in the Indenture. If the combined company experiences a change of control triggering event, it may be required to offer to repurchase each series of the Notes from holders as described in the Indenture.

        The Indenture includes customary events of default. Prior to the merger, Maple, and, upon the consummation of the merger, the combined company, will be subject to certain negative covenants under the Indenture, including limits on the applicable party's and their subsidiaries' ability to incur indebtedness secured by principal properties, enter into certain sale and leaseback transactions with respect to principal properties and enter into certain mergers, consolidations and transfers of substantially all of its assets.

        In connection with the issuance and sale of the Notes, the Escrow Issuer also entered into a registration rights agreement under which, upon consummation of the merger, the combined company will also become a party by joinder or otherwise, and pursuant to which the combined company will agree to use its commercially reasonable efforts to file a registration statement with respect to registered exchange offers for the Notes under certain circumstances.

Equity Commitment

        Maple has entered into an equity commitment letter, dated January 28, 2018, with the Sponsor, pursuant to which the Sponsor has committed to purchase, immediately prior to the completion of the merger, the Equity Commitment, equal to equity interests in Maple in an amount up to $9 billion in the aggregate, subject to customary conditions as set forth therein.

Impact of the Transactions on Outstanding DPSG Notes

        DPSG expects that all series of senior unsecured notes outstanding under the indentures dated April 30, 2008 and December 15, 2009 or any related supplement (the "Indentures") will remain outstanding following the closing date. The Indentures require DPSG (or any successor to DPSG) to offer to repurchase all outstanding notes of a series at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase if DPSG undergoes a change of control and the credit rating of the relevant series is downgraded to below investment grade by each of Moody's and Standard & Poor's Ratings Services ("S&P") within 60 days after the change of control. Because the merger will constitute a change of control of DPSG, if the credit ratings of any series of notes issued pursuant to the Indentures are downgraded to below investment grade within 60 days following the effectiveness of the merger, the combined company would be required to offer to repurchase all outstanding notes of each such series on such terms. However, following the announcement of the Transactions and based on their disclosed terms, each of S&P, on January 29, 2018, and Moody's, on January 30, 2018, released public statements indicating their expectation that the combined company would continue to be rated investment grade following the closing. DPSG's long-term credit ratings were downgraded by Moody's on May 11, 2018 and by S&P on May 14, 2018, but remain investment grade. Accordingly, based on such statements, DPSG's current debt ratings, as well as the proposed capital structure of the combined company, including the proposed refinancing of certain indebtedness of Maple outstanding prior to the consummation of the merger, the anticipated value creation and synergies of the merger and the anticipated timing of closing of the merger, DPSG anticipates that these notes will continue to be rated investment grade following the closing date and that the combined company will not be required to make a change of control offer.

Background of the Merger

        On May 2, 2017, Mr. David Bell, Partner and Head of Mergers and Acquisitions at JAB, met with Mr. Lou Prignano, Vice President of Mergers and Acquisitions at DPSG, at Mr. Bell's request, to discuss the potential distribution of certain products owned by Peet's Coffee, which is majority-owned by JAB, through the DPSG distribution network. During that meeting, Mr. Bell also indicated that JAB would generally like to work more closely with DPSG. Mr. Bell said that JAB continuously looks for investment opportunities in companies and that he wanted to schedule a future meeting to introduce Mr. Olivier Goudet, Partner and Chief Executive Officer at JAB, to the management team at DPSG.

        On May 31, 2017, at Mr. Bell's request, Mr. Martin M. Ellen, Chief Financial Officer at DPSG, met with Mr. Bell. At the meeting, Mr. Bell gave an overview of JAB. Mr. Bell also inquired whether DPSG would be interested in a strategic transaction other than a distribution arrangement. Mr. Ellen informed Mr. Bell that DPSG was not for sale, but that he would present any proposal made by JAB to the Board. Following the meeting with Mr. Bell, Mr. Ellen briefed Mr. Larry D. Young, President and Chief Executive Officer at DPSG, on the discussions and Mr. Young then briefed Mr. Wayne Sanders, Chairman of the Board, on the discussions.

        On August 8, 2017, at Mr. Goudet's request, Messrs. Young and Ellen met in London with Messrs. Goudet and Bell. At the meeting, Messrs. Goudet and Bell indicated JAB's interest in making a proposal to acquire DPSG. Messrs. Goudet and Bell also outlined their approach to making such proposals, which included making an initial proposal solely on the basis of publicly-available information followed by a limited due diligence process to review non-public information, in each case, conditioned upon exclusive bi-lateral discussions. Messrs. Young and Ellen said that they would present any proposal made by JAB to the Board. Following the meeting with Messrs. Goudet and Bell, Mr. Young briefed Mr. Sanders on the discussions.

        In late August and early September of 2017, at Mr. Goudet's request, Messrs. Young and Ellen had a series of calls with Messrs. Goudet and Bell during which Mr. Goudet communicated that an acquisition proposal could be delivered either in early October or mid-November. Mr. Bell indicated JAB's desire for a brief due diligence period followed by exclusive bi-lateral negotiations and a potential signing of a merger agreement and announcement by the end of October (assuming the delivery of a proposal in early October). Following each of these calls, Mr. Young briefed Mr. Sanders on the discussions.

        On October 4, 2017, Mr. Bell met with Messrs. Young and Ellen in Dallas and orally communicated JAB's continued interest in exploring a potential acquisition of DPSG. Mr. Bell then outlined the structure of JAB's pending proposal, which he described as a combination of Keurig with DPSG to form a new public company. Mr. Bell described the potential debt structure of the combined company as well as the potential cash dividend to DPSG's stockholders with DPSG's stockholders retaining a minority interest in the combined company following the transaction. Mr. Bell reiterated that any proposal made by JAB would be based solely on publicly-available information.

        On October 5, 2017, Messrs. Goudet and Bell met with Messrs. Young and Ellen in Dallas to formally present JAB's proposal to acquire DPSG (the "October Proposal"). The October Proposal called for an acquisition of DPSG in exchange for $66.00 per share in cash, payable in the form of a one-time dividend, and a 28% equity stake in the combined company to be retained by DPSG's stockholders. Other notable aspects of the October Proposal included fully committed financing at the time of signing and the right for DPSG to appoint three directors to the board of the combined company. Mr. Goudet indicated that the pro forma combined company would have approximately $19 billion of debt, comprised of approximately $12 billion of new incremental debt, approximately $4 billion in existing DPSG debt and approximately $3 billion in existing Keurig debt. Messrs. Bell and Goudet also indicated JAB's desire to move very quickly following a limited due diligence process to sign and announce a transaction. Mr. Bell stated that the October Proposal was subject to the following conditions:

  •
  exclusive bi-lateral discussions, noting that JAB would walk away if DPSG sought other offers or conducted any pre-signing market check;

  •
  willingness to sign a customary non-disclosure agreement and a standstill agreement providing JAB the ability to make a private, friendly offer to the Board and the fall-away of the standstill restrictions upon the receipt by DPSG of any competing proposal;

  •
  access to reciprocal due diligence focused on, in the case of Keurig's review of DPSG, a small number of key items that drive value as well as customary confirmatory due diligence; and

  •
  alignment on process and timetable—a three-week process with an announcement date of October 30, 2017.

        Mr. Goudet indicated his views that the October Proposal represented a very significant cash dividend to DPSG's stockholders, and that while the resulting entity would have a controlling stockholder, it would remain a public company and DPSG's current stockholders could participate in the upside but with downside protection as a result of the cash dividend. Mr. Goudet described this proposal as providing significant incremental growth opportunities and creating an entity that could be a platform for industry consolidation. Following the meeting and throughout the remainder of the process leading to the execution of the merger agreement on January 29, 2018, Mr. Young kept Mr. Sanders regularly informed regarding discussions with JAB.

        On October 6, 2017, the Board held a special telephonic meeting at which members of senior management were present. Mr. James Baldwin, General Counsel at DPSG, discussed with the Board its fiduciary duties in the context of evaluating the October Proposal. During the meeting, Messrs. Sanders, Young and Ellen first described the details of the August 8, 2017 meeting with Messrs. Goudet and Bell in London and the October 5, 2017 meeting with Messrs. Goudet and Bell in Dallas. Mr. Sanders then described the terms of the October Proposal, including the conditions thereof (e.g., exclusive discussions, timing, etc.), to the Board and indicated that, based on prior discussions between Messrs. Young and Ellen and Messrs. Goudet and Bell, Messrs. Young and Ellen had believed that the October Proposal would be comprised of an all-cash offer that would represent a premium to the then-current market price and had not expected the equity component of the October Proposal. The Board discussed the October Proposal, including the debt anticipated to be incurred, the dividend to stockholders and the need for the pro-forma entity to allocate free cash flow to pay down the debt of the combined company. The Board further discussed that the October Proposal undervalued DPSG given the then-current $88 per share trading price for DPSG's shares and a general preference for an all-cash offer or an offer with a significantly higher cash component. The Board also discussed JAB's request for a three-week process and a signing by the end of October and concluded that such a compressed time frame would not be feasible given the level of due diligence that needed to be undertaken by DPSG regarding Keurig's business as a result of the equity component of the October Proposal. Following discussions, the Board determined to explore the October Proposal and to educate itself regarding Keurig's business and the coffee industry generally. In furtherance of the foregoing, the Board authorized further discussions with JAB and the initiation of a due diligence process, but directed Messrs. Young and Ellen to respond to JAB with a request to extend the October 30, 2017 deadline for signing to November 15, 2017. Following the Board meeting on October 6, 2017, Messrs. Young, Ellen and Baldwin had a call with Mr. Bell and indicated that while DPSG was willing to continue discussions and conduct due diligence, DPSG needed an extension of the October 30, 2017 deadline to November 15, 2017 to permit completion of its due diligence in order to adequately analyze the value and proposed structure of the October Proposal. Mr. Ellen also contacted representatives of Credit Suisse to discuss the potential engagement of Credit Suisse as financial advisor to DPSG and requested that Credit Suisse prepare a summary of its material relationships with each of JAB, Keurig and Mondelēz. DPSG considered engaging Credit Suisse given, among other things, Credit Suisse's reputation and familiarity with the businesses of DPSG and Keurig and its industry and mergers and acquisitions experience.

        On October 7, 2017, Mr. Bell called Mr. Young and informed him that JAB had agreed to extend JAB's deadline for signing an agreement, but only until November 6, 2017. Subsequently, Messrs. Young, Ellen, Baldwin and representatives from Credit Suisse discussed JAB's proposed timeline and the feasibility of completing due diligence and negotiations by that date. Following that discussion, DPSG agreed to proceed with limited financial due diligence efforts under the extended time frame. JAB agreed to open a data room to DPSG and provide financial diligence information regarding Keurig's business.

        On October 9, 2017, at the request of Mr. Baldwin, representatives of Morgan, Lewis & Bockius LLP, DPSG's outside legal counsel ("Morgan Lewis"), sent a draft of a non-disclosure agreement ("NDA") between DPSG and Maple to representatives of Skadden, Arps, Slate, Meagher & Flom LLP, Maple's outside legal counsel ("Skadden"). Following negotiations, the final form of the NDA, which included an 18-month standstill restriction with a fall-away upon the receipt by DPSG of any competing proposal, was approved by the Board at the October 12, 2017 meeting discussed below and, subsequent to such approval, DPSG and Maple entered into the NDA on October 12, 2017.

        On October 12, 2017, the Board held a special telephonic meeting at which members of senior management were present. At the meeting, the Board was asked to approve the engagement of Credit Suisse (as financial advisor), Morgan Lewis (as outside legal counsel), Morris, Nichols, Arsht & Tunnell LLP (as Delaware counsel), PricewaterhouseCoopers (as independent accounting advisor) and McKinsey & Co. ("McKinsey") (as consultants to perform an overview of the coffee industry and Keurig's business) in connection with a potential transaction with JAB and the exploration of potential strategic alternatives the Board may consider in connection with its review thereof. Messrs. Ellen and Baldwin discussed the qualifications of each of the advisors and reviewed certain material relationships between certain of the advisors, on the one hand, and JAB, Keurig and Mondelēz, on the other. The Board discussed the selection of the advisors and, following such discussion, the Board approved the engagements of such advisors. Representatives from Morgan Lewis and Credit Suisse were then invited to join the meeting. A representative from Morgan Lewis then discussed the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the proposed transaction and determining a response thereto. Mr. Baldwin then outlined the transaction timeline proposed by JAB with a signing deadline of November 6, 2017. Credit Suisse then provided the Board with an overview of JAB and Keurig based on publicly available financial information.

        On October 13, 2017, representatives of JAB and DPSG discussed proceeding with due diligence and other process matters.

        On October 17, 2017, Keurig opened its data room, containing limited information, to DPSG and its representatives.

        On October 18, 2017, Mr. Prignano met in Boston with representatives of McKinsey and Mr. Robert Gamgort, Chief Executive Officer at Keurig, Ozan Dokmecioglu, Chief Financial Officer at

Keurig, and Mr. Bell to discuss the coffee industry generally, Keurig's coffee business, including forecasts, and Keurig's performance since its acquisition by JAB.

        On October 20, 2017, DPSG opened its data room, containing limited financial data, to JAB, Keurig and their respective representatives.

        On October 24, 2017, Messrs. Gamgort, Dokmecioglu and Bell had a call with Messrs. Ellen, Prignano and representatives from Credit Suisse to discuss potential synergies that Keurig anticipated were achievable as a result of the proposed combination of Keurig and DPSG. Mr. Dokmecioglu described the anticipated synergies within the Keurig business and indicated Keurig's belief that the synergies would take time to achieve. Keurig provided presentations prepared by Ernst & Young LLP, advisors to Keurig, to Messrs. Ellen, Prignano and representatives from Credit Suisse that described the potential synergies that Keurig anticipated would be achievable following the proposed transaction.

        On October 24, 2017, McKinsey delivered materials to DPSG management analyzing the coffee industry, historical Keurig financial data and Keurig's business. A copy of the McKinsey materials was provided to the Board in advance of the October 25, 2017 Board meeting.

        On October 25, 2017, the Board held a special telephonic meeting at which members of senior management and representatives of Morgan Lewis and Credit Suisse were present. A representative from Morgan Lewis first reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the October Proposal and determining a response thereto. Credit Suisse then updated the Board as to the status of the proposed transaction and discussed with the Board certain preliminary financial aspects of the October Proposal. Thereafter, the Board discussed the October Proposal in detail. Each member of the Board expressed his or her thoughts as to various aspects of the October Proposal and the process and timing required by JAB. After the discussion, the Board unanimously rejected the October Proposal and instructed Messrs. Young and Ellen to respond to JAB with a rejection of the October Proposal, which the Board believed undervalued DPSG and set a timetable that was unrealistic to complete DPSG's due diligence on Keurig and the coffee industry generally necessitated by the proposed structure. Following the Board meeting on October 25, 2017, Messrs. Young and Ellen called Messrs. Goudet and Bell and conveyed the Board's decision to reject JAB's proposal because it undervalued DPSG and, as a result, provided insufficient value for DPSG's stockholders. At such time, DPSG closed its data room and ceased its due diligence efforts regarding Keurig.

        On November 6, 2017, at Mr. Bell's request, Mr. Bell met in Dallas with Mr. Ellen and indicated JAB's continued interest in exploring a potential acquisition of DPSG. Mr. Ellen informed Mr. Bell of the Board's position that a future JAB proposal, if any, would need to provide enhanced value, contain a higher cash component and be compelling to DPSG's stockholders. Additionally, as part of any future JAB proposal, sufficient time would need to be afforded to DPSG and its representatives to conduct their due diligence on Keurig's business and the coffee industry generally.

        On November 16, 2017, the Board held a regularly scheduled meeting. The proposed transaction was not discussed during the meeting.

        On November 20, 2017, Messrs. Goudet, Gamgort, Bell and Mr. Bart Becht, Partner and Chairman at JAB, met with Messrs. Sanders, Young and Ellen at JAB's request during which JAB presented a revised acquisition proposal to DPSG (the "November Proposal"). The November Proposal provided for an increase in the cash component to $88.00 per share, payable in the form of a one-time dividend, together with a 15% equity stake in the combined company to be retained by DPSG's stockholders and DPSG's right to appoint two directors to the board of the combined company. As was the case with the October Proposal, the November Proposal was subject to certain conditions, including JAB's insistence on exclusivity and a commitment to sign and announce the transaction by December 18, 2017. JAB indicated that it had completed its business due diligence and only required certain confirmatory items needed for the debt financing commitment process. Messrs. Goudet and Gamgort indicated that Keurig would be contributed on a debt-free basis and that JAB's objective was to obtain investment grade status for the combined company following the closing of the proposed transaction and to confirm this through a ratings advisory process before signing. Messrs. Goudet, Gamgort and Bell also discussed the potential synergies Keurig believed were achievable in connection with JAB's proposal. They further indicated that there would be no financing condition to Maple's obligation to close a transaction.

        On November 22, 2017, the Board held a special telephonic meeting at which members of senior management were present. Mr. Baldwin reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the November Proposal and determining a response thereto. During the meeting, Mr. Sanders briefed the Board on the November 20, 2017 meeting with representatives of JAB and Keurig, including Keurig's description of the coffee business, Keurig's business, improvements made within Keurig's business following its acquisition by JAB, the potential synergies that Keurig anticipated following a possible transaction, the terms of the November Proposal and the proposed timing therefor. The Board then discussed the November Proposal and, following such discussion, the Board directed the management team to reengage in due diligence efforts and to work with Credit Suisse to, among other things, review financial aspects of the November Proposal, following which the Board would consider scheduling another special Board meeting. The Board also directed Mr. Young to inform Mr. Bell that the Board would have a response to the November Proposal prior to the Christmas holiday and Mr. Young did so.

        On December 7, 2017, at Mr. Gamgort's request, Messrs. Ellen and Prignano met with Messrs. Gamgort, Dokmecioglu and Bell to discuss DPSG's due diligence questions regarding Keurig's brewer sales and profit, pod sales and pricing and Keurig's cost reduction program. At Mr. Ellen's request, representatives of Credit Suisse were present at the meeting.

        On December 14, 2017, Messrs. Young and Ellen met with representatives of Credit Suisse to review Keurig's strategic plans, as communicated by Keurig, and the due diligence materials provided by Keurig regarding its business. The November Proposal was reviewed and discussed in light of other developments, including the recent increase in the per-share trading price of DPSG common stock and the then-pending tax reforms.

        On December 20, 2017, the Board held a special telephonic meeting at which Mr. Sanders and Ms. Dunia A. Shive were present in person at DPSG's corporate headquarters in Plano, Texas and the other members of the Board were present telephonically. Members of senior management and representatives of Morgan Lewis and Credit Suisse were present. A representative of Morgan Lewis reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the November Proposal and determining a response thereto. Mr. Sanders summarized the November Proposal, which was then discussed by members of the Board and management. Mr. Ellen then discussed the status of due diligence, DPSG's projected operating results, a general comparison of such results against analyst expectations, Keurig's strategic plans, potential synergies of a combination transaction and perspectives on the coffee industry and growth prospects of the proposed combined company. Credit Suisse then discussed certain preliminary financial aspects of the November Proposal, noting that the November Proposal did not reflect a significant increase in overall value from the October Proposal but that the increase in the cash component to $88 and decrease in the size of the equity ownership stake in the combined company reduced some of the risk inherent in the October Proposal. Credit Suisse also discussed certain preliminary financial matters relating to DPSG, Keurig and the proposed combined company. Following discussion, the Board concluded that the November Proposal undervalued DPSG, and instructed Messrs. Young and Ellen to respond to JAB with a rejection of the November Proposal, but directed Messrs. Young and Ellen to continue negotiations with JAB to determine whether JAB had a more compelling offer that could be presented to the Board for further consideration and a determination at that time of whether such an offer would be in the best interests of DPSG's stockholders. Later that same day, Mr. Young informed Mr. Goudet of the Board's decision to reject the November Proposal.

        On January 8, 2018, Messrs. Goudet and Bell requested a phone call with Messrs. Young and Ellen during which Mr. Bell presented a revised proposal from JAB (the "First January Proposal"). The First January Proposal provided for a further increase in the cash component to $96.00 per share, payable in the form of a one-time dividend, together with a 14% equity stake in the combined company to be retained by DPSG's stockholders, and a right to appoint two directors to the board of the combined company. As was the case with the prior JAB proposals, the First January Proposal was subject to certain conditions, including JAB's insistence on exclusivity and a commitment to sign and announce the transaction by January 29, 2018. Mr. Goudet indicated that JAB would send a written version of the First January Proposal to Mr. Ellen. Mr. Goudet also stated JAB's expectation that the new combined company would pay dividends of $0.60 per share per annum, and achieve an investment grade rating. He also stated that financing would not be a condition to closing. Following the phone call with Messrs. Goudet and Bell on January 8, 2018, Messrs. Young, Ellen and Baldwin called Mr. Sanders to inform him of the conversation with Messrs. Goudet and Bell, and that a written version of the First January Proposal would be forthcoming. Mr. Sanders indicated that the DPSG management team should review the First January Proposal, conduct further due diligence regarding Keurig's business and work with Credit Suisse to evaluate financial aspects of the First January Proposal. Later that same day, JAB forwarded the written version of the First January Proposal to Messrs. Young and Ellen.

        On January 9, 2018, DPSG reengaged representatives of McKinsey to assist DPSG in its evaluation of the coffee industry, trends in single-serve pod sales, and Keurig's revenue concessions, cost reductions, operating plan, brewer sales trends and pod pricing. McKinsey delivered updated versions of its materials to DPSG on January 22, 2018 and January 24, 2018, and delivered its final materials to DPSG on January 26, 2018.

        On January 12, 2018, Keurig reopened its data room to DPSG and its representatives and Mr. Young informed Mr. Goudet that DPSG would reopen its data room when it was ready. On January 15, 2018, DPSG reopened its data room to JAB, Keurig and their respective representatives. During the week of January 15, 2018, the parties and their respective representatives engaged in reciprocal due diligence.

        On January 18, 2018, representatives of Skadden sent an initial draft merger agreement to representatives of Morgan Lewis. The initial draft merger agreement provided for, among other things, a no-shop provision with a customary fiduciary out and an unspecified termination fee payable by DPSG in certain circumstances.

        On January 22, 2018, representatives of JAB met with ratings agencies Moody's and S&P to discuss the proposed transaction and possible ratings of the combined company.

        On January 23, 2018, Mr. Ellen had a call with Mr. Bell to further discuss synergies and the value of the First January Proposal. Mr. Bell shared additional details with Mr. Ellen, including JAB's plan to contribute $9 billion in equity to fund the transaction, the potential synergies of the combined company and JAB's intentions to significantly deleverage the combined company within the first two years following the closing of the transaction. Messrs. Ellen, Prignano and Bell discussed synergies and stand-alone costs and discussed the terms of the First January Proposal, including the value of the 14% equity stake in the combined company to be retained by DPSG's stockholders. Mr. Ellen informed Mr. Bell that the First January Proposal undervalued DPSG and that an offer of $108.00 per share in cash plus a 14% equity stake in the combined company to be retained by DPSG's stockholders might be more compelling to the Board and DPSG's stockholders.

        On January 24, 2018, Messrs. Young and Ellen received a phone call from Mr. Goudet in which Mr. Goudet indicated that JAB again would be revising its offer to acquire DPSG (the "Second January Proposal"). The Second January Proposal provided for a further increase in the cash component to $103.00 per share, payable in the form of a one-time dividend, together with a 13% equity stake in the combined company to be retained by DPSG's stockholders. It also provided for a termination fee of $800 million, which would be payable by DPSG in certain circumstances and for DPSG's right to appoint two directors to the board of the combined company. As was the case with the prior JAB proposals, the Second January Proposal was subject to certain conditions, including JAB's insistence on exclusivity and a commitment to sign and announce the transaction by January 29, 2018. Later that day, representatives of JAB forwarded a written version of the Second January Proposal to representatives of DPSG.

        On January 25, 2018, the Board held a special telephonic meeting in which senior management and representatives of Morgan Lewis and Credit Suisse were present. A representative of Morgan Lewis reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the Second January Proposal and determining a response thereto. Mr. Sanders then presented a broad overview of the general terms of the Second January Proposal. Mr. Ellen then reviewed in greater detail the terms of the Second January Proposal, including an increase in JAB's equity commitment to fund the transaction. Mr. Ellen indicated that JAB confirmed that it had a verbal commitment from banks for the debt financing and preliminary indications from both Moody's and S&P that, following the transaction, the combined company's debt would be rated as investment grade. Mr. Ellen and members of the Board discussed and compared the Second January Proposal with the First January Proposal. Messrs. Ellen and Baldwin then discussed the status of due diligence. Mr. Baldwin then provided an overview of the terms of the initial draft merger agreement received from Skadden, including a no-shop provision that was consistent with JAB's proposals throughout the process, and noted certain provisions that would need to be negotiated. Mr. Baldwin and representatives from Morgan Lewis then responded to questions from the Board regarding the merger agreement. After further discussion, the Board determined that the Second January Proposal could not be accepted, but directed Messrs. Young and Ellen to continue negotiations with JAB to determine whether JAB had a more compelling offer that could be presented to the Board for further consideration and a determination at that time of whether such an offer might be in the best interests of DPSG's stockholders.

        Later that same day, Mr. Young had a call with Mr. Goudet and indicated the Board's desire to increase the equity stake of existing DPSG stockholders in the combined company from 13% to 15% and to reduce the amount of the termination fee that would be payable by DPSG in certain circumstances. Mr. Goudet responded that JAB was not inclined to modify the terms of the Second January Proposal at that time, but that if the Board desired, JAB would offer an alternative of $101.00 per share, payable in the form of a one-time dividend, together with a 14% equity stake in the combined company to be retained by DPSG's stockholders. Subsequent to this call, representatives of Credit Suisse received a call from representatives from The Goldman Sachs Group, Inc. ("Goldman Sachs"), who stated they were calling on JAB's behalf. In accordance with DPSG's directives, Credit Suisse informed the representatives from Goldman Sachs that the Board had requested more value for DPSG's stockholders. The representatives from Goldman Sachs responded that JAB was not inclined to modify the terms of the Second January Proposal at that time.

        On January 26, 2018, Messrs. Young, Ellen and Prignano met in New York City with JAB and its representatives to continue discussions and due diligence.

        Later that same day, Mr. Young met with Messrs. Goudet and Bell to discuss the Second January Proposal. Following discussions, JAB increased the amount of the one-time cash dividend to $103.75 per share of DPSG common stock and reduced the amount of the termination fee to $700 million with the other components of the Second January Proposal remaining the same (e.g., 13% equity stake in the combined company to be retained by DPSG's stockholders) (the "Final Proposal"). Mr. Goudet stated that this was JAB's last, best and final offer and that no further offers would be made. Mr. Young said that he would inform the Board of JAB's final offer. Later that same day, representatives of Morgan Lewis sent representatives of Skadden a revised draft of the merger agreement. The Morgan Lewis draft provided for, among other things, an unspecified reverse termination fee payable by Maple in the event the debt financing is not obtained or if Keurig fails to close with the debt financing in place, additional conditions to DPSG's obligation to close, including conditions relating to the Board's receipt of a solvency opinion and the maximum level of closing leverage of the combined company, and certain restrictions on the operation of Keurig's business during the period between signing and closing. The parties and their respective legal counsel negotiated the remaining open terms of the merger agreement as well as certain ancillary agreements and documents between January 27, 2018 and January 29, 2018.

        On January 27, 2018, the Board held a special telephonic meeting at which members of senior management and representatives of Morgan Lewis and Credit Suisse were present. A representative of Morgan Lewis reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the Final Proposal and determining a response thereto. Messrs. Young and Ellen then provided an update to the Board on the discussions that had taken place with representatives of JAB and Maple with respect to the terms of the proposed transaction, including a recap of the meeting with Messrs. Goudet and Bell on the previous day, noting that while JAB had raised the cash portion of its offer to $103.75 per share, representatives of JAB stated that JAB was unwilling to increase the value of the offer any further. Messrs. Ellen and Baldwin then discussed the status and conclusions of the financial and legal due diligence, indicating that these processes were now substantially completed and no significant information requests were unresolved and the only material issue identified was the maximum level of closing leverage of the combined company, which was still being negotiated. Messrs. Ellen and Baldwin then discussed a number of issues that remained to be negotiated in the proposed merger agreement. Credit Suisse then discussed certain preliminary financial perspectives regarding the Final Proposal and DPSG, Keurig and the proposed combined company. Credit Suisse also discussed with the Board potential strategic alternatives that might be available to DPSG, including certain third parties that might theoretically consider a strategic transaction with DPSG. The Board concluded that, for varying reasons, it was unlikely that any of these third parties would actually pursue a strategic transaction with DPSG. After discussion, it was the consensus of the Board to (i) continue negotiations with JAB on the remaining open business and legal issues, (ii) not make a counter-proposal to the Final Proposal, and (iii) continue with the single-bidder strategy. The Board considered a number of factors when determining to continue with the single-bidder strategy of not soliciting other offers to acquire control of DPSG prior to determining whether to accept or reject the Final Proposal, including JAB's consistent position that it would withdraw its offer if DPSG were to contact other parties or conduct any market check, the opportunity for a post-signing market check of significant duration given the timing requirements of the proposed deal, mitigation of the risk of a leak concerning the possible transaction, the reduction of the termination fee that would be payable by DPSG in certain circumstances to $700 million and the attractiveness of the price and implied premium proposed by JAB.

        On January 28, 2018, Messrs. Ellen and Prignano, together with representatives of Credit Suisse, met with Messrs. Bell, Dokmecioglu and representatives of Goldman Sachs to discuss the remaining open points in the merger agreement, including a condition relating to the maximum level of closing leverage of the combined company. During these discussions, JAB made a proposal to limit closing leverage to $16.9 billion, exclusive of capital leases. Messrs. Ellen and Prignano said that they would communicate the same to the Board at a Board meeting to be held later that day.

        Later that same day, the Board held a special telephonic meeting at which members of senior management and representatives of Morgan Lewis and Credit Suisse were present. Prior to the meeting, the Board was provided with a then-current draft of the merger agreement, a summary of the merger agreement and a list of the limited open issues remaining. A representative of Morgan Lewis reviewed with the Board the nature and scope of the Board's fiduciary duties and the Board's fulfillment of its fiduciary duties in the context of evaluating the Final Proposal and determining a response thereto. Messrs. Young and Ellen then reviewed with the Board the discussions that had taken place with representatives of JAB and Maple since the conclusion of the Board meeting on January 27 with respect to the terms of the proposed transaction. A representative of Morgan Lewis then made a detailed presentation to the Board regarding the proposed merger agreement. Mr. Baldwin then reviewed the remaining open issues in the merger agreement and the parties' respective positions on each issue. Also at this meeting, Credit Suisse reviewed its financial analysis with the Board and rendered an oral opinion, confirmed by delivery of a written opinion dated January 28, 2018, to the Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the DPSG consideration provided for pursuant to the terms of the merger agreement was fair, from a financial point of view, to the holders of DPSG common stock (other than, to the extent applicable, JAB Holding Company LLC, Mondelēz and their respective affiliates). A representative of Morgan Lewis then led the Board in a discussion of reasons for and against the merger, noting considerations the Board could take into account before deciding whether or not to approve the merger agreement and the transactions contemplated thereby. As part of that discussion, the Board discussed perspectives on the terms of the transactions contemplated by the merger agreement, including the certainty of value offered to the DPSG stockholders through the one-time special cash dividend and the opportunity to realize potential future share price growth provided to DPSG stockholders through their continuing equity stake in the combined company, which the Board expected to be a larger, more balanced company with improved opportunities for growth, cost savings and innovation relative to what DPSG could achieve on a stand-alone basis. Following such discussion and deliberation by the Board, subject to final negotiation of certain open issues that the Board provided parameters to management on, the Board unanimously determined that the merger agreement and the transactions contemplated thereby, were fair to and in the best interests of DPSG and its stockholders, authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated thereby, and resolved to recommend that the stockholders of DPSG approve the amendment to the DPSG certificate of incorporation and the issuance of DPSG common stock in connection with the merger.

        Following the Board meeting, Mr. Young called Mr. Goudet and resolved all of the remaining open issues in the merger agreement in a manner consistent with the parameters the Board had authorized.

        In the early morning on January 29, 2018, following delivery by Maple to DPSG of an executed debt commitment letter, a redacted copy of an executed fee letter relating thereto and an executed equity commitment letter, the parties executed the merger agreement.

        On January 29, 2018, before the opening of trading on NYSE, DPSG and Maple issued a joint press release announcing the execution of the merger agreement.

Recommendation of the Board; DPSG's Reasons for the Merger

        At a meeting held on January 28, 2018, the Board unanimously (i) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of DPSG and its stockholders, (ii) authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, on the terms and subject to the conditions set forth in the merger agreement and (iii) resolved to recommend that DPSG's stockholders approve the amendment of DPSG's certificate of incorporation and the issuance of shares of DPSG common stock to Maple's stockholders in connection with the merger, in each case, on the terms and subject to the conditions set forth in the merger agreement.

        In evaluating the Transactions, the Board consulted with DPSG's management and legal and financial advisors to DPSG and, in reaching its decision, the Board considered a number of factors, both positive and negative, and potential benefits and risks involved with the merger agreement and the transactions contemplated thereby. The decision of the Board to enter into the merger agreement was the result of careful consideration by the Board of numerous factors weighing positively in favor of the merger, including the following principal factors:

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  the expectation that combining Maple and DPSG would create a larger, more balanced company with a broader customer base across multiple beverage retail and distribution businesses, which is expected to result in improved opportunities for growth, cost savings and innovation relative to what DPSG could achieve on a stand-alone basis;

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  the potential opportunities for greater operational efficiencies and synergies through conducting DPSG's and Maple's operations as part of a single enterprise;

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  the pool of potential strategic transaction parties is limited;

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  the expectation that the combined company will have increased resources to invest in future acquisitions and other growth opportunities in comparison to DPSG on a stand-alone basis;

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  the consideration to be paid to Maple's stockholders pursuant to the merger agreement (and the resulting equity stake in the combined company to be held by DPSG's stockholders upon completion of the merger) and the amount of the special cash dividend are each the result of arms' length negotiations, involving multiple increases in the overall value of the Transactions to our stockholders (as reflected by the amount of the special cash dividend coupled with the equity stake in the combined company to be retained by our stockholders) from Maple's initial proposal, and the Board's belief that the merger consideration and amount of the special cash dividend represent Maple's best and final offer;

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  the terms of the Transactions provide our stockholders with both the fixed cash amount of the special cash dividend—providing our stockholders with certainty of value and immediate liquidity in an amount per share that exceeds the trading price of DPSG's common stock as of January 26, 2018 (the last full trading day prior to the public announcement of the merger agreement)—along with a continuing equity stake in the combined company that provides stockholders the opportunity to realize potential future share price growth;

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  the opinion of Credit Suisse, dated January 28, 2018, to the Board as to the fairness, from a financial point of view and as of the date of such opinion, to the holders of DPSG common stock (other than, to the extent applicable, JAB Holding Company LLC, Mondelēz and their respective affiliates) of the DPSG consideration provided for pursuant to the terms of the merger agreement, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as more fully described in the section entitled "—Opinion of DPSG's Financial Advisor";

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  the Board's knowledge of DPSG's business, operations, financial condition, earnings and prospects and its knowledge of Maple's business, operations, financial condition, earnings and prospects, based on the results of DPSG's due diligence review of Maple;

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  the terms and conditions of the merger agreement, including the commitments by both DPSG and Maple to complete the Transactions and the likelihood of closing;

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  the fact that Maple's obligation to consummate the closing under the merger agreement is not subject to a financing condition, and Maple has secured debt and equity commitments in an aggregate amount sufficient to cover the payment of (i) the special cash dividend, (ii) repayment of DPSG's existing credit facilities, (iii) repayment of Maple's existing credit facilities and (iv) the fees and expenses reasonably expected to be incurred by DPSG and Maple in connection with the transaction;

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  the ability of both companies to effectively execute and implement complex transactions, and their track records of successfully integrating acquired businesses; and

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  the fact that the merger agreement does not preclude a third party from making an unsolicited proposal for a competing transaction with DPSG and that, under specified circumstances, DPSG may furnish non-public information to and enter into discussions with such third party regarding the competing transaction and the Board may withdraw or modify its recommendations to our stockholders regarding the merger and terminate the merger agreement to enter into a competing transaction under certain circumstances (subject to a termination fee).

        The Board also weighed the factors described above against a number of risks and other factors identified in its deliberations as weighing negatively against the merger, including:

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  the restrictions on the conduct of our business during the period between the execution of the merger agreement and the completion of the merger;

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  the costs associated with the completion of the Transactions and the realization of the benefits expected to be obtained in connection with the merger, including management's time and energy and potential opportunity cost;

  •
  the risk of not capturing all of the anticipated cost savings and synergies and the risk that other anticipated benefits might not be realized;

  •
  the effect of any failure to complete the Transactions, including potential termination fees and stockholder and market reactions;

  •
  the risk that regulatory agencies may not approve the merger or may impose terms and conditions on their approvals that adversely affect the business and financial results of the combined company;

  •
  the challenges inherent in the combination of two businesses of the size and complexity of DPSG and Maple, including disruption to their respective businesses and commercial relationships, and the possible diversion of management attention for an extended period of time;

  •
  the fact that, upon completion of the Transactions, the Board will be comprised of 12 directors, with eight such directors identified by Maple's stockholders;

  •
  the fact that, after the Transactions, holders of the common stock of DPSG as of immediately prior to the effective time of the merger, would collectively hold only approximately 13% of the common stock of the combined company on a fully diluted basis, and the combined company would effectively be controlled by majority stockholders;

  •
  the dilution of the overall interest of the public stockholders in the combined company following the Transactions and the resulting diminution in their aggregate interest in the future growth of the combined company;

  •
  the risk that the lack of a public market for Maple shares makes it difficult to evaluate the fairness of the merger and the stockholders of Maple may receive consideration in the merger that is more than the fair market value of the Maple shares;

  •
  uncertainties with respect to certain aspects of Maple's business and the Board's lack of deep experience with the coffee business;

  •
  the fact that DPSG had not engaged in a competitive bid process or other broad solicitation of interest (although such decision not to engage in a competitive bid process was informed by (i) the DPSG consideration (including the special cash dividend) proposed by Maple, (ii) Maple having stated that it would rescind its proposal if DPSG contacted any third parties in an attempt to generate competing proposals, (iii) concern regarding increased risk of leaks and potential loss of the Maple transaction and possible commercial harm to DPSG if DPSG contacted third parties regarding a potential alternative transaction and (iv) the fact that, under the merger agreement, potentially interested parties may submit a superior proposal in the period between the announcement of the execution of the merger agreement and the stockholder vote to approve the merger);

  •
  the merger agreement precludes DPSG from actively soliciting alternative proposals; and

  •
  the termination fee may discourage third parties that might otherwise be interested in a business combination with, or acquisition of, DPSG from making alternative proposals.

        The Board also considered the interests that the executive officers and directors of DPSG have with respect to the merger in addition to their interests as stockholders of DPSG generally (see the section of this proxy statement entitled "—Interests of DPSG's Directors and Executive Officers in the Merger" beginning on page 75).

        Although the foregoing discussion sets forth the principal factors considered by the Board in reaching its recommendation, it is not intended to be exhaustive and may not include all of the factors considered by the Board, and each director may have considered different factors or given different weight to each factor. The above factors are not presented in any order of priority. In view of the variety of factors, the amount of information and the complexity of the matters considered, the Board did not find it practicable to, and did not, make specific assessments of, or assign relative weights to, the specific factors considered in reaching its recommendation. The explanation of the reasoning of the Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors discussed in the section of this proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements."

        After careful consideration, the Board unanimously (i) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of DPSG and its stockholders and (ii) authorized, approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, on the terms and subject to the conditions set forth in the merger agreement. Accordingly, the Board unanimously recommends that DPSG's stockholders vote "FOR" the stock issuance proposal, the charter amendment proposal, the transaction compensation proposal and the adjournment proposal. In addition, the Board unanimously recommends that DPSG's stockholders vote "FOR" each of the nominees named in the election proposal, the ratification proposal and the 2017 compensation proposal and "AGAINST" the stockholder proposal.

Interests of DPSG's Directors and Executive Officers in the Merger

        In considering the recommendation of the Board, DPSG stockholders should be aware that DPSG's directors and executive officers have interests in the proposed merger that are different from, or in addition to, any interests they may have as stockholders. The Board was aware of the different or additional interests set forth below (other than any interests that arose following DPSG's entry into the merger agreement) and considered such interests along with other matters in approving the merger agreement and the transactions contemplated by the merger agreement.

Treatment of DPSG Equity Awards

        The DPSG Stock Plan and the associated award agreements governing the terms of DPSG RSU, DPSG PSU and DPSG stock option awards issued under the plan contain provisions specifying the treatment of unvested awards upon a change in control, as defined in the applicable award agreements. The merger is expected to constitute a change in control for purposes of the applicable award agreements. Under the award agreements, upon a change in control, DPSG RSUs and DPSG stock options become fully vested and DPSG PSUs become vested at target performance levels. However, for participants in the CIC Plan, DPSG PSUs become vested at a deemed performance level equal to the greater of the target performance level or the performance level determined by actual performance through the date ending on the date of the change in control.

        Pursuant to the merger agreement, as of immediately prior to the effective time, each outstanding DPSG stock option, DPSG RSU and DPSG PSU will vest as described above. The Board (or, if appropriate, any committee of the Board administering the DPSG Stock Plan) shall cause the following treatment to apply as of the effective time (i.e., after the special cash dividend is paid to DPSG stockholders with respect to DPSG common stock), less applicable tax withholding:

  •
  Each outstanding DPSG stock option will be converted into a right to receive (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG stock option (on a 1:1 basis) and (ii) an amount in cash equal to the number of shares underlying such DPSG stock option multiplied by the difference between the special cash dividend per share amount and the exercise price per share of such DPSG stock option as of immediately prior to the record date for the special cash dividend. If DPSG is unable to obtain option holder consent to the DPSG stock option treatment described above, then the Board (or, if appropriate, any committee of the Board administering the DPSG Stock Plan) shall, after consultation with Maple Subsidiary, adjust each DPSG stock option in a manner that preserves its intrinsic value after taking into account the special cash dividend.

  •
  Each outstanding DPSG RSU will be settled in exchange for (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG RSU (on a 1:1 basis) and (ii) an amount in cash equal to the number of shares underlying such DPSG RSU multiplied by the special cash dividend per share amount.

  •
  Each outstanding DPSG PSU (with DPSG PSUs vesting at target performance levels or at such higher performance levels as may be required pursuant to the applicable terms of a DPSG benefit plan) will be settled in exchange for (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG PSU (on a 1:1 basis) and (ii) an amount in cash equal to the number of shares underlying such DPSG PSU multiplied by the special cash dividend per share amount.

        For an estimate of the amounts that would be payable to our NEOs with respect to the DPSG RSUs, DPSG PSUs and DPSG stock options subject to accelerated vesting in connection with the merger, see the section entitled "—Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger" below. The estimated aggregate amount that would be payable to DPSG's five executive officers that are not NEOs with respect to the DPSG RSUs, DPSG PSUs and DPSG stock options subject to accelerated vesting in connection with the merger is $15,259,833. The estimated aggregate amount that would be payable to DPSG's non-employee directors (including Joyce M. Roché, who retired as a director on May 18, 2017) with respect to the DPSG RSUs subject to accelerated vesting in connection with the merger is $4,859,335. In each case, these estimates assume that the price of a share of our common stock is $118.85 per share, which is the average closing market price of shares of DPSG common stock over the first five business days following the first public announcement of the merger agreement on January 29, 2018 (rounded to the nearest cent).

Treatment of DPSG Management Incentive Plan

        DPSG's executive officers participate in the DPSG management incentive plan ("MIP"). Under the merger agreement, each employee, including DPSG's executive officers, eligible to participate in the MIP or any other incentive compensation plan shall be entitled to receive, at such time as payments with respect to calendar year 2018 would normally be paid without regard to the merger, a payment equal to the greater of such employee's (i) pro-rata target under the DPSG MIP or other incentive compensation plan for the period between January 1, 2018 and the closing date and (ii) actual incentive award for such period under the MIP or other incentive compensation plan, provided that such employee has either remained employed by DPSG or any DPSG subsidiary through December 31, 2018, or such employee's employment has terminated under such circumstances as would, under the applicable terms of the MIP or other incentive compensation plan, entitle such employee to receive a payment under such plan with respect to calendar year 2018 notwithstanding such termination of employment.

        Actual incentive awards under the MIP or other incentive compensation plans with respect to the 2018 performance period are indeterminable as of the filing of this proxy statement.

        For the amounts of our NEOs' pro rata target awards under the MIP for 2018 assuming the merger occurred on July 9, 2018 (the assumed closing date of the merger for purposes hereof), see the section entitled "—Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger" below. The aggregate amount of the pro rata target awards under the MIP for DPSG's five executive officers that are not NEOs assuming the merger occurred on July 9, 2018 is $877,102.

Termination of Employment Benefits

        The CIC Plan, subject to certain exceptions, provides that termination payments and benefits will be paid to a plan participant if there is a change in control of the Company and, within two years after the change in control, the participant's employment is terminated or the participant voluntarily terminates his employment under certain adverse circumstances (a termination for "good reason," as defined in the CIC Plan), including a significant adverse change in responsibilities of his position. The merger will constitute a change in control under the CIC Plan. The levels of payments and benefits available upon termination under the CIC Plan follows:

  •
  Mr. Young, as our CEO, is entitled to a payment equal to 3.0 times the sum of his base salary plus his target annual bonus (MIP);

  •
  Mr. Ellen, as Chief Financial Officer, is entitled to a payment equal to 2.75 times the sum of his base salary plus his target annual bonus (MIP);

  •
  Mr. Collins and Mr. Johnston would each be entitled to a payment equal to 2.5 times the sum of their respective base salaries plus their respective target annual bonuses (MIP);

  •
  Mr. Hobson and Mr. Trebilcock would each be entitled to a payment equal to 2 times the sum of their respective base salaries plus their respective target annual bonuses (MIP); and

  •
  Ms. Alt, Mr. Baldwin, Mr. Hancock and Mr. Thomas, as non-participants in the CIC Plan, would receive the same benefits as described with respect to the Severance Pay Plan below.

        CIC Plan participants whose parachute payments, as defined under Code Section 280G, exceed the excise tax threshold by 10% or less will have their benefits reduced to eliminate imposition of the tax under the terms of the CIC Plan. CIC Plan participants whose parachute payments exceed the excise tax threshold by more than 10% will receive an excise tax gross-up payment under the terms of the CIC Plan. DPSG has determined that no CIC Plan participant will receive an excise tax gross-up payment.

        In addition, plan participants also receive other benefits, including payment of their MIP at target prorated to the date of termination, benefit continuation for the number of years equal to their payment multiplier, payment of unvested and vested qualified and non-qualified pension benefits and outplacement services.

        Ms. Alt, Mr. Baldwin, Mr. Hancock and Mr. Thomas, who are all Executive Vice Presidents, each participate in the DPSG Severance Pay Plan for Executives ("Severance Pay Plan"). The Severance Pay Plan provides for the payment of severance and other benefits to eligible executives in the event of a qualifying involuntary termination (as defined in the Severance Pay Plan). An involuntary termination of employment is not a qualifying termination if the executive resigns or is terminated for "cause," as defined under the Severance Pay Plan. In the event of a qualifying termination, the Severance Pay Plan provides for a lump-sum severance payment. For Executive Vice Presidents, the severance payment is equal to 1.5 times the sum of the employee's base salary and target annual bonus. In addition, upon a qualifying termination, the Severance Pay Plan provides that DPSG will provide certain outplacement benefits and will pay Consolidated Omnibus Budget Reconciliation Act premiums for 18 months following the applicable termination date. As noted above, under the merger agreement, such individuals would also be eligible for payment of a 2018 MIP award prorated to the date of termination, at the greater of target or actual performance levels.

        For estimates of the amounts that would be paid or provided to our NEOs under the CIC Plan or the Severance Pay Plan, as applicable, in the event their employment were to be terminated involuntarily without cause or terminated by the NEO for good reason (if applicable) on July 9, 2018 (the assumed closing date of the merger for purposes hereof), simultaneously with the completion of the merger, see the section entitled "—Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger" below. The estimated aggregate amount that would be paid or provided to DPSG's five executive officers that are not NEOs under the CIC Plan or the Severance Pay Plan, as applicable, in the event their employment were to be terminated involuntarily without cause or terminated by the executive officer for good reason (if applicable) on July 9, 2018 (the assumed closing date of the merger for purposes hereof), simultaneously with the completion of the merger assuming the merger occurred on July 9, 2018 is $7,155,229, not including the pro rata target awards under the MIP, discussed above.

Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger

        The following table sets forth, as required under Item 402(t) of SEC Regulation S-K, the estimated amounts of potential payments by DPSG to its NEOs based on or otherwise relating to the completion of the merger, or upon an NEO's termination without cause or resignation for good reason (as defined in the CIC Plan, for Messrs. Young, Ellen, Collins and Johnston) within two years following the merger, or termination without cause (as defined in the Severance Pay Plan, for Mr. Hancock). As described above, the outstanding DPSG stock options, DPSG RSUs and DPSG PSUs will be converted or settled in exchange for a combination of shares of DPSG common stock and an amount in cash.

        The following assumptions apply with respect to the table below and any termination of employment of an NEO:

  •
  The tables include estimates of amounts that would be paid or provided to NEOs in the event their employment were to be terminated involuntarily without cause or terminated by the NEO for good reason (if applicable) on July 9, 2018 (the assumed closing date of the merger for purposes hereof) simultaneously with the completion of the merger. The employment of our NEOs may or may not be terminated on or following completion of the merger, and if the employment of any of our NEOs were to be terminated, the termination may not occur on this date. As a result, the actual amounts to be paid to the NEOs in connection with a termination of employment following the merger can only be determined at the time of the termination event.

  •
  The tables assume that the price of a share of our common stock is $118.85 per share, which is the average closing market price of shares of DPSG common stock over the first five business days following the first public announcement of the merger agreement on January 29, 2018 (rounded to the nearest cent).

  •
  The tables assume that the NEOs meet the requirements of the applicable plans to receive such payments and benefits. In the case of the benefits to be paid or provided under the CIC Plan and the Severance Pay Plan, the NEO is required to execute and not revoke a release of claims against the Company and its affiliates.

  •
  Each NEO is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These previously earned amounts include accrued base salary, accrued vacation time and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the table below.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ benefits ($)(3)	Total ($)
Larry D. Young	$9,518,219	$21,946,049	$73,816	$31,538,084
Martin M. Ellen	3,551,201	5,666,321	38,248	9,255,770
Rodger D. Collins	3,175,841	5,303,550	35,430	8,514,821
James J. Johnston	3,175,841	5,303,550	35,430	8,514,821
Philip L. Hancock	1,506,678	3,740,000	30,965	5,277,643

(1)
The amounts set forth in this column comprise cash compensation payable to our NEOs in connection with the merger and a simultaneous termination of employment, consisting of: (a) lump-sum cash severance payments equal to the following multiples of each NEO's total base salary and target annual bonus: Mr. Young, 3.0x; Mr. Ellen, 2.75x; Messrs. Collins and Johnson, 2.5x; and Mr. Hancock, 1.5x; and (b) pro-rated payment of the NEO's MIP for 2018 as follows, at target performance levels:

Name	Severance Component	Pro Rated MIP Component	Total Cash
Larry D. Young	$8,625,000	$893,219	$9,518,219
Martin M. Ellen	3,260,400	290,801	3,551,201
Rodger D. Collins	2,899,875	275,966	3,175,841
James J. Johnston	2,899,875	275,966	3,175,841
Philip L. Hancock	1,312,500	194,178	1,506,678

  The cash severance amounts described in clause (a) above constitute "double trigger" payments for purposes of Item 402(t) of SEC Regulation S-K, because such payments become due solely in the event of a termination of employment within two years following a change in control. See the section entitled "—Treatment of DPSG Management Incentive Plan" beginning on page 76 of this proxy statement, for a discussion of each NEO's treatment under the MIP. Because the 2018 MIP payments are not conditioned upon a termination or resignation of the executive officer, they constitute "single trigger" payments for purposes of Item 402(t) of SEC Regulation S-K.

(2)
The amounts set forth in this column comprise the aggregate value of the DPSG stock and cash which the NEOs will be entitled to receive, as described above, with respect to (a) the acceleration upon the merger of the vesting of DPSG RSUs as follows, (b) the acceleration upon the merger of the vesting (at target levels of performance, or, for participants in the CIC Plan, the greater of target levels of performance or actual performance through the date of the merger) of DPSG PSUs as follows, and (c) the acceleration upon the merger of the vesting of DPSG stock options as follows, and in each case the conversion of such award into the right to receive DPSG stock and cash as provided in the merger agreement. The amounts set forth in this column constitute "single trigger" payments for purposes of Item 402(t) of SEC Regulation S-K.

Name	Restricted Stock Units	Performance Share Units	Stock Options	Equity
Larry D. Young	92,097	67,053	120,706	$21,946,049
Martin M. Ellen	23,837	17,255	31,174	5,666,321
Rodger D. Collins	22,256	16,204	29,170	5,303,550
James J. Johnston	22,256	16,204	29,170	5,303,550
Philip L. Hancock	18,235	9,580	17,300	3,740,000
(3)
The benefits listed in this column comprise (a) the value of the continuation of health care benefits for a period equal to the multiplier used to calculate cash severance (described in note (1) above) equal to $33,816 for Mr. Young, $30,998 for Mr. Ellen, $28,180 for Mr. Collins, $28,180 for Mr. Johnston and $23,715 for Mr. Hancock and (b) services of DPSG's outplacement firm in accordance with DPSG's executive program for outplacement services, if such services were used by the NEO, estimated at $40,000 for Mr. Young, $7,250 for Mr. Ellen, $7,250 for Mr. Collins, $7,250 for Mr. Johnston and $7,250 for Mr. Hancock. The amounts set forth in this column constitute "double trigger" payments for purposes of Item 402(t) of SEC Regulation S-K.

Interests of Certain Participants in the Solicitation

        Each Maple Participant may be deemed to be "participants" under SEC rules in the solicitation of proxies of DPSG stockholders in respect of the stock issuance proposal and the charter amendment proposal to be voted on at the annual meeting, and may be deemed to have been "participants" under SEC rules in the solicitation of DPSG stockholders through written communications made by Maple, Keurig or DPSG prior to the date of this proxy statement. DPSG stockholders should be aware that the Maple Participants have interests in the merger that may be different from, or in addition to, those of Maple stockholders and DPSG stockholders generally. Except as described herein, neither Maple nor any of the Maple Participants has a direct or indirect interest, by security holdings or otherwise, in DPSG or the matters to be acted upon in connection with the transactions contemplated by the merger agreement.

  Equity and Equity Awards in Maple Subsidiary

        Each restricted stock unit ("RSU") with respect to shares of common stock of Maple Subsidiary (each, a "Maple Subsidiary RSU") that is outstanding immediately prior to the Maple Parent Restructuring will be converted as part of the Maple Parent Restructuring into a restricted stock unit of

Maple with respect to shares of common stock of Maple (each, a "Maple RSU"), with the same terms and conditions as were applicable under the Maple Subsidiary RSUs immediately prior to the consummation of the Maple Parent Restructuring, and relating to the number of shares of Maple common stock equal to the product of (i) the number of shares of common stock of Maple Subsidiary subject to such Maple Subsidiary RSUs immediately prior to the consummation of the Maple Parent Restructuring and (ii) the exchange ratio applicable to shares of common stock of Maple Subsidiary in the merger of Maple Subsidiary into Maple pursuant to the Maple Parent Restructuring, with any fractional shares rounded to the next whole number of shares. As of the effective time, each Maple RSU that is outstanding immediately prior to the effective time will be converted into a restricted stock unit with respect to shares of DPSG common stock (each, an "Adjusted Maple RSU"), with the same terms and conditions as were applicable under such Maple RSU immediately prior to the effective time, and relating to the number of shares of DPSG common stock equal to the product of (i) the number of shares of Maple common stock subject to such Maple RSU immediately prior to the effective time and (ii) the exchange ratio as set forth in the merger agreement, with any fractional shares rounded to the next whole number of shares. For a description of the Maple Parent Restructuring and additional information on the treatment of Maple equity awards in the merger, see the section entitled "The Merger Agreement—Treatment of Maple Equity Awards" and "The Merger Agreement—Other Covenants and Agreements" on page 115 of this proxy statement.

        As of May 18, 2018, Mr. Gamgort held (i) 25,000 shares of common stock of Maple Subsidiary, which will be converted as part of the Maple Parent Restructuring into 25,000 shares of common stock of Maple, which will in turn be converted into, assuming an illustrative exchange ratio of approximately 96.46 (subject to the assumptions set forth in the section entitled "—Merger Consideration"), approximately 2,411,450 shares of common stock of DPSG as of the effective time of the merger, and (ii) Maple Subsidiary RSUs with respect to 36,000 shares of common stock of Maple Subsidiary, which will be converted as part of the Maple Parent Restructuring into Maple RSUs with respect to 36,000 shares of common stock of Maple, which will in turn be converted into Adjusted Maple RSUs, as set forth in the merger agreement. As of May 18, 2018, Mr. Dokmecioglu held (i) 11,000 shares of common stock of Maple Subsidiary, which will be converted as part of the Maple Parent Restructuring into 11,000 shares of common stock of Maple, which will in turn be converted into, assuming an illustrative exchange ratio of approximately 96.46 (subject to the assumptions set forth in the section entitled "—Merger Consideration"), approximately 1,061,040 shares of common stock of DPSG as of the effective time of the merger, and (ii) Maple Subsidiary RSUs with respect to 16,200 shares of common stock of Maple Subsidiary which will be converted as part of the Maple Parent Restructuring into Maple RSUs with respect to 16,200 shares of common stock of Maple, which will in turn be converted into Adjusted Maple RSUs, as set forth in the merger agreement. Each of the Maple Subsidiary RSUs held by each of Mr. Gamgort and Mr. Dokmecioglu has a value equal to one share of common stock of Maple Subsidiary.

  Continued Service with the Combined Company

        Following the consummation of the merger, Mr. Gamgort, current Chief Executive Officer of Keurig, will become the Chief Executive Officer of the combined company and an executive member of the combined company's board of directors, and Mr. Dokmecioglu, current Chief Financial Officer of Keurig, will become the Chief Financial Officer of the combined company. For more information on the governance of the combined company following the consummation of the merger, see the section entitled "The Merger—Governance of the Combined Company Following the Merger" on page 96 of this proxy statement.

Opinion of DPSG's Financial Advisor

        DPSG has engaged Credit Suisse to act as financial advisor to DPSG and the Board in connection with the proposed merger. In connection with this engagement, the Board requested that Credit Suisse evaluate the fairness, from a financial point of view, to the holders of DPSG common stock (other than, to the extent applicable, JAB Holding Company LLC, Mondelēz and their respective affiliates) of the DPSG consideration (as defined below) provided for pursuant to the terms of the merger agreement. For purposes of Credit Suisse's analyses and opinion, the term "DPSG consideration" means, in respect of each share of DPSG common stock outstanding immediately prior to the effective time of the merger, the implied value of such share that remains outstanding immediately following the effective time of the merger, plus the special cash dividend amount payable in respect of such share of $103.75. On January 28, 2018, at a meeting of the Board held to evaluate the proposed merger, Credit Suisse rendered an oral opinion, confirmed by delivery of a written opinion dated January 28, 2018, to the Board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the DPSG consideration provided for pursuant to the terms of the merger agreement was fair, from a financial point of view, to the holders of DPSG common stock (other than, to the extent applicable, JAB Holding Company LLC, Mondelēz and their respective affiliates).

        The full text of Credit Suisse's written opinion, dated January 28, 2018, to the Board, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Credit Suisse in connection with such opinion, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference in its entirety. The description of Credit Suisse's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Credit Suisse's opinion. Credit Suisse's opinion was provided to the Board (in its capacity as such) for its information, only addressed the DPSG consideration from a financial point of view and did not address other terms, aspects or implications of the proposed merger or related transactions, the relative merits of the merger or any related transactions as compared to alternative transactions or strategies that might be available to DPSG or the underlying business decision of the Board or DPSG to proceed with the merger or related transactions. Credit Suisse's opinion does not constitute advice or a recommendation to any securityholder as to how such securityholder should vote or act on any matter relating to the proposed merger, any related transaction or otherwise.

        In arriving at its opinion, Credit Suisse reviewed a draft, dated January 28, 2018, of the merger agreement and certain publicly available business and financial information relating to DPSG and certain business and financial information relating to Maple. Credit Suisse also reviewed certain other information relating to DPSG and Maple provided to or discussed with Credit Suisse by the respective managements of DPSG and Maple, including financial forecasts and estimates relating to DPSG provided to or discussed with Credit Suisse by the management of DPSG and financial forecasts and estimates relating to Maple provided to or discussed with Credit Suisse by the management of Maple (including adjustments and extrapolations to such financial forecasts and estimates relating to Maple provided to or discussed with Credit Suisse by the management of DPSG), and Credit Suisse met with the respective managements of DPSG and Maple to discuss the businesses and prospects of DPSG and Maple. Credit Suisse also considered certain financial and stock market data of DPSG and certain financial data of Maple, and Credit Suisse compared that data with similar data for companies with publicly traded equity securities in businesses Credit Suisse deemed relevant, and Credit Suisse considered, to the extent publicly available, the financial terms of certain other business combinations and transactions which had been effected or announced. Credit Suisse also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

        In connection with its review, Credit Suisse did not independently verify any of the foregoing information and, with the consent of DPSG, Credit Suisse assumed and relied upon such information being complete and accurate in all respects meaningful to its analyses and opinion. Credit Suisse assumed, with the consent of DPSG, without independent verification, that the internal unaudited financial statements relating to Maple provided to Credit Suisse were accurate and complete in all respects and fairly represented the items described therein and when certain financial information relating to Maple and DPSG is made available to DPSG and Maple, respectively, prior to the consummation of the merger as required by the merger agreement, such information would not be meaningful in any respect to Credit Suisse's analyses or opinion. With respect to the financial forecasts and estimates for DPSG and Maple (including, without limitation, adjustments and extrapolations thereto and as to tax attributes) that Credit Suisse was directed by DPSG to utilize in its analyses, the management of DPSG advised Credit Suisse, and Credit Suisse assumed, with the consent of DPSG, that such financial forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the managements of DPSG and Maple as to the future financial performance of DPSG and Maple and the other matters covered thereby and were appropriate for Credit Suisse's use and reliance for purposes of its analyses and opinion. With respect to the estimates provided to Credit Suisse by the management of DPSG regarding the potential range of net cost synergies (collectively, the "Synergies") anticipated by the respective managements of DPSG and Maple to result from the merger, the management of DPSG advised Credit Suisse, and Credit Suisse assumed, with the consent of DPSG, that such estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the managements of DPSG and Maple as to such Synergies and were appropriate for Credit Suisse's use and reliance for purposes of its analyses and opinion, and Credit Suisse further assumed, with the consent of DPSG, that such Synergies would be realized in the amounts and at the times indicated. Credit Suisse expressed no opinion as to any financial forecasts or estimates or the assumptions on which they were based.

        Credit Suisse relied, with the consent of DPSG and without independent verification, upon the assessments of the managements of DPSG and Maple, as the case may be, as to, among other things, (i) the related transactions, including with respect to the timing thereof and the assets, liabilities and financial and other terms involved, (ii) the potential impact on DPSG and Maple of certain market, competitive, cyclical, seasonal and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the food and beverage industry, including the liquid refreshment beverages and coffee segments thereof, including with respect to future commodity and raw materials prices, which prices are subject to significant volatility and, if different than as assumed by the managements of DPSG and Maple, could have a meaningful impact on Credit Suisse's analyses and opinion, (iii) the technology and intellectual property of DPSG and Maple, (iv) existing and future relationships, agreements and arrangements with, and the ability to attract, retain and/or replace, key employees, customers, suppliers, distributors and other commercial relationships of DPSG and Maple, and (v) the ability to integrate the operations of DPSG and Maple. Credit Suisse assumed, with the consent of DPSG, that there would be no developments with respect to any such matters that would have an adverse effect on DPSG, Maple, the merger or related transactions (including the contemplated benefits of the merger and related transactions) or that otherwise would be meaningful in any respect to Credit Suisse's analyses or opinion. In connection with its opinion, Credit Suisse was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of DPSG, Maple or any other entity, nor was Credit Suisse furnished for purposes of its analyses or opinion with any such evaluations or appraisals, and its analyses should not be construed as such. Credit Suisse also was not requested to, and did not, make an evaluation of the solvency or fair value of DPSG, Maple or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Credit Suisse assumed, with the consent of DPSG, that any currency or exchange rate fluctuations associated with the businesses of DPSG and Maple would not be meaningful in any respect to Credit Suisse's analyses or opinion.

        Credit Suisse assumed, with the consent of DPSG, that, in the course of obtaining any regulatory or third-party consents, approvals, agreements or waivers in connection with the merger and related transactions, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed or occur that would have an adverse effect on DPSG, Maple, the merger or related transactions (including the contemplated benefits of the merger and related transactions) or that otherwise would be meaningful in any respect to Credit Suisse's analyses or opinion and that the merger and related transactions would be consummated in accordance with the terms of the merger agreement and related documents and in compliance with all applicable laws, documents and other requirements without waiver, modification or amendment of any term, condition or agreement thereof in any respect meaningful to Credit Suisse's analyses or opinion. Representatives of DPSG advised Credit Suisse, and Credit Suisse also assumed, with the consent of DPSG, that the terms of the merger agreement, when executed, would conform to the terms reflected in the draft reviewed by Credit Suisse in all respects meaningful to Credit Suisse's analyses and opinion. Credit Suisse further assumed, with the consent of DPSG, that the merger would qualify for the intended tax treatment contemplated by the merger agreement. Credit Suisse did not express any opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, any opinion with respect to changes in, or the impact of, tax laws, regulations and governmental and legislative policies on the merger, the related transactions, DPSG, Maple or any other participant in the merger or related transactions, and Credit Suisse assumed that DPSG and Maple had or would obtain such advice or opinions from appropriate professional sources, and Credit Suisse relied, with the consent of DPSG, upon the assessments of representatives of DPSG and Maple as to such matters.

        Credit Suisse's opinion addressed only the fairness, from a financial point of view and as of its date, of the DPSG consideration (to the extent expressly specified in such opinion), without taking into account any premium or discount for control, voting, liquidity or otherwise and without regard to individual circumstances of specific holders with respect to any rights or aspects which may distinguish such holders or the securities of DPSG or Maple held by such holders. Credit Suisse's opinion did not in any way address any other consideration to be received in connection with the merger or related transactions or proportionate allocation or relative fairness. Credit Suisse's opinion also did not address other terms, aspects or implications of the merger or related transactions, including, without limitation, the form or structure of the merger or related transactions, any investor rights agreement or any other agreement, arrangement or understanding to be entered into in connection with, related to or contemplated by the merger, related transactions or otherwise. In addition, Credit Suisse's opinion did not address the fairness of the amount or nature of, or any other aspect relating to, any compensation or other consideration to any officers, directors, employees or securityholders of any party to the merger or related transactions or any related entities, or class of such persons, relative to the DPSG consideration or otherwise. The issuance of Credit Suisse's opinion was approved by Credit Suisse's authorized internal committee.

        Credit Suisse's opinion was necessarily based upon information made available to Credit Suisse as of the date of Credit Suisse's opinion and financial, economic, market and other conditions as they existed and could be evaluated on that date. It should be understood that subsequent developments may affect Credit Suisse's opinion, and Credit Suisse does not have any obligation to update, revise, reaffirm or withdraw its opinion. Credit Suisse did not express any opinion as to the actual value of the DPSG common stock when issued pursuant to the merger or the prices or range of prices at which DPSG common stock, Maple common stock or other securities would trade or be transferable at any time, including following consummation of the merger and related transactions. Credit Suisse's opinion also did not address the relative merits of the merger or any related transactions as compared to alternative transactions or strategies that might be available to DPSG, nor did it address the underlying business decision of the Board or DPSG to proceed with the merger or related transactions. In connection with Credit Suisse's engagement, Credit Suisse was not requested to, and it did not, solicit third-party indications of interest in acquiring all or any part of DPSG.

        In preparing its opinion to the Board, Credit Suisse performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse's analyses described below is not a complete description of the analyses underlying Credit Suisse's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Credit Suisse arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

        In its analyses, Credit Suisse considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of DPSG, Maple and the other parties involved in the merger and related transactions. No company, business or transaction used for comparative purposes in Credit Suisse's analyses is identical to DPSG, Maple or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions analyzed. The estimates contained in Credit Suisse's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Credit Suisse's analyses are inherently subject to substantial uncertainty.

        Credit Suisse was not requested to, and it did not, determine or recommend the DPSG consideration, which was determined through negotiations among DPSG, Maple and certain related entities, and the decision to enter into the merger agreement was solely that of the Board. Credit Suisse's opinion and financial analyses were only one of many factors considered by the Board in its evaluation of the DPSG consideration and should not be viewed as determinative of the views of the Board or management with respect to the merger or related transactions or the DPSG consideration provided for pursuant to the terms of the merger agreement.

  Financial Analyses

        The summary of the financial analyses described in this section entitled "—Financial Analyses" is a summary of the material financial analyses reviewed with the Board on January 28, 2018 in connection with Credit Suisse's opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Credit Suisse's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Credit Suisse's financial analyses. For purposes of the analyses described below, (i) the term (a) "DPSG forecasts" refers to financial forecasts and estimates relating to DPSG provided to or discussed with Credit Suisse by the management of DPSG, (b) "DPSG-Maple forecasts" refers to financial forecasts and estimates relating to Maple provided to or discussed with Credit Suisse by the management of Maple as adjusted and extrapolated by the management of DPSG, (c) "pro forma combined company forecasts" refers to, on a combined basis, the DPSG forecasts and the DPSG-Maple forecasts provided to or discussed with Credit Suisse by the management of DPSG, and (d) "pro forma combined company illustrative forecasts" refers to, on a combined basis and utilized for informational purposes, the DPSG forecasts and financial forecasts and estimates relating to Maple provided to or discussed with Credit Suisse by the management of Maple as modified with respect to net working capital assumptions and extrapolated by the management of DPSG, (ii) the term "EBITDA" means earnings before interest, taxes, depreciation and amortization, excluding one-time non-recurring items (as applicable) and reflecting stock-based compensation as an expense (as applicable), (iii) the term "Pre-Closing DPSG Holders" means holders of shares of DPSG common stock outstanding immediately prior to the effective time of the merger, which shares remain outstanding immediately following the effective time of the merger, and (iv) the term "DPSG pro forma equity ownership percentage of 13%" means the approximate aggregate pro forma equity ownership of holders of common stock in DPSG immediately prior to the effective time of the merger in the pro forma combined company, on a fully diluted basis, upon consummation of the merger.

Selected Public Companies Analysis

        Credit Suisse performed separate selected public companies analyses of DPSG on a standalone basis and of the pro forma combined company in which Credit Suisse reviewed certain financial and stock market information relating to DPSG and the selected publicly traded companies listed below.

  DPSG (Standalone)

        In its selected public companies analysis of DPSG on a standalone basis, Credit Suisse reviewed certain financial and stock market information relating to DPSG and the following 15 selected publicly traded companies that Credit Suisse considered generally relevant as publicly traded companies with operations in the food and beverage industry, consisting of two selected publicly traded companies with significant operations in the beverage segment of the food and beverage industry, collectively referred to as the selected beverages companies, and 13 selected large-cap publicly traded companies with operations primarily in the packaged food segment of the food and beverage industry, collectively referred to as the selected large-cap food companies and, together with the selected beverages companies, collectively referred to as the DPSG selected companies:

Selected Beverages Companies		Selected Large-Cap Food Companies
•	PepsiCo, Inc.	•	Campbell Soup Company
•	The Coca-Cola Company	•	ConAgra Brands, Inc.
		•	Danone SA
		•	General Mills, Inc.
		•	Hormel Foods Corporation
		•	Kellogg Company
		•	McCormick & Company, Incorporated
		•	Mondelēz International, Inc.
		•	Nestlé S.A.
		•	The Hershey Company
		•	The J.M. Smucker Company
		•	The Kraft Heinz Company
		•	Unilever N.V.

        Credit Suisse reviewed, among other information, enterprise values, generally calculated as fully diluted equity values based on closing stock prices on January 26, 2018, plus debt, preferred stock and minority interests (as applicable), less cash and cash equivalents and equity investments in affiliates (as applicable), as a multiple of calendar year 2018 and calendar year 2019 estimated EBITDA. Credit Suisse also reviewed closing stock prices on January 26, 2018 as a multiple of calendar year 2018 and calendar year 2019 estimated EPS. Financial data of the DPSG selected companies (pro forma for certain publicly disclosed sales or acquisitions, as applicable) were based on publicly available Wall Street research analysts' estimates, public filings and other publicly available information and calendarized when necessary. Financial data of DPSG was based on publicly available Wall Street research analysts' estimates and the DPSG forecasts.

        The overall low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for the DPSG selected companies were 11.6x to 17.2x (with a mean of 13.5x and a median of 13.1x) and 11.1x to 16.2x (with a mean of 12.9x and a median of 12.5x), respectively, with overall low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for the selected beverages companies and the selected large-cap food companies as follows:

  •
  selected beverages companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 14.0x to 17.2x (with a mean and a median of 15.6x) and 13.3x to 16.2x (with a mean and a median of 14.8x), respectively; and

  •
  selected large-cap food companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 11.6x to 16.8x (with a mean of 13.1x and a median of 13.0x) and 11.1x to 15.8x (with a mean of 12.6x and a median of 12.2x), respectively.

        The overall low to high calendar year 2018 and calendar year 2019 estimated EPS multiples observed for the DPSG selected companies were 15.0x to 23.1x (with a mean of 19.0x and a median of 19.4x) and 13.8x to 21.4x (with a mean of 17.6x and a median of 17.5x), respectively, with overall low to high calendar year 2018 and calendar year 2019 estimated EPS multiples observed for the selected beverages companies and the selected large-cap food companies as follows:

  •
  selected beverages companies: low to high calendar year 2018 and 2019 estimated EPS multiples of 21.0x to 23.1x (with a mean and a median of 22.1x) and 19.4x to 21.4x (with a mean and a median of 20.4x), respectively; and

  •
  selected large-cap food companies: low to high calendar year 2018 and 2019 estimated EPS multiples of 15.0x to 22.1x (with a mean of 18.6x and a median of 18.5x) and 13.8x to 20.3x (with a mean and a median of 17.2x), respectively.

        Credit Suisse noted that the calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for DPSG were 12.9x and 12.4x, respectively, utilizing publicly available Wall Street research analysts' estimates and were 13.0x and 12.3x, respectively, utilizing the DPSG forecasts. Credit Suisse also noted that the calendar year 2018 and calendar year 2019 estimated EPS multiples observed for DPSG were 16.7x and 15.3x, respectively, utilizing publicly available Wall Street research analysts' estimates and were 18.3x and 16.5x, respectively, utilizing the DPSG forecasts. Credit Suisse then applied based on its professional judgment selected ranges of calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 12.5x to 13.5x and 12.0x to 13.0x, respectively, and calendar year 2018 and calendar year 2019 estimated EPS multiples of 17.0x to 20.0x and 16.0x to 18.0x, respectively, in each case derived from the DPSG selected companies, to corresponding data of DPSG based on the DPSG forecasts. This indicated overall approximate implied per share equity value reference ranges for DPSG of $91.23 to $102.66 based on calendar year 2018 and calendar year 2019 estimated EBITDA and $88.64 to $104.28 based on calendar year 2018 and calendar year 2019 estimated EPS.

  Pro Forma Combined Company

        In its selected public companies analysis of the pro forma combined company, Credit Suisse reviewed certain financial and stock market information relating to DPSG, the following 16 selected publicly traded companies that Credit Suisse considered generally relevant as publicly traded companies with significant operations in the food and beverage industry, consisting of two selected publicly traded companies with significant operations in the beverage segment of the food and beverage industry, collectively referred to as the selected beverages companies, 10 selected publicly traded companies with operations primarily in the packaged food segment of the food and beverage industry, collectively referred to as the selected packaged food companies, and four selected publicly traded companies with operations in the coffee segment of the food and beverage industry, collectively referred to as the selected coffee companies, and the following three selected publicly traded consumer product companies that have significant stockholders that may exercise influence over decisions requiring stockholder approval, as will be the case with the pro forma combined company, collectively referred to as the selected controlled consumer companies, and, together with the selected beverages companies, the selected packaged food companies and the selected coffee companies, collectively referred to as the pro forma selected companies:

Selected Beverages Companies		Selected Packaged Food Companies
•	PepsiCo, Inc.	•	Campbell Soup Company
•	The Coca-Cola Company	•	Danone SA
		•	General Mills, Inc.
		•	Hormel Foods Corporation
		•	Kellogg Company
		•	McCormick & Company, Incorporated
		•	Mondelēz International, Inc.
		•	The Hershey Company
		•	The Kraft Heinz Company
		•	Unilever N.V.

Selected Coffee Companies		Selected Controlled Consumer Companies
•	Dunkin' Brands Group, Inc.	•	Anheuser-Busch InBev SA/NV
•	Nestlé S.A.	•	Constellation Brands, Inc.
•	Starbucks Corporation	•	Coty Inc.
•	The J.M. Smucker Company

        Credit Suisse reviewed, among other information, enterprise values, generally calculated as fully diluted equity values based on closing stock prices on January 26, 2018, plus debt, preferred stock and minority interests (as applicable), less cash and cash equivalents and equity investments in affiliates (as applicable), as a multiple of calendar year 2018 and calendar year 2019 estimated EBITDA. Financial data of the pro forma selected companies (pro forma for certain publicly disclosed sales or acquisitions, as applicable) were based on publicly available Wall Street research analysts' estimates, public filings and other publicly available information and calendarized when necessary. Financial data of DPSG was based on publicly available Wall Street research analysts' estimates. Financial data of the pro forma combined company was based on the pro forma combined company forecasts.

        The overall low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for the pro forma selected companies were 11.6x to 17.5x (with a mean of 13.9x and a median of 13.4x) and 11.1x to 16.2x (with a mean of 13.1x and a median of 12.9x), respectively, with overall low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for the selected beverages companies, the selected packaged food companies, the selected coffee companies and the selected controlled consumer companies as follows:

  •
  selected beverages companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 14.0x to 17.2x (with a mean of 15.6x) and 13.3x to 16.2x (with a mean of 14.8x), respectively;

  •
  selected packaged food companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 11.6x to 16.8x (with a mean of 13.3x and a median of 13.0x) and 11.1x to 15.8x (with a mean of 12.8x and a median of 12.5x), respectively;

  •
  selected coffee companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 11.6x to 16.8x (with a mean of 13.9x and a median of 13.5x) and 11.4x to 15.8x (with a mean of 12.9x and a median of 12.3x), respectively; and

  •
  selected controlled consumer companies: low to high calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 12.2x to 17.5x (with a mean of 15.0x and a median of 15.3x) and 11.4x to 16.0x (with a mean of 13.5x and a median of 13.0x), respectively.

        Credit Suisse noted that the calendar year 2018 and calendar year 2019 estimated EBITDA multiples observed for DPSG were 12.9x and 12.4x, respectively. Credit Suisse then applied based on its professional judgment selected ranges of calendar year 2018 and calendar year 2019 estimated EBITDA multiples of 12.00x to 13.25x and 11.50x to 12.75x, respectively, derived from the pro forma selected companies to corresponding data of the pro forma combined company, assuming four illustrative scenarios in respect of the potential range of run-rate cost synergies anticipated by the respective managements of DPSG and Maple to result from the merger (no cost synergies, $100 million of run-rate cost synergies, $300 million of run-rate cost synergies and $600 million of run-rate cost synergies). This indicated overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13% of $12.86 to $15.77 (assuming no cost synergies), $13.68 to $16.69 (assuming $100 million of run-rate cost synergies), $15.32 to $18.59 (assuming $300 million of run-rate cost synergies) and $17.79 to $21.42 (assuming $600 million of run-rate cost synergies).

        Credit Suisse then compared the overall approximate implied per share equity value reference ranges derived for DPSG on a standalone basis from Credit Suisse's selected public companies analysis of DPSG described above under the heading "—Selected Public Companies Analysis—DPSG (Standalone)" with the overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13% derived from Credit Suisse's selected public companies analysis of the pro forma combined company described above under the heading "—Selected Public Companies Analysis—Pro Forma Combined Company," inclusive of the special cash dividend amount per share of DPSG common stock of $103.75, which analysis indicated the following:

Implied DPSG Standalone Per Share Equity Value Reference Ranges Based on:		Implied Pro Forma Combined Company Per Share Equity Value Reference Ranges Allocable to Pre-Closing DPSG Holders (Inclusive of Special Dividend Amount per Share):
CY2018E and CY2019E EBITDA	CY2018E and CY2019E EPS	No Cost Synergies	$100 Million of Run-Rate Cost Synergies	$300 Million of Run-Rate Cost Synergies	$600 Million of Run-Rate Cost Synergies
$91.23 - $102.66	$88.64 - $104.28	$116.61 - $119.52	$117.43 - $120.44	$119.07 - $122.34	$121.54 - $125.17

        Credit Suisse noted, for informational purposes, that when performing the selected public companies analysis of the pro forma combined company described above using the pro forma combined company illustrative forecasts, such analysis indicated overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13%, inclusive of the special cash dividend amount per share of DPSG common stock of $103.75, of $117.46 to $121.19 (assuming no cost synergies), $118.32 to $122.10 (assuming $100 million of run-rate cost synergies), $120.03 to $123.92 (assuming $300 million of run-rate cost synergies) and $122.60 to $126.65 (assuming $600 million of run-rate cost synergies).

Discounted Cash Flow Analysis

        Credit Suisse performed separate discounted cash flow analyses of DPSG on a standalone basis and of the pro forma combined company by calculating (i) in the case of DPSG on a standalone basis, the estimated present value of the standalone unlevered, after-tax free cash flows that DPSG was forecasted to generate during the calendar years ending December 31, 2018 through December 31, 2022 based on the DPSG forecasts and (ii) in the case of the pro forma combined company, the estimated present value of the standalone unlevered, after-tax free cash flows that the pro forma combined company was forecasted to generate during the calendar years ending December 31, 2018 through December 31, 2022, inclusive of the potential range of run-rate cost synergies, net of costs to achieve, anticipated by the respective managements of DPSG and Maple to result from the merger ($100 million, $300 million and $600 million of run-rate cost synergies, net of costs to achieve), based on the pro forma combined company forecasts.

  DPSG (Standalone)

        In performing a discounted cash flow analysis of DPSG, Credit Suisse calculated terminal values for DPSG by applying to the calendar year 2023 estimated EBITDA of DPSG a range of next 12 months EBITDA multiples of 12.5x to 13.5x selected based on Credit Suisse's professional judgment and taking into account, among other things, the observed implied calendar year 2018 estimated EBITDA multiples for the DPSG selected companies and DPSG. For purposes of this analysis, cash flows resulting from the deferred amortization of tax assets and the deferred recognition of revenue during the calendar years ending December 31, 2023 through December 31, 2035 were taken into account in the terminal values for DPSG and stock-based compensation was treated as a cash expense. The present values (as of December 31, 2017) of the cash flows and terminal values were then calculated using a selected range of discount rates of 5.0% to 6.5% derived from a weighted average cost of capital calculation. This indicated an overall approximate implied per share equity value reference range for DPSG of $99.73 to $116.05.

  Pro Forma Combined Company

        In performing a discounted cash flow analysis of the pro forma combined company, Credit Suisse calculated terminal values for the pro forma combined company by applying to the calendar year 2023 estimated EBITDA of the pro forma combined company a range of next 12 months EBITDA multiples of 12.00x to 13.25x selected based on Credit Suisse's professional judgment and taking into account, among other things, the observed implied calendar year 2018 estimated EBITDA multiples for the pro forma selected companies and DPSG. For purposes of this analysis, cash flows resulting from the deferred amortization of tax assets and the deferred recognition of revenue during the calendar years ending December 31, 2023 through December 31, 2035 were taken into account in the terminal values for the pro forma combined company and stock-based compensation was treated as a cash expense. The present values (as of December 31, 2017) of the cash flows and terminal values were then calculated using a selected range of discount rates of 6.0% to 8.0% derived from a weighted average cost of capital calculation. This indicated overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13% of $13.62 to $18.30 (assuming $100 million of run-rate cost synergies, net of costs to achieve), $15.08 to $20.02 (assuming $300 million of run-rate cost synergies, net of costs to achieve) and $17.26 to $22.60 (assuming $600 million of run-rate cost synergies, net of costs to achieve).

        Credit Suisse then compared the overall approximate implied per share equity value reference range derived for DPSG on a standalone basis from Credit Suisse's discounted cash flow analysis of DPSG described above under the heading "—Discounted Cash Flow Analysis—DPSG (Standalone)" with the overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13% derived from Credit Suisse's discounted cash flow analysis of the pro forma combined company described above under the heading "—Discounted Cash Flow Analysis—Pro Forma Combined Company," inclusive of the special cash dividend amount per share of DPSG common stock of $103.75, which analysis indicated the following:

Implied Pro Forma Combined Company Per Share Equity Value Reference Ranges Allocable to Pre-Closing DPSG Holders (Inclusive of Special Dividend Amount per Share):
Implied DPSG Standalone Per Share Equity Value Reference Range	$100 Million of Run-Rate Cost Synergies	$300 Million of Run-Rate Cost Synergies	$600 Million of Run-Rate Cost Synergies
$99.73 - $116.05	$117.37 - $122.05	$118.83 - $123.77	$121.01 - $126.35

        Credit Suisse noted, for informational purposes, that when performing the discounted cash flow analysis of the pro forma combined company described above using the pro forma combined company illustrative forecasts, such analysis indicated overall approximate implied per share equity value reference ranges for the pro forma combined company allocable to Pre-Closing DPSG Holders based on the DPSG pro forma equity ownership percentage of 13%, inclusive of the special cash dividend amount per share of DPSG common stock of $103.75, of $121.27 to $126.66 (assuming $100 million of run-rate cost synergies, net of costs to achieve), $122.73 to $128.37 (assuming $300 million of run-rate cost synergies, net of costs to achieve) and $124.91 to $130.95 (assuming $600 million of run-rate cost synergies, net of costs to achieve).

Selected Precedent Transactions Analysis

        Credit Suisse reviewed publicly available financial information relating to the following 14 selected transactions that Credit Suisse considered generally relevant as transactions involving target companies or businesses with operations in the food and beverage industry, consisting of four selected transactions involving target companies or businesses with meaningful operations in the beverage segment of the food and beverage industry, collectively referred to as the selected beverage transactions, and ten selected transactions involving target companies or businesses with operations in the food segment of the food and beverage industry, collectively referred to as the selected food transactions, and, together with the selected beverage transactions, the selected transactions:

  Selected Beverage Transactions

Announcement	Acquiror		Target
July 2016	•	Danone SA	•	The WhiteWave Foods Company
December 2015	•	JAB Holding Company S.à r.l.	•	Keurig Green Mountain, Inc.
September 2013	•	Suntory Beverage & Food Limited	•	GlaxoSmithKline plc (Lucozade and Ribena beverage brands and related business and assets)
September 2009	•	Suntory Holdings Limited	•	Orangina Schweppes Group

  Selected Food Transactions

Announcement	Acquiror		Target
December 2017	•	Campbell Soup Company	•	Snyder's-Lance, Inc.
July 2017	•	McCormick & Company, Incorporated	•	Reckitt Benckiser Group plc (food business)
November 2015	•	Pinnacle Foods Inc.	•	Boulder Brands, Inc.
October 2015	•	Snyder's-Lance, Inc.	•	Diamond Foods, Inc.
March 2015	•	H.J. Heinz Company	•	Kraft Foods Group, Inc.
July 2014	•	Tyson Foods, Inc.	•	The Hillshire Brands Company
April 2013	•	Joh. A. Benckiser-led Investment Group	•	D.E. Master Blenders 1753 B.V.
February 2013	•	Berkshire Hathaway Inc. and 3G Capital Partners Ltd.	•	H.J. Heinz Company
November 2012	•	ConAgra Foods, Inc.	•	Ralcorp Holdings, Inc.
July 2012	•	Campbell Soup Company	•	BF Bolthouse Holdco LLC (d/b/a Bolthouse Farms)

        Credit Suisse reviewed, among other information, transaction values, generally calculated as the purchase prices paid or payable in the selected transactions, plus debt, preferred stock and minority interests (as applicable), less cash and cash equivalents and equity investments in affiliates (as applicable), as a multiple of the target company's or business' latest 12 months EBITDA as of the announcement date of the relevant transaction. Financial data of the selected transactions were based on publicly available Wall Street research analysts' estimates, public filings and other publicly available information. Financial data of DPSG was based on the DPSG forecasts.

        The overall low to high latest 12 months EBITDA multiples observed for the selected transactions were 10.2x to 25.0x (with a mean of 16.0x and a median of 16.6x), with overall low to high latest 12 months EBITDA multiples observed for the selected beverage transactions and the selected food transactions as follows:

  •
  selected beverage transactions: low to high latest 12 months EBITDA multiples of 10.2x to 25.0x; and

  •
  selected food transactions: low to high latest 12 months EBITDA multiples of 10.2x to 20.9x.

        Credit Suisse then applied a selected range of latest 12 months EBITDA multiples of 13.0x to 16.0x derived from the selected transactions to the calendar year 2017 EBITDA of DPSG. This analysis indicated an overall approximate implied per share equity value reference range for DPSG on a standalone basis of $91.97 to $118.61.

  Certain Additional Information

        Credit Suisse observed certain additional information that was not considered part of Credit Suisse's financial analyses with respect to its opinion but was noted for informational purposes, including the following:

  •
  historical trading prices of DPSG common stock during the 52-week period ended January 26, 2018, which indicated low and high closing prices for DPSG common stock during such period of approximately $84.47 and $98.88 per share, respectively; and

  •
  publicly available Wall Street research analysts' price targets for DPSG common stock, which indicated an overall low to high target stock price range of $88.00 to $128.00 per share.

  Miscellaneous

        DPSG selected Credit Suisse to act as financial advisor to DPSG and the Board in connection with the merger based on Credit Suisse's qualifications, experience and reputation. Credit Suisse is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

        DPSG has agreed to pay Credit Suisse for its financial advisory services in connection with the proposed merger an aggregate fee of $50 million, of which a portion was payable upon the rendering of Credit Suisse's opinion and $45 million is contingent upon consummation of the merger. In addition, DPSG has agreed to reimburse Credit Suisse for its expenses, including fees and expenses of legal counsel, and to indemnify Credit Suisse and certain related parties for certain liabilities and other items, including liabilities under the federal securities laws, arising out of or related to its engagement.

        As the Board was aware, Credit Suisse and its affiliates in the past have provided and currently are providing investment banking and other financial services to DPSG unrelated to the merger and related transactions, for which Credit Suisse and its affiliates received and would expect to receive compensation, including, during the two-year period prior to the date of Credit Suisse's opinion, having acted or acting as (i) financial advisor to DPSG in connection with an acquisition transaction, (ii) joint or co-bookrunning manager and/or initial purchaser for public and private offerings of debt securities of DPSG and (iii) lead or joint lead arranger, joint bookrunner, syndication agent, administrative agent and/or co-documentation agent for, and as a lender and/or letter of credit issuer under, certain credit facilities of DPSG, for which services described in clauses (i) through (iii) above Credit Suisse and its affiliates received during such two-year period aggregate fees of approximately $21 million from DPSG. As the Board was also aware, Credit Suisse and its affiliates in the past have provided and currently are providing investment banking and other financial services to Mondelēz, a significant investor in Maple, for which Credit Suisse and its affiliates received and would expect to receive compensation, including, during the two-year period prior to the date of Credit Suisse's opinion, having acted or acting as (i) initial purchaser for a private offering of debt securities of an affiliate of Mondelēz, (ii) joint lead arranger, joint bookrunner, co-syndication agent and/or co-documentation agent for, and as a lender under, certain credit facilities of Mondelēz and/or its affiliates and (iii) joint lead dealer manager for a tender offer of debt securities of Mondelēz, for which services described in clauses (i) through (iii) above Credit Suisse and its affiliates received during such two-year period aggregate fees of approximately $2 million from Mondelēz. Credit Suisse and its affiliates may provide investment banking or other financial services to DPSG, Maple, JAB Holding Company LLC, Mondelēz and their respective affiliates (including portfolio companies, as applicable) in the future, for which Credit Suisse and its affiliates would expect to receive compensation.

        Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for Credit Suisse's and its affiliates' own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of DPSG, Maple, JAB Holding Company LLC, Mondelēz, or any other entity that may be involved in the merger or related transactions and certain of their respective affiliates (including portfolio companies, as applicable), as well as provide investment banking and other financial services to such entities.

Certain Unaudited Prospective Financial Information Utilized by Our Board of Directors and Financial Advisor

        Although DPSG may periodically publish limited public guidance concerning its expected financial performance, we do not, as a matter of course, publicly disclose detailed long-term financial forecasts or internal projections as to future performance, earnings or other results given, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Board's consideration of the Transactions, DPSG management prepared certain unaudited financial forecasts and estimates relating to DPSG's future financial performance on a stand-alone basis without giving effect to the Transactions (the "DPSG forecasts"). A summary of the DPSG forecasts, which were furnished to the Board and also provided to Credit Suisse for its use and reliance in connection with its financial analyses and opinion, is set forth below. See "—Opinion of DPSG's Financial Advisor."

        DPSG's management also prepared certain unaudited financial forecasts and estimates relating to the combined company's future financial performance after giving effect to the Transactions (the "pro forma combined company forecasts"), utilizing on a combined basis the DPSG forecasts and certain unaudited financial forecasts and estimates relating to Maple's future financial performance on a stand-alone basis without giving effect to the Transactions prepared and provided to DPSG by Maple (the "Maple forecasts"), as adjusted and extrapolated by DPSG's management. In preparing the pro forma combined company forecasts, DPSG management assumed cost savings of $100 million, $300 million, and $600 million from synergies to be realized by the combined company. A summary of the pro forma combined company forecasts, which were furnished to the Board and also provided to Credit Suisse for its use and reliance in connection with its financial analyses and opinion, is set forth below. See "—Opinion of DPSG's Financial Advisor."

        In addition, for illustrative purposes, DPSG's management also prepared, utilizing on a combined basis the DPSG forecasts and the Maple forecasts, as modified with respect to net working capital assumptions and extrapolated by DPSG's management, certain unaudited financial forecasts and estimates relating to the combined company's future financial performance after giving effect to the Transactions (such financial forecasts and estimates, the "pro forma combined company illustrative forecasts," and, together with the DPSG forecasts and the pro forma combined company forecasts, the "Financial Forecasts"). In preparing the pro forma combined company illustrative forecasts, DPSG management used the same assumed cost savings from synergies as used in preparing the pro forma combined company forecasts. A summary of the pro forma combined company illustrative forecasts, which were furnished to the Board and also provided to Credit Suisse for informational purposes, is set forth below.

        The Financial Forecasts were not prepared for the purpose of public disclosure, nor were they prepared in compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or projections. The DPSG forecasts were, in the view of DPSG management, prepared on a reasonable basis based on estimates and judgments made by DPSG management at the time the Financial Forecasts were prepared and provided to the Board in January 2018 and speak only as of that time. The pro forma combined company forecasts were, in the view of DPSG management, prepared on a reasonable basis utilizing the DPSG forecasts and the Maple forecasts, as adjusted and extrapolated by DPSG's management, based on estimates and judgments made by DPSG management at the time the Financial Forecasts were prepared and provided to the Board in January 2018 and speak only as of that time. The pro forma combined company illustrative forecasts were, in the view of DPSG management, prepared on a reasonable basis for illustrative purposes utilizing the DPSG forecasts and the Maple forecasts, as modified with respect to net working capital assumptions and extrapolated by DPSG's management, based on estimates and judgments made by DPSG management at the time the Financial Forecasts were prepared and provided to the Board in January 2018 and speak only as of that time. The summary of the Financial Forecasts included in this proxy statement is not intended to influence your decision whether to vote in favor of the stock issuance proposal, the charter amendment proposal or any other proposal at the annual meeting. The inclusion of the Financial Forecasts in this proxy statement should not be regarded as an indication that any of DPSG, Maple or their respective affiliates, officers, directors, employees, advisors or other representatives considered, or now considers, the Financial Forecasts to be material or necessarily predictive of actual future results or events, and the Financial Forecasts should not be relied upon as such.

        Neither DPSG's or Maple's independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Financial Forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Financial Forecasts.

DPSG Forecasts

        The following sets forth the projected revenue, EBITDA, earnings per share and unlevered free cash flow reflected in the DPSG forecasts:

	Fiscal year ending December 31,
($ in millions, except per share values)	2017A	2018E	2019E	2020E	2021E	2022E	2023E
Revenue	$6,690	$6,916	$7,216	$7,487	$7,741	$8,008	$8,251
EBITDA(1)	1,620	1,674	1,770	1,819	1,861	1,909	1,950
Earnings per share(2)		5.21	5.78	6.12	6.46	6.83	7.20
Unlevered free cash flow(3)		$1,068	$1,115	$1,140	$1,167	$1,196

(1)
Represents earnings before interest, taxes, depreciation and amortization, excluding one-time non-recurring items (as applicable) and reflecting stock-based compensation as an expense. Reconciling projected EBITDA to net income presents inherent difficulty in forecasting certain amounts required for a full reconciliation (interest expense, taxes and one-time non-recurring items). The EBITDA forecasts included in the above table include the following assumed depreciation and amortization:

	Fiscal year ending December 31,
($ in millions)	2017A	2018E	2019E	2020E	2021E	2022E	2023E
Depreciation and amortization	$229	$242	$250	$258	$265	$273	$281
(2)
Represents net income divided by the average of the fully diluted share counts as of period beginning and period end. Assumes a 26.5% federal income tax rate in the fiscal years ending December 31, 2018 through December 31, 2023.

(3)
Represents unlevered net income less capital expenditures (net of disposals), plus depreciation and amortization, plus amortization of deferred tax asset, less deferred revenue (excluding tax impact), plus any decrease and less any increase in net working capital. The following table sets forth the projected unlevered net income used to forecast unlevered free cash flow and provides a reconciliation (numbers may not foot due to rounding).

	Fiscal year ending December 31,
($ in millions)	2018E	2019E	2020E	2021E	2022E
Unlevered net income	$1,053	$1,117	$1,147	$1,173	$1,202
Capital expenditures (net of disposals)	(198)	(211)	(222)	(230)	(237)
Depreciation and amortization	242	250	258	265	273
Amortization of deferred tax asset	52	49	47	46	44
Deferred revenue, excluding tax impact	(65)	(65)	(65)	(65)	(65)
Change in net working capital	(15)	(26)	(25)	(22)	(22)

Unlevered free cash flow	$1,068	$1,115	$1,140	$1,167	$1,196

Pro Forma Combined Company Forecasts

        The following sets forth the projected revenue, and EBITDA, and unlevered free cash flow reflected in the pro forma combined company forecasts:

	Calendar year ending December 31,
($ in millions)	2018E	2019E	2020E	2021E	2022E	2023E
Revenue	$11,071	$11,424	$11,757	$12,086	$12,418	$12,725
EBITDA(1)	2,937	3,054	3,126	3,197	3,268	3,333
Synergized EBITDA(2)
$100m run-rate synergies	3,037	3,154	3,226	3,297	3,368	3,433
$300m run-rate synergies	3,237	3,354	3,426	3,497	3,568	3,633
$600m run-rate synergies	3,537	3,654	3,726	3,797	3,868	3,933
Unlevered free cash flow(3)
$100m run-rate synergies	1,941	1,988	1,899	2,090	2,124
$300m run-rate synergies	1,941	2,061	2,046	2,237	2,271
$600m run-rate synergies	1,941	2,171	2,267	2,458	2,491

(1)
Represents earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable) and reflecting stock-based compensation as an expense. Assumes no cost savings from synergies.

(2)
Represents EBITDA, with the specified assumed run-rate cost savings from synergies fully achieved in 2018E and excluding one-time costs to achieve such savings.

(3)
Represents unlevered net income less capital expenditures (net of disposals), plus depreciation and amortization, plus amortization of deferred tax asset, less deferred revenue (excluding tax impact), plus any decrease and less any increase in net working capital. Includes cost to achieve synergies as applicable, and cost savings from synergies phased in as realized.

Pro Forma Combined Company Illustrative Forecasts

        The following sets forth the projected revenue, EBITDA and unlevered free cash flow reflected in the pro forma combined company illustrative forecasts:

	Calendar year ending December 31,
($ in millions)	2018E	2019E	2020E	2021E	2022E	2023E
Revenue	$11,185	$11,608	$12,008	$12,397	$12,825	$13,183
EBITDA(1)	3,026	3,238	3,409	3,629	3,740	3,866
Synergized EBITDA(2)
$100m run-rate synergies	3,126	3,338	3,509	3,729	3,840	3,966
$300m run-rate synergies	3,326	3,538	3,709	3,929	4,040	4,166
$600m run-rate synergies	3,626	3,838	4,009	4,229	4,340	4,466
Unlevered free cash flow(3)
$100m run-rate synergies	2,142	2,149	2,160	2,401	2,576
$300m run-rate synergies	2,142	2,223	2,307	2,548	2,723
$600m run-rate synergies	2,142	2,333	2,527	2,768	2,943

(1)
Represents earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable) and reflecting stock-based compensation as an expense. Assumes no cost savings from synergies.

(2)
Represents EBITDA, with the specified assumed run-rate cost savings from synergies fully achieved in 2018E and excluding one-time costs to achieve such savings.

(3)
Represents unlevered net income less capital expenditures (net of disposals), plus depreciation and amortization, plus amortization of deferred tax asset, less deferred revenue (excluding tax impact), plus any decrease and less any increase in net working capital. Includes cost to achieve synergies as applicable, and cost savings from synergies phased in as realized.

        EBITDA and unlevered free cash flow are non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. These non-GAAP financial measures are not prepared in accordance with GAAP, are not reported by all of our or Maple's competitors and may not be directly comparable to similarly titled measures of our or Maple's competitors because of potential differences in the exact method of calculation. These non-GAAP measures should be viewed as a supplement to, and not a substitute for, GAAP measures of performance.

Governance of the Combined Company Following the Merger

Name of Company; Headquarters

        Maple and DPSG have agreed that at the effective time, the name of DPSG will be changed to "Keurig Dr Pepper Inc.," and the combined company will continue to operate out of their respective locations.

Board of Directors

        Following the consummation of the merger, the board of directors of the combined company will be comprised of twelve members, eight of which will be appointed by Maple (including Bart Becht of JAB, Bob Gamgort of Keurig, four additional directors appointed by JAB and two directors appointed by Mondelēz LLC, who shall initially be Dirk Van de Put, Mondelēz's Chairman and Chief Executive Officer and Brian Gladden, Mondelēz's Executive Vice President and Chief Financial Officer), two of which shall be appointed by DPSG (including Larry Young, current president and chief executive officer of DPSG) (each, a "continuing director") and two of which will be mutually agreed upon by Maple and DPSG as "independent" directors under the NYSE rules and Rule 10A-3 promulgated under the Exchange Act. Pursuant to the merger agreement, from and after the effective time until the earlier of the day immediately prior to the second annual meeting of stockholders of the combined company following the closing or such time as a continuing director informs DPSG in writing that he or she no longer wishes to serve as a continuing director, DPSG shall (i) cause each continuing director to be included in management's slate of nominees for the election of directors at each meeting of the combined company's stockholders at which directors are to be elected and (ii) use its reasonable best efforts to cause the election of each applicable continuing director to the board of directors at each such meeting.

        Bart Becht of JAB will serve as chairman of the combined company's board of directors. Bob Gamgort, the current chief executive officer of Keurig, will serve as an executive member of the combined company's board of directors.

        As of the date of this proxy statement, we have not identified who will serve as the remaining directors of the combined company.

        Following the consummation of the merger, the Audit Committee will be composed of members who meet the independence requirements set forth by the SEC, in the NYSE listing requirements and the audit committee charter. Each member of the Audit Committee will be financially literate in accordance with the NYSE listing requirements.

        For a description of DPSG's current corporate governance and board committees, see the sections entitled "Corporate Governance" and "Board Committees and Meetings" on pages 199 and 203, respectively, of this proxy statement.

Management

        Following the consummation of the merger, Bob Gamgort, the current chief executive officer of Keurig, will become Chief Executive Officer of the combined company and Ozan Dokmecioglu, the current chief financial officer of Keurig, will become Chief Financial Officer of the combined company. The rest of the combined company's executive team will be identified in due course prior to the closing of the merger and the combined company expects to draw on the leadership teams of Keurig and DPSG. With the exception of Larry Young, who will be continuing as a member of the combined company's board of directors, as noted above, and compensated in such role as other directors are for the roles they serve on the board of directors or committees thereof, Maple and its stockholders, through the date on which the merger agreement was signed by all parties, made no arrangements with, and made no offers to, any members of DPSG's management team regarding continued employment with the combined company.

Controlled Company

        Following the consummation of the merger, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual and will qualify for, and intends to rely on, exemptions from certain governance standards.

        Under Section 303A, a company of which more than 50% of the voting power is held by an individual, a group or another company is a "controlled company" and is exempt from certain corporate governance requirements, including requirements that (1) a majority of the combined company's board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors, and (3) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating/corporate governance committee composed solely of independent directors. The controlled company exemption does not modify the independence requirements for the audit committee, and the combined company intends to continue to comply with the requirements of the NYSE rules with respect thereto.

Closing and Effective Time of the Merger

        The closing of the merger will take place on the fifth business day following the satisfaction or (to the extent permitted by law) waiver by the party or parties entitled to the benefits thereof of the conditions to the closing of the merger (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or (to the extent permitted by law) waiver of those conditions), or at such other time and date as shall be agreed in writing between Maple and DPSG. Subject to the satisfaction or waiver of the conditions to the closing of the merger described in the section entitled "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 116 of this proxy statement, including the approval of the stock issuance proposal and the charter amendment proposal by DPSG stockholders at the annual meeting, it is anticipated that the merger will close in July of 2018. It is possible that factors outside the control of both companies could result in the merger being completed at a different time, or not at all.

        The merger will be effective on the date and time of the filing of the certificate of merger, or such later date and time as the parties will agree and specify in the certificate of merger.

Regulatory Approvals

        Completion of the merger is subject to the receipt of certain required regulatory approvals, including the receipt of antitrust clearance in the United States and obtaining any required foreign regulatory approvals. Under the HSR Act and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ and the applicable waiting period (or any extensions thereof) has expired or been terminated.

        On February 23, 2018, each of DPSG, Maple (with the ultimate parent of Sponsor) and Mondelēz filed with the FTC and the DOJ notification and report forms under the HSR Act with respect to the proposed merger. The waiting period with respect to the notification and report forms filed under the HSR Act expired on March 26, 2018. On March 5, 2018, we and Maple submitted to the Commissioner of Competition in Canada a request for an Advance Ruling Certificate, or, in the alternative, a no-action letter and a waiver of the requirement to notify the merger under the Competition Act (Canada). On March 29, 2018 we received a no-action letter and waiver of the requirement to notify and supply information with respect to the merger to the Commissioner of Competition in Canada. On February 28, 2018, we and Maple submitted a merger control notification to COFECE in Mexico. On April 26, 2018, we received notification that COFECE authorized the merger and that the authorization would remain in place for a period of six months.

        At any time before or after consummation of the merger, notwithstanding the termination of the waiting periods under the HSR Act and any required foreign regulatory approvals, the DOJ, FTC or any U.S. state, could take such action under the antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Keurig and DPSG. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.

        Under the merger agreement, Maple and DPSG generally must use reasonable best efforts to take all necessary actions to obtain all regulatory approvals required to complete the merger. For a description of the parties' obligations with respect to regulatory approvals related to the merger, see the section entitled "The Merger Agreement—Efforts to Complete the Merger" beginning on page 110 of this proxy statement.

Litigation Related to the Transactions

        In connection with the Transactions, lawsuits have been filed seeking an injunction and other relief. Purported DPSG stockholders have filed the Federal Court Lawsuits. Certain of the Federal Court Lawsuits were brought as individual actions and others were brought as putative class actions. The Federal Court Lawsuits that are filed in the United States District Court for the District of Delaware are captioned Samuel Newman v. Dr Pepper Snapple Group, Inc., et al. (C.A. No. 18-cv-00442),Al Rothman v. Dr Pepper Snapple Group, Inc. et al. (C.A. No. 18-cv-00526), Goldstein v. Dr Pepper Snapple Group, Inc., et al. (C.A. No. 18-cv-00500) and Richard N. West v. Dr Pepper Snapple Group, Inc., et al. (C.A. No. 18-cv-00429). The other Federal Court Lawsuit was filed in the United States District Court for the Eastern District of Texas and is captioned Colleen Witmer v. Dr Pepper Snapple Group, Inc., et al. (C.A. No. 18-cv-00209). The Delaware Court Lawsuit is captioned City of North Miami Beach General Employees' Retirement Plan and Maitland Police Officers and Firefighters Retirement Trust v. Dr Pepper Snapple Group, Inc., et al. (C.A. 2018-0227-AGB).

        DPSG and each member of the Board are named as defendants in the Federal Court Lawsuits. The complaints filed in each of the Federal Court Lawsuits allege violations of Sections 14(a) and 20(a) of the Exchange Act resulting from alleged material misstatements and omissions in the preliminary proxy statement filed by DPSG on March 8, 2018.

        DPSG, each member of the Board, Maple and Merger Sub are named as defendants in the Delaware Court Lawsuit. The Delaware Court Lawsuit asserts that DPSG stockholders are entitled to appraisal rights in connection with the Transactions under Section 262 of the DGCL ("Section 262") and alleges breaches of fiduciary duties in connection with the alleged omission of disclosure relating to appraisal rights in the preliminary proxy statement filed by DPSG on March 8, 2018. DPSG disagrees and argued before the Delaware Court on the issue at a hearing that occurred on May 25, 2018.

Accounting Treatment

        The merger will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with ASC 805, under which the assets and liabilities of DPSG will be recorded by Maple at their respective fair values as of the date the merger is consummated. Maple will be deemed the acquirer in the merger for accounting purposes and DPSG will be treated as the acquiree, based on a number of factors considered at the time of preparation of this proxy statement.

Dividend Policy Following the Merger

        Following the consummation of the merger, the combined company expects to deliver an annual cash dividend of $0.60 per share. Any dividends will be made at the discretion of the board of directors of the combined company and will depend on many factors, including the facts and circumstances applicable at such time, the combined company's financial condition, earnings and any other factors that the board of directors deem relevant, and will be subject to applicable law in all respects.

Listing of the Combined Company Common Stock on NYSE

        Following the consummation of the merger, the common stock of the combined company is expected to be listed for trading on the NYSE under the symbol "KDP."

THE MERGER AGREEMENT

Explanatory Note Regarding the Merger Agreement

        The following section summarizes material provisions of the merger agreement, which is included in this proxy statement as Annex A and is incorporated herein by reference in its entirety. The rights and obligations of each of Maple, Merger Sub, and DPSG are governed by the express terms and conditions of the merger agreement and not by this summary or any other information contained in this proxy statement. Our stockholders are urged to read the merger agreement carefully and in its entirety as well as this proxy statement before making any voting decisions, including the approval of the stock issuance proposal and the charter amendment proposal.

        The merger agreement is included in this proxy statement to provide you with information regarding its terms and is not intended to provide any factual information about Maple, Merger Sub or DPSG or their respective subsidiaries or affiliates. The merger agreement contains representations and warranties by each of the parties to the merger agreement. These representations and warranties were made only for purposes of the merger agreement and as of specified dates, were solely for the benefit of the other parties to the merger agreement and:

  •
  may not be intended as statements of fact, but rather as a way of contractually allocating the risk between the parties in the event the statements therein prove to be inaccurate;

  •
  have been qualified by certain confidential disclosures that were made between the parties to the merger agreement, which disclosures are not reflected in the merger agreement itself; and

  •
  may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

        Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents of DPSG incorporated by reference into this proxy statement. See the section entitled "Where You Can Find More Information" beginning on page 258 of this proxy statement. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the merger agreement, and such subsequent information may or may not be fully reflected in DPSG's public disclosures. The representations and warranties in the merger agreement will not survive the completion of the merger.

        This summary is qualified in its entirety by reference to the merger agreement.

Description of the Merger Agreement

Terms of the Merger; Merger Consideration

        The merger agreement provides that, on the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG.

        In consideration for the merger, each share of Maple common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive a number of fully paid and nonassessable shares of DPSG common stock determined pursuant to the exchange ratio set forth in the merger agreement, subject to any withholding of taxes required by law. In addition, we will declare a special cash dividend equal to $103.75 per share of DPSG common stock, subject to any withholding of taxes required by law, to stockholders of DPSG as of the record date for the special cash dividend. The special cash dividend will be payable on the date that is one business day after the effective time.

        As a result of the merger, the holders of the equity interests of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of common stock of the combined company, on a fully diluted basis, following the closing of the merger and the holders of the common stock of DPSG as of immediately prior to the effective time will collectively own approximately 13% of the outstanding shares of common stock of the combined company, on a fully diluted basis, following the closing of the merger.

        The merger consideration and the special cash dividend per share amount will, subject to certain exceptions, be adjusted appropriately and proportionately in connection with any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination, exchange of shares or any other similar event with respect to the shares of DPSG common stock or Maple common stock occurring after the date of the merger agreement and prior to the effective time of the merger to provide the stockholders of DPSG the same economic effect as contemplated by the merger agreement prior to such event.

Completion of the Merger

        The closing of the merger will take place on the fifth business day following the satisfaction or (to the extent permitted by law) waiver by the party or parties entitled to the benefits thereof of the conditions to the closing of the merger (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or (to the extent permitted by law) waiver of those conditions), or at such other time and date as shall be agreed in writing between Maple and DPSG. Concurrently with the closing, (i) we will cause the DPSG charter amendment to be filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, (ii) Maple will cause a certificate of merger to be filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, and (iii) along with Maple and Merger Sub, we will cause any other filings or recordings to be filed, as required under the DGCL. The merger will be effective on the date and time of the filing of the certificate of merger, or such later date and time as the parties will agree and specify in the certificate of merger.

        Maple and DPSG currently expect the closing of the merger to occur in July of 2018. However, as the merger is subject to the receipt of certain required regulatory clearances and the satisfaction or waiver of other conditions described in the merger agreement, it is possible that factors outside the control of Maple and DPSG could result in the merger being completed at a later time or not at all.

Merger Consideration: Special Cash Dividend

        At the effective time of the merger, by virtue of the merger and without any action on the part of DPSG, Maple or Merger Sub, each share of Maple common stock, issued and outstanding immediately prior to the effective time of the merger, will be converted into the right to receive a number of fully paid and nonassessable shares of DPSG common stock determined pursuant to the exchange ratio set forth in the merger agreement, subject to any withholding of taxes required by law. No certificates or scrip representing fractional shares of DPSG common stock will be issued upon the conversion of Maple common stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a holder of DPSG common stock. Each record holder of such Maple common stock immediately prior to the effective time shall thereafter cease to have any rights with respect thereto except for the right to receive the merger consideration.

        In addition, DPSG will declare a special cash dividend equal to $103.75 per share of DPSG common stock to stockholders of DPSG as of the record date for the special cash dividend, subject to any withholding of taxes required by law, which will be payable on the date that is one business day after the effective time of the merger. For a discussion of the treatment of each outstanding DPSG stock option, DPSG RSU and DPSG PSU in the merger, see the section entitled "The Merger—Treatment of DPSG Equity Awards" beginning on page 75 of this proxy statement.

Representations and Warranties

        The merger agreement contains generally reciprocal representations and warranties, except as otherwise indicated below. Each of DPSG and Maple has made representations and warranties regarding, among other things:

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  organization, standing and corporate organizational power;

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  ownership of subsidiaries;

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  capital structure;

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  authority with respect to the execution and delivery of the merger agreement, and the due and valid execution and delivery and enforceability of the merger agreement;

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  absence of conflicts with, or violations of, organizational documents, other contracts and applicable laws;

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  required regulatory filings and consents and approvals of governmental entities;

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  fair presentation and GAAP compliance with respect to financial statements;

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  absence of undisclosed liabilities;

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  certain material contracts;

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  absence of certain changes and events from the date of the most recent financial statements to the date of execution of the merger agreement;

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  absence of certain litigation;

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  tax matters;

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  labor and benefits matters, including matters related to employee benefit plans and ERISA compliance;

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  compliance with applicable laws, licenses and permits;

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  environmental matters;

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  real property;

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  accuracy of information supplied or to be supplied for use in this proxy statement;

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  intellectual property;

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  advisors' fees payable in connection with the merger and the other transactions contemplated by the merger agreement; and

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  solvency.

        The merger agreement contains additional representations and warranties of DPSG relating to the following:

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  timely filing of, and accuracy of, SEC reports and compliance with applicable securities laws;

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  absence of off-balance-sheet arrangements;

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  internal controls and disclosure controls and procedures;

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  inapplicability of state takeover statutes; and

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  receipt by the Board of an opinion of DPSG's financial advisor.

        The merger agreement contains additional representations and warranties of Maple relating to the following:

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  financing for the merger;

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  ownership of shares; and

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  absence of certain agreements.

        The merger agreement also contains certain representations and warranties with respect to Merger Sub including, without limitation, corporate organization, lack of prior business activities, capitalization, absence of material assets or liabilities and authority with respect to the execution and delivery of the merger agreement.

        Many of the representations and warranties in the merger agreement are qualified by a "materiality" or "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct would, individually or in the aggregate, be material or have a material adverse effect, as the case may be). For purposes of the merger agreement, a "material adverse effect" when used in reference to DPSG or Maple, means any effect, occurrence, change, state of facts, circumstance, event or development that has a material adverse effect on the financial condition, business, or results of operations of the referenced party and its subsidiaries, taken as a whole, except that the definition of "material adverse effect" generally excludes any of the following and any effect that results from or arises out of:

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  changes in the economy, political conditions or financial credit or securities markets generally in the United States or other countries in which the referenced party conducts material operations or sources material supplies or that are the result of acts of war or terrorism;

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  changes that are the result of factors generally affecting the industries in which the referenced party and its subsidiaries operate;

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  any change in GAAP;

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  any change in applicable law or changes in interpretations of applicable law;

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  any failure by the referenced party or its subsidiaries to meet any internal or external projections, budgets, guidance, forecasts, and estimates of revenues or earnings (provided this exception shall not prevent or otherwise affect any event underlying such failure (to the extent not otherwise excluded from constituting or being taken into account in determining whether there has been or would reasonably be expected to be a material adverse effect) from being taken into account in determining whether a material adverse effect has occurred or is reasonably likely to occur);

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  entering into the merger agreement, the public announcement or pendency of the merger or any of the other transactions contemplated by the merger agreement, including the loss of revenue or earnings, the impact thereof on the relationships of the referenced party or any of its subsidiaries with employees, customers, suppliers or business partners, in each case to the extent resulting from such public announcement or pendency;

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  any fluctuations in the value of any currency;

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  any action taken by the referenced party with the other party's consent or contemplated expressly by the merger agreement or any action not taken by the referenced party to the extent such action is expressly prohibited by the merger agreement without the prior consent of the other party, if the referenced party has requested the consent of the other party to take such action and the other party has not consented to such action within five business days;

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  the existence, occurrence, or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity;

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  any matter disclosed in the referenced party's confidential disclosure letter to the merger agreement where the applicability of such disclosure as an exception to a particular provision of the merger agreement is reasonably apparent;

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  for DPSG only, any changes in the rules and policies of the Public Company Accounting Oversight Board;

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  for DPSG only, any change in the market value or trading volume of DPSG common stock for any period ending on or after the date of the merger agreement; and

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  for DPSG only, any legal action commenced or threatened by DPSG stockholders arising from the merger agreement or the transactions contemplated thereby.

        However, in the case of the changes described in the second (changes that are the result of factors generally affecting the industries in which the referenced party and its subsidiaries operate) and fourth (any change in applicable law or changes in interpretations of applicable law) bullets above, the effects resulting from such changes that have had or would reasonably be expected to have a material disproportionate adverse effect on the referenced party and its subsidiaries, as compared to other companies operating in the United States in the industries in which the referenced party and its subsidiaries operate, shall be considered for purposes of determining whether a material adverse effect has occurred or is reasonably likely to occur (but only to the extent of such material disproportionate adverse effect).

Conduct of Business

        Each of DPSG and Maple has agreed to certain covenants in the merger agreement governing the conduct of its respective business between the date of the merger agreement and the effective time of the merger. In general, each of Maple and DPSG has agreed to (i) conduct its business in the ordinary course in all material respects and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships, except in each case, as required by law, the rules and regulations of the NYSE or GAAP, as expressly contemplated or permitted by the merger agreement, as set forth in the confidential disclosure letters or as consented to in writing by the other party.

        In addition, DPSG and Maple have agreed to specific restrictions relating to the conduct of their respective businesses between the date of the merger agreement and the effective time of the merger, including, but not limited to, the following, except in each case, as required by law, the rules and regulations of the NYSE or GAAP, as expressly contemplated or permitted by the merger agreement, as set forth in the disclosure letters or as consented to in writing by the other party:

In the case of DPSG and its subsidiaries:

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  incurring any indebtedness, making any loan or advance or entering into any swap or hedging transactions, except for (i) indebtedness incurred under its existing credit facilities in the ordinary course of business, (ii) indebtedness incurred under its commercial paper facilities (provided that the aggregate indebtedness incurred under (i) and (ii) does not exceed $200 million), (iii) indebtedness incurred to refinance, prepay, repurchase or redeem any debt falling due prior to October 29, 2018 on then-current market terms, (iv) loans or advances made in the ordinary course of business consistent with past practice between DPSG and its subsidiaries or between its subsidiaries, (v) advances made to directors or officers of DPSG or any of its subsidiaries pursuant to and solely to the extent of advancement obligations in the charter or by-laws of DPSG and its subsidiaries, the merger agreement or any indemnification agreement existing at the time of the merger agreement between DPSG or any of its subsidiaries, on the one hand, and any directors or officers of DPSG or any of its subsidiaries, on the other hand or (vi) in the ordinary course of business consistent with past practice in accordance with DPSG's current policy: (A) contracts entered into for purposes of hedging against changes in commodities prices; and (B) contracts entered into for purposes of hedging against changes in foreign currency exchange rates, in each case providing for coverage of no more than one year forward;

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  adjusting, reclassifying, splitting, combining or subdividing, redeeming, purchasing or otherwise acquiring, directly or indirectly, any of its capital stock;

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  merging or consolidating with any other person, except for any such transactions solely among wholly owned subsidiaries of DPSG not in violation of any instrument binding on DPSG or any of its subsidiaries and that would not reasonably be expected to result in a net tax liability in excess of $5 million;

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  declaring, authorizing, setting aside, making or paying any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock (except for (i) dividends paid by any subsidiary of DPSG to DPSG or to any wholly owned subsidiary of DPSG and (ii) the special cash dividend of $103.75 per share payable in connection with the merger), or entering into any contract with respect to the voting of its capital stock other than proxies or voting agreements solicited by DPSG in order to obtain the approval of its stockholders of the stock issuance proposal and the charter amendment proposal;

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  issuing, delivering, selling, granting, pledging or otherwise encumbering or subjecting to any lien (i) any equity interests of DPSG or any of its subsidiaries or debt instruments of DPSG that have the right to vote (on an as-converted basis or otherwise) on any matters on which DPSG stockholders may vote or (ii) any rights that are linked in any way to the price of any capital stock of, or to the value of or of any part of, or to any dividends or distributions paid, on any capital stock, except (A) pursuant to the exercise of stock options or the settlement of other equity awards, in each case, outstanding as of the date of the merger agreement and (B) for issuances by a wholly owned DPSG subsidiary of such subsidiary's capital stock to DPSG or another wholly owned DPSG subsidiary;

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  (i) increasing compensation or benefits paid to directors or employees of DPSG or its subsidiaries with the title of executive vice president or higher or increasing the compensation or benefits of any other employee of DPSG or its subsidiaries other than annual merit, promotion-related or market adjustments of base salaries, in the ordinary course of business consistent with past practice; (ii) entering into, establishing, amending or terminating any benefit plan other than as required pursuant to the terms of benefit plans in effect on the date of the merger agreement, (iii) accelerating the timing of payment or vesting of any compensation or benefits under any benefit plans; (iv) hiring or terminating any employee with the title of executive vice president or higher (other than for cause), (v) granting or providing any severance, retention, change in control or termination payments or benefits to any director, officer or non-officer employee other than payment of severance or termination benefits in the ordinary course of business consistent with past practice, or (vi) entering into, modifying or amending any collective bargaining agreement except in the ordinary course of business consistent with past practice other than, in each of clauses (i) through (vi), as required by the terms of the applicable benefit plan, material agreement or applicable law;

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  with respect to any benefit plan that is subject to Title IV of ERISA, (i) materially changing any actuarial or other assumption used to calculate funding obligations or liabilities with respect to any such benefit plan, (ii) modifying any policy, rule, structure or regulation applicable to any such benefit plan, (iii) taking any other action with respect to any such benefit plan that would increase the liabilities under such plan, other than any actions taken in the ordinary course of business consistent with past practice and that have an immaterial effect (determined by reference to the change in individual participant benefit levels or benefit accruals and not by reference to the plan liabilities taken as a whole) or (iv) changing the manner in which contributions to any such benefit plan are made or the basis on which such contributions are determined other than, in each case of clauses (i) through (iv), as required by applicable law;

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  (i) selling, leasing, licensing, mortgaging, pledging, surrendering, encumbering, divesting, canceling, abandoning, creating or incurring any lien (other than permitted liens set forth in the merger agreement) or allowing to lapse or otherwise disposing of any of its properties or assets in any transaction or series of transactions to any person other than DPSG or its subsidiaries, other than in the ordinary course of business consistent with past practice, or (ii) canceling, releasing or assigning to any such person any material indebtedness or any material claim held by DPSG or any of its subsidiaries, other than in the ordinary course of business consistent with past practice;

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  entering into any new line of business that is material to DPSG and its subsidiaries, taken as a whole;

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  settling any claim, action or proceeding if such settlement would require any payment by DPSG or any of its subsidiaries in excess of $3 million individually or $10 million in the aggregate, or would obligate DPSG or any of its subsidiaries to take any material action or impose any material restrictions on its business;

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  directly or indirectly making, or agreeing to directly or indirectly make, any acquisition or investment either by merger, consolidation, purchase of stock or securities, contributions to capital, property transfers, or by purchase of any property or assets of any other person or making any capital expenditure other than (i) investments in DPSG subsidiaries, (ii) acquisitions of, or improvements to, assets used in the operations of DPSG and the DPSG subsidiaries, as applicable, each in the ordinary course of business; (iii) short-term investments of cash in the ordinary course of business, (iv) capital expenditures in accordance with the capital expenditure plan disclosed in the DPSG disclosure letter; (v) acquisitions, investments or purchases of any property or assets with a value or purchase price (including the value of assumed liabilities) not in excess of $10 million in any transaction or related series of transactions or $25 million in the aggregate, or as required by the terms of contracts as in effect as of the date of the merger agreement that are listed in the DPSG confidential disclosure letter;

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  amending its charter or by-laws or amending similar organizational documents of any of its material subsidiaries in any material respect;

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  amending or modifying, in any material respect, or terminating any material contract or material permit of DPSG or entering into any contract that would have been a material contract had it been entered into prior to the execution of the merger agreement, in each case other than in the ordinary course of business;

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  entering into, amending, in any material respect, or terminating (i) any exclusive co-packing contract, or (ii) any co-packing contract with annual payments to such co-packer of $20 million or more (provided that, with respect to any co-packing contract with annual payments to such co-packer of less than $20 million, DPSG will, and will cause the DPSG subsidiaries to, take any of the actions described in this clause only after advance consultation with Maple);

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  granting, transferring to another party, amending, in any material respect (including any change to a counterparty or counterparties or any provisions relating to territorial restrictions or exclusivity), or terminating any bottling or distribution contract that involves the distribution or sale of more than 1% of DPSG's total case sales volume;

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  implementing or adopting any material change in its tax accounting or financial accounting policies, practices or methods, other than (i) in the ordinary course of business, or (ii) as may be required by applicable law, GAAP or regulatory guidelines;

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  implementing or adopting any material change to its policies, practices and methods in respect of revenue recognition, cash management, payment (or acceleration or deferral thereof) of accounts payable, accrual of expenses, and collection (or acceleration or deferral thereof) of accounts receivable or other receivables, other than as may be required by applicable law, GAAP or regulatory guidelines; or

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  taking any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the merger or the other transactions contemplated by the merger agreement.

In the case of Maple:

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  entering into any new line of business that is material to Maple and its subsidiaries, taken as a whole; or

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  taking any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the merger or the other transactions contemplated by the merger agreement.

        Nothing contained in the merger agreement will give Maple or DPSG, directly or indirectly, the right to control or direct the business of each other or their respective subsidiaries prior to the effective time of the merger.

No Solicitation of Acquisition Proposals

        Pursuant to the non-solicitation provisions set forth in the merger agreement, DPSG has agreed that it and its subsidiaries will not, directly or indirectly, and will not authorize or permit their respective representatives, directly or indirectly, to (i) initiate, solicit, knowingly encourage, induce or assist any inquiries or the making, submission, announcement or consummation of, proposals or offers that constitute, or that could reasonably be expected to lead to, any acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding or provide or furnish any non-public information or data relating to DPSG or any of its subsidiaries, or afford access to the business, properties, assets, books, records or personnel of DPSG or any of its subsidiaries to any person (other than Maple or any of its affiliates, designees or representatives) that could reasonably be expected to initiate, solicit, encourage, induce or assist the making, submission or commencement of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal, (iii) approve, recommend or enter into, any letter of intent or similar document, agreement or commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an acquisition proposal (other than a confidentiality agreement contemplated by the merger agreement), or (iv) otherwise knowingly facilitate any effort or attempt to make an acquisition proposal.

        Notwithstanding the foregoing, if at any time prior to the DPSG stockholder meeting convened for approving the stock issuance proposal and the charter amendment proposal, DPSG or any of its subsidiaries or representatives receives an unsolicited bona fide written acquisition proposal and if DPSG is not in material breach of the non-solicitation provisions of the merger agreement and DPSG has received from such person or group an executed confidentiality agreement on terms not more favorable to such other person or group than those contained in the confidentiality agreement between

DPSG and Maple, DPSG may (i) provide information with respect to DPSG and (ii) engage or participate in any discussions or negotiations with the person or group making such unsolicited bona fide written acquisition proposal if (A) the Board determines in good faith (after consultation with DPSG's outside legal counsel and financial advisors) that such acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal and (B) the Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such actions would be reasonably expected to be inconsistent with its fiduciary duties under applicable law. In any such event, DPSG must promptly provide to Maple any information that is provided to any person or group given such access which was not previously provided to Maple. DPSG must promptly notify Maple (in any event, within 24 hours) of receipt of any inquiries, proposals or offers, requests for information or any such discussions or negotiations with it or any of its representatives with respect to an acquisition proposal, indicating the name of the person making the acquisition proposal and the material terms and conditions of any such proposals or offers and thereafter keep Maple reasonably informed on a timely basis.

        An "acquisition proposal" means any proposal, indication of interest or offer (other than from Maple or its affiliates) relating to or that could reasonably be expected to lead to (i) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, recapitalization, reorganization, share exchange, business combination or similar transaction or series of related transactions involving DPSG or any of its significant subsidiaries in which a person (or stockholders of any person, taken as a whole) directly or indirectly would acquire beneficial ownership of (A) 20% or more of the outstanding DPSG common stock or (B) 20% or more of the aggregate voting power of the surviving entity or a resulting direct or indirect parent of DPSG or such surviving entity, (ii) any acquisition by any person which if consummated would result in any person becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 20% or more of the total voting power or of any class of equity securities of DPSG, or (iii) the acquisition, purchase or disposition of 20% or more of the consolidated assets (measured on a fair market value basis) (including equity securities of the DPSG subsidiaries), revenues, net income or earnings of DPSG and its subsidiaries outside the ordinary course of business, in each case other than the merger and the other transactions contemplated by the merger agreement.

        A "superior proposal" means a bona fide unsolicited written acquisition proposal that would result in any person (or its stockholders) becoming the beneficial owner, directly or indirectly, of more than 50% of the consolidated assets (measured on a fair market value basis) of DPSG and its subsidiaries or more than 50% of the total voting power of the equity securities of DPSG that the Board has determined in good faith, after consultation with DPSG's outside financial advisors and outside legal counsel, taking into account, among other things, all legal, financial, regulatory, timing and other aspects of the acquisition proposal and the person making the acquisition proposal (including any break-up fees, expense reimbursement provisions, the availability of financing, and any conditions to consummation relating to financing, regulatory approvals or other conditions beyond the control of the party having the right to invoke the condition) and other aspects of the acquisition proposal that the Board deems relevant (i) is more favorable to DPSG's stockholders from a financial point of view than the merger and the other transactions contemplated by the merger agreement (after taking into account any changes to the terms of the merger agreement proposed by Maple and any other information provided by Maple pursuant to certain provisions of the merger agreement) and (ii) is reasonably likely to be consummated.

Changes in Board Recommendations

        As described above, and subject to the provisions described below, the Board has made the DPSG recommendation.

        Under the terms of the merger agreement, DPSG has agreed that neither the Board nor any committee thereof shall:

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  (i) fail to include the DPSG recommendation in this proxy statement, (ii) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Maple, the DPSG recommendation, (iii) publicly approve, recommend or otherwise declare advisable any acquisition proposal or (iv) publicly propose to do any of the foregoing (any of the foregoing actions or omissions referred to as a "change of recommendation"); or

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  authorize, approve, recommend, declare advisable or permit (or publicly propose to authorize, approve, recommend, declare advisable or permit) DPSG to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or agreement relating to any acquisition proposal (other than the merger agreement or a confidentiality agreement contemplated thereby) (an "alternative acquisition agreement").

        In addition, DPSG and its subsidiaries and their respective directors and officers will, and will use reasonable best efforts to cause their respective other representatives to, immediately cease and terminate any existing activities, discussions or negotiations with any person with respect to any existing acquisition proposal.

        Notwithstanding the restrictions described in the immediately preceding two paragraphs, at any time prior to the DPSG stockholder approval of the stock issuance proposal and charter amendment proposal, the Board or any committee thereof may make a change of recommendation in response to an acquisition proposal that constitutes a superior proposal or an intervening event (as defined below) and, solely with respect to a superior proposal, terminate the merger agreement, if, and only if, (i) in connection with a change of recommendation the Board has determined in good faith (after consultation with its outside legal counsel) that the failure to make a change of recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, (ii) prior to making a change of recommendation or terminating the merger agreement, DPSG provides notice to Maple advising Maple that the Board intends to take such action and the reasons therefor, including, in the case of a superior proposal, the material terms and conditions of the superior proposal, identity of the person(s) making the superior proposal and a copy of the most current version of the agreement documenting such superior proposal, and in the case of an intervening event, a reasonably detailed description of the intervening event, (iii) a period of at least four business days must have elapsed following Maple's receipt of such notice and, if Maple desires to negotiate, DPSG must negotiate in good faith with Maple during such period with respect to any changes to the terms of the merger agreement proposed by Maple and consider in good faith any such changes proposed by Maple (which notice period will be renewed for an additional three business days if there is any material amendment to the terms of such acquisition proposal) and (iv) the Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would continue to be reasonably expected to be inconsistent with its fiduciary duties under applicable law and, that, in the case of a superior proposal, the Board determines in good faith, after consultation with DPSG's financial advisors and outside legal counsel, the acquisition proposal would continue to constitute a superior proposal if such changes offered by Maple were to be given effect. During the notice period described above, DPSG shall not, and shall cause its subsidiaries not to, enter into any alternative acquisition agreement.

        In the event of a termination of the merger agreement by DPSG in order to accept a superior proposal and enter into an alternative acquisition agreement related thereto, DPSG must pay Maple a termination fee of $700 million prior to or concurrently with any such termination. See the section entitled "The Merger Agreement—Termination of the Merger Agreement; Termination Fees" beginning on page 119 of this proxy statement.

        An "intervening event" means an event, development or change in circumstances material to DPSG and its subsidiaries taken as a whole, becoming known to the Board after the date of the merger agreement, but prior to the approval of the stock issuance proposal and charter amendment proposal by the DPSG stockholders, that relates to DPSG (but does not relate to any acquisition proposal); provided, however, that in no event shall any change in, or event or condition generally affecting, the industry in which DPSG operates that has not had or would not reasonably be expected to have a disproportionate effect on DPSG constitute an intervening event.

Efforts to Obtain Required Stockholder Approval

        Pursuant to the merger agreement, DPSG has agreed, with the assistance of Maple, to prepare and file with the SEC, this proxy statement and any amendments and supplements thereto, and to hold the annual meeting for its stockholders to which this proxy statement relates and to use its commercially reasonable efforts to solicit (or cause to be solicited) from its stockholders proxies constituting approval for the stock issuance proposal and charter amendment proposal.

Efforts to Complete the Merger

        Maple and DPSG have each agreed to:

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  use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things reasonably necessary, proper, and advisable under applicable law or otherwise to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement, including using reasonable best efforts to obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from governmental entities and make all necessary registrations, declarations and filings with governmental entities, that are necessary to consummate the merger and the other transactions contemplated by the merger agreement and to use commercially reasonable efforts to obtain all necessary or appropriate consents, waivers and approvals under any material contracts so as to maintain and preserve the benefits under such material contracts following the consummation of the merger and the other transactions contemplated by the merger agreement;

  •
  use reasonable best efforts to prepare and file all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the merger and the other transactions contemplated by the merger agreement;

  •
  make appropriate filings of notification and report forms pursuant to the HSR Act with respect to the transactions contemplated by the merger agreement as soon as practicable and to use their reasonable best efforts to supply as soon as practicable any additional information and documentary material that may be reasonably requested pursuant to the HSR Act and use their reasonable best efforts to take, or cause to be taken, all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act (including any extensions thereof) as soon as practicable (including by requesting early termination of the waiting period thereunder);

  •
  promptly provide to each and every federal, state or foreign governmental entity with jurisdiction over enforcement of any antitrust laws non-privileged information and documents that are necessary, proper and advisable to permit the consummation of the merger and the other transactions contemplated by the merger agreement;

  •
  (i) subject to applicable laws and as required by any governmental entity or rules and regulations of NYSE, and subject to reasonable restrictions limiting access to outside counsel, keep the other apprised of the status of matters relating to completion of the merger and the other transactions contemplated by the merger agreement, including promptly furnishing the other with copies of notices, correspondence, or other communications received by it or any of its subsidiaries from any third party and/or any governmental entity with respect to the merger and the other transactions contemplated by the merger agreement and (ii) to the extent practicable, give the other reasonable prior notice of any such communication and, in the event one party is prohibited by law, a governmental entity or rules or regulations of NYSE from engaging in any such communication, keep such party reasonably apprised with respect thereto; and

  •
  use reasonable best efforts to cause the merger to qualify as (i) a tax-free reorganization pursuant to Section 368(a) of the Code and/or (ii) a tax-free exchange pursuant to Section 351(a) of the Code, including (i) not taking any action that such party knows would reasonably be expected to prevent such qualification and (ii) considering and negotiating in good faith such amendments to the merger agreement as may be reasonably required in order to obtain such qualification (it being understood that no party will be required to agree to any such amendment).

        In addition, DPSG has agreed to:

  •
  use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable to obtain the solvency opinion from the solvency advisor;

  •
  afford, and cause each of its subsidiaries to afford, to Maple and Maple's subsidiaries and representatives, upon reasonable notice and subject to applicable law and reasonable limitations limiting access to outside counsel, reasonable access, during the period from the execution of the merger agreement to the earlier of (i) the effective time and (ii) the termination of the merger agreement, to all their respective properties, books, contracts, personnel and records and, during such period, DPSG shall, and shall cause each of the DPSG subsidiaries to, furnish promptly to Maple all information concerning its business, finances, properties and personnel as Maple may reasonably request;

  •
  use its reasonable best efforts to cause the shares of DPSG common stock to be issued as merger consideration and any shares of DPSG common stock to be issuable following the effective time in respect of DPSG equity awards to be approved for listing on the NYSE, subject to official notice of issuance prior to the closing date;

  •
  use its and its subsidiaries' reasonable best efforts to cause their respective representatives and affiliates to provide all customary cooperation as reasonably requested by Maple in connection with the arrangement of the debt financing or any capital markets debt financing sought by Maple or its affiliates in connection with the merger and the other transactions contemplated by the merger agreement; and

  •
  prior to the effective time, take all such steps as may be required to cause (a) any dispositions of DPSG common stock (including, in each case, derivative securities with respect thereto) resulting from the merger and the other transactions contemplated by the merger agreement by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to DPSG immediately prior to the effective time to be exempt under Rule 16b-3 promulgated under the Exchange Act and (b) any acquisitions of DPSG common stock (including derivative securities with respect to DPSG common stock) resulting from the merger and the other transactions contemplated by the merger agreement, by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to DPSG, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        In addition, Maple has agreed to:

  •
  take, and cause its affiliates to take, all steps as may be necessary to obtain all required antitrust clearances, including accepting operational restrictions or limitations on, and committing to or effecting, by consent decree, hold separate orders, trust or otherwise, the sale, license, disposition or holding separate of, such assets or businesses of each party or any of their respective affiliates (and the entry into agreements with, and submission to decrees, judgments, injunctions or orders of such governmental entity) as may be required to obtain such antitrust clearances or to avoid the entry of, or to effect the dissolution of or vacate or lift, any decrees, judgments, injunctions or orders under any antitrust laws that would otherwise have the effect of preventing or materially delaying the consummation of the merger and the other transactions contemplated by the merger agreement;

  •
  unless, and to the extent, Maple shall have sufficient cash from other sources, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange the debt financing contemplated by the debt commitment letter, including using reasonable best efforts to (i) maintain in effect the debt commitment letter pursuant to its terms, (ii) negotiate and enter into definitive agreements with respect to the debt financing on the terms and conditions contained in the debt commitment letter or on other terms agreed by Maple (subject to certain restrictions on amendments of the debt commitment letter set forth in the merger agreement) and (iii) satisfy (or, seek a waiver on a timely basis of) all conditions to funding in the debt commitment letter that are within its control and, in the event that all conditions to funding in the debt commitment letter are satisfied at or prior to closing, consummate the debt financing and cause the financing sources to fund the financing at the closing;

  •
  unless, and to the extent, Maple shall have sufficient immediately and unconditionally available cash from other sources, use its reasonable best efforts to arrange alternative financing from the same or alternative sources in the event any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter; and

  •
  use its reasonable best efforts to furnish to DPSG all information reasonably requested by DPSG or the solvency advisor in connection with the solvency advisor's or the Board's consideration of the special cash dividend.

        In addition, Maple shall have the right to direct all matters with any governmental entity, consistent with its obligations described above, provided that Maple and DPSG will have the right to review in advance and, to the extent practicable, consult with the other party in connection with any filing made with or written materials submitted to any governmental entity in connection with the merger and the other transactions contemplated by the merger agreement.

Governance of the Combined Company Following the Merger

        DPSG and Maple have agreed to the following in the merger agreement with respect to the governance of the combined company.

Board of Directors

        Following the consummation of the merger, the board of directors of the combined company will be comprised of twelve members, eight of which will be appointed by Maple (including Bart Becht of JAB, Bob Gamgort of Keurig, four additional directors appointed by JAB and two directors appointed by Mondelēz LLC, who shall initially be the executive vice president and general counsel of Mondelēz and the executive vice president and chief financial officer of Mondelēz), two of which will be appointed by DPSG (including Larry Young of DPSG), and two of which will be mutually agreed upon by Maple and DPSG as "independent" directors under the NYSE rules and Rule 10A-3 promulgated under the Exchange Act. Pursuant to the merger agreement, from and after the effective time until the earlier of the day immediately prior to the second annual meeting of stockholders of the combined company following the closing or such time as a continuing director informs DPSG in writing that he or she no longer wishes to serve as a continuing director, DPSG shall (i) cause each continuing director to be included in management's slate of nominees for the election of directors at each meeting of stockholders at which directors are to be elected and (ii) use its reasonable best efforts to cause the election of each applicable continuing director at each such meeting.

Management

        Following the consummation of the merger, Bob Gamgort, the current chief executive officer of Keurig, will become Chief Executive Officer of the combined company and Ozan Dokmecioglu, the current chief financial officer of Keurig, will become Chief Financial Officer of the combined company. The rest of the combined company's executive team will be identified in due course prior to the closing of the merger and the combined company expects to draw on the leadership teams of Keurig and DPSG. With the exception of Larry Young, who will be continuing as a member of the combined company's board of directors, as noted above, and compensated in such role as other directors are for the roles they serve on the board of directors or committees thereof, Maple and its stockholders, through the date on which the merger agreement was signed by all parties, made no arrangements with, and made no offers to, any members of DPSG's management team regarding continued employment with the combined company.

Employee Benefits Matters

        From the effective time until twelve months following closing (or an earlier cessation of employment), each Continuing Employee will be provided with:

  •
  base salary or base wages, as applicable, that are no less favorable than the base salary or base wages provided to such Continuing Employee immediately prior to the effective time;

  •
  cash bonus and other short-term incentive compensation opportunities that are no less favorable than the cash bonus and other short-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the effective time;

  •
  a long-term incentive compensation award opportunity (which may be provided in the form of equity or cash) that is no less favorable (without regard to vesting terms) than the long-term incentive compensation award opportunity provided to such Continuing Employee immediately prior to the effective time, provided that long-term incentive compensation awards granted in 2019 to Continuing Employees with a title below director shall not be required to exceed $3,800,000; and

  •
  severance benefits that are no less favorable than the severance benefits provided to such Continuing Employee immediately prior to the effective time.

        Each Continuing Employee shall, during the period commencing at the effective time and ending on December 31, 2018 (or such earlier date that such employee ceases to be a Continuing Employee), be provided with employee benefits (other than benefits subject to the provisions described immediately above) that are no less favorable in the aggregate to the employee than the benefits provided to such Continuing Employee immediately prior to the effective time. Continuing Employees who are covered under collective bargaining agreements are excluded from the treatment stated in this paragraph and will instead continue to be governed by their respective collective bargaining agreements.

        Treatment under the DPSG MIP (and other cash incentive compensation plans) will be as follows:

  •
  Each employee eligible to participate in the DPSG MIP or any other incentive compensation plan shall be entitled to receive, at such time as payments with respect to calendar year 2018 would normally be paid without regard to the merger, a payment equal to the greater of such employee's (i) pro-rata target under the DPSG MIP or other incentive compensation plan for the period between January 1, 2018 and the closing date and (ii) actual incentive award for such period under the DPSG MIP or other incentive compensation plan, provided that such employee has either remained employed by DPSG or any DPSG subsidiary through December 31, 2018, or such employee's employment has terminated under such circumstances as would, under the applicable terms of the DPSG MIP or other incentive compensation plan, entitle such employee to receive a payment under such plan with respect to calendar year 2018 notwithstanding such termination of employment.

  •
  Prior to the effective time, Maple and DPSG shall negotiate in good faith to establish new incentive compensation plans with respect to the portion of the 2018 calendar year following the effective date applicable to each Continuing Employee eligible to participate in the DPSG MIP for 2018 or any other incentive compensation plan. The replacement plans shall in each case be no less favorable to each eligible Continuing Employee than the incentive compensation plan or plans provided to such Continuing Employee immediately prior to the effective time, after taking into account the effect of the transactions contemplated by the merger agreement, including the merger, and the 2018 payments to employees eligible to participate in the DPSG MIP or any other incentive compensation plan as set forth in the merger agreement.

        After the effective time and except as would result in a duplication of benefits, DPSG shall, or shall cause its subsidiaries to, use commercially reasonable efforts to (i) waive any pre-existing conditions or limitations and eligibility waiting periods under any group health plans with respect to the Continuing Employee and their eligible dependents, (ii) credit each Continuing Employee for the plan year in which the effective time occurs for applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the effective time for which payment has been made and (iii) credit each Continuing Employee with service credit for such Continuing Employee's employment for purposes of vesting, benefit accrual and eligibility to participate under each applicable benefit plan, as if such service had been performed with DPSG.

Treatment of DPSG Equity Awards

        As of immediately prior to the effective time, each outstanding DPSG stock option, DPSG RSU and DPSG PSU will vest, with DPSG PSUs vesting at target performance levels or at such higher performance levels as may be required pursuant to the applicable terms of a DPSG benefit plan. Prior to the record date for the special cash dividend, the Board (or, if appropriate, any committee of the Board administering the DPSG Stock Plan) shall cause the following treatment to apply as of the effective time (less applicable tax withholding):

  •
  Each outstanding DPSG stock option will be converted into a right of the holder of such DPSG stock option to receive (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG stock option and (ii) an amount in cash equal to the number of shares underlying such DPSG stock option multiplied by the difference between the special cash dividend per share amount and the exercise price per share of such DPSG stock option as of immediately prior to the record date for the special cash dividend. If DPSG is unable to obtain option holder consent to the DPSG stock option treatment described above, then the Board (or, if appropriate, any committee of the Board administering the DPSG Stock Plan) shall, after consultation with Maple Subsidiary, adjust each DPSG stock option in a manner that preserves its intrinsic value after taking into account the special cash dividend.

  •
  Each outstanding DPSG RSU will be settled in exchange for (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG RSU, and (ii) an amount in cash equal to the number of shares underlying such DPSG RSU multiplied by the special cash dividend per share amount.

  •
  Each outstanding DPSG PSU (with DPSG PSUs vesting at target performance levels or at such higher performance levels as may be required pursuant to the applicable terms of a DPSG benefit plan) will be settled in exchange for (i) a number of shares of DPSG common stock equal to the number of shares underlying such DPSG PSU and (ii) an amount in cash equal to the number of shares underlying such DPSG PSU multiplied by the special cash dividend per share amount.

Treatment of Maple Equity Awards

        Immediately prior to the Maple Parent Restructuring (defined below), each restricted stock unit of Maple Subsidiary that is then outstanding shall be converted as part of the Maple Parent Restructuring into a Maple RSU, with the same terms and conditions as were applicable under the restricted stock units of Maple Subsidiary immediately prior to the consummation of the Maple Parent Restructuring, and relating to the number of shares of Maple common stock equal to the product of (i) the number of shares of common stock of Maple Subsidiary subject to such restricted stock units immediately prior to the consummation of the Maple Parent Restructuring and (ii) the exchange ratio applicable to shares of common stock of Maple Subsidiary in the merger of Maple Subsidiary into Maple pursuant to the Maple Parent Restructuring, with any fractional shares rounded to the next whole number of shares.

        As of the effective time, each Maple RSU that is outstanding immediately prior to the effective time shall be converted into an Adjusted Maple RSU, with the same terms and conditions as were applicable under such Maple RSU immediately prior to the effective time, and relating to the number of shares of DPSG common stock equal to the product of (i) the number of shares of Maple common stock subject to such Maple RSU immediately prior to the effective time and (ii) the exchange ratio as set forth in the merger agreement, with any fractional shares rounded to the next whole number of shares.

Other Covenants and Agreements

        The merger agreement contains certain other covenants and agreements, including those relating to:

  •
  confidentiality with respect to information exchanged pursuant to Maple's access rights during the period from the execution of the merger agreement to the earlier of (i) the effective time and (ii) the termination of the merger agreement;

  •
  DPSG's obligation to provide Maple with the opportunity to participate in the defense or settlement of any stockholder litigation against DPSG or its directors relating to the merger and to obtain Maple's prior written consent to any settlement to be agreed to by DPSG (such consent not to be unreasonably withheld, conditioned or delayed);

  •
  declaration by Maple of a dividend in an amount equal to at least $9 billion payable to the record holders of the shares of Maple's common stock as of immediately following the effective time (i.e., to DPSG as sole holder) no later than five business days prior to the closing date;

  •
  execution and delivery, at the effective time of the merger, by DPSG and each other party identified in the merger agreement, of an investor rights agreement, substantially in the form attached hereto as Annex C; and

  •
  completion of the Maple Parent Restructuring.

        DPSG has also agreed to indemnify and hold harmless, to the fullest extent permissible by applicable law, each individual who at the effective time is, or at any time prior to the effective time, was a director or officer of DPSG or any of its subsidiaries against all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any legal proceeding (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (i) the fact that such individual is or was a director, officer, employee or agent of DPSG or any DPSG subsidiary or (ii) acts or omissions by such individual in their capacity as a director, officer, employee or agent of DPSG or any DPSG subsidiary or taken at the request of DPSG or any DPSG subsidiary (including in connection with serving at the request of DPSG or any DPSG subsidiary as a representative of another person (including any employee benefit plan)), in each case under clause (i) or (ii), at, or at any time prior to, the effective time (including any legal proceeding relating in whole or in part to the transactions contemplated by the merger agreement or relating to the indemnification rights of any such indemnified person).

        For the six-year period commencing immediately after the effective time, DPSG shall maintain in effect directors' and officers' liability insurance with an insurance carrier with the same or better credit rating as DPSG's insurance carrier as of the date of the merger agreement covering acts or omissions occurring at or prior to the effective time with respect to those individuals who are currently (and any additional individuals who prior to the effective time become) covered by DPSG directors' and officers' liability insurance policies on terms, conditions, retentions and limits of liability that are at least as favorable as DPSG's existing policies in effect on the date of the merger agreement. In addition, from the date of the execution of the merger agreement, DPSG will, without requiring a preliminary determination of entitlement to indemnification, advance any expenses of any indemnified person described above incurred by such indemnified person in connection with any legal proceeding to the fullest extent permitted under applicable law.

Conditions to Completion of the Merger

        The obligations of DPSG, Maple and Merger Sub to effect the merger are subject to the satisfaction or waiver by each of the parties to the merger agreement of the following conditions at or prior to the effective time:

  •
  DPSG having obtained the approval of the stock issuance proposal and the charter amendment proposal by the DPSG stockholders;

  •
  the waiting period or waiting periods applicable to the consummation of the merger and the other transactions contemplated by the merger agreement under the HSR Act having expired or been earlier terminated (as of the date of this proxy statement, such waiting periods have expired);

  •
  certain other required foreign regulatory approvals having been obtained; and

  •
  no material order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger or any of the other transactions contemplated by the merger agreement being in effect and no material statute, rule, regulation or order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition having been enacted, entered, promulgated or enforced by any governmental entity that prohibits or makes illegal consummation of the merger.

        In addition, Maple's obligation to effect the merger is subject to the satisfaction or waiver of the following conditions at or prior to the effective time:

  •
  the representations and warranties of DPSG in the merger agreement related to (i) its capitalization and (ii) the absence of any material adverse effect being true and correct in all respects (other than de minimis and immaterial respects in the case of capitalization) as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  the representations and warranties of DPSG in the merger agreement related to (i) the validity of equity interests and ownership of subsidiaries, (ii) the power and authority of DPSG and Merger Sub to execute and deliver the merger agreement, (iii) the execution and delivery of the merger agreement by DPSG and Merger Sub and the consummation by DPSG of the merger and the other transactions contemplated by the merger agreement not violating, conflicting with or resulting in a breach of any provision of or causing the loss of any benefit under, or constituting a default under the charter or by-laws of DPSG, (iv) the inapplicability of takeover statutes and (v) DPSG or any of its subsidiaries not incurring any liability for any broker's fees, commissions, finder's fees or other advisor fees in connection with the merger (in each case, disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect or any similar standard or qualification) being true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  the other representations and warranties of DPSG in the merger agreement (in each case, disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect or any similar standard or qualification), being true and correct as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date, except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a material adverse effect on DPSG (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  DPSG having performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

  •
  since the date of the merger agreement, no event or events or development or developments having occurred that had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on DPSG;

  •
  the receipt by Maple of a certificate executed by the chief executive officer of DPSG and Merger Sub to the effect that the conditions set forth in the immediately foregoing paragraphs have been satisfied;

  •
  receipt by Maple of representations of officers on behalf of DPSG and Merger Sub made substantially in the form provided in the merger agreement (provided this condition will be deemed not to be satisfied if (i) McDermott Will & Emery LLP has delivered an opinion that, as a result of a change in law occurring after January 29, 2018, it is unable to provide an opinion that the merger will qualify as a reorganization within the meaning of Section 368(a) of the

    Code and/or as an exchange described in Section 351(a) of the Code and (ii) Maple is unable to obtain such opinion from an alternative tax counsel); and

  •
  approval of all shares of DPSG common stock to be issued as merger consideration for listing on the NYSE, subject to official notice of issuance prior to the closing date.

        In addition, DPSG's obligation to effect the merger is subject to the satisfaction or waiver of the following conditions at or prior to the effective time:

  •
  the representations and warranties of Maple in the merger agreement related to (i) its capitalization and (ii) the absence of any material adverse effect being true and correct in all respects (other than de minimis and immaterial respects in the case of capitalization) as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  the representations and warranties of Maple in the merger agreement related to (i) the validity of equity interests and ownership of subsidiaries, (ii) the power and authority of Maple to execute and deliver the merger agreement, (iii) the execution and delivery of the merger agreement by Maple and the consummation by Maple of the merger and the other transactions contemplated by the merger agreement not violating, conflicting with or resulting in a breach of any provision of or causing the loss of any benefit under, or constituting a default under Maple's charter or by-laws, and (iv) Maple or any of its subsidiaries not incurring any liability for any broker's fees, commissions, finder's fees or other advisor fees in connection with the merger (in each case, disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect or any similar standard or qualification) being true and correct as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  the other representations and warranties of Maple in the merger agreement (in each case, disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect or any similar standard or qualification) being true and correct as of the date of the merger agreement and as of the closing date of the merger, as if made on and as of such date, except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a material adverse effect on Maple (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

  •
  Maple having performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger;

  •
  since the date of the merger agreement, no event or events or development or developments having occurred that had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Maple;

  •
  the receipt by DPSG of a certificate executed by Maple's chief executive officer to the effect that the conditions set forth in the immediately foregoing paragraphs have been satisfied;

  •
  Maple having obtained the financing related to the merger at or prior to the closing date of the merger and the funding of such financing in accordance with the terms and conditions thereof at or prior to the closing of the merger, which proceeds, together with other immediately available and unconditional funds, will be sufficient to fund the transactions contemplated by the merger agreement and related fees and expenses;

  •
  the receipt by the Board of the solvency opinion from the solvency advisor; and

  •
  the outstanding indebtedness (excluding indebtedness relating to capital leases) of DPSG and its subsidiaries after giving effect to the merger and the other transactions contemplated by the merger agreement not exceeding $16.9 billion in aggregate.

Termination of the Merger Agreement; Termination Fees

        The merger agreement may be terminated at any time prior to the effective time, whether before or after receipt of the approval of the DPSG stockholders for the stock issuance proposal or the charter amendment proposal or the effectiveness of the Maple stockholder consent or Merger Sub stockholder consent, by action taken or authorized by the board of directors of the terminating party or parties under the following circumstances:

  •
  by mutual consent of DPSG and Maple;

  •
  by either DPSG or Maple if any governmental entity of competent jurisdiction shall have issued a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the merger and the other transactions contemplated by the merger agreement, except that no party may seek to terminate for this reason if such party's breach of its obligations under the merger agreement proximately contributed to the occurrence of such order;

  •
  by either DPSG or Maple if DPSG fails to obtain the approval of its stockholders for the stock issuance proposal or the charter amendment proposal;

  •
  by either DPSG or Maple if the merger has not been consummated on or before October 29, 2018, except that no party may seek to terminate for this reason if such party's breach of its obligations under the merger agreement proximately contributed to the failure of the closing to occur on or before October 29, 2018;

  •
  by either DPSG or Maple if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in the merger agreement by the other party or other parties, which breach or inaccuracy would result in the failure of a closing condition regarding (i) the accuracy of such other party's representations or warranties or (ii) the performance in all material respects of such other party's obligations at or prior to the closing date, and which breach or inaccuracy is incapable of being cured or is not cured by October 29, 2018, or if capable of being cured by such date, such other party has not commenced good faith efforts to cure within 10 days following receipt of written notice from the non-breaching party;

  •
  by Maple if (i) the Board shall have made a change in recommendation to its stockholders or DPSG shall have breached in any material respect its obligation not to solicit or negotiate any other acquisition proposal or (ii) at any time following the receipt or public announcement of an acquisition proposal, the Board shall have failed to reaffirm the DPSG recommendation within five business days after receipt of a written request from Maple to do so;

  •
  by DPSG in order to accept a superior proposal and enter into an alternative acquisition agreement; or

  •
  by DPSG, if (i) the conditions to Maple's obligations (including mutual conditions) to effect the merger have been satisfied or waived, and Maple has not provided the required financing certificate by the date that is two business days prior to the date the merger should have been consummated, or (ii) following the receipt of such financing certificate, Maple fails to consummate the merger on the date the consummation of the merger should have occurred pursuant to the merger agreement.

        If the merger agreement is terminated (i) by DPSG pursuant to the seventh bullet above (in which case the termination fee described below will be paid prior to or concurrently with such termination), (ii) by Maple pursuant to the sixth bullet above or (iii) by either DPSG or Maple pursuant to the fourth bullet above (if not otherwise terminable pursuant to the eighth bullet above) and there is an acquisition proposal (with the references to 20% in the definition thereof changed to 50% for such purposes) outstanding at the time of such termination and within twelve months of termination of the merger agreement DPSG consummates or enters into an agreement with respect to an acquisition proposal, in each case DPSG will pay to Maple a termination fee in the amount of $700 million. If the merger agreement is terminated by DPSG pursuant to the eighth bullet above, Maple will pay to DPSG a reverse termination fee in the amount of $700 million. In no event will DPSG be required to pay the termination fee on more than one occasion and in no event will Maple be required to pay the reverse termination fee on more than one occasion.

Expenses

        Except as otherwise expressly provided for in the merger agreement, each party has agreed that it will pay all fees and expenses incurred by it in connection with the merger and the other transactions contemplated by the merger agreement.

        In the case of obtaining financing, Maple has agreed to promptly, upon request by DPSG, reimburse DPSG for all reasonable and documented out-of-pocket fees and expenses of DPSG and its subsidiaries and all reasonable and documented out-of-pocket fees and expenses of their representatives (including all reasonable and documented attorneys' fees) incurred in connection with DPSG's cooperation in connection with obtaining financing for the merger and the other transactions contemplated by the merger agreement.

Amendments, Extensions and Waivers

        The merger agreement may be amended upon consent by all of the parties, by action taken or authorized by their respective boards of directors, at any time before or after the approval of the stock issuance proposal and charter amendment proposal by the DPSG stockholders or the effectiveness of the Merger Sub stockholder consent or the Maple stockholder consent, provided that amending certain specified provisions of the merger agreement for which the financing sources of the debt offering are third party beneficiaries will also require the prior written consent of such financing sources. However, after such DPSG stockholder approval has been obtained or the Merger Sub stockholder consent or the Maple stockholder consent has become applicable, any amendment of the merger agreement that requires further approval of the DPSG stockholders, Maple or Merger Sub pursuant to applicable law will be effective only with the approval of such stockholders.

        At any time prior to the effective time of the merger, DPSG and Maple may (i) extend the time for performance of any obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement and (iii) waive compliance by the other parties with any of the agreements or conditions contained in the merger agreement.

No Third-Party Beneficiaries

        The respective representations, warranties and covenants set forth in the merger agreement are solely for the benefit of the other parties thereunder, in accordance with and subject to the terms of the merger agreement, and the merger agreement is not intended to, and does not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein, except for the directors and officers of DPSG and its subsidiaries and the financing sources for the debt financing who are express third-party beneficiaries under certain specific provisions of the merger agreement.

Specific Performance

        Pursuant to the merger agreement, each party has agreed that, prior to the termination of the merger agreement, the parties shall be entitled to an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the performance of terms and provisions of the merger agreement in any court, without proof of actual damages, this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to object to a remedy of specific performance on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Each party has also irrevocably waived any right it may have to require the obtaining, furnishing or posting of any bond or similar instrument in connection with or as a condition to obtaining any remedy pursuant to its specific performance rights under the merger agreement.

OTHER RELATED AGREEMENTS

Investor Rights Agreement

        The following is a summary of the material provisions of the investor rights agreement to be entered into by Keurig Dr Pepper Inc. (the combined company following the merger), the Sponsor and Mondelēz LLC, and is qualified in its entirety by reference to the full text of the form of such investor rights agreement attached as Annex C to this proxy statement and incorporated by reference into this proxy statement.

        Concurrently with the closing of the merger, the combined company will enter into an investor rights agreement with the Sponsor and Mondelēz LLC (the "Holders") that will, among other things, (i) provide each Holder with certain registration rights with respect to their shares of common stock in the combined company, (ii) provide Mondelēz LLC with the right to designate certain directors, (iii) require certain matters to be approved by the combined company's board of directors, and (iv) provide Mondelēz LLC with certain information rights for so long as Mondelēz accounts for its investment in the combined company under the equity method of accounting under GAAP.

Registration Rights

        Pursuant to the investor rights agreement, the combined company will grant the Holders registration rights with respect to (i) the shares of common stock in the combined company held by the Holders as of the date of the closing of the merger, representing shares of common stock in the combined company acquired by the Holders as the merger consideration and (ii) any securities issued or issuable in respect of such common stock by way of conversion, amalgamation, exchange, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until the earliest to occur of the following: (A) a registration statement covering such common stock shall have been declared effective by the SEC and such shares have been sold or otherwise disposed of pursuant to such registration statement, (B) such shares of common stock in the combined company are otherwise transferred (other than by a Holder who beneficially owns at least 3% of common stock in the combined company, or a "qualified Holder," to an affiliate), and the combined company has delivered a new certificate or other evidence of ownership for such common stock not bearing any restricted legend and such shares of common stock may be resold without subsequent registration under the Securities Act, (C) such shares of common stock are repurchased by the combined company or a subsidiary of the combined company or cease to be outstanding or (D) such shares of common stock may be resold pursuant to Rule 144 under the Securities Act, without regard to volume or manner of sale limitations, whether or not any such sale has occurred, unless such shares are held by a qualified Holder (clauses (i) and (ii) collectively, the "registrable securities").

        Standstill Period.    Notwithstanding the registration rights described below, each Holder will agree that during the period beginning on the closing date of the merger and ending on the first business day following the date that is the six month anniversary of the closing of the merger (the "standstill period"), each Holder shall not, directly or indirectly, and shall cause its representatives (to the extent acting on behalf of the Holder) and any person or affiliate directly or indirectly controlled by that person, directly or indirectly not to, without the prior written consent of, or waiver by, the combined company, (i) sell or offer to sell any common stock in the combined company or other equity interests (including any voting securities) or derivative securities, or direct or indirect rights to acquire any DPSG common stock or equity interests (including any voting securities) or derivative securities, or any securities or indebtedness convertible or exchangeable for any such securities, (ii) cause to be filed or submitted a registration statement, prospectus or prospectus supplement (or amendment or supplement thereto) with respect to any such registration, or (iii) publicly announce any intention to do any of the foregoing.

        Demand Registration Rights.    The investor rights agreement will grant each Holder demand registration rights. The combined company will be required, upon the written request of any qualified Holder received at any time beginning 90 days prior to the expiration of the standstill period and subject to the cool-off period described below, to promptly file a registration statement covering the amount of registrable securities requested to be registered by such Holder (and the amount of registrable securities of any other Holder electing to participate in the demand) within 90 days following such Holder's request for registration of its registrable securities on Form S-1 or thirty days following such Holder's request for registration of its registrable securities on Form S-3, but in no event before the expiration of the standstill period, and to use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act. The Holders will be entitled to request up to (i) two demand registrations on Form S-1 over a three-year period with a minimum number of registrable securities equal to at least $500 million per demand and (ii) three demand registrations on Form S-3 per calendar year with a minimum number of registrable securities equal to at least $300 million per demand which, in each case, shall include underwritten offerings (subject to certain cut-back priorities). Notwithstanding anything in this section to the contrary, the Holders will not be eligible to exercise any demand registration rights if the combined company qualifies as a well-known seasoned issuer, as defined in Rule 405 under the Securities Act, and is eligible to file an automatic shelf registration statement on Form S-3 pursuant to the Holders' shelf registration rights described below or otherwise already has an effective shelf registration statement covering such Holder's shares on file with the SEC.

        Shelf Registration Rights.    The investor rights agreement will grant each Holder shelf registration rights. The combined company will be required, upon the written request of any qualified Holder received at any time beginning 90 days prior to the expiration of the standstill period and subject to the cool-off period described below, to file a registration statement covering the registrable securities of such Holder (and any other Holder electing to participate in the shelf registration) within 60 days following a Holder's request for such registration of its registrable securities, but in no event before the expiration of the standstill period, and to use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act. The Holders will be entitled to request an unlimited number of underwritten shelf registrations with a minimum number of registrable securities equal to at least $300 million per underwritten offering, subject to certain cut-back priorities.

        "Piggyback" Registration Rights.    The investor rights agreement will grant each Holder "piggyback" registration rights. If the combined company proposes to sell shares of common stock in the combined company in an underwritten public offering or registers any shares of common stock in the combined company, either for its own account or for the account of other stockholders, each Holder will be entitled, subject to certain exceptions, to include its shares of common stock in the registration, subject to certain cut-back priorities.

        Suspension Periods.    The investor rights agreement will permit the combined company to suspend the effectiveness or use of a registration statement for a certain period, which we refer to as a "suspension period," if a majority of the disinterested members of the combined company's board of directors determines that the filing, effectiveness or continued use of the registration statement would require it to disclose material non-public information that, in the good faith judgment of the combined company's board of directors, (i) would be required to be made in any registration statement filed with the SEC by the combined company so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing of such registration statement and (iii) the combined company has a bona fide business purpose for not disclosing such information publicly. During any twelve-month period, there will not be more than three suspension periods and the aggregate number of days included in all suspension periods in such twelve-month period will not exceed 100 days.

        Cool-off Period.    Notwithstanding the registration rights described above, the Holders will agree that no Holder will, without the combined company's consent, be entitled to request a demand registration or shelf registration (including underwritten offerings therefrom) if less than 90 days have elapsed since (i) the effective date of a prior registration statement in connection with a demand registration, shelf registration or piggyback registration, (ii) the date of withdrawal by a participating holder of a demand registration or underwritten offering off of a shelf registration or (iii) the pricing date of any underwritten public offering effected by the combined company; provided, in each case, that such Holder was provided with an opportunity to participate in the prior offering and either (A) refused or did not promptly accept such opportunity or (B) was not cut back to less than 50% of the registrable securities requested to be included by such Holder.

Corporate Governance Rights

        Composition of the Board.    Pursuant to the investor rights agreement, the combined company and each Holder will agree that two directors of the combined company's board of directors will be designated by Mondelēz LLC, which individuals shall initially be the Executive Vice President and General Counsel and the Executive Vice President and Chief Financial Officer of Mondelēz (each a "Mondelēz designee"), and will use their reasonable best efforts to give effect to such nomination, including by voting the shares of common stock in the combined company held by each of them and their affiliates in favor of appointing each Mondelēz designee and against their removal and not taking any action (other than by Mondelēz LLC) to remove or oppose the appointment of each Mondelēz designee. The investor rights agreement will provide that Mondelēz LLC's foregoing rights will permanently decrease to one Mondelēz designee when Mondelēz LLC and its affiliates beneficially own less than 8% of the combined company's outstanding shares of common stock and permanently decrease to zero Mondelēz designees when Mondelēz LLC and its affiliates beneficially own less than 5% of the combined company's outstanding shares of common stock. In addition, for so long as Mondelēz LLC is permitted to designate at least one Mondelēz designee, the combined company and each Holder will agree that each committee, other than the Audit Committee, of the combined company's board of directors will include at least one Mondelēz designee.

        Board Authority Matters.    Pursuant to the investor rights agreement, the combined company and each Holder will agree that, for so long as Mondelēz LLC is permitted to designate at least one Mondelēz designee pursuant to its rights described above, the combined company will not enter into or effectuate any of the following without prior approval by its board of directors: (i) any issuance of shares of the combined company or securities convertible or exchangeable for such shares, including options or other equity awards exercisable for such shares (subject to certain exceptions), (ii) the declaration or payment of any dividend or other distribution with regard to any security of the combined company, (iii) a key transaction having material financial implications for the combined company and its consolidated subsidiaries, including material mergers and acquisitions, (iv) the making of a material change in the nature of the combined company's business, (v) the adoption or amendment of any strategic business plan and annual budget, (vi) the appointment or removal of the combined company's auditors, (vii) the approval of the combined company's quarterly and annual consolidated financial statements, (viii) the approval of a material decision relating to a material portion of the workforce of the combined company and its consolidated subsidiaries (subject to certain exceptions), or (ix) the approval of a decision which may have a material implication for the reputation of the combined company and its consolidated subsidiaries. The combined company will also agree that, for so long as Mondelēz LLC is permitted to designate at least one Mondelēz designee pursuant to its rights described above, the combined company will not amend or terminate the related party transaction policy to be adopted on the closing date of the merger without the prior written consent of Mondelēz LLC.

Information Rights

        Pursuant to the investor rights agreement, the combined company will agree, for so long as Mondelēz accounts for its investment in the combined company under the equity method of accounting (determined in accordance with GAAP), to provide Mondelēz LLC with certain financial information, including consolidated quarterly and annual financial statements for the combined company's consolidated group and annual accounts for each member of the combined company's consolidated group (except where such accounts are not legally required), and other financial information in its possession that Mondelēz LLC may reasonably request, and to otherwise cooperate, and use reasonable best efforts to cause its auditors to cooperate, in connection with Mondelēz' preparation of its public releases and filings with the SEC or other governmental authority. The combined company will also share with Mondelēz LLC quarterly aggregate security position information (subject to any agreed protocols) and will make its controller available after the end of each fiscal quarter to discuss updates on the combined company's business and financial results with respect to such fiscal quarter. Mondelēz LLC will agree to hold confidential any information it receives in connection with its information rights, subject to certain exceptions.

 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF DPSG

        The following table presents selected historical financial data for DPSG, as of March 31, 2018 and for the quarters ended March 31, 2018 and 2017, and as of and for the years ended, December 31, 2017, 2016, 2015, 2014 and 2013. All the financial data has been derived from DPSG's consolidated financial statements, which are incorporated herein by reference, and is stated in millions of dollars except for per share information.

        The information set forth below is not necessarily indicative of future results and should be read together with the information provided in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements of DPSG and the related notes thereto, in each case, included in the 2017 Form 10-K, and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the unaudited condensed consolidated financial statements of DPSG and the related notes thereto, in each case, included in the 2018 Q1 Form 10-Q, each of which is incorporated by reference into this proxy statement.

	Quarter Ended March 31,		Year Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(in millions, except per share data)
Statements of Income Data:
Net sales	$1,594	$1,510	$6,690	$6,440	$6,282	$6,121	$5,997
Gross profit	913	903	3,995	3,858	3,723	3,630	3,498
Income from operations(1)	259	286	1,388	1,433	1,298	1,180	1,046
Net income(2)	159	177	1,076	847	764	703	624
Basic earnings per share(2)(3)	$0.88	$0.97	$5.91	$4.57	$4.00	$3.59	$3.08
Diluted earnings per share(2)(3)	0.88	0.96	5.89	4.54	3.97	3.56	3.05
Dividends declared per share	0.58	0.58	2.32	2.12	1.92	1.64	1.52
Statements of Cash Flows Data:
Cash provided by (used in):
Operating activities(4)	$103	$97	$1,038	$961	$1,014	$1,033	$872
Investing activities(5)	(68)	(1,569)	(1,763)	(189)	(194)	(185)	(195)
Financing activities(4)(6)	(73)	(142)	(907)	108	(137)	(758)	(886)

	As of March 31,	As of December 31,
	2018	2017	2016	2015	2014	2013
	(in millions)
Balance Sheet Data:
Goodwill and other intangible assets, net(5)	$7,348	$7,342	$5,649	$5,651	$5,674	$5,682
Total assets(6)	10,179	10,022	9,791	8,869	8,265	8,191
Short-term borrowings and current portion of long-term obligations	383	79	10	507	3	66
Long-term obligations(6)	4,135	4,400	4,468	2,875	2,580	2,498
Other non-current liabilities	1,038	1,055	2,138	2,228	2,353	2,386
Total stockholders' equity	2,486	2,451	2,134	2,183	2,294	2,277

(1)
As disclosed in Note 1 of the 2018 Q1 Form 10-Q, DPSG adopted Accounting Standards Update 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit as of January 1, 2018. The Consolidated Statements of Income for the years ended December 31, 2017, 2016 and 2015 and the quarter ended March 31, 2017 do not reflect the effect of new accounting guidance adopted on

  January 1, 2018 because management concluded that the impact of adoption was immaterial to all periods presented and will be retrospectively adjusted for the year ended December 31, 2018. The effect of the new accounting guidance would increase income from operations by $6 million, $7 million and $7 million for these years, respectively. Guarantor financial statements, Segments footnote, and selected financial data, will also be correspondingly adjusted as well.

(2)
For the year ended December 31, 2017, net income, basic earnings per share, and diluted earnings per share were impacted by the TCJA. Refer to Note 5 of the Notes to the Audited Consolidated Financial Statements included in the 2017 Form 10-K for further information.

(3)
The weighted average number of shares of common stock outstanding used in the calculation of EPS was impacted by the repurchase and retirement of DPSG common stock. For the years ended December 31, 2017, 2016, 2015, 2014 and 2013, DPSG repurchased and retired 4.4 million shares, 5.7 million shares, 6.5 million shares, 6.8 million shares and 8.7 million shares, respectively.

(4)
For the years ended December 31, 2016, 2015, 2014 and 2013, excess tax benefits on stock based compensation were reclassified from financing activities to operating activities to conform to the current year presentation as a result of the adoption of Accounting Standards Update 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share Based Payment Accounting. Refer to Note 2 of the Notes to the Audited Consolidated Financial Statements included in the 2017 Form 10-K for further information.

(5)
For the year ended December 31, 2017, investing activities and goodwill and other intangible assets, net were impacted as a result of the Bai Brands merger. Refer to Note 3 of the Notes to the Audited Consolidated Financial Statements included in the 2017 Form 10-K for additional information.

(6)
For the year ended December 31, 2016, financing activities, total assets, and long-term obligations were impacted by the issuance of senior unsecured notes with an aggregate principal amount of $1,550 million, which were issued in December 2016 in anticipation of the Bai Brands merger.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF MAPLE

        The following table presents selected historical consolidated financial data for Keurig for fiscal years ended 2015, 2014 and 2013 and for the period from September 27, 2015 to March 2, 2016, (the "predecessor period") and for Maple for fiscal year ended 2017, for the period from December 4, 2015 to September 24, 2016 (the "successor period"), and the periods from October 1, 2017 to March 31, 2018 (unaudited) and September 25, 2016 to March 25, 2017 (unaudited). The fiscal year ended September 24, 2016 includes the predecessor period from September 27, 2015 through March 2, 2016 and the successor period from December 4, 2015 through September 24, 2016.

        The consolidated statement of operations data for the periods October 1, 2017 to March 31, 2018 and September 25, 2016 to March 25, 2017 and the balance sheet data as of March 31, 2018 have been derived from Maple's unaudited consolidated financial statements, beginning on page F-1 of this proxy statement. The unaudited interim consolidated financial information has been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, reflects all adjustments of a normal recurring nature considered necessary to present fairly Maple's financial position and results of its operations and its cash flows. The statement of operations data for the fiscal year ended September 30, 2017, the successor period, the predecessor period and the fiscal year ended September 26, 2015, and the balance sheet data as of September 30, 2017 and September 24, 2016 have been derived from Maple's audited consolidated financial statements beginning on page F-1 of this proxy statement. The statement of operations data for the fiscal years ended September 27, 2014 and September 28, 2013 and the balance sheet data as of September 26, 2015, September 27, 2014 and September 28, 2013 have been derived from Maple's audited consolidated financial statements for such years, not included or incorporated by reference into this proxy statement.

        The information set forth below is not necessarily indicative of future results and should be read together with the other information contained in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of Maple" beginning on page 166 of this proxy statement and with Maple's consolidated financial statements and notes thereto beginning on page F-1 of this proxy statement.

	Successor				Predecessor
	October 1, 2017 to March 31, 2018	September 25, 2016 to March 25, 2017	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015	September 29, 2013 to September 27, 2014	September 30, 2012 to September 28, 2013

	(unaudited)	(unaudited)
	(in millions)
Consolidated Statement of Operations Data:
Net sales	$2,119	$2,182	$4,269.3	$2,293.2	$2,025.4	$4,520.0	$4,707	$4,358
Net Income Attributable to Maple Parent Holdings Corp.	$700	$202	$377.7	$109.5	$100.0	$498.3	$596.5	$483.2

	Successor			Predecessor
	March 31, 2018	September 30, 2017	September 24, 2016	September 26, 2015	September 27, 2014	September 28, 2013

	(unaudited)
	(in millions)
Consolidated Balance Sheet Data:
Total assets	$15,620	$16,105.6	$16,609.5	$4,000.1	$4,797.3	$3,761.5
Long-term debt, less current portion	$2,869	$3,660.0	$5,506.9	$330.8	$140.9	$160.2
Total stockholders' equity	$7,438	$6,827.9	$6,509.8	$2,709.4	$3,458.7	$2,635.6

 SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

        The following selected unaudited pro forma combined financial data (the "selected pro forma data") is presented to illustrate the estimated effects of the pending merger of Maple and DPSG and the other Merger Transactions (as defined herein), as further described in the notes to the unaudited pro forma combined financial information appearing elsewhere in this proxy statement. The merger will be accounted for as a reverse acquisition with Maple considered to be acquiring DPSG in the merger for accounting purposes. The selected pro forma data has been prepared using the acquisition method of accounting in accordance with ASC 805, under which the assets and liabilities of DPSG will be recorded by Maple at their respective fair values as of the date the merger is consummated. The selected unaudited pro forma combined balance sheet data gives effect to the Merger Transactions as if they had occurred on March 31, 2018. The selected unaudited pro forma combined statement of income data for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, gives effect to the Merger Transactions as if they had occurred on January 1, 2017.

        The selected pro forma data, which is preliminary in nature has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma combined financial information of the combined company appearing elsewhere in this proxy statement and the accompanying notes to the unaudited pro forma combined financial information. In addition, the unaudited pro forma combined financial information was based on, and should be read in conjunction with, the historical consolidated financial statements and related notes of each of Maple, which are included within this proxy statement, and DPSG, which are incorporated in this proxy statement by reference. For more information, see "Where You Can Find More Information" and "Unaudited Pro Forma Combined Financial Information." DPSG operates on a fiscal year that ends on December 31 of each year. Maple operates on a 52- or 53-week fiscal year that ends on the last Saturday in September. For purposes of preparing the statement of income of Maple for the twelve months ended December 30, 2017 used in the unaudited pro forma combined statement of income, Maple's results for the year ended September 30, 2017 were combined with its results for the thirteen weeks ended December 30, 2017 and its results for the thirteen weeks ended December 24, 2016 were subtracted in order to conform fiscal year ends. For purposes of preparing the statement of income of Maple for the three months ended March 31, 2018 used in the unaudited pro forma combined statement of income, Maple's results for the three months ended December 30, 2017 were subtracted from Maple's results for the six months ended March 31, 2018. Maple's twelve months ended December 30, 2017 was a 53-week period. Subsequent to the merger, the combined company is expected to adopt a fiscal year that ends on December 31 of each year.

        The selected pro forma data has been presented in accordance with SEC Regulation S-X Article 11 for illustrative purposes only and is not necessarily indicative of what the combined company's financial position or results of operations actually would have been had the Merger Transactions been consummated as of the dates indicated. In addition, the selected pro forma data does not purport to project the future financial position or operating results of the combined company. Also, as explained in more detail in the accompanying notes to the unaudited pro forma combined financial information, the preliminary fair values of assets acquired and liabilities assumed and other pro forma adjustments reflected in the selected pro forma data is subject to adjustment and may vary materially from the fair values that will be recorded upon consummation of the merger and these differences could have a material impact on the accompanying unaudited pro forma combined financial information and the combined company's future results of operations and financial position.

(amounts in millions, except per share data)	For the Twelve Months Ended December 31, 2017	For the Three Months Ended March 31, 2018
Pro Forma Combined Statement of Income Data
Net sales	$10,852	$2,526
Cost of sales	4,919	1,157
Gross profit	5,933	1,369
Income from operations	2,190	427
(Benefit) provision for income taxes(1)	(373)	88
Net income	1,724	201
Basic earnings per share	$1.24	$0.14
Diluted earnings per share	1.23	0.14

(1)
The TCJA enacted on December 22, 2017, reduced the U.S. federal statutory tax rate from 35% to 21% effective January 1, 2018. As a result of the change in tax law, for the twelve months ended December 31, 2017, the combined company recognized a tax benefit of $781 million primarily due to reducing its net U.S. deferred tax liabilities for the 14% decrease in the U.S. federal statutory tax rate.

As of March 31, 2018
Pro Forma Combined Balance Sheet Data
Goodwill and other intangible assets	$43,702
Total assets	48,509
Long-term obligations	16,467
Shareholders' equity	21,355

CERTAIN NON-GAAP PRO FORMA INFORMATION

        The unaudited pro forma combined financial statements are reported in accordance with GAAP and Article 11 of SEC Regulation S-X. In addition, we have provided the following pro forma non-GAAP financial information. We believe that these pro forma non-GAAP financial measures provide useful information about the combined company's pro forma operating results.

        These pro forma non-GAAP financial measures are not an alternative to the unaudited pro forma combined statement of income prepared in accordance with GAAP and should be considered in addition to, and not as a substitute or superior to, such pro forma financial statement. Using only the pro forma non-GAAP financial measures to analyze its performance would have material limitations because their calculation is based on our subjective determination regarding the nature and classification of events and circumstances that investors may find significant. For each of these pro forma non-GAAP financial measures, a reconciliation of the differences between the pro forma non-GAAP measure and the most directly comparable pro forma GAAP measure has been provided. Although other companies report non-GAAP net income and diluted earnings per share, numerous methods may exist for calculating a company's non-GAAP net income and diluted earnings per share. As a result, the method used to calculate the combined company's pro forma non-GAAP financial measures may differ from the methods used by other companies to calculate their non-GAAP measures.

        "As Adjusted" Income from Operations, Income Before Provision (Benefit) for Income Taxes and Equity in Loss of Unconsolidated Subsidiaries, Provision (Benefit) for Income Taxes, Net Income and Diluted Earnings per Share are defined as pro forma results adjusted for the unrealized mark-to-market impact of derivatives not designated as hedges in accordance with GAAP, the amortization associated with definite-lived intangible assets, the amortization of the deferred financing costs associated with the DPSG merger and Keurig Acquisition (as defined below), stock compensation expense attributable to the matching awards made to employees who made an initial investment in the Keurig Green Mountain, Inc. Executive Ownership Plan and certain items that are excluded for comparison purposes to prior year periods. These certain items excluded for comparison purposes include (i) the impact of the recent federal tax law change; (ii) restructuring expenses; (iii) acquisition and integration expenses related to the Transactions, the Keurig Acquisition and the Bai Brands merger; (iv) legal and accounting expenses related to antitrust litigation, the completed SEC inquiry as it relates to prior periods, and associated pending securities and stockholder derivative class action litigation; (v) a pricing dispute settlement outside our normal course of business; and (vi) the loss on early extinguishment of debt related to the completion of a tender offer and redemption of debt. The tax impact of each of the items excluded from the combined company's GAAP results was computed based on the facts and tax assumptions associated with each item.

        The following tables presents certain pro forma non-GAAP measures for the combined company, reconciled to the Pro Forma Combined Statement of Income, for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018:

	Twelve Months Ended December 31, 2017
(in millions, except per share data)	Income from Operations	Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	Provision (benefit) for income taxes	Net Income	Diluted Earnings per Share
As reported(1)	$2,190	$1,353	$(373)	$1,724	$1.23
Adjusted for:
Mark to market	(23)	(93)	(30)	(63)	(0.04)
Amortization of definite-lived intangibles	108	108	33	75	0.05
Amortization of deferred financing costs	—	76	28	48	0.03
Stock compensation expense	32	32	7	25	0.02
Items excluded for comparison purposes:
Impact of U.S. tax reform	—	—	781	(781)	(0.56)
Restructuring expenses	54	54	17	37	0.03
Acquisition and integration expenses	90	90	29	61	0.04
Litigation expense	(1)	(1)	—	(1)	—
Loss on extinguishment of debt	—	121	39	82	0.06

As adjusted(2)	$2,450	$1,740	$531	$1,207	$0.86

(1)
"As reported" is derived from the Pro Forma Combined Statement of Income for the twelve months ended December 31, 2017 included in this proxy statement under "Unaudited Pro Forma Combined Financial Information."

(2)
"As adjusted" is a non-GAAP financial measure.

        If the TCJA had been effective as of January 1, 2017, we estimate that for the twelve months ended December 31, 2017, the combined company would have increased its benefit for income taxes and net income by $109 million. This result would have increased diluted earnings per share by $0.08.

	Three Months Ended March 31, 2018
(in millions, except per share data)	Income from Operations	Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	Provision (benefit) for income taxes	Net Income	Diluted Earnings per Share
As reported(1)	$427	$295	$88	$201	$0.14
Adjusted for:
Mark to market	11	(20)	(6)	(14)	(0.01)
Amortization of definite-lived intangibles	34	34	9	25	0.02
Amortization of deferred financing costs	—	(17)	(5)	(12)	(0.01)
Stock compensation expense	5	5	1	4	—
Items excluded for comparison purposes:
Restructuring expenses	6	6	2	4	—
Acquisition and integration expenses	56	60	16	44	0.03
Pricing dispute settlement	3	3	1	2	—
Loss on extinguishment of debt	—	1	—	1	—

As adjusted(2)	$542	$367	$106	$255	$0.17

(1)
"As reported" is derived from the Pro Forma Combined Statement of Income for the three months ended March 31, 2018 included in this proxy statement under "Unaudited Pro Forma Combined Financial Information."

(2)
"As adjusted" is a non-GAAP financial measure.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

        The unaudited pro forma combined financial information is presented to illustrate the estimated effects of the pending merger between Maple and DPSG and the other Merger Transactions, as further described below, based on the historical financial position and results of operations of Maple and DPSG. It is presented as follows:

  •
  The unaudited pro forma combined balance sheet as of March 31, 2018 was prepared based on (i) the historical unaudited consolidated balance sheet of DPSG as of March 31, 2018 and (ii) the historical unaudited consolidated balance sheet of Maple as of March 31, 2018.

  •
  The unaudited pro forma combined statement of income for the twelve months ended December 31, 2017 was prepared based on (i) the historical audited consolidated statement of income of DPSG for the fiscal year ended December 31, 2017 and (ii) the historical audited consolidated statement of income of Maple for the fiscal year ended September 30, 2017, and the historical unaudited consolidated statements of income of Maple for the thirteen weeks ended December 30, 2017 and December 24, 2016. For purposes of preparing the statement of income of Maple for the trailing twelve months ended December 30, 2017 used in the unaudited pro forma combined statement of income, Maple's results for the fiscal year ended September 30, 2017 were combined with its results for the thirteen weeks ended December 30, 2017 and its results for the thirteen weeks ended December 24, 2016 were subtracted.

  •
  The unaudited pro forma combined statement of income for the three months ended March 31, 2018 was prepared based on (i) the historical unaudited consolidated statement of income of DPSG for the fiscal quarter ended March 31, 2018 and (ii) the historical unaudited consolidated statement of income of Maple for the thirteen weeks ended March 31, 2018.

        DPSG operates on a fiscal year that ends on December 31 of each year. Maple operates on a 52- or 53-week fiscal year that ends on the last Saturday in September. Maple's twelve months ended December 30, 2017 was a 53-week period. Subsequent to the merger, the combined company is expected to adopt a fiscal year that ends on December 31 of each year.

        The merger will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with ASC 805. Maple will be the acquirer solely for financial accounting purposes. The unaudited pro forma combined financial information set forth below primarily gives effect to the following (the "Merger Transactions"):

  •
  adjustments to conform the accounting policies of DPSG to those of Maple;

  •
  the consummation of the merger;

  •
  the application of the acquisition method of accounting in connection with the merger, which includes the estimated special cash dividend to the holders of record of the outstanding shares of DPSG common stock as of a record date immediately prior to the effective time of the merger;

  •
  the financing of the Notes, the Term Loan Facility and the Revolving Credit Facilities in connection with the merger.

  •
  the funding of the Equity Commitment and the issuance of new equity in connection with the merger; and

  •
  transaction costs in connection with the merger and related financing.

        In addition, with respect to the unaudited pro forma combined statements of income, the unaudited pro forma adjustments are expected to have a continuing impact on the combined company's results of operations. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial information. The unaudited pro forma combined balance sheet data gives effect to the Merger Transactions as if they had occurred on March 31, 2018. The unaudited pro forma combined statement of income data for the twelve months ended December 31, 2017 and three months ended March 31, 2018 give effect to the Merger Transactions as if they had occurred on January 1, 2017.

        The unaudited pro forma combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company's financial position or results of operations actually would have been had the Merger Transactions been completed as of the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma combined financial information to give effect to unaudited pro forma events that are directly attributable to the Merger Transactions, factually supportable and, with respect to the unaudited pro forma combined statements of income, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma combined statements of income do not include any pro forma adjustments to reflect certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity and one-time transaction related costs.

        The unaudited pro forma combined financial information has been prepared using the acquisition method of accounting under existing GAAP standards, which are subject to change. Maple will be deemed the acquirer in the merger for accounting purposes and DPSG will be treated as the acquiree, based on a number of factors considered at the time of preparation of this proxy statement. The acquisition accounting is dependent upon certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the Merger Transactions and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the merger. The assets and liabilities of DPSG and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that DPSG and Maple believe are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting will occur and could be significant, and these differences could have a material impact on the accompanying unaudited pro forma combined financial information and the combined company's future results of operation and financial position.

        The unaudited pro forma combined financial information has been compiled in a manner consistent with the accounting policies adopted by Maple. Upon completion of the merger, the combined company will perform a detailed review of DPSG's accounting policies. As a result of that review, the combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of DPSG as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in Maple's consolidated financial statements for purposes of preparation of the unaudited pro forma combined financial information. Transactions between Maple and DPSG during the periods presented in the unaudited pro forma combined financial information were not significant.

        This unaudited pro forma combined financial information was derived from the following historical consolidated financial statements of Maple and DPSG:

  •
  Separate historical financial statements of Maple as of and for the fiscal year ended September 30, 2017, and as of and for the thirteen weeks ended March 31, 2018, December 30, 2017 and December 24, 2016;

  •
  Separate historical financial statements of DPSG as of and for the fiscal year ended December 31, 2017, and as of and for the three months ended March 31, 2018 and the related notes in DPSG's 2017 Form 10-K and first quarter 2018 Form 10-Q and incorporated by reference into this proxy statement.

        This unaudited pro forma combined financial information should be read in conjunction with the accompanying notes, as well as the following historical consolidated financial statements of Maple and DPSG, and the related notes of DPSG.

Pro Forma Combined Balance Sheets

As of March 31, 2018

	Historical as of March 31, 2018
(in millions, except share and per share data)	Dr Pepper Snapple Group, Inc.	Maple Parent Holdings Corp.	Reclassifications			Pro Forma Merger Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$13	$122	$			$(135)	5(b)	$—
Restricted cash and restricted cash equivalents	16	—		—		—		16
Accounts receivable:								—
Trade, net	700	370		—		—		1,070
Other	49	—		(49)	4(a)	—		—
Inventories	243	389		(25)	4(b)	34	5(c)	641
Income taxes receivable	—	48		—		—		48
Prepaid expenses and other current assets	225	62		74	4(a) 4(b)	—		361

Total current assets	1,246	991		—		(101)		2,136
Property, plant and equipment, net	1,198	770		—		—		1,968
Investments in unconsolidated subsidiaries	36	93		—		53	5(d)	182
Goodwill	3,564	9,788		—		6,452	5(e)	19,804
Other intangible assets, net	3,784	3,808		—		16,306	5(f)	23,898
Other non-current assets	286	142		—		—		428
Deferred tax assets	65	28		—		—		93

Total assets	$10,179	$15,620		$—		$22,710		$48,509

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$377	$1,628		$—		$—		$2,005
Accrued Expenses	—	179		631	4(c)	189	5(h)	999
Deferred revenue	64	3		—		(64)	5(g)	3
Short-term borrowings and current portion of long-term obligations	383	219		(14)	4(d)	—		588
Current portion of capital lease and financing obligations	—	6		14	4(d)	—		20
Income taxes payable	39	2		—		—		41
Other current liabilities	761	5		(631)	4(c)	—		135

Total current liabilities	1,624	2,042		—		125		3,791
Long-term obligations	4,135	2,869		(172)	4(e)	9,635	5(i)	16,467
Long-term obligations—related party	—	1,815		—		(1,815)	5(j)	—
Capital lease and financing obligations, less current	—	96		172	4(e)	—		268
Deferred tax liabilities	623	1,017		—		4,660	5(k)	6,300
Non-current deferred revenue	1,038	—		—		(1,038)	5(g)	—
Other non-current liabilities	273	55		—		—		328

Total liabilities	7,693	7,894		—		11,567		27,154
Commitments and contingencies
Non-controlling Interest	—	288		—		(288)	5(l)	—
Stockholders' equity:
Preferred stock	—	—		—		—		—
Common stock	2	—		—		12	5(l)	14
Additional paid-in capital	—	6,385		—		14,050	5(l)	20,435
Retained earnings	2,667	978		—		(2,814)	5(l)	831
Accumulated other comprehensive income (loss)	(183)	75		—		183	5(l)	75

Total stockholders' equity	2,486	7,438		—		11,431		21,355

Total liabilities and stockholders' equity	$10,179	$15,620		$—		$22,710		$48,509

See the accompanying notes to the unaudited pro forma combined financial information.

Pro Forma Combined Statement of Income

Twelve months ended December 31, 2017

	Historical
	For the twelve months ended
	December 31, 2017	December 30, 2017 (unaudited)
(in millions, except share and per share data)	Dr Pepper Snapple Group, Inc.	Maple Parent Holdings Corp.	Reclassification		Pro Forma Merger Adjustments		Pro Forma Combined
Net sales	$6,690	$4,226	$—		$(64)	6(a)	$10,852
Cost of sales	2,695	2,224	—		—		4,919

Gross profit	3,995	2,002	—		(64)		5,933
Selling, general and administrative expenses	2,556	845	(763)	4(f)4(g)4(h)4(i)	—		2,638
Transportation and warehousing expenses	—	240	843	4(f)	—		1,083
Transaction costs	—	—	19	4(g)	—		19
Depreciation and amortization	102	—	(102)	4(i)	—		—
Other operating income, net	(51)	—	—		—		(51)
Restructuring expenses	—	51	3	4(h)	—		54

Income from operations	1,388	866	—		(64)		2,190
Interest expense	164	155	1	4(j)	378	6(b)	698
Interest expense—Related Party	—	100	—		(100)	6(c)	—
Interest income	(3)	—	3	4(k)			—
Loss on early extinguishment of debt	62	59	—		—		121
Gain on financial instruments, net	—	(2)	(1)	4(j)	—		(3)
Loss on foreign currency, net	—	27	—		—		27
Other loss (income), net	(8)	5	(3)	4(k)	—		(6)

Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	1,173	522	—		(342)		1,353
Provision (benefit) for income taxes	95	(335)	—		(133)	6(d)	(373)

Income before equity in loss of unconsolidated subsidiaries	1,078	857	—		(209)		1,726
Equity in loss of unconsolidated subsidiaries, net of tax	(2)	—	—		—		(2)

Net income	1,076	857	—		(209)		1,724

Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	(10)	—		10	6(e)	—

Net Income Attributable to the combined company	$1,076	$847	$—		$(199)		$1,724

Earnings per common share:
Basic	$5.91						$1.24
Diluted	5.89						1.23
Weighted average common shares outstanding:
Basic	182.0				1,209.3		1,391.3
Diluted	182.8				1,224.4		1,407.2

See the accompanying notes to the unaudited pro forma condensed combined financial information.

Pro Forma Combined Statement of Income

Three months ended March 31, 2018

	Historical
	For the three months ended
	March 31, 2018 (unaudited)
(in millions, except share and per share data)	Dr Pepper Snapple Group, Inc.	Maple Parent Holdings Corp.	Reclassification		Pro Forma Merger Adjustments		Pro Forma Combined
Net sales	$1,594	$948	$—		$(16)	6(a)	$2,526
Cost of sales	681	476	—		—		1,157

Gross profit	913	472	—		(16)		1,369
Selling, general and administrative expenses	626	190	(199)	4(f)4(g)4(i)	—		617
Transportation and warehousing expenses	—	56	214	4(f)	—		270
Transaction costs	—	36	12	4(g)	—		48
Depreciation and amortization	27	—	(27)	4(i)	—		—
Other operating (income) expense, net	1	—	—		—		1
Restructuring expenses	—	6	—		—		6

Income from operations	259	184	—		(16)		427
Interest expense	41	25	—		73	6(b)	139
Interest expense—Related Party	—	25	—		(25)	6(c)	—
Interest income	(1)	—	1	4(k)	—		—
Loss on early extinguishment of debt	—	1	—		—		1
Gain on financial instruments, net	—	(28)	—		—		(28)
Loss on foreign currency, net	—	13	—		—		13
Other loss (income), net	—	8	(1)	4(k)	—		7

Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	219	140	—		(64)		295
Provision (benefit) for income taxes	54	51	—		(17)	6(d)	88

Income before equity in loss of unconsolidated subsidiaries	165	89	—		(47)		207
Equity in loss of unconsolidated subsidiaries, net of tax	(6)	—	—		—		(6)

Net income	159	89	—		(47)		201

Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	(1)	—		1	6(e)	—

Net Income Attributable to the combined company	$159	$88	$—		$(46)		$201

Earnings per common share:
Basic	$0.88						$0.14
Diluted	0.88						0.14
Weighted average common shares outstanding:
Basic	179.9				1,209.0		1,388.9
Diluted	180.8				1,224.0		1,404.8

See the accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1.     Description of the Merger Transactions

        On January 29, 2018, DPSG entered into the merger agreement by and among DPSG, Maple and Merger Sub. Pursuant to the terms of the merger agreement, Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG. For financial reporting and accounting purposes, Maple will be the acquirer of DPSG upon completion of the merger.

        Maple is the indirect parent of Keurig, a leading producer of specialty coffee and innovative single-serve brewing systems. The combined businesses will create Keurig Dr Pepper Inc., a new beverage company of scale with a portfolio of iconic consumer brands and expanded distribution capability to reach virtually every point of sale in North America.

        In consideration for the merger, each share of Maple common stock issued and outstanding immediately prior to the effective time shall be converted into the right to receive a number of fully paid and nonassessable shares of DPSG common stock pursuant to an exchange ratio set forth in the merger agreement, which is the product of (i) 6.6923 and (ii) the quotient obtained by dividing the number of fully diluted DPSG shares by the number of fully diluted Maple shares, each calculated in accordance with the merger agreement as of the close of business on the business day immediately preceding the closing date and after giving effect to the Maple Parent Restructuring, subject to any withholding of taxes required by law. See Note 5 for the exchange ratio used in the pro forma financial information.

        The merger agreement provides that DPSG will declare a special cash dividend equal to $103.75 per share, subject to any withholding of taxes required by law, payable to holders of its common stock as of the record date for the special cash dividend.

        As a result of the merger, the holders of equity interests of Maple as of immediately prior to the effective time will collectively own approximately 87% of the outstanding shares of the common stock of the combined company, on a fully diluted basis, and the holders of DPSG common stock as of immediately prior to the effective time will own approximately 13% of the outstanding shares of the common stock of the combined company, on a fully diluted basis.

        Maple expects to finance the special cash dividend payable to DPSG stockholders, as well as other fees and expenses related to the merger and the other Merger Transactions, primarily through debt financing, the issuance of equity to the Sponsor and cash on hand. As such, Maple has already secured an Equity Commitment from the Sponsor and commitments for the Bridge Facility and for a new Term Loan Facility and new Revolving Credit Facilities, each as described further elsewhere in this proxy statement in the section entitled "The Merger—Financing Matters," and has offered and sold the Notes described in this proxy statement.

2.     Basis of Presentation

        The unaudited pro forma combined financial information is prepared in accordance with Article 11 of SEC Regulation S-X. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma combined financial information to give effect to unaudited pro forma events that are:

  •
  directly attributable to the merger;

  •
  factually supportable; and

  •
  with respect to the unaudited pro forma combined statements of income, expected to have a continuing impact on the results of operations of the combined company.

        The merger will be treated as a business combination for accounting purposes, with Maple as the deemed accounting acquirer and DPSG as the deemed acquiree. Therefore, the historical basis of Maple's assets and liabilities will not be affected by the merger. In identifying Maple as the acquiring entity, the companies took into account the structure of the merger, relative outstanding share ownership and the composition of the combined company's board of directors.

        The unaudited pro forma combined financial information was prepared using the acquisition method of accounting in accordance with ASC 805, which requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date.

        The acquisition method of accounting uses the fair value concepts defined in ASC 820, "Fair Value Measurement" ("ASC 820"). Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants.

        Fair value measurements can be highly subjective and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

        Fair value estimates were determined based on preliminary discussions between Maple and DPSG management, due diligence efforts and information available in public filings. The allocation of the aggregate merger consideration used in the preliminary unaudited pro forma combined financial information is based on preliminary estimates. The estimates and assumptions are subject to change as of the effective time of the merger. The final determination of the allocation of the aggregate merger consideration will be based on the actual tangible and intangible assets and the liabilities of DPSG at the effective time of the merger. Refer to Note 6 for additional information.

        For pro forma purposes, the valuation of consideration transferred is based on, amongst other things, the number of DPSG common stock outstanding as of March 31, 2018. Refer to Note 5 for additional information. This is used for pro forma purposes only. The consideration transferred will ultimately be based on the number of DPSG common stock outstanding as of immediately prior to the effective time, which could materially change.

        DPSG operates on a fiscal year that ends on December 31 of each year. Maple operates on a 52- or 53-week fiscal year that ends on the last Saturday in September. Subsequent to the merger, the combined company will adopt a fiscal year ending on December 31.

        The selected unaudited pro forma combined balance sheet data gives effect to the Merger Transactions as if it had occurred on March 31, 2018. The selected unaudited pro forma combined statements of income data for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, gives effect to the Merger Transactions as if it had occurred on January 1, 2017.

        The unaudited pro forma combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma combined financial information has not been adjusted to give effect to certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma combined financial information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the combination that are not expected to have a continuing impact on the business of the combined company. Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, the closing of the merger are not included in the unaudited pro forma combined statements of income. However, the impact of such transaction expenses is reflected in the unaudited pro forma combined balance sheet as a decrease to retained earnings and as an increase to accrued expenses.

3.     Accounting Policies

        The unaudited pro forma combined financial information has been compiled in a manner consistent with the accounting policies of Maple. Following the merger, the combined company will conduct a review of accounting policies of DPSG in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to Maple's accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma combined financial information.

4.     DPSG Reclassifications

        Certain financial information of DPSG has been reclassified to conform to the historical presentation in Maple's consolidated financial statements as set forth below.

        Reclassification of the unaudited pro forma combined balance sheet and income statement as of March 31, 2018:

A.
Other Receivables / Prepaid Expenses and Other Current Assets

        Current assets of $49 million were reclassified from "Other receivables" to "Prepaid expenses and other current assets", as other receivables are included in prepaid expenses and other current assets in Maple's balance sheet presentation.

B.
Inventories / Prepaid Expenses and Other Current Assets

        Spare parts inventories of $25 million were reclassified from "Inventories" to "Prepaid expenses and other current assets" to conform to Maple's balance sheet presentation.

C.
Other Current Liabilities / Accrued Expenses

        Current liabilities of $631 million were reclassified from "Other current liabilities" to "Accrued expenses" for certain operating expenses, which excludes dividends payable, derivative instruments and liabilities associated with the Bai Brands merger, to conform to Maple's balance sheet presentation.

D.
Short-Term Borrowings and Current Portion of Long-Term Obligations / Current Portion of Capital Lease Financing

        Current liabilities of $14 million related to capital leases were reclassified from "Short-term borrowings and current portion of long-term obligations" to the "Current portion of capital lease financing" to conform to Maple's balance sheet presentation.

E.
Long-Term Obligations / Capital Lease and Financing Obligations, Less Current

        Long-term obligations of $172 million related to capital leases were reclassified from "Long-term obligations" to "Capital lease and financing obligations, less current" to conform to Maple's balance sheet presentation.

        Reclassification of the unaudited pro forma combined statements of income for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018:

F.
Selling, General and Administrative Expenses / Transportation and Warehousing Expenses

        Transportation and warehousing expenses of $843 million and $214 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, were reclassified from "Selling, general and administrative expenses" to "Transportation and warehousing expenses" to conform to Maple's statement of income presentation.

G.
Selling, General and Administrative Expenses / Transaction Costs

        Transaction costs of $19 million and $12 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, were reclassified from "Selling, general and administrative expenses" to "Transaction costs" to conform to Maple's statement of income presentation.

H.
Selling, General and Administrative Expenses / Restructuring Expenses

        Restructuring expenses of $3 million for the twelve months ended December 31, 2017 were reclassified from "Selling, general and administrative expenses" to "Restructuring expenses" to conform to Maple's statement of income presentation. DPSG did not incur restructuring expenses for the three months ended March 31, 2018.

I.
Depreciation and Amortization / Selling, General and Administrative Expenses

        Depreciation and amortization expenses of $102 million and $27 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, were reclassified from "Depreciation and amortization" to "Selling, general and administrative expenses" to conform to Maple's statement of income presentation.

J.
Interest Expense / Gain on Financial Instruments, Net

        Gains of $1 million for the twelve months ended December 31, 2017 associated with economic interest rate hedges were reclassified from "Interest expense" to "Gain on financial instruments, net" to conform to Maple's statement of income presentation. DPSG did not incur gains or losses on economic interest rate hedges for the three months ended March 31, 2018.

K.
Interest Income / Other Loss (Income), Net

        Interest income of $3 million and $1 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, was reclassified from "Interest income" to "Other loss (income), net" to conform to Maple's statement of income presentation.

5.     Unaudited Pro Forma Combined Balance Sheet Adjustments

        The following provides explanations of the various adjustments to the unaudited pro forma combined balance sheet.

        Pursuant to the Equity Commitment, Maple will issue new shares of its common stock to the Sponsor to finance the transaction for aggregate gross proceeds totaling $9,000 million, which will be used to fund, in part the special cash dividend. As further described in Note 1, each share of Maple common stock issued and outstanding immediately prior to the effective time of the merger will be converted into a number of newly issued shares of Keurig Dr Pepper common stock pursuant to the exchange ratio described in Note 1. Below is a preliminary estimate of the purchase consideration to

DPSG stockholders and the allocation of the purchase price to acquired identifiable assets and assumed liabilities.

(in millions)	Amounts as of the Transaction Date
Purchase consideration
Preliminary estimate of fair value of DPSG common shares outstanding	$21,619
Preliminary estimate of fair value of stock-based awards to vest at close	294

Fair value of total estimated consideration transferred	$21,913

Historical book value of net assets acquired
Book value of net assets acquired at March 31, 2018	$2,486
Adjustments to reflect preliminary fair value of assets acquired and liabilities assumed:
Inventories	34
Investment in unconsolidated subsidiaries	53
Other intangible assets	16,306
Deferred revenue	64
Long-term debt	140
Deferred tax liabilities	(4,660)
Non-current deferred revenue	1,038
Goodwill	6,452

Estimate of consideration expected to be transferred	$21,913

A.
Preliminary Estimate of Fair Value of Common Shares

        The total estimated merger consideration is calculated as follows:

(in millions, except share and per share data)
Number of DPSG ordinary shares outstanding as of March 31, 2018	180,218,713
Outstanding share-based awards as of March 31, 2018 expected to vest at close	2,449,097

Total shares of DPSG common stock outstanding as of closing of the merger	182,667,810
DPSG share price as of April 27, 2018	$119.96

Preliminary Estimate of fair value of common shares	$21,913

        DPSG's share price was used because, as a privately held company, Maple does not have a readily observable market price at the time of this proxy statement. When evaluating the trading value of DPSG common stock as an estimate of the fair value of equity consideration exchanged, management determined that the trading value of DPSG common stock includes the value of the special cash dividend. Subsequent to the announcement of the merger, the DPSG stock increased to a price reflective of the special cash dividend and the dilution to equity value of existing shares that will result from the issuance of additional shares upon consummation of the merger. Since the special cash dividend has not yet been declared and the record date for the special cash dividend will not occur until the close of business on the business day immediately preceding the closing date of the merger, and since holders of DPSG common stock as of such record date will receive the special cash dividend for each share of DPSG common stock held by such holder, while continuing to own the same shares of DPSG common stock held by such holders as of time of such record date, the value of the special cash dividend continues to be reflected in the trading price (i.e., DPSG common stock is not currently trading ex-dividend).

        A 20% increase to the DPSG share price would increase the purchase price by $4.38 billion, and a 20% decrease in share price would decrease the purchase price by $4.38 billion, both with a corresponding change to goodwill. The actual purchase price will fluctuate until the closing date of the merger and the final valuation could differ significantly from the current estimate. If these fluctuations were to occur before the effective time of the merger, adjustments to reflect the preliminary fair values and goodwill would be:

Share Price Sensitivity Analysis	20% increase in DPSG share price	20% decrease in DPSG share price
Preliminary fair value of common shares issued	$25,943	$17,295
Preliminary fair value of replacement stock-based awards	353	235
Preliminary fair value adjustment to goodwill	10,835	2,069
B.
Cash and Cash Equivalents

        Cash and cash equivalents have been adjusted for the following:

(in millions)
Equity Investment by Sponsor(1)	$9,000
Proceeds from Financing(2)	12,400
Proceeds from short-term borrowing against New Credit Facilities(3)	286
Pay-down of existing Keurig Green Mountain debt(4)	(2,869)
Special Cash Dividend Payment(5)	(18,952)

Total pro forma adjustment to cash and cash equivalents	$(135)

(1)
Represents funds provided by the Sponsor in an amount of $9,000 million. See 5(L).

(2)
Represents the amount expected to be issued by Maple. See 5(I).

(3)
In the event that Maple planned distributions related to the special cash dividend and pay-down of existing debt would exceed cash on hand, Maple has multiple options available to secure additional funds, including but not limited to cash flow from operations and additional investment from the Sponsor. While Maple anticipates that cash flow from operations, in addition to the planned loan issuance will provide sufficient liquidity to fund the special cash dividend, pro forma rules prohibit the inclusion of certain of these more likely anticipated cash flows as adjustments in the combined pro forma financial statements above. Accordingly, this adjustment reflects a draw on Maple's committed revolving credit facility to fund any deficit as a result of other pro forma cash adjustments above. See 5(I).

(4)
Represents pay-down of existing Keurig debt. See 5(I).

(5)
Represents the estimated special cash dividend to the holders of record of the outstanding shares of DPSG common stock as of a record date immediately prior to the effective time of the merger of $103.75 per share in respect of such shares of DPSG common stock held by them. See 5(L).
C.
Inventories

        Represents an adjustment of $34 million based on the preliminary fair value estimate as part of purchase accounting.

D.    Investments in Unconsolidated Subsidiaries

        Represents an adjustment of $53 million to increase the carrying value of DPSG's investment in unconsolidated subsidiaries to reflect the fair value of these investments based on the most recent orderly equity transaction.

E.    Goodwill

        Represents the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets net of liabilities and is estimated to be $10,016 million, which is an increase of $6,452 million over DPSG's book value of goodwill prior to the merger. The estimated goodwill to be recognized is attributable to operational and general and administrative cost synergies resulting from the warehouse and transportation integration, direct procurement savings on overlapping materials, purchasing scale on indirect spend categories and optimization of duplicate positions and processes. The combined company may also enjoy revenue synergies, driven by a strong portfolio of brands with exposure to higher growth segments and the ability to leverage DPSG's and Maple's collective distribution strength. The goodwill created in the merger is not expected to be deductible for tax purposes.

F.     Other Intangible Assets

        Represents adjustments to record the preliminary estimated fair value of intangibles of approximately $20,090 million, which is an increase of $16,306 million over DPSG's book value of other intangible assets prior to the merger. The general categories of the acquired identified intangible assets are expected to be the following:

(in millions)	Estimated Useful Life	DPSG Historical Carrying Value	Estimated Fair Value Adjustment	Estimated Fair Value
Brands	Indefinite	$3,697	$16,306	$20,003
Distribution rights	Indefinite	32	—	32
Customer relationships	7 years	26	—	26
Non-compete agreements	2 - 4 years	19	—	19
Allied brand distribution rights	5 - 15 years	10	—	10

Total		$3,784	$16,306	$20,090

        The fair value estimate for all identifiable intangible assets is preliminary and is based on assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold, or are intended to be used in a manner other than their best use. The final determination of fair value of intangible assets, as well as estimated useful lives, remains subject to change. The finalization may have a material impact on the valuation of intangible assets and the purchase price allocation, which is expected to be finalized subsequent to the merger.

G.    Current and Non-current Deferred Revenue

        Represents the reduction to current and non-current deferred revenue, which includes $64 million and $1,038 million related to the fair value adjustments for DPSG which were required to be made in purchase price accounting as no continuing performance obligations exist by DPSG currently exist for the arrangements with PepsiCo and Coca-Cola. The only performance obligation DPSG has (and the combined entity will have) with PepsiCo and Coca-Cola is to be prepared to sell and deliver all concentrates used in the manufacture of beverages under the arrangements as PepsiCo and Coca-Cola place orders for these concentrates.

H.    Accrued Expenses

        Represents an adjustment of $189 million to accrue for the transaction costs and accrued deferred financing fees of Maple and DPSG.

I.      Long Term Obligations

        Long term obligations have been adjusted for the following:

(in millions)
Unsecured loan issuance(1)	$12,400
Pay down of existing Keurig Green Mountain debt	(2,869)
Short-term borrowing against revolving credit facility	286
Deferred debt issuance costs (net)	(42)
Fair value adjustment to decrease DPSG existing debt(2)	(140)

Total	$9,635

(1)
Represents $8,000 million aggregate principal amount of the Notes and the $2,700 million of term loan facility and $1,700 million under the revolving credit facility under the new credit facilities executed on February 28, 2018.

(2)
Represents the estimated fair value adjustment of $140 million related to DPSG's historical long-term debt, being assumed by Maple in the transaction. The trading value of DPSG's outstanding long-term debt as of March 31, 2018 was used to estimate the fair value of this debt at $4,085 million, or a reduction of $140 million to the carrying value of $4,225 million.

        DPSG expects that all series of senior unsecured notes outstanding under the Indentures will remain outstanding following the closing date. The Indentures require DPSG (or any successor to DPSG) to offer to repurchase all outstanding notes of a series at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase if DPSG undergoes a change of control and the credit rating of the relevant series is downgraded to below investment grade by each of Moody's and S&P within 60 days after the change of control. Because the merger will constitute a change of control of DPSG, if the credit ratings of any series of notes issued pursuant to the Indentures are downgraded to below investment grade within 60 days following the effectiveness of the merger, the combined company would be required to offer to repurchase all outstanding notes of each such series on such terms. However, following the announcement of the Merger Transactions and based on their disclosed terms, each of S&P, on January 29, 2018, and Moody's, on January 30, 2018, released public statements indicating their expectation that the combined company would continue to be rated investment grade following the closing. DPSG's long-term credit ratings were downgraded by Moody's on May 11, 2018 and by S&P on May 14, 2018, but remain investment grade. Accordingly, based on such statements, DPSG's current credit ratings, as well as, the proposed capital structure of the combined company, including the proposed refinancing of certain indebtedness of Maple outstanding prior to the consummation of the merger, the anticipated value creation and synergies of the merger and the anticipated timing of the closing of the merger, DPSG anticipates that these notes will continue to be rated investment grade following the closing date and that the combined company will not be required to make a change of control offer.

J.     Long Term Obligations—Related Party

        Represents the capitalization of related party debt of $1,815 million with the Sponsor and Mondelēz LLC into additional paid in capital prior to the merger.

K.    Deferred Tax Liabilities

        Represents the estimated adjustment of $4,381 million related to DPSG's historical deferred tax liabilities deemed to be assumed by Maple in the merger and the adjustment of $279 million to write-off the deferred tax asset associated with the deferred revenue pro forma adjustment. The estimate of deferred taxes was determined based on the changes in the book basis of the net assets to be acquired compared to the historical basis reflected in DPSG's historical financial statements. An estimated weighted average statutory rate of 26.50% was applied. This estimate of deferred income tax is preliminary and is subject to change based on the combined company's final determination of the assets acquired and liabilities assumed by jurisdiction and their respective fair values, adjustments to valuation allowances, and the applicable jurisdictional tax rate.

        The estimated adjustment of $4,381 million related to DPSG's historical deferred tax liabilities deemed to be assumed by the combined company in the merger is calculated as follows:

(in millions) Item	Amount	Note
Increase in fair value of:
Intangible assets	$16,306	5(f)
Long-term obligations	140	5(i)
Investment in unconsolidated subsidiaries	53	5(d)
Inventories	34	5(c)

Total increase in fair value of assets acquired and liabilities assumed by Maple in the merger	$16,533

Estimated weighted average statutory rate	26.50%
Estimated adjustment related to DPSG's historical deferred tax liabilities deemed to be assumed by Maple	$4,381

        The estimated weighted average statutory rate of 26.50% was derived from the assumption that the majority of the increase in fair value was in the U.S., which resulted in the combination of the U.S. federal statutory rate of 21.0% and an estimated state statutory rate of 5.5%.

L.     Total Stockholders' Equity

        Represents the elimination of DPSG common stock, retained earnings, and accumulated other comprehensive loss, as well as the following adjustments to reflect the capital structure of the combined company:

        (a)   Removal of Maple Employee redeemable non-controlling interest and mezzanine equity awards of $288 million related to shares held by certain employees in the Keurig Green Mountain, Inc. Executive Ownership Plan which will be converted into shares of the combined company upon the merger.

        (b)   An increase in common stock of $12 million represents the adjustment to the aggregate historical par value of Maple and DPSG, to reflect 1.39 billion shares outstanding at a total par value of $14 million ($0.01 par value per share) calculated as follows:

(in millions, except share and per share data)
Number of shares of DPSG common stock outstanding as of March 31, 2018	180,218,713
Outstanding share-based awards as of March 31, 2018 expected to vest at close	2,449,097

Total shares of DPSG common stock outstanding as of merger close	182,667,810

Shares of Maple common stock outstanding	8,200,000
Shares of Maple common stock issued for equity investment by the Sponsor	4,222,795
Shares of Maple Sub common stock outstanding converted to Maple common stock	90,151

Total shares of Maple common stock outstanding at effective time of the merger	12,512,946
Exchange Ratio(1)	96.427

Number of combined company shares expected to be issued to the Sponsor and Mondelēz LLC as of closing of the merger	1,206,585,844

Total estimated combined company shares following the closing of the merger	1,389,253,654
Par value per share	$0.01

Common stock total par value at merger	$14

(1)
The exchange ratio above is computed as of March 31, 2018. Under the terms of the merger agreement, the exchange ratio will be based on the number of shares of DPSG common stock and Maple common stock outstanding, on a fully diluted basis, at the close of business on the business day immediately preceding the closing date. The exchange ratio in the table above assumes the impact of the equity investment by the Sponsor as the pro forma adjustment to the combined balance sheet.

        (c)   Adjustments to additional paid in capital as follows:

(in millions)
Merger consideration	$21,913
Special Dividend payment(1)	(18,952)
Equity investment by Sponsor(1)	9,000
Capitalization of related party debt(2)	1,815
Elimination of historical Maple redeemable non-controlling interest	288
Par value common stock	(14)

Total	$14,050

(1)
See 5(B) above.

(2)
Represents the adjustment related to the capitalization of related party debt with the Sponsor and Mondelēz LLC as of March 31, 2018—See 5(J).

        (d)   Adjustments to retained earnings as follows:

(in millions)
Elimination of historical DPSG retained earnings	$(2,667)
Maple transaction costs(1)	(102)
DPSG transaction costs(1)	(45)

Total	$(2,814)

(1)
Represents the adjustment related to transaction costs, primarily advisory fees to be paid at closing of the merger.

        (e)   Eliminate $183 million of historical accumulated comprehensive loss on DPSG.

6. Income Statement Adjustments

        The following provides explanations of the various adjustments to the unaudited pro forma combined statement of income.

A.    Net Sales

        Represents a decrease of $64 million and $16 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, to net sales to remove the historical deferred revenue associated with the arrangements with PepsiCo and Coca-Cola, which were eliminated in the fair value adjustments for DPSG in purchase price accounting.

        As of January 1, 2018, DPSG adopted Revenue from Contracts with Customers (Topic 606) ("ASC 606"). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in GAAP. Maple, as a private company, was not required to adopt ASC 606 as of January 1, 2018 and is currently evaluating the impact of ASC 606 on Maple's financial statements. As a result, no pro forma adjustment to net sales has been included for the three months ended March 31, 2018 to conform revenue recognition policies. The adoption of ASC 606 resulted in an immaterial impact to net sales for the three months ended March 31, 2018 for DPSG.

B.    Interest Expense

        Represents an increase to interest expense of $378 million and $73 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, which includes the following:

(in millions)	For the Twelve Months Ended December 31, 2017	For the Three Months Ended March 31, 2018
Proceeds from financing(1)	$486	$122
Elimination of Maple historical expense(2)	(155)	(25)
Short-term borrowing against new credit facilities(3)	9	2
Amortization of deferred debt issuance costs(4)	59	(21)
Amortization of fair value step up of existing DPSG debt(5)	(21)	(5)

Total	$378	$73

(1)
Represents additional interest expense calculated at an estimated 4.28% interest rate on the $8,000 million aggregate principal amount of the Notes and an assumed interest rate of 3.25% on the $2,700 million of term loan facility and $1,700 million under the revolving credit facility under the new credit facilities executed on February 28, 2018. The assumed interest rate of 3.25% represents the applicable London Interbank Offer Rate ("LIBOR") plus 125 basis points estimated to coincide with the timing of the completion of the merger.

(2)
Represents the elimination of Maple historical interest expense as a result of the pay down of existing Keurig Green Mountain debt. See 5(I) above.

(3)
Represents additional interest expense calculated at the assumed interest rate of 3.25% on the $286 million under the revolving credit facility discussed above.

(4)
For the three months ended March 31, 2018, Maple historical interest expense included $23 million of amortization related to deferred debt issuance costs associated with the Bridge Commitment. For purposes of the pro forma presentation for the twelve months ended December 31, 2017, these costs were included as a pro forma adjustment to interest expense, and as such were eliminated from interest expense for the three months ended March 31, 2018.

(5)
Decrease as a result of the step-up in fair value of existing DPSG debt (as if the Merger Transactions had occurred on January 1, 2017), which is recognized as a reduction to interest expense over the remaining term of the existing debt.

        A 1/8 percent increase or decrease in the interest rates assumed above would result in an aggregate increase or decrease to interest expense of $62 million and $15 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively.

C.    Interest Expense—Related Party

        Represents a decrease of $100 million and $25 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, due to the capitalization of related party debt of $1,815 million with Mondelēz LLC into additional paid in capital to reflect the capital structure of the combined company.

D.    Provision for Income Taxes

        Represents the income tax effect for unaudited pro forma combined statement of income adjustments related to the merger using a 38.80% and 26.50% weighted average statutory tax rate for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively. Because the adjustments contained in this unaudited pro forma combined financial information are based on estimates, the effective tax rate will likely vary from the effective rate in periods subsequent to the merger. Additionally, certain adjustments reflect transactions that will occur within legal entities located in jurisdictions which are subject to valuation allowances and a tax benefit is not expected to be realized on a more likely than not basis. Adjustments to established deferred tax assets and liabilities as well as the recognition of additional deferred tax assets and liabilities upon detailed analysis of the acquired assets and assumed liabilities may occur in conjunction with the finalization of the purchase accounting, and these items could be material.

        The TCJA was enacted on December 22, 2017, which reduced the U.S. federal statutory tax rate from 35% to 21% effective January 1, 2018, which should be considered going forward. As a result of the TCJA, the combined statement of income for the year ended December 31, 2017 includes an income tax benefit of $781 million primarily due to the reduction of the net U.S. deferred tax liabilities resulting from the 14% decrease in the U.S. federal statutory tax rate.

E.    Net Income Attributable to Employee Redeemable Non-controlling Interest and Mezzanine Equity Awards ("Non-controlling Interest")

        Represents an increase of $10 million and $1 million for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018, respectively, to net income attributable to non-controlling interest as the Maple Non-controlling Interest was eliminated to reflect the capital structure of the combined company.

7. Earnings Per Share

        The unaudited pro forma weighted average number of basic shares outstanding is calculated by adding the number of combined company shares expected to be issued to the stockholders of Maple after giving effect to the pre-closing Maple conversion ratio and the historical weighted average number of basic shares of DPSG, which will remain outstanding as shares in the combined company on a 1:1 basis.

        The unaudited pro forma weighted average number of basic and diluted shares outstanding for the twelve months ended December 31, 2017 and for the three months ended March 31, 2018 is calculated as follows:

(in millions)	For the Twelve Months Ended December 31, 2017	For the Three Months Ended March 31, 2018
Weighted average DPSG shares outstanding—basic	182.0	179.9
Adjusted for:
DPSG unvested stock options, restricted stock units, performance stock units and dividend equivalent units as of December 31, 2017 and March 31, 2018(1)	2.7	2.4
Shares issued to Maple stockholders outstanding as of December 31, 2017 and March 31, 2018	1,206.6	1,206.6

Adjusted weighted average shares outstanding—basic	1,391.3	1,388.9

(1)
In accordance with the terms of the individual award agreements, all unvested stock options, restricted stock units, performance stock units and dividend equivalent units will vest immediately upon the closing of the merger.

(in millions)	For the twelve months ended December 31, 2017	For the three months ended March 31, 2018
Pro forma weighted basic shares outstanding	1,391.3	1,388.9
Dilutive impact of DPSG awards outstanding	—	—
Dilutive impact of Maple awards outstanding	15.9	15.9

Adjusted weighted average shares outstanding—diluted	1,407.2	1,404.8

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        The following table sets forth (i) selected historical per share information for DPSG common stock on a historical basis as of and for the fiscal year ended December 31, 2017, (ii) selected historical per share information for DPSG common stock on a historical basis as of and for the fiscal quarter ended March 31, 2018, (iii) selected historical per share information for Maple common stock on a historical basis as of and for the fiscal year ended September 30, 2017, (iv) selected historical per share information for Maple common stock on a historical basis as of and for the twenty-six week fiscal period ended March 31, 2018, (v) selected per share information for the combined company common stock on a pro forma combined basis for the twelve months ended December 31, 2017, (vi) selected per share information for the combined company common stock on a pro forma basis as of and for the three months ended March 31, 2018 (vii) selected per share information for Maple common stock on an equivalent pro forma basis for the twelve months ended December 31, 2017 and (viii) selected per share information for Maple common stock on an equivalent pro forma basis as of and for the three months ended March 31, 2018. The information in the table is based on, and should be read together with, the historical financial information of DPSG included in its filings with the SEC and incorporated herein by reference, the historical financial information of Maple included in this proxy statement and the unaudited pro forma combined financial information of the combined company included in this proxy statement. See the section entitled "Unaudited Pro Forma Combined Financial Information" beginning on page 133 of this proxy statement.

        For DPSG, the historical basic and diluted earnings per share, cash dividends per share and book value per share were taken from DPSG's 2017 Form 10-K and 2018 Q1 Form 10-Q, which are incorporated by reference into this proxy statement. For Maple, the historical basic and diluted earnings per share and book value per share were taken from Maple's Consolidated Financial Statements included elsewhere in this proxy statement.

        Combined company unaudited pro forma combined basic and diluted earnings per share were calculated by dividing pro forma combined net income, as presented in "Unaudited Pro Forma Combined Financial Information" by the pro forma weighted average number of outstanding shares of combined company common stock, basic and diluted, respectively, giving pro forma effect to the completion of the Merger Transactions (as defined under "Unaudited Pro Forma Combined Financial Information") as of January 1, 2017, and combined company unaudited pro forma combined book value per share was calculated by dividing pro forma stockholders equity by the pro forma number of outstanding shares of combined company common stock, basic, giving pro forma effect to the completion of the Merger Transactions as of March 31, 2018. See "Unaudited Pro Forma Combined Financial Information."

        Equivalent pro forma Maple basic and diluted earnings per share and book value per share were calculated by multiplying the pro forma Exchange Ratio of 96.427 as presented in "Unaudited Pro Forma Combined Financial Information" times each of: (i) the combined company's pro forma income per share (basic and diluted) for the twelve months ended December 31, 2017 and the three months ended March 31, 2018, (ii) the combined company's pro forma book value per share as of March 31, 2018, and (iii) the combined company's pro forma cash dividends per share for the twelve months ended December 31, 2017 and the three months ended March 31, 2018.

        The unaudited pro forma combined per share data are presented for illustrative purposes only and are not necessarily indicative of the actual or future financial position or results of operations that would have been realized if the Merger Transactions had been completed as of the dates indicated or that will be realized upon the completion of the Merger Transactions. The summary pro forma information is preliminary, based on initial estimates of the fair value of assets acquired (including intangible assets) and liabilities assumed, and is subject to change as more information regarding the fair values is obtained, which changes could be materially different than the initial estimates.

	DPSG Historical (as of and for the fiscal year ended December 31, 2017)	DPSG Historical (as of and for the fiscal quarter ended March 31, 2018)	Maple Historical (as of and for the fiscal year ended September 30, 2017)	Maple Historical (as of and for the twenty-six weeks ended March 31, 2018)	Combined Company Unaudited Pro Forma Combined (for the twelve months ended December 31, 2017)	Combined Company Unaudited Pro Forma Combined (as of and for the three months ended March 31, 2018)	Maple Equivalent Pro Forma (for the twelve months ended December 31, 2017)	Maple Equivalent Pro Forma (as of and for the three months ended March 31, 2018)
Basic Earnings per Share	$5.91	$0.88	$46.06	$85.37	$1.24	$0.14	$119.57	$13.50
Diluted Earnings per Share	$5.89	$0.88	$46.06	$85.37	$1.23	$0.14	$118.61	$13.50
Cash Dividends per Share	$2.32	$0.58	—	—	—		—
Book Value per Share	$13.64	$13.79	$832.67	$907.07		$15.37		$1,482.08

 MARKET PRICES OF DPSG COMMON STOCK AND DIVIDEND INFORMATION

Per Share Market Price Information

        DPSG common stock trades on NYSE under the symbol "DPS." The following table presents the closing prices of DPSG common stock on January 26, 2018, the last trading day before the public announcement of the merger agreement, and May 25, 2018, the last practicable trading day prior to the filing of this proxy statement.

Date	DPSG Closing Price
January 26, 2018	$95.65
May 25, 2018	$120.36

Stock Prices and Dividends

        The following table sets forth, for the periods indicated, the high and low sale prices per share of DPSG common stock as reported on NYSE. The table also provides information as to dividends declared per share of DPSG common stock.

	DPSG Common Stock Price
			Dividend per Share
	High	Low
For the month ended:
May 31, 2018 (through May 25, 2018)	$120.37	$118.71	—
April 30, 2018	$121.04	$118.10	—
For the calendar quarter ended:
2018
March 31, 2018	$126.65	$94.61	$0.58
2017
December 31, 2017	$97.48	$83.23	$0.58
September 30, 2017	$93.77	$87.28	$0.58
June 30, 2017	$99.47	$89.88	$0.58
March 31, 2017	$98.17	$89.06	$0.58
2016
December 31, 2016	$91.14	$81.05	$0.53
September 30, 2016	$98.80	$89.45	$0.53
June 30, 2016	$96.65	$86.03	$0.53
March 31, 2016	$95.87	$87.18	$0.53
2015
December 31, 2015	$95.26	$78.01	$0.48
September 30, 2015	$83.57	$72.00	$0.48
June 30, 2015	$79.98	$72.58	$0.48
March 31, 2015	$81.45	$70.78	$0.48

 DESCRIPTION OF MAPLE BUSINESS

Overview

        Maple is a holding company that conducts substantially all of its business through Keurig. Keurig is a leading producer of innovative single-serve brewing systems and specialty coffee in the United States and Canada. Keurig's multi-brand brewing system is aimed at changing the way consumers prepare and enjoy coffee and other beverages both at home and away from home in places such as offices, restaurants, cafeterias, convenience stores and hotels. Keurig develops and sells a variety of Keurig® brewers and, in addition to specialty coffee, produces and sells a variety of other specialty beverages in pods (including hot and iced teas, hot cocoa and other beverages) for use with Keurig® brewing systems. Keurig also offers traditional whole bean and ground coffee in other package types, including bags, fractional packages and cans. Keurig markets and sells its products to retailers, including supermarkets, mass merchandisers, club stores, pure-play ecommerce retailers, and office super stores; to restaurants, hotel chains, office product and coffee distributors, and partner brand owners; and directly to consumers through its websites. Keurig has differentiated its company and its Keurig® brand through its ability to create and sustain partnerships with other leading coffee, tea and other beverage brand companies, as well as leading private label brands, through multi-year agreements that best suit Keurig and each brand's interests and strengths. As a result, Keurig and its partners are able to bring consumers high-quality coffee and other beverage experiences from the brands they love, all through the one-touch simplicity and convenience of Keurig® brewing systems. Keurig currently offers more than 600 beverage varieties from over 75 owned, licensed, partner and private label brands, including the top ten best-selling coffee brands in the United States according to IRI, as part of the Keurig® brewing system.

        Keurig's focus is to increase household penetration for brewers in homes and away from home locations through brewer and beverage innovation and consumer marketing. Approximately 73% of U.S. households prepare coffee at home, and the primary source of Keurig's growth within the at home channel has been, and it believes will continue to be, conversion of consumers from batch/drip coffee preparation to single-serve. Keurig believes that trends such as smaller household size, significant expansion in coffee varieties and increased preference for fresh, quality coffee make single-serve an attractive, on-trend consumer offering. As evidence of Keurig's ability to deploy its strategy in line with these trends, Keurig estimates that as of the end of 2017, it had achieved penetration of approximately 20% of households in the United States. Further, based on proprietary research it recently conducted, as well as reference to penetration statistics applicable to other countries where single-serve brewing is more mature, Keurig believes that there is substantial potential to expand household adoption beyond its current level in the United States and Canada. For the last four years, Keurig has had ten of the top 15 best-selling home coffeemakers by dollar volume in the United States according to NPD Group; and for the 2017 calendar year, Keurig had the top eight best-selling home coffeemakers by dollar volume in the United States according to NPD Group. Keurig was also named #15 on the 2017 list of "America's Most Relevant Brands," a brand relevance study conducted by Prophet, Inc.

        In recent years, growth in the coffee industry has come primarily from the specialty coffee category throughout the United States and Canada, and single-serve has been the fastest growing segment of the specialty coffee category. Concurrently, consumers have been more frequently seeking to enjoy premium experiences within the comfort and convenience of their own homes, including the consumption of specialty coffee. Through the Keurig® brewing system, Keurig and its leading specialty coffee, tea and other beverage partners are able to address this consumer trend and drive significant change in the way consumers prepare and enjoy coffee and other hot beverages at home.

        Keurig's business has been driven predominantly by an increase in adoption of Keurig® brewing systems, which include the brewer, related pods and accessories. In both fiscal 2017 and the first quarter of fiscal 2018, approximately 95% of Keurig's consolidated net sales were attributed to the combination of pods and Keurig® brewing systems and related accessories, with approximately 30% of all coffee sales during those periods coming from brands owned by or exclusively licensed to Keurig.

        Keurig's business strategy involves using its consumer insights to develop innovative new brewing systems and beverages; continually improving and refining its current systems and beverages; and developing and managing marketing programs to drive Keurig® brewing system adoption in order to generate ongoing demand for pods. Keurig currently targets opportunities primarily in United States and Canadian households, offices, restaurants, cafeterias, convenience stores and hotels. Keurig also recently launched the Keurig® brewing system in Mexico to expand its addressable opportunities more broadly.

The Products

Pods

        Keurig offers pods primarily in the K-Cup® single-serve pod format. Keurig also offers single-serve Vue®, K-Mug™, and Rivo® pod formats, as well as multi-serve K-Carafe™ pods. Keurig offers high-quality Arabica bean coffee including single-origin, organic, flavored, limited edition and proprietary blends. Keurig also procures Robusta bean coffee for use in certain blends. Keurig carefully selects its coffee beans and appropriately roasts the coffees to optimize their taste and flavor differences. Keurig manufactures and sells pods of its own brands, such as Green Mountain Coffee Roasters®, The Original Donut Shop®, Van Houtte® and Laughing Man®, as well as participating brands through licensing and manufacturing agreements, including brands such as Caribou Coffee®, Dunkin' Donuts™, Eight O'Clock®, Folgers®, Maxwell House®, Newman's Own® Organics, Peet's Coffee® and Starbucks®. Keurig also has licensing agreements for manufacturing, distributing, and selling tea under brands such as Celestial Seasonings®, Lipton®, Snapple®, and Tazo®. In addition to coffee and tea, Keurig also produces and sells pods for cocoa, including through a licensing agreement for the Swiss Miss® brand, and hot apple cider.

        Expanded or new brand offerings in fiscal 2017 for the Keurig® brewing system included the introduction of the REVV® No Surrender™, Afterburner™, and Turbocharger™ K-Cup® pods, three intense brews offering a series of rich and balanced, dark-roasted strong coffee.

Brewers and Accessories

        Keurig has developed a robust brewer innovation pipeline, launching its first new brewers in several years in the summer of 2017 with plans to launch additional new brewers every six months over the course of the next few years, described in more detail under the section titled "—Corporate Objective and Philosophy" below.

        Keurig offers a variety of accessories for Keurig® brewing systems, including pod storage racks, baskets, and brewer carrying cases. Keurig also sells other coffee-related equipment and accessories.

Other Products and Royalties

        Keurig sells coffee in other package types in addition to pods, such as bagged coffee and cans (for the grocery and mass channels) and fractional packages and ancillary products (for the office coffee and food service channels). Keurig also earns royalties from licensees under licensing agreements described in more detail under the section titled "—Business Relationships" below.

Business Relationships

        Keurig's business relationships with participating brands are generally established through licensing or manufacturing arrangements.

        Under licensing arrangements, Keurig licenses the right to manufacture, distribute and sell pods through Keurig's distribution channels using the brand owners' marks. In these instances, the brand owner pays Keurig a royalty based on pods shipped by or for the brand owner.

        Under manufacturing arrangements, Keurig manufactures finished beverage products using raw materials sourced by it or provided by the brand owner. In both instances, once the manufacturing process is complete, Keurig sells the finished product either to the brand owner or to its customers or, depending on the relationship, directly to consumers. Under certain manufacturing arrangements, in addition to manufacturing the beverage for sale to the brand owner, Keurig has the right to sell the beverages using the brand owner's marks in certain of Keurig's channels through a licensing arrangement. In such cases, Keurig pays a royalty to the brand owner based on its sales of finished products that include the brand owner's mark.

Keurig's Strengths

        Keurig believes its innovative system approach provides it with a unique competitive advantage in the marketplace, as Keurig designs all aspects of the brewing system, including the beverages, the pods, the pod manufacturing lines, the appliances and their components. Keurig believes that the consumer benefits delivered by the Keurig® brewing system will preserve Keurig's leadership position in the marketplace and give it the opportunity to continue to grow its coffee business and expand into other beverage categories such as the LRB market upon consummation of the merger. Keurig also believes that it has differentiated its company and its Keurig® brand through its ability to create and sustain partnerships with other leading coffee, tea and other beverage brand companies, as well as leading private label brands, through multi-year agreements that best suit Keurig and each brand's interests and strengths. As a result, Keurig and its partners are able to bring consumers high-quality coffee and other beverage experiences from the brands they love, all through the one-touch simplicity and convenience of Keurig® brewing systems. Keurig continues to invest to ensure innovation in its current brewing systems brings the right products to consumers at the right value and within the appropriate cost framework for Keurig. Along those lines, Keurig is redesigning its supply chain to ensure that Keurig will be a low-cost leader in pod manufacturing and brewer sourcing. Keurig has and will continue to reinvest a portion of these efficiencies in price reductions to its partners, which Keurig expects will result in lower cost pods for consumers, as well as in increased marketing and innovation, all with the goal of driving increased household penetration.

        Keurig believes the primary consumer benefits delivered by Keurig® brewing systems are as follows:

  1.
  Quality—expectations of the quality of beverages consumers drink have increased over the last several years and, Keurig believes, with Keurig® brewing systems, consumers can be assured they will get a high-quality, consistently produced beverage every time.

  2.
  Convenience—Keurig® brewing systems prepare beverages at the touch of a button with no mess, no fuss.

  3.
  Choice—Keurig offers more than 600 individual beverage varieties within the Keurig® brewing system, allowing consumers to enjoy and explore a wide range of taste profiles. In addition to a variety of brands of coffee and tea, Keurig also produces and sells iced teas, hot and iced fruit brews, hot cocoa and other dairy-based beverages in pods.

        Keurig sees these benefits as being its competitive advantage and believes it is the combination of these attributes that makes Keurig® brewing systems appealing to consumers.

Corporate Objective and Philosophy

        Keurig's objective is to be a leader in the beverage business by selling high-quality, premium beverages and innovative beverage systems that consistently provide a superior beverage experience.

        Essential elements of Keurig's philosophy and approach include:

        High-Quality Beverages.    Keurig is passionate about providing high-quality beverages, including roasting great coffees from some of the highest-quality Arabica beans available from the world's coffee-producing regions and using a roasting process designed to optimize each coffee's individual taste and aroma. Keurig is also passionate about providing other high-quality beverages such as teas, sourced from premium tea growing regions.

        Increasing adoption of Keurig® brewing systems in the United States and Canada.    While Keurig is positioned as a leader in the hot beverage marketplace, with more than 25 million Keurig® brewers installed in North American homes, offices and other venues outside of the home, the company believes there are opportunities in the United States and Canada to increase brand awareness and penetration of Keurig® brewing systems. In 2017, Keurig:

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  Launched a highly integrated marketing campaign to drive brand awareness and demand featuring television, film and theater star James Corden, who challenged America to Brew the Love™ and ditch their drip coffeemaker for a Keurig brewer; and

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  Deployed new marketing tactics with highly engaging content focused on key consumer targets. A Direct Response Television (DRTV) campaign was launched targeting drip coffee drinkers with multiple messages designed to overcome system trial barriers, while new digital partnerships expanded messaging reach to a younger demographic.

        Expanding beverage choice through its owned, licensed and partner brand offerings.    Keurig's relationships with other leading coffee and other hot beverage brands are established with careful consideration of potential economics. The company expects to continue to enter into these mutually beneficial relationships in its efforts to expand choice and diversify its portfolio of brands with the expectation that these relationships will lead to increased Keurig® beverage system awareness and household adoption, in part through the participating brands' advertising and merchandising activities. In 2017, Keurig renewed and extended key partner contracts, including leading national and retailer brands, to offer market-leading coffee variety for our consumers. In addition, in 2017 Keurig also increased investment behind some of our key owned coffee brands, including Green Mountain Coffee Roasters®, the second largest brand in single-serve coffee, and The Original Donut Shop®, America's #1 selling K-Cup® pod.

        Launching new, innovative brewing system technologies and platforms.    Keurig has refocused on innovation for its brewing system and developed a robust brewer innovation pipeline that is leveraging insights Keurig uncovered through extensive consumer research to launch brewers with features and benefits designed to overcome barriers to single-cup system adoption.

        Keurig introduced its first new brewers in several years in the summer of 2017 and now has a multi-year innovation pipeline of new brewers, with new innovation planned to launch every six months over the course of the next few years. Some highlights of recent activity include:

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  Keurig's® K-Compact™ coffeemaker—an exclusive brewer partnership with WalMart, which launched in June 2017—is our most slender, space saving, and affordable single-serve coffeemaker. Through February 16, 2018, the K-Compact is averaging a 4.3 star review rating on Walmart.com.

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  Keurig's® K-Select™ coffeemaker launched across all retail channels in September 2017 at a mainline price point and includes two of the most highly valued brewer features—a Strong Brew setting for bolder coffee and a large 12 oz. brew size. Through February 16, 2018, the K-Select is averaging a 4.1 star review rating on Amazon.com.

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  Keurig's® K-Elite™ coffeemaker is the newest Keurig® single-serve brewer, which began shipping in early February 2018. The K-Elite blends a premium design with a full range of personalization features for the ultimate in beverage customization. Key features include a Strong Brew setting for bolder coffee and an Iced button, which makes it easy to brew hot over ice and deliver a refreshing, full-flavored iced coffee.

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  During the course of 2017 Keurig launched a private research panel with more than 15,000 consumers, utilizing WiFi connected brewers to deliver the first-ever point-of-consumption data in consumer packaged goods. The data provides Keurig and its partners insight into consumer preferences as Keurig and its partners look to improve Keurig's brewers and Keurig's and all of its partners' beverage products to better meet consumer needs and create value for all brands and partners within the Keurig system.

        Keurig's brewing system has been designed and optimized for producing consistent, high-quality coffee. In addition, Keurig has expanded its brewing system selection to include other beverages such as hot apple cider, hot cocoa, and brew-over-ice teas and coffees. Keurig holds U.S. and international patents covering a range of its pod and brewing technology innovations, with additional patent applications in process. Keurig believes its focus on innovation and quality, all directed to delivering a consistently superior cup of coffee, while at the same time transforming its operations toward the goal of becoming a low-cost leader in pod manufacturing and brewer sourcing, differentiate it among competitors in the coffee and coffeemaker industries.

        Product Distribution.    Keurig seeks to create consumers for life. Keurig believes that coffee and other beverages are convenience purchases, and Keurig utilizes its multi-channel distribution network of distributors, traditional retailers, pure-play ecommerce retailers, and its own websites to make its products widely and easily available to consumers.

        Sustainable Business Practices.    Keurig focuses its efforts in three key practice areas: Coffee, Earth and Community and is on a journey to achieve the following goals by the end of 2020 (progress through 2017 or to date noted in parentheses below each goal):

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  100% of K-Cup® pods will be recyclable (Recyclable K-Cup® pods are in production and all K-Cup® pods manufactured in Canada will be recyclable by the end of 2018, with 100% conversion in the United States on target for completion by 2020).

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  Zero waste-to-landfill at our owned and operated manufacturing and distribution facilities (98% manufacturing waste diversion rate).

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  25% reduction in lifecycle greenhouse gas emissions of brewed beverages vs. 2012 baseline (100% achieved).

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  Balance the water in our 2020 brewed beverage volume of all our beverages, ounce for ounce (100% balance of water used in 2017).

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  Engage 1 million people in our supply chain to significantly improve their lives (Over 485,000 people engaged toward goal).

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  Source 100% of primary agricultural and manufactured products according to established Keurig responsible sourcing guidelines (In fiscal 2017, approximately 85% of coffee traceable back to the exporter, group or farm and 31% sustainably certified).

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  Engage 100% of employees to understand our vision and values and present opportunities that allow them to contribute to our targets (78% of employees engaged in a sustainability program or education initiative).

        Corporate Culture.    Keurig believes in doing business with a purpose. Since its beginning in 1981, Keurig has operated to benefit its consumers, customers, employees, and communities by deeply embedding its values, ethics and integrity into all that Keurig does. The way Keurig thinks, acts, leads, partners, and executes is guided by its values. Keurig's Code of Conduct is posted on its corporate website and explains how Keurig integrates its purpose, mission, and values into its daily decisions. It demonstrates the company's commitment to Keurig stakeholders to be a responsible corporate citizen and a good business partner, and Keurig expects to continue this commitment following consummation of the merger.

Customers

        Keurig's customers include its partner brand owners; retailers, including supermarkets, mass merchandisers, club stores, pure-play ecommerce retailers, and office super stores; away from home channel participants, including restaurants, hotel chains, office product and coffee distributors; and end-use consumers.

Supply Chain

        Keurig operates production and distribution facilities in North America in Knoxville, Tennessee; Essex, Waterbury and Williston, Vermont; Windsor, Virginia; Sumner, Washington; and Montreal, Quebec. Keurig's production facilities include specially designed proprietary high-speed packaging lines that manufacture pods using freshly roasted and ground coffee as well as tea, cocoa and other products.

        Keurig utilizes third-party contract manufacturers located primarily in China and Malaysia for beverage appliance manufacturing. In order to ensure the quality and consistency of its products manufactured by third-party manufacturers in Asia, Keurig has an Asia-based research and development and quality control function that provides manufacturing oversight, project management, and quality support.

Green Coffee Cost and Supply

        Keurig purchased approximately 204 million pounds of coffee in fiscal 2017. Keurig utilizes a combination of outside brokers and direct relationships with farms, estates, cooperatives and cooperative groups for its supply of green coffee. Outside brokers provide the largest supply of Keurig's green coffee.

        In fiscal 2017, approximately 31% of Keurig's purchases were from responsible sources. In fiscal 2017, approximately 85% of Keurig's purchases were from traceable sources. Keurig believes that traceability helps it secure long-term supplies of high-quality coffee.

        The supply and price of coffee are subject to high volatility. Supply and price of all coffee grades are affected by multiple factors, such as weather, pest damage, politics, competitive pressures, the relative value of the United States currency and economics in the producing countries.

Marketing and Distribution

        Since becoming a private company following its acquisition by a JAB-led investor group in March 2016, Keurig has renewed its marketing investment, which has contributed to improved top-line volume growth, increasing U.S. household penetration for Keurig® brewers to 20% from 17%, based on internally conducted national surveys. To support customer growth in the United States and Canada, Keurig utilizes separate selling organizations and different selling strategies for each of its multiple channels of distribution.

        In the at home channel, Keurig targets batch/drip coffee drinkers who can benefit from high-quality coffee and other beverage experiences from the brands they love, all through the one-touch simplicity and convenience of Keurig® brewing systems. Keurig promotes its home brewing systems primarily through retailers, including supermarkets, mass merchandisers, club stores, pure-play ecommerce retailers, and directly to consumers through its websites. Keurig also uses regionally targeted and national television advertising to promote its home brewing systems. In the at home channel, Keurig's personnel work closely with key retail channel entities on product plans, marketing programs and other product sales support. Initiatives could include online promotional campaigns, circular advertising, in-store demos, mobile marketing, merchandising features and display, and local and national advertising.

        In the away from home channel, Keurig primarily targets the office coffee, food service and hospitality channels with a broad offering of brewing platforms that Keurig believes significantly upgrade the quality of the coffee served in the workplace, as well as the food service and hospitality industries. Keurig promotes its away from home brewing systems through a selective, but non-exclusive, network of distributors ranging in size from local to national. Keurig® brewers and pods are also available at retail in office superstore locations and directly to small offices through our ecommerce platform.

        Keurig has also focused on building a substantial ecommerce business, not only through its websites and within social media channels that present its brands to consumers, but also through Amazon, Jet and a wide variety of retailer websites. This expanded ecommerce channel provides the opportunity for Keurig to further develop relationships with its consumers.

Competition

        Currently Keurig competes primarily in the coffee and coffeemaker marketplaces.

        The coffee marketplace is highly competitive and fragmented. Keurig's coffee, tea and other beverages compete directly against coffees and teas sold through supermarkets, club stores, mass merchants, specialty retailers and food service accounts, and indirectly against all other coffees. Keurig's competitors in the coffee marketplace include large national and international companies, some of which have greater resources, including marketing and operating resources, and numerous local and regional companies. Keurig competes for limited retailer shelf space for its products, and some of those retailers also market competitive products under their own private labels, some of which are manufactured by Keurig. Keurig also competes with the conventional products of larger companies. Products are distinguished based on quality, price, brand recognition and loyalty, innovation, promotions, nutritional value, and further by Keurig's ability to identify and satisfy consumer preferences.

        Similar to the coffee marketplace, the coffeemaker marketplace is also highly competitive, and Keurig competes against larger companies that possess greater marketing and operating resources than Keurig. The primary methods of competition are essentially the same as in the coffee marketplace: price, quality, product performance and brand differentiation. In coffeemakers, Keurig competes against all sellers of coffeemakers including companies that produce traditional pot-brewed coffeemakers and other single-serve manufacturers, which include, but are not limited to the following:

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  Bunn-O-Matic Corporation

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  Mars, Inc. (through its FLAVIA® unit)

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  Conair, Inc.

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  Hamilton Beach / Proctor-Silex, Inc.

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  Sunbeam Products, Inc. (through its Mr. Coffee® brand coffeemakers)

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  Newell Brands

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  Nestle S.A. (including its Dolce-Gusto® and Nespresso® brewing systems)

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  Bosch (including, particularly in Canada, its TASSIMO® brewing systems)

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  Remington Designs, LLC (including its iCoffee® brewing system)

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  SharkNinja Operating LLC (including its Ninja Coffee Bar™)

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  Starbucks Corporation (including its Verismo® brewing system)

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  Whirlpool Corporation

        Keurig expects competition in coffee and coffeemakers to remain intense, both within its existing customer base and as Keurig expands into new regions. In both coffee and coffeemakers, Keurig competes primarily by providing a wide variety of high-quality coffee, including flavored, responsibly sourced coffees, as well as other beverages, coffeemakers, easy access to Keurig's products, superior customer service and a comprehensive approach to customer relationship management. Keurig believes that its ability to provide a convenient and broad network of outlets from which to purchase its products is an important factor in its ability to compete. Through its multi-channel distribution network of wholesale, retail and consumer-direct operations Keurig believes it differentiates itself from many of its larger competitors, who specialize in only one primary channel of distribution. Keurig also competes to manufacture pods for branded coffee companies and retail stores that offer private label coffee for sale to consumers. Competition from other manufacturers of pods has increased significantly in recent years, and several other pod manufacturers have been successful in winning business from branded and private label customers. Keurig believes its focus on innovation and quality, all directed to delivering a consistently superior cup of coffee, while at the same time transforming its operations toward the goal of becoming a low-cost leader in pod manufacturing and brewer sourcing, differentiate it among competitors in the coffee and coffeemaker industries. Keurig also seeks to differentiate itself through its socially and environmentally responsible business practices. While Keurig believes it currently competes favorably with respect to all of these factors, there can be no assurance that Keurig will be able to compete successfully in the future.

        Keurig competes not only with other widely advertised branded products, but also with private label or generic products that are generally sold at lower prices.

Research and Development

        Keurig's research and development team includes scientists and engineers who are focused on developing beverage and appliance technology platforms that have broad appeal to consumers and consistently deliver on the key attributes of quality, convenience and choice. Research and development costs amounted to $62.4 million, $67.4 million, $84.7 million and $16.7 million for fiscal years 2017, 2016, 2015 and the first quarter of fiscal 2018, respectively.

Intellectual Property

        Keurig owns a number of United States trademarks and service marks that have been registered with the United States Patent and Trademark Office. Keurig anticipates maintaining its trademark and service mark registrations with the United States Patent and Trademark Office. Keurig also owns other trademarks and service marks for which it has applications for U.S. registration. Keurig has further registered or applied for registration of certain of its trademarks and service marks in the United Kingdom, the European Union, Canada, Japan, the People's Republic of China, South Korea, Taiwan and other foreign countries. Keurig has licenses to use other marks, all subject to the terms of the agreements under which such licenses are granted. Keurig believes, as it continues to build brands, most notably today in the United States and Canada, its trademarks are valuable assets. Although the laws vary by jurisdiction, trademarks generally are valid as long as they are in use and/or their registrations are properly maintained and have not been found to have become generic. Trademark registrations generally can be renewed indefinitely as long as the trademarks are in use. Keurig believes that its core brands are covered by trademark registrations in the countries where Keurig does business and/or may do business in the near future. Keurig has an active program designed to ensure that its marks and other intellectual property rights are registered, renewed, protected and maintained. In addition, Keurig owns numerous copyrights, registered and unregistered, and proprietary trade secrets, technology, know-how processes and other proprietary rights that are not registered.

        Keurig holds U.S. and international patents related to Keurig® brewing and pod technology. Of these, a majority are utility patents and the remainder are design patents. Keurig views these patents as very valuable but does not view any single patent as critical to Keurig's success. Keurig also has pending patent applications associated with Keurig® brewing and pod technology. Keurig's pending patent applications may not issue, or if they issue, they may not be enforceable, may be challenged, invalidated or circumvented by others. Further, Keurig continues to invest in further innovation in beverage pods and appliance technology that it believes will enhance its patent position and that may lead to new patents. Keurig takes steps it believes are appropriate to protect all such innovation.

        Keurig has diligently protected its intellectual property through the use of domestic and international patents and trademark registrations and through enforcement efforts in litigation. Keurig regularly monitors commercial activity in the countries where Keurig does business and/or may do business and evaluates potential infringement.

Seasonality

        Keurig's business is subject to seasonal fluctuations, including fluctuations resulting from the holiday season. As a result, total inventory, and specifically brewers and accessories finished goods inventory, is typically higher during the last fiscal quarter (July through September) than other quarters during the fiscal year, as Keurig prepares for the holiday season. Due to the typical shift in product mix toward brewers and accessories in the first quarter of Keurig's fiscal year, gross margin, as a percentage of net sales, is typically lower in the first fiscal quarter than in the remainder of the fiscal year. Historically, in addition to variations resulting from the holiday season, Keurig has experienced variations in sales from quarter-to-quarter due to a variety of other factors including, but not limited to, the cost of green coffee, competitor initiatives, marketing programs and weather. Because of the seasonality of its business, results for any quarter are not necessarily indicative of the results that may be achieved for the full fiscal year.

Working Capital

        Strong working capital management, including payables, inventory and receivables, has recently been a source of cash flow for operations. Working capital is expected to continue to be a source of cash in the near term. For a description of Keurig's liquidity and capital resources, see the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation of Maple—Liquidity and Capital Resources" and Maple's Notes to Consolidated Financial Statements included elsewhere in this proxy statement.

Employees

        As of December 30, 2017, Keurig had approximately 5,100 full-time, part-time, and seasonal employees. Keurig believes its current relations with its employees are good. The number of employees covered by collective bargaining agreements is not significant. Keurig supplements its workforce with temporary workers from time to time, especially in the first quarter of each fiscal year to service increased customer and consumer demand during the peak November-December holiday season and January-March post-holiday season.

Corporate Information

        Maple is a Delaware corporation formed in 2016. Maple is a holding company that does not have any operations or material assets other than its indirect equity interests in Keurig. All of the operations of Maple and its intermediate subsidiary, Maple Subsidiary, are conducted through Keurig and its subsidiaries.

        Keurig is a Delaware corporation formed in July 1993. Its corporate offices are located at 33 Coffee Lane, Waterbury, Vermont 05676. The main telephone number is (802) 244-5621. The address of its website is www.keuriggreenmountain.com. The information provided on its website is not a part of this proxy statement and, therefore, is not incorporated by reference.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MAPLE

        Unless otherwise specified or the context otherwise requires, all references in this section to "Maple," "the Company," "we," "us" or "our" refer, collectively, to Maple Parent Holdings Corp. and its subsidiaries, including Keurig Green Mountain, Inc. or "Keurig."

        The following discussion and analysis of our historical consolidated financial statements covers periods before and after the Keurig Acquisition (as defined below) and should be read in conjunction with the consolidated financial statements of Maple and related notes which are included elsewhere in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the section entitled "Risk Factors—Risks Relating to the Combined Company's Businesses" included elsewhere in this proxy statement.

Uncertainties and Trends Affecting Maple's Business

        Maple's business activities are subject to some trends and uncertainties such as:

Increased Competition

        Maple competes with major international beverage and appliance companies. Maple's ability to gain or maintain share of sales in the global marketplace or in various local marketplaces or maintain or enhance its relationships with its partners and customers may be impacted by actions of competitors, including increased consolidation in the food and beverage industry and an increase in the number of competitive pod contract manufacturers.

Changing Beverage Environment and Retail Landscape

        Maple is impacted by evolution in the beverage environment as a result of changes in consumer preferences, shifting consumer tastes and needs, changes in consumer lifestyles, and competitive product and pricing pressures.

Product Innovation

        Maple's financial results and its ability to maintain or improve its competitive position will depend on its ability to effectively gauge the direction of its key marketplaces and successfully identify, develop, manufacture, market and sell new or improved products in these changing marketplaces.

Strategic Relationships

        Maple has entered into strategic relationships for the manufacturing, distribution, and sale of pods with well-regarded beverage companies. If Maple is unable to provide an appropriate mix of incentives to its strategic partners or if its strategic partners are not satisfied with its brand innovation and technological or other development efforts, they may enter into agreements with competing pod contract manufacturers or vertically integrate to manufacture their own pods.

Fluctuations in Foreign Exchange Rates

        Maple is exposed to foreign currency risks associated with its Canada business. Maple uses instruments such as U.S. dollar denominated coffee hedging arrangements and foreign currency forward contracts to mitigate its foreign currency exchange risk.

Factors Affecting Quarterly Performance

        Historically, Maple has experienced variations in sales and earnings from quarter to quarter due to the holiday season and a variety of other factors, including, but not limited to, the cost of green coffee, competitor initiatives, marketing programs, weather and special or unusual events. Because of the seasonality of its business, results for any quarter are not necessarily indicative of the results that may be achieved for any other quarter or the full fiscal year.

Periods Presented

        Maple, which is beneficially owned by a group of investors led by JAB and Mondelēz LLC, completed the acquisition of Keurig on March 3, 2016 (the "Keurig Acquisition"). As a result of the Keurig Acquisition, Maple is the "successor" to Keurig and established a new basis of accounting on March 3, 2016. The accompanying consolidated financial statements and the discussion and analysis herein presented for periods prior to March 3, 2016 represent the operations of the predecessor, Keurig (the "Predecessor") and periods on or after March 3, 2016, represent the operations of the successor, Maple (the "Successor"). The Successor period began on December 4, 2015, the incorporation date of the merger sub in the Keurig Acquisition and includes the Keurig Acquisition as of March 3, 2016. The fiscal year ended September 24, 2016 includes the Predecessor period from September 27, 2015 through March 2, 2016 (the "Fiscal 2016 Predecessor Period") and the Successor period from December 4, 2015 through September 24, 2016 (the "Fiscal 2016 Successor Period").

        Maple is a holding company that does not have any operations or material assets other than its indirect equity interests in Keurig. All of the operations of Maple and its intermediate subsidiary, Maple Subsidiary, are conducted through Keurig and its subsidiaries. Maple Subsidiary, which was incorporated on December 4, 2015, is also a holding company which did not conduct any business operations prior to the Keurig Acquisition other than incurring transaction costs relating to that acquisition.

General

        Maple's fiscal year ends on the last Saturday in September. Consequently, every fifth fiscal year includes 53 weeks rather than 52 weeks. Our fiscal year 2017 included 53 weeks, resulting in one additional operating week in the fiscal fourth quarter. The inclusion of the 53rd week in fiscal 2017 contributed an additional approximately $91 million to our net sales and an estimated additional approximately $19 million to our operating income.

        Maple's fiscal years 2017 and 2015 represent the years ended September 30, 2017 and September 26, 2015, respectively. For 2016, Maple's fiscal periods consisted of the Fiscal 2016 Predecessor Period and the Fiscal 2016 Successor Period as described above. Unless otherwise noted, any reference in this section to a year preceded by the word "fiscal" refers to the fiscal year ended on the last Saturday in September of that year. For example, references to "fiscal 2017" refer to the fiscal year ended September 30, 2017. Any reference to a year not preceded by "fiscal" refers to a calendar year. Following the consummation of the Merger Transactions, the combined company is expected to adopt a calendar fiscal year.

Basis of Presentation

        Included in this presentation are discussions and reconciliations of operating income and net income in accordance with GAAP and operating income and net income excluding certain expenses and losses. Maple refers to these performance measures as non-GAAP operating income and non-GAAP net income. These non-GAAP measures exclude legal and accounting expenses related to antitrust litigation, the completed SEC inquiry as it relates to prior periods, non-cash related items such as amortization of identifiable intangibles, losses on fixed asset impairment, abandonment write-downs and certain stock compensation expense, as well as acquisition and integration expenses related to the Keurig Acquisition and restructuring expenses, each of which include adjustments to show the tax impact of excluding these items. Each of these adjustments was selected because management uses these non-GAAP measures in discussing and analyzing its results of operations. Maple believes that providing investors with the same information that is used by management ensures that investors have the same data to make comparisons to our historical operating results, identify trends in our underlying operating results and gain additional insight and transparency on how we evaluate our business.

        Maple uses the non-GAAP measures to establish and monitor budgets and operational goals, to evaluate the performance of the company and as the basis for incentive compensation. These non-GAAP measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze its performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant, therefore, Maple presents both the GAAP and non-GAAP measures of its results. Although other companies report non-GAAP operating income and non-GAAP net income, numerous methods may exist for calculating a company's non-GAAP operating income and non-GAAP net income. As a result, the method used by Maple's management to calculate non-GAAP measures may differ from the methods used by other companies to calculate their non-GAAP measures, and similarly named measures may not be comparable.

        The reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the tables below in "Management's Discussion and Analysis of Financial Condition and Results of Operations of Maple—Net Income, Non-GAAP Operating Income and Non-GAAP Net Income."

Summary Financial Data of Maple

        The following table presents certain financial data of Maple for the periods denoted below:

	Successor				Predecessor
(in millions)	October 1, 2017 to March 31, 2018	September 25, 2016 to March 25, 2017	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016	September 27, 2015 to March 2, 2016	September 27, 2014 to September 26, 2015
	(Unaudited)	(Unaudited)
Net sales	$2,119	$2,182	$4,269	$2,293	$2,025	$4,520
Cost of sales	1,132	1,153	2,239	1,220	1,354	2,913

Gross profit	987	1,029	2,030	1,073	671	1,607
Selling, general and administrative expenses	402	405	836	439	334	827
Transportation and warehouse costs	122	137	250	135	—	—
Transaction costs	36	—	—	102	187	—
Restructuring expenses	13	2	45	4	3	15

Operating income	414	485	899	393	147	765
Other income (loss), net	(11)	1	(1)	2	2	1
Gain (loss) on financial instruments, net	47	39	14	(14)	1	8
Gain (loss) on foreign currency, net	(18)	43	32	5	(2)	(22)
Loss on extinguishment of debt	(7)	(83)	(85)	(5)	(6)	—
Interest expense—related party	(50)	(50)	(100)	(59)	—	—
Interest expense	(53)	(120)	(192)	(158)	(3)	(2)

Income before income taxes	322	315	567	164	139	750
Income tax benefit (expense)	386	(110)	(184)	(55)	(39)	(252)

Net Income	$708	$205	$383	$109	$100	$498

Net income attributable to noncontrolling interests	$8	$3	$5	$—	$—	$—

Net income attributable to Maple Parent Holdings Corp	$700	$202	$378	$109	$100	$498

        As our financial information prior to the Keurig Acquisition is not comparable to the financial information subsequent to the Keurig Acquisition, the following discussion presents our results for the six months ended March 31, 2018 and March 25, 2017 on a comparative basis and for fiscal 2017, Fiscal 2016 Successor Period, Fiscal 2016 Predecessor Period and fiscal 2015 separately without reference to comparative periods. We expect to continue to report periods subsequent to the Keurig Acquisition on a comparative basis.

Six Months Ended March, 31, 2018 Compared to Six Months Ended March 25, 2017

Sales Volumes

        Brewer sales volumes increased 4%, driven primarily by new brewer models, while pod sales volumes increased by 7%, as a result of growth in the pod category.

Net Sales

        Net sales for the six months ended March 31, 2018 decreased by $63 million, or 3%, to $2,119 million as compared to $2,182 million reported in the same fiscal period in 2017. The primary drivers of the change in net sales included:

  •
  Increased sales volume, which increased net sales by 6% primarily due to household penetration growth of Keurig® single-serve system.

  •
  Unfavorable rate, primarily driven by increased trade spend with our pod business partners, which decreased net sales by 6%.

  •
  Unfavorable product mix, which lowered net sales by 3%.

Gross Profit

        Gross profit for the six months ended March 31, 2018 was $987 million, or 46.6% of net sales (gross margin), a decrease of 0.6% as compared to $1,029 million, or 47.2% of net sales (gross margin), in the same fiscal period in 2017. The following drivers impacted the 60 basis point gross margin decrease in the six months ended March 31, 2018:

  •
  Unfavorable pod net price realization which reduced gross margin by approximately 330 basis points.

  •
  Approximately 310 basis points improvement driven primarily by ongoing pod and brewer productivity improvements.

  •
  A decrease of approximately 120 basis points due to an increase in other manufacturing costs.

  •
  An increase of approximately 90 basis points due to mix improvement, driven by brewers.

Selling, General and Administrative ("SG&A") Expenses

        SG&A expenses decreased 0.7% to $402 million in the six months ended March 31, 2018 from $405 million in the same fiscal period in 2017. As a percentage of net sales, SG&A expenses increased to 19.0% in the six months ended March 31, 2018 compared to 18.6% in the same fiscal period in 2017. The 0.4% increase in the six months ended March 31, 2018 over the same fiscal period in 2017 was primarily attributed to a 38.0%, or $23 million, increase in advertising and promotional spending primarily associated with television media campaigns aimed at driving household penetration of the Keurig single-serve system.

Transportation and Warehouse Costs

        Transportation and Warehouse Costs decreased 10.9% to $122 million in the six months ended March 31, 2018 from $137 million in the same fiscal period in 2017. The decrease in Transportation and Warehouse costs was primarily attributed to ongoing productivity initiatives in logistics.

Transaction Costs

        Maple transaction costs increased $36 million in the six month period ended March 31, 2018 as compared to the prior year period due to DPS merger transactions.

Operating Income

        Operating income in the six months ended March 31, 2018 was $414 million, a decrease of $71 million as compared to $485 million in the same fiscal period in 2017.

Gain (loss) on Financial Instruments, Net

        Maple realized $47 million in net gains on financial instruments not designated as hedges for accounting purposes during the six months ended March 31, 2018, as compared to $39 million in net gains during the same fiscal period in 2017. The net gains were primarily attributable to interest rate swaps that hedge interest rate exposure on our term loan A and revolving credit facility.

Gain (loss) on Foreign Currency, Net

        Maple has certain assets and liabilities that are denominated in foreign currencies. During the six months ended March 31, 2018, Maple realized a net foreign currency loss of $18 million as compared to a net gain of $43 million during the same fiscal period in 2017. The net foreign currency exchange losses were primarily attributable to the change in the exchange rate of the U.S. dollar to the Canadian dollar.

Loss on Extinguishment of Debt

        Maple realized $7 million in losses related to the extinguishment of debt from voluntary prepayments of our long term debt in the six months ended March 31, 2018 as compared to $83 million in losses related to the extinguishment of debt in the same fiscal period in 2017.

Interest Expense and Interest Expense-Related Party

        Interest expense was $103 million in the six months ended March 31, 2018, as compared to $170 million in the same fiscal period in 2017. The decrease in interest expense was primarily due to refinancing $1,200 million in term loan B debt in March 2017 and the $804 million reduction of term loan A and revolving debt. Related party interest on the Sponsor and Mondelēz term loans was $50 million in the six months ended March 31, 2018 representing 48.6% of the total interest expense incurred within the period. Related party interest continues to represent an increasing percentage of Maple's overall interest expense due to the reduction in Maple's outstanding third party long-term debt.

Income Tax

        Maple's effective income tax rate was (119.9%) for the six months ended March 31, 2018 as compared to a 35.0% effective tax rate for the same fiscal period in 2017. The effective tax rate for March 31, 2018 was primarily impacted by a 24.5% blended (as defined in the Internal Revenue Code) U.S. Federal statutory rate as well as the net tax benefits related to a U.S. deferred tax rate change of $481 million as a result of the enactment of the TCJA, and Section 199 deduction, which is partially offset by a repatriation tax as a result of the enactment of the TCJA and state taxes. The effective tax rate for the six months ended March 25, 2017 was primarily impacted by a 35% U.S. Federal statutory rate, and net tax benefits related to foreign tax rate differential and Section 199 deductions, which was partially offset by state taxes.

Net Income

        Net income in the six months ended March 31, 2018 was $708 million, an increase of $503 million, or 245.4%, as compared to $205 million in the same fiscal period in 2017.

Fiscal 2017

Net Sales

        Net sales for fiscal 2017 were $4,269 million. Fiscal 2017 included a 53rd week which added approximately $91 million or 2% to fiscal 2017 net sales growth. Our net sales were positively impacted by improved volume, but such improvements were offset by negative mix and increased trade spend.

Gross Profit

        Gross profit for fiscal 2017 was $2,030 million, or 47.6% of net sales. Our gross profit was positively impacted by ongoing pod and brewer productivity programs, the discontinuation of the Keurig® KoldTM product line, product mix primarily associated with selling fewer Keurig K2.0 brewing systems versus Keurig 1.0 brewing systems and negatively impacted by an increase in other manufacturing costs.

SG&A Expenses

        SG&A expenses for fiscal 2017 were $836 million, or 19.6% of net sales. Our SG&A expenses were primarily attributable to increased expenses related to amortization of intangible assets of $96 million and stock compensation of $54 million.

Transportation and Warehouse Costs

        Transportation and Warehouse Costs for fiscal 2017 were $250 million, or 5.9% of net sales. There was a change in our accounting policy following the Keurig Acquisition. In periods following the Keurig Acquisition, including the Fiscal 2016 Successor Period, logistics costs were recorded in Transportation and Warehouse costs whereas in all periods prior to the Keurig Acquisition, including the Fiscal 2016 Predecessor Period, Transportation and Warehouse costs were recorded in gross profit and not reported separately in the income statement.

Restructuring Expenses

        For fiscal 2017, Maple reorganized some activities that resulted in expenses of $45 million. For a detailed discussion of Maple's restructuring programs, see "—Restructuring Programs".

Operating Income

        For fiscal 2017, total operating costs were $1,131 million resulting in an operating income of $899 million, or 21.1% of net sales.

Gain (Loss) on Financial Instruments, Net

        For fiscal 2017, Maple realized a net gain of $14 million on its financial instruments. The gain was primarily attributable to interest rate swaps that hedge interest rate exposure on our term loan A and revolving credit facility.

Gain (Loss) on Foreign Currency, Net

        For fiscal 2017, Maple realized a net gain of $32 million due to some of its assets and liabilities being denominated in foreign currency. The net gain was primarily attributable to the extinguishment of the euro denominated debt.

Loss on Extinguishment of Debt

        For fiscal 2017, Maple realized a net loss of $85 million from voluntary prepayments of its long term debt.

Interest Expense and Interest Expense—Related Party

        For fiscal 2017, third party interest expense was $192 million and related party interest expense was $100 million for a total interest expense of $292 million. The interest expenses was primarily attributable to incurring a full year of interest expense on the outstanding debt obtained in March 2016 in connection with the Keurig Acquisition, as well as the outstanding term loans with two related parties, the Sponsor and Mondelēz, with a combined principal balance of approximately $1,815 million which bears an interest rate of 5.5% and mature in 2023.

Income Tax

        For fiscal 2017, income tax expense was $184 million, or 32.5% of income before income tax. The effective tax rate for fiscal 2017 was primarily impacted by a 35% U.S. Federal statutory rate, and the net tax benefits of tax credits generated from current year foreign earnings recognized in the U.S., Section 199 deductions, foreign tax rate differential, partially offset by U.S. taxation of foreign earnings, state taxes, valuation allowance for deferred tax assets, and ASC 740-10 uncertain tax positions.

Net Income

        For fiscal 2017, net income was $383 million, or 9.0% of net sales.

Fiscal 2016 Successor Period

Net Sales

        Net sales for the Fiscal 2016 Successor Period were $2,293 million. Our net sales were negatively impacted by a decrease in hot pod sales, a decrease in hot brewers and accessories sales and a decrease in other product sales.

Gross Profit

        Gross profit for the Fiscal 2016 Successor Period was $1,073 million, or 46.8% of net sales. Our gross profit was positively impacted by ongoing pod and brewer productivity initiatives and other manufacturing costs improvements, lower obsolescence expense and the accounting treatment of logistics costs following the Keurig Acquisition.

SG&A Expenses

        SG&A expenses for the Fiscal 2016 Successor Period were $439 million, or 19.1% of net sales. Our SG&A expenses benefited from lower R&D costs and advertising and promotional spending.

Transportation and Warehouse Costs

        Transportation and Warehouse Costs for the Fiscal 2016 Successor Period were $135 million, or 5.9% of net sales. In periods following the Keurig Acquisition, including the Fiscal 2016 Successor Period, logistics costs were recorded in Transportation and Warehouse costs whereas in all periods prior to the Keurig Acquisition, including the Fiscal 2016 Predecessor Period, Transportation and Warehouse costs were recorded in gross profit and not reported separately in the income statement.

Transaction Costs

        For the Fiscal 2016 Successor Period, Maple recognized Keurig Acquisition transaction costs of $102 million. Transaction costs generally included personnel-related costs associated with the change in control, cash settlements of previously unvested stock-based awards and other acquisition-related charges.

Restructuring Expenses

        For the Fiscal 2016 Successor Period, Maple reorganized some activities that resulted in expenses of $4 million. For a detailed discussion of Maple's restructuring programs, see "—Restructuring Programs" at the end of this section.

Operating Income

        For the Fiscal 2016 Successor Period, total operating costs were $680 million resulting in an operating income of $393 million, or 17.1% of net sales.

Gain (Loss) on Financial Instruments, Net

        For the Fiscal 2016 Successor Period, Maple realized a net loss of $14 million on its financial instruments. The net loss was primarily attributable to the fair value adjustment of our cross currency swap, which hedges the risk in currency movements on term loan debt denominated in euros.

Foreign Currency Exchange Gain (Loss), Net

        For the Fiscal 2016 Successor Period, Maple realized a net gain of $5 million due to some of its assets and liabilities being denominated in foreign currency.

Loss on Extinguishment of Debt

        For the Fiscal 2016 Successor Period, Maple realized a net loss of $5 million from voluntary prepayments of its long term debt.

Interest Expense

        For the Fiscal 2016 Successor Period, third party interest expense was $158 million and related party interest expense was $59 million for a total interest expense of $217 million. Our interest expense was primarily attributable to an increase in our outstanding debt balance associated with the Keurig Acquisition and an increase in related party interest.

Income Tax

        For the Fiscal 2016 Successor Period, income tax expense was $55 million, or 33.5% of income before income tax. The effective tax rate for the Fiscal 2016 Successor Period was primarily impacted by a 35% U.S. Federal statutory rate, and the net tax benefits related to foreign tax rate differential, transaction cost deductions, deferred state rate change, and Section 199 deductions, partially offset by ASC 740-10 uncertain tax positions and U.S. state taxes.

Net Income

        For the Fiscal 2016 Successor Period, net income was $109 million, or 4.8% of net sales.

Fiscal 2016 Predecessor Period

Net Sales

        Net sales for the Fiscal 2016 Predecessor Period were $2,025 million. Our net sales were negatively impacted by a decrease in hot pod sales, decrease in hot brewers and accessories sales and a decrease in other product sales.

Gross Profit

        Gross profit for the Fiscal 2016 Predecessor Period was $671 million, or 33.1% of net sales. Our gross profit was positively impacted by ongoing pod and brewer productivity initiatives and other manufacturing costs improvements, lower obsolescence expense and the accounting treatment of logistics costs following the Keurig Acquisition.

SG&A Expenses

        SG&A expenses for the Fiscal 2016 Predecessor Period were $334 million, or 16.5% of net sales. Our SG&A expenses benefited from the discontinuation of the Keurig® KoldTM product line, which lowered recurring costs.

Transaction Costs

        For the Fiscal 2016 Predecessor Period, Maple recognized Keurig Acquisition transaction costs of $187 million. Transaction costs generally included personnel-related costs associated with the change in control, cash settlements of previously unvested stock-based awards and other acquisition-related charges.

Restructuring Expenses

        For the Fiscal 2016 Predecessor Period, Maple reorganized some activities that resulted in expenses of $3 million. For a detailed discussion of Maple's restructuring programs, see "—Restructuring Programs" at the end of this section.

Operating Income

        For the Fiscal 2016 Predecessor Period, total operating costs were $524 million resulting in an operating income of $147 million, or 7.3% of net sales.

Gain (Loss) on Financial Instruments, Net

        For the Fiscal 2016 Predecessor Period, Maple realized a net gain of $1 million on its financial instruments. The net gain was primarily attributable to gains recognized on financial instruments to cover currency risk on the Canadian dollar and the Euro.

Gain (Loss) on Foreign Currency, Net

        For the Fiscal 2016 Predecessor Period, Maple realized a net loss of $2 million due to some of its assets and liabilities being denominated in foreign currency. The net loss was primarily attributable to the change in the exchange rate of the U.S. dollar to the Canadian dollar.

Loss on Extinguishment of Debt

        For the Fiscal 2016 Predecessor Period, Maple realized a net loss of $6 million from voluntary prepayments of its long term debt.

Interest Expense and Interest Expense—Related Party

        For the Fiscal 2016 Predecessor Period, interest expense was $3 million. Our interest expense was primarily attributable to borrowings under the Company's revolver and an increase in related party interest.

Income Tax

        For the Fiscal 2016 Predecessor Period, income tax expense was $39 million, or 28.1% of income before income tax. The effective tax rate for the Fiscal 2016 Predecessor Period was primarily impacted by a 35% U.S. Federal statutory rate, and the net tax benefits related to state refunds, R&D credits, foreign tax rate differential, Section 199 deductions, which was partially offset by tax expenses related to ASC 740-10 uncertain tax positions, capitalization of transaction costs, and U.S. state taxes.

Net Income

        For the Fiscal 2016 Predecessor Period, net income was $100 million, or 4.9% of net sales.

Fiscal 2015

Net Sales

        Net sales for fiscal 2015 were $4,520 million. Our net sales were negatively impacted by lower brewer volume.

Gross Profit

        Gross profit for fiscal 2015 was $1,607 million, or 35.6% of net sales. Our gross profit was positively impacted by stronger pod volumes, offset negatively by coffee commodity prices and obsolescence in the period.

SG&A Expenses

        SG&A expenses for fiscal 2015 were $827 million, or 18.3% of net sales. Our SG&A expense was primarily attributable to costs related to the development of the Keurig® KoldTM product line.

Transportation and Warehouse Costs

        Transportation and Warehouse costs were recorded in gross profit in fiscal 2015 and were not reported separately in the income statement.

Restructuring Expenses

        A pretax restructuring charge of $15 million was recorded in the fourth quarter of fiscal 2015, the first fiscal quarter of the program, of which approximately $12 million represents employee severance related costs that will be settled in cash. For a detailed discussion of Maple's restructuring programs, see "—Restructuring Programs" at the end of this section.

Operating Income

        For fiscal 2015, total operating costs were $842 million resulting in an operating income of $765 million, or 16.9% of net sales.

Gain (Loss) on Financial Instruments, Net

        For fiscal 2015, Maple realized a net gain of $8 million on its financial instruments. The net gain was primarily attributable to gains recognized on financial instruments to cover currency risk on the Canadian dollar.

Gain (Loss) on Foreign Currency, Net

        For fiscal 2015 Predecessor Period, Maple realized a net loss of $22 million. The net loss was primarily attributable to the change in the exchange rate of the U.S. dollar to the Canadian dollar.

Income Tax

        For fiscal 2015, income tax expense was $252 million, or 33.6% of income before income tax.

Net Income

        For fiscal 2015, net income was $498 million, or 11.0% of net sales.

Restructuring Programs

Six Months Ended March 31, 2018 and Fiscal 2017

Castroville Closure

        In May 2017, Maple looked at its capacity across the Keurig manufacturing network and determined that, geographically, it could improve matching capacity to its customer base. As a result, in May 2017, Keurig announced it was closing the Castroville, California manufacturing site on May 18, 2017. As a result of the decision Keurig had a reduction in workforce of 183 employees. This restructuring program resulted in cumulative pre-tax restructuring charges of approximately $22 million in fiscal 2017, primarily related to costs associated with employee terminations and asset related costs. Cash paid during the six months ended March 31, 2018 totaled approximately $1 million.

2017 Business Realignment

        In June 2017, Maple determined that its strategic priorities had shifted and as a result has redesigned its organizational structure. Approximately 500 employees were affected by changing roles, responsibilities or reporting lines, and 140 of those employees were notified that their roles were being eliminated. This restructuring program resulted in cumulative pre-tax restructuring charges of approximately $12 million in fiscal 2017, primarily related to costs associated with severance and employee terminations. Cash paid during the six months ended March 31, 2018 totaled approximately $5 million.

2017 Keurig 2.0 Brewing System Exit

        In August 2017, Maple determined due to shifting demand and strategic priorities that it would stop producing and selling its K2.0 brewing system models. Costs associated with this restructuring event include accelerated depreciation on all K2.0 brewing system molds and tooling equipment as well as costs associated with excess and obsolete inventory on hand totaling $10 million as of September 30, 2017. Additional accelerated depreciation of $11 million was recognized in the six months ended March 31, 2018.

Fiscal 2016 Successor Period and Fiscal 2016 Predecessor Period

Kold Restructuring

        In June 2016, Keurig announced it was discontinuing its first generation Kold platform. In connection with this announcement Keurig notified employees in its Kold manufacturing and related support teams that it was implementing a restructuring program that would include a reduction in force. Additionally, Keurig also notified select other employees that their roles would be eliminated in an effort to adjust the workforce to eliminate redundancy and improve efficiency. In connection with this restructuring program 123 roles were eliminated. This program was completed in fiscal 2017.

Canadian Business Unit Restructuring

        In October 2015, Keurig's Canadian operations initiated a multi-year productivity program intended to reduce structural costs and streamline organization structures to drive efficiency. In connection with the program the Canadian operations undertook a review of its Van Houtte Coffee Services business and consolidated its third-party logistics activities in Ontario into one location. This program was completed in fiscal 2017.

Fiscal 2015

2015 Productivity Plan

        On July 31, 2015, Keurig's Board of Directors approved a productivity program intended to reduce structural costs and streamline organization structures to drive efficiency. A pretax restructuring charge of $15 million was recorded in the fourth quarter of fiscal 2015, the first fiscal quarter of the program, of which approximately $12 million represents employee severance related costs that will be settled in cash.

Non-GAAP Operating Income and Non-GAAP Net Income

        Non-GAAP net income for the six months ended March 31, 2018, increased 7.7% to $294 million from $273 million non-GAAP net income in the comparable prior fiscal period. Non-GAAP net income for fiscal 2017 was $575 million in fiscal 2017, $246 million in the Fiscal 2016 Successor Period, $272 million in the Fiscal 2016 Predecessor Period, and $563 million in fiscal 2015.

        The following tables show a reconciliation of operating income and net income to non-GAAP operating income and non-GAAP net income for the six months ended March 31, 2018 and March 25, 2017, fiscal 2017, the Fiscal 2016 Successor Period, the Fiscal 2016 Predecessor Period and fiscal 2015 (in thousands):

	Successor				Predecessor
	Six Months Ended
(in millions)	March 31, 2018	March 25, 2017	Fiscal 2017(1)	Fiscal 2016 Successor Period	Fiscal 2016 Predecessor Period	Fiscal 2015
Operating income	$414	$485	$899	$393	$147	$765
Expenses related to SEC inquiry and pending litigation	—	—	—	—	—	2
Expenses related to antitrust litigation	—	1	3	1	—	6
Amortization of identifiable intangibles	59	48	96	55	21	48
Restructuring expenses	13	2	45	4	3	15
Acquisition and integration expenses	46	44	77	142	224	25
Stock compensation(2)	17	22	38	5	—	—

Non-GAAP operating income	$549	$602	$1,158	$600	$395	$861

(1)
Fiscal 2017 included a 53rd week which added approximately $19 million to operating income.

(2)
Stock Compensation includes expense attributable to matching awards made to management employees who made an initial investment in the Keurig Green Mountain, Inc. Executive Ownership Plan. It does not include the expense related to recurring annual equity grants issued by the Company.

	Successor				Predecessor
	Six Months Ended
(in millions)	March 31, 2018	March 25, 2017	Fiscal 2017(1)	Fiscal 2016 Successor Period	Fiscal 2016 Predecessor Period	Fiscal 2015
Net income attributable to Maple Parent Holdings Corp	$700	$202	$378	$109	$100	$498
Expenses related to SEC inquiry and pending litigation	—	—	—	—	—	2
Expenses related to antitrust litigation	—	1	3	1	—	6
Amortization of identifiable intangibles	59	48	96	55	21	48
Restructuring expenses	13	2	45	4	3	15
Acquisition and integration expenses	50	44	77	142	224	25
Deferred financing fees	7	12	20	17	1	—
Mark to market(2)	(51)	(107)	(89)	4	23	(5)
Stock compensation(3)	17	22	38	5	—	—
Loss on extinguishment of debt	7	83	85	5	7	—
Tax reform	(481)	—	—	—	—	—
Income tax	(27)	(34)	(78)	(96)	(107)	(26)

Non-GAAP net income attributable to Maple Parent Holdings Corp	$294	$273	$575	$246	$272	$563

(1)
Fiscal 2017 included a 53rd week which added approximately $13 million to net income.

(2)
Mark to market includes unrealized gains on interest rate and commodity hedges that the Company did not designate to qualify for hedge accounting.

(3)
Stock Compensation includes expense attributable to matching awards made to management employees who made an initial investment in the Keurig Green Mountain, Inc. Executive Ownership Plan. It does not include the expense related to recurring annual equity grants issued by the Company.

Liquidity and Capital Resources

        Maple has principally funded its operations, working capital needs, capital expenditures and cash dividends from operations, equity offerings and borrowings under its credit facilities. At March 31, 2018, Maple had $3,088 million in outstanding third-party debt, $1,815 million in outstanding related party debt, $102 million in capital lease and financing obligations, $122 million in cash and cash equivalents and negative working capital (including cash) of $1,051 million. At March 25, 2017, Maple had $4,508 million in outstanding debt, $1,815 million in outstanding related party debt, $108 million in capital lease and financing obligations, $181 million in cash and cash equivalents and negative working capital (including cash) of $229 million.

        Maple's cash and cash equivalents totaled $122 million and $181 million as of March 31, 2018 and March 25, 2017, respectively. Maple actively manages its cash and cash equivalents in order to internally fund its operating needs, make scheduled interest and principal payments on its borrowings, invest in its innovation pipeline and business growth opportunities, and return cash to stockholders through cash dividend payments.

        As of March 31, 2018, Maple had $131 million (for which taxes have been provided) of undistributed foreign earnings. As of March 31, 2018, Maple had $56 million of cash and cash equivalents held in international jurisdictions which will be used to fund capital and other cash requirements of international operations.

Operating Activities

        Net cash provided by operating activities is principally comprised of net income and is primarily affected by change in working capital and non-cash items relating to depreciation and amortization.

        Net cash provided by operating activities was $651 million for the six months ended March 31, 2018 compared to $863 million for the same period in fiscal 2017. Maple generated $708 million in net income in the six months ended March 31, 2018 as compared to $205 million the same fiscal period in 2017. Significant non-cash items primarily consisted of (i) $124 million in depreciation and amortization, (ii) $30 million in the provision for sales returns and (iii) $48 million gain related to mark to market of financial instruments. Other significant changes in assets and liabilities affecting net cash provided by operating activities were (i) a decrease in inventories of $82 million, primarily attributable to decreases in brewer and pod inventories , (ii) an increase in accounts payable and accrued expense of $125 million, primarily attributable to increases in accounts payable and (iii) an increase in income tax payable of $16 million and(iv) decrease in accounts receivable of $42 million.
        Net cash provided by operating activities was $1,748 million in fiscal 2017 driven primarily by the $871 million increase in accounts payable as a result of the accounts payable program as discussed below. During fiscal 2017, we generated $383 million in net income. Significant non-cash items, net, were accretive to net income and primarily consisted of (i) $239 million in depreciation and amortization expense, (ii) $85 million in accelerated amortization of deferred financing fees due to the early retirement of term loan debt, (iii) $66 million in charges related to our provision for sales returns, (iv) $58 million in stock compensation expense primarily related to our long term incentive equity plan and (v) a $41 million gain primarily related to fair valuing of our euro-denominated term loan B debt, partially offset by a $4 million loss on financial instruments. Net cash was also impacted by other changes in working capital during the period as decreases in brewer and pod inventories related to inventory planning and management were partially offset by other unfavorable working capital changes.

        Net cash provided by operating activities was $280 million in the Fiscal 2016 Successor Period and $831 million in the Fiscal 2016 Predecessor Period. Maple generated $109 million in net income in the Fiscal 2016 Successor Period and $100 million in the Fiscal 2016 Predecessor Period. Significant non-cash items in fiscal 2016 primarily consisted of (i) $125 million and $124 million in depreciation and amortization expense in the Fiscal 2016 Successor Period and 2016 Fiscal Predecessor Period related to fixed assets and intangibles, (ii) $6 million and $141 million in deferred compensation and stock compensation in the Fiscal 2016 Successor Period and 2016 Fiscal Predecessor Period and (iii) $47 million and $55 million in charges related to our provision for sales returns in the 2016 Successor Period and 2016 Fiscal Predecessor Period. Net cash provided by operating activities was impacted in the 2016 Fiscal Successor Period by improved payment terms on accounts payable and in the 2016 Fiscal Predecessor by reduction of inventories and accounts receivable, as well as improved payment terms on accounts payable.

        Net cash provided by operating activities was $755 million for fiscal 2015. Maple generated $498 million in net income in fiscal 2015. Significant non-cash items for Fiscal 2015 primarily consisted of $266 million in depreciation and amortization and $114 million in the provision for sales returns.

Investing Activities

        Net cash used in investing activities is principally comprised of capital expenditures and acquisition related events, offset by proceeds from sale of business.

        Capital expenditures were $66 million, $33 million, $79 million, $411 million and $30 million in fiscal 2017, the Fiscal 2016 Successor Period, the Fiscal 2016 Predecessor Period, fiscal 2015 and in the six months ended March 31, 2018, respectively.

        Net cash used in investing activities for the six months ended March 31, 2018 included $30 million of capital expenditures primarily related to portion pack manufacturing and information technology infrastructure. Investing activities for the comparable prior fiscal period included $250 million of proceeds which were recovered from the sale of Keurig® KoldTM assets and $37 million in capital expenditures primarily related to portion pack manufacturing and information technology infrastructure.

        Investing activities in fiscal 2017 included $66 million of capital expenditures in addition to $250 million of proceeds which were recovered from the sale of Keurig® KoldTM assets. The $66 million of capital expenditures incurred on an accrual basis during fiscal 2017 consisted primarily of $37 million related to information technology infrastructure and systems and $16 million towards portion pack manufacturing.

        Investing activities in fiscal 2016 included $13,717 million in the Fiscal 2016 Successor Period for the Keurig Acquisition and $33 million and $79 million in the Fiscal 2016 Successor Period and 2016 Fiscal Predecessor Period in capital expenditures. Capital expenditures on an accrual basis related to portion pack manufacturing, information technology infrastructure and transportation assets.

        Investing activities of $498 million in fiscal 2015 included $411 million of capital expenditures incurred on an accrual basis which consisted primarily of $251 million in new product platforms primarily related to Kold, $35 million related to facilities and related infrastructure, $38 million related to information technology and systems, $19 million related to coffee processing and other equipment, and $25 million related to increasing packaging capabilities.

Financing Activities

        Net cash used in financing activities is principally comprised of repayment of long-term debt, dividend payments and proceeds from the issuance of shares.

        Cash used in financing activities for the six months ended March 31, 2018, the six months ended March 25, 2017, fiscal 2017, the Fiscal 2016 Successor Period, the Fiscal 2016 Predecessor Period and fiscal 2015 totaled $834 million, $1,323 million, $2,026 million, $(13,937) million, $642 million and $972 million, respectively.

        Net cash used in financing activities for the six months ended March 31, 2018 included $805 million of repayment of revolving line of credit and long-term debt and $23 million in dividend payments. In the same fiscal period of 2017, net cash used in financing activities included $2,879 million in repayment of long-term debt, offset by $450 million in revolving line of credit increase, $1,200 million of proceeds from issuance of debt and $18 million of dividend payments.

        Cash used in (provided by) financing activities for fiscal 2017 included $1,968 million of debt repayment, including refinancing of the Term B Facility (defined below) loans in March 2017. In fiscal 2017, $100 million was drawn against our revolving credit facility, of which a portion was used to fund repayments of our long-term debt. In addition, Maple paid $55 million in dividends.

        Cash provided by financing activities for the Fiscal 2016 Successor Period included $(13,937) million, related mostly to the acquisition of Keurig Green Mountain

        Cash used in financing activities for the Fiscal 2016 Predecessor Period totaled $642 million, related mostly to the Company's share repurchase and the net change in the Company's revolving line of credit.

        Cash used in financing activities for fiscal 2015 totaled $972 million, related mostly to the Company's share repurchase program, the net change in the Company's revolving line of credit, dividends paid, and repayment of long term debt.

Accounts payable program

        Maple entered into an agreement with a third party to allow participating suppliers to track payment obligations from Maple, and if elected, sell payment obligations from Maple to financial institutions. Suppliers can sell one or more of Maple's payment obligations at their sole discretion and the rights and obligations of Maple to its suppliers are not impacted. Maple has no economic interest in a supplier's decision to enter into these agreements and no direct financial relationship with the financial institutions. Maple's obligations to its suppliers, including amounts due and scheduled payment terms, are not impacted. As of March 31, 2018, September 30, 2017 and September 24, 2016, $1.5 billion, $1.2 billion, and $0, respectively, of Maple's outstanding payment obligations is payable to suppliers who utilize these third party services.

Long Term Debt

        On March 3, 2016, Keurig and its parent, Maple Subsidiary, entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (the "Administrative Agent"), and the lenders party thereto from time to time (the "Credit Agreement"). Under the Credit Agreement, inclusive of the incremental amendments noted below, the Company maintains secured credit facilities consisting of (i) a $700 million revolving credit facility (the "Revolving Facility"), and (ii) a Term A loan facility in the original principal amount of $4.275 billion (the "Term A Facility"). The Term B loan facility, consisting of a U.S. dollar denominated tranche of $1.875 billion and a euro denominated tranche in the principal amount of €842 million, was extinguished on March 13, 2017 (the "Term B Facility"). The initial proceeds of the Term A Facility and Term B Facility were used by Keurig for several purposes, including refinancing all outstanding indebtedness of Keurig under Keurig's former Credit Agreement, dated June 29, 2015, with Bank of America, N.A., as administrative agent, funding a portion of the consideration for the Keurig Acquisition and paying fees, costs, and expenses related to the transactions in the Keurig Acquisition, including the equity contributions. At March 31, 2018, there is $700 million available under the Revolving Facility. Maple has $1,815 million in related party debt which matures in 2023 and has a fixed interest rate of 5.5%.

        On March 24, 2016, Keurig, Maple Subsidiary, the Guarantors named therein, the Administrative Agent and Bank of China (Luxembourg) S.A. ("Bank of China") entered into an amendment to the

Credit Agreement, whereby Bank of China provided the Company with a $100 million incremental Term A loan, which was structured as an increase in the aggregate principal amount of the Term A Facility, having identical terms and conditions as the existing Term A Facility. In conjunction with the amendment, the Company notified its lenders that it would use the proceeds from the incremental Term A Facility to prepay its U.S. dollar Term B Facility borrowings in the principal amount of $100 million on March 24, 2016.

        On March 13, 2017, Keurig, Maple Subsidiary, the Guarantors named therein, the Administrative Agent and multiple banks (Citibank N.A., Bank of America, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A.) entered into an amendment to the Credit Agreement, whereby borrowings under the Term B Facility (both USD and EUR) were extinguished and an incremental $1,200 million principal amount was borrowed under the Term A Facility ("Second Amendment Term A Loan Commitment"). An additional $200 million revolving facility was also committed ("Second Amendment Revolving Loans") as a result of this transaction. The terms of the additional borrowings are identical to the original borrowing under the existing Term A Facility. As a result of the 2017 refinancing, the Company recognized a loss on extinguishment of debt in March 2017 of $43 million which was primarily related to deferred financing fees and original issue discount on borrowings under the Term B Facility. This was recorded within Other income (loss), net in the consolidated statements of operations.

        The Credit Agreement permits Keurig to request incremental borrowings to the Revolving Facility, and/or the establishment of one or more new term loan commitments, in an aggregate amount not to exceed $600 million. The lenders under the Revolving Facility will not be under any obligation to provide any such increases or new term loan commitments, and the availability of such additional increases and/or establishment of new term loan commitments is subject to customary terms and conditions. At March 31, 2018, Keurig had $0 million outstanding under the Revolving Facility and $6 million in letters of credit with $700 million available for borrowing.

        Keurig's average effective interest rate as of March 31, 2018 and March 25, 2017 was 3.18% and 2.66%, respectively, excluding amortization of deferred financing charges and the effect of interest rate swap agreements, which do not meet the criteria for hedge accounting. Keurig also pays a commitment fee on the average daily unused portion of the revolving credit facilities, ranging from 0.25% to 0.30% of the dollar amount of the unused portion of our revolving credit facilities.

        The Credit Agreement contains customary representations and warranties, and affirmative and negative covenants. Further, the Credit Agreement contains a financial covenant, which applies solely with respect to the Revolving Facility and Term A Facility, requiring that Keurig not exceed the then applicable maximum total net leverage ratio, which is tested at the end of each calendar quarter. At March 31, 2018, Keurig was in compliance with these covenants. In addition, the Credit Agreement contains certain mandatory prepayment requirements and customary events of default. The Credit Agreement will be prepaid and terminated at the closing of the merger.

Interest Rate Swaps and Foreign Currency Instruments

        Maple is exposed to interest rate risk associated with USD variable rate debt. On March 3, 2016, Maple entered into $2.85 billion in interest rate swaps where Maple receives a variable rate and pays a fixed rate on these swaps with terms ranging from two to seven years. In fiscal years 2018-2020, $150 million of the total notional will mature each year, $2.1 billion in 2021 and $300 million in 2023. These swaps are not amortized. Maple also occasionally enters into certain foreign currency forward contracts to hedge certain exposures that are not designated as hedging instruments for accounting purposes. At March 31, 2018, Maple had open foreign currency forward contracts with a total notional of $386 million. In fiscal year 2018, $91 million of the total notional will mature, $10 million will mature in fiscal year 2019 and with the remaining $285 million in 2024. These contracts are recorded at fair value, with the changes in fair value recognized in the consolidated statements of operations.

        Maple does not hold or use derivative financial instruments for trading or speculative purposes.

        Maple is exposed to credit loss in the event of nonperformance by the counterparties to these financial instruments, however, nonperformance is not anticipated.

        Maple believes that its cash flows from operating activities, existing cash and its credit facilities will provide sufficient liquidity through the next 12 months to pay all liabilities in the normal course of business, fund anticipated capital expenditures, service debt requirements and pay dividends. Maple continually evaluates its capital requirements and access to capital. Maple may choose to raise additional capital through equity and/or debt financing to provide flexibility to assist with managing several risks and uncertainties inherent in a growing business including potential future acquisitions or increased capital expenditure requirements.

        A summary of future cash requirements related to its outstanding long-term debt, minimum lease payments and purchase commitments as of September 30, 2017 is as follows (in millions):

in millions	Long-term Debt	Interest Expense	Operating Lease Obligations	Capital Lease Obligations	Financing Obligations	Purchase Obligations	Total
FY 2018	$219	$196	$12	$3	$12	$768	$1,210
FY 2019 - FY 2020	438	391	20	8	23	161	1,041
FY 2020 - FY 2021	3,277	322	16	8	23	—	3,646
Thereafter	1,815	50	10	17	84	—	1,976

Total	$5,749	$959	$58	$36	$142	$929	$7,873

Critical Accounting Estimates

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires Maple to make estimates and assumptions that affect amounts reported in the accompanying consolidated financial statements. Significant estimates and assumptions by management affect Maple's inventory, deferred tax assets and liabilities, allowance for sales returns, warranty reserves, accrued restructuring and other certain accrued expenses, goodwill, intangible and long-lived assets and stock-based compensation.

        Although Maple regularly assesses these estimates, actual results could differ from these estimates. Changes in estimates are recorded in the period they become known. Maple bases its estimates on historical experience and various other assumptions that it believes to be reasonable under the circumstances.

Business Combinations

        Maple uses the acquisition method of accounting for business combinations and recognizes assets acquired and liabilities assumed measured at their fair values on the date acquired. Goodwill represents the excess of the purchase price over the fair value of the net assets. The fair values of the assets and liabilities acquired are determined based upon Maple's valuation. The valuation involves making significant estimates and assumptions, which are based on detailed financial models, including the projection of future cash flows, the weighted average cost of capital and any cost savings that are expected to be derived in the future.

Goodwill and Intangibles

        Goodwill is tested for impairment annually. Goodwill is assigned to reporting units for purposes of impairment testing. A reporting unit is the same as an operating segment or one level below an operating segment. Maple may assess qualitative factors to determine if it is more likely than not (i.e., a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount, including goodwill. If Maple determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, no further testing is necessary. If, however, Maple determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, Maple performs the first step of a two-step goodwill impairment test. The assessment of qualitative factors is optional and at Maple's discretion. Maple may bypass the qualitative assessment for any reporting unit in any period and perform the first step of the quantitative goodwill impairment test. Maple may resume performing the qualitative assessment in any subsequent period. The first step is a comparison of each reporting unit's fair value to its carrying value. Maple estimates fair value based on the income approach, using discounted cash flows, with consideration given to the market approach, using the guideline company method and comparable transaction method. The reporting unit's discounted cash flows require significant management judgment with respect to sales forecasts, gross margin percentages, SG&A expenses, capital expenditures and the selection and use of an appropriate discount rate. The projected sales, gross margin and SG&A expense rate assumptions and capital expenditures are based on Maple's annual business plan or other forecasted results. Discount rates reflect market-based estimates of the risks associated with the projected cash flows directly resulting from the use of those assets in operations. The market approach uses observable market data such as comparable companies in similar lines of business that are publicly traded or which are part of a public or private transaction (to the extent available). The estimates of fair value of reporting units are based on the best information available as of the date of the assessment. If the carrying value of a reporting unit exceeds its estimated fair value in the first step, a second step is performed, which requires Maple to allocate the fair value of the reporting unit derived in the first step to the fair value of the reporting unit's net assets, with any fair value in excess of amounts allocated to such net assets representing the implied fair value of goodwill for that reporting unit. If the implied fair value of the goodwill is less than the book value, goodwill is impaired and is written down to the implied fair value amount.

        In fiscal 2017, Maple changed its annual impairment testing date from the end of the fiscal year to July 1st to better align to when forecast data is shared with its stockholders. In addition, Maple has early adopted ASU 2017-04 Intangibles—Goodwill and Other. Under the new standard, if the carrying value of the reporting unit exceeds its fair value an impairment charge will be recorded in current earnings for the difference up to the carrying value of the goodwill recorded. All other aspects of Maple's annual goodwill impairment test remain the same.

Revenue Recognition

        Revenue from sales of brewing systems, coffee and other specialty beverages in pods, and coffee in more traditional packaging including whole bean and ground coffee selections in bags and ground coffee in fractional packs is recognized when title and risk of loss passes to the customer, which generally occurs upon shipment or delivery of the product to the customer as defined by the contractual shipping terms. Shipping charges billed to customers are also recognized as revenue, and the related shipping costs are included in cost of sales. Cash received in advance of product delivery is recorded in deferred revenue, which is included in other current liabilities on the accompanying consolidated balance sheet, until earned.

        The majority of Maple's distribution to major retailers is processed by fulfillment entities. The fulfillment entities receive and fulfill sales orders and invoice certain retailers. All products shipped by Maple to the fulfillment entities are owned by the Company and included in inventories on the accompanying consolidated balance sheet. Maple recognizes revenue when delivery of the product from the fulfillment entity to the retailer has occurred based on the contractual shipping terms and when all other revenue recognition criteria are met.

        Sales of brewing systems, pods and other products are recognized net of any discounts, returns, allowances and sales incentives, including coupon redemptions and rebates. Maple estimates the allowance for returns using an average return rate based on historical experience and an evaluation of contractual rights or obligations. Maple routinely participates in trade promotion programs with customers, including customers whose sales are processed by the fulfillment entities, whereby customers can receive certain incentives and allowances which are recorded as a reduction to sales when the sales incentive is offered and committed to or, if the incentive relates to specific sales, at the later of when that revenue is recognized or the date at which the sales incentive is offered. These incentives include, but are not limited to, cash discounts. Allowances to customers that are directly attributable to and supportable by customer promotional activities are recorded as selling expenses at the time the promotional activity occurs.

        Roasters licensed by Maple to manufacture and sell pods, both to Maple for resale and to their other coffee customers, are obligated to pay a royalty to Maple upon shipment to their customer. Maple records royalty revenue upon shipment of pods by licensed roasters to third-party customers as set forth under the terms and conditions of various licensing agreements. For shipments of pods to Maple for resale, this royalty payment is recorded as a reduction to the carrying value of the related pods in inventory and as a reduction to cost of sales when sold through to third-party customers by Maple.

Off-Balance Sheet Arrangements

        Maple does not have any off-balance sheet arrangements. Maple does not have, nor does it engage in, transactions with any special purpose entities.

Quantitative and Qualitative Disclosures About Market Risk

        Market risks relating to our operations result primarily from changes in interest rates, foreign exchange and the commodity "C" price of coffee (the price per pound quoted by the Intercontinental Exchange). To address these risks, we enter into hedging transactions as described below. We do not engage in speculative transactions, nor do we hold derivative instruments for trading purposes.

        For purposes of specific risk analysis, we use sensitivity analysis to determine the impacts that market risk exposures may have on our financial position or earnings.

Interest rate risks

        The table below provides information about our debt obligations, some of which are sensitive to changes in interest rates. The table presents principal cash flows and weighted average interest rates by fiscal year:

	2018	2019	2020	2021	2022	Thereafter	Total debt Outstanding and average effective interest rate at March 31, 2018
Variable rate (in thousands)	$109,375	$218,750	$218,750	$2,582,119	$—	$—	$3,128,994
Average interest rate(1)	3.18%	3.18%	3.18%	3.18%	—%	—%	3.18%
Fixed rate (in thousands)	$140	$176	$—	$—	$—	$1,815,000	$1,815,316
Average interest rate	4.91%	4.91%	—%	—%	—%	5.5%	—

(1)
Based on variable rates in effect as of March 31, 2018.

        At March 31, 2018, we had $3,129 million of outstanding debt obligations subject to variable interest rates. Should all our variable interest rates increase by 100 basis points, we would incur additional interest expense of $31 million over the life of the debt on March 31, 2018 balances. As discussed further under the heading "Liquidity and Capital Resources" the Company has historically entered into interest rate swap agreements. As of March 31, 2018, there were $2,700 million in interest rate swap agreements in effect.

Commodity price risks

        The "C" price of coffee is subject to substantial price fluctuations caused by multiple factors, including, but not limited to, weather and political and economic conditions in coffee-producing countries. Our gross profit margins can be significantly impacted by changes in the "C" price of coffee. We enter into coffee purchase commitments in an attempt to secure an adequate supply of coffee. These agreements are tied to specific market prices (defined by both the origin of the coffee and the time of delivery) but we have significant flexibility in selecting the date of the market price to be used in each contract. At September 30, 2017, the Company had approximately $228 million in green coffee purchase commitments, of which approximately 82% had a fixed price. At September 24, 2016, the Company had approximately $199 million in green coffee purchase commitments, of which approximately 83% had a fixed price. At March 31, 2018, Maple had approximately $203 million in green coffee purchase commitments, of which approximately 99% had a fixed price.

        Commodity price risks at March 31, 2018 are as follows (in thousands, except average "C" price):

Purchase commitments	Total Cost(1)	Pounds	Average "C" Price
Fixed(2)	$145,936	96,410	$1.28
Variable(3)	$1,719	1,048	$1.23
	$147,655	97,458

(1)
Total coffee costs typically include a premium or "differential" in addition to the "C" price.

(2)
Excludes $55 million in price-fixed coffee purchase commitments (28.4 million pounds) that are not determined by the "C" price.

(3)
Price-to-be-established green coffee purchase commitments.

        We regularly use commodity-based financial instruments to hedge price-to-be-established coffee purchase commitments with the objective of minimizing cost risk due to market fluctuations. These financial instruments are recorded at fair value and are not designated as hedging instruments for accounting purposes. At September 30, 2017, we held outstanding financial instruments on coffee covering 32.4 million pounds of coffee with a fair market value of $0.4 million, gross of tax. At September 24, 2016, we held outstanding financial instruments on coffee covering 9.4 million pounds of coffee with a fair market value of $1 million, gross of tax. At March 31, 2018, we held outstanding financial instruments on coffee covering 16.8 million pounds of coffee with a fair market value of $(2) million, gross of tax. These outstanding financial instruments economically hedge our price-to-be-established green coffee purchase commitments.

        At September 30, 2017, we are exposed to approximately $40 million in price-to-be-established green coffee purchase commitments that do not have a fixed price as compared to $35 million in price-to-be-established green coffee purchase commitments that did not have a fixed price at September 24, 2016. At March 31, 2018, we are exposed to approximately $2 million in price-to-be-established green coffee purchase commitments that do not have a fixed price. A hypothetical 10% movement in the "C" price would increase or decrease our financial commitment for these purchase commitments outstanding at March 31, 2018 by approximately $0.2 million.

        We are also subject to commodity price risk as our manufacturing and transportation costs are affected by various market factors including the availability of supplies of particular forms of energy and energy prices, as well as price risk for utilities and various manufacturing inputs which are used in our manufacturing operations. Derivative instruments have not been used to manage these risks.

Foreign currency exchange rate risk

        Presently, our foreign operations are primarily related to our Canada segment, which is subject to risks, including, but not limited to, unique economic conditions, changes in political climate, differing tax structures, other regulations and restrictions, and foreign exchange rate volatility. Accordingly, our future results could be materially adversely affected by changes in these or other factors. We also source our green coffee, certain production equipment, and components of our brewers and manufacturing of our brewers from countries outside the U.S., which are subject to the same risks described for Canada above; however, most of our green coffee and brewer purchases are transacted in the U.S. dollar.

        The majority of the transactions conducted by our Canada segment are in the Canadian dollar. As a result, our revenues are adversely affected when the U.S. dollar strengthens against the Canadian dollar and are positively affected when the U.S. dollar weakens against the Canadian dollar. Conversely, our expenses are positively affected when the U.S. dollar strengthens against the Canadian dollar and adversely affected when the U.S. dollar weakens against the Canadian dollar.

        We occasionally use foreign currency forward contracts to hedge certain capital purchase liabilities for production equipment with the objective of minimizing cost risk due to market fluctuations. We designate these contracts as fair value hedges and measure the effectiveness of these derivative instruments at each balance sheet date. The changes in the fair value of these instruments along with the changes in the fair value of the hedged liabilities are recognized in net gains or losses on foreign currency on the consolidated statements of operations. We had no outstanding foreign currency forward contracts designated as fair value hedges at March 31, 2018.

        In addition, we use foreign currency forward contracts to hedge the purchase and payment of certain purchases denominated in USD. These contracts are recorded at fair value and are not designated as hedging instruments for accounting purposes. As a result, the changes in fair value are recognized in the Gain (loss) on financial instruments, net line in the consolidated statements of operations. For this exposure, we had outstanding foreign currency forward contracts with a notional value of $101 million at March 31, 2018. In fiscal year 2018, $91 million of the total notional will mature.

        Our Canadian Business Unit holds an intercompany note denominated in USD. The balance of the note at March 31, 2018 was $285 million. This foreign currency exposure is currently hedged with forward contracts, for a notional of $285 million maturing in 2024. These contracts are recorded at fair value and are not designated as hedging instruments for accounting purposes. As a result, the changes in fair value are recognized in the Gain (loss) on financial instruments, net line in the consolidated statements of operations.

        The market risk associated with the foreign currency exchange rate movements on foreign exchange contracts is expected to mitigate the market risk of the underlying obligation being hedged. A hypothetical 10% movement in the CAD:USD rate would increase or decrease our financial commitment for these foreign exchange contract forwards outstanding at March 31, 2018 by approximately $0.2 million.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS

        The following are the material U.S. federal income tax consequences of the Transactions to certain beneficial owners of DPSG common stock. This discussion is based on the Code, applicable Treasury regulations, administrative interpretations and court decisions as in effect as of the date of this proxy statement, all of which may change, possibly with retroactive effect.

        This discussion assumes that you hold DPSG common stock as a capital asset (generally, assets held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be important to a beneficial owner of DPSG common stock in light of such holder's particular circumstances or that may be applicable to holders subject to special treatment under U.S. federal income tax laws (including, for example and without limitation, financial institutions, dealers in securities, traders in securities that elect mark-to-market treatment, insurance companies, tax-exempt entities, holders that have beneficially owned five percent or more of DPSG's outstanding common stock at any time during the five year period ending on the date of the special cash dividend, holders who acquired DPSG common stock pursuant to the exercise of employee stock options or otherwise as compensation, holders that hold DPSG common stock in a tax-deferred account such as an individual retirement account or a plan qualifying under Section 401(k) of the Code, holders whose functional currency is not the U.S. dollar, controlled foreign corporations, passive foreign investment companies, entities or arrangements treated as partnerships for U.S. federal income tax purposes, holders subject to the alternative minimum tax, holders that exercise appraisal rights, certain former citizens or former long-term residents of the United States, holders deemed to sell DPSG common stock under the constructive sale provisions of the Code and holders who hold DPSG common stock as part of a straddle, hedge, synthetic security or conversion transaction), nor does it address any aspects of the unearned income Medicare contribution tax enacted pursuant to the Health Care and Education Reconciliation Act of 2010. In addition, except to the extent provided below, this discussion does not address U.S. federal tax laws other than those pertaining to the U.S. federal income tax, nor does it address any aspects of U.S. state, local or non-U.S. taxes. Accordingly, holders of DPSG common stock are encouraged to consult with their own tax advisors regarding the U.S. federal non-income, state, local, non-U.S. income and other tax considerations of the Transactions.

        If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will generally depend on the status of the partners and your activities. Partnerships holding DPSG common stock and partners in such partnerships are urged to consult their tax advisors as to the particular U.S. federal income tax consequences of the Transactions.

U.S. Federal Income Tax Treatment of the Transactions

        This discussion is based upon the Code, the Treasury regulations thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof. Any change in any of these authorities could affect the tax consequences of the Transactions. Consummation of the Transactions is not conditioned on the receipt of any tax opinion with respect to the tax treatment of holders of DPSG common stock. Furthermore, no assurance can be given that the IRS will agree with this discussion or that, if the IRS were to take a contrary position, such position ultimately would not be sustained by the courts.

        The merger agreement provides that Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly owned subsidiary of DPSG. DPSG will not be a party to the merger and holders of DPSG common stock will retain such shares of DPSG common stock in the Transactions. The merger agreement also provides that DPSG will declare and pay the special cash dividend to record holders of DPSG common stock as of the close of business on the business day immediately prior to the closing of the merger, with payment made on the business day following the closing of the merger. For U.S. federal income tax purposes, the special cash dividend is expected to be characterized as a distribution pursuant to Section 301(a) of the Code. Assuming this characterization applies, as a result, the special cash dividend will be considered a dividend for U.S. federal income tax purposes to the extent of the current and accumulated earnings and profits of DPSG and Maple through the end of the taxable year of Maple in which the merger occurs (which is assumed to be the year ending September 30, 2018) ("E&P"). The portion of the special cash dividend that is not characterized as a dividend for tax purposes will be applied against and reduce the tax basis of DPSG common stock, with any excess treated as gain from the sale or exchange of property. Such gain must be computed separately for each block of DPSG common stock if those blocks were purchased at different prices or at different times. Because you will be retaining your shares of DPSG common stock in the Transactions, except with respect to gain from the special cash dividend, (i) you will not recognize gain with respect to the Transactions, (ii) your holding period for your DPSG common stock will remain unchanged and (iii) your tax basis in your shares of DPSG common stock will be reduced, but not below zero, by the amount of the special cash dividend in excess of E&P. No tax opinion will be provided to DPSG or the holders of DPSG common stock in connection with the Transactions.

        Based on DPSG's and Maple's estimate of their respective E&P, it is currently estimated that the applicable E&P will be approximately $29 to $32 per share. Thus, only a minority of the amount of the special cash dividend will be out of E&P and treated as a dividend for U.S. federal income tax purposes.

        The process of determining E&P required a comprehensive review and analysis of DPSG's and Maple's history, and requires a final determination of the 2017 and 2018 fiscal year results and a review of other future events and factors. The determination will be based in part on factors that are outside of the control of either company and which cannot be ascertained at this time, including the closing date of the merger and the financial results of DPSG and Maple through the end of Maple's tax year in which the merger occurs.

        DPSG will be required to complete IRS Form 8937 for each distribution that affects stockholder basis and post it on the Investor Relations portion of its website within 45 days of the dividend payment date. This form will provide details on the expected changes in the tax basis of the shares and the portion of the special cash dividend paid out of E&P. The final determination of the tax treatment of annual distributions (dividends versus return of capital) is reported to U.S. Holders (as defined below) on Form 1099-DIV. This form will be mailed to U.S. stockholders in early 2019, assuming the merger occurs in 2018. Non-U.S. Holders (as defined below) should consult their own tax advisors. The determination of E&P is not binding on the IRS, and it is possible that the IRS will take a different view.

U.S. Federal Income Tax Consequences to U.S. Holders

        This section applies to you if you are a U.S. Holder. You are a "U.S. Holder" if, for U.S. federal income tax purposes, you are a beneficial owner of DPSG common stock that is:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation created or organized (or deemed to be created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if it either (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

        If you are a non-corporate U.S. Holder, the amount of the special cash dividend you receive that is treated as a dividend for U.S. federal income tax purposes generally will be eligible for a reduced rate of taxation (at long-term capital gains tax rates) if certain holding period (generally, holding such stock for more than 60 days during the 121-day period that begins 60 days before the record date) and other requirements are satisfied and if such holding period and other requirements are not satisfied, the amount will be taxed at ordinary income tax rates. To the extent that the special cash dividend qualifies for such reduced rate of taxation and constitutes an "extraordinary dividend" (generally, where the amount of the dividend exceeds 10% of your tax basis in your stock, the special cash dividend will likely be an "extraordinary dividend"), any loss on the sale or exchange of such stock, to the extent of such extraordinary dividend, will be treated as long-term capital loss. You should consult your tax advisor regarding the possible applicability of the extraordinary dividend provisions of the Code with respect to the special cash dividend and the potential effect of such provisions on any losses with respect to DPSG common stock you recognize.

        If you are a corporate U.S. Holder, the amount of the special cash dividend you receive that is treated as a dividend for U.S. federal income tax purposes will be eligible for the dividends-received deduction if certain holding period (generally, holding such stock for more than 45 days during the 91-day period that begins 45 days before the record date) and other requirements are satisfied. In addition, if (i) you are allowed a dividends-received deduction with respect to the special cash dividend, (ii) you held your DPSG common stock for two years or less, and (iii) such special cash dividend constitutes an extraordinary dividend (which the special cash dividend will likely be), then your tax basis in your DPSG common stock will be reduced (but not below zero) by the nontaxed portion of the special cash dividend and, if the nontaxed portion of such dividend exceeds such tax basis, such excess will be treated as gain from the sale or exchange of your DPSG common stock. You should consult your tax advisor regarding the potential applicability of the extraordinary dividend provisions of the Code with respect to the special cash dividend.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

        This section applies to you if you are a Non-U.S. Holder. You are a "Non-U.S. Holder" if you are not a U.S. Holder. You are not a Non-U.S. Holder if you are a nonresident alien individual present in the United States for 183 days or more in the taxable year of the Transactions, or if you are a former citizen or former resident of the United States, in which case you should consult your tax advisor regarding the U.S. federal income tax consequences of the Transactions.

        The amount of the special cash dividend you receive that is treated as a dividend for U.S. federal income tax purposes generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty (except as described in the immediately succeeding paragraph). To obtain a reduced rate of withholding, you will be required to provide a properly executed applicable IRS Form W-8 certifying your entitlement to benefits under a treaty. You will generally not be subject to tax on any gain recognized with respect to your DPSG common stock (except as described in the immediately succeeding paragraph).

        Before the record date, we intend to publicly announce the estimated portion of the special cash dividend that will be treated as a dividend subject to withholding. However, it is possible that a broker, dealer, bank or other custodian that holds your DPSG common stock on your behalf may determine the amount to withhold at the time of payment on an amount that is greater than such announced estimate, and may even determine the amount to withhold based on the entire amount of the special cash dividend (i.e., withhold at a 30% or lesser treaty rate on the entire $103.75 per share special cash dividend). In such event, or if the actual amount of E&P as determined following the end of the fiscal year is less than that estimated before the record date of the special cash dividend, you may need to make a claim for a refund with the IRS with respect to withholdings on amounts in excess of the portion treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders who are individuals eligible for a refund may make a claim for a refund by filing IRS Form 1040NR and corporate Non-U.S. Holders may do so by filing IRS Form 1120-F, although it may be possible if you hold your DPSG shares through a broker, dealer, bank or other custodian to obtain an offset in withheld taxes from such persons. Non-U.S. Holders should consult their broker, dealer, bank or other custodian holder that holds their shares of DPSG common stock in order to ascertain to what extent they will withhold on the payment of the special cash dividend, and their tax advisors on how to obtain a refund of any excess withholding.

        If the special cash dividend you receive is effectively connected with your conduct of a U.S. trade or business, and, if pursuant to an applicable income tax treaty, attributable to a permanent establishment or fixed base maintained by you in the United States, the special cash dividend (including any amount characterized as a capital gain) generally will be subject to U.S. federal income tax on a net income basis in the same manner as if you were a U.S. Holder. In this case, you will be exempt from the withholding tax discussed above, although you will be required to provide a properly executed IRS Form W-8ECI in order to claim an exemption from withholding. You should consult your tax advisor with respect to other U.S. federal income tax consequences of the Transactions, including the possible imposition of a branch profits tax at a rate of 30% (or lower treaty rate) if you are a corporation.

FATCA

        Provisions of the Code commonly referred to as "FATCA" require withholding of 30% on payments of dividends on DPSG common stock (including the special cash dividend), as well as payments of gross proceeds of dispositions occurring after December 31, 2018 of DPSG common stock, to "foreign financial institutions" (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). You should consult your tax advisor regarding the effects of FATCA on your receipt of the special cash dividend.

Information Reporting and Backup Withholding

        Payment of the special cash dividend may be subject to information reporting, and may be subject to backup withholding at the applicable rate (currently 24%) if you fail to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your U.S. federal income tax liability, and if backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

 NO APPRAISAL RIGHTS

        DPSG and Maple do not believe that DPSG stockholders have appraisal rights with respect to the shares of DPSG common stock they hold in connection with the Transactions.

        However, in the Delaware Court Lawsuit, the plaintiffs contend that DPSG stockholders have appraisal rights in connection with the Transactions, and such rights should have been disclosed to DPSG stockholders. DPSG disagrees and argued before the Delaware Court on the issue at a hearing that occurred on May 25, 2018.

CERTAIN BENEFICIAL OWNERS OF DPSG COMMON STOCK

        The following table sets forth, as of May 18, 2018, the record date for the annual meeting, certain information with respect to the shares of our common stock beneficially owned by (i) stockholders known to us to own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our executive officers and directors as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table below is Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024.

NAME	AMOUNT OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS
BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
BlackRock, Inc.(1)	20,528,958	11.4%
The Vanguard Group.(2)	18,453,448	10.22%
JPMORGAN CHASE & CO.(3)	10,509,246	5.8%
Cedar Rock Capital Limited(4)	10,064,225	5.6%
T. ROWE PRICE ASSOCIATES, INC.(5)	9,384,576	5.1%
SECURITY OWNERSHIP OF MANAGEMENT DIRECTORS:
Wayne R. Sanders	37,211	*
David E. Alexander(6)	15,961	*
Antonio Carrillo	1,233	*
José M. Gutiérrez(7)	—	*
Pamela H. Patsley	15,713	*
Ronald G. Rogers(8)	16,232	*
Dunia A. Shive	2,916	*
M. Anne Szostak(9)	18,240	*
NAMED EXECUTIVE OFFICERS:
Larry D. Young(10)	487,366	*
Martin M. Ellen(10)(11)	170,457	*
Rodger L. Collins(10)	215,327	*
James J. Johnston(10)	128,741	*
Phillip L. Hancock(10)	80,796	*
ALL OTHER EXECUTIVE OFFICERS (5 PERSONS)(10)	266,222	*
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (18 PERSONS)	1,456,415	*

*
Less than 1%

(1)
Based on a Schedule 13G/A filed by the stockholder with the SEC on January 19, 2018. Such stockholder has indicated that it beneficially owns 20,528,958 shares, has sole voting power with respect to 18,043,106 shares and has sole dispositive power with respect to 20,528,958 shares. The address of such stockholder is 55 East 52nd Street, New York, NY 10055.

(2)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 9, 2018. Such stockholder has indicated that it beneficially owns 18,453,448 shares, has sole voting power with respect to 257,929 shares, has shared voting power with respect to 71,306 shares, has sole dispositive power with respect to 18,128,383 shares and has shared dispositive power with respect to 325,065 shares. The address of such stockholder is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on a Schedule 13G filed by the stockholder with the SEC on January 9. 2018. Such stockholder has indicated that it beneficially owns 10,509,246 shares, has sole voting power with respect to 9,915,814 shares, has shared voting power with respect to 88,449 shares, has sole dispositive power with respect to 10,409,638 shares and has shared dispositive power with respect to 99,208 shares. The address of such stockholder is 270 Park Avenue, New York, NY 10017.

(4)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 14, 2018. Such stockholder has indicated that it beneficially owns 10,064,225 shares, has shared voting power and has shared dispositive power with respect to 10,064,225 shares. The address of such stockholder is c/o Meteora Partners LLP, 1st Floor, 64 North Row, London W1K 7DA, United Kingdom.

(5)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 14, 2018. Such stockholder has indicated that it beneficially owns 9,384,576 shares, has sole voting power with respect to 2,534,446 shares and has sole dispositive power with respect to 9,384,576 shares. The address of such stockholder is 100 E. Pratt Street, Baltimore, MD 21202.

(6)
The shares shown are owned by The David and Sandra Alexander Revocable Trust, and Mr. Alexander has a pecuniary interest in the trust.

(7)
Mr. Gutiérrez joined the Board in September 2016 and presently owns no shares of common stock, but has received DPSG RSU awards which have not vested.

(8)
The shares are owned by Keint-He Winery and Vineyards, Ltd., an Ontario, Canada corporation in which Mr. Rogers has a pecuniary interest and is the controlling stockholder.

(9)
These shares are owned by the M. Anne Szostak Trust. Ms. Szostak has a pecuniary interest in the trust.

(10)
Includes the following shares related to stock options, granted under the Omnibus Stock Incentive Plan of 2009, that the Named Executive Officers and other executive officers have the right to exercise as of May 18, 2018 or will have the right to exercise within 60 days after May 18, 2018.

Exercisable Options
Larry D. Young	250,950
Martin M. Ellen	91,804
Rodger L. Collins	105,028
James L. Johnston	105,028
Phillip L. Hancock	73,590
Other Executive Officers	116,117
(11)
These shares are owned by Martin Robin Partners, L.P., a limited partnership in which Mr. Ellen has a pecuniary interest.

OTHER PROPOSALS BEING SUBMITTED TO A VOTE OF DPSG STOCKHOLDERS

PROPOSAL 5—APPROVAL OF THE ELECTION PROPOSAL

Director Nominees

        Each of our directors is elected annually. The terms of each of the directors will expire at the next annual meeting of stockholders following the fiscal year ended December 31, 2018. The Corporate Governance and Nominating Committee has reviewed the background of all of our nominees for director and determined that they individually possess the personal and professional attributes necessary to be a director. Further, the Corporate Governance and Nominating Committee has reviewed the experience of the members of the Board and determined that they collectively possess the qualifications and skills necessary for the Board.

        Following the consummation of the merger, each existing director of our Board will promptly resign as a director and the board will be reconstituted as described under "The Merger—Governance of the Combined Company Following the Merger."

        Set forth below is detailed biographical information for each of the nominees for director and a summary of the qualifications and skills demonstrated by each director's experience (ages are as of the date of the annual meeting).

David E. Alexander

        Mr. Alexander, age 64, has served as one of our directors since November 2011. Mr. Alexander has served as Chairman of the Audit Committee since March 2013. Mr. Alexander served in various positions with Ernst & Young L.L.P. between 1975 and 2011. From 2002 until his retirement in 2011, he served as Vice Chairman and Southwest Region Managing Partner and was a member of the firm's Americas and U.S. Executive Boards and Global Management Group. Since 2003, Mr. Alexander has served as a member of the executive board of Southern Methodist University's Cox School of Business. From 2009 until 2012, Mr. Alexander served as a national trustee on the board of Boys & Girls Clubs of America and as a board member of the American Heart Association. Mr. Alexander is a member of the Board of Governors of the Dallas Country Club, where he serves as a member of the Budget and Finance Committee and Preston Trail Golf Club Board of Directors, where he is a member of the Budget and Finance Committee.

        Mr. Alexander has extensive leadership experience as a vice chairman and regional managing partner at a "Big Four" accounting firm, financial acumen and risk management experience developed through his experience in public accounting. He has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

Antonio Carrillo

        Mr. Carrillo, age 52, has served as one of our directors since February 2015. Mr. Carrillo will become the President and Chief Executive Officer of an infrastructure company that is being spun off by Trinity Industries, Inc. in the second half of 2018. He served as Chief Executive Officer of Mexichem, S.A.B. since June 2012 to February 2018. Previously, Mr. Carrillo served as Group President (and other executive positions) with Trinity Industries, Inc. from 1996 to May 2012. Mr. Carrillo has served on the board of directors of Trinity Industries, Inc. since September 2014.

        Mr. Carrillo has extensive leadership experience as a chief executive officer, group president and other executive level positions in public companies, financial acumen and risk management experience developed through his chief executive officer and other executive officer experience and public company board experience. He has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

José M. Gutiérrez

        Mr. Gutiérrez, age 56, has served as one of our directors since September 2016. He served in various senior level positions at AT&T Inc. from 1991 until his retirement in September 2016, including: Senior Executive Vice President, Executive Operations, AT&T Services, Inc. from December 2014 until his retirement; President of AT&T Wholesale Solutions from 2012 to 2014; President and Chief Executive Officer of AT&T Advertising Solutions from 2010 to 2012; President of AT&T Global Enterprise Solutions from 2008 to 2010; and President and Chief Executive Officer of AT&T Southwest from 2006 to 2008. Mr. Gutiérrez has served on the board of directors of Denny's Corporation since January 2013 and currently serves on the Finance and Audit Committee and Executive Compensation Committee and previously served on the Corporate Governance and Nominating Committee. He also serves as a member of the Strategic Development Board at University of Missouri's Trulaske College of Business.

        Mr. Gutiérrez has extensive leadership experience as a senior officer in a large public company, financial acumen and risk management experience developed through his experience in public accounting and his executive experience heading large business units of a publicly traded company, as well as public company board experience (including audit committee, executive compensation committee and corporate governance and nominating committee experience).

Pamela H. Patsley

        Ms. Patsley, age 61 has served as one of our directors since April 2008. From January 2009 until her retirement in February 2018 she served in various roles at MGI: from January 2016 until retirement she served as Executive Chairman of MGI, but in that role had no executive officer responsibilities; from September 2009 to December 2015 she served as Executive Chairman and Chief Executive Officer; and she served as Executive Chairman from January 2009 to September 2009. Previously, Ms. Patsley served as Senior Executive Vice President of First Data Corporation from 2000 to 2007 and President of First Data International from 2002 to 2007. She retired from those positions in 2007. From 1991 to 2000, she served as President and Chief Executive Officer of Paymentech, Inc., prior to its acquisition by First Data. Ms. Patsley also previously served as Chief Financial Officer of First USA, Inc. In addition to her Chairman's role at MGI, Ms. Patsley has served on the board of directors of Texas Instruments Incorporated since 2004 to present, where she formerly served as chair of the Audit Committee, and since January 2017 has served on the board of directors of Hilton Grand Vacations, Inc., where she is Chairman of the Audit Committee. Ms. Patsley served on the board of directors of Molson Coors Brewing Company from 1996 to 2009; Pegasus Solutions, Inc. from 2002 to 2006; and Paymentech, Inc. from 1995 to 1999.

        Ms. Patsley has extensive leadership experience as a chairman and chief executive officer, chief financial officer and other executive level positions in public companies, financial acumen and risk management experience developed through her experience in public accounting and her chief executive officer and chief financial officer experience, and extensive public company board experience (including audit committee chairperson experience). She has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

Ronald G. Rogers

        Mr. Rogers, age 69, has served as one of our directors since May 2008. Mr. Rogers served in various positions with Bank of Montreal between 1972 and 2005. From 2002 until his retirement in 2005, he served as Deputy Chair, Enterprise Risk & Portfolio Management, BMO Financial Group, and from 1994 to 2002 he served as Vice Chairman, Personal & Commercial Client Group.

        Mr. Rogers has extensive senior level executive leadership experience, substantial banking experience, financial acumen developed from his banking experience and experience in enterprise risk management.

Wayne R. Sanders

        Mr. Sanders, age 70, has served as the Chairman of our Board and as chairman of the Corporate Governance and Nominating Committee since May 2008. Mr. Sanders served as the Chairman and the Chief Executive Officer of Kimberly-Clark Corporation from 1992 until his retirement in 2003. Mr. Sanders has served on the board of directors of Texas Instruments Incorporated since 1997, where he currently serves as Lead Director and Chairman of the Corporate Governance and Nominating Committee and previously served on the Audit Committee and Compensation Committee. He previously served on the board of Belo Corporation from 2003 to 2013 and as a director of Adolph Coors Company. Mr. Sanders is also a Life Member of the Board of Directors and a National Trustee and Governor of the Boys & Girls Clubs of America and was an Emeritus Trustee of the Marquette University Board of Trustees.

        Mr. Sanders, the Chairman of the Board, has extensive leadership experience as a board chairman, chief executive officer and other executive level positions in a public company, financial acumen developed through his extensive executive experience, operational and marketing experience, consumer product company experience and significant public company board experience (including audit and compensation committee chairmanship experience).

        In February 2018, the Board waived the mandatory retirement provision of our Corporate Governance Guidelines as it relates to Mr. Sanders and agreed he should continue as Chairman until the closing of the merger or, if the merger agreement is terminated, to the date of the next annual meeting of DPSG.

Dunia A. Shive

        Ms. Shive, age 57, has served as a director since November 18, 2014. Ms. Shive served as Senior Vice President of TEGNA Inc., formerly Gannett Co., Inc., a broadcast and digital media company, from 2013 until her retirement in June 2017. She previously served as President and Chief Executive Officer of Belo Corp. from 2008 to 2013, which was acquired by Gannett Co., Inc. in 2013. She joined Belo Corp. in 1993 and served as Chief Financial Officer and various other leadership positions prior to her election as President and Chief Executive Officer. Ms. Shive has served on the board of directors of Trinity Industries, Inc. from March 2014 to present, where she is a member of the Audit Committee and Finance Committee. She served on the board of directors of Belo Corp. from 2008 to 2013. She is also a trustee of Parks for Downtown Dallas Foundation (formerly the Belo Foundation) and a former member of the Associated Press board of directors, where she served as chair of the audit committee.

        Ms. Shive has extensive leadership experience as president, chief executive officer and chief financial officer in a public company, financial acumen from her chief financial officer and public accounting experience and broad public company board experience.

M. Anne Szostak

        Ms. Szostak, age 67, has served as one of our directors since May 2008. Ms. Szostak has served as chairperson of our Compensation Committee since March 2012. Since 2004, Ms. Szostak has operated a consulting firm under the name Szostak Partners that advises executive officers on strategic and human resource issues. From 1998 until her retirement in 2004, she served as Corporate Executive Vice President and Director—Human Resources and Diversity of FleetBoston Financial Corporation (now Bank of America). She also served as Chairman and Chief Executive Officer of Fleet Bank—Rhode Island from 2001 to 2003. Ms. Szostak has served as a director of Tupperware Brands Corporation since 2000, where she serves on the Audit Committee and previously served on the Compensation and Nominating and Governance Committees, and IDEXX Laboratories since 2012, where she is chair of the Compensation Committee and serves on the Audit Committee. She previously served on the board of directors of ChoicePoint Corporation from 2005 to 2008, on the board of directors for Spherion Corporation from 2005 to 2011 and on the board of directors of Belo Corp. from 2004 to 2013. Ms. Szostak is currently a member of the Board of Trustees of Bryant University, Trustee Emerita of Colby College, Life Governor and Chairperson Emeritus of the Boys & Girls Clubs of America, and serves on various committees of Care New England and Women and Infants' Hospital of Rhode Island. She is the former Chairperson of the Board of Women and Infants' Hospital of Rhode Island.

        Ms. Szostak has extensive senior level executive leadership experience with a Fortune 100 company, experience as a chief executive officer of two major bank subsidiaries of public companies, substantial banking experience, significant human resource experience, experience in risk management and significant experience on other public company boards (including compensation committee chairperson and audit and corporate governance and nominating committee experience).

Larry D. Young

        Mr. Young, age 63, has served as one of our directors since DPSG's formation in October 2007. Mr. Young has served as our President and Chief Executive Officer since October 2007. From October 2007 to May 2008, Mr. Young also served as President and Chief Executive Officer of CSAB. Mr. Young joined CSAB as President and Chief Operating Officer of the Bottling Group segment and Head of Supply Chain in 2006 after the acquisition of DPSUBG. He served as President and Chief Executive Officer of DPSUBG since 2005. From 1997 to 2005, Mr. Young served as President and Chief Operating Officer of Pepsi-Cola General Bottlers, Inc. and Executive Vice President of Corporate Affairs at PepsiAmericas, Inc.

        Mr. Young, our Chief Executive Officer, has extensive senior level executive experience as our Chief Executive Officer, and chief operating officer, over 40 years of experience in the beverage industry and substantial sales and marketing experience.

        The Board unanimously recommends that DPSG stockholders vote "FOR" each of the director nominees listed in the election proposal.

 CORPORATE GOVERNANCE

Corporate Governance Guidelines

        On May 17, 2017, the Board adopted revised corporate governance guidelines ("Corporate Governance Guidelines"). The Corporate Governance Guidelines include, among other things:

  •
  a requirement that the Board will have an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each comprised solely of independent directors;

  •
  a requirement that the Board annually assess the performance of the Chief Executive Officer;

  •
  Board stewardship of our Code of Conduct and Insider Trading Policy;

  •
  assessment of Board and director performance;

  •
  the Board's responsibility for reviewing and overseeing the process regarding succession planning of DPSG's Chief Executive Officer and senior management;

  •
  the power of the Board and each committee to retain outside advisors; and

  •
  our Categorical Standards of Director Independence.

        In February 2018, DPSG's Board of Directors waived the mandatory retirement provision in the Corporate Governance Guidelines as it relates to Mr. Sanders and agreed that he should continue as

Chairman of the Board until the closing of the merger or, if the merger agreement is terminated, until the next annual meeting of DPSG.

        Our Corporate Governance Guidelines are available on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Corporate Governance Guidelines captions. The information provided on our website is not incorporated herein by reference unless expressly stated herein as such.

Code of Conduct

        We are dedicated to earning the trust of our customers and investors, and our actions are guided by the principles of honesty, trustworthiness, integrity, dependability and respect. The Board has adopted a Code of Conduct that applies to all employees and directors. Our Code of Conduct is posted on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Code of Conduct captions. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K or applicable NYSE rules regarding any amendment to, or waiver from, a provision of the Code of Conduct for our senior financial officers, including the Chief Executive Officer, if any, either by posting such information on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance captions or by filing a Current Report on Form 8-K with the SEC.

Director Independence

        In connection with the adoption of the Corporate Governance Guidelines, the Board has adopted our categorical standards of director independence ("Categorical Standards of Director Independence"), which are attached as Annex A to our Corporate Governance Guidelines. The Categorical Standards of Director Independence are consistent with the independence standards set forth in Section 303A.02 of the NYSE listing standards. In February 2018, the Board considered the slate of nominees for director and determined that each of David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive and M. Anne Szostak is independent and has no material relationship with DPSG.

Post-Merger Controlled Company Status

        If the stock issuance proposal and the charter amendment proposal are approved by the stockholders and the merger is completed, for purposes of NYSE rules, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual. Under Section 303A, a company of which more than 50% of the voting power is held by an individual, a group or another company is a "controlled company" and is exempt from certain corporate governance requirements.

        Accordingly, it is anticipated that the combined company will be eligible to, and the parties intend to, take advantage of certain exemptions from corporate governance requirements provided in the NYSE rules. Specifically, as a controlled company, the combined company will not be required to have (1) a majority of independent directors, (2) a compensation committee composed entirely of independent directors and (3) a corporate governance and nominating committee composed entirely of independent directors. Therefore, following the completion of the merger, the combined company may not have a majority of independent directors and its compensation and corporate governance and nominating committee, should it have one, may not consist entirely of independent directors and the combined company will amend the Corporate Governance Guidelines and Categorical Standards of Director Independence and committee charters, as applicable, to reflect such changes. Accordingly, the combined company's stockholders will not have the same protections afforded to stockholders of other companies that are required to comply with the independence rules of the NYSE. In the event that the combined company ceases to be a controlled company, it will be required to comply with those requirements within specified transition periods.

        The controlled company exemption will not modify the independence requirements for our Audit Committee, and the combined company intends to comply with the requirements of the NYSE rules with respect thereto.

Selection of Directors

Process

        The Board is responsible for approving candidates for the Board. As discussed in the section "Board Committees and Meetings—Corporate Governance and Nominating Committee" beginning on page 205, the Corporate Governance and Nominating Committee is responsible for the identification of candidates for the Board and making director recommendations to the Board. The Corporate Governance and Nominating Committee will also consider director nominations by a stockholder made pursuant to the procedures set forth in our Amended and Restated By-Laws relating to stockholder nominations and as described under "Stockholder Proposals for 2019 Annual Meeting" on page 256.

Qualifications

        The Corporate Governance and Nominating Committee seeks director candidates (including any candidate who may be recommended by a stockholder) who have certain personal and professional attributes, including:

  •
  sound personal and professional integrity;

  •
  an inquiring and independent mind;

  •
  willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

  •
  commitment to serve on the Board for several years to develop knowledge about DPSG's businesses; and

  •
  willingness to represent the best interests of all stockholders and observe the fiduciary duties that a director owes to the stockholders.

        In addition, a director candidate must have, when considered with the collective experience of other Board members, appropriate qualifications and skills that have been developed through extensive business experience, including the following:

  •
  practical wisdom and mature judgment;

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  leadership;

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  interpersonal skills;

  •
  financial acumen;

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  broad training and experience at the policy-making level in business, finance and accounting, government, education or technology; and

  •
  expertise (including industry expertise) that is useful to DPSG and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained.

Diversity

        In accordance with our Corporate Governance Guidelines, diversity of viewpoints, as well as gender and ethnic diversity, are characteristics considered by the Corporate Governance and Nominating Committee in making recommendations for nominations. The Board has not adopted any policy on diversity with respect to our directors, but it seeks a balance of experience among the directors so that the Board as a whole has experience and training from different disciplines (including operations, accounting, finance, risk management, marketing and human resources) and different industries (including the beverage industry, consumer products and finance) which creates the balance sought.

Executive Sessions and Lead Independent Director

        In compliance with the requirements of the NYSE, our Corporate Governance Guidelines require the non-employee directors to meet at least twice annually in regularly scheduled executive sessions. Mr. Sanders, as lead independent director, presides over non-employee director executive sessions. Five (5) executive sessions were held in 2017.

Attendance at Annual Meeting

        It is our policy that all directors attend the annual meeting of stockholders. We anticipate that all members of the Board will be present, in person or by telephone, at the annual meeting. Each director attended the annual meeting of stockholders held on May 18, 2017.

Board Leadership and Role in Risk Oversight

        The Chairman of the Board and the Chief Executive Officer titles are currently held by different persons. Mr. Sanders, as the Chairman of the Board, is also the lead independent director. Mr. Young is our Chief Executive Officer.

        In May 2008, DPSG became a stand-alone company as the result of a spin-off by Cadbury, plc, which held CSAB. At that time, it was decided to separate the Chairman of the Board and the Chief Executive Officer positions. Most important among the considerations was that separation of the Chairman of the Board and the Chief Executive Officer positions would allow our Chief Executive Officer, to direct his energy towards operational issues and the Chairman of the Board to focus on governance and other related issues of our new publicly held company. At this time, DPSG continues to believe that separating the Chairman of the Board and the Chief Executive Officer positions enhances the independence of the Board, provides independent business counsel for the Chief Executive Officer and facilitates discussion among Board members.

        The Board has overall responsibility for oversight of risk and has delegated to the Audit Committee the responsibility for the risk oversight process and oversight of financial and compliance risks. DPSG reports to the Audit Committee at each regularly scheduled meeting on risk management and the activities of the committee that oversees DPSG's enterprise and risk management functions. The Audit Committee reports to the Board on its delegated responsibilities regarding risks. The Compensation Committee is responsible for the assessment of risk in DPSG's compensation programs and reports to the Board on that assessment (see "Compensation Discussion and Analysis—Compensation Risk Assessment" on page 239).

Communications with the Board

        Any interested party may communicate with the Board, the Chairman of the Board (who is the lead independent director and presiding director of executive sessions) or the non-employee directors as a group on a Board-related issue by submitting an e-mail through DPSG's website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Contact the Board captions or by sending a written communication to: Corporate Secretary, Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024. Relevant communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as sponsorship requests, licensing requests, annual report requests, business solicitations, advertisements, new product suggestions, brand and product comments and job inquiries. Any communication that is screened as described above will be made available to any director upon his or her request.

BOARD COMMITTEES AND MEETINGS

Audit Committee

        During our fiscal year ended December 31, 2017, the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Carrillo and Ms. Patsley. Each of the directors who served as an Audit Committee member in 2017 is "independent," in accordance with applicable laws and regulations and as defined in the current NYSE listing standards. Upon consideration of the attributes of an audit committee financial expert as set forth in SEC regulations, the Board determined that Mr. Alexander, Mr. Carrillo and Ms. Patsley possess those attributes through their experience, and each was designated as an audit committee financial expert.

        The Audit Committee is responsible for reviewing and approving an audit committee report included as part of this proxy statement and assisting the Board's oversight of:

  •
  the quality and integrity of DPSG's financial statements and related disclosure (including the quality, adequacy and effectiveness of our internal controls);

  •
  DPSG's compliance with all legal and regulatory requirements;

  •
  the independent registered public accountant's performance, qualifications and independence; and

  •
  the performance of DPSG's internal audit function.

        The Audit Committee has selected Deloitte as our independent registered public accounting firm for fiscal year 2018. On May 20, 2015, the Board approved the restated audit committee charter ("Audit Committee Charter"), a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Committee Charters—Audit Committee Charter captions. The Report of the Audit Committee for our fiscal year ended December 31, 2017 is included in this proxy statement on page 212.

Compensation Committee

        Ms. Szostak (Chairperson) and Ms. Shive served on the Compensation Committee for all of 2017; Ms. Roché retired from the Board in 2017, but served on the Compensation Committee until February 28, 2017; and Mr. Gutiérrez served on the Compensation Committee from March 1, 2017 through the remainder of 2017. Each of the directors who served as a member of the Compensation Committee in 2017 is "independent," as defined in the current NYSE listing standards. If the stock issuance proposal is approved by the stockholders and the merger is completed, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual and will be exempt from the requirement that the Compensation Committee consist entirely of independent directors.

        The Compensation Committee is responsible for:

  •
  setting the compensation of the Chief Executive Officer, after consideration of the Board's evaluation of the performance of the Chief Executive Officer;

  •
  determining the compensation levels of our other executive officers, after consultation with the Chief Executive Officer;

  •
  approving and administering our executive compensation program (including overseeing regulatory compliance with Section 162(m) of the United States Internal Revenue Code of 1986, as amended, to optimize deductibility of compensation paid);

  •
  administering our employee benefit plans, including our equity-based and incentive compensation plans;

  •
  reviewing and discussing with management our Compensation Discussion and Analysis for inclusion in our proxy statement or annual report, in accordance with applicable regulations; and

  •
  the appointment, compensation and oversight of work performed by outside advisors to the Compensation Committee.

        Information regarding the processes and procedures followed by the Compensation Committee in considering and determining executive compensation is provided under the heading "Compensation Discussion and Analysis" beginning on page 215.

        On May 20, 2015, the Board approved the restated compensation committee charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Committee Charters—Compensation Committee Charter captions. Following the merger, if consummated, the combined company will amend this charter as described in "Corporate Governance—Corporate Governance Guidelines—Post-Merger Controlled Company Status" above. The Report of the Compensation Committee on Executive Compensation for our fiscal year ended December 31, 2017 is included in this proxy statement on page 240.

        The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. The Compensation Committee annually evaluates the performance of its executive compensation consultant and, based on that evaluation, retained Mercer, a wholly owned subsidiary of MMC, to assist the Compensation Committee with its responsibilities related to DPSG's 2017 executive officer and board of director compensation programs. For more information on the Compensation Committee's relationship with Mercer, see "Compensation Discussion and Analysis—Role of Compensation Consultant" on page 237. Mercer's fees for executive compensation consulting to the Compensation Committee in our fiscal year ended December 31, 2017 were approximately $270,000.

        During 2017, the Compensation Committee requested that Mercer:

  •
  conduct an analysis of compensation for our executive officers, including the Chief Executive Officer, assess how target compensation aligned with our philosophy and objectives, and develop recommendations for the Compensation Committee on the size and structure of long-term incentive awards for the Chief Executive Officer and our executive officers;

  •
  conduct a comprehensive analysis of our DPSG PSU program and assist the Compensation Committee in its review of incentive plan design;

  •
  provide perspectives on the composition of our peer group for 2017-2018;

  •
  perform a review of DPSG's compensation programs and related governance provisions and practices to determine if disclosures were required under Item 402 of SEC Regulation S-K—see "Compensation Discussion and Analysis—Compensation Risk Assessment" on page 239;

  •
  evaluate alignment of executive compensation with our absolute performance and performance in relation to our peer group;

  •
  assess the Board's compensation;

  •
  provide the Compensation Committee ongoing advice and counsel on market compensation trends, legislative and regulatory updates and their impact on our executive compensation programs;

  •
  provide responses to the six factors set forth in the rules promulgated by the SEC and in the NYSE listing standards to enable the Compensation Committee to assess Mercer's independence and objectivity; and

  •
  review the Compensation Discussion and Analysis section of our proxy statement.

        During 2017, DPSG retained MMC or its affiliates to provide services which were unrelated to executive compensation services. The aggregate fees paid for these other services (principally actuarial fees) were approximately $110,000, which amount was less than .00001% of the total consolidated revenues of MMC in 2017. Management decided to retain MMC to provide these services. The Compensation Committee is aware that DPSG in the ordinary course of business uses MMC and its affiliates for insurance and other related services, but it does not specifically approve those services.

        Certain policies and procedures are in place to assure the independence of Mercer and the Mercer consultant assigned to DPSG, including:

  •
  Mercer's consultant assigned to DPSG receives no incentive or other compensation based on the fees charged to DPSG for other services provided by Mercer or any of its affiliates;

  •
  Mercer's Global Business Standards, which were established to prevent actual or perceived conflicts of interest and preserve the integrity of its advice, and address how Mercer manages the executive consulting relationship, ensures the quality of executive consulting services, and structures its business to manage actual or perceived conflicts of interest;

  •
  Mercer's consultant assigned to DPSG (i) has no personal or business relationship with any member of the Compensation Committee, other than to provide executive consulting services, (ii) owns no shares of DPSG common stock, nor do any of his immediate family members own DPSG common stock, and (iii) has no business or personal relationships with any executive officer of DPSG other than to provide executive consulting services to DPSG;

  •
  none of our executive officers have indicated they have any business or personal relationship with Mercer or the Mercer consultant assigned to DPSG;

  •
  the Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

  •
  the Mercer consultant assigned to DPSG has direct access to the Compensation Committee without management involvement;

  •
  the Compensation Committee evaluates the quality and objectivity of the services provided by the consultant each year and determines whether to continue to retain the consultant; and

  •
  the protocols for the engagement (described below) limit how the consultant may interact with management.

        While it is necessary for the Mercer consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the consultant's advice and recommendations can be shared with management. These protocols are included in the consultant's engagement letter. This approach protects the Compensation Committee's ability to receive objective advice from the consultant so that the Compensation Committee may make independent decisions about executive pay by DPSG.

        Based on the analysis by Mercer of its independence under the six factors set forth in the rules promulgated by the SEC, the Compensation Committee's review of Mercer's analysis and the policies and procedures set forth above, the Compensation Committee is confident that the advice it receives from the executive compensation consultant is objective and not influenced by Mercer's or its affiliates' relationships with DPSG.

Corporate Governance and Nominating Committee

        Mr. Sanders, Mr. Rogers and Mr. Gutiérrez served on the Corporate Governance and Nominating Committee from January 1, 2017 through February 28, 2017. Commencing on March 1, 2017 and through the end of 2017, Mr. Sanders and Mr. Rogers served on the Corporate Governance and

Nominating Committee. Each of the directors who served as a member of the Corporate Governance and Nominating Committee in 2017 is "independent," as defined in the current NYSE listing standards. If the stock issuance proposal is approved by the stockholders and the merger is completed, the combined company will be a "controlled company" for purposes of Section 303A of the NYSE Listed Company Manual and will be exempt from the requirement that the Corporate Governance and Nominating Committee consist entirely of independent directors.

        Mr. Sanders has served as the Chairman of the Corporate Governance and Nominating Committee since its formation. The Corporate Governance and Nominating Committee is responsible for:

  •
  administering the director selection process and board committee assignments;

  •
  leading the development of DPSG's corporate governance and developing corporate governance guidelines;

  •
  reviewing issues related to the relationship between DPSG and its stockholders;

  •
  establishing and revising DPSG's Code of Conduct; and

  •
  monitoring DPSG's legislative priorities, political action committee, political activities, corporate sustainability efforts and relevant public policy issues.

        On May 17, 2017, the Board approved the amended and restated Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Committee Charters—Corporate Governance and Nominating Committee Charter captions. Following the merger, if consummated, the combined company will amend this charter as described in "Corporate Governance—Corporate Governance Guidelines—Post-Merger Controlled Company Status" above.

        In February 2018, the Corporate Governance and Nominating Committee considered our current directors and other candidates to fill the slate of nominees for election to the Board. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates against the qualifications for directors as set forth in our Corporate Governance Guidelines and as discussed in the section "Corporate Governance—Selection of Directors" on page 201, the Corporate Governance and Nominating Committee determined that each of David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young possess the appropriate skill level, expertise and qualifications and recommended that such individuals be re-elected to the Board as directors.

Special Award Committee

        On February 10, 2009, the Board formed a Special Award Committee, with the Chief Executive Officer named as the sole member so long as the Chief Executive Officer is a member of the Board. The Special Award Committee has the authority to make equity awards to employees (other than our executive officers) under our Omnibus Stock Incentive Plan of 2009 in accordance with such limitations as may, from time to time, be established by the Compensation Committee. The Compensation Committee has set forth the following limitations for the Special Award Committee: (i) awards may be made to employees, other than our executive officers, (ii) awards may be made to new hires, for retention purposes, in connection with promotions or in the discretion of the Special Award Committee for exceptional performance, (iii) awards are limited to an aggregate of $2 million each calendar year, (iv) awards shall not exceed $200,000 to any one individual and (v) awards must be granted at the closing market price on the effective date of the award. The Special Award Committee reports to the Compensation Committee at each regularly scheduled meeting on the awards it has made under this limited authority since its last report. For a description of the equity award procedures that apply to the Special Award Committee, see "Compensation Discussion and Analysis—Compensation Governance Policies and Provisions—Equity Award Procedures" on page 238.

Capital Transaction Committee

        On November 20, 2009, the Board formed a Capital Transaction Committee, consisting of the Chairman of the Board and the Chief Executive Officer, so long as the Chief Executive Officer is a member of the Board. The Board granted general authority to the Capital Transaction Committee to approve note issuances, commercial paper transactions and interest rate swaps, excluding any transaction which includes the issuance of DPSG's common stock or preferred stock or a feature to convert debt to common stock or preferred stock, provided that (i) the aggregate amount of such transactions does not exceed $750 million initial aggregate principal or notional amount in any calendar year and (ii) our debt to EBITDA ratio immediately prior to a contemplated transaction is at or below 2.25x and the consummation of such transaction will not result in our adjusted debt to EBITDA ratio exceeding 2.25x. From time to time, the Board has granted additional authority to the Capital Transaction Committee to approve certain transactions. The Capital Transaction Committee reports to the Board on the transactions it approves under the authority granted by the Board.

2017 Meetings

        During 2017, there were eleven (11) meetings of the Board. During 2017, there were eight (8) meetings held by the Audit Committee, along with three (3) executive sessions of the Audit Committee to meet with our independent registered public accounting firm, our chief financial officer, our senior vice president-controller, the vice president of corporate audit and our general counsel (in one executive session); seven (7) meetings were held by the Compensation Committee, along with four (4) executive sessions held by the Compensation Committee; four (4) meetings held by the Corporate Governance and Nominating Committee and four (4) executive sessions held by the Corporate Governance and Nominating Committee; eleven (11) meetings held by the Special Award Committee; and two (2) meetings held by the Capital Transaction Committee. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees of which each was a member during his or her respective tenures. Any unanimous written consent is counted as a meeting. In 2017, the Board acted one (1) time by unanimous written consent, the Compensation Committee acted two (2) times by unanimous written consent and all meetings of the Capital Transaction Committee and Special Award Committee were by unanimous written consent.

DIRECTOR COMPENSATION

        Non-employee directors receive compensation from us for their services on the Board and its committees. Mr. Young, our only executive director, does not receive compensation for his services as a director. In our fiscal year ended December 31, 2017, we compensated our non-employee directors as follows: an annual cash retainer of $100,000 and an annual equity award of DPSG RSUs with a value of $145,000. In addition, the Chairman of the Board, the chairperson of the Audit Committee and the chairperson of the Compensation Committee received an additional annual equity award of DPSG RSUs with a value of $140,000, $30,000 and $25,000, respectively. All of the DPSG RSUs granted to directors vest three years from the date of grant.

        Director compensation paid in our fiscal year ended December 31, 2017 was as follows:

Director Compensation in DPSG's Fiscal Year Ended December 31, 2017

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)(3)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Wayne R. Sanders	100,000	285,000	—	—	—	22,272	(4)	407,222
David E. Alexander	100,000	175,000	—	—	—	—		275,000
M. Anne Szostak	100,000	170,000	—	—	—	—		270,000
Antonio Carrillo	100,000	145,000	—	—	—	—		245,000
Pamela H. Patsley	100,000	145,000	—	—	—	—		245,000
José M. Gutiérrez	100,000	145,000	—	—	—	—		245,000
Ronald G. Rogers	100,000	145,000	—	—	—	—		245,000
Dunia A. Shive	100,000	145,000	—	—	—	—		245,000
Joyce M. Roché(5)	50,000	—	—	—	—	—		50,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect fees earned in 2017.

(2)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with each respective director's RSUs granted under the Omnibus Stock Incentive Plan of 2009. Even though the RSUs may be forfeited, the amounts reported do not reflect this contingency.

(3)
The following table shows the aggregate number of outstanding RSUs for each non-employee director as of December 31, 2017. All of these awards vest three years from their respective grant dates.

NAME	DPSG RSUs(a)
Wayne R. Sanders	8,830
David E. Alexander	5,890
M. Anne Szostak	5,711
Antonio Carrillo	4,816
José M. Gutiérrez	2,299
Pamela H. Patsley	4,816
Ronald G. Rogers	4,816
Dunia A. Shive	4,816

(a)
The amounts reported in the RSUs column also include dividend equivalent units earned under the Omnibus Stock Incentive Plan of 2009, including dividend equivalent units with a record date prior to December 31, 2017.
(4)
The amount reported in the All Other Compensation column represents the personal use of the corporate aircraft by Mr. Sanders. For SEC purposes, the cost of personal use of a corporate aircraft is calculated based on the aggregate incremental cost to us. We calculated the aggregate incremental cost using estimated variable costs of operating the aircraft. Fixed costs which do not change based on usage, such as pilot salaries, depreciation of aircraft and cost of maintenance, are excluded.

(5)
Ms. Roché retired from the Board after the Annual Meeting on May 18, 2017 in accordance with the retirement policy under the Corporate Governance Guidelines.

        Based on a study performed by Mercer, the total non-employee director compensation in 2017 approximates our compensation peer group median.

        The Board believes that the directors should have a meaningful ownership interest in DPSG. Effective November 1, 2015, or, if a director is elected after November 1, 2010, within five years after the date of such election, the Stock Ownership Guidelines require non-executive directors to own shares of DPSG's common stock having a value equal to a minimum of four times their respective annual cash retainer. All of the directors to whom these guidelines apply had met these guidelines as December 31, 2017. Satisfaction of the guidelines is not yet required of Ms. Shive, who joined the Board in November 2014; Mr. Carrillo, who joined the Board in February 2015; and Mr. Gutiérrez, who joined the Board in September 2016.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

        Other than Mr. Young, who is a director and whose business experience is summarized under "Other Proposals Being Submitted to a Vote of DPSG Stockholders—Proposal 5—Approval of the Election Proposal—Director Nominees" on page 196, the following is a summary of the business experience of our executive officers (ages are as of the date of the annual meeting):

        Jaxie S. Alt, Executive Vice President, Human Resources, age 45, has served as our Executive Vice President, Human Resources since June 2017. Previously, Ms. Alt served in various capacities in marketing since joining DPSG in 2001, including as Senior Vice President, Marketing from November 2012 to June 2017 and Vice President, Media from September 2011 to November 2012.

        James L. Baldwin, Executive Vice President, General Counsel, age 57, has served as our Executive Vice President, General Counsel and Secretary since DPSG's spin-off in May 2008. From July 2003 to May 2008, he served as Executive Vice President and General Counsel of CSAB. From June 2002 to July 2003, he served as Senior Vice President and General Counsel of Dr Pepper/Seven Up, Inc., from August 1998 to June 2002 as General Counsel of Mott's LLP and from March 1997 to August 1998 as Vice President and Assistant General Counsel of Dr Pepper/Seven Up, Inc.

        Rodger L. Collins, President, Packaged Beverages, age 60, has served as our President, Packaged Beverages since February 2009. Prior to that, Mr. Collins served in various executive capacities with us and CSAB, including President of Bottling Group Sales and Finished Goods Sales (September 2008 - February 2009), President of Sales for the Bottling Group (October 2007 - September 2008), Midwest Division President for the Bottling Group (January 2005 - October 2007), and Regional Vice President (October 2001 - December 2004).

        Martin M. Ellen, Executive Vice President, Chief Financial Officer, age 64, joined DPSG in April 2010 as our Executive Vice President, Finance and transitioned into the role of Executive Vice President, Chief Financial Officer in May 2010. Prior to joining DPSG, Mr. Ellen had served as Senior Vice President—Finance and Chief Financial Officer at Snap-on Incorporated since 2002, where he had responsibility for all of the financial operations at this global, publicly traded company. Mr. Ellen has served on the Board of Directors of Eagle Materials Inc. since 2013 and is currently Chairman of the Audit Committee.

        Philip L. Hancock, Executive Vice President, Chief Executive Officer, Bai Brands, age 49, has served as our Executive Vice President, Chief Executive Officer, Bai Brands since June 2017. Previously, Mr. Hancock served as Executive Vice President, Human Resources from February 2013 until June 2017. From March 2012 to February 2013, Mr. Hancock served as Senior Vice President, Human Resources, from February 2010 to March 2012 as Senior Vice President, Procurement, from January 2008 to February 2010 as Senior Vice President, Regional Manufacturing and from January 2007 to January 2008 as Vice President of Manufacturing Development. Prior to joining DPSG in January 2007, Mr. Hancock was a Senior Associate at McKinsey & Company for approximately two years and served as an officer in the United States Army for approximately 11 years.

        Derry L. Hobson, Executive Vice President, Supply Chain, age 67, has served as our Executive Vice President of Supply Chain since DPSG's spin-off in May 2008. From October 2007 to May 2008 Mr. Hobson served as the Executive Vice President of Supply Chain of CSAB. Mr. Hobson joined CSAB as Senior Vice President of Manufacturing in 2006 through the acquisition of DPSUBG, where he had been Executive Vice President since 1999.

        James J. Johnston, Jr., President, Beverage Concentrates and Latin America Beverages, age 61, has served as our President, Beverage Concentrates and Latin America Beverages since September 2009. Prior to that, Mr. Johnston served in various executive capacities with us and CSAB, including President, Beverage Concentrates (November 2008 - September 2009), President of Concentrate Sales (September 2008 - November 2008), President of Finished Goods and Concentrate Sales (October 2007 - September 2008), Executive Vice President of Sales (January 2005 - October 2007), Executive Vice President of Strategy (December 2003 - January 2005), and Senior Vice President of Licensing (October 1997 - December 2003).

        David J. Thomas, Ph.D., Executive Vice President, Research & Development, age 56, has served as our Executive Vice President, Research and Development since December 2010. From DPSG's spin-off in May 2008 until December 2010, Dr. Thomas served as our Senior Vice President, Research & Development. From November 2006 to May 2008, Dr. Thomas served as the Senior Vice President, Research & Development for CSAB. Dr. Thomas served as Vice President—Global Product Development for Gerber Products from July 2005 until October 2006. Dr. Thomas holds a Ph.D. Degree in Food Science, with an emphasis in Flavor Biochemistry, from the University of Wisconsin-Madison.

        James R. Trebilcock, Executive Vice President, Chief Commercial Officer, age 60, has served as our Chief Commercial Officer since January 2016, From September 2008 to January 2016 he served as our Executive Vice President, Marketing. From DPSG's spin-off in May 2008 to September 2008, Mr. Trebilcock served as our Senior Vice President—Marketing. From February 2003 to May 2008, Mr. Trebilcock served as the Senior Vice President—Consumer Marketing of CSAB. Mr. Trebilcock held various positions in CSAB and its predecessor businesses since July 1987.

        As more fully described under "The Merger—Governance of the Combined Company Following the Merger" on page 96, following the consummation of the merger, Bob Gamgort, the current chief executive officer of Keurig, will become Chief Executive Officer of the combined company and Ozan Dokmecioglu, current chief financial officer of Keurig, will become Chief Financial Officer of the combined company. The rest of the combined company's executive team will be identified in due course prior to the closing of the merger and the combined company expects to draw on the leadership teams of Keurig and DPSG. With the exception of Larry Young, who will continue as a member of the combined company's board of directors, as noted above, and compensated in such role as others directors are for the roles they serve on the board of directors or committees thereof, Maple and its stockholders through the date on which the merger agreement was signed by all parties, made no arrangements with, and made no offers to, any members of DPSG's management team regarding continued employment with the combined company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, certain officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock held by such persons. These persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and without further inquiry, during 2017 all required forms for our current filing persons were filed on time.

PROPOSAL 6—APPROVAL OF THE RATIFICATION PROPOSAL

        Deloitte has been selected by the Audit Committee as our independent registered public accounting firm for fiscal year 2018, subject to ratification by our stockholders. Deloitte has served as our independent registered public accounting firm since 2006. A representative of Deloitte is expected to be present at the annual meeting. That representative will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

        We are asking our stockholders to ratify the appointment of Deloitte as our registered independent public accounting firm as a matter of good corporate governance, even though ratification is not required by our Amended and Restated By-Laws, other governing documents or otherwise. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte as our independent registered public accounting firm for fiscal year 2018. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during fiscal year 2018 if it is determined that such a change would be in the best interests of DPSG and its stockholders. If the stock issuance proposal is approved by the stockholders and the merger is completed, a different independent registered public accounting firm may also be appointed.

        The Board unanimously recommends that DPSG's stockholders vote "FOR" the ratification proposal.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

        Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were as follows:

(in 000's)	2017	2016
Audit Fees(1)	$3,650	$3,472
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$3,650	$3,472

(1)
These amounts represent fees of Deloitte for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal controls over financial reporting, services rendered in connection with acquisitions and debt offerings and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, consents and assistance with review of documents filed with the SEC. Audit Fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require. For purposes of this schedule, fees billed from non-U.S. jurisdictions in the currencies of such jurisdictions have been converted to U.S. dollars as of the date of the approval of such fees.

        The Audit Committee approved all of our independent registered public accounting firm's audit engagements for our fiscal year ended December 31, 2017. All audit and non-audit services provided to us by our independent registered public accounting firm are required to be pre-approved by the Audit Committee in accordance with the policies and procedures set forth in the current Audit Committee Charter, available on our website at www.drpeppersnapplegroup.com under the Investors—Corporate Governance—Committee Charters—Audit Committee Charter captions.

REPORT OF THE AUDIT COMMITTEE

        During 2017 the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Carrillo and Ms. Patsley. All of the Audit Committee members are "independent," as defined in the current NYSE listing standards and the applicable rules of the Exchange Act. Each of Mr. Alexander, Mr. Carrillo and Ms. Patsley meet the definition of "audit committee financial expert," as defined in SEC Regulation S-K.

        The Audit Committee charter, as revised and approved by the Board on May 20, 2015, sets forth the duties and responsibilities of the Audit Committee. The Audit Committee is primarily responsible for the oversight of the quality and integrity of DPSG's financial statements and related disclosures (including the quality, adequacy and effectiveness of our internal controls), DPSG's compliance with all legal and regulatory requirements, and the independent registered public accountant's performance, qualifications and independence.

        Management has primary responsibility for the preparation of the financial statements, the completeness and accuracy of financial reporting and the overall system of internal controls over financial reporting. The Audit Committee has reviewed and discussed DPSG's financial statements with management and management's evaluation and assessment of the effectiveness of internal control over financial reporting.

        The Audit Committee engaged Deloitte as our independent registered public accounting firm for fiscal year 2017, to be responsible for planning and conducting the audit of the financial statements and expressing an opinion on the fairness of the financial statements and their conformity with GAAP and for auditing of DPSG's internal control over financial reporting and expressing an opinion on its effectiveness.

        The Audit Committee has reviewed and discussed with Deloitte, with and without management present, the financial statement audit, its evaluation of effectiveness of internal controls over financial reporting and the overall quality of financial reporting and disclosure. Deloitte has delivered to the Audit Committee (i) the written disclosures and the letter required by the PCAOB AS 1301: Communications with Audit Committees and (ii) the communication required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence and informed the Audit Committee that, with respect to DPSG, it is independent under the SEC rules and the independence requirements of the PCAOB. The Audit Committee has discussed with Deloitte the written disclosures and the letter regarding their independence.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10 K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission on February 14, 2018.

Submitted by the Audit Committee of the Board: David E. Alexander (Chairman) Antonio Carrillo Pamela H. Patsley

        THE ABOVE REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

PROPOSAL 7—APPROVAL OF THE 2017 COMPENSATION PROPOSAL

        In accordance with rules adopted by the SEC, we provide stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers. We currently plan to hold an annual advisory vote on executive compensation. Our overall executive compensation policies and procedures are described in the "Compensation Discussion and Analysis" section beginning on page 215 and the tabular disclosures regarding compensation of our Named Executive Officers (together with the accompanying narrative disclosure) set forth in the "Historical Executive Compensation Information" section beginning on page 242. Our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders, as described in the "Compensation Discussion and Analysis" section. The Compensation Committee, which is comprised entirely of independent directors, in consultation with Mercer, a leading human resources consulting firm, oversees our executive compensation program and monitors our policies to ensure that such policies continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

        Our overall executive compensation program is designed to be competitive with our peers in the beverage and consumer packaged goods industry. The following are the basis for our program design:

  •
  Significant majority of compensation is at-risk, in the form of an annual incentive (MIP) and long-term incentive (LTI) grants of DPSG PSUs, DPSG RSUs and options;

  •
  Annual and long-term incentive metrics map directly to our approach for generating stockholder value;

  •
  Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders;

  •
  Equity awards are used to align the interests of management and stockholders over the long term;

  •
  Stockholder alignment is further enhanced through our stock ownership guidelines;

  •
  Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics; and

  •
  Incentive Plan performance targets take into account historical performance of DPSG and its peers, investor expectations and industry outlook.

        The compensation program design described above resulted in incentive program payouts directionally aligned with stockholder returns.

Key Compensation Policies

        The Board and the Compensation Committee have adopted various policies and programs with respect to compensation matters as follows:

  •
  Equity Award Procedures (see "Compensation Discussion and Analysis—Compensation Governance Policies and Provisions—Equity Award Procedures" on page 238);

  •
  Stock Ownership Guidelines (see "Compensation Discussion and Analysis—Compensation Governance Policies and Provisions—Executive Stock Ownership Guidelines" on page 238);

  •
  Insider Trading Policy (see "Compensation Discussion and Analysis—Compensation Governance Policies and Provisions—Insider Trading Policy" on page 238); and

  •
  Clawback Policy (see "Compensation Discussion and Analysis—Compensation Governance Policies and Provisions—Clawback Policy" on page 239).

Prior Year's Say-on-Pay Vote

        The annual Say-on-Pay vote at the annual meeting of stockholders that occurred on May 18, 2017 passed with approximately 90.1% of the votes cast (i.e., votes cast "for" or "against") in favor of the resolution. The Compensation Committee considers this to be a strong indicator of support for current program design and the changes implemented beginning in 2015. The changes listed below were implemented based on stockholder feedback solicited in response to the 2015 vote:

  •
  weighting of DPSG PSUs in the LTI program increased by 10% to 50% of total and RSUs were reduced by 10% to 30% of total;

  •
  a relative TSR (rTSR) modifier metric was added to the existing DPSG PSU program;

  •
  DPSG committed to not providing 280G excise tax gross-ups on change-in-control benefits to future executives beyond the current six participants; and

  •
  CEO stock ownership guideline was increased to six times salary.

        Actions like those described above evidence our philosophy of aligning executive compensation with DPSG performance and increasing long-term stockholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our stockholders.

Resolution

        For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

  "RESOLVED, that the compensation paid to DPSG's Named Executive Officers with respect to 2017, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED."

        Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions.

        The Board unanimously recommends that DPSG's stockholders vote "FOR" the 2017 compensation proposal.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Program Design

Our executive pay programs are competitive with our peers in the beverage and consumer packaged goods industry. Program design supports our strategy, attracts and retains talent, ensures pay-for-performance alignment and incorporates best practices when appropriate.

Key Compensation Design Features

✓ Significant majority of compensation is at-risk, in the form of MIP and LTI grants of PSUs, RSUs and options

✓ Annual and long-term incentive metrics map directly to our approach for generating stockholder value

✓ Total compensation opportunity is positioned competitively
✓ Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders
✓ Compensation mix favors long-term incentives relative to peer group
✓ Equity awards are used to align the interests of management and stockholders over the long term
✓ Stockholder alignment is further enhanced through our stock ownership guidelines
✓ Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics

For incentive compensation purposes we measure ourselves on the following core drivers of our business, which are directly impacted by our executives.

Metrics	Incentive Plan
• Net Sales and Income from Operations (Core Earnings) à	• Annual Incentive Plan (MIP)

• Net Income (Core Earnings) and Free Cash Flow (Core) à	• Performance Share Units (PSUs)

2017 WAS A RECORD YEAR

2017 Net Sales, Cash Flow from Operations and Net Income reached their highest point in the last five years. Income from Operations in 2017 remained near record levels.

Our historical performance relative to these metrics is presented below ($ millions):

Key MIP Metric Components	Key PSU Metric Components

Figures presented above are as reported in the Company's Form 10-K for the applicable fiscal year. These metrics as used in our MIP and PSU plans are subject to various adjustments in order to more accurately measure and reward the Company's core performance. Discussions of MIP and PSU performance and payouts on pages 227 and 233, respectively, are based on non-GAAP measures. Reconciliation of GAAP to non-GAAP measures are presented in Appendix A to this Proxy Statement.

RECORD DIVIDENDS PAID IN 2017

Our sustained successful execution enabled us to return profits to stockholders by increasing dividends and repurchasing shares. In 2017, we paid out a record amount in dividends and continued with our robust stock repurchase program. Over the past five years, we have paid out over $1.7B in dividends and repurchased $2.2B of stock.

Funds Returned to Stockholders
($ Millions)

TSR PERFORMANCE WAS MIXED IN 2017,
DPSG LONG-TERM RETURNS REMAINED ABOVE EXTERNAL BENCHMARKS

2017 TSR(1) outperformed compensation peers, but lagged the S&P 500. However, when viewed as a long-term investment, DPSG stock returns were above median of both compensation peers and the S&P 500 over the trailing 3 and 5 year periods.

DPSG Total Stockholder Return (TSR)

In addition to the performance results already noted, we're pleased to report the following improvements:

Earnings Per Share (EPS), on a Fully Diluted Basis

(1)
TSR is total shareholder return, which is stock price growth assuming dividend reinvestment.
(2)
Compensation Peers are as defined on page 224 of this Proxy Statement.

Key Compensation Policies

The Board and the Compensation Committee have adopted various policies and programs that enhance compensation governance and strengthen stockholder alignment:

INCENTIVE PLAN DESIGN
What We Do	What We Don't Do

✓

Balanced mix of performance metrics resulting in a holistic view of company performance

✓

Challenging MIP performance goals

✓

MIP and PSU programs are designed with the intent to qualify for a 162(m) deduction as performance-based compensation

×

No uncapped incentive plans

×

No purely formulaic bonus plans — Compensation Committee is able to exercise negative discretion with respect to payouts

×

No guaranteed bonuses or discretionary awards made outside of structured incentive plan framework

EQUITY AWARD RELATED PRACTICES
What We Do	What We Don't Do
✓ Multi-year vesting of equity awards ✓ Challenging PSU performance goals ✓ rTSR modifier used to prevent significant disconnects between rTSR and PSU payouts	× No option grants below fair market value × No under-water option repricing or exchange permitted without stockholder approval × No dividend equivalents on unearned PSUs

COMPENSATION GOVERNANCE, RISK MITIGATION, AND SEVERANCE
What We Do	What We Don't Do

✓

Stringent insider trading policies, which include anti-hedging provisions

✓

Robust stock ownership guidelines

✓

Incentive compensation clawback policy

✓

Tally sheets reviewed as part of the compensation setting process

✓

Majority of compensation is at-risk and is long-term in nature

✓

Annual corporate and individual performance assessments for all members of the Executive Leadership Team (ELT)

✓

Independent Board Chairman and Compensation Committee composed entirely of outside, independent directors

✓

Compensation Committee uses an independent compensation consultant

×

No active Supplemental Executive Retirement Plans (SERPs)

×

No benchmarking of executive pay to a peer group of mostly larger companies

×

No excessive perquisites

×

No change-in-control (CIC) severance in excess of 3X base and bonus

×

No future excise tax gross-ups beyond the current participants in the CIC severance plan

Say-on-Pay Vote and Program Changes

The annual Say-on-Pay vote in the Annual Meeting which occurred in May 2017 passed with over 90% of the votes cast (i.e., votes cast "for" or "against") in favor of the resolution. The Compensation Committee considers this to be a strong indicator of support for current program design and the changes implemented beginning in 2015. The changes listed below were implemented based on stockholder feedback solicited in response to the 2015 vote:

  •
  Weighting of PSUs in the LTI program increased by 10% to 50% of total. RSUs were reduced by 10% to 30% of total;

  •
  A relative TSR (rTSR) modifier metric was added to the existing PSU program;

  •
  The Company committed to not providing 280G excise tax gross-ups on change-in-control benefits to future executives beyond the current six participants; and

  •
  CEO stock ownership guideline was increased to six times salary.

2017 INCENTIVE PAYOUTS

Incentive payouts reflect the Company's performance, with the MIP paying out at 50% to 94% of target, and PSUs at 81% of target.

Performance Focus of Compensation Programs

The majority of target total compensation in 2017 was at-risk in the form of MIP and long-term incentives (PSUs, RSUs and options). Participants' payouts vary based on MIP and PSU performance relative to goals, as well as our stock price and dividend growth.

Target Compensation Mix and Purpose of Each Element

The table below provides details on 2017 target compensation for our NEOs.

$ 000'S

NAME	TITLE	SALARY	MIP TARGET (%)	TARGET CASH(1)	PSUs(2)	RSUs	OPTIONS	TARGET TOTAL

Larry D. Young	Pres. and CEO	$1,150	150%	$2,875	$3,000	$1,800	$1,200	$8,875

Martin M. Ellen	CFO	624	90%	1,186	780	468	312	2,746

Rodger L. Collins	Pres., Packaged Beverages	627	85%	1,160	725	435	290	2,610

James J. Johnston	Pres., Beverage Concentrates and Latin America Beverages	627	85%	1,160	725	435	290	2,610

Phillip L. Hancock(3),(4)	CEO, Bai Brands	500	75%	875	433	509	173	1,990

(1)
Target cash is the sum of salary and MIP target.
(2)
PSU values shown are based on the closing stock price of $94.62 on March 2, 2017, the date of grant. Consistent with past practice, the Company used the grant date stock price for determining the number of PSUs to grant. PSU values shown in the "Stock Awards" column of the Summary Compensation table (page 242), and the Grants of Plan Based Awards table (page 244) are based on the grant date fair value (accounting value) of PSUs determined under GAAP. The accounting value of each PSU as of the grant date was $98.48. Accounting value of PSUs exceeded the grant date stock price due to the rTSR modifier, with the resulting valuation positioning the accounting value approximately 4.1% above the grant date stock price.
(3)
Mr. Hancock's salary, MIP target and target cash reflect compensation applicable to Mr. Hancock's position as CEO, Bai Brands, effective on June 19, 2017.
(4)
Mr. Hancock's long-term incentive grants consisted of the regular cycle awards on March 2, 2017 and a promotional grant on July 7, 2017. March 2, 2017 grants were awarded when Mr. Hancock held the role of EVP, Human Resources. Upon promotion to CEO, Bai Brands, Mr. Hancock received an RSU grant of $249,928.

THE COMPENSATION PROGRAM

Key components of our executive officer compensation program and each component's role are described below.

PAY ELEMENT		ROLE IN OUR COMPENSATION PROGRAM

Salary		• Attract and retain talent
• Provide liquidity

Bonus (MIP)		• Drive achievement of key business results on an annual basis
• Instill a team mindset by tying a significant percentage of annual cash compensation to common corporate goals

PSUs	Our LTI vehicles, which collectively constitute a majority of total direct compensation, share the following characteristics:

•

Focus participants on measures that drive our stock price over the long-term and that participants can impact — net income, cash flow from operations and prudent capital management

•

Align to our Rapid Continuous Improvement (RCI) philosophy by focusing on continuous growth in net income and cash flow from operations

RSUs	• Align interests of executives to stockholders • Retain key talent • Tie the value ultimately realized to performance	• Retain executives during periods of macro-economic or industry instability • Replicate the stockholder experience through a direct connection between stock price growth and realized pay

Options		• Provide a leveraged incentive for driving stock price growth • Allow executives to realize rewards for results achieved over the long-term by utilizing the 10 year option term

Benefits and Perquisites		• Constitute a minor portion of compensation while maximizing executives' focus on company operations

In 2017, the Compensation Committee reviewed our executive compensation program to determine how well pay structure and amounts aligned with our strategic objectives and desired competitive positioning. Overall, the Compensation Committee believes the program remains aligned with our key objectives.

LTI Design Evolution

Since going public our compensation program has continuously evolved to reflect a greater focus on achieving performance goals to which management has line-of-sight. This evolution is most evident in the changes in our LTI mix (allocation of LTI grant value by vehicle): RSUs declined from 70% to 30% between 2009 and 2015, and PSUs increased from 23% to 50% between 2011 and 2015. Beginning with the 2015 PSU grant, our PSU program design was updated by adding an rTSR modifier to the internal Return (iR) metric. For 2017 PSU grant we made further modifications to the iR metric in order to simplify and realign program design to our priorities.

Pay-for-Performance Alignment

As illustrated below, our CEO's 2017 compensation (and that of other executive officers) is highly sensitive to achievement of MIP and PSU performance goals, as well as stock price at vest.

Performance assumptions used to demonstrate the sensitivity of pay to performance are meant for illustrative purposes only and are listed below:

ASSUMPTIONS	MIP & PSU PAYOUTS	STOCK PRICE

Low Performance	50% of Target	$75.70 (Grant Price–20%)

High Performance	150% of Target	$113.54 (Grant Price + 20%)

Competitive Pay Positioning

In making 2017 compensation decisions, the Compensation Committee reviewed market data on compensation paid to similarly-situated executives in our peer group during 2016, along with the performance of those peers in comparison to our performance. In determining pay positioning for executive officers, the Compensation Committee takes the following considerations into account:

Factors Driving Competitive Pay Positioning of Executives

Approximate compensation opportunity positioning in 2017 was as follows:

PAY COMPONENT NEO PAY POSITIONING	NEO PAY POSITIONING

Salary	Median

Target Cash (Salary + Bonus Target)	Median

Total Target Direct (Target Cash + LTI)	Designed to approximate market median if performance relative to PSU goals is near market median levels

PEER GROUP DEVELOPMENT — COMPENSATION PROGRAM BENCHMARKING

In 2016, our Compensation Committee, with the assistance of Mercer, reviewed potential peers. Peer companies were selected and used to calibrate our executive compensation program for 2017. Our peers are companies operating in similar industries with whom we are most likely to exchange talent at the executive officer level. We used the following criteria to select compensation peers:

Peer Group Filtering Criteria and Rationale

Based on the peer selection methodology outlined above, the Compensation Committee approved the following peer companies ("Compensation Peers") to use as a benchmark in the Compensation Committee's 2017 executive compensation decisions:

Brown-Forman Corporation	General Mills, Inc.	Molson Coors Brewing Company

Campbell Soup Company	The Hershey Company	Pinnacle Foods, Inc.

The Clorox Company	Hormel Foods Corporation	Post Holdings, Inc.

ConAgra Foods, Inc.	The J. M. Smucker Company	Treehouse Foods, Inc.

Constellation Brands, Inc.	Kellogg Company

Dean Foods Company	McCormick & Company, Incorporated

The Compensation Committee made two changes to the peer group at the time of its review:

•
Added Pinnacle Foods, Post Holdings, and Treehouse Foods based on industry focus and size proximity

•
Removed Keurig Green Mountain and WhiteWave Foods due to acquisition and subsequent stock exchange delisting

In 2016, when the peers discussed were selected, Mercer advised the Compensation Committee that DPSG's revenue and market cap approximated peer medians based on data shown below ($ amounts in millions):

Peer Group Net Sales	Peer Group Market Cap

BASE SALARY

Salary adjustments are made annually based on individual performance, promotions, changes in responsibilities and market movement.

Salary increases in recent years have been modest, with the CEO receiving one increase since 2014.

NAME	2014 SALARY	INCREASE	2015 SALARY	INCREASE	2016 SALARY	INCREASE	2017 SALARY	INCREASE	2018 SALARY

Larry D. Young	$1,075,000	0%	$1,075,000	7.0%	$1,150,000	0%	$1,150,000	0%	$1,150,000

Martin M. Ellen	571,000	2.0%	582,500	5.0%	611,500	2.0%	623,750	0%	623,750

Rodger L. Collins	574,000	3.0%	591,000	3.0%	608,500	3.0%	626,755	0%	626,755

James J. Johnston	574,000	3.0%	591,000	3.0%	608,500	3.0%	626,755	0%	626,755

Phillip L. Hancock	357,000	7.0%	382,000	4.2%	398,000	25.6%	500,000	0%	500,000

Average Merit Increase		3.0%		4.4%		2.2%		0%

New salaries generally become effective in April of each year. Values shown above reflect new salaries following the April increases, with the exception of Mr. Hancock's 2017 increase. Mr. Hancock's 2017 increase of 25.6% is the product of a 3% merit increase in his prior role of EVP, Human Resources effective April 2017, and a 22% promotional increase effective July 2017 when he assumed the role of CEO, Bai Brands. Mr. Hancock's promotional increase was excluded from average merit increase percentage shown for 2017.

Salary increases for our NEOs in 2014 through 2018 were made by the Compensation Committee, considering the level of salary relative to key comparators, as well as company and individual performance. As a result of these actions, the salaries for all NEOs are near the median of our peer group.

ANNUAL INCENTIVE

The MIP is our annual cash incentive program designed to reward achievement of pre-established Net Sales and Income from Operations goals.

Plan Metrics: Performance metrics and associated weightings for each NEO are shown below:

METRIC	CEO, CFO, CEO, BAI BRANDS	BUSINESS UNIT PRESIDENTS

Consolidated Net Sales	40%	40%

Consolidated Income from Operations	60%	30%

Segment Operating Profit	—	30%

Performance Targets:    Target performance was set above 2016 levels after accounting for anticipated negative currency impact, and was judged to be challenging, yet achievable in light of industry dynamics.

CORPORATE METRICS	PERFORMANCE CONDITION AND ASSOCIATED PAYOUT	PERFORMANCE GOAL (in millions)	GOAL SETTING CONTEXT

Threshold (25%)	$6,529	Targeted 4.5% net sales growth vs. 2016 results, including the Bai acquisition and net of anticipated negative 1% foreign currency impact. Incentive plan targets were set against the backdrop of declining Carbonated Soft Drinks (CSD) volumes in the U.S. and Canadian markets and uncertanties in the Mexico economy.

Net Sales	Target (100%)	$6,731

	Maximum (200%)	$6,933

	Threshold (25%)	$1,332	Targeted 2.4% annual income from operations growth vs. 2016 results, including the Bai acquisition and net of anticipated negative 2% foreign currency impact.

Income From Operations	Target (100%)	$1,417

	Maximum (200%)	$1,502

SEGMENT OPERATING PROFIT METRICS	PERFORMANCE CONDITION AND ASSOCIATED PAYOUT	PERFORMANCE GOAL (in millions)

	Threshold (25%)	$887

Beverage Concentrate and	Target (100%)	$944

Latin America Beverages	Maximum (200%)	$1,001

	Threshold (25%)	$695

Packaged Beverages	Target (100%)	$739

	Maximum (200%)	$783

PERFORMANCE METRICS

WHY NET SALES AND INCOME FROM OPERATIONS?

We believe that Net Sales and Income from Operations are simple, high-level reflections of our goals as a business — grow top line and profits. The 60/40 weighting of profit and net sales objectives for the CEO, CFO, and CEO, Bai Brands, creates necessary balance between investing to drive future net sales growth and managing expenses to drive profits in the present. Business Unit Presidents have a different metric mix to drive results and accountability for the business units they oversee.

The moderate bias towards profit weighting recognizes the realities of falling demand within the CSD industry while striking an appropriate balance between acting as a motivator and holding participants accountable for growing the top line.

MIP Pay-for-Performance Alignment

NEO performance targets for net sales and income from operations metrics require meaningful, yet achievable "stretch" performance in order to earn a target payout. Over the last five years that the current plan design has been in place, our MIP payouts averaged 16% above target.

MIP — Historical Payouts (Consolidated Metrics) and Pay-for-Performance

(1)
rTSR is relative to compensation peer group.

MIP PAYOUTS — ALIGNMENT TO STOCKHOLDER RETURNS

While the average year-by-year TSR ranking is just above median, the aggregate TSR ranking over the entire 5 year period is in the top quartile of peers.

In recent years MIP payouts were driven by mixed net sales performance and above target profits, reflecting the following:

INDUSTRY REVENUE AND CURRENCY EXCHANGE RATES CHALLENGES

Significant revenue headwinds due to unfavorable shifts in consumer behavior and preferences

DPSG's challenges in achieving organic revenue growth against these headwinds

Positive impact of our strong performance in Mexico has been significantly reduced due to Mexican Peso weakness

MADE UP FOR THROUGH EXECUTION EXCELLENCE

Sales volumes increased by partnering with allied brands in high growth categories; and in the case of Bai Brands, acquiring a high growth brand

Our strong profitability performance partially offset the revenue weakness in the CSD segment

Efficiency gains driven by our Rapid Continuous Improvement (RCI) initiatives allowed us to meet and exceed profitability targets

Results for Fiscal Year 2017

In fiscal year 2017 the target financial goal at the corporate level, the fiscal year 2017 results ("Results") (against which the targets are measured as determined by the Compensation Committee) and the payout percentages were as follows (in millions):

METRIC	TARGET (100%)	RESULTS		PAYOUT PERCENTAGE

Net Sales	$6,731	$6,690		85.0%

Income from Operations	$1,417	$1,363	(1)	52.2%

Segment Operating Profit (SOP):

Beverage Concentrates and Latin America Beverages	$944	$970	(1)	146.4%

Packaged Beverages	$739	$693	(1)	0.0%

(1)
The Target amounts and Results reflected in these columns and used to calculate the payout are based on Core Earnings. Core Earnings is defined as results, as reported, adjusted for the unrealized mark-to-market impact of commodity and interest rate derivatives not designated as hedges under U.S. GAAP and certain items that are excluded for comparison to prior year periods. A reconciliation of Income from Operations and SOP, as reported in our Form 10-K filed with the SEC on February 14, 2018, to the results used for the MIP determination is attached to this Proxy Statement as Appendix A.

Refer to the Appendix A to this Proxy Statement on page APP-1 for a Reconciliation of Core Earnings to GAAP financials.

2017 Payout Calculation: The actual awards are calculated based on year-end salary and are shown below:

NAME	2017 YEAR END SALARY ($)	MIP TARGET (%)(1)	MIP TARGET ($)	MIP PAYOUT (%)(2)	% OF YEAR IN ROLE	MIP PAYOUT ($)

Young	$1,150,000	150%	$1,725,000	65.3%	100%	$1,126,598

Ellen	624,000	90%	561,600	65.3%	100%	366,781

Collins	627,000	85%	532,950	49.7%	100%	264,610

Johnston	627,000	85%	532,950	93.6%	100%	498,628

Hancock(3) (EVP, HR)	409,500	70%	286,650	65.3%	47%	89,244

Hancock(3) (CEO, Bai Brands)	500,000	75%	375,000	65.3%	53%	128,163

(1)
MIP Target % is multiplied times the 2017 Year End Salary to determine MIP Target.
(2)
MIP Payout % is multiplied times the MIP Target to determine MIP Payout.
(3)
In accordance with the terms of our MIP plan. Mr. Hancock's bonus payout is based on his ending salary and MIP target in each of the roles he served in during 2017.

LONG-TERM INCENTIVE AWARDS

WHY THREE LTI VEHICLES?

We use a mix of three different LTI vehicles — PSUs, RSUs, and options — to align executive pay outcomes to stockholder returns. Each of the LTI vehicles carries its own unique advantages and our "portfolio" approach to LTI allows us to capture the benefits of each one.

In addition to motivating executives to grow the stock price, using three vehicles creates the appropriate balance between the various performance objectives, which are aligned with stockholder interests:

LTI VEHICLE	INCENTIVE OBJECTIVE	EXPLANATION

PSUs	Execute against clearly defined financial objectives	PSU awards require achievement of a combination of net income growth and cash flow yield to secure a payout

RSUs	Retention during periods of macro-economic or industry specific distress Shareholder alignment	RSUs will retain some tangible value even during periods of falling stock prices and low MIP and PSU payouts Participants experience same stock price changes as investors

Options	Take prudent risks to grow the stock price	Leveraged vehicle that magnifies participant's gains when stock price appreciates

2017 LTI Vehicle Details

Our 2017 LTI award details are outlined below. The Compensation Committee believes that these awards to NEOs will focus attention on building stockholder value over the long-term, reinforce the importance of their roles as stewards of the business, and help to retain the executives.

The following provides more detail about the various award programs:

LTI VEHICLES	LTI MIX	BRIEF DESCRIPTION	VESTING AND EXERCISE RESTRICTIONS

PSUs	50%

•

PSU represents an opportunity to receive one share of stock

•

PSUs are credited with dividend equivalents reinvested on dividend payment date

•

Dividend equivalents are paid only on PSU shares that vest based on performance

			• PSUs vest based on achievement against pre-determined performance targets • Performance period is 3 years, with cliff vesting

RSUs	30%	• RSU represents an opportunity to receive one share of stock • RSUs are credited with dividend equivalents reinvested on dividend payment date	• Cliff vesting after 3 years

Options	20%	• Exercise price is equal to the closing market price of our common stock on the grant date • Repricing of outstanding awards is prohibited without stockholder approval	• Pro-rata vesting over 3 years • Option may be exercised up to 10 years from grant

RSUs vest 100% after 3 years, compared to 33% per year for options, in order to better reflect the retention objective of RSUs.

PSU Program — Internal Return Measurement Structure and Results

Our Internal Return (iR) performance measure, which is the primary measure used for the PSU program, is summarized below.

2015 PSU Cycle (2015-2017 Fiscal Years)

*
0 and 1 subscripts refer to prior year (0) and current year (1) financials. Net Income, Cash Flow from Operations and Free Cash Flow are calculated on a Core basis, adjusted for certain items. For detailed definitions of the terms used in the Internal Return calculation refer to Appendix A to this Proxy Statement on page APP-2.

IR YEAR	FY COMPARISON	NET INCOME GROWTH (A)		FREE CASH FLOW YIELD (B)		INTERNAL RETURN (A+B)

iR1	2015 vs. 2014	7.71%		7.04%		14.75%

iR2	2016 vs. 2015	6.27%		6.36%		12.63%

iR3	2017 vs. 2016	–2.02%	+	6.14%	=	4.12%

	Average	3.99%		6.51%		10.50%

The average Internal Return of 10.50% resulted in a payout of 81.25% of target based on the leverage structure shown on page 232.

•
Net Income (NI), Cash Flow from Operations (CFFO) and Capital Expenditures (CapEx) are updated annually during each three-year performance cycle.

•
Each three-year PSU performance period has a fixed P/E ratio. The P/E is fixed as of the end of the year immediately preceding the first year of each performance period.

PSU Plan Design Analysis

PLAN DESIGN ASPECT	IMPACT ON PARTICIPANTS' INCENTIVES

Annual resetting of NI in the NI Growth and Free Cash Flow (Core) (FCF) Yield denominators	• Requires continuous improvement in the numerator (NI Growth and FCF) to achieve target performance in a rising earnings scenario, which has been the case during the life of this program

Free Cash Flow (Core) yield denominator (NI × P/E) simulates market value of invested capital at cycle start	• Fixing P/E and NI in the year before the performance period starts focuses participants on the variables directly within their control

Embedding continuous improvement requirement in iR performance measurement	• Supports our initiative to quickly increase profitability through efficiency gains

Calculating results based on a three-year average	• Ensure that performance during every year of the cycle impacts results

Internal Return as the PSU Metric

WHY INTERNAL RETURN?

Correlation analysis between TSR and various performance metrics demonstrated that over long periods iR has the highest correlation with TSR out of an exhaustive list of metrics.

iR also provides for direct management line-of-sight to the performance being measured — earnings growth, conversion of earnings into cash, and conservative capital management.

At a high-level, the iR formula is a close approximation of our stockholder value creation process:

Role of Internal Return in Performance Measurement Framework

We believe that corporate performance is too complex to be assessed through a single metric, or type of metric, and requires a holistic view. When evaluating incentive plan design we view the MIP and LTI plans as complementary elements of our total compensation package. In designing our incentive plans we strive to reflect this balanced perspective and have largely achieved that goal.

BALANCED PERFORMANCE MEASUREMENT

Our incentive plan metrics (MIP and PSUs):

•
Draw on three financial statements (Income, Cash Flow and Balance Sheet)

•
Account for both absolute and relative stock price performance (PSUs, RSUs and Options)

•
Cover interlocking performance periods ranging from 1 year (MIP) to 3 years (PSUs and RSUs), and up to 10 years (Option term)

PSU Goal Setting and Leverage Structure

PSU iR goals at threshold, target and maximum were set based on historical performance data collected from peer companies and the S&P 500 over both the relatively recent past (since 2000) and a longer, multi-decade period.

			CORRESPONDING PERFORMANCE LEVEL IN EXTERNAL MARKET
	iR TARGET
PERFORMANCE CONDITION		PAYOUT	PEERS	S&P 500

Threshold	8%	50%	Below Median	Below Median

Target	12%	100%	50th to 60th Percentile	Median

Maximum	16%	200%	65th to 75th Percentile	65th to 75th Percentile

Applying historical data for future periods was judged as reasonable in light of near-term performance expectations since program inception.

Commencing in 2015, relative stock price performance, as measured by rTSR, became a modifier of PSU payouts. In 2017, the Free Cash Flow (Core) yield component of iR was eliminated. In its place we used a Free Cash Flow (Core) modifier that reduces payouts if free cash flow lags profits. Starting with the 2018 grant the cash flow measurement was removed to further simplify the program. See discussion of both changes on pages 234 and 235.

OUR PSU GOALS ARE CHALLENGING

•
Historical data, on which our goals are based, covered periods of significantly higher GDP growth both in the U.S. and globally relative to current norms, and

•
Above-median performance, relative to peer historical norms, is required to earn a target payout.

PSUs Pay-for-Performance

PSU cycles pay out in February following the end of the performance period. Given the long-term nature of this program and the associated goal setting approach, pay-for-performance alignment can only be adequately judged over time. Over the last 5 years we have observed strong directional alignment between payouts and TSR compared to our peers.

PSUs — Historical Payouts and Pay-for-Performance

PSUs Earned By NEOs — 2015 to 2017 Cycle

NAME	PSUs GRANTED(1)	PAYOUT (%)	SHARES EARNED(2)

Larry D. Young	40,682	81.25%	33,054

Martin M. Ellen	9,874	81.25%	8,022

Rodger L. Collins	9,153	81.25%	7,436

James J. Johnston	9,153	81.25%	7,436

Phillip L. Hancock	5,373	81.25%	4,365

(1)
Includes dividend equivalent accrued through December 31, 2017 ex-dividend dates.

(2)
Rounded down to nearest whole share.

Addition of rTSR modifier to PSUs

Beginning with the 2015 PSU grant (2015-2017 performance cycle), we added a rTSR modifier to the existing iR design. The modifier functions as follows:

•
If rTSR at the end of the three-year PSU cycle falls between the 25th and 75th percentiles of our peers, participants will receive a payout based solely on iR performance

•
25% rTSR modifier is triggered only for cycles when rTSR is either in the bottom or top quartile of TSR peers

The rTSR peer group was selected based on the same criteria as used for our compensation peer group as well as likely competitors for investor funds operating in the same or related industries. Based on these considerations, the 2015 PSU rTSR peer group included all of the compensation peers in place at the time of the grant and the following companies:

PepsiCo, Inc.	Monster Beverage Corporation

The Coca-Cola Company	Coca-Cola Bottling Co. Consolidated

Coca-Cola Enterprises, Inc.	National Beverage Corp.

Cott Corporation

WHY rTSR AS A MODIFIER AND NOT A STAND-ALONE METRIC?

•
Ensure that iR remains our core metric with line-of-sight and clear operational goals for participants

•
Reinforce the importance of iR as our core metric by using the iR payout as a starting point for calculating the magnitude of rTSR modification

rTSR for the 2015-2017 PSU performance period was between the 25th and 75th percentile of peers, therefore, in accordance with the terms of our plan, rTSR modifier was not applied.

Role of rTSR Modifier in the PSU Program

We added a rTSR modifier to our PSU program to prevent significant disconnects between PSU payouts and TSR results and to introduce a more balanced performance perspective.

Under our design the value of PSU payouts to participants is impacted by the following factors:

Summary of 2017 and 2018 Program Changes

Starting with 2017 grants, we've made a simplification to the program. The Free Cash Flow (Core)1 yield component was eliminated. In its place we used a cash flow governor, which will reduce payouts by 25% of amount earned, if Free Cash Flow (Core) falls below 95% of Net Income1 over the performance period.

Program simplification was based on the following considerations:

•
Conversion of earnings into cash has reached a steady state, but the Company wishes to ensure participants remain focused on maintaining an efficient cash conversion rate

•
Correlation between TSR and Net Income growth only slightly trails the correlation between iR and TSR

The threshold of 95% allows management the necessary capital expenditure flexibility to reinvest in the business to ensure its long-term success. The 95% threshold is not a target, but rather the cash conversion level below which payout reductions are imposed.

For 2018 grants we further simplified the program by eliminating the cash flow governor. While efficient cash flow conversion remains an important priority to fund dividends and share repurchases, our stock price and the rTSR modifier already make PSU, RSU and stock option outcomes highly sensitive to changes in cash flow generation.

1
Free Cash Flow and Net Income are calculated on a Core Earnings basis, adjusted for certain items.

BENEFITS AND PERQUISITES

Our benefit and perquisites programs are based upon an assessment of competitive market factors and a determination of what is needed to attract and retain high caliber executives. The business rationale for providing these benefits and perquisites is to minimize distractions that can arise from complex financial planning and security needs, travel logistics and health related problems.

Our primary benefits for executive officers include participation in our broad-based retirement and health and welfare plans.

We provide our NEOs with the following executive level benefits and perquisites:

BENEFITS/PERQUISITES	EXPLANATION

Supplemental Savings Plan	The only nonqualified deferred compensation plan sponsored by us for NEOs is the Supplemental Savings Plan (SSP), a non-tax qualified defined contribution plan.

The SSP is for employees who are actively enrolled in the Savings Incentive Plan (SIP) and whose deferrals under the SIP are limited by the Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the compensation limit (established in the Code) to the SSP, and we match 100% of the first 4% of base salary that is contributed by employees. All SSP funds, including company contributions, are immediately fully vested.

Executive Service Allowance	All NEOs receive an annual allowance that can be used to obtain financial planning and tax preparation services and other related benefits. Executives pay tax on this allowance.

Automobile Allowance	The automobile allowance benefit gives eligible executives an opportunity to use their car for both business and personal use in an efficient manner. Executives pay tax on this allowance.

Executive Long-term Disability	Supplemental to our group disability program, the executive long-term disability program provides a benefit of up to 60% of total target compensation, up to a maximum amount of $30,000 per month. Total target compensation equals the sum of base pay and cash incentive compensation.

Annual Physicals	Our NEOs have the opportunity to undergo executive physicals on an annual basis to identify and treat health conditions at an early stage, maximizing the chance of a quick recovery.

Personal Corporate Aircraft Use	For security and efficiency reasons the CEO uses the corporate aircraft for all air travel. The NEOs do not use the corporate aircraft for personal travel, unless approved by the CEO.

SEVERANCE PROTECTIONS

We have severance protections addressing termination upon a CIC, non-CIC related involuntary termination, death, disability and retirement. Benefits upon these key termination events are summarized below, with detailed descriptions provided in "Historical Executive Compensation Information — Post-Termination Compensation" beginning on page 249.

PURPOSE OF SEVERANCE PROTECTIONS

We believe severance benefits remove potential challenges to maximizing stockholder value by enabling DPSG to accomplish the following:

•
Provide a competitive benefit when attempting to recruit executives externally
•
Address a major risk for external candidates considering joining a new employer, particularly one focused on an industry facing significant headwinds
•
Focus executives on the best interests of stockholders, in the event of a change-in-control, despite the pending transaction posing significant career uncertainty

Based on feedback from certain stockholders in 2014, the Company has committed to not expanding CIC excise tax gross-up protections beyond the current six participants.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee establishes and monitors our overall compensation strategy and is responsible for setting the compensation of the CEO and all other executive officers in consultation with the other independent directors. The Chairperson of the Compensation Committee also regularly reports on committee actions to the Board of Directors.

For a more complete description of the responsibilities of the Compensation Committee, see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 203 and the charter for the Compensation Committee posted on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Compensation Committee Charter captions.

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has retained Mercer as its outside executive compensation consultant to advise on executive compensation matters. Mercer regularly attends Compensation Committee meetings and reports directly to the Committee on matters relating to compensation for our executive officers, including the CEO (see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 203 for a list of Mercer's duties in 2017). As discussed in that section, the Company uses Mercer for other services that are unrelated to executive compensation. If the Company wishes to engage Mercer on a significant project, then management will review the proposed engagement with the Compensation Committee prior to Mercer's engagement by the Company.

ROLE OF COMPANY MANAGEMENT

The CEO develops preliminary compensation recommendations for our executive officers (other than the CEO) and provides these recommendations to the Compensation Committee. Management is responsible for the administration of the compensation programs once Compensation Committee decisions are finalized.

COMPENSATION GOVERNANCE POLICIES AND PROVISIONS

Equity Award Procedures

We have established equity award procedures to develop a consistent practice for granting equity-based awards. Under these procedures, the Board, with respect to equity awards to non-executive directors, and the Compensation Committee, with respect to employee awards, may grant equity awards at its first regularly-scheduled meeting in each calendar year (or at any special meeting, so long as this special meeting occurs on or before March 2 of each calendar year). The effective date of these equity awards will be March 2 (or if not a NYSE trading day, the first NYSE trading day after March 2). The Compensation Committee may also make equity awards to new hires, employees receiving promotions, employees receiving retention grants and persons becoming employees as a result of an acquisition at any regularly scheduled meeting or at any special meeting called for that purpose.

The Board may also make equity awards to persons who become new directors at any regularly scheduled meeting or at any special meeting called for that purpose. The Special Award Committee may make awards to employees at any time, but the effective date of such awards is the first business day of the next succeeding month after the Special Award Committee selects employees for awards. Awards by the Special Award Committee are also governed by the limitations established by the Compensation Committee. For a more complete description of the authority and limitations of the Special Award Committee, see "Corporate Governance — Board Committees and Meetings — Special Award Committee" on page 206.

Our equity award procedures require that the exercise or grant price of an equity award equal the closing market price of our common stock on the effective date of the award. Our procedures also set forth the procedural and control requirements for granting equity awards.

Executive Stock Ownership Guidelines

In 2010, the Company adopted stock ownership requirements, as described below. Executives may be required to retain at least 50% of net, after-tax vested RSUs and PSUs until the ownership requirement is met.

EXECUTIVE	OWNERSHIP REQUIREMENT	TIME TO COMPLY	TYPES OF OWNERSHIP COUNTED TOWARD REQUIREMENT

CEO	6X salary	Later of 5 years after	• Shares owned directly

CFO, Business Unit Presidents	4X salary	becoming subject to	• Unvested RSUs

Other EVPs	3X salary	guideline or 12/31/2015

Each calendar year, executive ownership is valued based on the average daily closing stock price. All of our NEOs met these requirements as of the record date. There are varying ownership multiples required for other officers of the Company.

Tally Sheets

The Compensation Committee reviews tally sheets annually, prior to making compensation decisions for the upcoming year. Tally sheets provide a concise summary of the various compensation elements, demonstrate the performance sensitivity of our compensation program, and quantify the value of unvested equity and severance benefits under key termination scenarios.

Insider Trading Policy

Our Insider Trading Policy prohibits employees from trading our securities or securities of any other company when the employee possesses or has knowledge of material information that is not generally known or available to the public about the Company or such other company. Among other provisions, the Insider Trading Policy also prohibits directors, officers and employees from entering into hedge transactions which would normally be entered into if an investor thought the market price for the shares was going to decline.

Clawback Policy

In 2011, the Compensation Committee approved a Clawback Policy (the "Clawback Policy") in advance of regulations to be promulgated by the NYSE under the Investor Protection and Securities Reform Act of 2010. If necessary, the provisions of the Clawback Policy will be reconsidered when the final regulations are published. The Clawback Policy may be triggered by a financial restatement (other than to comply with changes in applicable accounting principles), or commission of fraud or willful misconduct by an incentive award recipient. If triggered, the policy provides for recovery of incentive compensation paid in excess of the incentive compensation that would have been paid based on the restated financials, or recovery of incentives paid during the period of fraud or willful misconduct. The Company may also seek any additional equitable or legal remedies under facts which give rise to a claim by the Company under the Clawback Policy.

Tax Treatment

Under Section 162(m) of the Code, as in effect prior to the passage of the Tax Cuts and Jobs Act of 2017, compensation paid to the CEO and the other three most highly paid executives (excluding the Chief Financial Officer) is deductible only if the compensation is less than $1 million or the compensation is performance based. The applicable performance-based awards granted under the MIP and the Omnibus Stock Incentive Plan of 2009 are designed with the intent to comply with Section 162(m) of the code and be fully tax deductible for us. However, the Compensation Committee reserves the right to decide to pay executive officers amounts that may not be deductible under Section 162(m), if the Compensation Committee determines that decision is in the best interests of the Company and its stockholders.

COMPENSATION RISK ASSESSMENT

At the request of our Compensation Committee, in 2017 Mercer reviewed the Company's compensation programs and related governance provisions and practices in connection with the preparation of this Proxy Statement to determine if disclosure was required under Item 402(s) of SEC Regulation S-K.

Mercer concluded that DPSG compensation programs are aligned to the interests of its stockholders, provide for appropriate pay for performance alignment, contain numerous risk mitigating features and do not promote unnecessary and excessive risk. Based on Mercer's assessment, the Compensation Committee believes that the Company's compensation programs do not provide incentives for excessive risk-taking and, therefore, do not encourage employees to take unreasonable risks relating to the Company's business.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        Ms. Szostak (Chairperson) and Ms. Shive served on the Compensation Committee for all of 2017; Ms. Roché retired from the Board in 2017, but served on the Compensation Committee until February 28, 2017; and Mr. Gutiérrez served on the Compensation Committee from March 1, 2017 through the remainder of 2017. In fulfilling its responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2017 (through incorporation by reference to this Proxy Statement).

Submitted by the Compensation Committee of the Board
M. Anne Szostak, Chairperson José M. Gutiérrez Dunia A. Shive

        THE ABOVE REPORT OF THE COMPENSATION COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

COMPENSATION COMMITTEE INTERLOCKS

        Ms. Szostak (Chairperson) served on the Compensation Committee for all of 2017. Ms. Roché retired from the Board in May 2017, but served on the Compensation Committee until February 28, 2017. Mr. Gutiérrez served on the Compensation Committee from March 1, 2017 through the remainder of 2017. No person who was a member of the Compensation Committee during any part of 2017 was an officer or employee of ours or any of our subsidiaries. None of our executive officers served on the board of directors or on the compensation committee of any other entity, for which any officers of such other entity served either on our Board or on our Compensation Committee.

 HISTORICAL EXECUTIVE COMPENSATION INFORMATION

        The executive compensation disclosure contained in this section reflects compensation information for 2017 for our Named Executive Officers.

Summary Compensation Table

        The following table sets forth information regarding the compensation earned by NEOs in fiscal years 2015, 2016 and 2017.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Award ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change In Pension Value And Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Larry D. Young	2017	$1,150,000		—	$4,922,265	$1,199,997	$1,126,598	$37,356	$484,931	$8,921,147
President & CEO	2016	1,132,692		—	4,799,884	1,199,993	2,314,605	16,052	468,404	9,931,631
	2015	1,075,000		—	4,799,916	1,199,992	2,421,814	39,795	379,721	9,916,238
Martin M. Ellen	2017	$620,635		—	$1,279,761	$311,998	$366,781	—	$135,121	$2,714,296
Chief Financial	2016	604,808		—	1,223,058	305,793	738,460	—	146,618	3,018,737
Officer	2015	579,846		—	1,164,953	291,241	787,371	—	115,734	2,939,145
Rodger L. Collins	2017	$622,731		—	$1,189,522	$289,991	$264,610	—	$128,079	$2,494,933
Pres. Packaged	2016	604,462		—	$1,159,960	$290,000	$663,134	—	128,192	2,845,747
Beverages	2015	609,154	(6)	—	1,079,892	269,998	812,551	—	119,942	2,891,537
James J. Johnston	2017	$622,019		—	$1,189,522	$289,991	$498,629	$93,897	$210,860	$2,904,918
Pres. Beverage	2016	604,462		—	1,159,960	290,000	714,546	43,553	201,500	3,014,020
Concentrates &	2015	587,077		—	1,079,892	269,998	683,648	77,691	176,794	2,875,100
Latin America
Beverages
Phillip L. Hancock(7)	2017	$451,519		—	$959,430	$172,991	$217,407	—	$373,359	$2,174,706
CEO, Bai Brands

(1)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with awards of DPSG RSUs and DPSG PSUs to each of the NEOs (amounts do not include any DPSG RSUs and DPSG PSUs that have been paid as dividend equivalents subsequent to the date of the award). The value of the DPSG PSUs awarded is subject to the achievement of certain performance criteria over a three-year performance period (see "Compensation Discussion and Analysis—Long-Term Incentive Awards" beginning on page 229). Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 9 "Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our 2017 Form 10-K. For further information on the stock awards granted in fiscal year 2017, see "—Grants of Plan-Based Awards" beginning on page 244.

(2)
The amounts reported in the Option Awards column represent the grant date fair value associated with option grants to each of the NEOs. Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 9 "Stock-Based Compensation" to our Consolidated Financial Statements, which are included in our 2017 Form 10-K. For further information on the stock option grants awarded in fiscal year 2017, see "—Grants of Plan-Based Awards" on page 244.

(3)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each NEO under the Company's MIP.

(4)
The amounts reported in the Nonqualified Deferred Compensation Earnings column represent an estimate of the aggregate annual change in the actuarial present value of accumulated benefits under the Personal Pension Account Plan and the Pension Equalization Plan (as applicable), as described in more detail in the "—Pension Benefits" beginning on page 246. The change in the actuarial present value of the accumulated benefits under the plans was determined in accordance with GAAP. Assumptions used to calculate these amounts are included in Note 6 "Employee Benefit Plans" to our Consolidated Financial Statements, which are included in our 2017 Form 10-K.

(5)
Amounts reported in the All Other Compensation column reflect other compensation for each NEO, including, but not limited to, (i) the incremental cost to the Company of all perquisites and other personal benefits, (ii) the amount of any tax reimbursements, (iii) the amounts contributed by the Company to the tax-qualified defined contribution plans and non-tax qualified contribution plans and (iv) the amount of any insurance premiums paid by the Company.

(6)
2015 payroll cycle for Mr. Collins contained 27 paychecks instead of the usual 26 paychecks. The additional paycheck resulted from the acceleration of a payroll date of 1/1/2016 to 12/31/2015 in order to avoid a delayed funds disbursement due to 1/1/2016 being a bank holiday. Absent this infrequent acceleration, Mr. Collins salary for the year would have been $587,077.

(7)
Mr. Hancock was not an NEO in 2016 or 2015. In accordance with the SEC disclosure requirements, Mr. Hancock's compensation disclosure is provided only for the year in which he was an NEO.

        "All Other Compensation" for fiscal year 2017 is summarized as follows:

Name	Automobile Allowance ($)	Service Allowance ($)	Disability Income Premiums ($)(a)	Company Contributions ($)(b)	Corporate Aircraft ($)(c)	Relocation Assistance ($)(d)	Executive Physicals ($)	Total ($)
Larry D. Young	35,100	24,000	7,421	380,498	37,912	—	—	484,931
Martin M. Ellen	31,200	20,000	10,460	59,578	9,946	—	3,937	135,121
Rodger L. Collins	28,600	19,000	8,608	67,398	1,631	—	2,842	128,079
James J. Johnston	28,600	19,000	5,107	156,952	1,201	—	—	210,860
Phillip L. Hancock	24,700	14,000	6,780	41,066	1,564	285,249	—	373,359

(a)
Includes the gross-up for taxes to be paid by the NEO on the premium that was included in the NEO's income.

(b)
The amounts reported in the Company Contributions column represent our contributions to the tax-qualified defined contribution plans and non-tax qualified defined contribution plans. The contributions to the tax qualified defined contribution plans for 2017 are as follows: $33,270 for Mr. Young, $18,900 for Messrs. Ellen, Collins and Hancock and $35,970 for Mr. Johnston. The contributions to the non-tax qualified defined contributions plans for 2017 are as follows: $347,228 for Mr. Young, $40,678 for Mr. Ellen, $48,498 for Mr. Collins, $120,982 for Mr. Johnston, and $22,166 for Mr. Hancock.

(c)
For SEC purposes, the cost of personal use of a corporate aircraft is calculated based on the aggregate incremental cost to the Company. We calculated the aggregate incremental cost using estimated variable costs of operating the aircraft. Fixed costs which do not change based on usage, such as pilot salaries, depreciation of aircraft and cost of maintenance are excluded.

(d)
Payment made to Mr. Hancock to assist with his relocation from Plano, TX, where Company headquarters are based, to New Jersey, where Bai Brands is based.

Grants of Plan-Based Awards

        The following table sets forth information regarding equity plan awards and non-equity incentive plan awards by us to our NEOs in fiscal year 2017. For a discussion of the material terms of these awards, see "Compensation Discussion and Analysis—Long-Term Incentive Awards" beginning on page 229 and "—Summary Compensation Table" beginning on page 242.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Options Awards: Number of Securities Underlying Option (#)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Larry Young		$431,250	$1,725,000	$3,450,000
	3/2/2017							19,023			$1,799,956
	3/2/2017				15,852	31,705	63,410				$3,122,308
	3/2/2017								120,616	$94.62	$1,199,997
Martin Ellen		$140,400	$561,600	$1,123,200
	3/2/2017							4,946			$467,991
	3/2/2017				4,121	8,243	16,486				$811,771
	3/2/2017								31,360	$94.62	$311,998
Rodger Collins		$133,238	$532,950	$1,065,900
	3/2/2017							4,597			$434,968
	3/2/2017				3,831	7,662	15,324				$754,554
	3/2/2017								29,148	$94.62	$289,991
James Johnston		$133,238	$532,950	$1,065,900
	3/2/2017							4,597			$434,968
	3/2/2017				3,831	7,662	15,324				$754,554
	3/2/2017								29,148	$94.62	$289,991
Phillip L. Hancock		$83,221	$332,882	$665,765
	3/2/2017							2,742			$259,448
	3/2/2017				2,285	4,570	9,140				$450,054
	3/2/2017								17,388	$94.62	$172,991
	7/7/2017							2,800			$249,928

(1)
The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent the potential payouts of annual cash incentive awards granted to our NEOs in fiscal year 2017 under the MIP subject to the achievement of certain performance measures. The actual amount of the awards made to the NEOs and paid in cash is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
Subject to the achievement of certain performance criteria, represents the potential number of shares that may be issued to the NEO pursuant to the grant of DPSG PSU awards made in fiscal year 2017 under the Omnibus Stock Incentive Plan of 2009 (see "Compensation Discussion and Analysis—Long-Term Incentive Awards" beginning on page 229).

(3)
Represents the number of shares subject to DPSG RSU awards made in fiscal year 2017 under the Omnibus Stock Incentive Plan of 2009. The DPSG RSU awards vest three years from the grant date.

(4)
Represents the number of shares subject to stock option grants made in fiscal year 2017 under the Omnibus Stock Incentive Plan of 2009. All options granted in fiscal year 2017 to NEOs have a term of ten years from the grant date and vest one-third on the first, second and third anniversaries of the grant date, contingent on the NEO continuing his employment with the Company through each date.

(5)
Represents the exercise price for the option awards, which were determined based on the closing market price of a share of our common stock on the date of grant.

CEO Pay Ratio Disclosure

        For FY 2017, the annual total compensation for FY 2017 was $8,921,147 for our CEO, and $42,689 for the median employee. The resulting ratio of our CEO's pay to the pay of our Median Employee for FY 2017 is 209 to 1.

        The median employee was identified using the gross annual compensation as of December 31, 2017 for all active employees on that date. The calculation of CEO's annual total compensation, used to determine the pay ratio, utilized the same methodology as that of "Total Compensation" shown for our CEO in the "Summary Compensation Table" on page 242 of this proxy statement.

        Our calculation includes all employees as of December 31, 2017. We applied FY2017 average exchange rates to compensation paid in Canadian and Mexican currencies—USD:MXN exchange rate of 18.913, and USD:CAD exchange rate of 1.298.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information regarding exercisable and unexercisable stock options and vested and unvested equity awards held by each NEO as of December 31, 2017. All such awards relate to shares of our common stock.

	Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)($)
Larry Young	3/2/2015	86,768	43,383		$79.20	3/2/2025	24,409	$2,369,138	40,682	$3,948,595
	3/2/2016	40,297	80,592		$91.98	3/2/2026	20,533	$1,992,933	34,222	$3,321,587
	3/2/2017	—	120,616		$94.62	3/2/2027	19,505	$1,893,155	32,509	$3,155,324
Martin Ellen	3/3/2014	29,224	—		$51.68	3/3/2024	—	—	—	—
	3/2/2015	21,059	10,529		$79.20	3/2/2025	5,924	$574,983	9,873	$958,273
	3/2/2016	10,270	20,536		$91.98	3/2/2026	5,231	$507,721	8,720	$846,363
	3/2/2017	—	31,360		$94.62	3/2/2027	5,071	$492,191	8,452	$820,351
Rodger Collins	3/3/2014	46,551	—		$51.68	3/3/2024	—	—	—	—
	3/2/2015	19,523	9,761		$79.20	3/2/2025	5,491	$532,956	9,152	$888,293
	3/2/2016	9,739	19,476		$91.98	3/2/2026	4,962	$481,612	8,270	$802,686
	3/2/2017	—	29,148		$94.62	3/2/2027	4,713	$457,444	7,856	$762,503
James Johnston	3/3/2014	46,551	—		$51.68	3/3/2024	—	—	—	—
	3/2/2015	19,523	9,761		$79.20	3/2/2025	5,491	$532,956	9,152	$888,293
	3/2/2016	9,739	19,476		$91.98	3/2/2026	4,962	$481,612	8,270	$802,686
	3/2/2017	—	29,148		$94.62	3/2/2027	4,713	$457,444	7,856	$762,503
Phillip L. Hancock	3/4/2013	16,763	—		$43.82	3/4/2023	—	—	—	—
	3/3/2014	22,413	—		$51.68	3/3/2024	—	—	—	—
	3/2/2015	11,460	5,730		$79.20	3/2/2025	3,223	$312,824	5,373	$521,503
	3/2/2016	5,710	11,416		$91.98	3/2/2026	2,908	$282,250	4,847	$470,450
	3/2/2017	—	17,388		$94.62	3/2/2027	2,811	$272,836	4,686	$454,823
	7/7/2017	—	—		—	—	2,835	$275,165	—	—

(1)
Stock options vest over a period of three years with one-third becoming exercisable on each anniversary of the grant date.

(2)
DPSG RSUs vest on the third anniversary of the award date. Based on the achievement of certain performance measures, DPSG PSUs vest at the end of a three-year plan period.

(3)
Share amounts include outstanding DPSG RSUs and dividend equivalent units (including fractional shares) attributable to such DPSG RSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $97.06, the closing price of a share of our common stock on the NYSE on December 29, 2017.

(4)
Share amounts include outstanding DPSG PSUs and dividend equivalent units (including fractional shares) attributable to such DPSG PSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $97.06, the closing price of a share of our common stock on the NYSE on December 29, 2017.

Options Exercised and Stock Vested

        The following table sets forth information regarding stock options that were exercised by our NEOs and stock awards made to our NEOs that have vested during fiscal year 2017.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Larry Young	195,733	$8,807,678	149,840	$14,192,387
Martin Ellen	10,000	$412,825	35,648	$3,376,418
Rodger Collins	39,017	$1,976,925	33,712	$3,193,050
James Johnston	—	—	33,712	$3,193,050
Phillip L. Hancock	—	—	16,230	$1,537,237

(1)
Represents the shares vested on the vesting date. Shares were withheld from issuance to cover taxes.

Pension Benefits

        The following table sets forth information regarding pension benefits accrued by each NEO who participates in our defined benefit plans and supplemental contractual arrangements for 2017.

Pension Benefits

	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Larry Young	Personal Pension Account Plan	2.67	62,278	—
	Pension Equalization Plan	2.67	458,946	—
James Johnston	Personal Pension Account Plan	16.09	508,100	—
	Pension Equalization Plan	16.09	621,700	—

(1)
Pay and future service credits were frozen as of December 31, 2008 for our personal pension account plan (the "PPA Plan") and our pension equalization plan (the "PEP"). For further information, see "—Personal Pension Account Plan ('PPA Plan')" beginning on page 246 and "—Pension Equalization Plan ('PEP')" on page 247. Each of Mr. Young's and Mr. Johnston's years of service with us prior to the date the PPA Plan and the PEP were frozen is the same as the number of years of credited service under each of the PPA Plan and the PEP.

(2)
The actuarial present value of benefits accumulated under the respective plans is calculated in accordance with the assumptions included in Note 6 "Employee Benefit Plans," to our audited Consolidated Financial Statements, which are included in our 2017 Form 10-K. These amounts assume that each NEO retires at age 65. The discount rate used to determine the present value of accumulated benefits is 3.70%. The present values assume no pre-retirement mortality and utilize the RP2014 healthy white collar male and female tables, with generational projection using Scale MP-2017.

Personal Pension Account Plan ("PPA Plan")

        NEOs, other than Messrs. Ellen, Collins and Hancock are provided with retirement benefits under the PPA Plan, a tax-qualified defined benefit pension plan covering full-time and part-time employees with at least one year of service who were actively employed (other than employees of a predecessor company) as of December 31, 2006. The PPA Plan was closed to employees who were hired after December 31, 2006. Further, as of December 31, 2008, all future pay and service credits to the PPA Plan have been frozen. However, the PPA Plan does provide a minimum annual interest credit on individual account balances of 5%.

        Participants fully vest in their retirement benefits after three years of service or upon attaining age 65. Participants are also eligible for early retirement benefits if they separate from service on or after attaining age 55 with 10 years of service. Participants who leave the Company before they are fully vested in their retirement benefit forfeit their accrued benefit under the PPA Plan.

        The Code places limitations on compensation and pension benefits for tax-qualified defined benefit plans such as the PPA Plan. We have established a non-qualified supplemental defined benefit pension program (our Pension Equalization Plan), as discussed below, to restore some of the pension benefits limited by the Code.

Pension Equalization Plan ("PEP")

        We sponsor the PEP, an unfunded, non-tax qualified excess defined benefit plan covering key employees who were actively employed as of December 31, 2006 and whose base salary exceeded certain statutory limits imposed by the Code. As with the PPA Plan, the PEP was closed to employees who were hired after December 31, 2006 and as of December 31, 2008, all future pay and service credits to the PEP have been frozen. However, the PEP does provide a minimum annual interest credit on individual account balances of 5%.

        The purpose of the PEP is to restore to PEP participants any PPA Plan benefits that are limited by statutory restrictions imposed by the Code that are taken into consideration when determining their PPA Plan benefits. Participants fully vest in their benefits under the PEP after three years of service. Participants who voluntarily resign from service before they are vested in their benefits under the PEP forfeit their unvested accrued benefit. Participants who are terminated without "cause" or resign for "good reason" are entitled to have their unvested accrued benefits under the PEP automatically vested.

        As of December 31, 2009, NEOs (other than Messrs. Ellen, Collins and Hancock who do not participate in the PPA Plan) have vested in their accrued benefits under the PPA Plan. Since Messrs. Ellen, Collins and Hancock are not participants in the PPA Plan, they receive no benefits under the PEP.

Deferred Compensation

Savings Incentive Plan ("SIP")

        The SIP, a tax-qualified 401(k) defined contribution plan, permits participants to contribute up to 75% of their base salary in the SIP within certain statutory limitations under the Code and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed to the SIP by a participant. Employees participating in the SIP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2017, all of our NEOs participated in the SIP.

        Also as part of the SIP, we offer an enhanced defined contribution component (the "EDC") on a tax-qualified basis to the SIP plan account. The EDC provides a contribution equal to 3% of eligible compensation to individual accounts annually. EDC contributions are 100% vested after three years of service with the Company.

Supplemental Savings Plan ("SSP")

        The SSP is a nonqualified deferred compensation plan sponsored by the Company for our employees, and is a non-tax qualified defined contribution plan. The SSP is for employees who are actively enrolled in the SIP and whose deferrals under the SIP are limited by Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the Code compensation limit to the SSP, and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed by these employees. Employees participating in the SSP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2017 all of our NEOs participated in the SSP.

        Also as part of the SSP, we offer an enhanced defined contribution component (the "Non-qualified EDC") on a non-tax qualified basis to the SSP plan account. The Non-qualified EDC provides a contribution equal to 3% of eligible compensation over statutory pay limits to individual accounts annually. The Non-qualified EDC contributions are 100% vested after three years of service with the Company or prior affiliates.

        The SSP also offers our employees the opportunity to defer up to 100% of their annual bonus. Participants will make yearly elections on payout options of bonus deferrals under the plan. Vesting is immediate and the participant has multiple distribution options available during each annual enrollment period. Participants self-direct the investment of their account balances among various mutual funds.

        The SSP is unfunded with respect to the Company's obligation to pay any balances in the SSP. A participant's rights to receive any payment from the SSP shall be no greater than the rights of an unsecured general creditor of the Company.

        The following table sets forth information regarding the nonqualified deferred compensation under the SSP for each NEO in fiscal year 2017.

Non-Qualified Deferred Compensation

Name	Executive Contributions In Last Fiscal Year ($)(1)	Registrant Contributions In Last Fiscal Year ($)(2)	Aggregate Earnings In Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last Fiscal Year End ($)(4)
Larry Young	$2,392,212	$347,228	$2,003,636	—	$12,949,422
Martin Ellen	$367,566	$40,678	$186,402	—	$1,611,525
Rodger Collins	$358,996	$48,498	$565,274	—	$4,465,053
James Johnston	$419,281	$120,982	$298,327	—	$2,688,330
Phillip L. Hancock	$7,261	$22,166	$61,439	—	$323,631

(1)
Aggregate amount of contributions made by our NEOs to the SSP in fiscal year 2017.

(2)
Aggregate amount of the Company's contributions to the NEOs' accounts under the SSP in fiscal year 2017. The amounts reported in this column are included in executive compensation of the NEO reported in the Summary Compensation Table.

(3)
Aggregate amount of earnings credited to the NEOs' accounts under the SSP in fiscal year 2017. The amounts reported in this column are not included in executive compensation of the NEO reported in the Summary Compensation Table. For Mr. Collins amount reported also include earnings ($3,900) under a legacy Cadbury deferred compensation plan, frozen to new entrants and benefit accrual in 2006.

(4)
The amounts in this column that were reported as executive compensation in the Summary Compensation Table for fiscal years prior to (and not including) 2017 were as follows: $1,746,203 for Mr. Young; $159,007 for Mr. Ellen; $273,258 for Mr. Collins; and $631,822 for Mr. Johnston. Mr. Ellen and Mr. Hancock were not NEOs in certain of those prior years and the amounts reflected in this footnote do not reflect any executive compensation that would have been included in the Summary Compensation Table if they had been an NEO in those prior years in which they were not an NEO. For Mr. Collins amount reported also includes balances ($184,437 for Mr. Collins) under a legacy Cadbury defined contribution plan, frozen to new entrants and benefit accrual in 2006.

        Not included in the table above are the Non-qualified EDC Contributions funded in February, 2018, which are as follows:

Larry Young	$334,909
Martin Ellen	$32,523
Rodger Collins	$30,326
James Johnston	$111,464
Phillip L. Hancock	$16,496

Post-Termination Compensation

        This section outlines potential payments to our NEOs upon the occurrence of various termination events as of December 31, 2017. Compensation of our NEOs will be impacted by the closing of the merger. See "The Merger—Potential Payments to DPSG Named Executive Officers Upon Completion of the Merger" beginning on page 77 for discussion of the impact of the Transactions upon the compensation of our NEOs.

Severance Pay Plan For Executives

        All of our NEOs participate in the Severance Pay Plan, which benefits include:

  (1)
  Lump sum severance payment equal to the following multiples of salary and bonus target in the year of termination: Mr. Young—2.5X, Mr. Ellen—2.25X, Messrs. Collins and Johnston—2.0X, and Mr. Hancock—1.5X

  (2)
  Lump sum cash payment equal to their MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

        Under the Severance Pay Plan, all of our NEOs are entitled to outplacement services and continuation of health care benefits, at same premiums as when employed by the Company, for up to 18 months following termination.

        All of our NEOs have signed a non-compete agreement, which provides each will not, for a period of one year after termination of employment, (i) become engaged with companies that are in competition with us, including, but not limited to, a predetermined list of companies or (ii) solicit or attempt to entice away any of our employees or customers.

Omnibus Stock Incentive Plan of 2009

        The Omnibus Stock Incentive Plan of 2009, and the associated award agreements governing the terms of RSU, PSU and option awards issued under the plan, contain provisions specifying the treatment of unvested awards upon an eligible retirement event. Retirement eligibility is defined as age 65, or age 55 with 10 years of service with the Company. As of December 31, 2017 Messrs. Young, Collins, and Johnston satisfied the retirement eligibility criteria. Award agreements provide that upon a retirement, eligible participants' unvested awards will be accelerated on a pro-rata basis, determined based on the number of days employed during the vesting period. Awards granted within six months of the retirement event are forfeited.

        Per the terms of the award agreements, retirement eligible participants may also choose to provide DPSG with a "Six Month Irrevocable Notice of Retirement," in which case unvested equity awards would continue to vest per the original vesting schedule. PSUs would be paid out based on the original vesting schedule and actual performance relative to targets. Participants electing this option would not receive regular cycle equity awards during the six month notice period.

        Award agreements also provide for the following treatment upon a change-in-control and other termination events:

  •
  Upon a change-in-control, the vesting of RSUs, PSUs and options is accelerated. PSU awards are accelerated at target performance levels.

  •
  Upon an involuntary termination, or termination due to disability a pro-rata portion of unvested RSUs, PSUs and options is vested. Pro-rata portion of PSUs is vested based on actual performance through the end of the performance cycle, and made available to terminated executives at the same time as for other participants. Pro-ration of unvested RSUs, PSUs and options is based on the length of time employed during the vesting period for RSUs and options, and the performance period for PSUs.

  •
  Upon death, all unvested RSUs and options vest. Also, a pro-rated number of PSUs is vested at target level of performance.

Management Incentive Plan ("MIP")

        DPSG's MIP provides for the following treatment upon death, disability and retirement:

  •
  Upon death, MIP is paid out at target; and

  •
  Upon disability or retirement, MIP is pro-rated for length of service during the year and paid out based on actual performance through the full performance cycle.

Change in Control ("CIC")

        The Compensation Committee approved the CIC Plan in February 2009. The CIC Plan generally provides that a payment will be made to a plan participant if there is a change in control of DPSG and, within two years after the change in control, the participant's employment is terminated or the participant voluntarily terminates his employment under certain adverse circumstances, including a significant adverse change in responsibilities of his position. At the time the CIC Plan was approved, the Compensation Committee approved the inclusion of six executive officers in the CIC Plan, including three of the NEOs. When Mr. Ellen became Chief Financial Officer in 2010 he was added to the CIC Plan (and the then retiring chief financial officer was removed). The levels of payments and benefits available upon termination were set as follows:

  (a)
  Mr. Young, as Chief Executive Officer, is entitled to a payment equal to 3.0 times the sum of his base salary, plus his target annual bonus (MIP);

  (b)
  Mr. Ellen, as Chief Financial Officer, is entitled to a payment equal to 2.75 times the sum of his base salary, plus his target annual bonus (MIP);

  (c)
  Mr. Collins and Mr. Johnston would each be entitled to a payment equal to 2.5 times the sum of their respective base salary, plus their respective target annual bonus (MIP); and

  (d)
  Mr. Hancock, as a non-participant in the CIC Plan, would receive the same benefits as described in the Severance Pay Plan For Executives section above.

        CIC Plan participants whose parachute payments, as defined under IRC §280G, exceed the excise tax threshold by 10% or less, will have their benefits reduced to eliminate imposition of the tax under the terms of the CIC Plan. CIC Plan participants whose parachute payments exceed the excise tax threshold by more than 10% will receive an excise tax gross-up payment under the terms of the CIC Plan.

        In addition, plan participants also receive other benefits, including payment of their MIP at target prorated to the date of termination, benefit continuation for the number of years equal to their payment multiplier, payment of unvested and vested qualified and non-qualified pension benefits and outplacement services.

        The Compensation Committee did not include any additional officers in the CIC Plan in 2017 and will not provide excise tax gross-ups to future participants in the CIC Plan.

Tables of Potential Payments and Assumptions

        The following tables below outline the potential payments to Mr. Young, Mr. Ellen, Mr. Collins, Mr. Johnston and Mr. Hancock upon the occurrence of various termination events, including "termination without cause" or "for good reason" or "termination due to death or disability" or "retirement" or "retirement with six months' notice." Also, the table reflects potential payments related to change-in-control and subsequent qualified termination within a specified window. The following assumptions apply with respect to the tables below and any termination of employment of an NEO:

  •
  The tables include estimates of amounts that would have been paid to NEOs in the event their employment is terminated involuntarily without Disqualifying Conditions on December 31, 2017. The employment of these NEOs did not actually terminate on December 31, 2017, and as a result, the NEOs did not receive any of the amounts shown in the tables below. The actual amounts to be paid to a NEO in connection with a termination event can only be determined at the time of such termination event;

  •
  The tables assume that the price of a share of our common stock is $97.06 per share, the closing market price per share on the NYSE on December 29, 2017;

  •
  Each NEO is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the tables below;

  •
  Retirement with six months' notice scenario is not shown in the table. Under this termination event payments received would be equal to the value of the "Accelerated Equity Payments" upon a CIC related termination

Name	Compensation Element	Retirement	Death	Disability	Termination Without Cause or For Good Reason	Termination Without Cause or For Good Reason Following CIC
Larry D. Young	Severance Payments	$—	$—	$—	$7,187,500	$8,625,000
	Lump Sum 2017 MIP Payment	$1,126,598	1,725,000	1,126,598	1,126,598	1,725,000
	Medical, Dental and Vision Benefits Continuation	—	—	—	16,908	33,816
	Outplacement Services	—	—	—	43,600	43,600
	Accelerated Equity Payments:
	RSUs	3,956,011	6,217,567	3,956,011	3,956,011	6,217,567
	PSUs	3,922,531	6,433,529	3,922,531	3,922,531	10,362,805
	Stock Options	899,235	1,478,531	899,235	899,235	1,478,531

	TOTAL	$9,904,375	$15,854,627	$9,904,375	$17,152,383	$28,486,319

Name	Compensation Element	Retirement	Death	Disability	Termination Without Cause or For Good Reason	Termination Without Cause or For Good Reason Following CIC
Martin Ellen	Severance Payments	$—	$—	$—	$2,667,600	$3,260,400
	Lump Sum 2017 MIP Payment	—	561,600	366,781	366,781	561,600
	Medical, Dental and Vision Benefits Continuation	—	—	—	16,908	30,998
	Outplacement Services	—	—	—	7,250	7,250
	Accelerated Equity Payments:
	RSUs	—	1,565,481	983,261	983,261	1,565,481
	PSUs	—	1,606,125	964,671	964,671	2,609,264
	Stock Options	—	368,895	221,722	221,722	368,895

	TOTAL	$—	$4,102,101	$2,536,435	$5,228,193	$8,403,888

Name	Compensation Element	Retirement	Death	Disability	Termination Without Cause or For Good Reason	Termination Without Cause or For Good Reason Following CIC
Rodger Collins	Severance Payments	$—	$—	$—	$2,319,900	$2,899,875
	Lump Sum 2017 MIP Payment	264,610	532,950	264,610	264,610	532,950
	Medical, Dental and Vision Benefits Continuation	—	—	—	16,908	28,180
	Outplacement Services	—	—	—	7,250	7,250
	Accelerated Equity Payments:
	RSUs	$918,407	1,463,180	918,407	918,407	1,463,180
	PSUs	$894,687	1,501,475	894,687	894,687	2,438,730
	Stock Options	$206,527	344,400	206,527	206,527	344,400

	TOTAL	$2,284,231	$3,842,005	$2,284,231	$4,628,289	$7,714,565

Name	Compensation Element	Retirement	Death	Disability	Termination Without Cause or For Good Reason	Termination Without Cause or For Good Reason Following CIC
James Johnston	Severance Payments	$—	$—	$—	$2,319,900	$2,899,875
	Lump Sum 2017 MIP Payment	498,629	532,950	498,629	498,629	532,950
	Medical, Dental and Vision Benefits Continuation	—	—	—	16,908	28,180
	Outplacement Services	—	—	—	7,250	7,250
	Accelerated Equity Payments:
	RSUs	$918,407	1,463,180	918,407	918,407	1,463,180
	PSUs	$894,687	1,501,475	894,687	894,687	2,438,730
	Stock Options	$206,527	344,400	206,527	206,527	344,400

	TOTAL	$2,518,250	$3,842,005	$2,518,250	$4,862,308	$7,714,565

Name	Compensation Element	Retirement	Death	Disability	Termination Without Cause or For Good Reason	Termination Without Cause or For Good Reason Following CIC
Phillip L. Hancock	Severance Payments	$—	$—	$—	$1,312,500	$1,312,500
	Lump Sum 2017 MIP Payment	—	375,000	217,407	217,407	375,000
	Medical, Dental and Vision Benefits Continuation	—	—	—	$23,715	$23,715
	Outplacement Services	—	—	—	7,250	7,250
	Accelerated Equity Payments:
	RSU	—	1,136,184	539,967	539,967	1,136,184
	PSUs	—	883,349	526,925	526,925	1,438,041
	Stock Options	—	202,758	121,385	121,385	202,758

	TOTAL	$—	$2,597,291	$1,405,684	$2,749,149	$4,495,448

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes certain information related to our equity award plans as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Initial Column)(2)
Equity Compensation Plans approved by stockholders— Omnibus Stock Incentive Plan of 2009(1)	2,699,678	$42.08	9,145,712

Note:    DPSG has no equity compensation plans not approved by stockholders.

(1)
Net of cancellations, 5,000,994 DPSG RSUs, 1,276,336 DPSG PSUs and 4,576,958 options have been granted under the Omnibus Stock Incentive Plan of 2009. The options have a weighted average exercise price of $82.83 per share and weighted average remaining contractual term of 7.76 years. DPSG RSUs and DPSG PSUs have no exercise price, thus reducing the weighted average exercise price presented above.

(2)
Represents awards authorized for future grants under the Omnibus Stock Incentive Plan of 2009.

PROPOSAL 8—STOCKHOLDER PROPOSAL REGARDING RISKS OF OBESITY

        The following stockholder proposal requesting the Company to publicly report on company-wide efforts to address the risks related to obesity will be voted on at the annual meeting only if it is properly presented by or on behalf of the stockholder proponent.

        Trinity Health, 766 Brady Avenue, Apt 635, Bronx, NY 10462 which owns 9,749 shares of the Company's Common Stock, has notified the Company that it intends to present the following proposal and related supporting statement (which is quoted verbatim below) at the annual meeting, with Trinity Health, being joined by (a) The Premonstratensian Fathers, Inc., who owns 8,200 shares of the Company's Common Stock (2,700 shares held in the name of Norbertine Retirement Fund Trust, 3,000 shares held in the name of Augustine Stewardship Fund Trust and 2,500 shares held in the name of Norbert Abbey Seminary & Education Fund), (b) Sisters of the Order of St. Dominic Grand Rapids Charitable Trust, who owns 1,879 shares of the Company's Stock, (c) Missionary Oblates of Mary Immaculate, who owns 3,000 shares of the Company's Stock, and (d) Dana Investment Advisors on behalf of Dana Large—Cap Equity Fund, who owns 31,000 shares of Company's Stock (of which at least 28,200 shares have been continuously held for the requisite one year period).

        Consumers are becoming more discerning about what they eat and are seeking healthier options for the food and drinks they consume. Heightened regulatory and consumer attention has increased focus on the food and beverage sector's contribution to the obesity epidemic, which can have a damaging reputational and financial impact on those companies that are singled out as marketing unhealthy products to consumers, especially children. The growing demand for healthier food poses a real market opportunity for Dr Pepper Snapple Group to adopt a greater focus on healthy options in its product portfolio.

        According to the US Centers for Disease Control's National Center for Health Statistics November 2015 data brief, obesity affects over one-third of American adults over 20. The World Health Organization reports that obesity has reached epidemic proportions, with nearly 2 billion people overweight, including 41 million children.

        The US Department of Agriculture's "Dietary Guidelines for Americans 2015-2020" states that added sugars account for "more than 13 percent of calories per day in the U.S. population." Current intakes of added sugar "are particularly high among children, adolescents and young adults. The major source of added sugars in typical U.S. diets is beverages, which include soft drinks, fruit drinks, sweetened coffee and teak, energy drinks, alcoholic beverages, and flavored waters. Beverages account for almost half (47%) of all added sugars consumed by the U.S. population."

        Our company's 2016 annual report named increased government regulations proposed as a result of "concerns about the public health consequences and health care costs associated with obesity" as one of the key trends and uncertainties that could affect our company's business.

        As of October 2017, at least seven local jurisdictions in the US have adopted soda taxes as a way to raise revenue for community priorities while encouraging residents to avoid surgery drinks that contribute to diabetes, heart disease and other chronic health issues.

        As consumers increasingly opt for healthier foods, "healthy" food categories are seeing growth ahead of categories perceived to be less healthy. As the focus, and consumer demand, turns away from high-sugar, high-fat products to higher-quality food and beverages, companies will have to adapt and evolve.

        Our company's two main competitors, Coca-Cola Co. and Pepsico, have adopted policies and made commitments to address public health concerns around obesity. While Dr. Pepper Snapple Group participates in the American Beverage Association's pilot program, Balance Calories Initiatives, our company has not published its commitments and strategies to address obesity.

        Companies that are applying strong nutrition policies globally are in a better position to reduce the risk of increasing regulation and to take full advantage of changing consumer trends towards healthier living.

        RESOLVED: Shareowners of Dr. Pepper Snapple Group request that the board of directors issue a report, at reasonable cost and omitting proprietary information, on company-wide efforts to address the risks related to obesity. The report should include aggressive quantitative metrics around reduction of added sugars in its products and development of healthier product offerings.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

        DPSG takes a collaborative, multi-stakeholder approach to consumer health and wellness, whether it is through product innovation, responsible marketing, nutritional awareness or policy and educational partnerships with industry organizations.

        In 2010, DPSG set a goal to keep at least 50 percent of the innovation projects in our pipeline focused on reducing calories, offering smaller sizes and improving nutrition. We have achieved this goal each year since 2012, as we seek new and better ways to address the consumer need for options to help them find balance in what they eat, drink and do. In 2016, approximately 47 percent of our product and packaging innovations that were launched to consumers had a health and wellness component.

        DPSG has joined others in the beverage industry in a first-of-its-kind effort to address obesity nationwide. The Balance Calories Initiative (BCI) is a national, multi-year effort by America's leading beverage companies and the Alliance for a Healthier Generation to help fight obesity by reducing beverage calories consumed per person nationally by 20 percent by 2025. Working with respected leaders and partners, we are working to build awareness and engagement around calorie balance and no- and low-calorie beverage options. Together, we are providing consumers a range of beverage options, calorie information to help them make the choices that are right for them and encouragement to balance the calories they consume, from all sources, with physical activity. This is the single largest voluntary effort by any industry to tackle obesity.

        BCI follows years of industry collaboration that have included voluntary initiatives such as removing 90 percent of beverage calories from schools, instituting front-of-pack calorie labeling, displaying calorie counts on vending machines and more. Like our peers, we have a marketing policy that states that we do not market our beverage brands in print, broadcast or online media where more than 35 percent of the primary audience is children under 12, except for Mott's products, which provide fruit servings as part of a balanced diet.

        These efforts are complemented by our philanthropic work centered on fit and active lifestyles, with our Let's Play initiative having provided more than 11 million children the opportunity to play and be more active. DPSG has committed almost $40 million through 2019 to these efforts, which include partnering with third-party organizations to do everything from building playgrounds to donating sports equipment.

        DPSG has consistently reported on these and other metrics related to corporate social responsibility in our self-published sustainability reports available on www.drpeppersnapplegroup.com, and consumers can find calorie and ingredient information for our portfolio on www.DPSGProductFacts.com. Annual reports on the progress of BCI are published on the Alliance for a Healthier Generation's website, featuring specific data from our measured markets as well as company-specific highlights.

        FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL NUMBER 8.

 POLITICAL CONTRIBUTIONS

        Our Corporate Governance and Nominating Committee has oversight responsibility for our political activities, including our Political Action Committee. Our political contributions policy sets forth basic principles that, together with our Code of Conduct, guide our approach to corporate political contributions. We disclose on our website our approach for political contributions and a summary of direct corporate contributions and those of our Political Action Committee, including contributions to industry associations and federal, state and local parties and candidates. This disclosure is available on our website at www.drpeppersnapplegroup.com under Our Company—Downloads (at bottom of page)—Public Policy (at bottom of downloads)—Public Policy link.

RELATED PERSON TRANSACTIONS

        DPSG has adopted a Related Person Transactions Policy which governs any transaction or proposed transaction involving any of our directors, nominees for director, or executive officers (or any immediate family members of the foregoing) and in which DPSG was or is to be a participant and in which the amount involved exceeds $120,000. Under this Related Person Transactions Policy, the related person is to notify the General Counsel of the details of the transaction and the Board will review those transactions involving a director or director nominee and the Audit Committee will review those transactions involving executive officers. The Board or Audit Committee, as applicable, will approve only those transactions that are in, or are not inconsistent with, the best interests of DPSG and its stockholders, as the Board or Audit Committee, as applicable, determines in good faith. There were no related party transactions considered by the Board or Audit Committee in 2017. In addition, our Code of Conduct governs the actions of our directors and employees, including conflicts of interest. See "Corporate Governance—Corporate Governance Guidelines—Code of Conduct" on page 200.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS

        If you have consented to the delivery of only one 2017 Form 10-K or set of proxy materials, as applicable, to multiple DPSG stockholders who share your address, then only one 2017 Form 10-K or set of proxy materials, as applicable, will be delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly, upon oral or written request, a separate copy of the 2017 Form 10-K or set of proxy materials, as applicable, to any stockholder at your address. If, now or in the future, you wish to receive a separate copy of the 2017 Form 10-K or set of proxy materials, as applicable, you may call us at (972) 673-7000 (please ask for Investor Relations) or write to us at Dr Pepper Snapple Group, Inc., Attn: Investor Relations, 5301 Legacy Drive, Plano, Texas 75024. Stockholders sharing an address who now receive multiple copies of the 2017 Form 10-K or set of proxy materials, as applicable, may request delivery of a single copy by calling us at the above number or writing to us at the above address.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

        Pursuant to Rule 14a-8 under the Exchange Act, any proposal that any of our stockholders wish to have included in the proxy statement in connection with our 2019 Annual Meeting must be submitted to us no later than January 29, 2019.

        In accordance with Article II, Section 6(c) or 7(b) of our Amended and Restated By-Laws, as applicable, stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2018 but not submitted for inclusion in the proxy statement for our 2019 Annual Meeting pursuant to Rule 14a-8, must be received by us no earlier than March 1, 2019 and no later than March 31, 2019, unless we change the date of our 2019 Annual Meeting more than 30 days before or more than 60 days after June 29, 2019, in which case stockholder proposals must be received by us not later than the close of business on the 10th day following the day on which we first make a public announcement of the date of such meeting or 90 days prior to the date of our 2019 Annual Meeting, whichever first occurs. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. All stockholder proposals must include the specified information described in our bylaws and follow the procedures outlined in Rule 14a-8 under the Exchange Act.

 LEGAL MATTERS

        Morgan, Lewis & Bockius, LLP has acted as our counsel. Skadden, Arps, Slate, Meagher & Flom LLP, New York, has acted as counsel for Maple. McDermott Will & Emery LLP has acted as tax counsel to Maple.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements of Dr Pepper Snapple Group, Inc. as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, incorporated by reference in this proxy statement and the effectiveness of internal control over financial reporting as of December 31, 2017, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports incorporated by reference herein.

        The consolidated financial statements of Maple Parent Holdings Corp. formerly known as Keurig Green Mountain, Inc. and its subsidiaries (Predecessor) for the period from September 28, 2014 through September 26, 2015, included in this proxy statement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein.

INDEPENDENT AUDITORS

        The consolidated financial statements of Maple Parent Holdings Corp. and its subsidiaries, as of September 30, 2017 (Successor) and September 24, 2016 (Successor), and for the period September 25, 2016 to September 30, 2017 (Successor), the period December 4, 2015 to September 24, 2016 (Successor), and the period September 27, 2015 to March 2, 2016 (Predecessor), included in this proxy statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

WHERE YOU CAN FIND MORE INFORMATION

        DPSG files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any documents DPSG files at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings of DPSG are also are available to the public at the SEC website at www.sec.gov. In addition, you may obtain free copies of the documents DPSG files with the SEC by going to DPSG's Internet website at www.drpeppersnapplegroup.com under the "Investors" heading and then under the "SEC Filings and Proxy Statements" link. The Internet website address of DPSG is provided as an inactive textual reference only. The information provided on the Internet website of DPSG, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement and, therefore, is not incorporated herein by reference.

        Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement, regarding the contents of any contract or other document are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows DPSG to "incorporate by reference" into this proxy statement documents DPSG files with the SEC. This means that DPSG can disclose important information to you by referring you to those documents. This document incorporates by reference documents that DPSG has previously filed with the SEC and documents that DPSG may file with the SEC after the date of this document and prior to the date of the DPSG annual meeting. These documents contain important information about DPSG and its financial condition. The information incorporated by reference into this proxy statement is considered to be a part of this proxy statement, and later information that Maple and DPSG file with the SEC may update and supersede that information. DPSG incorporates by reference the documents listed below and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date of the annual meeting:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 14, 2018, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on March 20, 2018; and

  •
  Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed with the SEC on April 25, 2018.

  •
  Current Reports on Form 8-K filed with the SEC on January 31, 2018, February 8, 2018, February 21, 2018 and March 20, 2018 (other than as indicated therein).

        Any person may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement or other information concerning DPSG, without charge, by written or telephonic request directed to DPSG, Attention: Office of the Corporate Secretary, 5301 Legacy Drive, Plano, Texas 75024, Telephone (972) 673-7000; or Alliance Advisors LLC, DPSG's proxy solicitor, by calling toll-free at (833) 501-4816 or, for banks, brokerage firms and other nominees, collect at (973) 873-7700; or from the SEC through the SEC website at the address provided above.

        Notwithstanding the foregoing, information furnished by DPSG on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed "filed" for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement.

        Neither Maple nor Keurig currently files reports with the SEC.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES OF DPSG COMMON STOCK AT THE ANNUAL MEETING. DPSG HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 29, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

James L. Baldwin Corporate Secretary
May 29, 2018

Index to Financial Statements

Page
Independent Auditors' Report	F-2
Report of the Independent Registered Public Accounting Firm	F-4
Consolidated Successor Balance Sheets as of March 31, 2018, September 30, 2017 and September 24, 2016	F-5

Consolidated Statements of Operations for the Predecessor periods ending March 2, 2016 and September 26, 2015 and Successor periods ending September 30, 2017 and September 24, 2016, and interim periods (unaudited) ending March 31, 2018 and March 25, 2017

F-6

Consolidated Statements of Comprehensive Income for the Predecessor periods ending March 2, 2016 and September 26, 2015 and Successor periods ending March 31, 2018 (unaudited), September 30, 2017 and September 24, 2016

F-7

Consolidated Statements of Changes in Stockholders' Equity for the Predecessor periods ending March 2, 2016 and September 26, 2015 and Successor periods ending March 31, 2018 (unaudited), September 30, 2017 and September 24, 2016

F-8

Consolidated Statements of Cash Flows for the Predecessor periods ending March 2, 2016 and September 26, 2015 and Successor periods ending September 30, 2017 and September 24, 2016, and interim periods (unaudited) ending March 31, 2018 and March 25, 2017

F-10
Notes to Consolidated Financial Statements	F-11

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Maple Parent Holdings Corp.
Waterbury, VT.

        We have audited the accompanying consolidated financial statements of Maple Parent Holdings Corp. and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of September 30, 2017 (Successor) and September 24, 2016 (Successor), and the related consolidated statements of operations, comprehensive income, changes in stockholders' equity, and cash flows for the period September 25, 2016 to September 30, 2017 (Successor), the period December 4, 2015 to September 24, 2016 (Successor), and the period September 27, 2015 to March 2, 2016 (Predecessor), and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

        Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

        Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Maple Parent Holding Corp. and its subsidiaries as of September 30, 2017 (Successor) and September 24, 2016 (Successor), and the results of their operations and their cash flows for the period September 25, 2016 to September 30, 2017 (Successor), the period December 4, 2015 to September 24, 2016 (Successor), and the period September 27, 2015 to March 2, 2016 (Predecessor), in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

        As discussed in Note 1 to the consolidated financial statements, on March 3, 2016, the Company acquired Keurig Green Mountain, Inc. and its subsidiaries (Keurig). As the operations of Keurig succeeded to substantially all of the operations of the Company, Keurig is presented as the predecessor entity for purposes of these consolidated financial statements.

/s/ Deloitte & Touche LLP

March 7, 2018
Boston, MA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Maple Parent Holdings Corp.

        In our opinion, the consolidated statements of operations, comprehensive income, changes in stockholders equity and cash flows for the period from September 28, 2014 to September 26, 2015 present fairly, in all material respects, the results of operations and cash flows of Maple Parent Holdings Corp. (formerly known as Keurig Green Mountain, Inc.) and its subsidiaries (Predecessor) for the period from September 28, 2014 to September 26, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
November 18, 2015

Maple Parent Holdings Corp.

Consolidated Balance Sheets

(Dollars in thousands)

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$121,561	$348,607	$437,913
Receivables, less uncollectible accounts and return allowances of $27,386, $29,977, and $39,251, respectively	370,265	447,433	457,768
Inventories	389,448	473,677	579,032
Income taxes receivable	48,048	76,558	51,630
Other current assets	61,258	43,034	34,564

Total current assets	990,580	1,389,309	1,560,907
Fixed assets, net	769,641	799,667	960,927
Intangibles, net	3,808,024	3,861,944	4,048,139
Goodwill	9,788,301	9,828,589	10,012,196
Deferred income taxes, net	28,071	27,199	118
Long-term restricted cash	275	271	271
Investments in unconsolidated Subsidiaries	92,980	101,284	—
Other long-term assets	141,932	97,360	26,915

Total assets	$15,619,804	$16,105,623	$16,609,473

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$219,065	$219,076	$186,247
Current portion of capital lease and financing obligations	5,988	6,159	3,210
Accounts payable	1,628,310	1,433,797	513,596
Accrued expenses	179,150	231,139	284,615
Income tax payable	2,241	14,598	5,422
Deferred revenue	3,032	2,715	3,107
Other current liabilities	3,731	6,410	12,170

Total current liabilities	2,041,517	1,913,894	1,008,367
Long-term debt, less current portion	2,869,084	3,659,957	5,506,911
Long-term debt, related party	1,815,000	1,815,000	1,815,000
Capital lease and financing obligations, less current portion	95,592	98,519	111,284
Deferred income taxes, net	1,017,192	1,515,093	1,517,291
Other long-term liabilities	55,206	56,487	74,782
Employee redeemable non-controlling interest and mezzanine equity awards	288,018	218,792	66,002
Stockholders' equity:
Class A Common Stock	62	62	62
Class B Common Stock	20	20	20
Additional paid-in capital	6,384,918	6,384,918	6,384,918
Retained earnings	978,160	336,798	99,334
Accumulated other comprehensive income	75,035	106,083	25,502

Total stockholders' equity	$7,438,195	$6,827,881	$6,509,836

Total liabilities and stockholders' equity	$15,619,804	$16,105,623	$16,609,473

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Consolidated Statements of Operations

(Dollars in thousands)

	Successor				Predecessor
	October 1, 2017 to March 31, 2018 (Unaudited)	September 25, 2016 to March 25, 2017 (Unaudited)	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015
Net sales	$2,118,691	$2,181,831	$4,269,254	$2,293,203	$2,025,389	$4,520,031
Cost of sales	1,131,388	1,153,225	2,238,790	1,219,710	1,354,218	2,912,507

Gross profit	987,303	1,028,606	2,030,464	1,073,493	671,171	1,607,524
Selling, general and administrative expenses	402,255	404,888	836,174	439,288	334,422	826,850
Transportation and warehouse costs	121,822	136,784	249,600	134,519	—	—
Transaction costs	36,183	—	—	102,412	187,242	—
Restructuring expenses	12,680	2,322	45,200	3,907	3,000	15,250

Operating income	414,363	484,612	899,490	393,367	146,507	765,424
Other income (loss), net	(11,935)	1,575	(904)	2,176	2,291	1,123
Gain (loss) on financial instruments, net	47,268	39,134	13,677	(14,355)	1,473	8,077
Gain (loss) on foreign currency, net	(17,935)	43,254	32,495	4,881	(2,326)	(22,166)
Loss on extinguishment of debt	(6,557)	(83,166)	(85,348)	(4,555)	(6,393)	—
Interest expense—related party	(49,776)	(49,776)	(99,825)	(59,622)	—	—
Interest expense	(53,023)	(120,474)	(192,497)	(157,728)	(2,855)	(1,882)

Income before income taxes	322,405	315,159	567,088	164,164	138,697	750,576
Income tax benefit (expense)	385,644	(110,406)	(184,426)	(54,697)	(38,665)	(251,948)

Net Income	$708,049	$204,753	$382,662	$109,467	$100,032	$498,628

Net income attributable to noncontrolling interests	$8,067	$2,806	$4,958	$—	$—	$353

Net income attributable to Maple Parent Holdings Corp.	$699,982	$201,947	$377,704	$109,467	$100,032	$498,275

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Consolidated Statements of Comprehensive Income

(Dollars in thousands)

	Successor				Predecessor
					September 27, 2015 to March 2, 2016			September 28, 2014 to September 26, 2015

	October 1, 2017 to March 31, 2018	September 25, 2016 to March 25, 2017	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016
					Pre-tax	Tax (expense) benefit	After-tax	Pre-tax	Tax (expense) benefit	After-tax
	(Unaudited)	(Unaudited)
Net income	$708,049	$204,753	$382,662	$109,467	—	—	$100,032	—	—	$498,628
Other comprehensive income (loss):
Cash flow hedges:
Unrealized gains (losses) arising during the period	—	—	—	—	599	(160)	439	1,135	(342)	793
Gains (losses) reclassified to net income	—	—	—	—	(861)	304	(557)	(14,894)	5,994	(8,900)
Foreign currency translation adjustments	(31,390)	(21,568)	81,747	25,502	(9,212)	—	(9,212)	(137,469)	—	(137,469)

Other comprehensive income (loss)	(31,390)	(21,568)	81,747	25,502	(9,474)	144	(9,330)	(151,228)	5,652	(145,576)

Total comprehensive income	$676,659	$183,185	$464,409	$134,969			$90,702			$353,052
Comprehensive (income) loss attributable to noncontrolling interest	(8,067)	(2,806)	(4,958)	—	—	—	—	—	—	(13)
Foreign currency translation adjustments attributable to noncontrolling interest	342	42	(1,166)	—	—	—	—	—	—	—

Comprehensive income attributable to Maple Parent Holdings Corp.	$668,934	$180,421	$458,285	$134,969	—	—	$90,702	—	—	$353,039

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Consolidated Statements of Changes in Stockholders' Equity

(Dollars in thousands, except for shares)

Successor

	Class A		Class B
	Common Stock		Common Stock				Accumulated other comprehensive income (loss)
					Additional paid-in capital	Retained earnings		Stockholders' Equity
	Shares	Amount	Shares	Amount
Balance at December 4, 2015	1,000	$—	—	$—	$—	$—	$—	$—
Proceeds from issuance of common stock	6,212,120	62	1,987,880	20	6,384,918	—	—	6,385,000
Adjustment of non-controlling interests to fair value	—	—	—	—	—	—	—	—
Dividends paid	—	—	—	—	—	(10,133)		(10,133)
Net income	—	—	—	—	—	109,467	—	109,467
Change in other comprehensive income	—	—	—	—	—	—	25,502	25,502

Balance at September 24, 2016	6,213,120	$62	1,987,880	$20	$6,384,918	$99,334	$25,502	$6,509,836

Adjustment of non-controlling interests to fair value	—	—	—	—	—	(86,382)		(86,382)
Dividends paid	—	—	—	—		(53,858)		(53,858)
Net income attributable to Maple Parent Holdings Corp.	—	—	—	—	—	377,704	—	377,704
Change in other comprehensive income	—	—	—	—	—	—	80,581	80,581

Balance at September 30, 2017	6,213,120	$62	1,987,880	$20	$6,384,918	$336,798	$106,083	$6,827,881

Adjustment of non-controlling interests to fair value (Unaudited)	—	—	—	—	—	(36,702)		(36,702)
Dividends paid (Unaudited)	—	—	—	—	—	(21,918)		(21,918)
Net income attributable to Maple Parent Holdings Corp. (Unaudited)	—	—	—	—	—	699,982		699,982
Change in other comprehensive income (Unaudited)	—	—	—	—	—	—	(31,048)	(31,048)

Balance at March 31, 2018 (Unaudited)	6,213,120	$62	1,987,880	$20	$6,384,918	$978,160	$75,035	$7,438,195

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Consolidated Statements of Changes in Stockholders' Equity (Continued)

(Dollars in thousands, except for shares)

Predecessor

					Accumulated other comprehensive income (loss)
	Common Stock
			Additional paid-in capital	Retained earnings		Stockholders' Equity
	Shares	Amount
Balance at September 27, 2014	162,318,246	$16,232	$1,808,881	$1,687,619	$(54,051)	$3,458,681
Options exercised	1,520,757	152	16,406	—	—	16,558
Issuance of common stock under employee stock purchase plan	183,546	18	12,696	—	—	12,714
Restricted stock awards and units	215,662	22	(22)	—	—	—
Repurchase of common stock	(11,028,955)	(1,103)	(1,032,218)	—	—	(1,033,321)
Stock compensation expense	—	—	31,934	—	—	31,934
Tax benefit from equity-based compensation plans	—	—	40,846	—	—	40,846
Deferred compensation expense	—	—	537	—	—	537
Adjustment of redeemable noncontrolling interests to redemption value	—	—	—	7,560	—	7,560
Cash dividends declared	—	—	—	(179,175)	—	(179,175)
Other comprehensive loss, net of tax	—	—	—	—	(145,251)	(145,251)
Net income	—	—	—	498,275	—	498,275

Balance at September 26, 2015	153,209,256	$15,321	$879,060	$2,014,279	$(199,302)	$2,709,358
Options exercised	505,339	50	11,823	—	—	11,873
Issuance of restricted stock awards and units	188,468	19	(19)	—	—	—
Stock based compensation	—	—	14,980	—	—	14,980
Reclassification of stock compensation to liability	—	—	(38,814)	—	—	(38,814)
Issuance of common stock under employee stock purchase plan	106,322	10	4,800	—	—	4,810
Excess tax benefits share-based compensation—windfall	—	—	4,772	—	—	4,772
Dividends paid	—	—	—	(48,551)	—	(48,551)
Other comprehensive loss, net of tax	—	—	—	—	(9,330)	(9,330)
Net income	—	—	—	100,032	—	100,032
Repurchase of common stock	(4,364,186)	(436)	(234,598)	—	—	(235,034)

Balance at March 2, 2016	149,645,199	$14,964	$642,004	$2,065,760	$(208,632)	$2,514,096

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Consolidated Statements of Cash Flows

(Dollars in thousands)

	Successor				Predecessor
	October 1, 2017 to March 31, 2018 (Unaudited)	September 25, 2016 to March 25, 2017 (Unaudited)	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015
Cash flows from operating activities:
Net income	$708,049	$204,753	$382,662	$109,467	$100,032	$498,628
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of fixed assets	64,892	68,716	142,341	69,715	102,521	217,515
Amortization of intangibles	59,057	48,355	96,257	55,015	21,276	48,148
Amortization of deferred financing fees	7,128	9,701	17,733	12,539	594	4,606
Deferred income taxes	(498,010)	30	15,675	(23,817)	(5,733)	(8,591)
Deferred compensation and stock compensation	25,794	31,872	57,577	5,658	140,605	32,471
Excess tax benefits from equity-based compensation plans	—	—	—	—	(4,772)	(40,843)
Provision for doubtful accounts	3,690	33	261	1,535	752	5,452
Loss on extinguishment of debt	6,557	83,166	85,348	4,555	6,393	—
Unrealized (gain) loss on foreign currency	12,327	(44,022)	(41,230)	(5,789)	(16,235)	(2,862)
Asset impairment and non-cash restructuring	10,528	—	15,732	—	8,393	16,256
Provision for sales returns	30,461	37,316	65,463	46,497	54,624	114,392
Unrealized (gain) loss on derivatives	(48,026)	(38,830)	3,937	14,355	(1,473)	(20,959)
Acquisition costs			—	—	59,088	—
Other non-cash	15,962	13	10,958	5,551	41	10,563
Changes in assets and liabilities, net of acquisitions
Receivables	42,115	33,318	(54,084)	(83,900)	40,613	(24,303)
Inventories	82,199	163,763	108,445	(43,151)	175,380	128,423
Income tax payable/receivable, net	16,215	18,913	(15,936)	(31,558)	40,767	(64,337)
Other current assets	(18,868)	(1,935)	(9,258)	21,117	42,785	(23,573)
Other long-term assets, net	6,831	1,508	(96)	(14,193)	808	2,369
Accounts payable and accrued expenses	125,485	243,810	871,080	186,594	76,844	(155,922)
Payment of acquisition related costs	—	—	(10,144)	(59,088)	—	—
Other current liabilities	330	3,019	(6,137)	(8,552)	445	(1,191)
Other long-term liabilities	(1,228)	(986)	11,835	17,033	(13,168)	18,620

Net cash provided by operating activities	651,488	862,513	1,748,419	279,583	830,580	754,862
Cash flows from investing activities:
Capital expenditures for fixed assets	(30,422)	(36,859)	(66,044)	(32,657)	(78,648)	(411,099)
Maturity of short-term investment	—	—	—	—	—	100,000
Acquisition, net of cash	—	—	—	(13,716,813)	—	(180,698)
Formation of JV	—	250,000	250,000	—	—	765
Other investing activities	(13,406)	(6,480)	(4,345)	(22,128)	4,479	(7,399)

Net cash (used)/provided by investing activities	(43,828)	206,661	179,611	(13,771,598)	(74,169)	(498,431)
Cash flows from financing activities:
Net change in revolving line of credit	(100,000)	450,000	100,000	—	(330,000)	330,000
Proceeds from issuance of related party note	—	—	—	1,815,000	—	—
Proceeds from issuance of common stock	—	—	—	6,385,000	—	—
Proceeds from issuance of common stock under compensation plans	—	—	—	—	16,685	29,272
Repurchase of shares	—	—	—	—	(235,035)	(1,033,321)
Excess tax benefits from equity-based compensation plans	—	—	—	—	4,772	40,843
Proceeds from (cash distributions to) redeemable NCI shareholders	—	5,394	4,642	60,344	(4,411)	—
Proceeds from borrowings of long-term debt	—	1,200,000	1,200,000	5,946,679	—	—
Deferred financing fees	—	(5,213)	(5,213)	(122,235)	—	(4,123)
Cross currency swap	—	(69,215)	(86,828)	12,700	—	—
Payments on capital lease and financing obligations	(7,238)	(7,532)	(14,663)	(1,468)	(36,945)	(2,823)
Repayment of long-term debt	(704,554)	(2,878,647)	(3,168,158)	(146,764)	—	(158,730)
Dividends paid	(22,560)	(17,501)	(55,303)	(10,133)	(92,599)	(175,707)
Other financing	—	—	—	(2,227)	35,334	2,710

Net cash (used)/provided by financing activities	(834,352)	(1,322,714)	(2,025,523)	13,936,896	(642,199)	(971,879)
Effect of exchange rate changes on cash and cash equivalents	(350)	(3,616)	8,187	(6,697)	16,578	13,568
Net (decrease)/increase in cash and cash equivalents	(227,042)	(257,156)	(89,306)	438,184	130,790	(701,880)
Cash, cash equivalents, and restricted cash at beginning of period	$348,878	$438,184	438,184	—	59,334	761,214

Cash, cash equivalents, and restricted cash at end of period	$121,836	$181,028	$348,878	$438,184	$190,124	$59,334

Supplemental disclosures of cash flow information:
Cash paid for interest (net of amounts capitalized)	$48,407	$109,493	$166,921	$155,959	$4,582	$(2,785)
Cash paid for related party interest	$49,776	$49,776	$124,986	$34,460	$—	$—
Cash paid for income taxes	$92,680	$90,548	$158,520	$92,489	$17,444	$320,239
Dividends declared not paid at the end of each period	$—	$—	$—	$—		$44,048
Fixed asset purchases included in accounts payable and not disbursed at the end of the period	$21,785	$9,367	$6,106	$18,139	$11,984	$32,122
Noncash financing and investing activity:
Fixed assets acquired under capital lease and financing obligations	$—	$—	$—	$—		$375

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements

1. Nature of Business and Organization

        Maple Parent Holdings Corp. ("Maple"), through its wholly owned subsidiary Keurig Green Mountain, Inc. ("Keurig" and together with Maple in these Notes to Consolidated Financial Statements, the "Maple Company") is a leader in the brewing system and specialty coffee businesses in the United States and Canada.

        On December 4, 2015, JAB Holding Company S.a.r.l ("JAB") formed an indirect wholly-owned subsidiary, Maple Holdings Acquisition Corp. ("Maple acquisition merger sub"). On February 19, 2016, Maple was formed by JAB and capitalized with a contribution of $6,385 million of cash from JAB. On March 3, 2016, Maple, through Maple acquisition merger sub, acquired Keurig and its subsidiaries for $13.9 billion (the "Keurig Acquisitions") (see Note 3, Acquisition). In contemplation of the acquisition, JAB had agreed with Mondelez International, Inc. ("Mondelez") that it would acquire a 24.24% interest in Maple, which was consummated March 7, 2016. The March 7, 2016 transaction occurred between JAB and Mondelez. The Keurig Acquisition closed March 3, 2016.

        As the operations of Keurig succeeded to substantially all of the operations of Maple, Keurig is presented as the predecessor entity for purposes of these consolidated financial statements. Subsequent to the Keurig Acquisition, the consolidated statements of operations include amortization expense relating to the fair value adjustments and depreciation expense based on the fair value of Keurig's property, plant and equipment that had previously been carried at historical cost less accumulated depreciation. Therefore, financial information prior to the acquisition is not comparable to the financial information subsequent to the acquisition. As a result, the financial statements and certain note presentations are separated into two distinct periods, the periods of Keurig before the consummation of the Keurig Acquisition (labeled "Predecessor") and the periods of Maple Company subsequent to and including the acquisition (labeled "Successor"), to indicate the application of the different basis of accounting between the periods presented. The predecessor period began on September 27, 2014 and concluded on March 2, 2016. The successor period began on December 4, 2015, the incorporation date of Maple acquisition merger sub and includes Keurig as of and from the acquisition date of March 3, 2016. Between December 4, 2015 and March 3, 2016, Maple Parent Holdings incurred transaction costs associated with the acquisition of Keurig of approximately $54.3 million, net of tax. Operations did not commence until the acquisition of Keurig on March 3, 2016.

        Maple Company distributes its products through two channels: at-home ("AH") and away-from-home ("AFH"). The Company sells brewers, accessories, and sources, produces and sells coffee, hot cocoa, teas and other beverages in K-Cup®, Vue®, Rivo®, K-Carafe™, and K-Mug™ pods ("pods") and coffee in more traditional packaging including bags and fractional packages under a variety of brands to retailers including supermarkets, department stores, mass merchandisers, club stores, and convenience stores; to restaurants, hospitality accounts, office coffee distributors, and partner brand owners; and to consumers through its website. A large part of the Maple Company's distribution to major retailers is processed by fulfillment entities which receive and fulfill sales orders and invoice certain retailers primarily in the AH channel. Maple Company also earns royalty income from pods sold by two third-party licensed roasters.

        Maple's fiscal year ends on the last Saturday in September. The successor fiscal year 2017 consists of fifty-three weeks and ended on September 30, 2017. Fiscal year 2016 represents the successor and predecessor periods December 4, 2015 to September 24, 2016 and September 27, 2015 to March 2, 2016, respectively. The predecessor fiscal year 2015 consists of fifty-two weeks and ended September 26, 2015.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

1. Nature of Business and Organization (Continued)

        These consolidated financial statements and related disclosures also contain unaudited interim consolidated financial statements and related disclosures as of March 31, 2018 and for the 26 weeks ended March 31, 2018 and March 25, 2017, respectively. These unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information. Accordingly, they do not include all of the information and disclosures required by U.S. GAAP for complete consolidated financial statements. The unaudited interim consolidated financial information have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, reflect all adjustments of a normal recurring nature considered necessary to present fairly the Company's financial position and results of its operations and its cash flows. The results of operations for the interim periods presented are not necessarily indicative of the results that may be expected for the respective full fiscal years.

2. Significant Accounting Policies

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Maple to make estimates and assumptions that affect amounts reported in the accompanying consolidated financial statements. Significant estimates and assumptions by management affect Maple's inventory, deferred tax assets and liabilities, allowance for sales returns, warranty reserves, accrued restructuring and other certain accrued expenses, goodwill, intangible and long-lived assets and stock-based compensation.

        Although Maple regularly assesses these estimates, actual results could differ from these estimates. Changes in estimates are recorded in the period they become known. Maple bases its estimates on historical experience and various other assumptions that it believes to be reasonable under the circumstances.

Principles of Consolidation

        The consolidated financial statements include the accounts of Maple and all of the entities in which Maple has a controlling financial interest. All intercompany transactions and accounts are eliminated in consolidation. Certain employees hold shares in Maple Parent Corp., a wholly owned subsidiary of Maple, through Maple's Executive Ownership Plan. Based on the terms of the Executive Ownership Plan agreements, including the right of holders to put vested shares of Maple Parent Corp. back to Maple during certain periods, the non-controlling interest related to shares held by employees is presented within the "mezzanine" section on the consolidated balance sheets.

Business Combinations

        Maple uses the acquisition method of accounting for business combinations and recognizes assets acquired and liabilities assumed measured at their fair values on the date acquired. Goodwill represents the excess of the purchase price over the fair value of the net assets. The fair values of the assets and liabilities acquired are determined based upon Maple's valuation. The valuation involves making significant estimates and assumptions, which are based on detailed financial models, including the projection of future cash flows, the weighted average cost of capital and any cost savings that are expected to be derived in the future.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

Cash and Cash Equivalents

        Maple considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents include money market funds, which are carried at cost, plus dividends, which approximates fair value. Maple does not believe that it is subject to any unusual credit or market risk.

Restricted Cash and Cash Equivalents

        Restricted cash and cash equivalents represents cash that is not available for use in Maple's operations. Restrictions primarily relate to amounts held in escrow for medical claims, and rental deposits on buildings. As of March 31, 2018, September 30, 2017 and September 24, 2016, Maple had restricted cash and cash equivalents of $1.4 million, $0.6 million and $1.4 million, respectively.

Equity Investments

        Equity investments are accounted for using the equity method of accounting if the investment gives Maple the ability to exercise significant influence, but not control, over an investee.

        Maple evaluates the equity method investments for impairment annually and when facts and circumstances indicate that the carrying value of such investments may not be recoverable. Maple reviews several factors to determine whether the loss is other than temporary, such as the financial condition and near-term prospects of the investee, and whether the Company has the intent to sell or will more likely than not be required to sell before the investment's anticipated recovery. If a decline in fair value is determined to be other than temporary, an impairment charge is recorded in net earnings.

Allowance for Doubtful Accounts

        A provision for doubtful accounts is provided based on a combination of historical experience, specific identification and customer credit risk where there are indications that a specific customer may be experiencing financial difficulties.

Inventories

        Inventories consist primarily of green and roasted coffee, including coffee in pods and purchased finished goods such as brewing systems and packaging materials. Inventories are stated at the lower of cost or market. Cost is being measured using standard cost method which approximates FIFO (first-in, first-out). Maple regularly reviews whether the net realizable value of its inventory is lower than its carrying value. If the valuation shows that the net realizable value is lower than the carrying value, Maple takes a charge to cost of sales and directly reduces the carrying value of the inventory.

        Maple estimates any required write downs for inventory obsolescence by examining its inventories on a quarterly basis to determine if there are indicators that the carrying values exceed net realizable value. Indicators that could result in additional inventory write downs include age of inventory, damaged inventory, slow moving products and products at the end of their life cycles. While management believes that inventory is appropriately stated at the lower of cost or market, significant judgment is involved in determining the net realizable value of inventory.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

Financial Instruments

        Maple enters into various types of financial instruments in the normal course of business. Fair values are estimated based on assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates reflecting varying degrees of perceived risk. Cash, cash equivalents, accounts receivable, accounts payable and accrued expenses are reported at carrying value and approximate fair value due to the short maturity of these instruments. Long-term debt is also reported at carrying value, which approximates fair value due to the fact that the interest rate on the debt is based on variable interest rates that approximate current market rates.

        The fair values of derivative financial instruments have been determined using market information and valuation methodologies. Changes in assumptions or estimates could affect the determination of fair value; however, management does not believe any such changes would have a material impact on the Company's financial condition, results of operations or cash flows. The fair values of derivative financial instruments are disclosed in Note 12, Fair Value Measurements, in the consolidated financial statements.

Derivative Instruments

        Maple enters into over-the-counter and other derivative contracts based on coffee futures ("coffee futures") to hedge against price increases in price-to-be-coffee purchase commitments and anticipated coffee purchases. Coffee purchases are generally denominated in the U.S. dollar. Maple also enters into interest rate swap agreements to mitigate interest rate risk associated with Maple's variable-rate borrowings and foreign currency forward contracts to hedge the purchase and payment of certain green coffee purchase commitments as well as certain recognized liabilities in currencies other than Maple's functional currency.

        Maple also occasionally enters into certain foreign currency forward contracts to hedge certain exposures that are not designated as hedging instruments for accounting purposes. These contracts are recorded at fair value, with the changes in fair value recognized in the consolidated statements of operations.

        Maple does not engage in speculative transactions, nor does it hold derivative instruments for trading purposes. See Note 11, Derivative Financial Instruments and Note 14, Stockholders' Equity in the consolidated financial statements for further information.

Deferred Financing Costs

        Deferred financing costs consist primarily of commitment fees and loan origination fees and are being amortized over the respective life of the applicable debt using a method that approximates the effective interest rate method. Deferred financing costs, which are recorded as a reduction of debt, are included in Note 10, Long-Term Debt and in the accompanying consolidated balance sheets as of March 31, 2018, September 30, 2017 and September 24, 2016 were $41.2 million, $54.8 million, and $108.6 million respectively.

Goodwill and Intangibles

        Goodwill is tested for impairment annually. Goodwill is assigned to reporting units for purposes of impairment testing. A reporting unit is the same as an operating segment or one level below an

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

operating segment. Maple may assess qualitative factors to determine if it is more likely than not (i.e., a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount, including goodwill. If Maple determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, no further testing is necessary. If, however, Maple determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, Maple performs the first step of a two-step goodwill impairment test. The assessment of qualitative factors is optional and at Maple's discretion. Maple may bypass the qualitative assessment for any reporting unit in any period and perform the first step of the quantitative goodwill impairment test. Maple may resume performing the qualitative assessment in any subsequent period. The first step is a comparison of each reporting unit's fair value to its carrying value. Maple estimates fair value based on the income approach, using discounted cash flows, with consideration given to the market approach, using the guideline company method and comparable transaction method. The reporting unit's discounted cash flows require significant management judgment with respect to sales forecasts, gross margin percentages, selling, operating, and general and administrative ("SG&A") expenses, capital expenditures and the selection and use of an appropriate discount rate. The projected sales, gross margin and SG&A expense rate assumptions and capital expenditures are based on Maple's annual business plan or other forecasted results. Discount rates reflect market-based estimates of the risks associated with the projected cash flows directly resulting from the use of those assets in operations. The market approach uses observable market data such as comparable companies in similar lines of business that are publicly traded or which are part of a public or private transaction (to the extent available). The estimates of fair value of reporting units are based on the best information available as of the date of the assessment. If the carrying value of a reporting unit exceeds its estimated fair value in the first step, a second step is performed, which requires Maple to allocate the fair value of the reporting unit derived in the first step to the fair value of the reporting unit's net assets, with any fair value in excess of amounts allocated to such net assets representing the implied fair value of goodwill for that reporting unit. If the implied fair value of the goodwill is less than the book value, goodwill is impaired and is written down to the implied fair value amount.

        In fiscal year 2017, Maple changed its annual impairment testing date from the end of the fiscal year to July 1st to better align to when forecast data is shared with its shareholders. The change in impairment testing date has no impact on the financial statements. In addition, Maple has early adopted ASU 2017-04 Intangibles—Goodwill and Other. Under the new standard, if the carrying value of the reporting unit exceeds its fair value an impairment charge will be recorded in current earnings for the difference up to the carrying value of the goodwill recorded. All other aspects of Maple's annual goodwill impairment test remain the same.

Impairment of Long-Lived Assets

        When facts and circumstances indicate that the carrying values of long-lived assets, including fixed assets, may be impaired, an evaluation of recoverability is performed by comparing the carrying value of the assets, at an asset group level, to undiscounted projected future cash flows in addition to other quantitative and qualitative analysis. When assessing impairment, property, plant and equipment assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of other groups of assets. Upon indication that the carrying value of such assets may not be recoverable, Maple recognizes an impairment loss as a charge against current operations based upon an assessment of fair value of such assets. Long-lived assets to be disposed of are reported at the lower of

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

the carrying amount or fair value, less estimated costs to sell. Maple makes judgments related to the expected useful lives of long-lived assets and its ability to realize undiscounted cash flows in excess of the carrying amounts of such assets which are affected by factors such as the ongoing maintenance and improvements of the assets, changes in economic conditions and changes in operating performance.

Fixed Assets

        Fixed assets are carried at cost, net of accumulated depreciation. Expenditures for maintenance, repairs and renewals of minor items are expensed as incurred. Expenditures for refurbishments and improvements that significantly improve the productive capacity or extend the useful life of an asset are capitalized. Depreciation is calculated using the straight-line method over the assets' estimated useful lives. The cost and accumulated depreciation for fixed assets sold, retired, or otherwise disposed of are relieved from the accounts, and the resulting gains and losses are reflected in operating income in the consolidated statements of operations.

        Depreciation costs of manufacturing and distribution assets are included in cost of sales on the consolidated statements of operations. Depreciation costs of other assets are included in selling, general and administrative expenses on the consolidated statements of operations.

        For financial reporting purposes, depreciation is computed on a straight-line basis over the estimated useful lives as follows:

Asset Class	Useful Life in Years
Production equipment	2 - 15
Coffee service equipment	3 - 7
Computer equipment and software	2 - 8
Land	Indefinite
Building and building improvements	5 - 39
Furniture and fixtures	2 - 10
Vehicles	2 - 15
Leasehold improvements	2 - 15 or remaining life of lease, whichever is less
Assets acquired under capital leases	2 - 10

Leases

        Occasionally, the Maple Company is involved in the construction of leased properties. Due to the extent and nature of that involvement, the Maple Company is deemed the owner during the construction period and is required to capitalize the construction costs on the consolidated balance sheet along with a corresponding financing obligation for the project costs that are incurred by the lessor. Upon completion of the project, a sale-leaseback analysis is performed to determine if the Maple Company can record a sale to remove the assets and related obligation and record the lease as either an operating or capital lease obligation. If the Maple Company is precluded from derecognizing the assets when construction is complete due to continuing involvement beyond a normal leaseback, the lease is accounted for as a financing transaction and the recorded asset and related financing obligation remain on the consolidated balance sheet. Accordingly, the asset is depreciated over its estimated useful life in accordance with Maple's policy. If the Maple Company is not considered the owner of the

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

land, a portion of the lease payments is allocated to ground rent and treated as an operating lease. The portion of the lease payment allocated to ground rental expense is based on the fair value of the land at the commencement of construction. Lease payments allocated to the buildings are recognized as reductions to the financing obligation and interest expense. See Note 19, Commitments and Contingencies for further information.

        Leases that qualify as capital leases are recorded at the lower of the fair value of the asset or the present value of the future minimum lease payments over the lease term generally using Maple's incremental borrowing rate. Assets leased under capital leases are included in fixed assets and generally are depreciated over the lease term. Lease payments under capital leases are recognized as a reduction of the capital lease obligation and interest expense.

        All other leases are considered operating leases. Assets subject to an operating lease are not recorded on the balance sheet. Lease payments are recognized on a straight-line basis as rent expense over the expected lease term.

Accounts Payable

        The Maple Company entered into an agreement with a third party to allow participating suppliers to track payment obligations from the Maple Company, and if elected, sell payment obligations from the Maple Company to financial institutions. Suppliers can sell one or more of the Maple Company's payment obligations at their sole discretion and the rights and obligations of the Maple Company to its suppliers are not impacted. The Maple Company has no economic interest in a supplier's decision to enter into these agreements and no direct financial relationship with the financial institutions. The Maple Company's obligations to its suppliers, including amounts due and scheduled payment terms, are not impacted. As of March 31, 2018, September 30, 2017 and September 24, 2016, $1.5 billion, $1.2 billion, and $0, respectively, of the Maple Company's outstanding payment obligations is payable to suppliers who utilize these third party services.

Revenue Recognition

        Revenue from sales of brewing systems, coffee and other specialty beverages in pods, and coffee in more traditional packaging including whole bean and ground coffee selections in bags and ground coffee in fractional packs is recognized when title and risk of loss passes to the customer, which generally occurs upon shipment or delivery of the product to the customer as defined by the contractual shipping terms. Shipping charges billed to customers are also recognized as revenue, and the related shipping costs are included in cost of sales. Cash received in advance of product delivery is recorded in deferred revenue, which is included in other current liabilities on the accompanying consolidated balance sheet, until earned.

        The majority of the Maple Company's distribution to major retailers is processed by fulfillment entities. The fulfillment entities receive and fulfill sales orders and invoice certain retailers. All products shipped by the Maple Company to the fulfillment entities are owned by the Company and included in inventories on the accompanying consolidated balance sheet. The Maple Company recognizes revenue when delivery of the product from the fulfillment entity to the retailer has occurred based on the contractual shipping terms and when all other revenue recognition criteria are met.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

        Sales of brewing systems, pods and other products are recognized net of any discounts, returns, allowances and sales incentives, including coupon redemptions and rebates. The Maple Company estimates the allowance for returns using an average return rate based on historical experience and an evaluation of contractual rights or obligations. The Maple Company routinely participates in trade promotion programs with customers, including customers whose sales are processed by the fulfillment entities, whereby customers can receive certain incentives and allowances which are recorded as a reduction to sales when the sales incentive is offered and committed to or, if the incentive relates to specific sales, at the later of when that revenue is recognized or the date at which the sales incentive is offered. These incentives include, but are not limited to, cash discounts. Allowances to customers that are directly attributable and supportable by customer promotional activities are recorded as selling expenses at the time the promotional activity occurs.

        Roasters licensed by the Maple Company to manufacture and sell pods, both to the Maple Company for resale and to their other coffee customers, are obligated to pay a royalty to the Maple Company upon shipment to their customer. Maple records royalty revenue upon shipment of pods by licensed roasters to third-party customers as set forth under the terms and conditions of various licensing agreements. For shipments of pods to the Maple Company for resale, this royalty payment is recorded as a reduction to the carrying value of the related pods in inventory and as a reduction to cost of sales when sold through to third-party customers by the Maple Company.

Cost of Sales

        Cost of sales for the Maple Company consists of the cost of raw materials including coffee beans, hot cocoa, flavorings and packaging materials; a portion of rental expense; production, which include salaries; stock compensation expense; merchandising personnel; leases and depreciation on facilities and equipment used in production; the cost of brewers manufactured by suppliers; receiving, inspection and internal transfer costs; warranty expense; freight-in, duties and certain third-party royalty charges.

Transportation and Warehouse Costs

        The Maple Company elected to adopt an accounting policy to reflect transportation and warehouse costs separately in the consolidated statements of operations. Certain amounts have not been reclassified in the predecessor period, but $129.2 million and $303.3 million of these costs were included in Cost of Sales for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively.

Product Warranty

        The Maple Company provides for the estimated cost of product warranties in cost of sales, at the time product revenue is recognized. Warranty costs are estimated primarily using historical warranty information in conjunction with current engineering assessments applied to the Maple Company's expected repair or replacement costs. The estimate for warranties requires assumptions relating to expected warranty claims which are based on the Maple Company's historical claims and known current year factors.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

Advertising Costs

        The Maple Company expenses the costs of advertising the first time the advertising takes place. As of March 31, 2018, September 30, 2017 and September 24, 2016 prepaid advertising costs of $10.7 million, $9.6 million, and $3.2 million, respectively, were recorded, in Other current assets in the accompanying consolidated balance sheets. Advertising expense totaled $115 million and $50.5 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $53.8 million and $115.8 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively.

Income Taxes

        Maple recognizes deferred tax assets and liabilities for the expected future tax benefits or consequences of temporary differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Judgment is required in determining the provision for income taxes and related accruals, deferred tax assets and liabilities. These include establishing a valuation allowance related to the ability to realize certain deferred tax assets.

        Accounting for uncertain tax positions also requires significant judgments, including estimating the amount, timing and likelihood of ultimate settlement. Although Maple believes that its estimates are reasonable, actual results could differ from these estimates. Maple uses a more-likely-than-not measurement attribute for all tax positions taken or expected to be taken on a tax return in order for those tax positions to be recognized in the consolidated financial statements.

Stock-Based Compensation

        For the predecessor periods, Keurig measured the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. Equity awards consisted of stock options, restricted stock units ("RSUs"), and performance stock units ("PSUs"). The cost was recognized over the period during which an employee was required to provide service in exchange for the award.

        Keurig measured the fair value of the predecessor stock options using the Black-Scholes option pricing model and certain assumptions, including the expected life of the stock options, an expected forfeiture rate and the expected volatility of its common stock. The expected life of options was estimated based on options vesting periods, contractual lives and Keurig's historical experience. The expected forfeiture rate was based on Keurig's historical employee turnover experience and future expectations. The risk-free interest rate was based on the U.S. Treasury rate over the expected life. Keurig used a blended historical volatility to estimate expected volatility at the measurement date. The fair value of RSUs and PSUs was based on the fair value of the Keurig common stock on the grant date.

        For the successor periods, Maple records compensation expense for RSU awards of equity instruments based on the grant-date fair value of the award. Equity awards consist of RSUs in Maple Parent Corp., which generally fully vest on the four-year and six-month anniversary of the date of grant.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

The cost is recognized over the period during which an employee is required to provide service in exchange for the award.

        Maple measures, on each reporting period, the fair value of stock purchased with financed non-recourse loans as stock options using the Black-Scholes option pricing model and certain assumptions, including the expected life of the stock options, and the expected volatility of its common stock. The expected life of options is estimated based on the term of the limited recourse loan. The expected forfeiture rate is based on the Maple Company's historical employee turnover experience and future expectations. The risk-free interest rate is based on the U.S. Treasury rate over the expected life.

Foreign Currency Translation and Transactions

        The functional currency of the Maple Company's foreign subsidiaries in Luxembourg and Switzerland is the U.S. dollar. Monetary assets and liabilities related to the Maple Company's operations in Luxembourg and Switzerland are remeasured from the local currency into U.S. dollars at the exchange rates in effect at the end of the applicable fiscal reporting period. Non-monetary assets and liabilities are remeasured at historical exchange rates. Revenues and expenses are remeasured at average monthly exchange rates. All remeasurement gains and losses are included in the Maple Company's consolidated statements of operations, within the caption Gain (loss) on foreign currency, net.

        The functional currency of the Maple Company's other foreign subsidiaries is the local currency of the subsidiary. The financial statements of these subsidiaries are translated into the Maple Company's reporting currency which is the U.S. dollar. Accordingly, the assets and liabilities of the Maple Company's foreign subsidiaries are translated into U.S. dollars using the exchange rate in effect at each balance sheet date. Revenue and expense accounts are generally translated using the average rate of exchange during the period. Foreign currency translation adjustments are accumulated as a component of other comprehensive income or loss as a separate component of stockholders' equity. Gains and losses arising from transactions denominated in currencies other than the functional currency of the entity are charged directly against earnings in the consolidated statement of operations. Gains and losses arising from transactions denominated in foreign currencies are primarily related to inter-company loans that have been determined to be temporary in nature, cash, long-term debt and accounts payable denominated in non-functional currencies.

Significant Customer Credit Risk and Supply Risk

        The majority of the Maple Company's customers are located in the U.S. and Canada. Concentration of credit risk with respect to accounts receivable is limited due to the large number of customers in various channels comprising the Maple Company's customer base. The Maple Company does not require collateral from customers as ongoing credit evaluations of customers' payment histories are performed. The Maple Company maintains reserves for potential credit losses and such losses, in the aggregate, have not exceeded management's expectations.

        The Maple Company procures the majority of the brewing systems it sells from one third-party brewing system manufacturer. Purchases from this brewing system manufacturer amounted to $206.6 million and $261.6 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $162.3 million and $443.1 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

Research & Development

        Generally, research and development charges are expensed as incurred. These expenses amounted to $62.4 million and $33.7 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $33.6 million and $84.7 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively.

Collaborative Arrangements

        From time to time, the Maple Company enters into collaborative arrangements for the research and development ("R&D"), manufacture and/or commercialization of products and product candidates. These collaborations generally provide R&D cost sharing, and/or royalty payments. The Maple Company's collaboration agreements with third parties are performed with no guarantee of either technological or commercial success. No cost recoveries or royalties have been received to date under these arrangements.

Recent Accounting Pronouncements

        In January 2017, the FASB issued Accounting Standards Update ("ASU") 2017-04 Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment which, under this new guidance, an impairment charge, if triggered, is calculated as the difference between a reporting unit's carrying value and fair value, but it is limited to the carrying value of goodwill. This ASU is effective for fiscal years beginning after December 15, 2021. Maple has decided to early adopt this guidance on a prospective basis as of September 30, 2017. See Note 7, Goodwill and Intangible Assets.

        In November 2016, the FASB issued Accounting Standards Update ("ASU") 2016-18 Statement of Cash Flows (Topic 230): Restricted Cash which requires amounts generally described as restricted cash and restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning and ending amounts shown on the statement of cash flows. The guidance will require application of a retrospective transition method to each period presented. This ASU is effective for fiscal years beginning after December 15, 2018, with early adoption permitted. Maple has decided to early adopt this guidance on a retrospective basis in the Successor period to align with other internal reporting requirements. Adoption of this ASU is not reflected in the predecessor periods presented.

        In October 2016, the FASB issued Accounting Standards Update ("ASU") 2016-16 Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory which, requires entities to recognize the income tax impact of an intra-entity sale or transfer of an asset other than inventory when the sale or transfer occurs, rather than when the asset has been sold to an outside party. The guidance will require a modified retrospective application with a cumulative catch-up adjustment to opening retained earnings upon adoption. This ASU is effective for fiscal years beginning after December 15, 2018, with early adoption permitted. Maple is currently evaluating the impact this guidance will have on our consolidated financial statements and the timing of adoption.

        In May 2016, the FASB issued Accounting Standards Update ("ASU") 2016-15 Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments which, is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. This ASU is effective for fiscal years beginning after December 15, 2018, with early adoption permitted.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

2. Significant Accounting Policies (Continued)

The Company is evaluating the impact this guidance will have on our consolidated financial statements and the timing of adoption.

        In March 2016, the FASB issued Accounting Standards Update ("ASU") 2016-09 Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting which, simplifies several aspects of the accounting for share-based payment award, including income tax consequences; classification of awards as either equity or liabilities; and classification on the statement of cash flows. This ASU is effective for fiscal years beginning after December 15, 2017, and the Company has early adopted this guidance as of September 25, 2016. The adoption of this ASU did not have a material impact on the Company's financial position, results of operations or liquidity.

        In February 2016, the FASB issued Accounting Standards Update ("ASU") 2016-02 Leases (Topic 842) which provides guidance on the recognition and measurement of leases. Under the new guidance, lessees are required to recognize a lease liability, which represents the discounted obligation to make future minimum lease payments, and a corresponding right-of-use asset on the balance sheet for most leases. The guidance retains the current accounting for lessors and does not make significant changes to the recognition, measurement, and presentation of expenses and cash flows by a lessee. Enhanced disclosures will also be required to give financial statement users the ability to assess the amount, timing and uncertainty of cash flows arising from leases. The guidance will require modified retrospective application beginning with our 2021 fiscal year, with optional practical expedients. Early application is permitted. Maple is evaluating the impact this guidance will have on the consolidated financial statements.

        In July 2015, the FASB issued Accounting Standards Update ("ASU") 2015-11 Inventory (Topic 330): Simplifying the Measurement of Inventory which, requires entities to measure inventory at the lower of cost or net realizable value. Net realizable value is defined as the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. ASU 2015-11 is effective for fiscal years, beginning after December 15, 2016. Early adoption is permitted. The adoption of this ASU did not have a material impact on Maple's financial position, results of operations or liquidity.

        In May 2014, the FASB issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2014-09"). ASU 2014-09 supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard will require Maple to separate performance obligations within a contract, determine total transaction costs, and ultimately allocate the transaction costs across the established performance obligations. In August 2015, the FASB issued ASU No. 2015-14, "Revenue from Contracts with Customers" (Topic 606): Deferral of the Effective Date, which delays the effective date of ASU 2014-09 by one year. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2018, under either full or modified retrospective adoption, with early adoption permitted for annual reporting periods beginning after December 15, 2016. Maple is assessing the potential effects of these changes on Maple's net income, financial position, cash flows and disclosures. The new standard is applicable to Maple beginning with its fiscal year 2020.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

3. Acquisition

Acquisition by JAB Holding Company

        On March 3, 2016, Maple indirectly acquired all of the outstanding equity of Keurig for $13.9 billion. As a result of the transaction Keurig became an indirect wholly owned subsidiary of Maple.

        Keurig entered into a definitive merger agreement under which a JAB-led investor group would acquire Keurig for $92.00 per share in cash, representing a total equity value of $13.9 billion. The agreement was unanimously approved by Keurig's Board of Directors, with the per share purchase price of $92.00, representing a premium of approximately 77.9% over Keurig's closing stock price on December 4, 2015. On February 24, 2016, the transaction was approved by the Keurig's stockholders. As a result of the completion of the acquisition, Keurig's common stock ceased trading on the NASDAQ Global Select Market before the opening of market on March 3, 2016. Under the terms of the transaction, Keurig stockholders received $92.00 per share in cash for each share they owned.

        This acquisition was accounted for under the acquisition method of accounting, resulting in the allocation of the total purchase price consideration of $13.9 billion to the cost of the assets acquired, including intangible assets and liabilities assumed based on their estimated fair values at the acquisition date. The excess of the total purchase price over the fair value of assets acquired and the liabilities assumed is recorded as goodwill. The goodwill arising from the acquisition consists largely of Keurig's commercial potential and the value of Keurig's assembled workforce.

        The estimates of the fair value of the assets or rights acquired and liabilities assumed at the date of acquisition are subject to adjustment during the measurement period (up to one year from the acquisition date). The purchase price allocation was finalized in February 2017, at which time, the Maple Company made final purchase price allocation adjustments related to the pre-acquisition fixed assets, accrued expenses, deferred tax assets and goodwill resulting in a net decrease to goodwill of $45.1 million.

        For the successor period ended September 24, 2016 and predecessor period ended March 2, 2016, the Maple Company recognized transaction costs of $102 million and $187 million, respectively. Transaction costs generally included personnel-related costs associated with the change in control, cash settlements of previously unvested stock-based awards and other acquisition-related charges.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

3. Acquisition (Continued)

        The following table summarizes the consideration paid for the acquired assets and the final acquisition accounting for the fair values of the assets recognized and liabilities assumed in the consolidated balance sheets at the acquisition date (in thousands).

			September 30, 2017
	September 24, 2016
			Final Purchase Price Allocation
	Purchase Price Allocation	Measurement Period Adjustment
Cash	$215,432		$215,432
Current Assets (excluding cash and inventory)	578,735	—	578,735
Inventory	534,874	—	534,874
Fixed assets	992,137	(1,046)	991,091
Acquired technology	1,245,690	—	1,245,690
Customer relationships	243,198	—	243,198
Trade names	2,605,155	—	2,605,155
Favorable leases	7,360	540	7,900
Goodwill	9,991,229	(45,073)	9,946,156
Other long-term assets	13,305	—	13,305
Accounts payable and accrued expenses	(753,184)	(800)	(753,984)
Capital lease	(118,198)	—	(118,198)
Deferred tax liability	(1,601,057)	46,379	(1,554,678)
Other long-term liabilities	(29,301)	—	(29,301)

Total estimated fair value of assets acquired	$13,925,375	$—	$13,925,375

        Amortizable intangible assets acquired, valued at the date of the acquisition, include approximately $126.5 million for amortizing trademarks and trade names, $1,245.7 million for acquired technology, $243.2 million for customer relationships and $7.4 million for favorable leases. Indefinite lived intangible assets acquired include $2,478.7 million for the Keurig and Green Mountain trademarks which is not amortized. Amortizable intangible assets are amortized on a straight-line basis over their respective useful lives, with the weighted-average amortization period being 14.5 years.

        The cost of the acquisition in excess of the fair market value of the tangible and intangible assets acquired less liabilities assumed represents acquired goodwill. The goodwill and intangible assets recognized are not deductible for tax purposes.

4. Restructuring Programs

2017 Castroville Closure

        In May 2017, the Maple Company looked at its capacity across the manufacturing network and determined that, geographically, it could improve matching capacity to its customer base. As a result, in May 2017, the Maple Company announced it was closing the Castroville, California manufacturing site on May 18, 2017. As a result of the decision the Maple Company had a reduction in workforce of 183 employees. This restructuring program resulted in cumulative pre-tax restructuring charges of

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

4. Restructuring Programs (Continued)

$21.6 million, primarily related to costs associated with employee terminations and asset related costs as of September 30, 2017.

2017 Business Realignment

        In June 2017, the Maple Company determined that its strategic priorities had shifted and as a result has redesigned its organizational structure. Approximately 500 employees were affected by changing roles, responsibilities or reporting lines, and 140 of those employees were notified that their roles were being eliminated. This restructuring program resulted in cumulative pre-tax restructuring charges of $12.2 million, primarily related to costs associated with severance and employee terminations as of September 30, 2017.

2017 Keurig 2.0 Exit

        In August 2017 the Maple Company determined due to shifting demand and strategic priorities that it would stop producing and selling its Keurig K2.0 brewer models. Costs associated with this restructuring event include accelerated depreciation on all 2.0 molds and tooling equipment as well as costs associated with obsolete inventory on hand totaling $10.0 million as of September 30, 2017. Additional accelerated depreciation of $10.5 million was recognized in the interim period ended March 31, 2018.

2016 Kold Restructuring

        In June 2016 the Maple Company announced it was discontinuing its first generation Kold platform. In connection with this announcement the Maple Company notified employees in its Kold manufacturing and related support teams that it was implementing a restructuring program that would include a reduction in force. Additionally, the Maple Company also notified select other employees that their roles would be eliminated in an effort to adjust the workforce to eliminate redundancy and improve efficiency. In connection with this restructuring program 123 roles were eliminated. This program was completed in fiscal year 2017. This restructuring program resulted in cumulative pre-tax restructuring charges of $1.0 million.

Canadian Business Unit Restructuring

        In October 2015, Keurig's Canadian Business Unit initiated a multi-year productivity program intended to reduce structural costs and streamline organization structures to drive efficiency. In connection with the program the Canadian operations undertook a review of its Van Houtte Coffee Services business and consolidated its third-party logistics activities in Ontario into one location. This program was completed in fiscal year 2017. This restructuring program resulted in cumulative pre-tax restructuring charges of $3.6 million.

2015 Productivity Plan

        On July 31, 2015, Keurig's Board of Directors approved a productivity program intended to reduce structural costs and streamline organization structures to drive efficiency. A pretax restructuring charge of $15.3 million was recorded in the fourth quarter of fiscal 2015, the first fiscal quarter of the program, of which $11.5 million represents employee severance related costs that will be settled in cash.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

4. Restructuring Programs (Continued)

        Consolidated accrued restructuring consisted of the following (in thousands) as of:

Successor

	Severance	Other(a)	Total
Balance, as of March 3, 2016	$2,925	$2,184	$5,109
Restructuring charges	3,364	543	3,907
Cash paid	(3,946)	(1,134)	(5,080)
Other expenses	28	(200)	(172)

Balance, as of September 24, 2016	2,371	1,393	3,764
Restructuring charges	16,328	28,872	45,200
Cash paid	(11,063)	(4,786)	(15,849)
Other expenses	—	(21,490)	(21,490)

Balance, as of September 30, 2017	$7,636	$3,989	$11,625

(a)
Primarily reflects activities associated with the closure of our facilities, including contract termination costs, asset write-downs, and accelerated depreciation.

Predecessor

	Severance	Other(a)	Total
Balance, as of September 26, 2015	$8,533	$341	$8,874
Restructuring charges	324	2,676	3,000
Cash paid	(5,917)	(501)	(6,418)
Other	(15)	(332)	(347)

Balance, as of March 2, 2016	$2,925	$2,184	$5,109

(a)
Primarily reflects activities associated with the closure of Maple's facilities, including contract termination costs and asset write-downs.

5. Inventories

        Inventories consisted of the following (in thousands) as of:

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Raw materials and supplies	$108,110	$125,048	$147,986
Finished goods	281,338	348,629	431,046

	$389,448	$473,677	$579,032

        As of March 31, 2018, the Maple Company had $202.6 million in green coffee purchase commitments, of which approximately 99% had a fixed price. These commitments primarily extend

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

5. Inventories (Continued)

through fiscal 2018. The value of the variable portion of these commitments was calculated using an average coffee contract price of $1.61 per pound at March 31, 2018. In addition to its green coffee commitments, the Maple Company had approximately $58.1 million in fixed price brewer and related accessory purchase commitments and $470.2 million in production raw materials commitments at March 31, 2018. The Maple Company believes, based on relationships established with its suppliers, that the risk of non-delivery on such purchase commitments is remote.

        As of March 31, 2018, minimum future inventory purchase commitments were as follows (in thousands):

March 31, 2018 (Unaudited) Fiscal Year	Inventory Purchase Obligations(1)
2018	$339,074
2019	136,597
2020	128,076
2021	47,844
2022	45,300
Thereafter	33,975

$730,866

        As of September 30, 2017, minimum future inventory purchase commitments were as follows (in thousands):

September 30, 2017 Fiscal Year	Inventory Purchase Obligations(1)
2018	$768,270
2019	100,868
2020	59,712
2021	—
2022	—

$928,850

(1)
Certain purchase obligations are determined based on a contractual percentage of forecasted volumes.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

6. Fixed Assets

        Fixed assets consisted of the following (in thousands) as of:

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Production equipment	$441,464	$437,998	$425,529
Computer equipment and software	169,437	167,021	128,440
Land, building and building improvements	224,686	224,267	260,116
Leasehold improvements	59,694	59,543	65,997
Assets acquired under capital leases	30,227	30,227	32,327
Other	56,721	54,464	48,012
Construction-in-progress	73,860	42,894	70,379

Total fixed assets	$1,056,089	$1,016,414	$1,030,800
Accumulated depreciation	(286,448)	(216,747)	(69,873)

	$769,641	$799,667	$960,927

        Assets acquired under capital leases, (included in the above table) net of accumulated amortization were $24.3 million, $25.7 million and $30.1 million at March 31, 2018, September 30, 2017 and September 24, 2016, respectively.

        Included within the Other category in the table above are Coffee Service Equipment, Vehicles and Furniture and Fixtures.

        Total depreciation and amortization expense relating to all fixed assets was $142.3 million and $70 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $102.5 million and $217.5 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively. Total depreciation and amortization expense relating to all fixed assets was $64.9 million and $68.7 million for the interim successor periods ending March 31, 2018 and March 25, 2017, respectively.

        Assets classified as construction-in-progress are not depreciated, as they are not ready for productive use.

        For the successor periods ending September 30, 2017 and September 24, 2016, $0.8 million and $1.9 million, respectively, of interest expense was capitalized, along with $5.7 million and $21.7 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively. For the interim successor periods ending March 31, 2018 and March 25, 2017, $0.3 million and $0.9 million, respectively, of interest expense was capitalized.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

7. Goodwill and Intangible Assets

        The following represented the change in the carrying amount of goodwill for the successor period (in thousands):

Total
Balance as of March 3, 2016	$9,991,229
Foreign currency effect	20,967

Balance as of September 24, 2016	10,012,196
Measurement period adjustment	(45,073)
Disposals—Kold sale	(202,797)
Foreign currency effect	64,263

Balance as of September 30, 2017	9,828,589
Foreign currency effect (Unaudited)	(40,288)

Balance as of March 31, 2018 (Unaudited)	$9,788,301

        Indefinite-lived intangible assets consisted of the following (in thousands) as of:

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Trade names	$2,478,671	$2,478,671	$2,478,671

        Maple conducted its most recent annual impairment test of goodwill and indefinite-lived intangible assets as of July 1, 2017. For the goodwill impairment test, Maple applied the guidance in ASU 2017-04 (see Note 2, Significant Accounting Policies). The Company estimated the fair value of its reporting units based on the income approach, using the discounted cash flow method, with consideration given to the market approach, using both the guideline company method and comparable transaction method. A number of significant assumptions and estimates are involved in the application of the discounted cash flow method, including discount rate, sales volume and prices, costs to produce and working capital changes. The market approach uses observable market data such as comparable companies in similar lines of business that are publicly traded or which are part of a public or private transaction (to the extent available). For the indefinite-lived intangible assets impairment test, the fair value of the trade name was estimated using the Relief-from-Royalty Method. This method estimates the savings in royalties Maple would otherwise have had to pay if it did not own the trade name and had to license the trade name from a third-party with rights of use substantially equivalent to ownership. The fair value of the trade name is the present value of the future estimated after-tax royalty payments avoided by ownership, discounted at an appropriate, risk-adjusted rate of return. There was no impairment of goodwill or indefinite-lived intangible assets in the predecessor or successor periods.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

7. Goodwill and Intangible Assets (Continued)

Intangible Assets Subject to Amortization

        Definite-lived intangible assets consisted of the following (in thousands) as of:

		Successor
	March 31, 2018				September 30, 2017			September 24, 2016
	Useful Life in Years	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

		(Unaudited)

Acquired technology	16	$1,145,690	$(127,044)	$1,018,646	$1,145,690	$(90,557)	$1,055,133	$1,245,690	$(35,152)	$1,210,538
Customer relationships	2 - 11	241,559	(44,620)	196,939	247,254	(34,520)	212,734	244,265	(12,226)	232,039
Trade names	9	127,849	(27,904)	99,945	129,073	(20,404)	108,669	127,167	(7,220)	119,947
Favorable leases	10	7,911	(1,707)	6,204	7,900	(1,163)	6,737	7,360	(416)	6,944
Brewer Development	3	7,645	(26)	7,619	—	—	—	—	—	—

Total		$1,530,654	$(201,301)	$1,329,353	$1,529,917	$(146,644)	$1,383,273	$1,624,482	$(55,014)	$1,569,468

        Definite-lived intangible assets are amortized on a straight-line basis over the period of expected economic benefit. Total amortization expense was $96.3 million and $55.0 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $21.3 million and $48.1 million for the predecessor periods ending March 2, 2016 and September 26, 2015. Total amortization expense was $59.1 million and $48.4 million for the interim successor periods ending March 31, 2018 and March 25, 2017, respectively. The amortization expense is included in Selling, general and administrative expenses in the consolidated statements of operations, with the exception of Brewer Development amortization, which is included in cost of goods sold.

        The weighted average remaining life for definite-lived intangibles at September 30, 2017 is 12.87 years.

        The estimated aggregate amortization expense over each of the next five years and thereafter, is as follows (in thousands):

Fiscal year
2018	$129,376
2019	126,791
2020	126,791
2021	127,225
2022	127,546
Thereafter	745,544

Total	$1,383,273

8. Equity Investments

        On March 3, 2017, the Maple Company formed a joint venture with Anheuser-Busch InBev ("ABI") that will focus on developing and launching an in-home alcohol drink system. Under the terms of the transaction agreement, the Maple Company contributed its existing Kold assets and liabilities along with all outstanding shares of MDS Holdings p.l.c. (Bevyz) with a net book value of $357 million to Bedford Systems, LLC in exchange for a 30% interest. ABI contributed $250 million to the investment which was immediately distributed to the Maple Company in exchange for a 70% interest.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

8. Equity Investments (Continued)

        In addition, as the net assets contributed to the investment were determined to qualify as a business in accordance with ASC 810 Consolidations, the Maple Company recognized a gain of $4.6 million based on the difference between the net book value of the assets contributed, the total value of the cash consideration received and the fair value of the Maple Company's investment. This was recorded within Other income (loss), net in the statements of operations.

        The Maple Company's carrying value of its equity method investments as of March 31, 2018 and September 30, 2017 was $93.0 million and $101.3 million, respectively, and is recorded within Other long-term assets on the consolidated balance sheets.

9. Product Warranties

        The Maple Company offers a one-year warranty on all Keurig® brewing systems it sells. The Maple Company provides for the estimated cost of product warranties, primarily using historical information and current repair or replacement costs, at the time product revenue is recognized.

        Product warranties are included in Accrued expenses in the accompanying consolidated balance sheets. The carrying amount is $9.8 million, $10.3 million and $15.5 million as of March 31, 2018, September 30, 2017 and September 24, 2016, respectively.

        For the successor periods ending September 30, 2017 and September 24, 2016 the Maple Company recovered $1.4 million and $0.6 million, respectively, and $0.5 million and $1.3 million for the predecessor periods ending March 2, 2016 and September 26, 2015, respectively as reimbursement from suppliers related to warranty issues.

10. Long-Term Debt

        On March 3, 2016, Keurig entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (the "Administrative Agent"), and the lenders party thereto from time to time (the "Credit Agreement").

        Under the Credit Agreement, inclusive of the incremental amendments noted below Keurig maintains secured credit facilities consisting of (i) a $700 million revolving credit facility (the "Revolving Facility"), and (ii) a Term A loan facility in the original principal amount of $4.275 billion (the "Term A Facility"). The Term B loan facility, originally consisting of a U.S. dollar denominated tranche of $1.875 billion and an euro denominated tranche in the principal amount of €842 million was extinguished on March 13, 2017. The initial proceeds of the Term A Facility and Term B Facility were used by the Maple Company for several purposes, including refinancing all outstanding indebtedness of Keurig under the Keurig's former Credit Agreement, dated June 29, 2015, with Bank of America, N.A, as administrative agent, funding a portion of the consideration for the acquisition and paying fees, costs, and expenses related to the transactions in the Keurig Acquisition, including the equity contributions.

        Maple also has outstanding term loans with two related-parties, Maple Holdings B.V. and Mondelez, with a combined principal balance of $1.8 billion which bear an interest rate of 5.5% and mature in 2023. Maple paid interest of $125 million and $34.5 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, due on term loans from Maple B.V. and Mondelez International, Inc. For both the interim successor period ending March 31, 2018 and the interim successor period ending March 25, 2017, Maple paid interest on these loans of $49.8 million.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

10. Long-Term Debt (Continued)

No interest was accrued related to the loans from Maple Holding B.V. and Mondelez International, Inc. as of March 31, 2018 or September 30, 2017, and $25.2 million was accrued within Other current liabilities as of September 24, 2016.

        Long-term debt outstanding consists of the following (in thousands) as of:

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Revolver	$—	$100,000	$—
Term Loan A	3,129,310	3,833,369	3,135,313
Term Loan B	—	—	1,770,562
Term Loan B EUR	—	—	942,866
Deferred financing fees	(41,161)	(54,844)	(108,594)
Original issue discount	—	—	(47,765)
Other	—	508	776

Total long-term debt	$3,088,149	$3,879,033	$5,693,158
Less current portion	219,065	219,076	186,247

Long-term portion	$2,869,084	$3,659,957	$5,506,911

Term Loan—Maple B.V.	1,375,000	1,375,000	1,375,000
Term Loan—Mondelez	440,000	440,000	440,000

Total related party debt	$1,815,000	$1,815,000	$1,815,000

Interest Rate and Fees

        Borrowings under Keurig's Term A Facility and the Revolving Facility of the original Credit Agreement (entered into on March 3, 2016) bear interest at a rate per annum equal to (i) in the case of LIBOR loans, LIBOR plus 2.25%, with stepdowns based on total net leverage levels to as low as 1.25% at total net leverage levels less than 2.50x and (ii) in the case of base rate loans, the base rate plus 1.25%, with stepdowns based on total net leverage levels to as low as 0.25% at total net leverage levels less than 2.50x. Borrowings under the Second Amendment, bear interest at a rate per annum equal to (i) in the case of LIBOR loans, LIBOR plus 2.00%, with stepdowns based on total net leverage levels to as low as 1.25% at total net leverage levels less than 3.50x and (ii) in the case of base rate loans, the base rate plus 1.00%, with stepdowns based on total net leverage levels to as low as 0.25% at total net leverage levels less than 3.50x. In addition to paying interest on the loans outstanding under the Credit Agreement, Keurig is also required to pay customary commitment and letter of credit fees.

Representations and Warranties; Certain Covenants

        The Credit Agreement contains customary representations and warranties, and affirmative and negative covenants. Further, the Credit Agreement contains a financial covenant, which applies solely with respect to the Revolving Facility and Term A Facility, requiring that Keurig not exceed the then applicable maximum total net leverage ratio, which is tested at the end of each calendar quarter. Maple has remained compliant with these covenants for all periods presented.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

10. Long-Term Debt (Continued)

Events of Default

        The Credit Agreement contains customary events of default (including, among others, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain material indebtedness, certain bankruptcy events, material judgments and change of control), which, subject to certain grace periods and exceptions, permit the lenders to accelerate the loans and terminate the commitments under the Credit Agreement or exercise other specified remedies upon the occurrence of such events of default.

Guarantees and Security

        All obligations under the Credit Agreement are unconditionally guaranteed by Keurig and all of the Keurig's direct and indirect wholly-owned domestic subsidiaries, other than certain excluded subsidiaries (collectively, the "Guarantors"). All obligations under the Credit Agreement and the related guarantees are secured by a perfected first-priority security interest in substantially all of the tangible and intangible assets of Keurig and the Guarantors, as well as a perfected first-priority pledge of the equity interests of Keurig, all of the equity interests of the wholly-owned domestic subsidiaries of Keurig and 65% of the equity interests of the first tier foreign subsidiaries of the Guarantors, in each case, subject to customary exceptions.

Incremental Amendments

        On March 24, 2016, Keurig, the Guarantors, the Administrative Agent and Bank of China (Luxembourg) S.A. ("Bank of China") entered into an amendment to the Credit Agreement, whereby Bank of China provided the Keurig with a $100 million incremental Term A loan, which was structured as an increase in the aggregate principal amount of the Term A Facility, having identical terms and conditions as the existing Term A Facility. In conjunction with the amendment, Keurig notified its lenders that it would use the proceeds from the incremental Term A facility to prepay its USD Term B Facility borrowings in the principal amount of $100 million on March 24, 2016.

        On March 13, 2017, Keurig, the Guarantors, the Administrative Agent and multiple banks (Citibank NA, Bank of America, NA, JPMorgan, Royal Bank of Canada and Wells Fargo Bank, N.A.) entered into an amendment to the Credit Agreement, whereby the Term Loan B debt (both USD and EUR) was extinguished and an incremental $1.2 billion was added to the Term Loan A. The Amendment included a $200 million revolving facility. The structure of the Amendment replicates the existing Term Loan A agreement. As a result of the 2017 refinancing, Maple recognized a loss on extinguishment of debt in March 2017 of $42.8 million which was primarily related to deferred financing fees and original issue discount on Term Loan B. This was recorded within Other income (loss), net in the consolidated statements of operations.

Deferred Financing Fees

        The deferred financing fees are amortized as interest expense over the life of the respective loan using the effective interest rate method.

        Maple's average effective interest rate as of September 30, 2017, and September 24, 2016 was 2.68% , 3.60%, respectively, excluding amortization of deferred financing charges and the effect of interest swap agreements, which do not meet the criteria for hedge accounting.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

10. Long-Term Debt (Continued)

Mandatory Prepayments

        The Credit Agreement requires Keurig to pay, subject to certain exceptions, outstanding term loans with:

  •
  100% of net cash proceeds above $7.5 million of certain asset sales, subject to reinvestment rights and certain other exceptions. In accordance with this requirement if Keurig sells assets above this threshold and does not reinvest the proceeds from the sale in other assets, then Keurig could be required to make a mandatory prepayment with the cash from the asset sale.

  •
  75% (subject to step-downs to 50%, 25% and 0% based upon first lien net leverage ratio levels of 4.25x, 3.75x and 3.25x, respectively) of the Keurig's annual excess cash flow. In accordance with this requirement if Keurig has excess cash flow as defined in the agreement at the end of its fiscal year, then a percentage of that excess would be required to be used for a mandatory prepayment. The required percentage is based on the Keurig's leverage ratio.

  •
  The Credit Agreement also requires Keurig to prepay outstanding revolving loans and cash collateralize, "backstop" or replace outstanding letters of credit if at any time the aggregate amount of outstanding revolving loans, unreimbursed letter of credit drawings and outstanding letters of credit under the Credit Agreement exceed the aggregate amount of revolving commitments then in effect, in an aggregate amount equal to such excess. This condition ensures that the outstanding amount of revolving loans do not exceed Keurig's revolving loan commitment. Letters of credit are included. If the balance of the loan commitments exceeds the loan balance Keurig would be required to make a correction to this condition to ensure that the loans are equivalent to the commitments.

Voluntary Prepayments

        Keurig is permitted to voluntarily prepay any outstanding loans under the Credit Agreement at any time without premium or penalty, other than (i) customary "breakage" costs with respect to LIBOR loans. As a result of these payments made during fiscal year 2017 and interim successor period ending March 31, 2018, Keurig recognized a loss on extinguishment of debt of $42.5 million and $6.6 million, respectively, within Other income (loss), net in the consolidated statements of operations.

Maturities; Amortization

        Borrowings under the Term A Facility and the Revolving Facility mature in March 2021. The Term A Facility requires mandatory principal repayments of 5% per annum of the initial and subsequent Term A loan borrowings, payable in equal pro-rata quarterly installments, which results in annual repayments of $220 million.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

10. Long-Term Debt (Continued)

        Scheduled maturities as of September 30, 2017 and March 31, 2018 of long-term debt are as follows (in thousands):

Fiscal Year	September 30, 2017
2018	$219,073
2019	218,932
2020	218,750
2021	3,277,122
2022	—
Thereafter	1,815,000

$5,748,877

Fiscal Year	March 31, 2018
(Unaudited)
2018	$109,514
2019	$218,926
2020	218,750
2021	2,582,119
2022	—
2023	1,815,000
Thereafter	—

$4,944,309

11. Derivative Financial Instruments

        The Maple Company is exposed to certain risks relating to ongoing business operations. The primary risks that are mitigated by financial instruments are interest rate risk, commodity price risk and foreign currency exchange rate risk. The Maple Company uses interest rate and coffee swaps to mitigate interest rate and coffee price risk associated with the Maple Company's variable-rate borrowings and coffee purchases. The Maple Company also enters into coffee futures contracts to hedge future coffee purchase commitments of green coffee with the objective of minimizing cost risk due to market fluctuations and uses foreign currency forward contracts to hedge the purchase and payment of green coffee purchase commitments denominated in non-functional currencies. Although the Maple Company does not meet the criteria for cash flow hedge accounting, the Maple Company believes that these instruments are effective in achieving its objective of providing certainty in the future price of commodities purchased for use in the Maple Company's supply chain.

        As of September 24, 2016, the Maple Company had an amortizing cross currency swap with an original notional amount of €842 million. On March 9, 2017, the Maple Company voluntarily terminated the cross currency swap with the retirement of its EUR denominated debt. Therefore, in fiscal year 2017 the Maple Company recorded a realized loss of $60.6 million within Gain (loss) on financial instruments, net in the consolidated statements of operations in connection with this

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

11. Derivative Financial Instruments (Continued)

termination primarily attributable to the impact of exchange rates between the euro and U.S. dollar. See Note 10, Long-Term Debt for additional discussion on the retirement of euro denominated debt.

        The Maple Company is exposed to interest rate risk associated with USD variable rate debt. On March 3, 2016, the Maple Company entered into $2.85 billion in interest rate swaps where the Maple Company receives a variable rate and pays a fixed rate on these swaps with years ranging from two to seven years. In fiscal years 2018-2020, $150 million of the total notional will mature each year, $2.1 billion in 2021 and $300 million in 2023. These swaps are not amortized. The Maple Company also occasionally enters into certain foreign currency forward contracts to hedge certain exposures that are not designated as hedging instruments for accounting purposes. At September 30, 2017, the Maple Company had open foreign currency forward contracts with a total notional of $458 million. In fiscal year 2018, $173 million of the total notional will mature, with the remaining $285 million in 2024. These contracts are recorded at fair value, with the changes in fair value recognized in the consolidated statements of operations.

        The Maple Company does not hold or use derivative financial instruments for trading or speculative purposes.

        The Maple Company is exposed to credit loss in the event of nonperformance by the counterparties to these financial instruments, however, nonperformance is not anticipated.

        The following table summarizes the fair value of the Maple Company's derivatives included on the consolidated balance sheets (in thousands) as of:

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016	Balance Sheet Classification
	(Unaudited)
Derivatives not designated as hedges:
Interest rate swaps	$—	$—	$(6,484)	Other long-term liabilities
Interest rate swaps	111,081	67,871	368	Other long-term assets
Coffee swaps	—	352	810	Other current assets
Coffee swaps	(3,703)	—	—	Other current liabilities
Coffee futures	696	—	—	Other current assets
FX forward contracts	1,438	—	524	Other current assets
FX forward contracts		(6,410)	—	Other short-term liabilities
Cross currency swaps		—	(21,964)	Other long-term liabilities

Total	$109,512	$61,813	$(26,746)

Offsetting

        Generally, all of the Company's derivative instruments are subject to a master netting arrangement under which either party may offset amounts if the payment amounts are for the same transaction and in the same currency. By election, parties may agree to net other transactions. In addition, the arrangements provide for the net settlement of all contracts through a single payment in a single currency in the event of default or termination of the contract. The Company's policy is to net all

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

11. Derivative Financial Instruments (Continued)

derivative assets and liabilities in the accompanying Consolidated Balance Sheet when allowable by US GAAP.

        At March 31 2018, the Company has offset gross liabilities of $5.2 million with gross assets of $2.2 million related to our coffee swap positions only.

        Net gains/losses on financial instruments not designated as hedges for accounting purposes are as follows (in thousands):

	Successor				Predecessor
	October 1, 2017 to March 31, 2018	September 25, 2016 to March 25, 2017	September 25, 2016 to September 30, 2017	December 4, 2015 - September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015
	(Unaudited)	(Unaudited)
Net gain (loss) on cross currency swap	$—	$(47,252)	$(47,252)	$(24,673)	$1,473	$9,344
Net gain on interest rate swaps	43,210	87,808	73,987	(6,115)	—	516
Net gain (loss) on coffee futures	696	(1930)	(6,025)	448	—	—
Net gain (loss) on coffee swaps	(4,055)	(127)	(538)	—	—	—
Net gain (loss) on FX forward contracts	7,848	635	(6,495)	15,985	—	—

Total	$47,699	$39,134	$13,677	$(14,355)	$1,473	$9,860

12. Fair Value Measurements

        The Maple Company measures fair value as the selling price that would be received for an asset, or paid to transfer a liability, in the principal or most advantageous market on the measurement date. The hierarchy established by the Financial Accounting Standards Board prioritizes fair value measurements based on the types of inputs used in the valuation technique. The inputs are categorized into the following levels:

    Level 1—Observable inputs such as quoted prices in active markets for identical assets or liabilities.

    Level 2—Inputs other than quoted prices that are observable, either directly or indirectly, which include quoted prices for similar assets or liabilities in active markets and quoted prices for identical assets or liabilities in markets that are not active.

    Level 3—Unobservable inputs not corroborated by market data, therefore requiring the entity to use the best available information, including management assumptions.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

12. Fair Value Measurements (Continued)

        The following table summarizes the fair values and the levels used in fair value measurements for the Company's financial (liabilities) assets (in thousands):

	Successor
	March 31, 2018 (Unaudited)			September 30, 2017			September 24, 2016
	Fair Value Measurements Using			Fair Value Measurements Using			Fair Value Measurements Using
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Derivatives:
Interest rate swaps	$—	$111,081		$—	$67,871	$—	$—	$(6,484)	$—
Interest rate swaps	—	—		—	—	—	—	368	—
Coffee swaps	—	(3,703)
Coffee futures	—	696		—	352	—	—	810	—
Cross currency swap	—	—		—	—	—	—	(21,964)	—
Foreign currency forward contracts	—	1,438		—	(6,410)	—	—	524	—

Total	$—	$109,512	$—	$—	$61,813	$—	$—	$(26,746)	$—

        Level 2 derivative financial instruments use inputs that are based on market data of identical (or similar) instruments, including forward prices for commodities, interest rates curves and spot prices that are in observable markets.

Derivatives

        As of March 31, 2018, September 30, 2017 and September 24, 2016 the amount of loss estimated by the Maple Company due to credit risk associated with the derivatives for all significant concentrations was not material based on the factors of an industry recovery rate and a calculated probability of default.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes

        Income before income taxes and the provision for income taxes consist of the following (in thousands):

	Successor		Predecessor
	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015
Income before income taxes:
Domestic	$391,523	$73,467	$88,626	$668,729
Foreign	175,565	90,697	50,071	81,847

Total income before income taxes	$567,088	$164,164	$138,697	$750,576

Income tax expense:
United States federal:
Current	86,757	50,109	29,458	179,137
Deferred	17,294	(21,153)	(1,106)	(975)

	104,051	28,956	28,352	178,162
State and local:
Current	15,169	6,698	(6,674)	44,707
Deferred	(3,020)	(2,859)	2,626	(1,877)

	12,149	3,839	(4,048)	42,830

Total United States	116,200	32,795	24,304	220,992

Foreign:
Current	66,825	21,609	17,402	52,165
Deferred	1,401	293	(3,041)	(21,209)

Total foreign	68,226	21,902	14,361	30,956

Total income tax expense	$184,426	$54,697	$38,665	$251,948

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes (Continued)

        Net deferred tax liabilities consist of the following (in thousands) as of:

	Successor
	September 30, 2017	September 24, 2016
Deferred tax assets:
Federal benefit of state deferred items	$91,047	$93,008
Equity method investments	75,252	—
Net operating loss	53,502	3,959
Tax credit carryforwards	37,594	5,195
Accrued expenses	23,533	33,076
Share-based compensation	18,768	2,395
Inventories and related reserves	3,718	10,448
Capital losses	3,149	—
Debt issuance costs	1,468	—
Property, plant and equipment	871	5,720
Derivative instruments	474	5,625
Intercompany Interest	—	7,208
Other	378	—
Total deferred tax assets	309,754	166,634
Valuation allowances	(44,161)	(1,743)

Total deferred tax assets, net of valuation allowances	$265,593	$164,891

Deferred tax liabilities:
Trademarks and other intangible assets	(1,592,951)	(1,680,177)
Property, plant and equipment	(120,870)	—
Derivative instruments	(34,892)	—
Prepaid expenses	(4,744)	(1,887)
Other	(30)	—

Total deferred tax liabilities	(1,753,487)	(1,682,064)

Net deferred tax liabilities	$(1,487,894)	$(1,517,173)

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes (Continued)

        A reconciliation for continuing operations between the amount of reported income tax expense and the amount computed using the U.S. Federal Statutory rate of 35% as of September 30, 2017 and September 24, 2016, respectively, is as follows:

	Successor		Predecessor
	September 25, 2016 to September 30, 2017	March 3, 2016 to September 24, 2016	September 27, 2015 to March 2, 2016	September 28, 2014 to September 26, 2015
Tax at U.S. federal statutory rate	35.00%	35.00%	35.00%	35.00%
State taxes (net of federal)	3.66%	3.34%	3.16%	4.65%
Permanent items	(5.28)%	(6.92)%	2.68%	(2.76)%
Foreign rate difference	(1.25)%	(5.86)%	(2.96)%	(2.08)%
Tax credits	(35.18)%	(1.18)%	(3.41)%	(0.12)%
Valuation allowance for deferred tax assets	3.65%	—%	—%	—%
U.S. taxation of foreign earnings	30.00%	—%	—%	—%
Deferred rate change	(0.43)%	(3.56)%	1.14%	—%
State refund	(0.16)%	—%	(14.84)%	—%
Uncertain tax positions	2.81%	11.58%	7.41%	—%
Provincial taxes	—%	—%	—%	1.42%
Other	(0.31)%	0.93%	(0.30)%	(2.54)%
U.S. taxation of foreign earnings—(H.R. 1) Tax Reform	—%	—%	—%	—%
Deferred rate change—(H.R. 1) Tax Reform	—%	—%	—%	—%

Tax at effective rates	32.51%	33.33%	27.88%	33.57%

        The Maple Company's effective income tax rates were (119.61)% and 35.03% for the six months ended March 31, 2018 and March 25, 2017, respectively. The effective income tax rate is based upon estimated income before income taxes for the year, by jurisdiction, and estimated permanent tax adjustments. For the six months ended March 31, 2018, the tax provision included net discrete tax benefit of $472 million, of which $481 million comprised the impact of the enactment of H.R. 1 (the "Act"), commonly referred to as the Tax Cuts and Jobs Act of 2017.

        The Maple Company recognizes deferred tax assets to the extent that the Maple Company believes these assets are more likely than not to be realized. In making such a determination, the Maple Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Maple Company has remeasured its deferred taxes at a blended rate of 24.51% for temporary differences that will reverse during the first tax reporting period ending September 28, 2018 following enactment and remeasured the remaining deferred at the 21% long term rate.

        As of March 31, 2018, the Maple Company has a U.S. tax credit carryforward of $24.4 million that will expire in fiscal year 2028, against which the Company has provided a valuation allowance of $15.2 million. As of March 31, 2018, September 30, 2017 and September 24, 2016, the Maple Company has loss carryforwards, a portion with no expiration dates, in various non-U.S. jurisdictions and a portion that will expire in fiscal year 2034, with tax benefits totaling $55.6 million, $52.5 million and $2.9 million, respectively. The majority of the non-U.S. loss carryforwards represent local country net

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes (Continued)

operating losses. Based upon earnings history and future plans, the Maple Company has concluded it is more likely than not that a portion of these foreign loss carryforwards will not be realized. As of March 31, 2018, September 30, 2017 and September 24, 2016, the Maple Company has provided valuation allowances of $28.4 million, $28.9 million and $1.7 million, respectively, against certain of these carryforwards.

        The Tax Cuts and Jobs Act was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings. At March 31, 2018, the Maple Company had not completed its accounting for the tax effects of enactment of the Act; however, in certain cases, as described below, the Maple Company has made a reasonable estimate of the effects on its existing deferred tax balances and the one-time transition tax. For the items for which it was able to determine a reasonable estimate, the Maple Company recognized a provisional amount of $5.8 million, which is included as a component of income tax expense from continuing operations. In all cases, the Maple Company will continue to make and refine its calculations as additional analysis is completed. In addition, the Maple Company's estimates may also be affected as it gains a more thorough understanding of the tax law.

Provisional amounts

        Deferred tax assets and liabilities: Maple Parent remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is either 24.51% or 21%. However, Maple Company is still analyzing certain aspects of the Tax Cuts and Jobs Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts. The provisional amount recorded related to the remeasurement of our deferred tax balance was $490 million.

Foreign tax effects

        One-time transition tax: The one-time transition tax is based on our total post-1986 earnings and profits (E&P) that we previously deferred from US income taxes. We recorded a provisional amount for our one-time transition tax liability for $16.6 million on earnings of certain foreign subsidiaries which brought up foreign tax credits of $7.6 million, resulting in a net increase in income tax expense of $9 million. We have not yet completed our calculation of the total post-1986 E&P for these foreign subsidiaries. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. This amount may change when we finalize the calculation of post-1986 foreign E&P previously deferred from US federal taxation and finalize the amounts held in cash or other specified assets. No additional income taxes have been provided for any remaining undistributed foreign earnings not subject to the transition tax, or any additional outside basis difference inherent in these entities, as these amounts continue to be indefinitely reinvested in foreign operations. As of March 31, 2018, September 30, 2017 and September 24, 2016, the Company had $131.4 million (for which taxes have been provided), $47.1 million and $199.6 million, of undistributed foreign earnings, respectively.

        The Maple Company is afforded, provided certain requirements are satisfied, a reduced tax rate for its Swiss procurement company under a mixed company ruling from the Swiss tax authorities and as a result has recorded a reduction in tax liability of $4.4 million and $1.7 million for the successor

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes (Continued)

periods ending September 30, 2017 and September 24, 2016, respectively, $1.2 million for the predecessor period ending March 2, 2016. The reduced rates from the ruling are effective through December 31, 2018.

        The Maple Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process whereby (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

        The total amounts of unrecognized tax benefits as of March 31, 2018, September 30, 2017 and September 24, 2016 were $31.1 million, $33.2 million, and $21 million, respectively. The amounts of unrecognized tax benefits that would impact the effective tax rate if resolved in favor of the Company are $31.1 million, $33.2 million, and $21 million at March 31, 2018, September 30, 2017 and September 24, 2016, respectively. As a result of acquisitions in prior years, the Company is indemnified for $6.7 million of the total reserve balance, with a total indemnification pool of $6.7 million. If these unrecognized tax benefits are resolved in favor of the Maple Company, the associated indemnification receivable, recorded in other long-term assets on the consolidated balance sheets, would be reduced accordingly.

        As of March 31, 2018, September 30, 2017, and September 24, 2016, accrued interest of $6.6 million, $5.4 million, and $4 million, respectively, and no accrued penalties were included in the consolidated balance sheets related to unrecognized tax benefits. The Maple Company recognizes interest and penalties in income tax expense. Income tax expense included $1.2 million, $1.5 million and $0.7 million of interest for the periods ending March 31, 2018, September 30, 2017 and September 24, 2016, respectively. No penalties were recorded in income tax expense for the periods ending March 31, 2018, September 30, 2017 and September 24, 2016.

        The Maple Company released $3.9 million and $0.1 million of unrecognized tax benefits during the periods ending September 30, 2017 and September 24, 2016, respectively, due to the expiration of the statute of limitations. As of March 31, 2018 the Maple Company expects to release $12.6 million of unrecognized tax benefits in Fiscal Year 2018 due to the expiration of the statute of limitations.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

13. Income Taxes (Continued)

        A reconciliation of increases and decreases in unrecognized tax benefits is as follows for September 24, 2016 to March 31, 2018 (in thousands):

	Successor
	March 31, 2018	September 30, 2017	September 24, 2016
	(Unaudited)
Beginning balance of unrecognized tax benefits	$33,225	$20,966	$19,768
Increases related to prior period tax positions		18,191	1,236
Decreases related to prior period tax positions	(1,949)	(6,235)	(130)
Increases related to current period tax positions		—	—
Decreases related to current period tax positions		—	—
Increases from effects of foreign currency exchange rates	(165)	303	92

Gross tax contingencies—balance	$31,111	$33,225	$20,966

        The Maple Company intends to submit a mutual agreement procedure ("MAP") request to the Canada-U.S. competent authorities for the 2012 and 2013 fiscal years. The Maple Company is currently under examination, or may be subject to examination, by various jurisdictions inside and outside the U.S. as well as U.S. states for fiscal years 2010 through 2016. The Maple Company believes it has appropriately provided for all tax contingencies.

14. Stockholders' Equity

Common Stock

Successor

        Maple has Class A and Class B common stock. Class A represents the ownership interest held by JAB. Class B represents the ownership interest held by Mondelez. Class A and Class B shareholders have entered into a Maple Shareholders' Agreement. Under the Maple Shareholders' Agreement, JAB is entitled to seven board seats, Mondelez is entitled to two board seats, and the Maple CEO is entitled to one seat. In addition, the Maple board may nominate an independent industry expert as an additional director for a total of 11 members. The Maple board will each have one vote except that one of Mondelez's two directors will be entitled to two votes. Mondelez has certain minority protection rights, including veto rights over specified decisions relating to the combined business. JAB and Mondelez have agreed not to transfer their shares in Maple before July 2018. Thereafter, either party may initiate a public offering process for its shares, subject, in the case of a proposed transfer by Mondelez, to a right of first offer in favor of JAB. Subject to certain exceptions, each of the parties to the Maple Shareholders' Agreement has agreed not to compete with the business of Maple for the duration of the Maple Shareholders' Agreement and for two years after such party ceases to be a party to the agreement.

Common Stock Dividends

Successor

        Maple declared and paid dividends of $22.6 million, $55.3 million and $10.1 million to its shareholders in the successor periods ending March 31, 2018, September 30, 2017 and September 24,

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

14. Stockholders' Equity (Continued)

2016, respectively, which includes dividends paid to NCI shareholders as quantified in Note 15 Employee Redeemable Non-Controlling Interest.

Predecessor

        During the first quarter of fiscal 2016, Keurig declared a quarterly dividend of $0.325 per common share, or $48.5 million in the aggregate, paid on February 16, 2016 to stockholders of record on January 15, 2016. In the predecessor period Keurig paid aggregate dividends of approximately $92.6 million.

Stock Repurchase Program

Predecessor

        On July 31, 2015, the Keurig Board of Directors authorized the repurchase of up to an additional $1 billion of Keurig's outstanding common stock over the following two years, at such times and prices as determined by Keurig's management (the "July 2015 repurchase authorization"). At various times beginning in fiscal 2012, and including the July 2015 repurchase authorization, Keurig's Board of Directors authorized Keurig to repurchase a total of $3.5 billion of Keurig's common stock.

        Prior to the Keurig Acquisition in March 2016, Keurig repurchased 4,364,186 shares on the open market for approximately $235 million.

Accumulated Other Comprehensive Income (Loss)

        The following tables provide the changes in the components of accumulated other comprehensive income (loss), net of tax (in thousands):

Successor

Accumulated Other Comprehensive Income (Loss)
Balance at March 3, 2016	$—
Foreign currency exchange impact	25,502

Balance at September 24, 2016	$25,502
Foreign currency exchange impact	80,581

Balance at September 30, 2017	$106,083
Foreign currency exchange impact (Unaudited)	(31,048)

Balance at March 31, 2018 (Unaudited)	$75,035

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

14. Stockholders' Equity (Continued)

Predecessor

	Cash flow Hedges	Translation	Accumulated Other Comprehensive Income (Loss)
Balance at September 27, 2014	$8,952	$(63,003)	$(54,051)
Other comprehensive loss during the period	$(8,107)	$(137,129)	$(145,236)
Foreign currency exchange impact on cash flow hedges	$(15)	$—	$(15)

Balance at September 26, 2015	$830	$(200,132)	$(199,302)
Other comprehensive loss during the period	(118)	—	(118)
Foreign currency exchange impact	20	(9,232)	(9,212)

Balance at March 2, 2016	$732	$(209,364)	$(208,632)

15. Employee Redeemable Non-Controlling Interest and Mezzanine Equity Awards

        In August 2016, Keurig introduced the Executive Ownership Plan ("EOP"), under which certain employees can invest in shares of Keurig's immediate parent, Maple Parent Corporation, a wholly owned subsidiary of Maple. The EOP also provides the non-controlling interest shareholders with the right to put their shares back to the Company at fair value during certain periods. Since redemption of these shares is subject to certain conditions at the option of the holder, the fair value of the redeemable non-controlling interest and equity awards are classified within the "mezzanine equity" section of the consolidated balance sheets. The employee non-controlling interest represents the redemption value of shares purchased with cash. The mezzanine equity awards (recorded at fair value) include shares purchased with loans and the portion of restricted stock units for which compensation expense has been recognized. These put rights terminate upon an initial public offering or merger into a public company, when employees would then be able to sell shares on the open market.

        Shares financed through loans are treated as options, and accordingly neither the shares nor the notes are recorded on the consolidated balance sheets. The fair value of the options are recorded in mezzanine equity awards.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

15. Employee Redeemable Non-Controlling Interest and Mezzanine Equity Awards (Continued)

        A summary of the activity under the EOP, is presented below:

	Successor
	October 1, 2017 to March 31, 2018	September 25, 2016 to September 30, 2017	December 4, 2015 to September 24, 2016
	(Unaudited)
Balance, beginning of period	$218,792	$66,002	$—
Net income attributable to noncontrolling interests	8,067	4,958	—
Stock based compensation	25,794	57,577	5,658
Proceeds from (cash distributions to) redeemable NCI shareholders	—	4,642	60,344
Adjustment of non-controlling interests to fair value	36,702	86,382	—
Dividends paid to NCI shareholders	(642)	(1,445)	—
Currency translation adjustment and other	(695)	676	—

Ending balance	$288,018	$218,792	$66,002

16. Employee Compensation Plans

Predecessor

Equity-Based Incentive Plans

        On March 6, 2014, Keurig registered shares of common stock pursuant to the 2014 Omnibus Plan (the "2014 Plan"), which replaced the 2006 Incentive Plan (the "2006 Plan") and increased the total shares of common stock authorized for issuance to 8 million (the "Fungible Pool Limit"). Both plans provided for the issuance of several types of share-based incentive compensation including stock options, stock appreciation rights, restricted stock, restricted stock units and performance stock units. Stock options and stock appreciation rights were counted against the Fungible Pool Limit as 1.0 Fungible Pool Unit. Both the 2014 Plan and 2006 Plan required the exercise price for all awards requiring exercise to be no less than 100% of fair market value per share of common stock on the date of grant, with certain provisions which increase the option exercise price of an incentive stock option to 110% of the fair market value of the common stock if the grantee owns in excess of 10% of Keurig's common stock at the date of grant.

        Options under the 2006 Plan and 2014 Plan became exercisable over periods determined by the Keurig Board of Directors, generally in the range of three to four years.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

        Option activity is summarized as follows:

	Number of Shares	Weighted Average Exercise Price (per share)
Outstanding at September 27, 2014	3,436,727	$25.24
Granted	201,798	$137.31
Exercised	(1,520,757)	$10.89
Forfeited/expired	(77,799)	$80.75
Outstanding at September 26, 2015	2,039,969	$44.91
Granted	666,763	$52.98
Exercised	(505,339)	$23.50
Forfeited/expired(1)	(31,655)	$69.86

Outstanding at March 2, 2016	2,169,738	$52.01

Exercisable at March 2, 2016	1,062,377	$39.97

(1)
At the time of Keurig Acquisition 204,510 shares were not exercised due to the grants being "out of the money". These shares were forfeited at the effective time of the Keurig Acquisition and therefore are not included in the table above.

        All outstanding options of Keurig became fully vested in connection with the Keurig Acquisition and settled for cash as part of the acquisition consideration.

        The following table summarizes information about stock options that had vested at September 26, 2015:

Number of options outstanding	Weighted average remaining contractual life (in years)	Weighted average exercise price
2,036,855	5.5	$44.83

        The following table summarizes information about stock options that had vested at March 2, 2016:

Number of options outstanding	Weighted average remaining contractual life (in years)	Weighted average exercise price
2,158,996	6.9	$51.97

        The following table summarizes information about stock options exercisable at September 26, 2015:

Number of options exercisable	Weighted average remaining contractual life (in years)	Weighted average exercise price
1,413,283	4.4	$28.82

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

        The following table summarizes information about stock options exercisable at March 2, 2016:

Number of options exercisable	Weighted average remaining contractual life (in years)	Weighted average exercise price
1,062,377	4.8	$39.97

        Compensation expense is recognized only for those options expected to vest, with forfeitures estimated based on Keurig's historical employee turnover experience and future expectations.

        Keurig used a blend of recent and historical volatility to estimate expected volatility at the measurement date. The expected life of options is estimated based on options vesting periods, contractual lives and an analysis of Keurig's historical experience.

        The intrinsic value of options exercised during the predecessor periods ending March 2, 2016 and September 26, 2015, were approximately $31 million and $107 million, respectively. Keurig's policy during the predecessor periods was to issue new shares upon exercise of stock options.

        The grant-date fair value of employee share options and similar instruments is estimated using the Black-Scholes option-pricing model with the following assumptions for grants issued during the predecessor periods ending March 2, 2016 and September 26, 2015.

	March 2, 2016	September 26, 2015
Average expected life	5.5 years	5.5 years
Average volatility	60%	57%
Dividend yield	2.45%	0.84%
Risk-free interest rate	1.68%	1.61%
Weighted average grant date fair value	$23.50	$66.19

Restricted Stock Units and Other Awards

        Keurig awarded RSUs, and PSUs to eligible employees (each, a "Grantee") which entitle the Grantee to receive shares of Keurig's common stock. RSUs and PSUs are awards denominated in units that are settled in shares of Keurig's common stock upon vesting. The fair value of RSUs, and PSUs was based on the closing price of Keurig's common stock on the grant date. Compensation expense for RSUs was recognized ratably over a Grantee's service period. Compensation expense for PSUs was also recognized over a Grantee's service period, but only if and when Keurig concluded that it was probable (more than likely) the performance condition(s) will be achieved. The assessment of probability of achievement was performed each quarter based on the relevant facts and circumstances at that time, and if the estimated grant-date fair value changes as a result of that assessment, the cumulative effect of the change on current and prior periods is recognized in the period of change. In addition, Keurig previously awarded deferred cash awards ("DCAs") to Grantees which entitle a Grantee to receive cash paid over time upon vesting. The vesting of DCAs was conditioned on a Grantee's continuing employment. These awards vested over periods determined by the Keurig Board of Directors, generally in the range of three to four years for RSUs, and DCAs, and three years for PSUs.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

        The following table summarizes the number and weighted average grant-date fair value of nonvested RSUs:

	Share Units	Weighted Average Grant- Date Fair Value	Weighted Average Remaining Contractual Life (in years)
Nonvested, September 27, 2014	409,173	$86.50	3.26
Granted	154,064	$116.80
Vested	(128,465)	$65.96
Forfeited	(20,359)	$114.12

Nonvested, September 26, 2015	414,413	$102.78	2.23
Granted	317,126	$55.90
Vested	(108,237)	$74.92
Forfeited	(16,468)	$92.44

Nonvested, March 2, 2016	606,834	$83.53	2.34

        As of March 2, 2016, total RSUs expected to vest totaled 599,213 million shares with an intrinsic value of $55.1 million.

        All of the RSU's of Keurig became fully vested in connection with the acquisition and were settled for cash as part of the acquisition consideration.

        The total intrinsic value of RSUs converted to shares of common stock during the predecessor periods ending March 2, 2016 and September 26, 2015 were $6 million and $15.5 million, respectively.

        The following table summarizes the number and weighted average grant-date fair value of unvested PSUs based on the target award amounts in the PSU agreements as of September 26, 2015:

	Share Units	Weighted Average Grant- Date Fair Value
Outstanding on September 27, 2014	195,782	$67.38
Granted	45,216	$138.08
Converted	(75,421)	$41.52
Forfeited	(5,451)	$124.73
Actual performance change(1)	(52,528)	$91.59

Outstanding on September 26, 2015(2)	107,598	$78.43

(1)
Reflects the net number of PSUs above and below target levels based on actual performance measured at the end of the performance period

(2)
The outstanding PSUs, for which the performance period has not ended as of September 26, 2015, at the threshold award and maximum award levels, were 65,392 and 149,804, respectively. Does not include shares underlying the performance stock units granted in fiscal 2014 as the performance period has concluded and the threshold performance criteria was not achieved.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

        The following table summarizes the number and weighted average grant-date fair value of unvested PSUs based on the target award amounts in the PSU agreements as of March 2, 2016:

	Share Units	Weighted Average Grant- Date Fair Value
Outstanding on September 26, 2015	107,598	$78.43
Granted	55,873	$88.78
Converted	(65,392)	$39.98
Forfeited	(1,219)	$139.01

Outstanding on March 2, 2016(1)	96,860	$110.09

(1)
All of the PSUs became fully vested at target in connection with the acquisition and were settled for cash as part of the acquisition consideration.

Employee Stock Purchase Plan

        On March 6, 2014, Keurig registered shares pursuant to the 2014 Amended and Restated Employee Stock Purchase Plan ("2014 ESPP") which replaced the Amended and Restated Employee Stock Purchase Plan ("2008 ESPP"). Under these plans eligible employees could purchase shares of Keurig's common stock, subject to certain limitations, at the lesser of 85 percent of the beginning or ending withholding period fair market value as defined in the plan. There were two six-month withholding periods in each fiscal year. In connection with the Keurig Acquisition the 2014 ESPP was terminated.

        The grant-date fair value of employees' purchase rights granted during the predecessor periods ending March 2, 2016 and September 26, 2015, under Keurig's ESPP was estimated using the Black-Scholes option-pricing model with the following assumptions:

	March 2, 2016	September 26, 2015
Average expected life	6 months	6 months
Average volatility	57%	35%
Dividend yield	2.20%	1.55%
Risk-free interest rate	0.10%	0.10%
Weighted average grant date fair value	$16.27	$20.28

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

Stock-Based Compensation Expense

        Stock-based compensation expense recognized in the consolidated statements of operations in the predecessor periods ending March 2, 2016 and September 26, 2015 (in thousands):

	March 2, 2016	September 26, 2015
Options	76,854	13,464
RSUs/PSUs/RSAs	61,317	14,746
Equity stock plan	1,950	3,724

Total stock-based compensation expense recognized in the Consolidated Statements of Operations	$140,121	$31,934

Total related tax benefit	$54,502	$12,065

        As a result of the Keurig Acquisition the vesting of each Keurig in-the-money option, RSU, PSU, and deferred cash award that was outstanding immediately prior to the acquisition was fully accelerated. As of the effective date of the acquisition, each share issued under the 2014 Plan, 2014 ESPP Plan, 2008 ESPP Plan and 2006 Plan, was terminated, and each holder was then entitled to receive an amount in cash equal to $92.00, with option holders receiving this amount less the applicable exercise price. Keurig recognized $125.4 million in share based compensation expense as a result of the accelerated vesting and plan terminations, which is included in the $140.1 million stock-based compensation expense.

Successor

        In September 2016, Maple Subsidiary, the direct parent of Keurig and a subsidiary of Maple introduced a new employee compensation program. The program is comprised of an Executive Ownership Plan ("EOP") which allows certain designated employees the right to acquire an ownership interest in Maple Subsidiary; and a Long Term Incentive Plan ("LTIP") under which certain designated employees may be granted awards in the form of restricted stock units in Maple Subsidiary. RSUs are awards denominated in units that are settled in shares of Maple Subsidiary upon vesting. In general, RSUs vest based on a Grantee's continuing employment. The fair value of these awards is based on the most recent valuation of Maple Subsidiary at the time of grant. Compensation expense is recognized ratably over a Grantee's service period. These awards generally fully vest on the four year six-month anniversary of the date of grant.

Matching Awards

        Eligible employees who made a pre-established minimum investment in Maple subsidiary under the EOP are eligible to receive a matching award grant of RSUs which vest in a similar manner to the RSU awards granted under the LTIP. These matching awards are valued and expensed in the same manner as other RSU grants.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

        The following table summarizes the number and weighted average grant-date fair value of nonvested RSU's:

	Share Units	Weighted Average Grant- Date Fair Value	Weighted Average Remaining Contractual Life (in Years)
Nonvested, March 3, 2016	—	$—	—
Granted	167,118	1,000	4.5

Nonvested, September 24, 2016	167,118	$1,000	4.5

Granted	17,877	1,812
Vested	(1,000)	1,000
Forfeited	(17,567)	1,052

Nonvested, September 30, 2017	166,428	$1,082	3.6

Granted	—	—
Vested	(1)	1,000
Forfeited	(3,526)	1,186

Nonvested, March 31, 2018 (Unaudited)	162,901	1,079	3.1

Loans to Employees

        Eligible employees were provided the option to finance a portion of their investment under the EOP with a loan from Maple Subsidiary. All loans outstanding as of September 30, 2017 are limited recourse loans which may be pre-paid by participants at any time. In consideration of these terms the Maple Company treats these financed shares in Maple Subsidiary as a similar instrument to a share option and records stock based compensation based upon the fair value at each balance sheet date using the Black-Scholes option-pricing model with the following assumptions for purchased shares in Maple Subsidiary. The risk-free interest rate is based on the implied yield available on U.S. Treasury zero-coupon issues with an equivalent remaining term. The dividend yield assumption is based on the Maple Company's anticipated cash dividend payouts. If redeemed, total outstanding shares financed through non-recourse loans would result in a cash obligation, net of outstanding balances on the non-recourse loans, to Keurig of $26.7 million, $20.9 million and $0 as of March 31, 2018, September 30, 2017 and September 24, 2016, respectively.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

16. Employee Compensation Plans (Continued)

Stock-Based Compensation Expense

        Stock-based compensation expense recognized in the consolidated statements of operations in the successor periods ending March 31, 2018, March 25, 2017, September 30, 2017, and September 24, 2016 (in thousands):

	Successor
	March 31, 2018	March 25, 2017	September 30, 2017	September 24, 2016
	(Unaudited)	(Unaudited)
RSUs	$25,794	$31,872	$40,792	$906
Purchased Shares with loans	5,669	12,595	16,785	4,752

Total stock-based compensation expense recognized in the consolidated statements of operations	$31,463	$44,467	$57,577	$5,658

Total related tax benefit	$6,023	$7,288	$16,162	$360

        As of September 30, 2017, total unrecognized compensation cost related to all non-vested stock-based compensation arrangements was approximately $141.2 million. This unrecognized cost is expected to be recognized over a weighted-average period of approximately 3.5 years.

17. Employee Retirement Plans

Defined Contribution Plans

        The Maple Company has a defined contribution plan which meets the requirements of section 401(k) of the Code. All full-time U.S. employees of Keurig who are at least 18 years of age and have completed one month of service, and U.S. employees of Keurig who are not full-time employees but are at least 18 years of age and have completed one year of service, are eligible to participate in the plan. The plan allows employees to defer a portion of their salary on a pre-tax basis and Keurig matches 100% on the first 1% of eligible compensation, and then 60% on up to the next 5% of eligible compensation, capped at the Internal Revenue Service limits. The Maple Company contributions to the plan were $11.2 million and $6.3 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $4.1 million and $10.5 million for the predecessor periods ending March 2, 2016 and September 26, 2015.

        The Maple Company also has several Canadian Group Registered Retirement Savings Plans ("GRRSP") and a Deferred Profit Sharing Plan ("DPSP"). Under these plans, employees can contribute a certain percentage of their salary and the Maple Company can also make annual contributions to the plans. The Maple Company contributions to the Canadian plans were $1.3 million and $0.4 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $0.8 million and $1.3 million for the predecessor periods ending March 2, 2016 and September 26, 2015.

Maple Parent Holdings Corp.

Notes to Consolidated Financial Statements (Continued)

17. Employee Retirement Plans (Continued)

Defined Benefit Plans

        The Maple Company has a supplementary defined benefit retirement plan and a supplementary employee retirement plan (collectively the "Plans") for certain management employees in Canada. The cost of the Plans is calculated according to actuarial methods that encompass management's best estimate regarding the future evolution of salary levels, the age of retirement of salaried employees and other actuarial factors. These Plans are not funded and there are no plan assets. Future benefits will be paid from the funds of the Maple Company.

        At September 30, 2017 and September 24, 2016, the projected benefit obligation was $1.4 million and $1.1 million, respectively. These amounts are classified in Other long-term liabilities. Net periodic pension benefit/(expense) was $(0.2) million and $(0.1) million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $0.1 million and $(.01) million for the predecessor periods ending March 2, 2016 and September 26, 2015.

18. Deferred Compensation

Predecessor

        The Amended and Restated 2002 Deferred Compensation Plan, adopted October 1, 2015 (the "2002 Deferred Compensation Plan"), permitted certain highly compensated officers and employees of Keurig and non-employee directors to defer eligible compensation payable for services rendered to the Company. Participants could elect to receive deferred compensation in the form of cash payments or shares of Keurig common stock on the date or dates selected by the participant or on such other date or dates specified in the 2002 Deferred Compensation Plan. The 2002 Deferred Compensation Plan was in effect for compensation earned on or after September 29, 2002. The administrator of the plan did not designate any officers or employees as eligible participants. During the predecessor period between September 27, 2015 and March 2, 2016, rights to acquire 2,337 shares of Keurig common stock were granted and vested, and 14,048 rights to shares of Common Stock were exercised. During the fiscal year ended September 26, 2015, rights to acquire 4,844 shares of Keurig common stock were granted and vested, and 12,568 rights to shares of Keurig common stock were exercised.

        Effective January 1, 2015 Keurig also adopted an annual deferred compensation benefit plan for Vice Presidents and above. The annual deferred compensation plan was a non-qualified deferred compensation plan which provided additional retirement benefits to select executives by providing for an annual deferred compensation benefit equal to 4% of the executive's compensation that exceeded certain Internal Revenue Service limits applicable to the Company's 401(k) plan. Keurig recognized $0.3 million and $0.1 million in expenses for the annual non-qualified deferred compensation plan in the predecessor periods ending March 2, 2016 and September 26, 2015, respectively. These plans were terminated as part of the Keurig acquisition on March 3, 2016.

19. Commitments and Contingencies

Lease Commitments

        The Maple Company leases office and retail space, production, distribution and service facilities, and certain equipment under various non-cancellable operating leases, with terms ranging from one to twenty years. Property leases normally require payment of a minimum annual rental plus a pro-rata share of certain landlord operating expenses. Total rent expense, under all operating leases,

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Notes to Consolidated Financial Statements (Continued)

19. Commitments and Contingencies (Continued)

approximated $23.1 million and $12.7 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively. For the predecessor periods ending March 2, 2016 and September 26, 2015, total rent expense under all operating leases approximated $15.8 million and $20.0 million, respectively. The Maple Company has subleases relating to certain of its operating leases. Sublease income for predecessor and successor periods was not material.

        In addition, the Maple Company leases a manufacturing facility which is accounted for as a capital lease. The initial term of the lease is fifteen years with six additional renewal terms of five years each at the Maple Company's option. The lease requires payment of a minimum annual rental and the Maple Company is responsible for property taxes, insurance and operating expenses.

        In June 2012, Keurig entered into an arrangement to lease approximately 425,000 square feet located in Burlington, Massachusetts.

        Due to the Maple Company's involvement in the Burlington, Massachusetts construction project, including its obligations to fund certain costs of construction exceeding amounts incurred by the lessor, the Maple Company was deemed to be the owner of the project, which includes a pre-existing structure on the site, even though the Maple Company is not the legal owner. Accordingly, total project costs incurred during construction were capitalized along with a corresponding financing obligation for the project costs that were incurred by the lessor. In addition, the Maple Company capitalized the estimated fair value of the pre-existing structure of $4.1 million at the date construction commenced as construction-in-progress with a corresponding financing obligation. Upon completion of the project, the Maple Company has continued involvement beyond a normal leaseback, and therefore, has not recorded a sale or derecognized the assets. As a result, the lease is accounted for as a financing transaction and the recorded asset and related financing obligation remains on the consolidated balance sheets. Additionally, the Maple Company has similar arrangements related to two properties in South Burlington, Vermont and has recorded the assets and a related financing obligation in a similar manner.

        As of September 30, 2017, future minimum lease payments under financing obligations, capital lease obligations and non-cancellable operating leases as well as minimum payments to be received under non-cancellable subleases are as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases	Subleases	Financing Obligations
2018	$3,518	$11,812	$(493)	$11,966
2019	3,838	10,452	(503)	11,209
2020	3,838	9,562	(517)	11,419
2021	3,838	8,646	(196)	11,419
2022	3,838	7,097	(88)	11,419
Thereafter	16,629	10,604	(243)	84,447

Total	$35,499	$58,173	$(2,040)	$141,879

Less: amount representing interest	(11,216)			(45,856)

Present value of future minimum lease payments	$24,283			$96,023

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Notes to Consolidated Financial Statements (Continued)

19. Commitments and Contingencies (Continued)

        The financing obligations in the table above primarily represent the portion of the future minimum lease payments which have been allocated to the facilities in Burlington, Massachusetts and will be recognized as reductions to the financing obligation and as interest expense.

Legal Proceedings

Litigation Relating to Pending Merger of Maple and DPSG

        On March 28, 2018, two purported stockholders of Dr Pepper Snapple Group, Inc. ("DPSG") filed an action in the Delaware Court of Chancery (the "Court") captioned City of North Miami Beach General Retirement Plan v. Dr Pepper Snapple Group, Inc. et al., C.A. No. 2018-0227-AGB. The complaint follows the announcement of the Agreement and Plan of Merger by and Among Maple Parent Holdings Corp., DPSG, and Salt Merger Sub, Inc. dated as of January 29, 2018, and DPSG's filing of its Preliminary Proxy Statement on Schedule 14A with the United States Securities and Exchange Commission about that agreement and the contemplated transaction whereby Salt Merger Sub, Inc. will merge with and into Maple Parent Holdings Corp. ("Maple Parent"), which will then become a wholly owned subsidiary of DPSG. DPSG stockholders will continue to be DPSG stockholders and will receive from DPSG a special dividend of $103.75 per share.

        The complaint alleges that DPSG stockholders are entitled to appraisal rights in connection with the transaction, and the right to appraisal should have been disclosed to DPSG stockholders in the Preliminary Proxy Statement. The Company's indirect parent, Maple Parent, is named as a defendant in the complaint, along with DPSG, the individual members of the DPSG board of directors and Salt Merger Sub, Inc., which is a wholly owned subsidiary of DPSG. The Company is not named as a defendant.

        On April 11, 2018, the Court entered a scheduling order providing for expedited briefing and a hearing on the question of whether DPSG stockholders are entitled to appraisal. The briefing will be completed by May 18, 2018. A hearing will be held on May 25, 2018. We do not believe that the ultimate resolution of this matter will have a material adverse effect on our business, financial condition or results of operations. However, the results of this matter cannot be predicted with certainty, and no assurance can be given that the ultimate resolution of any legal or administrative proceedings or disputes will not have a material adverse effect on our business, financial condition or results of operations.

Litigation Relating to Concluded Merger of Keurig

        From December 15, 2015 through January 19, 2016, four putative class action lawsuits were filed in the Court of Chancery of the State of Delaware against Keurig, the then-current members of the Keurig Board, Acorn, Acquisition Sub, JAB and JAB Holding, relating to the proposed acquisition of Keurig by JAB. On January 29, 2016, the actions were consolidated under the caption In re Keurig Green Mountain, Inc. Stockholders Litig., Consol. C.A. 11815-CB (Del. Ch.). The consolidated action alleged that the members of the Keurig Board of Directors breached their fiduciary duties by, among other things, (i) initiating a process to sell Keurig that undervalued it, (ii) capping the price of Keurig at an amount that did not adequately reflect its true value, (iii) failing to sufficiently inform themselves of Keurig's value or disregarding that value, (iv) committing to the proposed transaction at the expense of any alternate potential acquirers, and (v) making false and misleading proxy disclosures. The consolidated action also alleged that Keurig, Acorn, Maple merger sub, JAB and JAB Holding aided

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19. Commitments and Contingencies (Continued)

and abetted those alleged breaches of fiduciary duties by the members of the Keurig Board of Directors. On March 11, 2016, the court entered a stipulated order dismissing the action with prejudice with respect to the named plaintiffs and without prejudice as to other members of the class, and on July 26, 2016, the court denied the plaintiffs' application for an award of attorney's fees and ordered the action closed for all purposes.

        On January 27, 2016, a putative class action lawsuit (Montanio v. Keurig Green Mountain, Inc., Case No. 5:16-cv-00019-gwc) was filed in the United States District Court for the District of Vermont against Keurig, the then-current members of the Keurig Board of Directors, Acorn, Maple merger sub and JAB. The complaint alleges, among other things, (i) that the defendants violated federal securities laws by disseminating a proxy statement that was allegedly false and misleading, and which allegedly failed to disclose facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and (ii) that the Keurig directors violated federal securities laws in exercising control over individuals alleged to have disseminated the proxy statement that was allegedly false and misleading. The complaint seeks, among other things, an order that the action may be maintained as a class action, certification of the plaintiff as a representative of the class and plaintiff's counsel as class counsel, a declaration that the proxy was materially false and misleading and in violation of certain federal securities laws, injunctive relief, rescissory damages in favor of the plaintiff and the class, and the fees and costs associated with the litigation. On March 29, 2016, the court appointed the plaintiff who filed the action as lead plaintiff, and in June 2016, the defendants moved to dismiss the action. On February 16, 2017 the court granted the motion and dismissed the case with prejudice. Plaintiffs filed a motion for reconsideration, which the court denied on August 28, 2017. The time for appeal expired on September 27, 2017 with no appeal being taken.

Prop 65 Litigation

        On May 9, 2011, an organization named Council for Education and Research on Toxics ("CERT"), purporting to act in the public interest, filed suit in Los Angeles Superior Court (Council for Education and Research on Toxics v. Brad Barry LLC, et al., Case No. BC461182) against several companies, including the Company, that roast, package, or sell coffee in California. The Brad Barry complaint alleges that coffee contains the chemical acrylamide and that the Company and the other defendants are required to provide warnings under section 25249.6 of the California Safe Drinking Water and Toxics Enforcement Act, better known as Proposition 65. Acrylamide is not added to coffee, but forms in trace amounts (parts per billion) as part of a chemical reaction that occurs in the coffee bean when it is roasted. Therefore, it is present in all roasted coffee. To date, the Company is unaware of any reliable method for reducing acrylamide levels in coffee without adversely affecting the quality of the product. The Brad Barry action has been consolidated for all purposes with another Proposition 65 case filed by CERT on April 13, 2010 over allegations of acrylamide in "ready to drink" coffee sold in restaurants, convenience stores, and donut shops. (Council for Education and Research on Toxics v. Starbucks Corp., et al., Case No. BC 415759). Keurig was not named in the Starbucks complaint. Keurig has joined a joint defense group ("JDG") organized to address CERT's allegations, and Keurig intends to vigorously defend against these allegations. The court ordered the case phased for discovery and trial. Trial of the first phase of the case commenced on September 8, 2014 and was limited to three affirmative defenses shared by all defendants in both cases.

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Notes to Consolidated Financial Statements (Continued)

19. Commitments and Contingencies (Continued)

        All other claims and defenses were deferred for subsequent phases if defendants did not prevail on the three Phase 1 defenses. On September 1, 2015, the trial court issued an interlocutory ruling adverse to defendants on all Phase 1 defenses. Litigation of the last remaining affirmative defense and remedies (i.e., Phase 2) commenced in earnest in January 2016. Fact discovery was completed on May 31, 2017. Expert discovery was completed in August 2017. Trial on the remaining affirmative defense to liability commenced on September 5, 2017. On March 28, 2018, the trial court issued a preliminary interlocutory ruling adverse to defendants on the Phase 2 defenses. The ruling is not final. Should the trial court finalize its ruling against the defendants in this phase, the case will proceed to a third phase of trial regarding remedies issues including potential warnings to consumers of coffee and potential penalties. The trial court has not set a further trial date or proceedings on remedies issues.

        At this stage of the proceedings, prior to a trial on remedies issues, the Company is unable to predict the potential loss or effect on the Company or its operations that could be associated with the lawsuit. The trial court has discretion to impose zero penalties against the Company or to impose significant statutory penalties. Significant labeling or warning requirements that could potentially be imposed by the trial court may increase Company costs and adversely affect sales of coffee products. As such, this case may involve substantial expense and operational disruption, which could have a material adverse impact on our financial position and our results of operations. Furthermore, a future appellate court decision could reverse the trial court rulings. We can provide no assurances as to the outcome of any litigation.

Stockholder Litigation

        A consolidated putative securities fraud class action is presently pending against Keurig and two of its former officers and directors. During FY2017, the plaintiffs in one other previously-filed derivative action agreed to voluntarily dismiss their claims with prejudice on December 7, 2016.

        The pending putative securities fraud class action, captioned Louisiana Municipal Police Employees' Retirement System ("LAMPERS") v. Green Mountain Coffee Roasters, Inc., et al., Civ. No. 2:11-cv-00289, was filed in the United States District Court for the District of Vermont before the Honorable William K. Sessions, III. Plaintiffs' amended complaint alleged violations of the federal securities laws in connection with the Company's disclosures relating to its revenues and its inventory accounting practices. The amended complaint seeks compensatory damages, attorneys' fees, costs, and such other relief as the court should deem just and proper, on behalf of a class of all purchasers of the Company's common stock between February 2, 2011 and November 9, 2011. The initial complaint filed in the action on November 29, 2011, included counts for alleged violations of (1) Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended, (the "Securities Act") against the Company, certain of its officers and directors, and the Company's underwriters in connection with a May 2011 secondary common stock offering; and (2) Section 10(b) of the Exchange Act and Rule 10b-5 against the Company and the officer defendants, and for violation of Section 20(a) of the Exchange Act against the officer defendants. Pursuant to the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), 15 U.S.C. § 78u-4(a)(3), plaintiffs had until January 30, 2012 to move the court to serve as lead plaintiff of the putative class. Competing applications were filed and the court appointed Louisiana Municipal Police Employees' Retirement System, Sjunde AP-Fonden, Board of Trustees of the City of Fort Lauderdale General Employees' Retirement System, Employees' Retirement System of the Government of the Virgin Islands, and Public Employees' Retirement System of Mississippi as lead plaintiffs on April 27, 2012. Pursuant to a schedule approved by the court, plaintiffs filed their

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19. Commitments and Contingencies (Continued)

amended complaint on October 22, 2012, and plaintiffs filed a corrected amended complaint on November 5, 2012. Plaintiffs' amended complaint did not allege any claims under the Securities Act against the Company, its officers and directors, or the Company's underwriters in connection with the May 2011 secondary common stock offering. Defendants moved to dismiss the amended complaint on March 1, 2013, and on December 20, 2013, the court issued an order dismissing the amended complaint with prejudice. On January 21, 2014, plaintiffs filed a notice of appeal of the court's December 20, 2013 order in the United States Court of Appeals for the Second Circuit. Pursuant to a schedule entered by the appeals court, briefing on the appeal was completed on June 23, 2014. The Second Circuit heard oral argument on the appeal on December 1, 2014. On July 24, 2015, the Second Circuit issued an opinion vacating the district court's dismissal of the amended complaint and remanding the action to the district court. On September 29, 2015, defendants answered the complaint. On July 21, 2017, the court certified the class as requested. Fact and expert discovery are now completed. Summary judgment briefing concluded on December 15, 2017. No trial date has been set in the matter.

        The putative stockholder derivative action, a consolidated action captioned In re Green Mountain Coffee Roasters, Inc. Derivative Litigation, Civ. No. 2:10-cv-00233, premised on the same allegations asserted in the now dismissed Horowitz v. Green Mountain Coffee Roasters, Inc., Civ. No. 2:10-cv-00227 securities class action complaint, the LAMPERS action described above, and the now dismissed action captioned Fifield v. Green Mountain Coffee Roasters, Inc., Civ. No. 2:12-cv-00091, was filed in the United States District Court for the District of Vermont before the Honorable William K. Sessions, III. On November 29, 2010, the federal court entered an order consolidating two actions and appointing the firms of Robbins Umeda LLP and Shuman Law Firm as co-lead plaintiffs' counsel. On February 23, 2011, the federal court approved a stipulation filed by the parties providing for a temporary stay of that action until the court ruled on defendants' motions to dismiss the consolidated complaint in the Horowitz putative securities fraud class action. On March 7, 2012, the federal court approved a further joint stipulation continuing the temporary stay until the court either denied a motion to dismiss the Horowitz putative securities fraud class action or the Horowitz putative securities fraud class action was dismissed with prejudice. On April 27, 2012, the federal court entered an order consolidating the stockholder derivative action captioned Himmel v. Robert P. Stiller, et al., with two additional putative derivative actions, Musa Family Revocable Trust v. Robert P. Stiller, et al., Civ. No. 2:12-cv-00029, and Laborers Local 235 Benefit Funds v. Robert P. Stiller, et al., Civ. No. 2:12-cv- 00042. On November 14, 2012, the federal court entered an order consolidating an additional stockholder derivative action, captioned Henry Cargo v. Robert P. Stiller, et al., Civ. No. 2:12-cv-00161, and granting plaintiffs leave to lift the stay for the limited purpose of filing a consolidated complaint. The consolidated complaint was asserted nominally on behalf of the Company against certain of its officers and directors. The consolidated complaint asserted claims for breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution, and indemnification and seeks compensatory damages, injunctive relief, restitution, disgorgement, attorney's fees, costs, and such other relief as the court should deem just and proper. On May 14, 2013, the court approved a joint stipulation filed by the parties providing for a temporary stay of the proceedings until the conclusion of the appeal in the Horowitz putative securities fraud class action. On August 1, 2013, after the plaintiffs in the Horowitz putative securities fraud class action dismissed their appeal with prejudice, the parties filed a further joint stipulation continuing the temporary stay until the court either denied a motion to dismiss the LAMPERS putative securities fraud class action or the LAMPERS putative securities fraud class action was dismissed with prejudice, which the court

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Notes to Consolidated Financial Statements (Continued)

19. Commitments and Contingencies (Continued)

approved on August 2, 2013. On February 24, 2014, the court approved a further joint stipulation filed by the parties continuing the temporary stay until the appeals court ruled on the pending appeal in the LAMPERS putative securities fraud class action. The Second Circuit's July 24, 2015 decision on the LAMPERS appeal described above lifted the temporary stay. On December 7, 2016, the plaintiffs filed a stipulation voluntarily dismissing the consolidated action with prejudice.

        The Maple Company and the other defendants intend to continue to vigorously defend the LAMPERS matter. Additional lawsuits may be filed and, at this time, the Maple Company is unable to predict the outcome of the pending LAMPERS lawsuit, the possible loss or range of loss, if any, associated with the resolution of that lawsuit, or any potential effect that it may have on the Maple Company or its operations.

Antitrust Litigation

        On February 11, 2014, TreeHouse Foods, Inc., Bay Valley Foods, LLC, and Sturm Foods, Inc. filed suit against Green Mountain Coffee Roasters, Inc. and Keurig, Inc. in the U.S. District Court for the Southern District of New York (TreeHouse Foods, Inc. et al. v. Green Mountain Coffee Roasters, Inc. et al., No. 1:14-cv-00905-VSB). The TreeHouse complaint asserted claims under the federal antitrust laws and various state laws, contending that the Company has monopolized alleged markets for single serve coffee brewers and single serve coffee pods, including through its contracts with suppliers and distributors and in connection with the launch of the Keurig® 2.0. The TreeHouse complaint sought monetary damages, declaratory relief, injunctive relief, and attorneys' fees.

        On March 13, 2014, JBR, Inc. (d/b/a Rogers Family Company) filed suit against Keurig Green Mountain, Inc. in the U.S. District Court for the Eastern District of California (JBR, Inc. v. Keurig Green Mountain, Inc., No. 2:14-cv-00677-KJM-CKD). The claims asserted and relief sought in the JBR complaint were substantially similar to the claims asserted and relief sought in the TreeHouse complaint.

        Additionally, beginning on March 10, 2014, twenty-seven putative class actions asserting similar claims and seeking similar relief were filed on behalf of purported direct and indirect purchasers of the Company's products in various federal district courts. On June 3, 2014, the Judicial Panel on Multidistrict Litigation (the "JPML") granted a motion to transfer these various actions, including the TreeHouse and JBR actions, to a single judicial district for coordinated or consolidated pre-trial proceedings. An additional class action on behalf of indirect purchasers, originally filed in the Circuit Court of Faulkner County, Arkansas (Julie Rainwater et al. v. Keurig Green Mountain, Inc., No. 23CV-15-818), was similarly transferred on November 10, 2015. The actions are now pending before Judge Vernon S. Broderick in the Southern District of New York (In re: Keurig Green Mountain Single-Serve Coffee Antitrust Litigation, No. 1:14-md-02542-VSB) (the "Multidistrict Antitrust Litigation").

        On August 11, 2014, JBR filed a motion for a preliminary injunction, which the Company opposed. After a hearing, the district court in the Multidistrict Antitrust Litigation denied JBR's motion by order dated September 19, 2014. JBR appealed, and on October 26, 2015, the Court of Appeals affirmed the district court's denial of JBR's motion for a preliminary injunction.

        Consolidated putative class action complaints by direct purchaser and indirect purchaser plaintiffs were filed on July 24, 2014. The Company filed motions to dismiss these complaints and the complaints

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Notes to Consolidated Financial Statements (Continued)

19. Commitments and Contingencies (Continued)

in the TreeHouse and JBR actions on October 6, 2014. On November 25, 2014, all plaintiffs filed amended complaints and on February 2, 2015 the Company again moved to dismiss. On November 29, 2017, the district court denied the Company's motions to dismiss the amended complaints in the TreeHouse, JBR, and direct purchaser actions. The district court, by the same order, partially granted the Company's motion to dismiss the amended complaint in the indirect purchaser action and dismissed five claims seeking injunctive relief. The district court has not yet issued a decision on the remaining claims asserted in the indirect purchaser action. Discovery in the Multidistrict Antitrust Litigation has commenced.

        On September 30, 2014, a statement of claim was filed against the Company and Keurig Canada Inc. in Ontario, Canada by Club Coffee L.P. ("Club Coffee"), a Canadian manufacturer of single serve beverage pods, claiming damages of CDN $600 million and asserting a breach of competition law and false and misleading statements by the Company. Following the filing by the Company and Keurig Canada of a notice of motion for a motion to strike the claims made by Club Coffee for failure to state a reasonable cause of action, on August 31, 2015 Club Coffee filed a second amended statement of claim against the Company and Keurig Canada Inc. claiming the same amount of damages as in the original statement of claim.

        The Maple Company intends to vigorously defend all of the pending lawsuits. At this time, the Company is unable to predict the outcome of these lawsuits, the potential loss or range of loss, if any, associated with the resolution of these lawsuits or any potential effect they may have on the Company or its operations.

Employment Class Action

        A putative employment class action, captioned Alvaro Sanchez v. Keurig Green Mountain, Inc. and Does 1 - 100, was filed against Keurig in the Superior Court of California County of Monterey on July 14, 2015. The complaint alleges that the Company failed to pay proper wages and provide certain breaks to non-exempt temporary employees assigned by a temporary staffing agency to the Company's processing plant located in Castroville, California during the class period (which is defined as the period of time beginning four years before the commencement of the action through the date on which judgment on the action becomes final). The complaint seeks alleged damages, attorneys' fees, penalties, and injunctive and equitable relief on behalf of the putative class. The Maple Company filed its Answer denying all substantive allegations and removed the lawsuit to the United States District Court for the Northern District of California. Although the Maple Company strongly denies the allegations, it participated in a mediation in July 2017 and reached a settlement to resolve all claims on a classwide basis (subject to court approval) for approximately $92,000, inclusive of attorneys' fees. On April 6, 2018, the Court preliminarily approved the settlement on a class-wide basis. Barring any unforeseen circumstances (such as objections to the settlement), it is expected that the Court will issue its final approval in approximately July 2018.

Product Liability

        In November 2014, Keurig informed the U.S. Consumer Safety Commission (the "CPSC") and Health Canada that it identified a potential issue involving certain Keurig® MINI Plus (non-reservoir) brewers (K10 and B31 models), where on very rare occasions, hot liquid could escape the brewer. On December 23, 2014 Keurig issued a recall for its Keurig® MINI Plus brewers. On April 17, 2015 the

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19. Commitments and Contingencies (Continued)

CPSC notified Keurig that it had commenced a routine investigation of the recall and on September 9, 2016 the CPSC indicated to Keurig that they had concluded their investigation. The Division of Compliance for the CPSC concluded that Keurig failed to timely report the defect and would recommend to the CPSC that a "substantial civil penalty" be imposed on Keurig. The parties agreed on a $5.8 million fine and entered into a settlement agreement.

20. Related Party

        Keurig acquired a 30% investment in Bedford Systems, LLC in March 2017; the remaining 70% is owned by ABI. There were no material transactions between the Maple Company and ABI in fiscal year 2017, except as described in Note 8, Equity investments. The Maple Company charged approximately $0.2 million for providing transition services to Bedford Systems LLC as of September 30, 2017. In addition, the Maple Company shares several board members with ABI.

        Maple Subsidiary received $11.8 million and $60 million of cash from employees for new purchases of stock in the successor periods ending September 30, 2017 and September 24, 2016, respectively.

        Please refer to Note 10 Long-Term Debt, for a description of the Maple BV and Mondelez loans.

        Additionally, as a result of Keurig's purchase by JAB, Keurig has certain common ownership with Peet's Coffee, Caribou Coffee, and Krispy Kreme.

Peet's Coffee

        Keurig manufactures portion packs containing a selection of coffee and tea varieties under Peet's brands for sale in the United States and Canada. As part of this agreement Peet's issues purchase orders to the Company for portion packs to be supplied to Peet's and sold in select channels. In turn Keurig places purchase orders for Peet's raw materials to manufacture portion packs for sale by Keurig in select channels. The Company had sales of $45.3 million and $20.5 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively, and $10.4 million for the predecessor period, with receivable balances of $1.3 million as of September 30, 2017 and $17.9 million as of September 24, 2016. The Maple Company also pays a royalty to Peet's for the use of its trademark in the Keurig system and accrued royalty payments of $0.2 million and $0.1 million as of September 30, 2017 and September 24, 2016, respectively. Additionally, the Maple Company accrued $1.4 million and $0.6 million for marketing related amounts due to Peet's under the terms of its agreement as of September 30, 2017 and September 24, 2016 respectively.

Caribou Coffee

        Keurig licenses the Caribou trademark for use in the Keurig system in the Maple Company owned channels. The Company recorded royalty expense of $8.6 million and $3.9 million in the successor periods ending September 30, 2017 and September 24, 2016, respectively. Subsequent to the acquisition by JAB, Keurig also made purchases of raw materials of $13.6 million and $9.5 million, as of September 30, 2017 and September 24, 2016, respectively. The Maple Company accrued royalty payments of $1.4 million and $0.8 million, as of September 30, 2017 and September 24, 2016, respectively. Additionally, the Maple Company had amounts due to Caribou of $1.4 million and $1.4 million as of September 30, 2017 and September 24, 2016, respectively, for the purchase of coffee,

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20. Related Party (Continued)

tea and other hot beverage products which Keurig packages into Caribou branded portion packs for resale.

Krispy Kreme

        Keurig licenses Krispy Kreme trademarks for use in the Keurig system in the Keurig owned channels. The Maple Company recorded royalty expense of approximately $1 million and $0.5 million for the successor periods ending September 30, 2017 and September 24, 2016, respectively. The Maple Company did not make any purchases of raw materials throughout fiscal year 2017 and made $0.3 million in purchases of raw materials in the successor period ending September 24, 2016. As of September 30, 2017 and September 24, 2016 the Maple Company has accrued royalty payments of $0.3 million and $0.2 million, respectively.

21. Subsequent Events

        The Company evaluated subsequent events through March 7, 2018, the date on which the September 30, 2017 Consolidated financial statements were issued. For the period October 1, 2017 to March 31, 2018, the Company evaluated subsequent events through May 11, 2018, the date on which the interim financial statements were issued.

Announcement of Pending Merger with DPSG

        On January 29, 2018, Maple entered into an Agreement and plan of merger (the "Merger Agreement") by and among Maple, Dr Pepper Snapple Group, Inc. ("DPSG") and Salt Merger Sub Inc. ("Merger Sub"), whereby Merger Sub will be merged with and into Maple, with Maple surviving the merger as a wholly-owned subsidiary of DPSG (the "Transaction"). For financial reporting and accounting purposes, Maple will be the acquirer of DPSG upon completion of the Transaction.

        In consideration for the transaction, each share of common stock of Maple issued and outstanding immediately prior to the closing of the transaction (the "Effective Time") shall be converted into the right to receive a number of fully paid and nonassessable shares of common stock of DPSG determined pursuant to an exchange ratio set forth in the Merger Agreement (the "Acquisition Shares").

        The Merger Agreement indicates that Maple will provide a cash purchase consideration of approximately $18 billion.

        As a result of the transactions, the stockholders of Maple as of immediately prior to the Effective Time will own approximately 87% of DPSG's common stock, on a fully diluted basis, following the closing and the stockholders of DPSG as of immediately prior to the Effective Time will own approximately 13% of DPSG's common stock, on a fully diluted basis.

        The completion of the transactions requires the approval of the holders of DPSG's common stock of (i) an amendment to the DPSG' certificate of incorporation to increase the number of authorized shares of common stock and to change DPSG's name to "Keurig Dr Pepper Inc." and (ii) the issuance of the Acquisition Shares pursuant to the Merger Agreement (collectively, the "Stockholder Approvals").

        In addition to the Stockholder Approvals, the completion of the Transactions will depend upon a number of conditions being satisfied or waived, including, among others, obtaining all required

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21. Subsequent Events (Continued)

regulatory approvals, authorization of the listing on the New York Stock Exchange of the Acquisition Shares, the absence of any injunction prohibiting the consummation of the Transaction and absence of any legal requirements enacted by any court or other governmental entity since the date of the Merger Agreement that remain in effect prohibiting consummation of the Transaction. The obligation of each party to consummate the Transaction is also conditioned on the other party's representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

        The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Stockholder Approvals or the effectiveness of Maple's stockholder consent or Merger Sub stockholder consent, by the mutual written consent of the parties, by either Maple or DPSG if the closing of the Transactions does not occur by October 29, 2018 or stockholder approvals are not obtained or a final and nonappealable government order prohibiting the closing of the Transaction is in place, or by Maple or DPSG in connection with certain breaches of the Merger Agreement by DPSG or Maple, respectively.

        If the Merger Agreement is terminated by DPSG pursuant to DPSG accepting a superior proposal and entering into an alternative acquisition agreement, by Maple if the DPSG Board of Directors changes its recommendation to stockholders to approve the Stockholder Approvals or fails to reaffirm such recommendation following receipt or public announcement of a competing acquisition proposal within five business days after Maple's request to do so, or by either DPSG or Maple because the closing does not occur by October 29, 2018 and there is an acquisition proposal outstanding at the time of such termination and within twelve months of termination of the Merger Agreement DPSG consummates or enters into an agreement with respect to an acquisition proposal, DPSG shall pay to Maple a termination fee in the amount of $700 million. If the Merger Agreement is terminated by DPSG because Maple is unable to obtain required financing on the terms required by the Merger Agreement, Maple shall pay to DPSG a reverse termination fee in the amount of $700 million.

        Maple has agreements with its financial advisors in relation to the pending Transactions with DPSG. Maple agreed to pay fees of approximately $87 million subject to consummation of the Transactions.

        On February 28, 2018, Maple entered (1) a Term Loan Agreement among Maple, the lenders party thereto (the "Term Lenders"), the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Term Lenders have committed to provide $2.7 billion of a senior unsecured term loan facility (the "Term Loan Facility") for the purpose of funding (i) the merger and (ii) fees and expenses related to the merger and (2) a Credit Agreement among Maple, the lenders party thereto (the "Revolving Lenders"), the other financial institutions party thereto and JP Morgan Chase Bank, N/A., as administrative agent, pursuant to which the Revolving Lenders have committed to provide the $2.4 billion of revolving commitments (the "Revolving Credit Facilities"), for the purpose of funding (i) the merger, (ii) fees and expenses related to the merger, (iii) repayment of DPSG's and Maple's existing credit facilities and (iv) general corporate needs.

*********

APPENDIX A

RECONCILIATION OF CERTAIN FINANCIAL MEASURES USED IN COMPENSATION

MIP CORE EARNINGS RECONCILIATION TO GAAP FINANCIALS

(in millions)	Income From Operations	SOP—Beverage Concentrates And Latin America Beverages	SOP—Packaged Beverages
As Reported	$1,388	$927	$691
Mark to Market(a)	(23)	—	—
Transition and Integration Expenses(b)	23	—	5
Workforce Reduction Costs(c)	3	—	—
Net Reallocation of SOP Between Packaged Beverages and Beverage Concentrates(d)	—	43	(43)
Acquired Core Bai SOP Loss in Packaged Beverages(e)	—	—	40
Gain on Investment in Bai(f)	(28)	—	—

Results	$1,363	$970	$693

(a)
Unrealized mark-to-market impact of commodity derivatives and interest rate derivatives not designated as hedges in accordance with GAAP.

(b)
Transition and Integration Expenses related to the Bai Brands merger.

(c)
Restructuring charges associated with a limited workforce reduction, which will be primarily paid during 2018.

(d)
The MIP of certain persons in the Business Concentrates segment and Packaged Beverages segment are in part based on financial metrics of certain elements of the other segment. For purposes of reconciling the "as reported" SOP to the SOP used in calculating the MIP, a reallocation of SOP is necessary to account for these certain elements.

(e)
The MIP of certain persons in the Packaged Beverages segment excludes financial metrics of the acquired Bai Brands business. For purposes of reconciling the "as reported" SOP to the SOP used in calculating the MIP, the SOP of acquired Bai brands is excluded.

(f)
The Compensation Committee, at Management's request, has excluded the gain realized upon the acquisition of Bai Brands by the Company on its investment in Bai prior to acquisition.

APP-1

APPENDIX A

DEFINITION OF TERMS FOR INTERNAL RETURN PSU CALCULATION

Financial Term	Definition For PSU Program
Net Income, Cash Flow from Operations, Capital Expenditures	Net income (reflected as "Net Income"), Cash Flow from Operations (reflected as "Net Cash provided by operating activities") and Capital Expenditures (reflected as "Purchase of property, plant and equipment") will be reported in the Company's Form 10-K (in the captions reflected in parenthesis above) for the applicable year. Net Income is adjusted for the unrealized mark-to-market impact of commodity derivatives and certain items that are excluded for comparison to prior year periods as indicated in Appendix A. For purposes of the internal return PSU calculation, Core Earnings is further adjusted to remove the revenue amortization related to the license transactions with PepsiCo, Inc. in 2009 and with The Coca-Cola Company in 2010, and the associated tax expense.
P/E

P/E will be determined by dividing (i) the Average Closing Market Price (as hereafter defined) by (ii) the Diluted Earnings per share, ex-items, for the calendar year ended on December 31, 2014 as indicated in the Company's earnings release for that calendar year. The resulting number will be the P/E to be used in the determination of the Cash Flow Yield for the Plan Period.

Average Closing Market Price

The Average Closing Market Price shall be calculated by dividing (i) the closing market price of the Company's common stock on the NYSE on the 15th day of each calendar month of the calendar year immediately preceding the first Plan Year (or if the 15th day of the calendar month is not a day on which the NYSE is open for trading, then the closing market price on the first day after the 15th day of the month that the NYSE is open for trading) by (ii) twelve (12).

APP-2

APPENDIX A

PSU CORE EARNINGS RECONCILIATION TO GAAP

Core Earnings

(in millions)	2017	2016	2015
Net Income, as reported:	$1,076	$847	$764
Mark to Market(a)	(24)	(40)	5
Items affecting comparability:
—BAI Acquisition Costs(b)	23	8	—
—Extinguishment Gain—Multi-Employer(c)	—	(21)	—
—Extinguishment Loss—Debt(d)	62	31	—
—Litigation Provision(e)	—	—	2
—Brand Impairment(f)	—	—	7
—Separation Related(g)	—	—	—
—Pension Annuity Purchase(h)	—	—	—
—Workforce Reduction Costs(i)	3	—	—
—Impact of the Tax Cuts and Jobs reform Act (the "TCJA")(j)	(297)	—	—
—Tax impact of adjusting items(k)	(21)	(6)	(5)

Core Earnings	822	819	773
—Coca-Cola and PepsiCo revenue amortization(l)	(64)	(64)	(64)
—Tax impact	25	25	25
—Tax benefit from change in accounting for share based payment awards(m)	(19)	—	—

Core Earnings, as adjusted	$764	$780	$734

(a)
The unrealized mark-to-market impact of commodity derivatives and interest rate derivatives not designated as hedges in accordance with U.S. GAAP.

(b)
Transitions and integration costs related to the Bai Brands merger.

(c)
Gain on the extinguishment of a multi-employer withdrawal liability.

(d)
The loss on early extinguishment of debt related to the completion of a tender offer for our 2018 Notes and 2038 Notes and the redemption of our remaining 2018 Notes in 2017 and the loss on early extinguishment of debt related to the redemption of a portion of our 2018 Notes in 2016.

(e)
Adjustments to a previously disclosed legal provision.

(f)
Non-cash brand impairment charge for Garden Cocktail.

(g)
Separation-related charges, primarily the completion of the IRS audit.

(h)
Settlement charge related to the purchase of annuities for certain participants receiving benefits in our U.S. defined benefit pension plans.

(i)
Restructuring charges associated with a limited workforce reduction, which will be primarily paid during 2018.

(j)
On December 22, 2017, the federal government enacted the legislation commonly referred to as the Tax Cuts and Jobs Act. Under the TCJA, our U.S. federal statutory tax rate will be reduced from 35% to 21%, beginning in 2018, with some related business deductions and credits either reduced or eliminated. As a result, we have recognized an income tax benefit of $297 million, primarily driven by the revaluation of our deferred tax liabilities.

APP-3

(k)
The tax impact of the above adjusting items and an income tax benefit driven by a restructuring of the ownership of our Canadian business in 2016.

(l)
Revenue amortization related to the license transactions with PepsiCo, Inc. in 2009 and with The Coca-Cola Company in 2010.

(m)
As of January 1, 2017, the Company adopted Accounting Standards Update 2016-09 ("ASU 2016-09"), Compensation—Stock Compensation (Topic 718): Improvements to Employee Share Based Payment Accounting. Beginning in 2017, one of the primary impacts of adoption of ASU 2016-09 was the recognition of excess tax benefits for our stock awards in the provision for income taxes rather than additional paid-in capital.

APP-4

APPENDIX A

PSU FREE CASH FLOW (CORE) RECONCILIATION TO GAAP

(in millions)	2017	2016	2015
Cash Flow From Operations, as reported(n)	$1,038	$961	$1,014
Items affecting comparability(o)
—BAI Transition and integrations Expenses(b)	21	—	—
—Extinguishment Gain—Multi-Employer(c)	—	35	—
—Litigation Provision(e)	—	—	2
—Tax impact of adjusting items(p)	(4)	(1)	(1)
—Tax benefit from change in accounting for share based payment awards(n)	(19)	(22)	(23)
—Tax Benefit from Extinguishment Loss—Debt(d)	(21)	—	—

Cash Flow from Operations (Core)	1,015	973	992
—Purchase of property, plant and equipment	(202)	(180)	(179)

Free Cash Flow (Core)	$813	$793	$813

(n)
For the years ended December 31, 2017, 2016, and 2015, excess tax benefits on stock based compensation were reclassified from financing activities to operating activities to conform to the current year presentation as a result of the adoption of Accounting Standards Update 2016-09 ("ASU 2016-09"), Compensation—Stock Compensation (Topic 718): Improvements to Employee Share Based Payment Accounting.

(o)
The following items represent the cash inflows and outflows of the items affecting comparability in the calculation of Core Earnings, which impact cash flow from operations, as reported.

(p)
The tax impact of adjusting items represents the cash inflows and outflows from tax authorities in the period related to items affecting comparability in the calculation of Core Earnings, which impact cash flow from operations, as reported.

APP-5

ANNEX A

EXECUTION

AGREEMENT AND PLAN OF MERGER

by and among

MAPLE PARENT HOLDINGS CORP.,

DR PEPPER SNAPPLE GROUP, INC.

and

SALT MERGER SUB,  INC.

Dated as of January 29, 2018

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of January 29, 2018, by and among Maple Parent Holdings Corp., a Delaware corporation ("Maple Parent"), Dr Pepper Snapple Group, Inc., a Delaware corporation ("DPSG"), and Salt Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of DPSG ("Merger Sub").

RECITALS

        WHEREAS, the respective boards of directors of each of Maple Parent and DPSG have determined that, subject to the terms and conditions herein, it would be advisable and in the best interests of each party's respective shareholders to combine the businesses of DPSG and Maple Parent, such that, following the transactions contemplated herein, (i) Maple Parent shall become a wholly owned Subsidiary of DPSG and (ii) the holders of the Equity Interests of Maple Parent as of immediately prior to the Effective Time will collectively own 87% of the shares of DPSG Common Stock, on a fully diluted basis, immediately after the Effective Time and the holders of the Equity Interests of DPSG as of immediately prior to the Effective Time will collectively own 13% of the shares of DPSG Common Stock, on a fully diluted basis, immediately after the Effective Time;

        WHEREAS, subject to the terms and conditions herein, Merger Sub shall be merged with and into Maple Parent, with Maple Parent surviving the Merger as a wholly owned Subsidiary of DPSG;

        WHEREAS, in consideration for the Merger, DPSG shall issue shares of DPSG Common Stock constituting the Merger Consideration to the stockholders of Maple Parent;

        WHEREAS, in connection with the transactions contemplated herein, DPSG intends to declare and pay a special dividend of one hundred and three dollars and seventy five cents ($103.75) per share to holders of record of DPSG Common Stock as of the Dividend Record Time;

        WHEREAS, the respective boards of directors of each of Maple Parent and Merger Sub have authorized, approved and declared advisable this Agreement and the Merger, in accordance with the General Corporation Law of the State of Delaware (as amended, the "DGCL"), and upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, each stockholder of Maple Parent has executed a written consent (the "Maple Parent Stockholder Consent"), which Maple Parent Stockholder Consent will be effective immediately following execution of this Agreement, adopting and approving this Agreement and the Merger, in accordance with the DGCL, and upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, DPSG, as sole stockholder of Merger Sub, has executed a written consent (the "Merger Sub Stockholder Consent"), which Merger Sub Stockholder Consent will be effective immediately following execution of this Agreement, adopting and approving this Agreement and the Merger, in accordance with the DGCL, and upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, the board of directors of DPSG has unanimously (a) determined that this Agreement and the Transactions, including the Merger, are fair to and in the best interests of DPSG and its stockholders, (b) authorized, approved and declared advisable this Agreement, the Merger and the other Transactions, on the terms and subject to the conditions set forth in this Agreement, and (c) resolved to recommend that the stockholders of DPSG approve the DPSG Charter Amendment and the issuance of DPSG Common Stock in connection with the Merger (the "DPSG Stock Issuance", and such recommendation, the "DPSG Recommendation") (clauses (a), (b) and (c) above together, the "Board Actions");

        WHEREAS, the parties hereto intend that (a) the Merger qualify as (i) a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and/or

(ii) a tax-free exchange pursuant to Section 351(a) of the Code (such tax treatment, the "Intended Tax Treatment") and (b) this Agreement be, and is hereby, adopted as a "plan of reorganization" for purposes of Section 354 and 361 of the Code; and

        WHEREAS, Maple Parent, DPSG and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

        Section 1.01    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, on the Closing Date, Merger Sub shall be merged with and into Maple Parent (the "Merger"). At the Effective Time, the separate corporate existence of Merger Sub shall cease and Maple Parent shall continue as the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"). As a result of the Merger, Maple Parent shall become a wholly owned Subsidiary of DPSG.

        Section 1.02    Closing.     The closing (the "Closing") of the Merger shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, at 10:00 am (Eastern Time), on the fifth Business Day following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other place, time and date as shall be agreed in writing between Maple Parent and DPSG. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

        Section 1.03    Effective Time.     Concurrently with the Closing, (a) DPSG will cause the DPSG Charter Amendment to be filed with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of the filing of the DPSG Charter Amendment with the Secretary of State of the State of Delaware, or such later date and time as is specified in the DPSG Charter Amendment and as is agreed to by DPSG and Maple Parent in writing, being the "Charter Amendment Effective Time"), (b) Maple Parent will cause a certificate of merger (the "Certificate of Merger") to be filed with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or such later date and time as is specified in the Certificate of Merger and as is agreed to by DPSG and Maple Parent in writing, being the "Effective Time"; provided, that the parties hereto shall take all necessary action such that the Effective Time shall occur one minute after the Charter Amendment Effective Time) and (c) and each of DPSG, Merger Sub and Maple Parent shall make all other filings or recordings required under the DGCL (if any).

ARTICLE II

CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION; DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION
        Section 2.01    Certificates of Incorporation.     (a) At the Effective Time, the Certificate of Incorporation of Maple Parent shall be amended and restated to be in the form set forth in Exhibit B to this Agreement and, as so amended, shall be the certificate of incorporation of the Surviving Corporation (the "A&R Maple Parent Charter"), until thereafter amended as provided therein or in accordance with applicable Law and (b) at the Charter Amendment Effective Time, the Certificate of

Incorporation of DPSG shall be amended pursuant to an amendment in the form attached as Exhibit C to this Agreement (the "DPSG Charter Amendment"), and, as so amended, shall be the certificate of incorporation of DPSG,until thereafter amended as provided therein or in accordance with applicable Law (subject to Section 7.09).

        Section 2.02    The By-laws.     At the Effective Time, the By-laws of Maple Parent as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "Maple Parent By-laws"), until thereafter amended as provided therein or in accordance with applicable Law.

        Section 2.03    Directors.     The directors of Maple Parent immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the A&R Maple Parent Charter and the Maple Parent By-laws.

        Section 2.04    Officers.     The officers of Maple Parent immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the A&R Maple Parent Charter and the Maple Parent By-laws.

ARTICLE III

EFFECT ON CAPITAL STOCK

        Section 3.01    Effect on Capital Stock of Maple Parent.     At the Effective Time, by virtue of the Merger and without any action on the part of DPSG, Maple Parent or Merger Sub:

          (a)   Each share of common stock, $0.01 par value, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value, of the Surviving Corporation.

          (b)   Each share of Class A common stock, $0.01 par value, of Maple Parent (the "Maple Parent Class A Shares") and each share of Class B common stock, $0.01 par value, of Maple Parent (the "Maple Parent Class B Shares" and collectively with the Maple Parent Class A Shares, the "Maple Parent Shares") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive a number of fully paid and nonassessable shares of DPSG Common Stock equal to the Exchange Ratio (collectively, the "Merger Consideration"), subject to adjustment in accordance with Section 3.01(c), and subject to any withholding of Taxes required by applicable Laws in accordance with Section 3.04, upon delivery of duly executed letters of transmittal in accordance with Section 3.02, and each record holder of such Maple Parent Shares immediately prior to the Effective Time shall thereafter cease to have any rights with respect thereto except the right to receive the Merger Consideration, in consideration therefor pursuant to the terms of this Agreement. The Merger Consideration issued (and paid) in accordance with the terms of this Article III upon conversion of any Maple Parent Shares and delivery of duly executed letters of transmittal in accordance with Section 3.02 will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such Maple Parent Shares, and after the Effective Time there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of Maple Parent Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any duly executed letters of transmittal with respect to former Maple Parent Shares are presented to the Surviving Corporation or the Transfer Agent for any reason, they will be treated in accordance with this Article III. "Exchange Ratio" means a number equal to the product of (i) 6.6923 and (ii) the quotient obtained by dividing the number of Fully Diluted DPSG Shares by the number of Fully Diluted Maple Parent Shares (each as set forth in the applicable certificate delivered pursuant to Section 3.01(e)).

          (c)    Certain Adjustments.    If, between the date of this Agreement and the Effective Time (and as permitted by Article VI), the number of Fully Diluted DPSG Shares or the number of Fully Diluted Maple Parent Shares shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Merger Consideration and the Special Dividend Per Share Amount shall be appropriately and proportionately adjusted to provide to the holders of the shares of DPSG Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided, however, that no adjustment under this Section 3.01(c) shall be made with respect to any change in the number of Fully Diluted DPSG Shares resulting from issuances permitted by Section 6.02.

          (d)    Cancellation of Certain Shares.    At the Effective Time, by virtue of the Merger and without any action on the part of Maple Parent or the holders of the Maple Parent Shares, each Maple Parent Share held in the treasury of Maple Parent shall automatically be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

          (e)    Fully Diluted DPSG Shares; Fully Diluted Maple Parent Shares.    Prior to the Closing, (i) DPSG shall deliver to Maple Parent a certificate signed on behalf of DPSG by the Chief Financial Officer of DPSG setting forth the total number of Fully Diluted DPSG Shares as of the close of business on the Business Day immediately preceding the Closing Date (after giving effect to the transactions contemplated in Section 7.05), and (ii) Maple Parent shall deliver to DPSG a certificate signed on behalf of Maple Parent by the Chief Financial Officer of Maple Parent setting forth the total number of Fully Diluted Maple Parent Shares as of the close of business on the Business Day immediately preceding the Closing Date (after giving effect to the transactions contemplated in Section 7.06 and the Maple Parent Restructuring). Absent manifest error or fraud, each certificate delivered pursuant to the preceding sentence shall be final and binding on the parties and all holders of Equity Interests in any of the parties.

        Section 3.02    Exchange of Shares.

          (a)    Transfer Agent.    At or prior to the Effective Time, DPSG shall deposit, or shall cause to be deposited, with Computershare Trust Company, N.A. ("Transfer Agent"), in trust for the benefit of holders of the Maple Parent Shares, a number of shares of DPSG Common Stock, in book-entry or certificated form, equal to the aggregate Merger Consideration issuable pursuant to Section 3.01(b) for the purpose of exchanging Maple Parent Shares for the Merger Consideration.

          (b)    Exchange Procedures.    Prior to the Effective Time, Maple Parent will provide to each Person who is or will be, as of immediately prior to the Effective Time, a holder of record of Maple Parent Shares (for the avoidance of doubt, after giving effect to the Maple Parent Restructuring contemplated by Section 7.15), a letter of transmittal (which shall contain customary representations and warranties of the type commensurate with a private placement of securities exempt from registration under the Securities Act and such other provisions as DPSG may reasonably specify (including a provision confirming that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of such letter of transmittal). Upon delivery to the Transfer Agent of such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Transfer Agent or DPSG, the holder of such Maple Parent Shares will be entitled to receive (following the Effective Time) in exchange therefor the Merger Consideration (together with cash in lieu of fractional shares) that such holder has the right to receive pursuant to the provisions of this Article III, and the respective Maple Parent Shares will forthwith be canceled. Until exchanged as contemplated by this Section 3.02, any Maple Parent Shares will be deemed at any time after the Effective Time to represent only the right to receive upon such exchange Merger Consideration as contemplated by this Section 3.02. No interest will be paid or accrue on any cash payable upon exchange of any Maple Parent Shares.

        Section 3.03    No Fractional Shares.

          (a)   No certificates or scrip representing fractional shares of DPSG Common Stock will be issued upon the conversion of Maple Parent Shares pursuant to Section 3.02, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a holder of DPSG Common Stock. For purposes of this Section 3.03, all fractional shares to which a single record holder would be entitled will be aggregated, and calculations will be rounded up to three decimal places.

          (b)   Fractional shares of DPSG Common Stock that would otherwise be allocable to any former holders of Maple Parent Shares in the Merger will be aggregated, and no holder of Maple Parent Shares will receive cash in exchange therefor equal to or greater than the value of one full share of DPSG Common Stock. The Transfer Agent will cause the whole shares obtained thereby to be sold, in the open market or otherwise as reasonably directed by DPSG, and in no case later than 20 Business Days after the Effective Time (assuming all Maple Parent Shares have been surrendered pursuant to Section 3.02 by such date). The Transfer Agent will make available the net proceeds thereof, after deducting any required withholding Taxes and brokerage charges, commissions and transfer Taxes, on a pro rata basis, without interest, as soon as practicable to the holders of Maple Parent Shares entitled to receive such cash. Payment of cash in lieu of fractional shares of DPSG Common Stock will be made solely for the purpose of avoiding the expense and inconvenience to DPSG of issuing fractional shares of DPSG Common Stock and will not represent separately bargained-for consideration.

        Section 3.04    Withholding Rights.     DPSG, the Surviving Corporation, and the Transfer Agent, as the case may be, will deduct and withhold from the consideration otherwise required to be distributed pursuant to this Agreement (including the Special Dividend) such amounts as may be required to be deducted and withheld under the Code or any provision of state, local or foreign Tax Law. Any withheld amounts will be treated for all purposes of this Agreement as having been distributed to the Persons otherwise entitled hereto.

        Section 3.05    No Liability.     None of the parties hereto, the Surviving Corporation or the Transfer Agent will be liable to any Person in respect of any shares of DPSG Common Stock properly delivered to any public official pursuant to any applicable abandoned property, escheat, or similar Law.

        Section 3.06    Further Action.     If, at any time after the Effective Time, any further action is determined by DPSG or Maple Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title, and possession, and to all rights and property, of Merger Sub and Maple Parent, the officers and directors of the Surviving Corporation and DPSG shall be fully authorized (in the name of Merger Sub, in the name of Maple Parent, and otherwise) to take such action.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF MAPLE PARENT

        Except as disclosed in the disclosure letter (the "Maple Parent Disclosure Letter") delivered to DPSG by Maple Parent prior to the execution of this Agreement, Maple Parent hereby represents and warrants to DPSG, as follows:

        Section 4.01    Corporate Organization.     (a) Maple Parent is a legal entity duly organized, validly existing and in good standing under the Laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified or licensed to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or licensing, except where the failure to be so organized, qualified, licensed or in such good standing, or to have such power or authority, would not, individually or in the aggregate, be reasonably be expected to have a Maple Parent Material Adverse Effect.

          (b)   True and complete copies of the certificate of incorporation and by-laws of Maple Parent, each as in effect as of the date of this Agreement, have previously been made available to DPSG.

          (c)   Each Maple Parent Subsidiary is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or other power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified or licensed to do business and, to the extent such concept is applicable, in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or licensing, except where the failure to be so organized, qualified, licensed or in such good standing, or to have such power or authority, would not, individually or in the aggregate, be reasonably be expected to have a Maple Parent Material Adverse Effect.

        Section 4.02    Capitalization.     (a) As of the date of this Agreement, the authorized Maple Parent capital stock consists of 20,000,000 Maple Parent Shares, 10,000,000 of which are Maple Parent Class A Shares, and 10,000,000 of which are Maple Parent Class B Shares. As of the date of this Agreement, 8,200,000 Maple Parent Shares were issued and outstanding, 6,212,120 of which were Maple Parent Class A Shares and 1,987,880 of which were Maple Parent Class B Shares. As of the date of this Agreement, no Equity Interests in Maple Parent were issued, reserved for issuance or outstanding except as set forth in this Section 4.02. The issuance of Maple Parent Shares pursuant to the Maple Parent Restructuring will not obligate Maple Parent or any of its Subsidiaries to issue other Maple Parent Shares or other Equity Interests of Maple Parent or any Maple Parent Subsidiary to any Person and will not result in a right of any holder of Maple Parent's Equity Interests to adjust the exercise, conversion, exchange or reset price under any of such securities.

          (b)   All of the issued and outstanding Maple Parent Shares are, and all of the Maple Parent Shares to be issued in connection with the Maple Parent Restructuring will be, duly authorized, validly issued, fully paid, nonassessable, and issued in compliance with all applicable Laws governing the issuance of securities, and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Maple Parent certificate of incorporation, the Maple Parent by-laws or any Contract to which Maple Parent is a party.

          (c)   As of the date of this Agreement, the authorized Maple Parent Corp., a Delaware corporation ("Maple"), capital stock consists of 8,571,130 shares of common stock, par value $0.01 per share ("Maple Common Stock"). As of the date of this Agreement, (i) 8,290,151 shares of Maple Common Stock were issued and outstanding and (ii) Maple RSUs entitling the holders thereof to receive an aggregate of 164,012 shares of Maple Common Stock were outstanding. As of the date of this Agreement, no Equity Interests in Maple were issued, reserved for issuance or outstanding except as set forth in this Section 4.02.

          (d)   All of the issued and outstanding shares of Maple Common Stock are duly authorized, validly issued, fully paid, nonassessable, and free and clear of all Liens, other than restrictions on transfer under applicable securities Laws, and issued in compliance with all applicable Laws governing the issuance of securities, and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Maple certificate of incorporation, the Maple by-laws or any Contract to which Maple is a party.

          (e)   Except as set forth in Section 4.02(b) of the Maple Parent Disclosure Letter, all of the issued and outstanding Equity Interests of each Maple Parent Subsidiary are owned by Maple Parent, directly or indirectly, free and clear of any Liens, other than Liens for Taxes that are not yet due and immaterial Liens or Permitted Liens, and free of any restriction on the right to vote, sell or otherwise dispose of such Equity Interests (other than restrictions under applicable securities Laws), and all of such Equity Interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except for the Equity Interests of the Maple Parent Subsidiaries, as of the date of this Agreement, Maple Parent does not beneficially own directly or indirectly any capital stock, membership interest, partnership interest, joint venture interest or other Equity Interest in any Person.

        Section 4.03    Authority; No Violation.     (a) Prior to the execution of this Agreement, every holder of record of Maple Parent Shares duly executed and delivered to Maple Parent the Maple Parent Stockholder Consent pursuant to Section 228 of the DGCL. Maple Parent has delivered to DPSG a copy of the Maple Parent Stockholder Consent, which Maple Parent Stockholder Consent is currently in effect and has not been rescinded. The Maple Parent Stockholder Consent will be effective immediately following the execution of this Agreement. Maple Parent has all necessary corporate power and authority to execute and deliver this Agreement, and, upon the effectiveness of the Maple Parent Stockholder Consent, to consummate the Merger and the other Transactions, and to perform its other obligations hereunder. The execution, delivery and, upon the effectiveness of the Maple Parent Stockholder Consent, performance of this Agreement by Maple Parent and the consummation by Maple Parent of the Merger and the other Transactions, has been duly and validly authorized by all necessary corporate action, including the receipt of all necessary stockholder approvals, and, upon the effectiveness of the Maple Parent Stockholder Consent, no other corporate proceedings on the part of Maple Parent are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Merger and the other Transactions. This Agreement has been duly and validly executed and delivered by Maple Parent and (assuming due authorization, execution and delivery by the other parties hereto) constitutes the valid and binding obligation of Maple Parent, enforceable against Maple Parent in accordance with its terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (collectively, the "Enforceability Limitations")).

          (b)   Neither the execution and delivery of this Agreement by Maple Parent nor the consummation by Maple Parent of the Merger or the other Transactions, nor compliance by Maple Parent with any of the terms or provisions of this Agreement, will (i) constitute a breach or violation of, or a default under, the certificate of incorporation, or by-laws of Maple Parent, or (ii) assuming that the consents, approvals and filings referred to in Section 4.04 are duly obtained and/or made, (A) violate any order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") or any statute, code, ordinance, rule, regulation, judgment, order, writ or decree applicable to Maple Parent or any Maple Parent Subsidiary or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancelation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Maple Parent or any Maple Parent Subsidiary under, any of the terms, conditions or provisions of any contract, note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Maple Parent or any of the Maple Parent Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except,

  (1) in the case of clause (ii)(A), for such violations that would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect and (2) in the case of clause (ii)(B), for any such violations, conflicts, breaches, defaults, terminations, rights of termination or cancelations, accelerations or Liens that would not individually and not in the aggregate with any such other violations, conflicts, breaches, defaults, terminations, rights of termination or cancelations, accelerations or Liens, reasonably be expected to have a Maple Parent Material Adverse Effect. As used in this Agreement, (x) "Subsidiary," means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries and (y) the terms "Maple Parent Subsidiary" or "DPSG Subsidiary" will mean any direct or indirect Subsidiary of Maple Parent or DPSG, respectively.

        Section 4.04    Consents and Approvals.     Except for (a) the filing with the SEC of a proxy statement in definitive form relating to the DPSG Stockholders Meeting (the "Proxy Statement") and the filing with the SEC of such other reports required in connection with the Merger under, and such other compliance with, the Exchange Act and the Securities Act and the rules and regulations thereunder, (b) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL, (c) compliance with notices and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and all other applicable domestic or foreign antitrust Laws and all other applicable Laws issued by a Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition (collectively, "Antitrust Laws"), (d) such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states in connection with the issuance of DPSG Common Stock constituting the Merger Consideration, (e) any notices, applications and filings required under the rules and regulations of the New York Stock Exchange (the "NYSE"), including the application to the NYSE for the acquisition and issuance of the shares of DPSG Common Stock constituting Merger Consideration for trading thereon, (f) any consents, approvals, orders, authorizations, registrations, transfers, waivers, disclaimers, and filings required solely by reason of DPSG's or Merger Sub's (as opposed to any third party's) participation in the Merger or the other Transactions, and (g) such other consents, approvals, orders, authorizations, registrations, declarations, transfers, waivers, disclaimers, and filings the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect, no consents, approvals of, filings or registrations with, or orders, authorizations or authority of any federal, state, local or foreign government, court of competent jurisdiction, administrative agency, commission or other governmental authority or instrumentality (each, a "Governmental Entity") are necessary in connection with (i) the execution and delivery by Maple Parent of this Agreement or (ii) the consummation by Maple Parent of the Transactions.

        Section 4.05    Financial Statements.

          (a)   Maple Parent has heretofore made available to DPSG true, complete and correct copies of (i) the unaudited balance sheet and related unaudited statement of income of Maple Parent and the Maple Parent Subsidiaries at and for the quarters ended September 24, 2016 through December 31, 2017 (collectively, the "Maple Parent Financial Statements" and December 31, 2017, the "Maple Statement Date"), and (ii) the audited (A) balance sheets of Keurig Green Mountain, Inc. and its Subsidiaries (collectively, "KGM") as of September 30, 2017 and September 24, 2016, (B) statements of operations, comprehensive income, changes in stockholders' equity, and cash flows of KGM for the period ended September 30, 2017 and from March 3, 2016 to September 24, 2016, and (C) statements of operations, comprehensive income, changes in stockholders' equity, and cash flows of KGM for the period from September 27, 2015 to March 2,

  2016 (the financial statements described in clauses (A), (B) and (C), collectively, the "KGM Financial Statements").

          (b)   The Maple Parent Financial Statements and the KGM Financial Statements (together, the "Financial Statements") (i) fairly present in all material respects the financial condition and results of operations of Maple Parent or, in the case of the KGM Financial Statements, KGM, as of the dates indicated therein, and the results of operation for the periods indicated therein, and (ii) except for the items set forth on Section 4.05(b) of the Maple Parent Disclosure Letter, have been prepared in accordance with GAAP, applied on a consistent basis (subject to the absence of notes (other than in the case of the KGM Financial Statements) and, in the case of the Maple Parent Financial Statements, to normal year-end adjustments, which are not expected to be material individually or in the aggregate). The Financial Statements have been derived from the trial balances of the Maple Parent Subsidiaries and the consolidated accounts of KGM, which are kept in accordance with GAAP and Maple Parent's accounting methods, principles, judgments, practices, policies, classifications, and procedures consistently applied.

          (c)   Except (i) for those liabilities that are reflected or reserved against on the most recent consolidated balance sheet of Maple Parent or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of such balance sheet and (iii) for liabilities and obligations incurred in connection with this Agreement, Maple Parent and its Subsidiaries do not have any liabilities of any nature that would, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect.

        Section 4.06    Material Contracts.

          (a)   For all purposes of and under this Agreement (but excluding any Maple Parent Benefit Plans), a "Maple Parent Material Contract" shall mean any of the following to which Maple Parent or any of the Maple Parent Subsidiaries is a party as of the date of this Agreement:

              (i)  any Contract that would be required to be filed as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

             (ii)  any Contract (or group of related Contracts with the same Person or its Affiliates) involving either (A) the payment or receipt of amounts by Maple Parent or any Maple Parent Subsidiary of more than $50,000,000 in Maple Parent's fiscal year ended September 30, 2017, or (B) future payments of more than $50,000,000 in any Maple Parent fiscal year that, in the case of each of "(A)" or "(B)", is terminable upon a change in control of Maple Parent;

            (iii)  any Contract (other than any intercompany agreement between or among Maple Parent and any Maple Parent Subsidiary) (A) for indebtedness for borrowed money in excess of $50,000,000, (B) mortgaging, pledging or otherwise placing a Lien (other than Permitted Liens) on any assets that are material to Maple Parent or any Maple Parent Subsidiary, taken as a whole, (C) restricting the payment of dividends or other distributions of assets by any of Maple Parent or any Maple Parent Subsidiary or (D) providing for the guaranty of indebtedness for borrowed money of any Person in excess of $50,000,000;

            (iv)  any Contract that contains a put, call or right of first refusal or similar right pursuant to which Maple Parent or any Maple Parent Subsidiary could be required to purchase or sell, as applicable, any equity interests or substantially all of the assets of any Person;

             (v)  other than with respect to any wholly owned Subsidiary of Maple Parent, any partnership, limited liability company or joint venture agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company or joint venture that is material to Maple Parent or any Maple Parent Subsidiary taken as a whole, or in which Maple Parent or any Maple Parent Subsidiary owns more than a two percent voting or economic interest;

            (vi)  any Contract to which Maple Parent or any Maple Parent Subsidiary is bound, containing a standstill or similar agreement pursuant to which one party has ongoing obligations to not acquire assets or securities of the other party or any of its Affiliates and, to the extent not entered into in the ordinary course of business or in connection with a commercial Contract, any Contract under which Maple Parent or any Maple Parent Subsidiary has ongoing indemnification obligations that are material to Maple Parent or any Maple Parent Subsidiary, taken as a whole;

           (vii)  any Contract the terms of which would or would be reasonably expected to prevent Maple Parent's ability to consummate the Merger or the other Transactions;

          (viii)  any Contract that (A) limits or purports to limit in any material respect the type of businesses in which Maple Parent or any Maple Parent Subsidiary may engage or the locations in which any of them may engage, (B) would reasonably be expected to require the disposition of any material assets or lines of business of Maple Parent or any Maple Parent Subsidiary, (C) provides for the payment or receipt of amounts by Maple Parent or any Maple Parent Subsidiary of more than $50,000,000 annually and grants "most favored nation" status, provides exclusive access to any product or product features, is a "requirements" Contract or grants special discounts to any customer, potential customer or any class of customers, in each case that, following the Merger, would apply to DPSG or any DPSG Subsidiary, including Maple Parent or any Maple Parent Subsidiary, (D) grants to any third Person any material exclusive supply, distribution or franchise agreement or other similar material exclusive rights, or (E) prohibits or limits the right of Maple Parent or any Maple Parent Subsidiary to use, transfer, license, distribute or enforce any material Maple Parent IP Rights, other than limitations on enforcement arising from non-exclusive licenses of Maple Parent IP Rights entered into in the ordinary course of business;

            (ix)  any swap, cap, floor, collar, futures contract, forward contract, option and any other derivative financial instrument, contract or arrangement that is material to Maple Parent or any Maple Parent Subsidiary taken as a whole and that is based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever (whether tangible or intangible), other than Contracts entered into in the ordinary course of business;

             (x)  any Contract pursuant to which (A) Maple Parent or any Maple Parent Subsidiary uses material Intellectual Property Rights owned by a third party (other than (1) license agreements for any third-party commercially available software, (2) agreements between Maple Parent or any Maple Parent Subsidiary, on the one hand, and their employees or consultants, on the other hand, entered into in the ordinary course of business or (3) non-exclusive in-bound licenses entered into in the ordinary course of business), (B) a third party uses material Maple Parent IP Rights (other than non- exclusive out-bound licenses entered into in the ordinary course of business), or (C) Maple Parent or any Maple Parent Subsidiary consents to or agrees not to assert rights with respect to the use or registration by a third party, or a third party consents to the use or registration by Maple Parent, of any material Trademarks of Maple Parent or any Maple Parent Subsidiary;

            (xi)  any Contract entered into since December 31, 2015 that provides for the acquisition or disposition, directly or indirectly (by merger or otherwise), of all of the capital stock of, or all or substantially all of the assets of, any Person (A) for aggregate consideration under such Contract in excess of $50,000,000, or (B) pursuant to which Maple Parent or any Maple Parent Subsidiary has continuing "earn-out" or other similar contingent payment obligations of more than $10,000,000;

           (xii)  any Collective Bargaining Agreement;

          (xiii)  any Contract relating to settlement of any administrative or judicial proceedings, in each case, individually in excess of $5,000,000, under which there are outstanding obligations (including settlement agreements) of Maple Parent or any Maple Parent Subsidiary;

          (xiv)  any Contract to which any of the 15 largest suppliers of Maple Parent or any Maple Parent Subsidiary (based on the consolidated cost of goods and services paid to such Person by Maple Parent or any Maple Parent Subsidiary for the Maple Parent's fiscal year ended September 30, 2017) or any of the 15 largest customers of Maple Parent or any Maple Parent Subsidiary (based on the consolidated revenues received from such Person by Maple Parent or any Maple Parent Subsidiary for Maple Parent's fiscal year ended September 30, 2017) is a party, in each case that has a term of more than sixty (60) days and that may not be terminated by Maple Parent or any Maple Parent Subsidiary (without penalty) within sixty (60) days after the delivery of a termination notice, other than Contracts related to the purchase of raw materials or inventory in the ordinary course of business; and

            (xv)  any lease or sublease pursuant to which Maple Parent or any Maple Parent Subsidiary uses or occupies, or has the right to use or occupy, any real property involving payment by Maple Parent or any Maple Parent Subsidiary of rent in excess of $25,000,000 per year.

          (b)   True and complete copies of all Maple Parent Material Contracts have been made available to DPSG, other than standard retailer agreements and green coffee procurement orders under the contract terms and conditions of Green Coffee Association, Inc.

          (c)   Except as would not have a Maple Parent Material Adverse Effect, each Maple Parent Material Contract is valid and binding on Maple Parent (and/or each such Subsidiary of Maple Parent party thereto) and, to the Knowledge of Maple Parent, each other party thereto, and is in full force and effect, enforceable against Maple Parent or each such Subsidiary of Maple Parent party thereto, as the case may be, in accordance with its terms, subject to the Enforceability Limitations, and except as would not have a Maple Parent Material Adverse Effect neither Maple Parent nor any of its Subsidiaries that is a party thereto, nor, to the Knowledge of Maple Parent, any other party thereto, is in breach of, or default under, any such Maple Parent Material Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by Maple Parent or any of its Subsidiaries, or, to the Knowledge of Maple Parent, any other party thereto. Except as would not have a Maple Parent Material Adverse Effect, neither Maple Parent nor any of its Subsidiaries has received any notice of termination or cancellation under any Maple Parent Material Contract, received any notice of breach or default under any Maple Parent Material Contract which breach has not been cured, or granted to any third party any rights, adverse or otherwise, that would constitute a breach of any Maple Parent Material Contract.

        Section 4.07    Absence of Certain Changes or Events.     From the Maple Statement Date through the date of this Agreement, Maple Parent and the Maple Parent Subsidiaries have conducted their respective businesses only in the ordinary course of such businesses or in order to effectuate the terms of this Agreement. From the Maple Statement Date through the date of this Agreement, there has not been any change, state of facts, circumstance, event or development that, individually or in the aggregate, has had or is reasonably likely to have a Maple Parent Material Adverse Effect.

        Section 4.08    Legal Proceedings.     As of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of Maple Parent, threatened against Maple Parent or any of its Subsidiaries, in either case, that would, individually or in the aggregate, be material to Maple Parent and its Subsidiaries taken as a whole. Neither Maple Parent nor any of its Subsidiaries is subject to any outstanding Order that would be, individually or in the aggregate, material to Maple Parent and its Subsidiaries taken as a whole.

        Section 4.09    Taxes and Tax Returns.     (a) Except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect: (i) Maple Parent and the Maple Parent Subsidiaries have timely filed, taking into account any extensions, all Tax Returns required to be filed by them (all such Tax Returns being accurate and complete) and have paid all Taxes required to be paid by them other than Taxes that are not yet due or that are being contested in good faith in appropriate proceedings; (ii) there are no Liens for Taxes on any assets of Maple Parent or the Maple Parent Subsidiaries; (iii) no deficiency for any Tax has been asserted or assessed by a taxing authority against Maple Parent or any of the Maple Parent Subsidiaries which deficiency has not been paid or is not being contested in good faith in appropriate proceedings; (iv) Maple Parent and the Maple Parent Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid; and (v) neither Maple Parent nor any of the Maple Parent Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among any of Maple Parent and the Maple Parent Subsidiaries).

          (b)   Within the past five years, neither Maple Parent nor any of the Maple Parent Subsidiaries has been a "distributing corporation" or a "controlled corporation" in a distribution purported or intended to qualify for tax-free treatment under Section 355 of the Code.

          (c)   Maple Parent is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.

          (d)   Neither Maple Parent nor any of the Maple Parent Subsidiaries has been a party to a transaction that, as of the date of this Agreement, constitutes a "listed transaction" for purposes of Section 6011 of the Code and applicable U.S. Treasury Regulations thereunder (or a similar provision of state Law).

        Section 4.10    Employee Benefit Plans.     (a) For purposes of this Agreement, the term "Maple Parent Benefit Plan" shall mean each (i) "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to ERISA and (ii) employment, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, severance, termination, retention, change of control and other similar fringe, welfare or other employee benefit plan, program, agreement, contract, policy or binding arrangement (whether or not in writing), in either case, maintained or contributed to for the benefit of any current or former employee or director of Maple Parent or any of the Maple Parent Subsidiaries, or with respect to which Maple Parent or any of the Maple Parent Subsidiaries has any current or future liability, but excluding any such plan, program, agreement, contract, policy or binding arrangement required to be maintained or to which contributions are required pursuant to applicable non-U.S. Law. Maple Parent has made available to DPSG complete and accurate copies of the plan documents and summary plan descriptions of any material Maple Parent Benefit Plan.

          (b)   Neither Maple Parent, any of the Maple Parent Subsidiaries or any other trade or business (whether or not incorporated) which would be treated as a single employer with Maple Parent or any of the Maple Parent Subsidiaries under Section 414 of the Code maintains or has, within the past six years, contributed to (1) an "employee pension benefit plan" (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA or (2) a "multiple employer plan" (as defined in Section 4063 or 4064 of ERISA). Except for any such events that would not, individually or in the aggregate, reasonably be expected to result in material liability to Maple Parent and the Maple Parent Subsidiaries taken as a whole, with respect to each Maple Parent Benefit Plan that is subject to Title IV of ERISA: (i) no reportable event (within the meaning of Section 4043 of ERISA) to which a waiver of the report filing requirement pursuant to applicable regulations does not apply has occurred or is expected to occur as a result of the Transactions; (ii) the minimum funding standard under Section 430 of the Code has been satisfied and no waiver of any minimum funding standard or any extension of any amortization period has been requested or granted; (iii) all amounts due to the Pension Benefit Guaranty Corporation pursuant to Section 4007 of ERISA have been paid (or are not yet due); (iv) there has been no event described in Section 4062(e) of ERISA, and the Transactions will not result in any event described in Section 4062(e) of ERISA; and (v) no notice of intent to terminate any such plan has been filed and no amendment to treat any such plan as terminated has been adopted and no proceeding has been commenced by the Pension Benefit Guaranty Corporation to terminate any such plan.

          (c)   Each Maple Parent Benefit Plan has been maintained, operated and administered in material compliance with its terms and with all applicable Law. No non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA and Section 5974 of the Code has occurred or is reasonably expected to occur with respect to any Maple Parent Benefit Plan that would reasonably be likely to result in a Maple Parent Material Adverse Effect.

          (d)   As of the date hereof, there are no legal proceedings pending or, to the Knowledge of Maple Parent, threatened on behalf of or against any Maple Parent Benefit Plan, the assets of any trust under any Maple Parent Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Maple Parent Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that would be likely to result in material liability to Maple Parent and the Maple Parent Subsidiaries, taken as a whole.

          (e)   No material Maple Parent Benefit Plan provides for post-retirement or post-employment welfare benefits to former employees of Maple Parent or the Maple Parent Subsidiaries, other than pursuant to Section 4980B of the Code or any similar Law, or the continuation of welfare benefits during any period in which any such former employee is receiving severance.

          (f)    Each Maple Parent Benefit Plan that is intended to be "qualified" under Section 401 of the Code has received a favorable determination letter or may rely on an opinion letter from the IRS to such effect and, to the Knowledge of Maple Parent, nothing has occurred or is reasonably expected to cause the loss of such qualification.

          (g)   Except as would not reasonably be likely to result in material liability to Maple Parent and the Maple Parent Subsidiaries taken as a whole, neither the execution or delivery of this Agreement nor the consummation of the Transactions will (either alone or upon the occurrence of any additional or subsequent events) (A) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee or independent contractor of Maple Parent or any of the Maple Parent Subsidiaries, (B) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or independent contractor, (C) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (D) result in the payment of any amount that could, individually or in combination with any other payment or benefit, constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

          (h)   No Person is entitled to receive any additional payment (including any tax gross-up payment) from Maple Parent or any of the Maple Parent Subsidiaries as a result of the imposition of additional taxes under Section 4999 or Section 409A of the Code.

          (i)    Except as would not reasonably be likely to result in material liability to Maple Parent and the Maple Parent Subsidiaries taken as a whole, (i) each Maple Parent Benefit Plan that is not subject to U.S. law (each, a "Maple Parent Foreign Benefit Plan") has been established, maintained and administered in material compliance with its terms and applicable Laws, and if intended to qualify for special tax treatment, meets all the requirements for such treatment, (ii) all employer and employee contributions to each Maple Parent Foreign Benefit Plan required by its terms or by applicable Law have been made or, if applicable, accrued in accordance with generally accepted accounting practices in the applicable jurisdiction applied to such matters, and (iii) no unfunded liability or obligation of Maple Parent or the Maple Parent Subsidiaries exists with respect to any Maple Parent Foreign Benefit Plan that has not been accrued in accordance with applicable accounting standards.

          (j)    Except as set forth in Section 4.10(j) of the Maple Parent Disclosure Letter, as of the date of this Agreement, neither Maple Parent nor any of the Maple Parent Subsidiaries is party to any collective bargaining or other labor-related agreement with any labor or trade union (each a "Collective Bargaining Agreement") that pertains to employees of Maple Parent or any of the Maple Parent Subsidiaries.

          (k)   To the Knowledge of Maple Parent, as of the date of this Agreement, (i) there are no activities or proceedings of any labor or trade union to organize any employees of Maple Parent or any of the Maple Parent Subsidiaries; (ii) except in the ordinary course of business consistent with past practice, no Collective Bargaining Agreement is being negotiated by Maple Parent or any of the Maple Parent Subsidiaries; (iii) there are no strikes, lockouts, slowdowns or work stoppages against Maple Parent or any of the Maple Parent Subsidiaries pending or, to the Knowledge of Maple Parent, threatened that may materially interfere with the respective business activities of Maple Parent or any of the Maple Parent Subsidiaries; (iv) there are no grievances or other labor disputes pending or, to the Knowledge of Maple Parent, threatened against or involving Maple Parent or any of the Maple Parent Subsidiaries; and (v) there are no unfair labor practice charges or complaints pending or, to the Knowledge of Maple Parent, threatened by or on behalf of any employee or group of employees, except in each case as would not be material to Maple Parent or any of the Maple Parent Subsidiaries, taken as a whole.

          (l)    Except as would not reasonably be expected to have a Maple Parent Material Adverse Effect, Maple Parent and each of the Maple Parent Subsidiaries has complied with applicable Laws and orders with respect to employment (including applicable Laws regarding wage and hour requirements, correct classification of independent contractors and of employees as exempt and non-exempt, immigration status, discrimination in employment, employee health and safety, and collective bargaining, civil rights, immigration, child labor, and meal and rest break periods). Since December 31, 2015, Maple Parent and the Maple Parent Subsidiaries have complied with the Worker Adjustment and Retraining Notification Act (WARN) and any similar state or local "mass layoff" or "plant closing" Law, and there has been no "mass layoff" or "plant closing" (as defined by WARN) with respect to Maple Parent or any of the Maple Parent Subsidiaries within the ninety (90) days prior to the date of this Agreement.

          (m)  To the Knowledge of Maple Parent, since December 31, 2015, Maple Parent and the Maple Parent Subsidiaries have withheld all material amounts required by applicable Law to be withheld from the wages, salaries, and other payments to employees, and are not, to the Knowledge of Maple Parent, liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Neither Maple Parent nor any of the Maple Parent Subsidiaries is liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits for employees (other than routine payments to be made in the ordinary course of business consistent with past practice).

          (n)   Except as would not reasonably be expected to have a Maple Parent Material Adverse Effect, Maple Parent's execution and delivery of this Agreement and Maple Parent's performance of this Agreement does not require Maple Parent or any of the Maple Parent Subsidiaries to seek or obtain consent, engage in consultation with, issue any notice to, or make any filing with any employee or representative, labor union, works council or similar organization representing Maple Parent or any of the Maple Parent Subsidiaries employees, or any Governmental Entity governing employee matters, except to the extent previously made or obtained prior to the date hereof or as required by Law.

          (o)   As of the date of this Agreement, and except as would not reasonably be expected to have a Maple Parent Material Adverse Effect, no complaints, charges or claims against Maple Parent or any of the Maple Parent Subsidiaries are pending, or to the Knowledge of Maple Parent, threatened, that would reasonably be expected to be brought or filed with any Governmental Entity, based on, arising out of, or otherwise relating to any individual's employment or termination by Maple Parent or any of the Maple Parent Subsidiaries, or relating to Maple Parent's or any of the Maple Parent Subsidiaries' failure to employ an individual.

        Section 4.11    Compliance with Laws; Licenses.

          (a)   Since December 31, 2015, the businesses of each of Maple Parent and the Maple Parent Subsidiaries (including the ownership and maintenance of all its assets) is and have been conducted in compliance with all federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, Injunctions, arbitration awards, agency requirements, licenses and permits of all Governmental Entities (each, a "Law" and collectively, "Laws") applicable to Maple Parent and the Maple Parent Subsidiaries, except for violations that would not have a Maple Parent Material Adverse Effect. No investigation, audit or review by any Governmental Entity with respect to Maple Parent and the Maple Parent Subsidiaries or any of their assets is pending or, to the Knowledge of Maple Parent, threatened, nor has any Governmental Entity notified Maple Parent in writing of its intention to conduct the same, except for such investigations or reviews the outcome of which would not have a Maple Parent Material Adverse Effect.

          (b)   Maple Parent and each Maple Parent Subsidiary holds all licenses, authorizations, permits, consents, approvals, variances, exemptions and orders necessary for the operation of its business, except for such failures that, individually or in the aggregate, have not had and are not reasonably likely to have a Maple Parent Material Adverse Effect.

          (c)   Neither Maple Parent nor any Maple Parent Subsidiary has received any warning letter or other written notice from any Governmental Entity, with respect to the manufacture, development, testing, labeling, marketing, promotion, advertising, endorsements or distribution of any product manufactured by, or on behalf of Maple Parent (a "Maple Parent Product"), alleging any violation or potential violation by Maple Parent or any of its Subsidiaries of any applicable Law or Order that is material to Maple Parent and its Subsidiaries taken as a whole and that remains outstanding or unresolved as of the date of this Agreement. To the Knowledge of Maple Parent, each contract manufacturer is in compliance with all applicable Laws as they relate to Maple Parent Products, including those related to compliance with good manufacturing practices, except for violations that would not have a Maple Parent Material Adverse Effect. To the Knowledge of Maple Parent, there is no Legal Proceeding pending against or threatened against Maple Parent's contract manufacturers regarding the existence of a deficiency in the manufacture, production, distribution or sale related to any Maple Parent Product that would have a Maple Parent Material Adverse Effect.

          (d)   Except as would not have a Maple Parent Material Adverse Effect, Maple Parent, each Maple Parent Subsidiary, and all Maple Parent Food Products, packaging, and food contact substances used in or with all Maple Parent Food Products have complied in all material respects with all Laws applicable to foods, packaging, or food contact substances, including those of the U.S. Food and Drug Administration ("FDA") and all state Governmental Entities with jurisdiction over Maple Parent or the Maple Parent Subsidiaries and the Maple Parent Food Products. For purposes of this Agreement, "Maple Parent Food Products" shall mean all food products of all types (whether private label or branded, finished food, work in process, or food ingredients) manufactured, processed or packaged by, or for, Maple Parent or the Maple Parent Subsidiaries.

          (e)   Each Maple Parent Food Product has complied with all applicable product labeling requirements and other regulatory requirements, quality control and similar standards, whether contractual, statutory, regulatory or imposed by Maple Parent or Maple Parent Subsidiary policies or third-party certifying bodies except for violations that would not have a Maple Parent Material Adverse Effect.

          (f)    Since December 31, 2015, to Maple Parent's Knowledge, (i) no Maple Parent Food Product has been the subject of any material voluntary or mandatory recall, public notification, or notification to any Governmental Entity, or similar action; and (ii) no customer or subsequent purchaser of any Maple Parent Food Product has asserted a material claim with respect to any nonconformity of any such Maple Parent Food Product with applicable specifications, warranties, labeling requirements, regulatory requirement, quality control or similar standards, whether contractual, statutory, regulatory or imposed by Maple Parent or Maple Parent Subsidiary policies or third-party certifying bodies.

          (g)   Since December 31, 2015, to Maple Parent's Knowledge, except as would not have a Maple Parent Material Adverse Effect (i) Maple Parent and its, directors, officers and employees have complied in all material respects with the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78a et seq. (1997 and 2000)) and any other applicable foreign or domestic anticorruption or antibribery Laws (collectively, the "Fraud and Bribery Laws") and (ii) neither Maple Parent, any Maple Parent Subsidiary (or in the case of Subsidiaries acquired by Maple Parent after such date, since the date of such acquisition) nor any of Maple Parent's, directors, officers, employees, agents or other representatives acting on Maple Parent's behalf have directly or indirectly, in each case, in violation of the Fraud and Bribery Laws: (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of or under the auspices of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, (C) made any payment to any customer or supplier, or to any officer, director, partner, employee or agent of any such customer or supplier, for the unlawful sharing of fees to any such customer or supplier or any such officer, director, partner, employee or agent for the unlawful rebating of charges, (D) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee or agent or (E) taken any action or made any omission in violation of any applicable law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts.

          (h)   Except as would not have a Maple Parent Material Adverse Effect, since December 31, 2015, Maple Parent and each of the Maple Parent Subsidiaries (or in the case of Subsidiaries acquired by DPSG after such date, since the date of such acquisition) has complied with applicable United States and foreign export control laws and regulations, including the United States Export Administration Act and implementing Export Administration Regulations; the Arms Export Control Act and implementing International Traffic in Arms Regulations; and the various economic sanctions laws administered by the Office of Foreign Assets Control of the U.S. Treasury

  Department. Without limiting the foregoing, there are no pending or, to the Knowledge of Maple Parent, threatened claims or investigations by any Governmental Entity of violations against Maple Parent or any of the Maple Parent Subsidiaries with respect to export activity or export licenses, that would have a Maple Parent Material Adverse Effect.

          (i)    Since September 24, 2016 and except as has not had a Maple Parent Material Adverse Effect, neither Maple Parent nor any Maple Parent Subsidiary has received any written notice of or, to the Knowledge of Maple Parent, been charged with the violation of any Laws governing advertising, endorsements and consumer protection.

        Section 4.12    Environmental Liability.     Except as would not have a Maple Parent Material Adverse Effect:

          (a)   Maple Parent and the Maple Parent Subsidiaries are, and have been, in compliance, with all Environmental Laws applicable to their respective operations, which compliance includes the possession and maintenance of, and compliance with, all permits, licenses, authorizations, consents, approvals and franchises from Governmental Entities ("Permits") required under applicable Environmental Laws for the operation of the business of Maple Parent and the Maple Parent Subsidiaries. Neither Maple Parent nor any of the Maple Parent Subsidiaries has received any written notice, demand, letter or claim alleging that Maple Parent or any Maple Parent Subsidiary is in violation of or liable under any Environmental Law, including with respect to any alleged release of or exposure to any Hazardous Substances or the validity of or failure to comply with any Permit required under Environmental Law and, to the Knowledge of Maple Parent, no such notice, demand or claim has been threatened.

          (b)   Neither Maple Parent nor any of the Maple Parent Subsidiaries is a party to or is the subject of any pending or, to the Knowledge of Maple Parent, threatened Legal Proceeding (i) alleging any Liability or responsibility under or noncompliance with any Environmental Law or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation of or exposure to, Hazardous Substances, and, to Maple Parent's Knowledge, no Hazardous Substances are present at, on or under any Maple Parent Owned Real Property or Maple Parent Leased Real Property of a type or in a condition that would reasonably be expected to give rise to liability under Environmental Laws on the part of Maple Parent or any Maple Parent Subsidiaries. Neither Maple Parent nor any Maple Parent Subsidiary is subject to any Order or agreement by or with any Governmental Entity or third party imposing any material liability or obligation on Maple Parent or any Maple Parent Subsidiary with respect to any of the foregoing.

        Section 4.13    Real Property.     Except as would not have a Maple Parent Material Adverse Effect, Maple Parent or a Maple Parent Subsidiary has good fee simple title to all real property owned by Maple Parent or any Maple Parent Subsidiaries (the "Maple Parent Owned Real Property") in each case free and clear of all Liens except for Permitted Liens. Maple Parent or a Maple Parent Subsidiary has a valid leasehold estate in all real property leased, subleased, licensed or otherwise occupied by Maple Parent or any Maple Parent Subsidiaries (the "Maple Parent Leased Real Property"), free and clear of all Liens except for Permitted Liens, except for any such invalidity that, individually or in the aggregate, would not have a Maple Parent Material Adverse Effect. All buildings, structures, fixtures and other improvements on the Maple Parent Owned Real Property and the Maple Parent Leased Real Property are in good condition and are adequate to operate the business as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect. Neither Maple Parent nor any Maple Parent Subsidiary owns, holds, has granted or is obligated under any option, right of first offer, right of first refusal or other contractual right to sell or dispose of any of the Maple Parent Owned Real Property or any portion thereof or interest therein that is individually or in the aggregate material to Maple Parent and the Maple Parent Subsidiaries taken as a whole.

        Section 4.14    Maple Parent Information.     The information relating to Maple Parent, and the Maple Parent Subsidiaries that is provided by or on behalf of Maple Parent or any of the Maple Parent Subsidiaries for inclusion in the Proxy Statement, or in any other document filed with any other Regulatory Agency in connection with the Merger and the other Transactions, will not, in the case of the Proxy Statement, at the date it is first mailed to DPSG's stockholders or at the time of the DPSG Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement (except for such portions thereof that relate only to DPSG or any of the DPSG Subsidiaries) will comply as to form in all material respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), and the Securities Act of 1933 (the "Securities Act") and the rules and regulations thereunder.

        Section 4.15    Intellectual Property.     (a) Except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect, Maple Parent and the Maple Parent Subsidiaries collectively, own, license or otherwise have the right to use, free and clear of all Liens, all Intellectual Property Rights used in the operation of their respective businesses as currently conducted (collectively, the "Maple Parent IP Rights"). The execution, delivery and performance of this Agreement or the consummation of the Merger and the other Transactions will not affect ownership of the Intellectual Property Rights owned or purported to be owned by Maple Parent and the Maple Parent Subsidiaries (the "Maple Parent Owned IP"), except for any adverse effect that would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect. All issued Patents, registered Trademarks and registered copyrights included in the Maple Parent Owned IP are subsisting, valid and enforceable, except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect.

          (b)   (i) The conduct of the business as currently conducted by Maple Parent and the Maple Parent Subsidiaries does not infringe, dilute, misappropriate or otherwise violate the Intellectual Property Rights of any third Person, and since December 31, 2015, there has been no such claim, action or proceeding asserted or, to Maple Parent's Knowledge, threatened against Maple Parent or any of the Maple Parent Subsidiaries; (ii) there is no claim, action or proceeding asserted or, to Maple Parent's Knowledge, threatened against Maple Parent, or any of the Maple Parent Subsidiaries that seeks to cancel, limit or challenge the ownership, validity, registrability, enforceability, or use of or right to use any Maple Parent Owned IP and; (iii) to Maple Parent's Knowledge, no third Person is infringing, diluting, misappropriating or otherwise violating any Maple Parent Owned IP, except, in the case of clauses (i), (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect.

          (c)   To Maple Parent's Knowledge, Maple Parent and each of the Maple Parent Subsidiaries has taken commercially reasonable precautions to protect and maintain the confidentiality of all Trade Secrets included in the Maple Parent Owned IP ("Confidential Maple Parent IP"), except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect. To Maple Parent's Knowledge, no Confidential Maple Parent IP has been used by or disclosed to any third Person (except pursuant to a non-disclosure agreement or other binding obligation to maintain confidentiality) except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect.

          (d)   Since December 31, 2015, except as would not, individually or in the aggregate, reasonably be expected to have a Maple Parent Material Adverse Effect (i) Maple Parent and the Maple Parent Subsidiaries are in compliance with (A) all of their respective stated privacy policies and (B) all data protection, privacy and other applicable Laws that concern the collection, retention, storage, recording, processing, transfer, sharing or other disposition or use of any personally identifiable information and no claims have been asserted or threatened against Maple Parent or any Maple Parent Subsidiaries alleging a violation of any Person's privacy or personal information or data rights, and (ii) there have not been any security breaches in the information technology systems used by Maple Parent and each of the Maple Parent Subsidiaries.

        Section 4.16    Financing.

          (a)   Maple Parent has delivered to DPSG true, correct and complete copies, as of the date of this Agreement, of (i) a fully executed commitment letter, together with all schedules, exhibits, annexes and amendments thereto (the "Equity Commitment Letter") from Maple Holdings B.V. providing for an equity investment in Maple Parent, subject only to the terms and conditions therein, in cash in the aggregate amount set forth therein (the "Equity Financing") and (ii) a fully executed commitment letter, together with all of its schedules, exhibits, annexes and amendments thereto (the "Debt Commitment Letter") and fee letter, together with all schedules, exhibits, annexes and amendments thereto (together with the Debt Commitment Letter and the Equity Commitment Letter, the "Financing Commitments") redacted in a form removing only the fees, pricing caps, and economic terms (including economic flex terms), from each of the Financing Sources party thereto, pursuant to which, upon the terms and subject only to the conditions set forth therein, the Financing Sources party thereto have committed to lend the amounts set forth therein in immediately available funds to DPSG for the purposes set forth therein, including funding the Transactions (being collectively referred to as the "Debt Financing" and, together with the Equity Financing, collectively referred to as the "Financing"). The Equity Commitment Letter provides that (A) DPSG is a third-party beneficiary thereof in connection with the Company's exercise of its rights under Section 10.12 and (B) Maple Parent will not oppose the granting of specific performance or other equitable relief in connection with the exercise by DPSG of such third party beneficiary rights.

          (b)   As of the date hereof, each of the Equity Commitment Letter and the Debt Commitment Letter is in full force and effect, is a valid and binding obligation of Maple Parent and, to the Knowledge of Maple Parent, each of the other parties thereto, and is enforceable in accordance with its respective terms against Maple Parent and, to the Knowledge of Maple Parent, each of the other parties thereto (except, in each case, as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies). As of the date hereof, neither the Debt Commitment Letter nor the Equity Commitment Letter has been amended or modified and the obligations and commitments contained in the Debt Commitment Letter and Equity Commitment Letter have not been withdrawn, terminated or rescinded. Maple Parent has fully paid any and all commitment fees or other fees in connection with the Debt Commitment Letter and Equity Commitment Letter that are payable on or prior to the date hereof. Assuming the accuracy of the representations and warranties set forth in Article V (subject to all materiality and knowledge qualifications contained therein) and the satisfaction (or waiver) of the conditions precedent to Maple Parent's obligations to effect the Closing hereunder, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Maple Parent or, to the Knowledge of Maple Parent, any other Person, or result in a failure of any condition, under the Equity Commitment Letter or the Debt Commitment Letter or (ii) cause any of the conditions to the Equity Financing or the Debt Financing not to be satisfied or the full amount of the Financing contemplated by the Debt Commitment Letter and the Equity Commitment Letter to be funded at the Closing not to be available in full at the Closing. The aggregate proceeds from the Financing constitute all of the financing required for the consummation of the Transactions and will be sufficient in amount, together with other immediately available and unconditional funds of Maple Parent and the Maple Parent Subsidiaries at the Closing, for Maple Parent or the applicable payor to make (or cause the making of) the payment of (i) the Special Dividend, (ii) the DPSG Payoff Amount, (iii) the Maple Parent Payoff Amount and (iv) all fees and expenses reasonably expected to be incurred by DPSG and Maple Parent in connection with the Transactions (including, without limitation, all fees due and payable pursuant to the Financing Commitments) (the "Required Amount"). As of the date hereof, there are no side letters or other Contracts or arrangements (except customary engagement letters and fee credit letters, which, in each case, do not contain conditions to the closing or funding of the Financing) relating to the closing or funding of the Financing. The Financing Commitments expressly set forth all of the conditions precedent to the obligations of the parties thereunder to make the Equity Financing available to Maple Parent and the Debt Financing available to DPSG, respectively, on the terms therein.

        Section 4.17    Ownership of Shares.

          (a)   Prior to the meeting at which the board of directors of DPSG took the Board Actions, Maple Parent was not an "interested stockholder" of DPSG, as defined in Section 203 of the DGCL.

          (b)   Prior to the date of this Agreement, Maple Parent has not taken, or authorized or permitted any Representatives of Maple Parent to take, any action that would cause Maple Parent to be deemed an "interested stockholder" of DPSG, as defined in Section 203 of the DGCL.

        Section 4.18    Advisors' Fees.     None of Maple Parent or any of the Maple Parent Subsidiaries or any of their respective officers or directors on behalf of Maple Parent or any Maple Parent Subsidiary has employed any broker, finder, investment banker or financial advisor (each, an "Advisor"), or incurred any liability for any broker's fees, commissions, finder's fees or other Advisor fees, in connection with the Merger or other Transactions, other than those of the advisors set forth on Section 4.18 of the Maple Parent Disclosure Letter.

        Section 4.19    Absence of Certain Agreements.     As of the date hereof, neither Maple Parent nor any of its Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written) (a) with any stockholder of DPSG in connection with the Transactions or the post-closing operations of DPSG or the Surviving Corporation or any successor thereto or (b) pursuant to which any current employee of DPSG has agreed to (i) remain as an employee of DPSG, Maple Parent or any Affiliate of DPSG or Maple Parent following the Effective Time (other than pursuant to any employment Contracts in effect as of the date hereof), (ii) contribute or "roll-over" any portion of such employee's Equity Interests in DPSG to any Affiliate of Maple Parent or (iii) receive any capital stock or equity securities of any Affiliate of Maple Parent.

        Section 4.20    Solvency.     Maple Parent is not entering into the Transactions with the intent to hinder, delay or defraud either present or future creditors. Assuming (i) the satisfaction of the conditions of Maple Parent to consummate the Merger as set forth in Section 8.01 and Section 8.02, (ii) the accuracy of all representations and warranties set forth in Article V (for such purposes, such representations and warranties shall be true and correct in all material respects without giving effect to any "DPSG Material Adverse Effect", "materiality" or similar qualifiers) as of the Closing Date and (iii) material compliance with all covenants set forth in Section 6.01 and Section 6.02 by DPSG, as of immediately after the Effective Time (after giving effect to all of the Transactions contemplated hereby, including the Debt Financing and the payment of the Special Dividend, the DPSG Payoff Amount, the Maple Parent Payoff Amount and all other amounts required to be paid in connection with the consummation of the Transactions, and the payment of all related fees and expenses), DPSG shall be Solvent. For purposes of this Agreement, the term "Solvent" means that, as of any date of determination and with respect to any Person: (a) the present fair saleable value of the assets of such Person and its Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, contingent or otherwise, as such debts and other liabilities become absolute and mature; (b) the capital of such Person and its Subsidiaries, taken as a whole, is not unreasonably small in relation to, and is otherwise sufficient to conduct, the business of such Person and its Subsidiaries, taken as a whole; and (c) such Person and its Subsidiaries, taken as a whole, have not incurred and do not intend to incur, and do not believe they will incur, debts, including current obligations, beyond their ability to pay such debt as they mature in the ordinary course of business.

        Section 4.21    No Other Representations or Warranties.     Except for the representations and warranties contained in this Agreement, none of Maple Parent, any of the Maple Parent Subsidiaries or Maple Parent's Affiliates nor any other Person makes any express or implied representation or warranty on behalf of Maple Parent, any of the Maple Parent Subsidiaries or Maple Parent's Affiliates or any other Person, and each of Maple Parent, the Maple Parent Subsidiaries and Maple Parent's Affiliates hereby disclaims any such representation or warranty whether by Maple Parent, any of the Maple Parent Subsidiaries or any of Maple Parent's Affiliates.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF DPSG AND MERGER SUB

        Except as disclosed in (i) the disclosure letter (the "DPSG Disclosure Letter") delivered by DPSG to Maple Parent prior to the execution of this Agreement or (ii) the DPSG SEC Reports filed and publicly available prior to the date of this Agreement (excluding any disclosures contained in any part of any DPSG SEC Report entitled "Risk Factors," set forth in any "Forward-Looking Statements" disclaimer or that are primarily cautionary, non-specific, forward looking or predictive in nature), DPSG hereby represents and warrants to Maple Parent as follows:

        Section 5.01    Corporate Organization.     (a) DPSG and Merger Sub are legal entities duly organized, validly existing and in good standing under the Laws of Delaware and have all requisite corporate power and authority to own, lease and operate their properties and assets and to carry on their business as presently conducted and are duly qualified or licensed to do business and, to the extent such concept is applicable, are in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of their assets or properties or conduct of their business requires such qualification or licensing, except where the failure to be so organized, qualified, licensed or in such good standing, or to have such power or authority, would not, individually or in the aggregate, be reasonably be expected to have a DPSG Material Adverse Effect.

          (b)   True and complete copies of the certificates of incorporation and by-laws of DPSG and Merger Sub, each as in effect as of the date of this Agreement, have previously been made available to Maple Parent.

          (c)   Each DPSG Subsidiary is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or other power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified or licensed to do business and, to the extent such concept is applicable, in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or licensing, except where the failure to be so organized, qualified, licensed or in such good standing, or to have such power or authority, would not, individually or in the aggregate, be reasonably be expected to have a DPSG Material Adverse Effect.

        Section 5.02    Capitalization.     (a) (i) As of the date of this Agreement, the authorized DPSG capital stock consists of (A) 800,000,000 shares of common stock, par value $0.01 per share (the "DPSG Common Stock") and (B) 15,000,000 shares of preferred stock, par value $0.01 per share, (the "DPSG Preferred Stock" and, together with the DPSG Common Stock, the "DPSG Capital Stock"). As of the close of business on January 24, 2018 (such date and time, the "Measurement Time"), (1) 179,743,931 shares of DPSG Common Stock were issued and outstanding, (2) no shares of DPSG Common Stock were held in DPSG's treasury, (3) no shares of DPSG Preferred Stock were issued and outstanding, (4) 9,143,457 shares of DPSG Common Stock were reserved and available for issuance pursuant to the DPSG Stock Plans, (5) compensatory stock options to purchase DPSG Common Stock pursuant to the DPSG Stock Plans ("DPSG Stock Options") entitling the holders thereof, upon exercise, to receive an aggregate of 1,372,606 shares of DPSG Common Stock, (6) compensatory restricted stock units ("DPSG RSUs") entitling the holders thereof to receive an aggregate of 984,031 shares of DPSG Common Stock, (7) compensatory performance share units entitling the holders thereof to receive an aggregate of 346,019 shares of DPSG Common Stock at target ("DPSG PSUs" and, together with the other equity interests referred to in clauses (5) through (7) of this sentence, the "DPSG Equity Awards"). As of the Measurement Time, no Equity Interests in DPSG were issued, reserved for issuance or outstanding except as set forth in this Section 5.02(a)(i). From and after the Measurement Time through the date of this Agreement, DPSG has not issued any Equity Interests other than the issuance of DPSG Common Stock upon the exercise or vesting of, or pursuant to, DPSG Equity Awards outstanding as of the Measurement Time and in accordance with their respective terms in effect at such time.

             (ii)  As of the date of this Agreement, except for DPSG Equity Awards and rights under this Agreement, there are not issued, reserved for issuance or outstanding, and there are not any outstanding securities, options, warrants, calls, rights, commitments, Contracts, arrangements, derivative contracts, forward sale contracts, undertakings, subscriptions, redemptions, profit participations, stock appreciation rights, phantom stock, rights of first offer or refusal, anti-dilution rights, preemptive rights or other rights, convertible or exchangeable securities or other obligations of any kind, whether written or oral, requiring DPSG or any DPSG Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Interests of DPSG or any DPSG Subsidiary. Except for Forfeitures and Cashless Settlements in connection with the DPSG Stock Plans, and DPSG Equity Awards, there are not any outstanding obligations of DPSG or any of the DPSG Subsidiaries to directly or indirectly redeem, repurchase or otherwise acquire any Equity Interests in DPSG or any DPSG Subsidiary. The issuance of shares of DPSG Common Stock pursuant to this Agreement will not obligate DPSG or any of its Subsidiaries to issue shares of DPSG Common Stock or other Equity Interests of DPSG or any DPSG Subsidiary to any Person (other than Maple Parent's shareholders) and will not result in a right of any holder of DPSG's Equity Interests to adjust the exercise, conversion, exchange or reset price under any of such securities.

            (iii)  Assuming the accuracy of Maple Parent's representations and warranties in Section 4.17, the shares of DPSG Common Stock constituting Merger Consideration will be, at the time of issuance, duly authorized and validly issued and fully paid, and nonassessable, free and clear of any Liens (other than restrictions on transfer under applicable securities Laws) and issued in compliance with all applicable Laws governing the issuance of securities and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the DPSG Charter, the DPSG By-laws or any Contract to which DPSG is or will be a party or by which it is or will be otherwise bound. Subject to the terms and conditions of this Agreement, DPSG will issue to the holders of Maple Parent Shares, and the holders of Maple Parent Shares will acquire legal ownership of, and have good and valid title to, the shares of DPSG Common Stock constituting Merger Consideration.

          (b)   All of the issued and outstanding shares of DPSG Capital Stock are and, at the time of issuance, all such shares that may be issued upon the exercise or vesting of, or pursuant to, DPSG Equity Awards will be, duly authorized and validly issued and fully paid, nonassessable, and issued in compliance with all applicable Laws governing the issuance of securities and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the DPSG Charter, the DPSG By-laws or any Contract to which DPSG is a party. Neither DPSG nor any of the DPSG Subsidiaries is party to any voting trust, proxy, voting agreement, stockholder agreements or other similar agreement with respect to the voting, transfer or dividend rights of any Equity Interests in DPSG. There are no outstanding agreements or other obligations of DPSG or any of its Subsidiaries requiring the registration for sale of any shares of DPSG Common Stock or other Equity Interests of DPSG or any of its Subsidiaries convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for or purchase shares of DPSG Common Stock and no such additional agreements is currently contemplated.

          (c)   DPSG has made available to Maple Parent a complete and correct list of all DPSG Equity Awards outstanding as of the Measurement Time, which includes, with respect to each such DPSG Equity Award, the (i) exercise price (if applicable) and (ii) number of shares of DPSG Common Stock underlying such award.

          (d)   As of the date of this Agreement, no bonds, debentures, notes or other Indebtedness, or securities convertible into or exchangeable for, or other rights to acquire, any such bonds, debentures, notes or other Indebtedness, of DPSG having the right to vote (whether on an as-converted basis or otherwise) on any matters on which stockholders may vote ("DPSG Voting Debt") are issued or outstanding.

          (e)   All of the issued and outstanding Equity Interests of each "significant subsidiary" (as such term is defined under Regulation S-X of the SEC) of DPSG are owned by DPSG, directly or indirectly, free and clear of any Liens, other than Liens for Taxes that are not yet due and immaterial Liens or Permitted Liens, and free of any restriction on the right to vote, sell or otherwise dispose of such Equity Interests (other than restrictions under applicable securities Laws), and all of such Equity Interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

          (f)    Except for the Equity Interests of the DPSG Subsidiaries, as of the date of this Agreement, DPSG does not beneficially own directly or indirectly any capital stock, membership interest, partnership interest, joint venture interest or other Equity Interest in any Person.

        Section 5.03    Authority; No Violation.     (a) Prior to the execution of this Agreement, DPSG, as sole stockholder of Merger Sub, duly executed and delivered to Merger Sub the Merger Sub Stockholder Consent pursuant to Section 228 of the DGCL. DPSG has delivered to Maple Parent a copy of the Merger Sub Stockholder Consent, which Merger Sub Stockholder Consent is currently in effect and has not been rescinded. The Merger Sub Stockholder Consent will be effective immediately following the execution of this Agreement. DPSG and Merger Sub have all necessary corporate power and authority to execute and deliver this Agreement, and, upon the effectiveness of the Merger Sub Stockholder Consent, receipt of the DPSG Stockholders Approval and the accuracy of Maple Parent's representations and warranties in Section 4.17, to consummate the Merger and the other Transactions, and to perform their other obligations hereunder. The execution, delivery and, upon the effectiveness of the Merger Sub Stockholder Consent, performance of this Agreement by Merger Sub and the consummation by Merger Sub of the Merger and the other Transactions have been duly and validly authorized by all necessary corporate action, and, upon the effectiveness of the Merger Sub Stockholder Consent, no other corporate proceedings on the part of Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Merger and the other Transactions. The board of directors of DPSG (the "DPSG Board") has determined that this Agreement and the Merger and the other Transactions are in the best interests of DPSG and its stockholders, has adopted this Agreement and recommended that its stockholders vote in favor of approving the DPSG Charter Amendment and the DPSG Stock Issuance and has directed that the DPSG Charter Amendment and the DPSG Stock Issuance be submitted to DPSG's stockholders for approval at a duly held meeting of such stockholders for such purpose (the "DPSG Stockholders Meeting"). Assuming the accuracy of Maple Parent's representations and warranties in Section 4.17, except for (i) the approval of the DPSG Charter Amendment by the affirmative vote of holders of a majority of the shares of DPSG Common Stock outstanding and entitled to vote thereon and (ii) the approval of the DPSG Stock Issuance by a majority of the shares of the DPSG Common Stock present and which have actually voted at the DPSG Stockholders Meeting ((i) and (ii), collectively, the "DPSG Stockholders Approval"), no other corporate proceedings on the part of DPSG or any other vote by the holders of any class or series of DPSG Capital Stock are necessary to approve or adopt this Agreement or to consummate the Merger and the other Transactions (except for the filing of the appropriate merger documents and the DPSG Charter Amendment as required by the DGCL and except for DPSG Board action to declare the Special Dividend). This Agreement has been duly and validly executed and delivered by DPSG and Merger Sub and (assuming due authorization, execution and delivery by Maple Parent and the accuracy of Maple Parent's representations and warranties in Section 4.17) constitutes the valid and binding obligation of DPSG and Merger Sub, enforceable against DPSG and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Limitations).

          (b)   Neither the execution and delivery of this Agreement by DPSG or Merger Sub nor the consummation by DPSG or Merger Sub of the Merger or the other Transactions, nor compliance by DPSG or Merger Sub with any of the terms or provisions of this Agreement, will (i) constitute a breach or violation of, or a default under, the DPSG Charter or the DPSG By-laws or (ii) assuming that the consents, approvals and filings referred to in Section 5.04 are duly obtained and/or made, (A) assuming the accuracy of Maple Parent's representations and warranties in Section 4.17, violate any Injunction or any statute, code, ordinance, rule, regulation, judgment, order, writ or decree applicable to DPSG or any DPSG Subsidiary or any of its respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancelation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of DPSG or any DPSG Subsidiary under, any of the terms, conditions or provisions of any contract, note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which DPSG or any of the DPSG Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, (1) in the case of clause (ii)(A), for such violations that would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect and (2) in the case of clause (ii)(B), for any such violations, conflicts, breaches, defaults, terminations, rights of termination or cancelations, accelerations or Liens that would not individually and not in the aggregate with any such other violations, conflicts, breaches, defaults, terminations, rights of termination or cancelations, accelerations or Liens, reasonably be expected to have a DPSG Material Adverse Effect.

        Section 5.04    Consents and Approvals.     Except for (a) the filing with the SEC of the Proxy Statement and the filing with the SEC of such other reports required in connection with the Merger under, and such other compliance with, the Exchange Act and the Securities Act and the rules and regulations thereunder, (b) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger and DPSG Charter Amendment as required by the DGCL, (c) compliance with notices and filings under the HSR Act and any other Antitrust Laws, (d) such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states in connection with the issuance of DPSG Common Stock constituting the Merger Consideration, (e) any notices, applications and filings required under the rules and regulations of the NYSE, including the application to the NYSE for the issuance of the shares of DPSG Common Stock constituting Merger Consideration for trading thereon, (f) any consents, approvals, orders, authorizations, registrations, transfers, waivers, disclaimers, and filings required solely by reason of Maple Parent's (as opposed to any third party's) participation in the Merger or the other Transactions, and (g) such other consents, approvals, orders, authorizations, registrations, declarations, transfers, waivers, disclaimers, and filings the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect, no consents, approvals of, filings or registrations with, or orders, authorizations or authority of any Governmental Entity are necessary in connection with (i) the execution and delivery by DPSG of this Agreement or (ii) the consummation by DPSG of the Transactions.

        Section 5.05    Reports.     DPSG and each of the DPSG Subsidiaries have timely filed all submissions, reports, registrations, schedules, forms, statements and other documents, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2015, with the Regulatory Agencies, and have paid all fees and assessments due and payable in connection therewith, except in each case where the failure to file such report, registration, schedule, form, statement or other document, or to pay such fees and assessments, would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect. No publicly available final registration statement, prospectus, report, form, schedule or definitive proxy statement filed since December 31, 2015 by DPSG or any of the DPSG Subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act (collectively, the "DPSG SEC Reports"), as of the date of such DPSG SEC Report, contained, or if filed hereafter, will contain, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) will be deemed to modify information as of an earlier date. As of their respective dates, all DPSG SEC Reports complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act") and the rules and regulations thereunder with respect thereto. DPSG has heretofore furnished or made available to Maple Parent complete and correct copies of all comment letters from the SEC since December 31, 2015 through the date of this Agreement with respect to any of the DPSG SEC Reports, together with all written responses of DPSG thereto, to the extent that such comment letters and written responses are not publicly available on EDGAR. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the DPSG SEC Reports, and, to the Knowledge of DPSG, none of the DPSG SEC Reports are subject to ongoing SEC review. None of DPSG's Subsidiaries is, or since December 31, 2015 has been, required to file periodic reports or other reports, schedules, forms, statements or other documents with the SEC pursuant to the Securities Act or the Exchange Act. As of the date of this Agreement, there are no amendments or modifications to any DPSG SEC Report that were required to be filed with (or furnished to) the SEC prior to the date of this Agreement, but that have not yet been filed with (or furnished to) the SEC.

        Section 5.06    Financial Statements.

          (a)   The consolidated balance sheets of DPSG (including the related notes, where applicable) included in the DPSG SEC Reports fairly present, and the consolidated balance sheets of DPSG (including the related notes, where applicable) included in the DPSG SEC Reports filed after the date of this Agreement will fairly present, in all material respects the consolidated financial position of DPSG and the DPSG Subsidiaries as of the dates thereof, and the consolidated statements of income, comprehensive income, changes in stockholders' equity and cash flows included in the DPSG SEC Reports (including the related notes, where applicable) fairly present, and the consolidated statements of income, comprehensive income, changes in stockholders' equity and cash flows included in the DPSG SEC Reports filed after the date of this Agreement (including the related notes, where applicable) will fairly present, in all material respects the results of the consolidated operations and changes in stockholders' equity and cash flows of DPSG and the DPSG Subsidiaries for the respective fiscal periods therein set forth (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect); each of such statements (including the related notes, where applicable) complies, or will comply, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been prepared, or will be prepared, as applicable, in accordance with GAAP, in all material respects, consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

          (b)   Except (i) for those liabilities that are reflected or reserved against on audited consolidated balance sheet of DPSG as of December 31, 2016 (the "DPSG Statement Date") or in the consolidated financial statements and notes thereto included in the DPSG SEC Reports filed prior to the date of this Agreement, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of such balance sheet and (iii) for liabilities and obligations incurred in connection with this Agreement, DPSG and the DPSG Subsidiaries do not have any liabilities of any nature that would, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect.

        Section 5.07    Material Contracts.

          (a)   For all purposes of and under this Agreement (but excluding any DPSG Benefit Plans), a "DPSG Material Contract" shall mean any of the following to which DPSG or any of the DPSG Subsidiaries is a party as of the date of this Agreement:

              (i)  any Contract that would be required to be filed as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

             (ii)  any Contract (or group of related Contracts with the same Person or its Affiliates) involving either (A) the payment or receipt of amounts by DPSG or any DPSG Subsidiary of more than $50,000,000 in DPSG's fiscal year ended December 31, 2017, or (B) future payments of more than $50,000,000 in any DPSG fiscal year that, in the case of each of "(A)" or "(B)", is terminable upon a change in control of DPSG;

            (iii)  any Contract (other than any intercompany agreement between or among DPSG and any DPSG Subsidiary) (A) for indebtedness for borrowed money in excess of $50,000,000, (B) mortgaging, pledging or otherwise placing a Lien (other than Permitted Liens) on any assets that are material to DPSG or any DPSG Subsidiary, taken as a whole, (C) restricting the payment of dividends or other distributions of assets by any of DPSG or any DPSG Subsidiary or (D) providing for the guaranty of indebtedness for borrowed money of any Person in excess of $50,000,000;

            (iv)  any Contract that contains a put, call or right of first refusal or similar right pursuant to which DPSG or any DPSG Subsidiary could be required to purchase or sell, as applicable, any equity interests or substantially all of the assets of any Person;

             (v)  other than with respect to any wholly owned Subsidiary of DPSG, any partnership, limited liability company or joint venture agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company or joint venture that is material to DPSG or any DPSG Subsidiary taken as a whole, or in which DPSG or any DPSG Subsidiary owns more than a two percent voting or economic interest;

            (vi)  any Contract to which DPSG or any DPSG Subsidiary is bound, containing a standstill or similar agreement pursuant to which one party has ongoing obligations to not acquire assets or securities of the other party or any of its Affiliates and, to the extent not entered into in the ordinary course of business or in connection with a commercial Contract, any Contract under which DPSG or any DPSG Subsidiary has ongoing indemnification obligations that are material to DPSG or any DPSG Subsidiary, taken as a whole;

           (vii)  any Contract the terms of which would or would be reasonably expected to prevent DPSG's ability to consummate the Merger or the other Transactions;

          (viii)  any Contract that (A) limits or purports to limit in any material respect the type of businesses in which DPSG or any DPSG Subsidiary may engage or the locations in which any of them may engage, (B) would reasonably be expected to require the disposition of any material assets or lines of business of DPSG or any DPSG Subsidiary, (C) provides for the payment or receipt of amounts by DPSG or any DPSG Subsidiary of more than $50,000,000 annually and grants "most favored nation" status, provides exclusive access to any product or product features, is a "requirements" Contract or grants special discounts to any customer, potential customer or any class of customers, in each case that, following the Merger, would apply to DPSG or any DPSG Subsidiary, including DPSG or any DPSG Subsidiary, (D) grants to any third Person any material exclusive supply, distribution or franchise agreement or other similar material exclusive rights, or (E) prohibits or limits the right of DPSG or any DPSG Subsidiary to use, transfer, license, distribute or enforce any material DPSG IP Rights, other than limitations on enforcement arising from non-exclusive licenses of DPSG IP Rights entered into in the ordinary course of business;

            (ix)  any swap, cap, floor, collar, futures contract, forward contract, option and any other derivative financial instrument, contract or arrangement that is material to DPSG or any DPSG Subsidiary taken as a whole and that is based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever (whether tangible or intangible), other than Contracts entered into in the ordinary course of business;

             (x)  any Contract pursuant to which (A) DPSG or any DPSG Subsidiary uses material Intellectual Property Rights owned by a third party (other than (1) license agreements for any third-party commercially available software, (2) agreements between DPSG or any DPSG Subsidiary, on the one hand, and their employees or consultants, on the other hand, entered into in the ordinary course of business or (3) non-exclusive in-bound licenses entered into in the ordinary course of business), (B) a third party uses material DPSG IP Rights (other than non-exclusive out-bound licenses entered into in the ordinary course of business), or (C) DPSG or any DPSG Subsidiary consents to or agrees not to assert rights with respect to the use or registration by a third party, or a third party consents to the use or registration by DPSG, of any material Trademarks of DPSG or any DPSG Subsidiary;

            (xi)  any Contract entered into since December 31, 2015 that provides for the acquisition or disposition, directly or indirectly (by merger or otherwise), of all of the capital stock of, or all or substantially all of the assets of, any Person (A) for aggregate consideration under such Contract in excess of $50,000,000, or (B) pursuant to which DPSG or any DPSG Subsidiary has continuing "earn-out" or other similar contingent payment obligations of more than $10,000,000;

           (xii)  any Collective Bargaining Agreement;

          (xiii)  any Contract relating to settlement of any administrative or judicial proceedings, in each case, individually in excess of $5,000,000, under which there are outstanding obligations (including settlement agreements) of DPSG or any DPSG Subsidiary;

          (xiv)  any Contract to which any of the 15 largest suppliers of DPSG or any DPSG Subsidiary (based on the consolidated cost of goods and services paid to such Person by DPSG or any DPSG Subsidiary for DPSG's fiscal year ended December 31, 2017) or any of the 15 largest customers of DPSG or any DPSG Subsidiary (based on the consolidated revenues received from such Person by DPSG or any DPSG Subsidiary for DPSG's fiscal year ended December 31, 2017) is a party, in each case that has a term of more than sixty (60) days and that may not be terminated by DPSG or any DPSG Subsidiary (without penalty) within sixty (60) days after the delivery of a termination notice, other than Contracts related to the purchase of raw materials or inventory in the ordinary course of business; and

           (xv)  any lease or sublease pursuant to which DPSG or any DPSG Subsidiary uses or occupies, or has the right to use or occupy, any real property involving payment by DPSG or any DPSG Subsidiary of rent in excess of $25,000,000 per year; and

          (xvi)  any (A) bottling and distribution Contracts, (B) co-packing Contracts and (C) standard retailer Contracts.

  Solely for the purposes of Section 5.07(b) below and Section 6.02(m), notwithstanding the foregoing, "DPSG Material Contracts" shall not include (x) bottling and distribution Contracts, (y) co-packing Contracts and (z) standard retailer Contracts, in each case, entered into in the ordinary course of business, but such Contracts described in (x), (y) and (z) shall otherwise be included in the definition of "DPSG Material Contracts," for all other purposes in this Agreement).

          (b)   True and complete copies of all DPSG Material Contracts have been (i) publicly filed with the SEC and are publicly available as of the date hereof, or (ii) made available to Maple Parent, other than any Collective Bargaining Agreement that is not material to DPSG and the DPSG Subsidiaries taken as a whole.

          (c)   Except as would not have a DPSG Material Adverse Effect, each DPSG Material Contract is valid and binding on DPSG (and/or each such Subsidiary of DPSG party thereto) and, to the Knowledge of DPSG, each other party thereto, and is in full force and effect, enforceable against DPSG or each such Subsidiary of DPSG party thereto, as the case may be, in accordance with its terms, subject to the Enforceability Limitations, and except as would not have a DPSG Material Adverse Effect neither DPSG nor any of its Subsidiaries that is a party thereto, nor, to the Knowledge of DPSG, any other party thereto, is in breach of, or default under, any such DPSG Material Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by DPSG or any of its Subsidiaries, or, to the Knowledge of DPSG, any other party thereto. Except as would not have a DPSG Material Adverse Effect, neither DPSG nor any of its Subsidiaries has received any notice of termination or cancellation under any DPSG Material Contract, received any notice of breach or default under any DPSG Material Contract which breach has not been cured, or granted to any third party any rights, adverse or otherwise, that would constitute a breach of any DPSG Material Contract.

        Section 5.08    Absence of Certain Changes or Events.     From September 30, 2017 through the date of this Agreement, DPSG and the DPSG Subsidiaries have conducted their respective businesses only in the ordinary course of such businesses or in order to effectuate the terms of this Agreement and there has not been:

          (a)   any change, state of facts, circumstance, event or development that, individually or in the aggregate, has had or is reasonably likely to have a DPSG Material Adverse Effect;

          (b)   any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of DPSG or any DPSG Subsidiary (except for (i) ordinary quarterly dividends disclosed in the DPSG SEC Reports, and (ii) dividends or other distributions by any direct or indirect wholly owned Subsidiary to DPSG or to any wholly owned Subsidiary of DPSG), or any repurchase, redemption or other acquisition by DPSG or any DPSG Subsidiary of any outstanding shares of capital stock or other securities of DPSG or any DPSG Subsidiary;

          (c)   any material change in any method of accounting or accounting practice by DPSG or any DPSG Subsidiary, except as required by changes in applicable GAAP;

          (d)   (i) any material increase in the compensation or benefits payable or to become payable to officers of DPSG or any DPSG Subsidiary (except for increases in the ordinary course of business or the payment of accrued or earned but unpaid bonuses, including but not limited to newly hired employees, promotions, retentions or as required by applicable Law), (ii) any establishment, adoption or entry into any collective bargaining, material bonus, profit sharing, equity, thrift, compensation, employment, termination, change-in-control, severance or other plan, trust, fund or policy in each case maintained or sponsored by DPSG or any DPSG Subsidiary for the benefit of any director, officer or non-officer employee (with the exception of any establishment, adoption, entry into or amendment of any compensation, employment, termination or severance plan or policy for non-officer employees), except to the extent required by applicable Law or in the ordinary course of business consistent with past practice or (iii) any material amendment of any DPSG Benefit Plan except as required by applicable Law and except with respect to any compensation, employment, termination or severance plan or policy for non-officer employees;

          (e)   any material Tax election made, changed or revoked by DPSG or any DPSG Subsidiary or any settlement or compromise of any material Tax liability by DPSG or any DPSG Subsidiary;

          (f)    any material change in tax accounting principles by DPSG or any DPSG Subsidiary, except insofar (i) as may have been required by applicable Law or changes in applicable GAAP or (ii) to the extent disclosed in the DPSG Disclosure Letter and made as a result of the enactment of Public Law No. 115-97 and any guidance thereunder;

          (g)   any surrender of any right to claim a material Tax refund;

          (h)   any amendment of any Tax Return of DPSG or any DPSG Subsidiary with respect to a material amount of Taxes; or

          (i)    any agreement to do any of the foregoing.

        Section 5.09    Merger Sub.     The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which have been duly issued, are fully paid and nonassessable. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned directly by DPSG free and clear of any Liens, other than restrictions on transfer under applicable securities Laws. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Merger and the other Transactions.

        Section 5.10    Legal Proceedings.     As of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of DPSG, threatened against DPSG or any of its Subsidiaries, in either case, that would, individually or in the aggregate, be material to DPSG and its Subsidiaries taken as a whole. Neither DPSG nor any of its Subsidiaries is subject to any outstanding Order that would be, individually or in the aggregate, material to DPSG and its Subsidiaries taken as a whole.

        Section 5.11    Taxes and Tax Returns.     (a) Except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect: (i) DPSG and the DPSG Subsidiaries have timely filed, taking into account any extensions, all Tax Returns required to be filed by them (all such Tax Returns being accurate and complete) and have paid all Taxes required to be paid by them other than Taxes that are not yet due or that are being contested in good faith in appropriate proceedings; (ii) there are no Liens for Taxes on any assets of DPSG or the DPSG Subsidiaries; (iii) no deficiency for any Tax has been asserted or assessed by a taxing authority against DPSG or any of the DPSG Subsidiaries which deficiency has not been paid or is not being contested in good faith in appropriate proceedings; (iv) DPSG and the DPSG Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid; and (v) neither DPSG nor any of the DPSG Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among and of DPSG and the DPSG Subsidiaries).

          (b)   Within the past five years, neither DPSG nor any of the DPSG Subsidiaries has been a "distributing corporation" or a "controlled corporation" in a distribution purported or intended to qualify for tax-free treatment under Section 355 of the Code.

          (c)   DPSG is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.

          (d)   Neither DPSG nor any of the DPSG Subsidiaries has been a party to a transaction that, as of the date of this Agreement, constitutes a "listed transaction" for purposes of Section 6011 of the Code and applicable U.S. Treasury Regulations thereunder (or a similar provision of state Law).

        Section 5.12    Employee Benefit Plans.

          (a)   For purposes of this Agreement, the term "DPSG Benefit Plan" shall mean each (i) "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to ERISA and (ii) employment, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, severance, termination, retention, change of control and other similar fringe, welfare or other employee benefit plan, program, agreement, contract, policy or binding arrangement (whether or not in writing), in either case, maintained or contributed to for the benefit of any current or former employee or director of DPSG or any of the DPSG Subsidiaries, or with respect to which DPSG or any of the DPSG Subsidiaries has any current or future liability, but excluding any such plan, program, agreement, contract, policy or binding arrangement required to be maintained or to which contributions are required pursuant to applicable non-U.S. Law. DPSG has made available to Maple Parent complete and accurate copies of the plan documents and summary plan descriptions of any material DPSG Benefit Plan.

          (b)   Neither DPSG, any of the DPSG Subsidiaries or any other trade or business (whether or not incorporated) which would be treated as a single employer with DPSG or any of the DPSG Subsidiaries under Section 414 of the Code maintains or has, within the past six years, contributed to (1) an "employee pension benefit plan" (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA or (2) a "multiple employer plan" (as defined in Section 4063 or 4064 of ERISA). Except for any such events that would not, individually or in the aggregate, reasonably be expected to result in material liability to DPSG and the DPSG Subsidiaries taken as a whole, with respect to each DPSG Benefit Plan that is subject to Title IV of ERISA: (i) no reportable event (within the meaning of Section 4043 of ERISA) to which a waiver of the report filing requirement pursuant to applicable regulations does not apply has occurred or is expected to occur as a result of the Transactions; (ii) the minimum funding standard under Section 430 of the Code has been satisfied and no waiver of any minimum funding standard or any extension of any amortization period has been requested or granted; (iii) all amounts due to the Pension Benefit Guaranty Corporation pursuant to Section 4007 of ERISA have been paid (or are not yet due); (iv) there has been no event described in Section 4062(e) of ERISA, and the Transactions will not result in any event described in Section 4062(e) of ERISA; and (v) no notice of intent to terminate any such plan has been filed and no amendment to treat any such plan as terminated has been adopted and no proceeding has been commenced by the Pension Benefit Guaranty Corporation to terminate any such plan.

          (c)   Each DPSG Benefit Plan has been maintained, operated and administered in material compliance with its terms and with all applicable Law. No non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA and Section 5974 of the Code has occurred or is reasonably expected to occur with respect to any DPSG Benefit Plan that would reasonably be likely to result in a DPSG Material Adverse Effect.

          (d)   As of the date hereof, there are no legal proceedings pending or, to the Knowledge of DPSG, threatened on behalf of or against any DPSG Benefit Plan, the assets of any trust under any DPSG Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any DPSG Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that would be likely to result in material liability to DPSG and the DPSG Subsidiaries, taken as a whole.

          (e)   No material DPSG Benefit Plan provides for post-retirement or post-employment welfare benefits to former employees of DPSG or the DPSG Subsidiaries, other than pursuant to Section 4980B of the Code or any similar Law, or the continuation of welfare benefits during any period in which any such former employee is receiving severance.

          (f)    Each DPSG Benefit Plan that is intended to be "qualified" under Section 401 of the Code has received a favorable determination letter or may rely on an opinion letter from the IRS to such effect and, to the Knowledge of DPSG, nothing has occurred or is reasonably expected to cause the loss of such qualification.

          (g)   Except as would not reasonably be likely to result in material liability to DPSG and the DPSG Subsidiaries taken as a whole, neither the execution or delivery of this Agreement nor the consummation of the Transactions will (either alone or upon the occurrence of any additional or subsequent events) (A) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee or independent contractor of DPSG or any of the DPSG Subsidiaries, (B) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or independent contractor, (C) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (D) result in the payment of any amount that could, individually or in combination with any other payment or benefit, constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

          (h)   No Person is entitled to receive any additional payment (including any tax gross-up payment) from DPSG or any of the DPSG Subsidiaries as a result of the imposition of additional taxes under Section 4999 or Section 409A of the Code.

          (i)    Except as would not reasonably be likely to result in material liability to DPSG and the DPSG Subsidiaries taken as a whole, (i) each DPSG Benefit Plan that is not subject to U.S. law (each, a "DPSG Foreign Benefit Plan") has been established, maintained and administered in material compliance with its terms and applicable Laws, and if intended to qualify for special tax treatment, meets all the requirements for such treatment, (ii) all employer and employee contributions to each DPSG Foreign Benefit Plan required by its terms or by applicable Law have been made or, if applicable, accrued in accordance with generally accepted accounting practices in the applicable jurisdiction applied to such matters, and (iii) no unfunded liability or obligation of DPSG or the DPSG Subsidiaries exists with respect to any DPSG Foreign Benefit Plan that has not been accrued in accordance with applicable accounting standards.

          (j)    To the Knowledge of DPSG, as of the date of this Agreement: (i) there are no activities or proceedings of any labor or trade union to organize any employees of DPSG or any of the DPSG Subsidiaries; (ii) except in the ordinary course of business consistent with past practice, no Collective Bargaining Agreement is being negotiated by DPSG or any of the DPSG Subsidiaries; (iii) there are no strikes, lockouts, slowdowns or work stoppages against DPSG or any of the DPSG Subsidiaries pending or, to the Knowledge of DPSG, threatened that may materially interfere with the respective business activities of DPSG or any of the DPSG Subsidiaries; (iv) there are no grievances or other labor disputes pending or, to the Knowledge of DPSG, threatened against or involving DPSG or any of the DPSG Subsidiaries; and (v) there are no unfair labor practice charges or complaints pending or, to the Knowledge of DPSG, threatened by or on behalf of any employee or group of employees, except in each case as would not be material to DPSG or any of the DPSG Subsidiaries, taken as a whole.

          (k)   Except as would not reasonably be expected to have a DPSG Material Adverse Effect, DPSG and each of the DPSG Subsidiaries has complied with applicable Laws and orders with respect to employment (including applicable Laws regarding wage and hour requirements, correct classification of independent contractors and of employees as exempt and non-exempt, immigration status, discrimination in employment, employee health and safety, and collective bargaining, civil rights, immigration, child labor, and meal and rest break periods). Since December 31, 2015, DPSG and the DPSG Subsidiaries have complied with the Worker Adjustment and Retraining Notification Act (WARN) and any similar state or local "mass layoff" or "plant closing" Law, and there has been no "mass layoff" or "plant closing" (as defined by WARN) with respect to DPSG or any of the DPSG Subsidiaries within the ninety (90) days prior to the date of this Agreement.

          (l)    To the Knowledge of DPSG, since December 31, 2015, DPSG and the DPSG Subsidiaries (or in the case of DPSG Subsidiaries acquired by DPSG after such date, since the date of such acquisition) have withheld all material amounts required by applicable Law to be withheld from the wages, salaries, and other payments to employees, and are not, to the Knowledge of DPSG, liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Neither DPSG nor any of the DPSG Subsidiaries is liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits for employees (other than routine payments to be made in the ordinary course of business consistent with past practice).

          (m)  Except as would not, reasonably be expected to have a DPSG Material Adverse Effect, DPSG's execution and delivery of this Agreement and DPSG's performance of this Agreement does not require DPSG to seek or obtain consent, engage in consultation with, issue any notice to, or make any filing with any employee or representative, labor union, works council or similar organization representing DPSG employees, or any Governmental Entity governing employee matters, except to the extent previously made or obtained prior to the date hereof or as required by Law.

          (n)   As of the date of this Agreement, and except as would not, reasonably be expected to have a DPSG Material Adverse Effect, no complaints, charges or claims against DPSG or any of the DPSG Subsidiaries are pending, or to the Knowledge of DPSG, threatened, that would reasonably be expected to be brought or filed with any Governmental Entity, based on, arising out of, or otherwise relating to any individual's employment or termination by DPSG or any of the DPSG Subsidiaries, or relating to DPSG's or any of the DPSG Subsidiaries' failure to employ an individual.

        Section 5.13    Internal Control.

          (a)   DPSG has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of DPSG's financial reporting and the preparation of DPSG's financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of DPSG; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the DPSG Board; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of DPSG that could have a material effect on its financial statements. DPSG's management has completed an assessment of the effectiveness of DPSG's system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2016, and that assessment concluded that those controls were effective.

          (b)   DPSG (i) maintains accurate books and records reflecting its assets and liabilities and has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that all information required to be disclosed by DPSG in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to DPSG's management as appropriate to allow timely decisions regarding required disclosure and to enable the principal executive officer of DPSG and the principal financial officer of DPSG to make the certifications required under the Exchange Act with respect to such reports and (ii) has disclosed, based on its most recent evaluation of its disclosure controls and procedures and internal control over financial reporting prior to the date of this Agreement, to DPSG auditors and the DPSG Board and audit committee of the DPSG Board (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect DPSG's ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in DPSG's internal control over financial reporting. Since December 31, 2016, none of DPSG, DPSG's auditors, DPSG's Board or the audit committee of the DPSG Board has received any oral or written notification of any matter set forth in the preceding clause (A) or (B). During the last three (3) years (i) no complaints from any source outside DPSG or its Subsidiaries regarding accounting, internal accounting controls or auditing matters relating to DPSG or any of its Subsidiaries, and (ii) no complaints from any employees of DPSG or its Subsidiaries regarding questionable accounting or auditing matters relating to DPSG or its Subsidiaries, have been received by DPSG or any of its Subsidiaries or members of the management of DPSG or its Subsidiaries.

          (c)   DPSG is in compliance, and has complied since December 31, 2015, in each case in all material respects, with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE.

          (d)   Each of the principal executive officer and principal financial officer of DPSG (or each former principal executive officer and principal financial officer of DPSG, as applicable) have made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and the NYSE, and the statements contained in any such certifications are complete and correct in all material respects.

          (e)   Since December 31, 2015, there has been no transaction, or series of similar transactions, agreements, arrangements or understandings, nor is there any proposed transaction as of the date of this Agreement, or series of similar transactions, agreements, arrangements or understandings to which DPSG or any of its Subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that has not been disclosed in the DPSG SEC Reports publicly filed or furnished with the SEC following December 31, 2015.

          (f)    Neither DPSG nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among DPSG or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance-sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, DPSG or any of its Subsidiaries in DPSG's published financial statements or other DPSG SEC Reports.

        Section 5.14    Compliance with Laws; Licenses.

          (a)   Since December 31, 2015, the businesses of each of DPSG and each of the DPSG Subsidiaries (including the ownership and maintenance of all its assets) is and have been conducted in compliance with all Laws applicable to DPSG and the DPSG Subsidiaries, except for violations that would not have a DPSG Material Adverse Effect. No investigation, audit or review by any Governmental Entity with respect to DPSG and the DPSG Subsidiaries or any of their assets is pending or, to the Knowledge of DPSG, threatened, nor has any Governmental Entity notified DPSG in writing of its intention to conduct the same, except for such investigations or reviews the outcome of which would not have a DPSG Material Adverse Effect.

          (b)   DPSG and each DPSG Subsidiary holds all licenses, authorizations, permits, consents, approvals, variances, exemptions and orders necessary for the operation of its business, except for such failures that, individually or in the aggregate, have not had and are not reasonably likely to have a DPSG Material Adverse Effect.

          (c)   Neither DPSG nor any DPSG Subsidiary has received any warning letter or other written notice from any Governmental Entity, with respect to the manufacture, development, testing, labeling, marketing, promotion, advertising, endorsements or distribution of any product manufactured by, or on behalf of DPSG (a "DPSG Product"), alleging any violation or potential violation by DPSG or any of its Subsidiaries of any applicable Law or Order that is material to DPSG and its Subsidiaries taken as a whole and that remains outstanding or unresolved as of the date of this Agreement. To the Knowledge of DPSG, each contract manufacturer is in compliance with all applicable Laws as they relate to DPSG Products, including those related to compliance with good manufacturing practices, except for violations that would not have a DPSG Material Adverse Effect. To the Knowledge of DPSG, there is no Legal Proceeding pending against or threatened against DPSG's contract manufacturers regarding the existence of a deficiency in the manufacture, production, distribution or sale related to any DPSG Product that would have a DPSG Material Adverse Effect.

          (d)   Except as would not have a DPSG Material Adverse Effect, DPSG, each DPSG Subsidiary, and all DPSG Food Products, packaging, and food contact substances used in or with all DPSG Food Products have complied in all material respects with all Laws applicable to foods, packaging, or food contact substances, including those of the FDA and all state Governmental Entities with jurisdiction over DPSG or the DPSG Subsidiaries and the DPSG Food Products. For purposes of this Agreement, "DPSG Food Products" shall mean all food products of all types (whether private label or branded, finished food, work in process, or food ingredients) manufactured, processed or packaged by, or for, DPSG or the DPSG Subsidiaries.

          (e)   Each DPSG Food Product has complied with all applicable product labeling requirements and other regulatory requirements, quality control and similar standards, whether contractual, statutory, regulatory or imposed by DPSG or DPSG Subsidiary policies or third-party certifying bodies except for violations that would not have a DPSG Material Adverse Effect.

          (f)    Since December 31, 2015, to DPSG's Knowledge, (i) no DPSG Food Product has been the subject of any material voluntary or mandatory recall, public notification, or notification to any Governmental Entity, or similar action; and (ii) no customer or subsequent purchaser of any DPSG Food Product has asserted a material claim with respect to any nonconformity of any such DPSG Food Product with applicable specifications, warranties, labeling requirements, regulatory requirement, quality control or similar standards, whether contractual, statutory, regulatory or imposed by DPSG or DPSG Subsidiary policies or third-party certifying bodies.

          (g)   Since December 31, 2015, to DPSG's Knowledge, except as would not have a DPSG Material Adverse Effect (i) DPSG and its, directors, officers and employees have complied in all material respects with the Fraud and Bribery Laws and (ii) neither DPSG, any DPSG Subsidiary (or in the case of Subsidiaries acquired by DPSG after such date, since the date of such acquisition) nor any of DPSG's, directors, officers, employees, agents or other representatives acting on DPSG's behalf have directly or indirectly, in each case, in violation of the Fraud and Bribery Laws: (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of or under the auspices of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, (C) made any payment to any customer or supplier, or to any officer, director, partner, employee or agent of any such customer or supplier, for the unlawful sharing of fees to any such customer or supplier or any such officer, director, partner, employee or agent for the unlawful rebating of charges, (D) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee or agent or (E) taken any action or made any omission in violation of any applicable law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts.

          (h)   Except as would not have a DPSG Material Adverse Effect, since December 31, 2015, DPSG and each of the DPSG Subsidiaries (or in the case of Subsidiaries acquired by DPSG after such date, since the date of such acquisition) has complied with applicable United States and foreign export control laws and regulations, including the United States Export Administration Act and implementing Export Administration Regulations; the Arms Export Control Act and implementing International Traffic in Arms Regulations; and the various economic sanctions laws administered by the Office of Foreign Assets Control of the U.S. Treasury Department. Without limiting the foregoing, there are no pending or, to the Knowledge of DPSG, threatened claims or investigations by any Governmental Entity of violations against DPSG or any of the DPSG Subsidiaries with respect to export activity or export licenses, that would have a DPSG Material Adverse Effect.

          (i)    Since December 31, 2016 and except as has not had a DPSG Material Adverse Effect, neither DPSG nor any DPSG Subsidiary has received any written notice of or, to the Knowledge of DPSG, been charged with the violation of any Laws governing advertising, endorsements and consumer protection.

        Section 5.15    Environmental Liability.     Except as would not have a DPSG Material Adverse Effect:

          (a)   DPSG and the DPSG Subsidiaries are, and have been, in compliance, with all Environmental Laws applicable to their respective operations, which compliance includes the possession and maintenance of, and compliance with, all Permits required under applicable Environmental Laws for the operation of the business of DPSG and the DPSG Subsidiaries. Neither DPSG nor any of the DPSG Subsidiaries has received any written notice, demand, letter or claim alleging that DPSG or any DPSG Subsidiary is in violation of or liable under any Environmental Law, including with respect to any alleged release of or exposure to any Hazardous Substances or the validity of or failure to comply with any Permit required under Environmental Law and, to the Knowledge of DPSG, no such notice, demand or claim has been threatened.

          (b)   Neither DPSG nor any of the DPSG Subsidiaries is a party to or is the subject of any pending or, to the Knowledge of DPSG, threatened Legal Proceeding (i) alleging any Liability or responsibility under or noncompliance with any Environmental Law or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation of or exposure to, Hazardous Substances, and, to DPSG's Knowledge, no Hazardous Substances are present at, on or under any DPSG Owned Real Property or DPSG Leased Real Property of a type or in a condition that would reasonably be expected to give rise to liability under Environmental Laws on the part of DPSG or any DPSG Subsidiaries. Neither DPSG nor any DPSG Subsidiary is subject to any Order or agreement by or with any Governmental Entity or third party imposing any material liability or obligation on DPSG or any DPSG Subsidiary with respect to any of the foregoing.

        Section 5.16    Real Property.     Except as would not have a DPSG Material Adverse Effect, DPSG or a DPSG Subsidiary has good fee simple title to all real property owned by DPSG or any DPSG Subsidiaries (the "DPSG Owned Real Property") in each case free and clear of all Liens except for Permitted Liens. DPSG or a DPSG Subsidiary has a valid leasehold estate in all real property leased, subleased, licensed or otherwise occupied by DPSG or any DPSG Subsidiaries (the "DPSG Leased Real Property"), free and clear of all Liens except for Permitted Liens, except for any such invalidity that, individually or in the aggregate, would not have a DPSG Material Adverse Effect. All buildings, structures, fixtures and other improvements on the DPSG Owned Real Property and the DPSG Leased Real Property are in good condition and are adequate to operate the business as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect. Neither DPSG nor any DPSG Subsidiary owns, holds, has granted or is obligated under any option, right of first offer, right of first refusal or other contractual right to sell or dispose of any of the DPSG Owned Real Property or any portion thereof or interest therein that is individually or in the aggregate material to DPSG and the DPSG Subsidiaries taken as a whole.

        Section 5.17    DPSG Information.     The information relating to DPSG and the DPSG Subsidiaries that is provided by or on behalf of DPSG, or any of the DPSG Subsidiaries for inclusion in the Proxy Statement, or in any other document filed with any other Regulatory Agency in connection with the Merger and the other Transactions, will not, in the case of the Proxy Statement, at the date it is first mailed to DPSG's stockholders or at the time of the DPSG Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement (except for such portions thereof that relate only to Maple Parent or any of the Maple Parent Subsidiaries) will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder.

        Section 5.18    Takeover Statutes; Other Restrictions.     As of the date hereof and assuming the accuracy of Maple Parent's representations and warranties in Section 4.17, DPSG has taken all action necessary to exempt this Agreement, the Merger and the other Transactions from the restrictions on business combinations in Section 203 of the DGCL, and, accordingly, neither such section nor any other antitakeover or similar statute or regulation (each, a "Takeover Statute") applies to this Agreement, the Merger or the Transactions. Assuming the accuracy of Maple Parent's representations and warranties in Section 4.17, no other "control share acquisition," "fair price," "moratorium" or other antitakeover Laws enacted under U.S. state or federal Laws apply to this Agreement or the Transactions.

        Section 5.19    Intellectual Property.     (a) Except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect, DPSG and the DPSG Subsidiaries, collectively, own, license or otherwise have the right to use, free and clear of all Liens, all Intellectual Property Rights used in the operation of their respective businesses as currently conducted (collectively, the "DPSG IP Rights"). The execution, delivery and performance of this Agreement or the consummation of the Merger and the other Transactions will not affect ownership of the Intellectual Property Rights owned or purported to be owned by DPSG or any of the DPSG Subsidiaries (the "DPSG Owned IP"), except for any adverse effect that would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect. All issued Patents, registered Trademarks and registered copyrights included in the DPSG Owned IP are subsisting, valid and enforceable, except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect.

          (b)   (i) The conduct of the business as currently conducted by DPSG and the DPSG Subsidiaries does not infringe, dilute misappropriate or otherwise violate the Intellectual Property Rights of any third Person, and since December 31, 2015, there has been no such claim, action or proceeding asserted or, to DPSG's Knowledge, threatened against DPSG or any of the DPSG Subsidiaries; (ii) there is no claim, action or proceeding asserted or, to DPSG's Knowledge, threatened against DPSG or any of theDPSG Subsidiaries that seeks to cancel, limit or challenge the ownership, validity, registrability, enforceability, or use of or right to use any DPSG Owned IP and; (iii) to DPSG's Knowledge, no third Person is infringing, diluting, misappropriating or otherwise violating any DPSG Owned IP, except, in the case of clauses (i), (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect.

          (c)   DPSG and each of the DPSG Subsidiaries has taken commercially reasonable precautions to protect and maintain the confidentiality of all Trade Secrets included in the DPSG Owned IP ("Confidential DPSG IP"), except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect. To DPSG's Knowledge, no Confidential DPSG IP has been used by or disclosed to any third Person (except pursuant to a non-disclosure agreement or other binding obligation to maintain confidentiality), except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect.

          (d)   Since December 31, 2015, except as would not, individually or in the aggregate, reasonably be expected to have a DPSG Material Adverse Effect (i) DPSG and the DPSG Subsidiaries are in compliance with (A) all of their respective stated privacy policies and (B) all data protection, privacy and other applicable Laws that concern the collection, retention, storage, recording, processing, transfer, sharing or other disposition or use of any personally identifiable information and no claims have been asserted or threatened against DPSG or any DPSG Subsidiaries alleging a violation of any Person's privacy or personal information or data rights, and (ii) there have not been any security breaches in the information technology systems used by DPSG and each of the DPSG Subsidiaries.

        Section 5.20    Opinion of Financial Advisor.     Prior to the execution of this Agreement, the DPSG Board has received the oral opinion (to be confirmed in writing) of Credit Suisse Securities

(USA) LLC ("Credit Suisse") to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken, the consideration (as defined in such opinion) provided for pursuant to the terms of this Agreement is fair, from a financial point of view, to the holders of DPSG Common Stock (other than, to the extent applicable, JAB Holding Company LLC ("JAB"), Mondelēz International, Inc. ("Mondelēz") and their respective affiliates). A copy of such written opinion will be delivered to Maple Parent solely for informational purposes reasonably promptly following receipt thereof by DPSG.

        Section 5.21    Advisors' Fees.     None of DPSG, any of the DPSG Subsidiaries or any of their respective officers or directors on behalf of DPSG or any DPSG Subsidiary has employed any Advisor, or incurred any liability for any broker's fees, commissions, finder's fees or other Advisor fees, in connection with the Merger or other Transactions, other than Credit Suisse and an advisor to be engaged by DPSG following the date of this Agreement to deliver the Solvency Opinion (the "Solvency Advisor"). Section 5.21 of the DPSG Disclosure Letter sets forth, as of the date of this Agreement, DPSG's good faith estimate of the out-of-pocket fees payable by it or any DPSG Subsidiary to Credit Suisse and the Solvency Advisor in connection with this Agreement, the Merger and the other Transactions.

        Section 5.22    Solvency.     DPSG is not entering into the Transactions with the intent to hinder, delay or defraud either present or future creditors. As of the date hereof, DPSG is Solvent, and as of immediately prior to the Effective Time (and before giving effect to all of the Transactions contemplated hereby, including the Debt Financing and the payment of the Special Dividend, the DPSG Payoff Amount, the Maple Parent Payoff Amount and all other amounts required to be paid in connection with the consummation of the Transactions, and the payment of all related fees and expenses), DPSG shall be Solvent.

        Section 5.23    No Other Representations or Warranties.     Except for the representations and warranties contained in this Agreement, none of DPSG, any of the DPSG Subsidiaries or DPSG's Affiliates nor any other Person makes any express or implied representation or warranty on behalf of DPSG, any of the DPSG Subsidiaries or DPSG's Affiliates or any other Person, and each of DPSG, the DPSG Subsidiaries and DPSG's Affiliates hereby disclaims any such representation or warranty whether by DPSG, any of the DPSG Subsidiaries or any of DPSG's Affiliates.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

        Section 6.01    Conduct of Business Prior to the Effective Time.     During the Interim Period, except as required by Law, the rules and regulations of NYSE or GAAP, as expressly contemplated or permitted by this Agreement, as specifically set forth in Section 6.01 of the DPSG Disclosure Letter, or as consented to in writing by Maple Parent (such consent not to be unreasonably withheld, conditioned or delayed), DPSG will, and will cause each DPSG Subsidiary to, (a) conduct its business in the ordinary course in all material respects and (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships. Notwithstanding the foregoing provisions of this Section 6.01, (i) DPSG shall not take any action prohibited by Section 6.02 in order to satisfy DPSG's obligations under this Section 6.01, and (ii) DPSG shall be deemed not to have failed to satisfy its obligations under this Section 6.01 to the extent such failure resulted, directly or indirectly, from DPSG's failure to take any action prohibited by Section 6.02.

        Section 6.02    Forbearances.     During the Interim Period, except as required by Law, the rules and regulations of NYSE or GAAP, as expressly contemplated or permitted by this Agreement, as specifically set forth in Section 6.02 of the DPSG Disclosure Letter or as consented to in writing by Maple Parent (such consent not to be unreasonably withheld, conditioned or delayed), DPSG will not, and will not permit any of the DPSG Subsidiaries to:

          (a)   incur any Indebtedness or make any loan or advance or enter into any swap or hedging transaction other than any of the following:

              (i)  Indebtedness incurred (A) under the DPSG Credit Facilities in the ordinary course of business or (B) pursuant to any of the commercial paper facilities set forth on Section 6.02 of the DPSG Disclosure Letter; provided that the aggregate Indebtedness incurred under clauses (A) and (B) shall not exceed $200,000,000 in the aggregate;

             (ii)  Indebtedness incurred to refinance, prepay, repurchase or redeem any Indebtedness falling due prior to the End Date on then-current market terms;

            (iii)  loans or advances made in the ordinary course of business consistent with past practice between DPSG and any of the DPSG Subsidiaries or between DPSG Subsidiaries;

            (iv)  advances made to directors or officers of DPSG or any DPSG Subsidiary pursuant to and solely to the extent of advancement obligations in the DPSG Charter, DPSG By-laws, the certificate of incorporation or by-laws of any DPSG Subsidiary, this Agreement or any indemnification agreement existing at the time of this Agreement between DPSG or any DPSG Subsidiary, on the one hand, and any directors or officers of DPSG or any DPSG Subsidiary, on the other hand; or

             (v)  in the ordinary course of business consistent with past practice in accordance with DPSG's current policy: (A) Contracts entered into for purposes of hedging against changes in commodities prices; and (B) Contracts entered into for purposes of hedging against changes in foreign currency exchange rates in accordance with DPSG's current policy with respect to foreign currency exchange rate hedging, in each case providing for coverage of no more than forward one year;

          (b)   adjust, reclassify, split, combine or subdivide, redeem, purchase or otherwise acquire, directly or indirectly any DPSG Capital Stock;

          (c)   merge or consolidate DPSG or any DPSG Subsidiaries with any other Person, except for any such transactions solely among wholly owned Subsidiaries of DPSG not in violation of any instrument binding on DPSG or any DPSG Subsidiaries and that would not reasonably be expected to result in a net Tax liability in excess of $5,000,000;

          (d)   declare, authorize, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for (i) dividends paid by any Subsidiary of DPSG to DPSG or to any wholly owned Subsidiary of DPSG and (ii) the Special Dividend), or enter into any Contract with respect to the voting of its capital stock other than proxies or voting agreements solicited by DPSG in order to obtain the DPSG Stockholder Approval;

          (e)   issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien (i) any Equity Interests of DPSG or any DPSG Subsidiary or any DPSG Voting Debt or (ii) any rights that are linked in any way to the price of any capital stock of, or to the value of or of any part of, or to any dividends or distributions paid on any capital stock of, DPSG or any DPSG Subsidiary, except (A) pursuant to the exercise of DPSG Stock Options or the settlement of other DPSG Equity Awards, in each case, outstanding as of the date of this Agreement and (B) for issuances by a wholly owned DPSG Subsidiary of such Subsidiary's capital stock to DPSG or another wholly owned DPSG Subsidiary;

          (f)    (i)(A) increase in any manner the compensation or benefits of any directors or employees of DPSG or the DPSG Subsidiaries with the title of executive vice president or higher, or (B) increase in any manner the compensation or benefits of any other employee of DPSG or the DPSG Subsidiaries other than annual merit, promotion-related or market adjustments of base salaries in each case in the ordinary course of business consistent with past practice, (ii) enter into, establish, amend or terminate any DPSG Benefit Plan other than as required pursuant to the terms of the DPSG Benefit Plans in effect on the date of this Agreement, (iii) accelerate the time of payment or vesting of, or the lapsing of restrictions with respect to, or fund or otherwise secure the payment of, any compensation or benefits under any DPSG Benefit Plan, (iv) hire any Person to be employed by DPSG or any of the DPSG Subsidiaries, or terminate the employment of any DPSG or DPSG Subsidiary employee with the title of executive vice president or higher (other than for cause), (v) grant or provide any severance, retention, change in control or termination payments or benefits to any director, officer or non-officer employee of DPSG or any of the DPSG Subsidiaries other than payment of severance or termination benefits in the ordinary course of business consistent with past practice, or (vi) enter into, modify or amend any Collective Bargaining Agreement except in the ordinary course of business consistent with past practice other than, in each of clauses (i) through (vi), as required by the terms of the applicable DPSG Benefit Plan, DPSG Material Agreement or applicable Law;

          (g)   with respect to any DPSG Benefit Plan that is subject to Title IV of ERISA, (i) materially change any actuarial or other assumption used to calculate funding obligations or liabilities with respect to any such DPSG Benefit Plan, (ii) modify any policy, rule, structure or regulation applicable to any such DPSG Benefit Plan, (iii) take any other action with respect to any such DPSG Benefit Plan that would increase the liabilities under such plan, other than any actions taken in the ordinary course of business consistent with past practice and that have an immaterial effect (determined by reference to the change in individual participant benefit levels or benefit accruals and not by reference to the plan liabilities taken as a whole) or (iv) change the manner in which contributions to any such DPSG Benefit Plan are made or the basis on which such contributions are determined other than, in each case of clauses (i) through (iv), as required by applicable Law;

          (h)   (i) sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon, create or incur any Lien (other than Permitted Liens) or allow to lapse or otherwise dispose of any of its properties or assets in any transaction or series of transactions to any Person other than DPSG or a DPSG Subsidiary, other than in the ordinary course of business consistent with past practice, or (ii) cancel, release or assign to any such Person any material Indebtedness or any material claim held by DPSG or any DPSG Subsidiary, other than in the ordinary course of business consistent with past practice;

          (i)    enter into any new line of business that is material to DPSG and the DPSG Subsidiaries, taken as a whole;

          (j)    settle any claim, action or proceeding if such settlement would require any payment by DPSG or any of the DPSG Subsidiaries of an amount in excess of $3,000,000 individually or $10,000,000 in the aggregate, or would obligate DPSG or any of the DPSG Subsidiaries to take any material action or impose any material restrictions on the business of DPSG or any of the DPSG Subsidiaries;

          (k)   directly or indirectly make, or agree to directly or indirectly make, any acquisition or investment either by merger, consolidation, purchase of stock or securities, contributions to capital, property transfers, or by purchase of any property or assets of any other Person, or make any capital expenditures, in each case other than (i) investments in the DPSG Subsidiaries, (ii) acquisitions of, or improvements to, assets used in the operations of DPSG and the DPSG Subsidiaries in the ordinary course of business, (iii) short-term investments of cash in the ordinary course of business, (iv) capital expenditures in accordance with the capital expenditures plan set forth in Section 6.02(k) of the DPSG Disclosure Letter; (v) acquisitions, investments or purchases of any property or assets with a value or purchase price (including the value of assumed liabilities) not in excess of $10,000,000 in any transaction or related series of transactions or $25,000,000 in the aggregate, or as required by the terms of Contracts as in effect as of the date of this Agreement that are listed in Section 6.02(k) of the DPSG Disclosure Letter;

          (l)    (i) amend the DPSG Charter or the DPSG By-laws or (ii) amend the similar organizational documents of any material DPSG Subsidiary in any material respect;

          (m)  amend or modify, in any material respect, or terminate any DPSG Material Contract or material Permit held by DPSG or enter into any Contract that would have been a DPSG Material Contract had it been entered into prior to the execution of this Agreement, in each case other than in the ordinary course of business;

          (n)   enter into, amend, in any material respect, or terminate (i) any exclusive co-packing Contract, or (ii) any co-packing Contract with annual payments to such co-packer of $20,000,000 or more (provided that, with respect to any co-packing Contract with annual payments to such co-packer of less than $20,000,000, DPSG will, and will cause the DPSG Subsidiaries to, take any of the actions described in this clause (n) only after advance consultation with Maple Parent),

          (o)   grant, transfer to another party, amend, in any material respect (including any change to a counterparty or counterparties or any provisions relating to territorial restrictions or exclusivity), or terminate any bottling or distribution Contract that involves the distribution or sale of more than 1% of DPSG's total case sales volume;

          (p)   implement or adopt any material change in its Tax accounting or financial accounting policies, practices or methods, other than (i) in the ordinary course of business, or (ii) as may be required by applicable Law, GAAP or regulatory guidelines;

          (q)   implement or adopt any material change to its policies, practices and methods in respect of revenue recognition, cash management, payment (or acceleration or deferral thereof) of accounts payable, accrual of expenses, and collection (or acceleration or deferral thereof) of accounts receivable or other receivables, other than as may be required by applicable Law, GAAP or regulatory guidelines;

          (r)   take any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other Transactions; or

          (s)   agree, commit, or resolve to take any of the actions prohibited by this Section 6.02.

        Section 6.03    Control of Other Party's Business.     Nothing contained in this Agreement will give Maple Parent, directly or indirectly, the right to control DPSG or any of the DPSG Subsidiaries or direct the business or operations of DPSG or any DPSG Subsidiaries prior to the Effective Time. Nothing contained in this Agreement will give DPSG, directly or indirectly, the right to control Maple Parent or any of the Maple Parent Subsidiaries or direct the business or operations of Maple Parent or any of the Maple Parent Subsidiaries prior to the Effective Time. Prior to the Effective Time, each of Maple Parent and DPSG will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations and the operations of its respective Subsidiaries. Nothing in this Agreement, including any of the actions, rights or restrictions set forth herein, will be interpreted in such a way as to place DPSG or Maple Parent in violation of any rule, regulation or policy of any Regulatory Agency or applicable Law.

        Section 6.04    Acquisition Proposals.     (a) No Solicitation or Negotiation. DPSG agrees that, except as expressly permitted by this Section 6.04, neither it nor any of its Subsidiaries shall, directly or indirectly, nor shall it authorize or permit their respective Representatives directly or indirectly to:

            (i)  initiate, solicit, knowingly encourage, induce or assist any inquiries or the making, submission, announcement or consummation of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

           (ii)  engage in, continue or otherwise participate in any discussions or negotiations regarding or provide or furnish any non-public information or data relating to DPSG or any of the DPSG Subsidiaries, or afford access to the business, properties, assets, books, records or personnel of DPSG or any of the DPSG Subsidiaries to any Person (other than Maple Parent or any of its Affiliates, designees or Representatives) that could reasonably be expected to initiate, solicit, encourage, induce or assist the making, submission or commencement of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

          (iii)  approve, recommend or enter into, any letter of intent or similar document, agreement or commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal (other than a confidentiality agreement contemplated by this Section 6.04); or

          (iv)  otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal.

        Notwithstanding anything in the foregoing to the contrary, prior to the time that, but not after, the DPSG Stockholder Approval is obtained, if DPSG has not materially breached Section 6.04(a), DPSG and the DPSG Subsidiaries and its and their Representatives may (A) notify any Person of the provisions of this Section 6.04, (B) provide information (which may include non-public information) in response to a request therefor by a Person or group of Persons who has made an unsolicited bona fide written Acquisition Proposal if DPSG receives from the Person or group of Persons so requesting such information an executed confidentiality agreement on terms not more favorable to such other Person or group of Persons than those contained in the Confidentiality Agreement and which shall not prohibit DPSG from complying with the terms of this Section 6.04, and prior to or promptly thereafter delivers to Maple Parent any such information to the extent not previously provided to Maple Parent and (C) engage or participate in any discussions or negotiations with any Person or group of Persons who has made an unsolicited bona fide written Acquisition Proposal, if and only to the extent that, prior to taking any action described in clauses (B) and (C) above, the DPSG Board has determined in good faith based on the information then available and (x) after consultation with DPSG's outside legal counsel that the failure to take such action would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law and (y) after consultation with DPSG's outside legal counsel and financial advisors, such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal.

          (b)    Definitions.    For purposes of this Agreement:

        "Acquisition Proposal" means any proposal, indication of interest or offer (other than from Maple Parent of its Affiliates) relating to or that could reasonably be expected to lead to (i) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, recapitalization, reorganization, share exchange, business combination or similar transaction or series of related transactions involving DPSG or any of its significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X under the Exchange Act) in which a Person (or stockholders of any Person, taken as a whole) directly or indirectly would acquire beneficial ownership of (y) 20% or more of the outstanding DPSG Common Stock or (z) 20% or more of the aggregate voting power of the surviving entity or a resulting direct or indirect parent of DPSG or such surviving entity, (ii) any acquisition by any Person which if consummated would result in any Person becoming the beneficial ownership of, directly or indirectly, in one or a series of related transactions, 20% or more of the total voting power or of any class of equity securities of DPSG, or (iii) the acquisition, purchase or disposition of 20% or more of the consolidated assets (measured on a fair market value basis) (including equity securities of the DPSG Subsidiaries), revenues, net income or earnings of DPSG and its Subsidiaries outside the ordinary course of business, in each case other than the Transactions.

        "Intervening Event" means an event, development or change in circumstances material to DPSG and the DPSG Subsidiaries taken as a whole, becoming known to the DPSG Board after the date of this Agreement, but prior to the approval of the DPSG Charter Amendment and the DPSG Stock Issuance by the DPSG Stockholders Approval, that relates to DPSG (but does not relate to any Acquisition Proposal); provided, however, that in no event shall any change in, or event or condition generally affecting, the industry in which DPSG operates that has not had or would not reasonably be expected to have a disproportionate effect on DPSG constitute an Intervening Event.

        "Superior Proposal" means a bona fide unsolicited written Acquisition Proposal that would result in any Person (or its stockholders) becoming the beneficial owner, directly or indirectly, of more than 50% of the consolidated assets (measured on a fair market value basis) of DPSG and its Subsidiaries or more than 50% of the total voting power of the equity securities of DPSG that the DPSG Board has determined in good faith, after consultation with DPSG's outside financial advisors and outside legal counsel, taking into account, among other things, all legal, financial, regulatory, timing and other aspects of the Acquisition Proposal and the Person making the Acquisition Proposal (including any break-up fees, expense reimbursement provisions, the availability of financing, and any conditions to consummation relating to financing, regulatory approvals or other conditions beyond the control of the party having the right to invoke the condition) and other aspect of the Acquisition Proposal that the DPSG Board deems relevant (i) is more favorable to DPSG's stockholders from a financial point of view than the Transactions (after taking into account any changes to the terms of this Agreement proposed by Maple Parent and any other information provided by Maple Parent pursuant to Section 6.04(c)) and (ii) is reasonably likely to be consummated.

        "Representatives" means, with respect to any Person, such Person's officers, directors, employees, investment bankers, attorneys, accountants, consultants and other advisors or representatives.

          (c)    No Change of Recommendation; No Other Agreements.    Neither the DPSG Board, nor any committee thereof shall:

            (i)  (A) fail to include the DPSG Recommendation in the Proxy Statement, (B) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Maple Parent, the DPSG Recommendation, (C) publicly approve, recommend or otherwise declare advisable any Acquisition Proposal or (D) publicly propose to do any of the foregoing (any action or omission described in this subsection (i) being referred to as a "Change of Recommendation"); or

           (ii)  authorize, approve, recommend, declare advisable or permit (or publicly propose to authorize, approve, recommend, declare advisable or permit) DPSG to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or agreement relating to any Acquisition Proposal (other than this Agreement or a confidentiality agreement entered into in compliance with and subject to the limitations set forth in Section 6.04(a)) (an "Alternative Acquisition Agreement").

        Notwithstanding anything to the contrary set forth in this Agreement, prior to the DPSG Stockholders Meeting, the DPSG Board may make a Change of Recommendation and, solely with respect to a Superior Proposal, terminate this Agreement pursuant to Section 9.01(h) if and only if

(A) in connection with a Change of Recommendation, the DPSG Board has determined in good faith (after consultation with DPSG's outside legal counsel) that the failure to make a Change of Recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law and (B) DPSG complies with the provisions of this Section 6.04(c), it being understood that the board of directors of DPSG may make a Change of Recommendation only in response to (1) any Acquisition Proposal that constitutes a Superior Proposal or (2) an Intervening Event; provided, however, that no such action may be taken pursuant to this Section 6.04(c) or Section 9.01(h) until after the fourth Business Day following Maple Parent's receipt of notice (which notice shall not constitute a Change of Recommendation) from DPSG (as may be extended or renewed pursuant to this paragraph, the "Notice Period") containing the action proposed to be taken and the basis therefor, including (i) in the case of an Acquisition Proposal, all necessary information under Section 6.04(f) (which notice shall not constitute a Change of Recommendation), the current version of the agreement documenting such Acquisition Proposal and the identity of the Person or group of Persons making such Acquisition Proposal and (ii) in the case of an Intervening Event, a reasonably detailed description of the Intervening Event; provided, further, that (i) during the Notice Period, DPSG shall not, and shall cause its Subsidiaries not to, enter into any Alternative Acquisition Agreement, (ii) DPSG shall negotiate, and shall direct its financial advisors and outside legal counsel to negotiate, with Maple Parent in good faith during the Notice Period (to the extent Maple Parent desires to negotiate) to enable Maple Parent to propose revisions to the terms of this Agreement that obviate the need of the DPSG Board to make a Change of Recommendation or terminate this Agreement pursuant to Section 9.01(h), including in the case of a Superior Proposal, by such Superior Proposal no longer constituting a Superior Proposal, (iii) following the end of the Notice Period, the DPSG Board shall have considered in good faith any changes to the terms of this Agreement proposed by Maple Parent and any other information provided by Maple Parent and shall have determined that, if such changes were to be given effect, in the case of a termination of this Agreement pursuant to Section 9.01(h) (after consultation with DPSG's outside financial advisors and outside legal counsel), any such Superior Proposal would continue to constitute a Superior Proposal and, after consultation with DPSG's outside legal counsel, a failure to make a Change of Recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law or, in the case of a Change in Recommendation (after consultation with DPSG's outside legal counsel), the failure to make such Change of Recommendation would continue to reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law, and (iv) in the event of modifications to the financial terms (including the form, amount and timing of payment of consideration) or any other material terms of any Superior Proposal, DPSG shall, in each case, have delivered to Maple Parent an additional notice consistent with that described in the first proviso of this paragraph, and a new Notice Period under this paragraph shall commence, during which time DPSG shall be required to comply with the requirements of this Section 6.04(c) anew with respect to such additional notice, including clauses (i) through (iv) of this proviso, provided that any such additional Notice Period shall end after the third Business Day following Maple Parent's receipt of such notice from DPSG. Notwithstanding the foregoing, to the extent that a notice required under this Section 6.04(c) (in connection with a termination pursuant to Section 9.01(h) ) relates to a Superior Proposal for which the requisite notice or additional notice has been given pursuant to this Section 6.04(c) (in connection with a Change of Recommendation), no new or additional notice or Notice Period will be required for such termination pursuant to Section 9.01(h).

          (d)    Certain Permitted Disclosure.    Nothing contained in this Section 6.04 shall be deemed to prohibit DPSG from complying with its disclosure obligations under United States federal or state Law; provided, however, that if such disclosure does not reaffirm the DPSG Recommendation or has the substantive effect of withdrawing or adversely modifying the DPSG Recommendation, such disclosure shall be deemed to be a Change of Recommendation and Maple Parent shall have the right to terminate this Agreement as set forth in Section 9.01 (it being understood that any "stop, look or listen" communication that contains only the information set forth in Rule 14d-9(f) under the Exchange Act shall not be deemed to have the substantive effect of withdrawing or adversely modifying the DPSG Recommendation or otherwise deemed to violate DPSG's obligations under this Section 6.04(d)).

          (e)    Existing Discussions and Agreements.    DPSG agrees that it will, and will cause its Subsidiaries and its and their respective directors and officers to, and will direct, and use its reasonable best efforts to cause, its and its Subsidiaries' other Representatives to, immediately cease and terminate any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal. DPSG also agrees that (i) it will promptly request each Person that has executed a confidentiality agreement prior to the date of this Agreement in connection with such Person's consideration of an Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person or its Representatives by or on behalf of DPSG or any of its Subsidiaries in connection with such consideration, (ii) DPSG and its Subsidiaries shall not release any party from, or terminate, waive, amend or modify any provision of, or grant permission under, any confidentiality or standstill provision in any agreement to which DPSG or any of its Subsidiaries is a party; provided, however, that if the DPSG Board determines in good faith, after consultation with outside counsel, that it would reasonably be expected to be inconsistent with the board of directors' fiduciary duties under applicable Law not to do so, DPSG may waive any standstill or similar provisions in such agreements to the extent necessary to permit a Person to make, on a non-public basis to the DPSG Board, an Acquisition Proposal, conditioned upon such Person agreeing to disclosure of such Acquisition Proposal to Maple Parent, in each case as contemplated by and subject to compliance with this Section 6.04(e) and (iii) subject to the proviso in the immediately preceding clause (ii), DPSG shall, and shall cause its Subsidiaries to enforce, to the fullest extent permitted under applicable Law, the confidentiality and standstill provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such provisions and to enforce specifically such provisions thereof in any court of the United States of America or of any state having jurisdiction. Nothing contained in this Section 6.04(e) shall be deemed to prohibit DPSG from disclosing any information to the extent necessary to comply with its fiduciary duties under applicable Law or any disclosure obligations under applicable U.S. federal or state Law.

          (f)    Notice.    DPSG agrees that it will promptly (and, in any event, within 24 hours) notify Maple Parent if any inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives, in each case, with respect to an Acquisition Proposal indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including copies of any written requests, proposals or offers, including proposed agreements) and thereafter shall keep Maple Parent reasonably informed, on a timely basis, of the status and material terms of any such proposals or offers (including any amendments thereto and, in no event later than 24 hours after receipt, copies of any additional or revised written requests, proposals or offers, including proposed agreements) and the status of any such discussions or negotiations, including any change in DPSG's intentions as previously notified. DPSG agrees that it and its Subsidiaries will not enter into any agreement with any Person subsequent to the date hereof that prohibits DPSG from providing any information to Maple Parent in accordance with this Section 6.04(f). Without limiting the generality of the foregoing or Section 6.04(a), DPSG shall notify Maple Parent in advance of beginning to provide information to any Person relating to an Acquisition Proposal or beginning discussions or negotiations with any Person regarding an Acquisition Proposal.

          (g)   Any violation of the restrictions set forth in this Section 6.04 by any director or officer of DPSG or any of its Subsidiaries shall be deemed to be a breach of this Section 6.04 by DPSG.

        Section 6.05    Conduct of Maple Parent Business Prior to Effective Time.     During the Interim Period, except as required by Law or GAAP, as expressly contemplated or permitted by this Agreement, as specifically set forth in Section 6.05 of the Maple Parent Disclosure Letter, or as consented to in writing by DPSG (such consent not to be unreasonably withheld, conditioned or delayed), Maple Parent will, and will cause each Maple Parent Subsidiary to, (a) conduct its business in the ordinary course in all material respects and (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships.

        Section 6.06    Forbearances.     During the Interim Period, except as required by Law or GAAP, as expressly contemplated or permitted by this Agreement or as consented to in writing by DPSG (such consent not to be unreasonably withheld, conditioned or delayed), Maple Parent will not, and will not permit any of the Maple Parent Subsidiaries to:

          (a)   enter into any new line of business that is material to Maple Parent and the Maple Parent Subsidiaries, taken as a whole;

          (b)   take any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other Transactions; or

          (c)   agree, commit, or resolve to take any of the actions prohibited by this Section 6.06.

ARTICLE VII

ADDITIONAL AGREEMENTS

        Section 7.01    Reasonable Best Efforts to Complete.     Upon the terms and subject to the conditions set forth in this Agreement, including Section 7.03, each of DPSG, Merger Sub and Maple Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including using reasonable best efforts to obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and make all necessary registrations, declarations and filings with Governmental Entities, that are necessary to consummate the Merger or any of the other Transactions. In furtherance thereof, each of DPSG and Maple Parent shall, if requested, use commercially reasonable efforts to obtain all necessary or appropriate consents, waivers and approvals under any DPSG Material Contracts or Maple Parent Material Contracts, as applicable, to which DPSG or any of its Subsidiaries, or Maple Parent or any of its Subsidiaries, as applicable, is a party in connection with this Agreement and the consummation of the Transactions so as to maintain and preserve the benefits under such DPSG Material Contracts or Maple Parent Material Contracts following the consummation of the Transactions. In addition to the foregoing, DPSG shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable to obtain the Solvency Opinion from the Solvency Advisor in satisfaction of the condition set forth in Section 8.03(f). In addition to the foregoing, neither DPSG, Merger Sub nor Maple Parent, on the one hand, nor, except for actions taken in accordance with Section 6.04, DPSG, on the other hand, shall take any action, or fail to take any action, that is intended to, or has (or would reasonably be expected to have) the effect of, preventing, impairing, materially delaying or otherwise adversely affecting the consummation of the Merger or the ability of such party to fully perform its obligations under this Agreement. Notwithstanding anything to the contrary herein, neither DPSG nor Maple Parent shall be required prior to the Effective Time to pay any consent or other similar fee, or other similar payment or other consideration (including increased rent or other similar payments) to obtain the consent, waiver or approval of any Person under any Contract.

        Section 7.02    Access to Information; Confidentiality.

          (a)   Upon reasonable notice and subject to applicable Law and reasonable limitations limiting access to outside counsel, DPSG shall, and shall cause each of the DPSG Subsidiaries, to, afford to Maple Parent and the Maple Parent Subsidiaries and their respective Representatives reasonable access, during the Interim Period, to all their respective properties, books, Contracts, personnel and records and, during such period, DPSG shall, and shall cause each of the DPSG Subsidiaries to, (i) furnish promptly to Maple Parent all information concerning its business, finances, properties and personnel as Maple Parent may reasonably request, and (ii) engage with Maple Parent and the Maple Parent Subsidiaries and their respective Representatives on integration planning, including integration planning with respect to operational and financial matters; provided that DPSG and the DPSG Subsidiaries may withhold any document or information (A) that is subject to the terms of a confidentiality agreement with a third party entered into prior to the date of this Agreement (or entered into after the date of this Agreement in the ordinary course of business) and in accordance with Section 6.04 (provided that DPSG and the DPSG Subsidiaries shall use their reasonable best efforts to obtain the required consent of such third party to such access or disclosure), (B) the disclosure of which would violate any Law or fiduciary duty (provided that DPSG and the DPSG Subsidiaries shall use their reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any Law or fiduciary duty), (C) that is subject to attorney-client or other privilege (provided that DPSG and the DPSG Subsidiaries shall use their reasonable best efforts to allow for such access or disclosure to the maximum extent that would not result in a waiver of any such attorney-client or other privilege), (D) concerning Acquisition Proposals, which shall be governed by Section 6.04, or (E) regarding the deliberations of the DPSG Board or any committee thereof with respect to the Transactions or the entry into this Agreement, or any materials provided to the DPSG Board or any committee in connection therewith. If any material is withheld by DPSG or the DPSG Subsidiaries pursuant to the proviso to the preceding sentence (other than information withheld pursuant to subsections (D) or (E) of such proviso, DPSG shall, and shall cause the DPSG Subsidiaries to, inform Maple Parent as to the general nature of what is being withheld.

          (b)   All information exchanged pursuant to this Section 7.02 shall be subject to the confidentiality agreement dated October 12, 2017, between DPSG and Maple Parent (the "Confidentiality Agreement"). For the avoidance of doubt, neither the foregoing nor any other provision of this Agreement or the Confidentiality Agreement shall be deemed to limit any customary disclosure made by Maple Parent and its Affiliates to the Financing Sources, rating agencies, prospective traders, existing lenders (and related agents) or otherwise in connection with efforts or activities to obtaining the Debt Financing.

        Section 7.03    Filings; Other Actions; Notification.

          (a)    Cooperation.    Subject to the terms and conditions set forth in this Agreement, each of DPSG, Merger Sub and Maple Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and make effective all of the other Transactions, as soon as practicable after the date hereof, including preparing and filing, in consultation with the other parties and as promptly as advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other Transactions (including those set forth in Section 5.04 of the DPSG Disclosure Letter). In furtherance of, and not in limitation of the foregoing, (i) each of Maple Parent and DPSG, as applicable, agree to make or cause to be made any appropriate filings of Notification and Report

  Forms pursuant to the HSR Act with respect to the Merger or any of the other Transactions as soon as practicable after the date hereof, and to use their reasonable best efforts to supply as soon as practicable any additional information and documentary material that may be reasonably requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 7.03 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act (including any extensions thereof) as soon as practicable (including by requesting early termination of the waiting period thereunder) and (ii) each of Maple Parent and DPSG agree, as applicable, to (A) cooperate and to provide each other with information as reasonably requested to determine whether any other waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals under applicable Antitrust Law (collectively, "Antitrust Clearances"), may be necessary to consummate the merger and (B) file as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other Transactions; provided, however, that in no event shall DPSG or its Subsidiaries be required pursuant to this Section 7.03 to agree to or take any such actions, restrictions or conditions with respect to obtaining any consents, registrations, approvals, permits, expirations of waiting periods or authorizations in connection with the Merger and the other Transactions unless such actions are effective after or conditioned upon the Effective Time. Maple Parent shall have the right to direct all matters with any Governmental Entity consistent with its obligations hereunder; provided, that, subject to reasonable limitations limiting access to outside counsel, Maple Parent and DPSG shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or written materials submitted to or other communication with any Governmental Entity in connection with the Merger and the other Transactions (and to receive a copy of all documents and information submitted to such Governmental Entity). In exercising the foregoing rights, each of DPSG and Maple Parent shall act reasonably and as promptly as practicable.

          (b)   In furtherance and not in limitation of the covenants of the parties contained in this Section 7.03, Maple Parent shall take, and cause its Affiliates to take all steps as may be necessary to obtain all required Antitrust Clearances, including accepting operational restrictions or limitations on, and committing to or effecting, by consent decree, hold separate orders, trust or otherwise, the sale, license, disposition or holding separate of, such assets or businesses of Maple Parent, Merger Sub, DPSG, the Surviving Corporation or any of their respective Affiliates (and the entry into agreements with, and submission to decrees, judgments, injunctions or orders of such Governmental Entity) as may be required to obtain such Antitrust Clearances or to avoid the entry of, or to effect the dissolution of or vacate or lift, any decrees, judgments, injunctions or orders under any Antitrust Laws that would otherwise have the effect of preventing or materially delaying the consummation of the Transactions, including the Merger.

          (c)    Antitrust Matters.    Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the undertakings pursuant to this Section 7.03, each of Maple Parent and DPSG agree to promptly provide to each and every federal, state or foreign Governmental Entity with jurisdiction over enforcement of any Antitrust Laws non-privileged information and documents that are necessary, proper and advisable to permit the consummation of the Transactions.

          (d)    Information.    Subject to reasonable limitations limiting access to outside counsel, DPSG and Maple Parent each shall, upon request by the other, furnish the other promptly with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Maple Parent, DPSG or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the other Transactions.

          (e)    Status.    Subject to applicable Laws and as required by any Governmental Entity or rules and regulations of NYSE, and subject to reasonable restrictions limiting access to outside counsel, DPSG and Maple Parent each shall keep the other apprised of the status of matters relating to completion of the Transactions, including promptly furnishing the other with copies of notices, correspondence, or other communications received by Maple Parent or DPSG, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other Transactions. Neither DPSG nor Maple Parent shall permit any of its officers or any other Representatives or agents to participate in any meeting or engage in any substantive communication with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the Transactions unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat. Each of DPSG and Maple Parent shall, to the extent practicable, give the other reasonable prior notice of any such meeting or communication and in the event one party is prohibited by Law, a Governmental Entity or rules and regulations of NYSE from participating in or attending any such meeting or engaging in any such communication, keep such party reasonably apprised with respect thereto.

          (f)    NYSE Listing.    DPSG shall use its reasonable best efforts to cause the shares of DPSG Common Stock to be issued as Merger Consideration and any shares of DPSG Common Stock issuable following the Effective Time in respect of the awards described in Section 7.05 to be approved for listing on the NYSE, subject to official notice of issuance prior to the Closing Date.

          (g)    Litigation.    DPSG shall give Maple Parent the opportunity to participate in the defense or settlement of any stockholder litigation against DPSG or its directors relating to the Merger and the other Transactions, and no such settlement shall be agreed to by DPSG without the prior written consent of Maple Parent (such consent not to be unreasonably withheld, conditioned or delayed).

        Section 7.04    Proxy Statement; Stockholders Meeting.

          (a)   In accordance with the DGCL, the DPSG Charter, the DPSG By-laws, the Exchange Act, and any applicable rules and regulations of NYSE, DPSG, in consultation with Maple Parent, shall call, give notice of, convene and hold the DPSG Stockholders Meeting as promptly as reasonably practicable following the date upon which the Proxy Statement is cleared by the SEC (with the record date and meeting date to be set by the board of directors of DPSG after consultation with Maple Parent regarding such dates) and shall as promptly as reasonably practicable following the date of this Agreement, for the purpose of obtaining the DPSG Stockholders Approval, duly set a record date for determining the stockholders entitled to notice of, and to vote at the DPSG Stockholders Meeting (such date to be at least 20 Business Days following the initiation of a broker search pursuant to Rule 14a-13 under the Exchange Act). Subject to the terms of this Agreement, the DPSG Board of Directors shall recommend that the stockholders of DPSG vote in favor of the approval of the DPSG Charter Amendment and the DPSG Stock Issuance. DPSG shall comply with the DGCL, the DPSG Charter and DPSG By-laws, the Exchange Act, and the rules and regulations of NYSE in connection with the DPSG Stockholders Meeting, including preparing and delivering the Proxy Statement to DPSG's stockholders, as required pursuant to the Exchange Act and Section 7.04(b) below. Subject to the terms of this Agreement, unless there has been a Change of Recommendation, DPSG shall use its commercially reasonable efforts to solicit (or cause to be solicited) from its stockholders proxies constituting the DPSG Stockholders

  Approval. DPSG shall not change the date of, postpone or adjourn the DPSG Stockholders Meeting without the consent of Maple Parent (which may not be unreasonably withheld, conditioned or delayed); provided, that, without Maple Parent's consent, DPSG may adjourn or postpone the DPSG Stockholders Meeting as may be required by applicable Law and no more than two times (i) to ensure that any required supplement or amendment to the Proxy Statement is provided to DPSG's stockholders within a reasonable amount of time in advance of the DPSG Stockholders Meeting, (ii) to allow reasonable additional time to solicit from its stockholders proxies in favor of approval of the DPSG Charter Amendment and the DPSG Stock Issuance, (iii) if as of the time for which the DPSG Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) or the time scheduled for reconvening the DPSG Stockholders Meeting, there are insufficient shares of DPSG Capital Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the DPSG Stockholders Meeting or at such time DPSG has not received proxies sufficient to allow the receipt of the DPSG Stockholders Approval at the DPSG Stockholders Meeting, or (iv) as required by applicable Law; provided, further, that the DPSG Stockholders Meeting shall not be postponed, recessed or adjourned pursuant to this proviso to a date that is more than 30 days after the date on which the DPSG Stockholders Meeting was originally scheduled without the prior written consent of Maple Parent. Maple Parent may cause DPSG to postpone or adjourn the DPSG Stockholders Meeting by prior written notice to DPSG once for a period of no longer than ten Business Days and at such time DPSG has not received proxies sufficient to allow the receipt of the DPSG Stockholders Approval at the DPSG Stockholders Meeting and Maple Parent informs DPSG that Maple Parent believes in good faith that additional time is required to solicit stockholder proxies in favor of approval of the DPSG Charter Amendment and the DPSG Stock Issuance.

          (b)   Promptly following the date of this Agreement, DPSG, with the assistance of Maple Parent, shall prepare, and DPSG shall file with the SEC, the preliminary Proxy Statement and any amendments or supplements thereto in form and substance reasonably satisfactory to each of DPSG and Maple Parent relating to the Merger and the Transactions. Subject to the terms of this Agreement, the Proxy Statement shall reflect the DPSG Recommendation and shall include a description of the other Board Actions. Maple Parent shall, and shall use its reasonable best efforts to cause its Representatives and Affiliates to, cooperate with DPSG in the preparation of the preliminary Proxy Statement and the definitive Proxy Statement and shall furnish to DPSG all information relating to it required by the Exchange Act for inclusion in, or to assist DPSG in preparing, the Proxy Statement (and responding to any comments from the SEC or its staff with respect thereto), including without limitation, such financial statements and other information relating to it and its Affiliates required to be included in the Proxy Statement by Regulation 14A under the Exchange Act or other applicable Law to be included in the Proxy Statement. In addition, Maple Parent shall use its reasonable best efforts to cause its independent accountants to provide assistance and cooperation to DPSG in connection with the preparation of the Proxy Statement, including without limitation, to the extent required by applicable Law, providing consent to DPSG to include their audit reports in the Proxy Statement and providing reasonable assistance in the preparation of pro forma financial statements to be included in the Proxy Statement. DPSG shall promptly provide Maple Parent and its counsel with copies of any written comments, and shall inform them of any oral comments, that DPSG or its counsel may receive from the SEC or its staff with respect to any preliminary Proxy Statement, and DPSG shall use its commercially reasonable efforts, after consultation with and with the assistance of Maple Parent, to respond as promptly as practicable to any such comments of the SEC or its staff and to cause the Proxy Statement in definitive form to be mailed to DPSG's stockholders at the earliest practicable time. Each of DPSG and Maple Parent shall promptly advise the other if it determines that any information provided by it for use in the Proxy Statement was or shall have become false or misleading in any material respect and shall promptly notify the other if it becomes aware of any material fact not contained in the Proxy Statement and required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. DPSG shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and to be disseminated to holders of shares of DPSG Capital Stock, in each case as, and to the extent, required by applicable Law. DPSG shall promptly provide Maple Parent and its counsel with copies of any written comments, and shall inform them of any oral comments, that DPSG or its counsel may receive from the SEC or its staff requesting any amendments or supplements to the preliminary Proxy Statement or the definitive Proxy Statement, and DPSG and Maple Parent shall cooperate in filing with the SEC or its staff, and if required by applicable Law, DPSG shall mail to its stockholders, as promptly as reasonably practicable, such amendment or supplement. DPSG shall provide Maple Parent and its counsel a reasonable opportunity to review any written responses to all SEC comments with respect to a preliminary or definitive Proxy Statement and DPSG shall give due consideration to the reasonable additions, deletions or changes suggested thereto by Maple Parent and its counsel.

        Section 7.05    DPSG Stock Plan.     As of immediately prior to the Effective Time, each outstanding award issued under a DPSG Stock Plan shall vest, with DPSG PSUs vesting at target performance levels or at such higher performance levels as may be required pursuant to the applicable terms of a DPSG Benefit Plan. Prior to the Dividend Record Time, the DPSG Board (or, if appropriate, any committee thereof administering the DPSG Stock Plan) shall adopt such resolutions as may be required to cause, as of the Effective Time, (a) except as set forth in Section 7.06(c), each DPSG Stock Option that is outstanding immediately prior to the Dividend Record Time to be converted into a right of the holder of such DPSG Stock Option to receive, on or as soon as administratively practicable following the Effective Time and less applicable Tax withholding, (i) a number of shares of DPSG Common Stock equal to the number of shares underlying such DPSG Stock Option and (ii) an amount in cash equal to (A) the number of shares underlying such DPSG Stock Option multiplied by (B) (1) the Special Dividend Per Share Amount, reduced (but not below zero) by (2) the exercise price per share of such DPSG Stock Option immediately prior to the Dividend Record Time, and (b) each DPSG RSU and DPSG PSU to be settled in exchange for (i) a number of shares of DPSG Common Stock equal to the number of shares underlying such DPSG RSU or DPSG PSU, as the case may be, and (ii) an amount in cash equal to (A) the number of shares underlying such DPSG RSU or DPSG PSU, as the case may be multiplied by (B) the Special Dividend Per Share Amount, delivered to the holder of such DPSG RSU or DPSG PSU, as the case may be, on or as soon as administratively possible following the Effective Time and less applicable Tax withholding. All shares of DPSG Common Stock issued pursuant to this Section 7.05 shall be fully vested. Except as set forth in Section 7.06(c), as of the Effective Time, there shall be no rights outstanding under a DPSG Benefit Plan to acquire DPSG Common Stock.

        Section 7.06    Maple RSUs.

          (a)   Each compensatory restricted stock unit with respect to shares of Maple Common Stock (a "Maple RSU") that is outstanding immediately prior to the consummation of the Maple Parent Restructuring shall be converted as part of the Maple Parent Restructuring into a restricted stock unit with respect to Maple Parent Shares (each, a "Maple Parent RSU"), with the same terms and conditions as were applicable under such Maple RSU immediately prior to the consummation of the Maple Parent Restructuring, and relating to the number of Maple Parent Shares equal to the product of (i) the number of shares of Maple Common Stock subject to such Maple RSU immediately prior to the consummation of the Maple Parent Restructuring and (ii) the exchange ratio applicable to shares of Maple Common Stock in the merger of Maple into Maple Parent pursuant to the Maple Parent Restructuring, with any fractional shares rounded to the next whole number of shares. Any accrued but unpaid dividend equivalents with respect to any Maple RSU will be assumed and become an obligation with respect to the applicable Maple Parent RSU.

          (b)   As of the Effective Time, each Maple Parent RSU that is outstanding immediately prior to the Effective Time (including the Maple Parent RSUs issued pursuant to Section 7.06(a)) shall be converted into a restricted stock unit with respect to DPSG Common Stock (each, an "Adjusted Maple Parent RSU"), with the same terms and conditions as were applicable under such Maple Parent RSU immediately prior to the Effective Time, and relating to the number of shares of DPSG Common Stock equal to the product of (i) the number of Maple Parent Shares subject to such Maple Parent RSU immediately prior to the Effective Time and (ii) the Exchange Ratio, with any fractional shares rounded to the next whole number of shares. Any accrued but unpaid dividend equivalents with respect to any Maple Parent RSU will be assumed and become an obligation with respect to the applicable Adjusted Maple Parent RSU.

          (c)   Prior to the Effective Time, each of DPSG and Maple Parent shall use its reasonable best efforts to take such actions with respect to the equity compensation plans or arrangements of DPSG and Maple, respectively, as are necessary to give effect to the transactions contemplated by Section 7.05 and this Section 7.06 (including, without limitation, the consent of the option holders to the option treatment set forth in Section 7.05). If, following such efforts, DPSG is unable to obtain option holder consent to the option treatment set forth in Section 7.05, and the DPSG Board (or, if appropriate, any committee thereof administering the DPSG Stock Plan) shall, after consultation with Maple Parent, adjust each DPSG Stock Option in a manner that preserves the intrinsic value of such DPSG Stock Option after taking into account the Special Dividend. Any failure of DPSG to obtain the option holder consent to the option treatment set forth in Section 7.05 with respect to any DPSG Stock Option shall not be deemed to be a breach of this Agreement.

          (d)   DPSG shall use its reasonable best efforts to take such actions as are necessary for the conversion of the Maple RSUs pursuant to this Section 7.06, including the reservation, issuance and listing of DPSG Common Stock as is necessary to effectuate the transactions contemplated by this Section 7.06. DPSG shall prepare and file with the SEC a registration statement on an appropriate form, or a post-effective amendment to a registration statement previously filed under the 1933 Act, with respect to the shares of DPSG Common Stock subject to the Adjusted Maple Parent RSUs.

        Section 7.07    Employee Matters.

          (a)   Each employee of DPSG and the DPSG Subsidiaries as of immediately prior to the Effective Time who continues to be employed with DPSG or its Subsidiaries after consummation of the Merger (a "Continuing Employee") shall, during the period commencing at the Effective Time and ending on the date that is 12 months following Closing (or such earlier date that such employee ceases to be a Continuing Employee), be provided with (i) base salary or base wages, as applicable, that are no less favorable than the base salary or base wages provided to such Continuing Employee immediately prior to the Effective Time, (ii) cash bonus and other short-term incentive compensation opportunities that are no less favorable than the cash bonus and other short-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the Effective Time, (iii) a long-term incentive compensation award opportunity (which may be provided in the form of equity or cash) that is no less favorable (without regard to vesting terms) than the long-term incentive compensation award opportunity provided to such Continuing Employee immediately prior to the Effective Time, provided that long-term incentive compensation awards granted in 2019 to Continuing Employees with a title below director, notwithstanding this Section 7.07(a)(iii), shall not be required to exceed $3,800,000; and (iv) severance benefits that are no less favorable than the severance benefits provided to such Continuing Employees immediately prior to the Effective Time.

          (b)   Each Continuing Employee shall, during the period commencing at the Effective Time and ending on December 31, 2018 (or such earlier date that such employee ceases to be a Continuing Employee), be provided with employee benefits (other than benefits subject to the provisions of Section 7.07(a)) that are no less favorable in the aggregate to the employee benefits provided to such Continuing Employee immediately prior to the Effective Time. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for those Continuing Employees covered by an effective Collective Bargaining Agreement as of the Effective Date, shall continue to be governed by such Collective Bargaining Agreement.

          (c)   Each employee eligible to participate in the DPSG Management Incentive Plan or any other incentive compensation plan, shall be entitled to receive, at such time as payments with respect to calendar year 2018 would normally be paid without regard to the Transactions, a payment equal to the greater of such employee's (i) pro-rata target under the DPSG Management Incentive Plan or other incentive compensation plan for the period between January 1, 2018 and the Closing Date and (ii) the actual incentive award for such period under the DPSG Management Incentive Plan or other incentive compensation plan, provided that such employee has either remained employed by DPSG or any DPSG Subsidiary through December 31, 2018, or such employee's employment has terminated under such circumstances as would, under the applicable terms of the DPSG Management Incentive Plan or other incentive compensation plan, entitle such employee to receive a payment under such plan with respect to calendar year 2018 notwithstanding such termination of employment. Prior to the Effective Time, Maple Parent and DPSG shall negotiate in good faith to establish new incentive compensation plans (the "Replacement 2018 Incentive Compensation Plans") with respect to the portion of the 2018 calendar year following the Effective Date applicable to each Continuing Employee eligible to participate in the DPSG Management Incentive Plan for 2018 or any other incentive compensation plan. The Replacement 2018 Incentive Compensation Plans shall in each case be no less favorable to each eligible Continuing Employee than the incentive compensation plan or plans provided to such Continuing Employee immediately prior to the Effective Time, after taking into account the effect of the Transactions and the payments contemplated by the first sentence of this Section 7.07(c).

          (d)   After the Effective Time, DPSG shall, or shall cause its Subsidiaries to, use commercially reasonable efforts to (i) waive any pre-existing conditions or limitations and eligibility waiting periods under any group health plans with respect to the Continuing Employees and their eligible dependents, (ii) credit each Continuing Employee for the plan year in which the Effective Time occurs for applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made and (iii) credit each Continuing Employee with service credit for such Continuing Employee's employment for purposes of vesting, benefit accrual and eligibility to participate under each applicable benefit plan, as if such service had been performed with DPSG, provided, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits.

          (e)   Nothing contained in this Agreement is intended to (i) be treated as an amendment of any particular DPSG Benefit Plan or Maple Parent Benefit Plan, (ii) prevent the parties from amending or terminating any of their benefit plans in accordance with their terms, (iii) prevent the parties after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) create any third-party beneficiary rights in any employee of DPSG or the DPSG Subsidiaries or Maple Parent or the Maple Parent Subsidiaries or any beneficiary or dependent thereof, or any collective bargaining representative thereof.

        Section 7.08    Debt Matters.

          (a)   Prior to the Closing, each of DPSG and the DPSG Subsidiaries shall, and shall use their reasonable best efforts to cause their respective Representatives and Affiliates to provide all customary cooperation as reasonably requested by Maple Parent in connection with the arrangement of the Debt Financing or any capital markets debt financing sought by Maple Parent or its Affiliates in connection with the Transactions in replacement of all or any portion of the Debt Financing ("Debt Securities"), including, without limitation (but, subject, in all cases to Section 7.08(b) hereof):

              (i)  (A) delivering the Required Information when due to be delivered in accordance with the definition thereof and (B) informing Maple Parent if the chief executive officer, chief financial officer, treasurer or controller of DPSG or any member of the DPSG Board shall have knowledge of any facts as a result of which a restatement of any of DPSG's financial statements, in order for such financial statements to comply with GAAP, is probable,

             (ii)  upon reasonable prior notice and at times and locations to be mutually agreed upon, making DPSG's senior officers and certain relevant Representatives available to participate in a reasonable number of meetings (including customary one-on-one meetings), road shows, presentations, due diligence sessions, drafting sessions and sessions with potential lenders, underwriters, initial purchasers, potential investors and rating agencies,

            (iii)  reasonably cooperating with the marketing efforts of Maple Parent and the Financing Sources for all or any portion of the Debt Financing or an offering of Debt Securities, including assisting with the preparation of customary materials for the marketing and syndication of the Debt Financing or an offering of Debt Securities, including rating agency presentations, bank confidential information memoranda, lender presentations, offering memoranda, private placement memoranda, registration statements, prospectuses, road show materials, business projections and similar documents, in each case, reasonably necessary in connection with the Debt Financing or an offering of Debt Securities (in each case, which may include information from and/or incorporate by reference periodic and current reports filed by DPSG with the SEC, including the DPSG SEC Reports) including identifying any portion of the information that constitutes material, non-public information; provided, that, all parties hereto shall be responsible for the preparation of pro forma financial statements and pro forma adjustments giving effect to the Transactions,

            (iv)  using reasonable best efforts to cause its independent accountants to provide (A) assistance and cooperation to Maple Parent, including participating in a reasonable number of drafting sessions and accounting due diligence sessions and providing consent to Maple Parent to use such independent accountants' audit reports relating to DPSG (including, without limitation, in filings with the SEC and offering documents with respect to any capital market debt financing), (B) auditors reports and comfort letters (including "negative assurances" comfort) with respect to financial information relating to DPSG and the its Subsidiaries to the extent customarily needed for financings of the type contemplated by the Debt Financing, in each case, on customary terms and consistent with their customary practice and (C) other documentation and assistance reasonably required in connection with the Debt Financing (including reasonable assistance in the preparation of the pro forma financial statements described in Section 7.08(a)(iii)),

             (v)  providing (A) a certificate of the chief financial officer of DPSG with respect to solvency matters (substantially in the form attached as Schedule I to the Debt Commitment Letter) to the extent required by the Financing Sources under the Debt Commitment Letter in connection with the Debt Financing or an offering of Debt Securities, and (B) customary authorization and representation letters relating to the Debt Financing or an offering of Debt Securities,

            (vi)  except as provided in Sections 7.08(h) and (i), if reasonably requested by Maple Parent, provide and, if applicable, execute documents relating to the repayment of the existing indebtedness and guarantees of DPSG and the DPSG Subsidiaries and the release of related Liens, including customary payoff letters and (to the extent required) evidence that notice of such repayment has been timely delivered to the holders of such indebtedness,

           (vii)  reasonably assisting Maple Parent in connection with the preparation of (but not executing, unless effective only following the Effective Time) definitive documentation for the Debt Financing or an offering of Debt Securities, including credit agreements, indentures (including supplements thereto), global notes, guarantee agreements, certificates or other related documents to the extent reasonably requested by Maple Parent, in each case contemplated or otherwise required in connection with the Debt Financing or an offering of Debt Securities,

          (viii)  furnishing Maple Parent and any Financing Sources promptly, but in any event at least four days prior to Closing with all documentation and other information with respect to DPSG and its Subsidiaries as shall have been reasonably requested in writing by Maple Parent at least nine Business Days prior to the Closing Date that is required in connection with the Debt Financing by U.S. regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act,

            (ix)  reasonably cooperating with Maple Parent to satisfy the conditions precedent to the Debt Financing or an offering of Debt Securities to the extent within the control of DPSG or the DPSG Subsidiaries, and taking of corporate actions within the control of DPSG and its Subsidiaries reasonably necessary to permit the completion of the Debt Financing, and

             (x)  preventing the offer or placement of any debt securities or commercial bank or other credit facilities of DPSG or any DPSG Subsidiary if such securities or commercial bank or other credit facilities would reasonably be expected to materially impair the primary syndication of the Debt Financing.

          (b)   Notwithstanding the foregoing, (i) such requested cooperation shall not unreasonably interfere in any material respect with the business or the ongoing operations of DPSG and/or the DPSG Subsidiaries, (ii) nothing in Section 7.08 shall (A) require cooperation to the extent that it would reasonably be expected to conflict with or violate any applicable Law or result in a breach of, or a default under, any Material Contract, (B) require DPSG or any DPSG Subsidiaries or any of its or their respective Representatives to breach, waive or amend any terms of this Agreement, (C) cause any condition to the Closing set forth in Article VIII to not be satisfied or (D) cause DPSG and/or any DPSG Subsidiaries to violate any obligation of confidentiality (not created in contemplation hereof) binding on DPSG and/or any DPSG Subsidiaries (provided that in the event that DPSG and/or any DPSG Subsidiaries do not provide information in reliance on the exclusion in this clause (D), DPSG and/or any DPSG Subsidiaries shall use commercially reasonable efforts to provide notice to Maple Parent promptly upon obtaining knowledge that such information is being withheld (but solely if providing such notice would not violate such obligation of confidentiality)), (iii) neither DPSG nor any DPSG Subsidiary shall be required to pay or incur any commitment or other similar fee or incur or assume any other liability or obligation in connection with any Debt Financing or any offering of Debt Securities (except the obligation to deliver the solvency certificate and customary authorization and representation letters referenced in Section 7.08(a)(v) and the obligations to issue notices of redemption and other notices, officer's certificates and opinions with respect to the Redemption set forth in Section 7.08(i) below), in each case other than as are contingent upon the Closing or which are concurrently reimbursed by Maple Parent, (iv) none of the directors of DPSG or any DPSG Subsidiary that will not be continuing directors, acting in such capacity, shall be required to authorize or adopt any resolutions approving the agreements, documents, instruments, actions and transactions contemplated in connection with the Debt Financing that would be effective prior to the Effective Time, (v) provide access to or disclose information that DPSG reasonably determines would jeopardize any attorney-client privilege or the attorney-work product doctrine in favor of DPSG or any of its subsidiaries and (vi) none of DPSG, DPSG's Subsidiaries or their respective directors, officers, employees or agents, shall be required to execute, deliver or enter into, or perform any agreement, document or instrument (other than the solvency certificate and customary authorization and representation letters contemplated above), with respect to the Debt Financing or any offering of Debt Securities that is not contingent upon the Closing or that would be effective prior to the Effective Time; provided however that the foregoing clause (vi) of this sentence shall not apply to customary resolutions, representation letters, officer's certificates, supplemental indentures (which do not result in the creation or assumption of any additional obligations by DPSG or any DPSG Subsidiary prior to the Effective Time or contain additional conditions to the closing or funding of the Debt Financing) and similar documents required to be executed in connection with the closing of a debt offering into escrow on customary terms or in connection with the Redemption referred to in Section 7.08(i) below. Nothing hereunder shall require any employee, officer, director or Representative of DPSG or any DPSG Subsidiary to deliver any certificate or opinion or take any other action that would result in personal liability to such employee, officer, director or Representative. DPSG shall file all reports on Form 10-K, 10-Q and Form 8-K, to the extent required to include financial information pursuant to Item 9.01 thereof, in each case, required to be filed with the SEC pursuant to the Exchange Act prior to the Closing Date in accordance with the time periods required by the Exchange Act.

          (c)   Maple Parent shall (i) promptly upon request by DPSG, reimburse DPSG for all reasonable and documented out-of-pocket fees and expenses of DPSG and its Subsidiaries and all reasonable and documented out-of-pocket fees and expenses of their Representatives (including all reasonable and documented attorneys' fees) incurred in connection with the requested cooperation set forth in this Section 7.08 and (ii) except as a result of gross negligence, fraud, willful misconduct of or material breach of this Agreement by DPSG, the DPSG Subsidiaries, its or their Affiliates or its or their Representatives, or arising from information furnished in writing by or on behalf of DPSG and/or its Subsidiaries (including financial statements and audits thereof), indemnify DPSG, the DPSG Subsidiaries, its or their respective Affiliates and its and their respective Representatives against any claim, loss, damage, injury, liability, judgment, award, penalty, fine, Tax, cost (including cost of investigation), expense (including reasonable and documented fees and expenses of counsel) or settlement payment of any kind, incurred, imposed on, sustained, suffered by or asserted against, any of them, directly or indirectly relating to, arising out of or resulting from the Debt Financing, the performance by DPSG, any DPSG Subsidiaries, its and their respective Affiliates and its and their respective Representatives of any obligations set forth in this Section 7.08 and any information utilized in connection therewith and such Representatives shall be third party beneficiaries of this Section 7.08.

          (d)   Unless, and to the extent, Maple Parent shall have sufficient cash from other sources (including the Equity Financing and/or by reason of a capital market or other financing transaction) available to pay the Required Amount, Maple Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange the Debt Financing contemplated by the Debt Commitment Letter, including using reasonable best efforts to (i) maintain in effect the Debt Commitment Letter pursuant to its terms, (ii) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and conditions contained in the Debt Commitment Letter or on other terms agreed by Maple Parent (subject to the restrictions on amendments of the Debt Commitment Letter set forth in Section 7.08(e) below), and (iii) satisfy (or, seek a waiver on a timely basis of) all conditions to funding in the Debt Commitment Letter that are within its control and, in the event that all conditions to funding in the Debt Commitment Letter are satisfied at or prior to Closing, consummate the Debt Financing and cause the Financing Sources to fund the Financing at the Closing. Maple Parent shall keep DPSG reasonably informed on a reasonably timely basis and in reasonable detail of the status of its efforts to arrange and obtain the Debt Financing. Maple Parent shall promptly provide DPSG with copies of agreements relating to the Debt Financing and such other information and documentation regarding such Debt Financing as reasonably requested by DPSG to allow DPSG to monitor the progress of such financing activities. Without limiting the foregoing, Maple Parent shall notify DPSG promptly if at any time prior to the Effective Time: (A) the Debt Commitment Letter or other definitive financing agreements with respect thereto expire or are terminated for any reason (other than in accordance with their terms by reason of an issuance of Debt Securities or other financing transactions that comply with Section 7.08(e) below), (B) Maple Parent obtains knowledge of any material breach or default by any party to any Debt Commitment Letter (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default thereunder), (C) Maple Parent receives any written communication from any Financing Source providing the Debt Financing with respect to any (1) actual, potential or threatened breach, default, termination or repudiation by any party to the Debt Commitment Letter with respect to the obligation to fund the Debt Financing or (2) a material dispute or disagreement between or among any parties to the Debt Commitment Letter with respect to the obligation to fund the Debt Financing or the amount of the Debt Financing to be funded at the Closing or (D) if Maple Parent, for any reason, otherwise no longer believes in good faith that it will be able to obtain all or any portion of the Debt Financing on the terms described in the Debt Commitment Letter (except as the result of the issuance of any Debt Securities or the effectiveness of any other financing transaction that complies with Section 7.08(e) below). As soon as reasonably practicable after DPSG delivers to Maple Parent a written request therefor, Maple Parent shall provide any information reasonably requested by DPSG relating to any circumstance referred to in clause (A) through (D) of the immediately preceding sentence; provided, that neither Maple Parent nor any of its Affiliates shall be under any obligation to disclose any information that is subject to attorney client or similar privilege to the extent such privilege is asserted in good faith or otherwise would violate or contravene any law, rule or regulation or any obligation of confidentiality.

          (e)   Unless, and to the extent, Maple Parent shall have sufficient immediately and unconditionally available cash from other sources (including the Equity Financing and/or by reason of capital markets, securities or other financing transactions) available to pay the Required Amount, from and after the execution of this Agreement, Maple Parent shall not amend, modify, replace, terminate or agree to any waiver under the Debt Commitment Letter without the prior written approval of DPSG if such amendment, replacement, modification, termination or waiver would (i) reduce the aggregate amount of the Debt Financing such that the aggregate funds that would be available on the Closing Date, together with other immediately and unconditionally available sources, would not be sufficient to pay the Required Amount, (ii) impose new or additional conditions to the Debt Financing or otherwise expand, amend, modify or waive any of the conditions to the Debt Financing (unless such expanded, amended or modified conditions could not be reasonably expected to prevent, impede or delay the funding of the Debt Financing or impose additional material obligations upon DPSG or any DPSG Subsidiary), or (iii) otherwise expand, amend, modify or waive any provision of the Debt Commitment Letter in a manner that in any such case would reasonably be expected to (A) delay or make less likely the funding of the Debt Financing (or satisfaction of the conditions to the Debt Financing) on the Closing Date or (B) adversely impact the ability of Maple Parent to enforce or cause the enforcement of its rights against the Financing Sources; provided, that notwithstanding the foregoing, Maple Parent may modify, supplement or amend the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement. In the event that new commitment letters and/or fee letters are entered into in accordance with any amendment, replacement, supplement or other modification of the Debt Commitment Letter permitted pursuant to this Section 7.08(e) such new commitment letters and/or fee letters shall be deemed to be the "Debt Commitment Letter" for all purposes of this Agreement and references to "Debt Financing" herein shall include and mean the financing contemplated by the Debt Commitment Letter as so amended, replaced, supplemented or otherwise modified, as applicable. Maple Parent shall promptly deliver to DPSG copies of any termination, amendment, modification, waiver or replacement of the Debt Commitment Letter.

          (f)    Unless, and to the extent, Maple Parent shall have immediately and unconditionally available cash from other sources (including by reason of a capital market or other financing transaction) available to pay the Required Amount, in the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Maple Parent shall promptly notify DPSG in writing and use its reasonable best efforts to arrange alternative financing from the same or alternative sources in an amount not less than the unavailable portion of the Debt Financing (the "Alternative Financing"); provided, however, that Maple Parent shall not be required to obtain financing which includes terms and conditions materially less favorable (taken as whole and taking into account any "market flex" provision) to DPSG and Maple Parent, taken as a whole, in each case relative to those in the Debt Financing being replaced. Upon obtaining any commitment for any such Alternative Financing, such financing shall be deemed to be a part of the "Debt Financing" and any commitment and fee letters for such Alternative Financing shall be deemed the "Debt Commitment Letter" for all purposes of this Agreement.

          (g)   DPSG hereby consents to use of its and its Subsidiaries logos on customary marketing materials in connection with the Debt Financing or any offering of Debt Securities; provided, that such logos are used solely in a manner that is not intended nor reasonably likely to harm or disparage DPSG or any of its Subsidiaries or the reputation or goodwill of DPSG or any of its Subsidiaries or their respective logos.

          (h)   On or prior to the Closing, DPSG shall use reasonable best efforts to cause the agent under each of DPSG Credit Facilities to provide a copy of an executed payoff letter (each a "DPSG Payoff Letter") with respect to each of the DPSG Credit Facilities, in customary form, each DPSG Payoff Letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable (and not contingent or unasserted) under each of the DPSG Credit Facilities as of the anticipated Closing Date (and the daily accrual thereafter) (the "DPSG Payoff Amount"), (ii) state that upon receipt of DPSG Payoff Amount under such Payoff Letter, the DPSG Credit Facilities and all related loan documents shall be terminated, as applicable and (iii) provide that all Liens and all guarantees (if any) in connection therewith relating to the assets and properties of DPSG or any of its Subsidiaries securing such obligations shall be, released and terminated upon the payment of the DPSG Payoff Amount; provided that the effectiveness of any such Payoff Letter shall be contingent upon the occurrence of the Closing unless otherwise agreed by DPSG.

          (i)    If requested by Maple Parent, DPSG shall, to the extent permitted by the applicable DPSG Existing Notes and the related indenture governing such DPSG Existing Notes (the "Indenture"), issue on the Closing Date a notice of optional redemption for all of the outstanding aggregate principal amount of any or all of the DPSG Existing Notes, pursuant to the redemption provisions of the Indenture (the redemption of any or all series of DPSG Existing Notes, the "Redemption"); provided that DPSG shall not be obligated to issue a notice of optional redemption pursuant to this Section 7.08(i) until (i) all of the conditions set forth in Article VIII have been satisfied or waived by the applicable Persons and (ii) the Closing will occur immediately following the delivery of such notice; and provided further that in connection with the delivery of any such notice of Redemption and consummation of the Redemption, DPSG shall deliver and shall use reasonable best efforts to cause counsel for DPSG to deliver, customary officer's certificates and customary legal opinions, respectively, to the trustee under each applicable Indenture, to the extent such certificates and opinions are required thereby.

          (j)    On or prior to the Closing, Maple Parent shall use reasonable best efforts to cause the agent under the Maple Credit Agreement to provide a copy of an executed payoff letter (the "Maple Parent Payoff Letter") with respect to the Maple Credit Agreement, in customary form, the Maple Parent Payoff Letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable (and not contingent or unasserted) under the Maple Parent Payoff Letter as of the anticipated Closing Date (and the daily accrual thereafter) (the "Maple Parent Payoff Amount"), (ii) state that upon receipt of the Maple Parent Payoff Amount under such Payoff Letter, the Maple Credit Agreement and all related loan documents shall be terminated, as applicable and (iii) provide that all Liens and all guarantees (if any) in connection therewith relating to the assets and properties of the Maple Parent or any Maple Parent Subsidiary securing such obligations shall be, released and terminated upon the payment of the Maple Parent Payoff Amount.

        Section 7.09    Indemnification and Insurance.     (a) From the date hereof, DPSG shall, to the fullest extent permissible by applicable Law, indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of DPSG or of a DPSG Subsidiary (collectively, the "Indemnified Parties") with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any Legal Proceeding (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (i) the fact that an Indemnified Party is or was a director, officer, employee or agent of DPSG or any DPSG Subsidiary or (ii) acts or omissions by an Indemnified Party in the Indemnified Party's capacity as a director, officer, employee or agent of DPSG or any DPSG Subsidiary or taken at the request of DPSG or any DPSG Subsidiary (including in connection with serving at the request of DPSG or any DPSG Subsidiary as a representative of another Person (including any employee benefit plan)), in each case under clause (i) or (ii), at, or at any time prior to, the Effective Time (including any Legal Proceeding relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party). Without limiting the foregoing, DPSG, from and for a period of six (6) years after the Effective Time, shall, unless otherwise required by Law, not amend or modify its certificate of incorporation or bylaws to contain any provisions that are less favorable to the Indemnified Parties or the employees and agents of DPSG and the DPSG Subsidiaries with respect to limitation of liabilities of directors, officers, employees and agents and indemnification and advancement of expenses than are set forth as of the date of this Agreement in the DPSG Charter, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnified Parties or the employees and agents of DPSG and the DPSG Subsidiaries. In addition, from the date hereof, DPSG shall without requiring a preliminary determination of entitlement to indemnification, advance any expenses (including fees and expenses of legal counsel) of any Indemnified Party incurred by any Indemnified Party in connection with any Legal Proceeding (including in connection with enforcing the indemnity and other obligations referred to in this Section 7.09) as incurred to the fullest extent permitted under applicable Law.

          (b)   DPSG (whether prior to or after the Effective Time) shall not settle, compromise or consent to the entry of any judgment in any threatened or actual Legal Proceeding relating to any acts or omissions covered under this Section 7.09 (each, a "Claim") for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Claim or such Indemnified Party otherwise consents in writing to such settlement, compromise or consent. DPSG and the Indemnified Parties shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

          (c)   For the six-year period commencing immediately after the Effective Time, DPSG shall maintain in effect a directors' and officers' liability insurance with an insurance carrier with the same or better credit rating as DPSG's insurance carrier as of the date hereof covering acts or omissions occurring at or prior to the Effective Time with respect to those individuals who are currently (and any additional individuals who prior to the Effective Time become) covered by DPSG directors' and officers' liability insurance policies on terms, conditions, retentions and limits of liability that are at least as favorable as DPSG's existing policies in effect on the date of this Agreement. For the benefit of the Indemnified Parties, DPSG shall be permitted, prior to the Effective Time, to obtain and fully pay the premium, subject to the maximum annual premium referred to in the first proviso to this Section 7.09(c), for the extension of (i) the directors' and officers' liability coverage of DPSG's existing directors' and officers' insurance policies and (ii) DPSG's existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of six years from and after the Effective Time that shall be from an insurance carrier with the same or better credit rating as DPSG's insurance carrier as of the date hereof with respect to directors' and officers' liability insurance and fiduciary liability insurance (collectively, "D&O Insurance") with terms, conditions, retentions and limits of liability that are at least as favorable as DPSG's existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement, the Merger or the other Transactions). Notwithstanding anything to the contrary contained herein, in no event shall Maple Parent or DPSG after the Effective Time be required to expend for any policies contemplated by this clause (c) an annual premium amount in excess of 350% of the annual premiums currently paid by DPSG for such insurance; and, provided, further that if the annual premiums of such insurance coverage exceed such amount, DPSG after the Effective Time shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. If such prepaid D&O Insurance has been obtained by DPSG prior to the Effective Time, it shall be deemed to satisfy all obligations to obtain insurance pursuant to this Section 7.09(c) and DPSG shall use its reasonable best efforts to cause such D&O Insurance to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.

          (d)   The provisions of this Section 7.09 will survive the Effective Time and are (i) intended to be for the benefit of, and will be enforceable by, each Indemnified Party and his or her heirs and (ii) in addition to, and not substitution for, any other rights to indemnification or contribution that such Indemnified Party may have under other contracts. After the Effective Time, the obligations of DPSG under this Section 7.09 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party to whom this Section 7.09 applies unless (A) such termination or modification is required by applicable Law or (B) the affected Indemnified Party shall have consented in writing to such termination or modification.

          (e)   If DPSG (as the Surviving Corporation) after the Effective Time, Maple Parent or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of DPSG or Maple Parent, as applicable, will assume the obligations set forth in this Section 7.09.

        Section 7.10    Certain Tax Matters.

          (a)   Maple Parent and DPSG shall each use its reasonable best efforts to cause the Merger to qualify for the Intended Tax Treatment, including (i) not taking any action that such party knows would reasonably be expected to prevent such qualification and (ii) considering and negotiating in good faith such amendments to this Agreement as may be reasonably required in order to obtain such qualification (it being understood that no party will be required to agree to any such amendment). For federal income Tax purposes, each of DPSG, Merger Sub and Maple Parent shall report the Merger and the other Transactions in a manner consistent with such qualification.

          (b)   Prior to or at the Closing, Maple Parent shall deliver, or cause to be delivered, to DPSG a properly executed affidavit, in a form reasonably acceptable to DPSG, provided by Maple Parent pursuant to Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3) certifying that (i) Maple Parent is not and has not been a United States real property holding corporation during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and (ii) DPSG is not required to deduct or withhold any amounts under Section 1445 of the Code from the Merger Consideration owing to the shareholders of Maple Parent pursuant to this Agreement; and each shareholder of Maple Parent shall deliver an IRS Form W-9 claiming a complete exemption from backup withholding or an applicable IRS Form W-8.

          (c)   At least ten days prior to the Closing Date, Maple Parent shall provide to DPSG in writing an estimate of its earnings and profits (computed under federal income Tax principles) through the Closing Date, and for its taxable year which includes the Closing Date which, for the avoidance of doubt, shall include any earnings and profits of Maple.

          (d)   At least ten days prior to the Closing Date, DPSG shall provide to Maple Parent in writing an estimate of its earnings and profits (computed under federal income Tax principles) through the Closing Date, and for its taxable year which includes the Closing Date.

          (e)   Prior to or at Closing, Maple Parent shall terminate all tax sharing, allocation or similar agreements with and of its direct or indirect shareholders and any other Person other than Maple Parent and its Subsidiaries.

          (f)    If Maple Parent receives the Change in Law Opinion from McDermott Will & Emery LLP, it shall use reasonable best efforts to obtain a Tax-Free Opinion from an alternative tax counsel of similar standing.

        Section 7.11    Section 16(a) Matters.     Prior to the Effective Time, DPSG shall take all such steps as may be required to cause (a) any dispositions of DPSG Common Stock (including, in each case, derivative securities with respect thereto) resulting from the Merger and the other Transactions by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to DPSG immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act and (b) any acquisitions of DPSG Common Stock (including derivative securities with respect to DPSG Common Stock) resulting from the Merger and the other Transactions, by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to DPSG, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 7.12    Governance Matters.     DPSG shall take all necessary action to cause, including procuring any necessary resignations of directors, effective at the Effective Time, (a) the DPSG Board to be comprised of twelve (12) directors and (b) the DPSG Board to be comprised of (i) eight (8) directors identified by Maple Parent, (ii) two (2) directors identified by DPSG (collectively, the "Continuing Directors") and (iii) two (2) directors mutually agreed upon by Maple Parent and DPSG who shall be "independent" under NYSE Listed Company Manual Rule 303A.02 and Rule 10A-3 promulgated under the Exchange Act. From and after the Effective Time, until the earlier of the day immediately prior to the second annual meeting of stockholders of the Surviving Corporation following the Closing or such time as a Continuing Director informs DPSG in writing that he or she no longer wishes to serve as a Continuing Director (in each such case, a "Continuing Director Resignation"), (A) DPSG shall cause each Continuing Director to be included in management's slate of nominees for the election of directors of DPSG at each meeting of DPSG stockholders at which directors are to be elected and (B) shall use its reasonable best efforts to cause the election of each applicable Continuing Director to the DPSG Board at each such meeting, including by recommending that the DPSG stockholders vote in favor of the election of each such Continuing Director, soliciting proxies in respect thereof and otherwise supporting each such Continuing Director for election in a manner no less rigorous and favorable than the manner in which DPSG supports its other nominees. From and after the receipt of a Continuing Director Resignation, the obligations in subsections (A) and (B) of the immediately preceding sentence will continue; provided that, the reference in the immediately preceding sentence to the Continuing Director who has delivered such Continuing Director Resignation (or both Continuing Directors to the extent both Continuing Directors have delivered a Continuing Director Resignation) shall be a reference to an Independent Director selected by the members of the DPSG Board who are Independent Directors. For purposes of this Agreement, an "Independent Director" is a Person (x) who qualifies as an "Independent Director" as defined in the NYSE Listed Company Manual or who qualifies as "independent" under the applicable rules and regulations of any other national securities exchange on which the Equity Interests of DPSG are publicly traded after the date hereof, and (y) is not an Affiliate of, employed by, or otherwise lacking in independence from, JAB, Mondelēz or any of their respective Affiliates. For the avoidance of doubt, in no event, following the Effective Time, will the DPSG Board be comprised of less than two members who are either Continuing Directors or Independent Directors. In no event shall DPSG, prior to June 18, 2018, call, give notice of, convene or hold, an annual meeting of its stockholders for purposes of electing directors or any other business other than the Transactions contemplated by this Agreement (but for the avoidance of doubt, the election of directors and other business may be among the proposals at the DPSG Stockholders Meeting).

        Section 7.13    Special Dividend.

          (a)   Maple Parent shall use its reasonable best efforts to furnish promptly to DPSG (or, if requested by DPSG, directly to the Solvency Advisor) all information reasonably requested by DPSG or the Solvency Advisor in connection with the Solvency Advisor's or the DPSG Board's consideration of the Special Dividend. All information provided pursuant to this Section 7.13 shall be subject to the Confidentiality Agreement.

          (b)   No later than five Business Days prior to the Closing Date, Maple Parent shall (i) declare a dividend (the "Maple Parent Dividend") in an amount at least equal to $9,000,000,000, payable immediately following the record date thereof to holders of record of the issued and outstanding shares of Maple Parent capital stock as of immediately following the Effective Time (which, for the avoidance of doubt, shall be solely DPSG as the sole holder of capital stock of the Surviving Corporation)) and (ii) provide the resolutions declaring such dividend to DPSG (the "Maple Parent Dividend Resolutions").

          (c)   Subject to receipt of (i) the Solvency Opinion from the Solvency Advisor, (ii) the Maple Parent Dividend Resolutions from Maple Parent and (iii) a certificate (the "Maple Parent Financing Certificate") from Maple Parent (which certificate may not be provided earlier than three Business Days, or later than two Business Days, prior to the Closing Date) that (A) the conditions to the Debt Financing have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) and, to the Knowledge of Maple Parent, the Debt Financing will be funded at the Closing and (B) assuming the financing of the Debt Financing and that the Closing were held on the date such certificate were provided, the aggregate proceeds from the Debt Financing will be sufficient in amount, together with other financial resources of Maple Parent and the Maple Parent Subsidiaries, for Maple Parent or the applicable payor to make (or cause the making of) the payment of the Required Amount, the DPSG Board shall declare, in accordance with applicable Law, a special cash dividend (the "Special Dividend"), in an amount per share of DPSG Common Stock (the "Special Dividend Per Share Amount") equal to one hundred and three dollars and seventy five cents ($103.75), subject to adjustment in accordance with Section 3.01(c), payable on the date that is one Business Days after the Effective Time to holders of record of the issued and outstanding shares of DPSG Common Stock as of the close of business on the Business Day immediately preceding the Closing Date (the "Dividend Record Time" and such holders of record, the "Dividend Stockholders"), which Special Dividend will be made conditioned upon the Effective Time.

          (d)   At least three Business Days prior to the Closing Date, DPSG shall designate Computershare Trust Company, N.A. (the "Paying Agent") to act as the paying agent for purposes of effecting the payment of the Special Dividend to the Dividend Stockholders. The agreement pursuant to which DPSG shall appoint the Paying Agent shall be in form and substance reasonably acceptable to Maple Parent. Immediately following the Effective Time, DPSG shall deposit, or cause to be deposited, with the Paying Agent an amount equal to the product of the Special Dividend Per Share Amount multiplied by the number of shares of DPSG Common Stock entitled to receive the Special Dividend.

        Section 7.14    Investor Rights Agreements.     At the Effective Time, DPSG and each other party identified in Exhibit D, shall execute and deliver an Investor Rights Agreement, substantially in the form attached hereto as Exhibit D.

        Section 7.15    Maple Parent Restructuring.     Maple Parent shall, and shall cause its Subsidiaries to, complete the Maple Parent Restructuring no later than two Business Days prior to the Closing in accordance with the provisions and principles set forth in Section 7.15 of the Maple Parent Disclosure Letter. Maple Parent shall keep DPSG reasonably informed in respect of the actions and timing of the Maple Parent.

        Section 7.16    Director Powers.     Notwithstanding anything in this Agreement to the contrary, following the Effective Time, the affirmative vote of a majority of the Continuing Directors (or if no Continuing Directors exist, the Independent Directors) shall be required for DPSG to amend, modify or waive Section 7.12, Section 7.13 or this Section 7.16, or take any action in connection with the Special Dividend (including to make any determination or give any approval or authorization that is required to be taken or given by the DPSG Board in connection therewith). The Continuing Directors (or if no Continuing Directors exist, the Independent Directors) shall have the authority to retain such counsel (which may include current counsel to DPSG or counsel that is selected solely by the Continuing Directors (or if no Continuing Directors exist, the Independent Directors)) and other advisors at the expense of DPSG as shall be determined by the Continuing Directors (or if no Continuing Directors exist, the Independent Directors), and the authority (acting as a committee of the DPSG Board, which shall be deemed to have been duly constituted by the DPSG Board's approval of this Agreement) to institute any action on behalf of DPSG or the Dividend Stockholders to enforce obligations arising under or in connection with this Agreement.

ARTICLE VIII

CONDITIONS PRECEDENT

        Section 8.01    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of the parties to effect the Merger shall be subject to the satisfaction, or waiver by each of the parties, at or prior to the Effective Time of the following conditions:

          (a)    DPSG Stockholders Approval.    The DPSG Stockholders Approval shall have been obtained.

          (b)    Regulatory Approvals.    (i) The waiting period or waiting periods applicable to the consummation of the Merger and the other Transactions under the HSR Act shall have expired or been earlier terminated and (ii) the Required Foreign Regulatory Approvals shall have been obtained.

          (c)    No Injunctions or Restraints; Illegality.    No material Injunction preventing the consummation of the Merger or any of the other Transactions shall be in effect. No material statute, rule, regulation or Injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal consummation of the Merger.

        Section 8.02    Conditions to Obligations of Maple Parent.     The obligation of Maple Parent to effect the Merger is also subject to the satisfaction, or waiver by Maple Parent, at or prior to the Effective Time, of the following conditions:

          (a)    Accuracy of Representations:

              (i)  Each of the representations and warranties of DPSG contained in Section 5.02(a) (Capitalization) and Section 5.08(a) (DPSG Material Adverse Effect) shall be true and correct in all respects (other than in de minimis and immaterial respects in the case of Section 5.02(a)) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

             (ii)  Each of the representations and warranties of DPSG contained in Section 5.02(b)-(e) (Capitalization), Section 5.03(a) and (b)(i) (Authority; No Violation), Section 5.18 (Takeover Statutes; Other Restrictions) and Section 5.21 (Advisors' Fees) (in each case, disregarding all qualifications and exceptions contained therein regarding materiality or a DPSG Material Adverse Effect or any similar standard or qualification) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date); and

            (iii)  Each of the representations and warranties of DPSG contained in this Agreement other than those specified in the foregoing subsections (i) and (ii) (disregarding all qualifications and exceptions contained therein regarding materiality or a DPSG Material Adverse Effect or any similar standard or qualification), shall be true and correct, except where the failure of any such representation or warranty to be so true and correct would not, individually or in the aggregate, have or be reasonably expected to have a DPSG Material Adverse Effect, as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date).

          (b)    Performance of Obligations of DPSG.    DPSG shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

          (c)    Maple Parent Tax Opinion.    Maple Parent shall have received representations of officers of DPSG and Merger Sub made substantially in the form attached hereto as Exhibit E-2; provided that this condition shall be deemed not to be satisfied if (i) McDermott Will & Emery LLP, tax counsel to Maple Parent, has delivered an opinion (the "Change in Law Opinion") that, as a result of a change in law occurring after the date of this Agreement, and based on the representations of officers of Maple Parent made substantially in the form attached hereto as Exhibit E-1 and upon representations of officers of DPSG and Merger Sub made substantially in the form attached hereto as Exhibit E-2, it is or would be unable to provide an opinion that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and/or as an exchange described in Section 351(a) of the Code (the "Tax-Free Opinion") and (ii) Maple Parent is unable to obtain the Tax-Free Opinion from an alternative tax counsel pursuant to Section 7.10(f).

          (d)    Absence of DPSG Material Adverse Effect.    Since the date of this Agreement, no event or events or development or developments shall have occurred that have had or would reasonably be expected to have, individually or in the aggregate, a DPSG Material Adverse Effect.

          (e)    Listing of DPSG Common Stock.    All shares of DPSG Common Stock to be issued as Merger Consideration shall have been approved for listing on the NYSE, subject to official notice of issuance prior to the Closing Date.

          (f)    Certificate.    Maple Parent shall have received a certificate signed on behalf of DPSG and Merger Sub by the Chief Executive Officer of DPSG and Merger Sub to the effect that the conditions set forth in Section 8.02(a), Section 8.02(b), and Section 8.02(d) have been satisfied.

        Section 8.03    Conditions to Obligations of DPSG and Merger Sub.     The obligation of DPSG and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by DPSG, at or prior to the Effective Time, of the following conditions:

          (a)    Accuracy of Representations:

              (i)  Each of the representations and warranties of Maple Parent contained in Section 4.02(a) and (c) (Capitalization) and the second sentence of Section 4.07 (Maple Parent Material Adverse Effect) shall be true and correct in all respects (other than de minimis and immaterial respects in the case of Section 4.02(a)) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date);

             (ii)  Each of the representations and warranties of Maple Parent contained in Section 4.02(b), (d) and (e) (Capitalization), Section 4.03(a) and (b)(i) (Authority; No Violation) and Section 4.18 (Advisors' Fees) (disregarding all qualifications and exceptions contained therein regarding materiality or a Maple Parent Material Adverse Effect or any similar standard or qualification) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date); and

            (iii)  Each of the representations and warranties of Maple Parent contained in this Agreement other than those specified in the foregoing subsections (i) and (ii) (disregarding all qualifications and exceptions contained therein regarding materiality or a Maple Parent

    Material Adverse Effect or any similar standard or qualification), shall be true and correct, except where the failure of any such representation or warranty to be so true and correct would not, individually or in the aggregate, have or be reasonably expected to have a Maple Parent Material Adverse Effect, as of the date of this Agreement and as of the Closing Date as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true, complete and correct as of such specific date).

          (b)    Performance of Obligations of Maple Parent.    Maple Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

          (c)    Absence of Maple Parent Material Adverse Effect.    Since the date of this Agreement, no event or events or development or developments shall have occurred that have had or would reasonably be expected to have, individually or in the aggregate, a Maple Parent Material Adverse Effect.

          (d)    Certificate.    DPSG shall have received a certificate signed on behalf of Maple Parent by the Chief Executive Officer of Maple Parent to the effect that the conditions set forth in Section 8.02(a), Section 8.02(b) and Section 8.03(c) have been satisfied.

          (e)    Financing.    The Financing or any Debt Securities issued in lieu thereof has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing, in an amount such that, when funded, together with other immediately available and unconditional funds, will be sufficient to pay the Required Amount (including amounts to be deposited with the Paying Agent immediately following the Effective Time pursuant to Section 7.13(d)).

          (f)    Solvency Opinion.    The DPSG Board has received the Solvency Opinion from the Solvency Advisor.

          (g)    Indebtedness.    The outstanding Indebtedness (excluding Indebtedness of the type described in clause (c) in the definition thereof) of DPSG and the DPSG Subsidiaries (including the Surviving Corporation) after giving effect to the Merger and the other Transactions does not exceed $16,900,000,000 in the aggregate.

ARTICLE IX

TERMINATION AND AMENDMENT

        Section 9.01    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the DPSG Stockholder Approval or the effectiveness of the Maple Parent Stockholder Consent or Merger Sub Stockholder Consent, by action taken or authorized by the board of directors of the terminating party or parties:

          (a)   by mutual consent of Maple Parent and DPSG in a written instrument, if the board of directors of each so determines;

          (b)   by either Maple Parent or DPSG if any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the Merger or the other Transactions, except that no party may terminate this Agreement pursuant to this Section 9.01(b) if such party's breach of its obligations under this Agreement proximately contributed to the occurrence of such order;

          (c)   by either Maple Parent or DPSG if the DPSG Stockholder Approval shall not have been obtained at a DPSG Stockholders Meeting or any adjournment or postponement thereof at which the vote was taken;

          (d)   by either Maple Parent or DPSG if the Merger shall not have been consummated on or before October 29, 2018 (the "End Date"); provided that no party may terminate this Agreement pursuant to this Section 9.01(d) if such party's breach of its obligations under this Agreement proximately contributed to the failure of the Closing to occur by the End Date;

          (e)   by Maple Parent if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in this Agreement on the part of DPSG or Merger Sub, which breach or inaccuracy, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.02(a) or Section 8.02(b), and such breach or inaccuracy is incapable of being cured, or is not cured, by DPSG or Merger Sub by the End Date or, if capable of being cured by the End Date, DPSG or Merger Sub shall not have commenced good faith efforts to cure the breach or inaccuracy within 10 days following receipt of written notice from Maple Parent and thereafter be continuing such good faith efforts;

          (f)    by DPSG if there shall have been a breach of any of the covenants or agreements or any inaccuracy of any of the representations or warranties set forth in this Agreement on the part of Maple Parent, which breach or inaccuracy, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.03(a) or Section 8.03(b), and such breach or inaccuracy is incapable of being cured, or is not cured, by Maple Parent by the End Date or, if capable of being cured by the End Date, Maple Parent shall not have commenced good faith efforts to cure the breach or inaccuracy within 10 days following receipt of written notice from DPSG and thereafter be continuing such good faith efforts;

          (g)   by Maple Parent if (i) the DPSG Board shall have made a Change of Recommendation or DPSG shall have breached any of its obligations under Section 6.04(a) in any material respect or (ii) at any time following receipt or public announcement of an Acquisition Proposal, the DPSG Board shall have failed to reaffirm the DPSG Recommendation within five Business Days after receipt of reasonably written request to do so from Maple Parent; provided that any such termination must occur within five Business Days of the date of such Change of Recommendation or becoming aware of a material breach (as the case may be);

          (h)   by DPSG, subject to compliance with Section 6.04(c), in order to accept a Superior Proposal and enter into an Alternative Acquisition Agreement related to a Superior Proposal, provided that prior to or concurrently with such termination, DPSG pays to Maple Parent the Termination Fee pursuant Section 9.02(b)(ii); or

          (i)    by DPSG if (A) the conditions set forth in Section 8.01 and Section 8.02 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being able to be satisfied) and Maple Parent has not provided the Maple Parent Financing Certificate by the date that is two Business Days prior to the date the Closing should have occurred pursuant to Section 1.02 or (B) following the receipt of the Maple Parent Financing Certificate, Maple Parent fails to consummate the Closing on the date the Closing should have occurred pursuant to Section 1.02.

        Section 9.02    Effect of Termination and Abandonment.     (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article IX, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in the foregoing to the contrary, that (i) no such termination shall relieve any party hereto of any liability or damages resulting from any fraud or Willful Breach of this Agreement and (ii) the provisions set forth in Section 7.08(c) (Debt Matters—Indemnification), Section 10.15 (Fees and Expenses), this Section 9.02, Article X and the Confidentiality Agreement shall survive the termination of this Agreement. For purposes of this Agreement, "Willful Breach" shall mean a material breach of, or failure to perform any of the covenants or other agreements contained in, this Agreement, that is a consequence of an act or failure to act by the breaching or non-performing Person with actual Knowledge, or knowledge that a Person acting reasonably under the circumstances should have, that such Person's act or failure to act would, or would be reasonably expected to, result in or constitute a breach of or failure of performance under this Agreement.

          (b)   In the event that this Agreement is terminated:

              (i)  by Maple Parent or DPSG pursuant to Section 9.01(d) at a time when it is not otherwise terminable pursuant to Section 9.01(i) and in connection therewith:

              (A)  an Acquisition Proposal shall have been publicly disclosed after the date hereof and prior to the End Date and not publicly withdrawn prior to the End Date; and

              (B)  within 12 months after termination of this Agreement, DPSG or any of its Subsidiaries enters into a definitive agreement with respect to any Acquisition Proposal or consummates a transaction contemplated by any Acquisition Proposal (provided that for purposes of this clause (B), the references to "20%" in the definition of Acquisition Proposal shall be deemed to be a reference to "50%") (any such agreement or consummation, an "Acquisition Event"), then DPSG shall pay to Maple Parent the Termination Fee within two Business Days of consummation of such Acquisition Event;

             (ii)  by DPSG pursuant to Section 9.01(h), then DPSG shall pay to Maple Parent the Termination Fee prior to or concurrently with such termination; or

            (iii)  by Maple Parent pursuant to Section 9.01(g), then DPSG shall pay to Maple Parent the Termination Fee within two Business Days of such termination; or

            (iv)  by DPSG pursuant to Section 9.01(i), then Maple Parent shall pay to DPSG the Reverse Termination Fee within two Business days of such termination.

  For purposes of this Agreement, (A) "Termination Fee" shall mean $700,000,000; and (B) "Reverse Termination Fee" shall mean $700,000,000. Notwithstanding anything to the contrary in this Agreement, (x) in no event shall DPSG be required to pay the Termination Fee on more than one occasion and in no event shall Maple Parent be required to pay the Reverse Termination Fee on more than one occasion and (y) subject to the rights of the parties to seek specific performance pursuant to Section 10.12, the parties agree that the payment of the Termination Fee or the Reverse Termination Fee, as applicable, shall be the sole and exclusive monetary damages remedy available to Maple Parent or DPSG, as applicable, with respect to this Agreement in the event any such payment becomes due and payable and is paid, and, upon payment of the Termination Fee or Reverse Termination Fee, as applicable, DPSG or Maple Parent, as applicable (and DPSG's or Maple Parent's, as applicable, Affiliates and its and their respective directors, officers, employees, stockholders and Representatives) shall have no further liability to Maple Parent or DPSG, as applicable, under this Agreement; provided, however, that DPSG or Maple Parent, as applicable, shall not be relieved or released from any liabilities or damages arising out of its Willful Breach of this Agreement; provided, further, that the aggregate amount of any damages determined by a court to be payable by DPSG or Maple Parent, as applicable, pursuant to the foregoing proviso shall be reduced by the amount of any Termination Fee previously paid to Maple Parent or Reverse Termination Fee previously paid to DPSG, as applicable, pursuant to this Section 9.02(b).

          (c)   The parties acknowledge that the agreements contained in Section 9.02(b) are an integral part of the Transactions, and that, without these agreements, the parties would not enter into this Agreement; accordingly, if DPSG fails to promptly pay the Termination Fee or Maple Parent fails to pay the Reverse Termination Fee, as applicable, and, in order to obtain such payment, Maple Parent, or DPSG, as applicable, commences a suit that results in a Judgment against DPSG for the Termination Fee (or a portion thereof) or Maple Parent for the Reverse Termination Fee (or a portion thereof), as applicable, DPSG or Maple Parent, as applicable, shall pay Maple Parent or DPSG, as applicable, its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate published in the Money Rates section of The Wall Street Journal in effect on the date such payment was required to be made. All payments under Section 9.02(b) shall be made promptly by wire transfer of immediately available funds to an account designated in writing by the party receiving such payment.

        Section 9.03    Amendment.     Subject to compliance with applicable Law, this Agreement may be amended by all of the parties, by action taken or authorized by their respective boards of directors, at any time before or after the DPSG Stockholder Approval or the effectiveness of the Merger Sub Stockholder Consent or the Maple Parent Stockholder Consent; provided that after the DPSG Stockholder Approval has been obtained or the Merger Sub Stockholder Consent or the Maple Parent Stockholder Consent has become applicable, any amendment of this Agreement that by applicable Law requires the further approval by the stockholders of DPSG, Maple Parent or Merger Sub shall be effective only with the approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties; provided, that notwithstanding anything to the contrary set forth herein, this Section 9.03, Section 10.08, Section 10.10(b) , Section 10.10(c), Section 10.11 and Section 10.14(b) (and any related definitions solely to the extent a modification, waiver or termination of such definitions would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated in a manner that is materially adverse to the Financing Sources without the prior written consent of the parties to the Debt Commitment Letter (not including Maple Parent), which consent shall not be unreasonably withheld, conditioned or delayed.

        Section 9.04    Extension; Waiver.     At any time prior to the Effective Time, Maple Parent and DPSG (on behalf of itself and Merger Sub) may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of Maple Parent, in the case of DPSG, or the DPSG or Merger Sub, in the case of Maple Parent, (b) waive any inaccuracies in the representations and warranties of Maple Parent, in the case of DPSG, or DPSG or Merger Sub, in the case of Maple Parent, contained in this Agreement, and (c) waive compliance by Maple Parent, in the case of DPSG, or DPSG or Merger Sub, in the case of the Maple Parent, with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in a written instrument signed by an authorized officer on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X

GENERAL PROVISIONS

        Section 10.01    Non-Survival of Representations and Warranties.     None of the representations, warranties, covenants and agreements in this Agreement shall survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) this Article X.

        Section 10.02    Notice.     Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or electronic mail or overnight courier:

          (a)   if to Maple Parent, to:

c/o JAB Holding Company LLC 1701 Pennsylvania Avenue NW, Suite 801 Washington, DC 20006
Attention:	Joachim Creus
Facsimile:	(202) 507-5601
E-mail:	Joachim.Creus@jabse.eu

    with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square, New York, NY 10036
Attention:	Paul T. Schnell Sean C. Doyle Maxim O. Mayer-Cesiano
Facsimile:	(212)-735-2000
E-mail:	paul.schnell@skadden.com sean.doyle@skadden.com maxim.mayercesiano@skadden.com

          (b)   if to DPSG or Merger Sub, to:

Dr Pepper Snapple Group, Inc. 5301 Legacy Drive P.O. Box 869077 Plano, Texas 75024
Attention:	Martin M. Ellen, Executive Vice President and CFO
Facsimile:	(972) 673-7879
E-mail:	martin.ellen@dpsg.com

    with a copy to:

Dr Pepper Snapple Group, Inc. 5301 Legacy Drive P.O. Box 869077 Plano, Texas 75024
Attention:	Jim Baldwin, Executive Vice President and General Counsel
Facsimile:	(972) 673-8130
E-mail:	jim.baldwin@dpsg.com
and
Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178
Attention:	Charles E. Engros Jonathan D. Morris James Z. Fang
Facsimile:	(212) 309-6001
E-mail:	charles.engros@morganlewis.com jonathan.morris@morganlewis.com james.fang@morganlewis.com or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon: actual receipt, if delivered personally; three Business Days after deposit in the mail, if sent by registered or certified mail on a priority basis; on the Business Day immediately following the transmission if sent by facsimile or electronic mail; or on the next Business Day after deposit with an overnight courier, if sent by an overnight courier.

        Section 10.03    Definitions.     Capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in the sections of the Agreement set forth next to such terms on Exhibit A hereto. For purposes of this Agreement:

        "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person; provided that, in no event shall Mondelez International Holdings LLC or any of its Affiliates be deemed to be an Affiliate of Maple Parent for purposes of this Agreement.

        "Business Day" means any day other than (a) a Saturday or a Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York City.

        "Contract" means any agreement, contract, note, mortgage, indenture, arrangement or other binding obligation or binding understanding.

        "DPSG By-laws" means the by-laws of DPSG, as in effect as of the date of this Agreement.

        "DPSG Charter" means the certificate of incorporation of DPSG, as in effect as of the date of this Agreement.

        "DPSG Credit Facilities" means, collectively, (a) the Credit Agreement dated as of March 16, 2017, among DPSG, the lenders and issuing banks party thereto, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., (b) the Commercial Paper Dealer Agreement 4(2) Program dated as of December 10, 2010, between DPSG and J.P. Morgan Securities LLC and (c) the letters of credit facilities disclosed on the DPSG SEC Reports.

        "DPSG Existing Notes" means, collectively, the (a) 6.82% Senior Notes due 2018, (b) 2.60% Senior Notes due 2019, (c) 2.00% Senior Notes due 2020, (d) 3.20% Senior Notes due 2021, (e) 2.53% Senior Notes due 2021, (f) 2.70% Senior Notes due 2022, (g) 3.13% Senior Notes due 2023, (h) 3.40% Senior Notes due 2025, (i) 2.55% Senior Notes due 2026, (j) 3.43% Senior Notes due 2027, (k) 7.45% Senior Notes due 2038, (l) 4.50% Senior Notes due 2045 and (m) 4.42% Senior Notes due 2046.

        "DPSG Material Adverse Effect" means any Effect that has a material adverse effect on the financial condition, business or results of operations of DPSG and the DPSG Subsidiaries taken as a whole, provided, that none of the following, and no Effect resulting from or arising out of the following, in and of itself or themselves, shall constitute or be taken into account in determining whether there has been or would reasonably be expected to be a DPSG Material Adverse Effect: (a) changes in the economy, political conditions or financial credit or securities markets generally in the United States or other countries in which DPSG conducts material operations or sources material supplies or that are the result of acts of war or terrorism; (b) changes that are the result of factors generally affecting the industry in which DPSG and the DPSG Subsidiaries operate, including changes in raw material costs; (c) (i) changes in GAAP or rules and policies of the Public Company Accounting Oversight Board or (ii) changes in applicable Law or changes in interpretations of applicable Law; (d) (i) any failure by DPSG or the DPSG Subsidiaries to meet any internal or external projections, budgets, guidance, forecasts, estimates of revenues or earnings by DPSG or the DPSG Subsidiaries or analysts or (ii) change in the market value or trading volume of DPSG Common Stock for any period ending on or after the date of this Agreement; (e) entry into this Agreement, the public announcement or pendency of the Merger or the other Transactions (including, for the avoidance of doubt, (i) any loss of revenue or earnings, (ii) the impact thereof on the relationships, contractual or otherwise, of DPSG or any DPSG Subsidiary with employees, customers, suppliers or business partners, in each case to the extent resulting from such public announcement or pendency, and (iii) any legal action commenced or threatened by any DPSG stockholders and arising from this Agreement or the Transactions contemplated thereby) (provided that this clause (e) shall not apply to Section 5.03(b)); (f) fluctuations in the value of any currency; (g) any action taken by DPSG with Maple Parent's consent or contemplated expressly by this Agreement or any action not taken by DPSG to the extent such action is expressly prohibited by this Agreement without the prior consent of Maple Parent, DPSG has requested the consent of Maple Parent to take such action and Maple Parent has not consented to such action within five Business Days; (h) the existence, occurrence, or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity; and (i) any matter disclosed in the DPSG Disclosure Letter, where the applicability of such disclosure as an exception to a particular provision of this Agreement is reasonably apparent; provided, further, that the exception in clause (d) shall not prevent or otherwise affect any Effect underlying such failure (to the extent not otherwise excluded from constituting or being taken into account in determining whether there has been or would reasonably be expected to be a DPSG Material Adverse Effect) from being taken into account in determining whether a DPSG Material Adverse Effect has occurred or is reasonably likely to occur; provided, further, that, with respect to clauses (b) and (c)(ii), Effects resulting from any such change that have had or would reasonably be expected to have a material disproportionate adverse effect on DPSG and the DPSG Subsidiaries compared to other companies operating in the United States in the industry in which DPSG and the DPSG Subsidiaries operate shall be considered for purposes of determining whether a DPSG Material Adverse Effect has occurred or is reasonably likely to occur (but only to the extent of such material disproportionate adverse effect).

        "DPSG Stock Plans" means the DPSG Omnibus Stock Incentive Plan of 2008 and the DPSG Omnibus Stock Incentive Plan of 2009, as amended.

        "EBITDA" means earnings before interest, taxes, depreciation and amortization, in each case as such items are determined in accordance with GAAP, as shown on the applicable publicly filed financial statements.

        "Environmental Law" means all applicable Laws relating to (a) pollution, (b) the protection of the environment (including ambient air, indoor air, surface water, groundwater, soil, substrata or land) or natural resources, (c) exposure of any individual to Hazardous Substances or (d) otherwise relating to the production, use, emission, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of any Hazardous Substances or the investigation, clean-up, removal or other remediation or analysis thereof.

        "Equity Interests" means, with respect to any Person, (a) any shares of capital stock or other voting securities of such Person, (b) other equity or voting interests in such Person, (c) securities convertible into or exchangeable for, or options, warrants or other rights to acquire or receive any, capital stock, voting securities or other equity interests in such Person, or (d) restricted shares, stock appreciation rights, performance units, contingent value rights, "phantom" stock or similar securities or rights issued or granted by such Person or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock or other voting securities of or other ownership interests in such Person.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Financing Sources" means the financial institutions identified in the Debt Commitment Letter, together with the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing and each other Person that commits to provide or otherwise provides the Debt Financing in accordance with this Agreement, whether by joinder to the Debt Commitment Letter or otherwise, including the parties to any joinder agreements, indentures or credit agreements entered into in connection therewith, together with their respective Affiliates and their respective Affiliates' officers, directors, employees, controlling persons, agents and representatives and their respective successors and permitted assigns.

        "Forfeitures and Cashless Settlements" by any Person means (a) the forfeiture or satisfaction of stock options, restricted stock and other stock-based awards of such Person, (b) the acceptance by such Person of shares of common stock of such Person as payment for the exercise price of stock options of such Person and (c) the acceptance by such Person of shares of common stock of such Person for withholding taxes incurred in connection with the exercise of stock options of such Person or the vesting or satisfaction of stock options, restricted stock and other stock-based awards of such Person, in the case of each of clauses (a), (b) and (c), in accordance with past practice of such Person and the terms of the applicable award agreements.

        "Fully Diluted Maple Parent Shares" means the sum of (a) all Maple Parent Shares issued and outstanding immediately prior to the Effective Time and (b) the maximum number of Maple Parent Shares issuable upon the conversion, exchange or exercise of any Equity Interests or other rights or instruments outstanding immediately prior to the Effective Time (whether or not such Equity Interests or other rights or instruments are then convertible, exchangeable or exercisable)(for the avoidance of doubt, in each case, after giving effect to the transactions contemplated by Section 7.06 and the Maple Parent Restructuring).

        "Fully Diluted DPSG Shares" means the sum of (a) all shares of DPSG Common Stock issued and outstanding immediately prior to the Effective Time and (b) the maximum number of shares of DPSG Common Stock issuable upon the conversion, exchange or exercise of any Equity Interests or other rights or instruments outstanding immediately prior to the Effective Time (whether or not such Equity Interests or other rights or instruments are then convertible, exchangeable or exercisable)(for the avoidance of doubt, in each case, after giving effect to the transactions contemplated by Section 7.05).

        "Hazardous Substances" means all hazardous, toxic, explosive or radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing material, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes that in relevant form or concentration are regulated pursuant to any Environmental Law.

        "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all capitalized lease obligations of such Person, (d) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, or (e) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the obligations or property of others.

        "Intellectual Property Rights" means all foreign, multinational and domestic intellectual property and industrial property rights of any kind or nature, including all (a) trademarks, service marks, brand names, trade names, corporate names, company names, business names, fictitious names, trade styles, logos, slogans, trade dress and all other source or business identifiers and all applications and registrations and renewals for, and goodwill associated with and symbolized by, any of the foregoing (collectively, "Trademarks"), (b) Internet domain names (including top level domain names and global top level domain names) and social media identifiers, addresses handles and tags, (c) patent disclosures, patent applications and patents and all registrations, continuations, continuations-in-part, divisionals, re-examinations, renewals, extensions and reissues and counterparts thereof (collectively, "Patents"), (d) trade secrets, confidential or proprietary information and know-how, including all inventions, improvements, processes, methods, techniques, protocols, formulae, recipes, compositions, models, layouts, designs, drawings, plans, specifications, methodologies and other proprietary or other confidential information (collectively, "Trade Secrets"), (e) works of authorship (whether or not copyrightable), copyrights and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof, including website content, product artwork, advertising, promotional and marketing materials, software, databases and database rights, and (f) rights of publicity and privacy.

        "Interim Period" means the period from the execution and delivery of this Agreement to the earlier of (a) the Effective Time and (b) the termination of this Agreement pursuant to Section 9.01.

        "Knowledge" means (a) with respect to DPSG, the actual knowledge of those persons set forth in Section 10.03 of the DPSG Disclosure Letter and (b) with respect to Maple Parent, the actual knowledge of those persons set forth in Section 10.03 of Maple Parent Disclosure Letter.

        "Legal Proceeding" means any action, lawsuit, litigation, arbitration, proceeding (including civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination, or investigation commenced, brought or conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

        "Liabilities" means any debt, duty, liability, obligation or commitment of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise and regardless of whether such debt, duty, liability, obligation or commitment is immediately due and payable).

        "Lien" means any lien, statutory lien, pledge, mortgage, deed of trust, security interest, charge, easement, right of way, covenant, claim, restriction right, option, right of first refusal, easement, servitude or encumbrance of any kind or nature.

        "Maple Credit Agreement" means, the Credit Agreement, dated as of March 3, 2016 among Maple, Maple Holdings Acquisition Corp., the lenders party thereto, the other financial institutions party thereto and JPMorgan Chase Bank, N.A., as the same may be amended from time to time.

        "Maple Parent Charter" means the certificate of incorporation of Maple Parent, as in effect as of the date of this Agreement.

        "Maple Parent Material Adverse Effect" means any effect, occurrence, change, state of facts, circumstance, event or development (each an "Effect") that has a material adverse effect on the financial condition, business or results of operations of Maple Parent and the Maple Parent Subsidiaries taken as a whole, provided, that none of the following, and no Effect resulting from or arising out of the following, in and of itself or themselves, shall constitute or be taken into account in determining whether there has been or would reasonably be expected to be a Maple Parent Material Adverse Effect: (a) changes in the economy, political conditions or financial credit or securities markets generally in the United States or other countries in which Maple Parent conducts material operations or sources material supplies or that are the result of acts of war or terrorism; (b) changes that are the result of factors generally affecting the industry in which Maple Parent and the Maple Parent Subsidiaries operate, including changes in raw material costs; (c) (i) changes in United States generally accepted accounting principles ("GAAP") or (ii) changes in applicable Law or changes in interpretations of applicable Law; (d) any failure by Maple Parent or the Maple Parent Subsidiaries to meet any internal or external projections, budgets, guidance, forecasts, estimates of revenues or earnings by Maple Parent or the Maple Parent Subsidiaries or analysts (e) entry into this Agreement, the public announcement or pendency of the Merger or the other Transactions (including, for the avoidance of doubt, (i) any loss of revenue or earnings and (ii) the impact thereof on the relationships, contractual or otherwise, of Maple Parent or any Maple Parent Subsidiary with employees, customers, suppliers or business partners, in each case to the extent resulting from such public announcement or pendency) (provided that this clause (e) shall not apply to Section 4.03(b)); (f) any fluctuations in the value of any currency; (g) any action taken by Maple Parent with DPSG's consent or contemplated expressly by this Agreement or any action not taken by Maple Parent to the extent such action is expressly prohibited by this Agreement without the prior consent of DPSG, Maple Parent has requested the consent of DPSG to take such action and DPSG has not consented to such action within five Business Days; (h) the existence, occurrence, or continuation of any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity; and (i) any matter disclosed in the Maple Parent Disclosure Letter, where the applicability of such disclosure as an exception to a particular provision of this Agreement is reasonably apparent; provided, further, that the exception in clause (d) shall not prevent or otherwise affect any Effect underlying such failure (to the extent not otherwise excluded from constituting or being taken into account in determining whether there has been or would reasonably be expected to be a Maple Parent Material Adverse Effect) from being taken into account in determining whether a Maple Parent Material Adverse Effect has occurred or is reasonably likely to occur; provided, further, that, with respect to clauses (b) and (c)(ii), Effects resulting from any such change that have had or would reasonably be expected to have a material disproportionate adverse effect on Maple Parent and the Maple Parent Subsidiaries compared to other companies operating in the United States in the industry in which Maple Parent and the Maple Parent Subsidiaries operate shall be considered for purposes of determining whether a Maple Parent Material Adverse Effect has occurred or is reasonably likely to occur (but only to the extent of such material disproportionate adverse effect).

        "Maple Parent Restructuring" means the consummation of the transactions contemplated by Section 7.15 of the Maple Parent Disclosure Letter.

        "Order" means any order, judgment, decision, decree, injunction, ruling, writ or assessment of any Governmental Entity (whether temporary, preliminary or permanent) that is binding on any Person or its property under applicable Law.

        "Permitted Liens" means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the consolidated financial statements of DPSG and any DPSG Subsidiaries, or Maple Parent and any Maple Parent Subsidiaries, as applicable, in accordance with GAAP; (b) mechanics, carriers', workmen's, warehouseman's, repairmen's, materialmen's or other Liens that are not yet due or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the consolidated financial statements of DPSG and any DPSG Subsidiaries, or Maple Parent and any Maple Parent Subsidiaries, as applicable, in accordance with GAAP; (c) Liens imposed by applicable Law (other than Tax Law) arising or incurred in the ordinary course of business for amounts that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the consolidated financial statements of DPSG and any DPSG Subsidiaries in accordance with GAAP; (d) pledges or deposits to secure obligations under workers' compensation Laws or similar legislation or to secure public or statutory obligations; (e) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business consistent with past practice; (f) minor defects, imperfections or irregularities in title, easements, charges, restrictions, encumbrances, covenants and rights of way (unrecorded and of record) and other similar restrictions, and zoning, building and other similar codes or restrictions, provided that, in each case and in the aggregate, such defects, imperfections or irregularities do not interfere with the present use or occupancy of the applicable property owned, leased, used or held for use by DPSG or any of the DPSG Subsidiaries, or Maple Parent or any of the

Maple Parent Subsidiaries, as applicable, and, in each case and in the aggregate, do not adversely affect in any material respect the current use of the applicable property owned, leased, used or held for use by DPSG or any DPSG Subsidiaries or Maple Parent or any Maple Parent Subsidiaries, as applicable; (g) statutory, common law or contractual liens of landlords arising or incurred in the ordinary course of business for amounts that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the consolidated financial statements of DPSG and any DPSG Subsidiaries in accordance with GAAP; (h) Liens that affect the underlying fee interest of the Leased Real Property, provided that, in each case and in the aggregate, such Liens do not interfere with the present use or occupancy of the applicable property owned, leased, used or held for use by DPSG or any of the DPSG Subsidiaries or Maple Parent or any of the Maple Parent Subsidiaries, as applicable; and (i) Liens described in Section 10.03 of the DPSG Disclosure Letter or the Maple Parent Disclosure Letter, as applicable.

        "Person" means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

        "Regulatory Agency" means (a) the SEC, (b) any state or other federal regulatory authority and (c) any foreign regulatory authority.

        "Representative" means, with respect to any Person, such Person's and each of its respective Subsidiaries' and controlled Affiliates' directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.

        "Required Foreign Regulatory Approvals" means those sanctions, rulings, Consents, exemptions, early terminations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities, which are required in order to consummate the Transactions, including those set forth in Section 10.03(a) of the Maple Parent Disclosure Letter.

        "Required Information" means: (a) the financial statements for DPSG necessary to satisfy the condition set forth in paragraph 3 of Annex D to the Debt Commitment Letter (or the analogous provision in any amendment, modification, supplement, restatement or replacement thereof permitted or required hereunder) and otherwise comply with all applicable requirements of Regulation S-X (together with the comparable interim period in the prior fiscal year for any interim financial information provided thereunder); (b) such information regarding DPSG as is reasonably available to DPSG and requested by Maple Parent in connection with Maple Parent's preparation of pro forma financial statements necessary to satisfy the condition set forth in paragraph 3 of Annex D to the Debt Commitment Letter (or the analogous provision in any amendment, modification, supplement, restatement or replacement thereof permitted or required hereunder); (c) such other financial data and other information regarding DPSG and its Subsidiaries of the form and type required to be included in a registration statement on Form S-1 pursuant to Regulation S-X and Regulation S-K under the Securities Act for a registered public offering of debt securities or to the extent that such information is customarily included in a preliminary offering memorandum or preliminary private placement memorandum suitable for use in a Rule 144A offering involving debt securities, and such other customary financial information regarding DPSG and the DPSG Subsidiaries reasonably required by the Financing Sources for the marketing of the offering to enable Maple Parent to calculate pro forma Adjusted EBITDA for DPSG and the DPSG Subsidiaries and related leverage ratios as of and for the twelve months ended as of the latest balance sheet date included in such memorandum.

        "SEC" means the United States Securities and Exchange Commission.

        "Solvency Opinion" means an opinion from the Solvency Advisor, substantially to the effect that, subject to the limitations and assumptions therein, as of the date of the delivery of such opinion, immediately prior to the declaration of, and immediately following and after taking into account the consummation of the Financing and the payment of, the Special Dividend, DPSG is Solvent.

        "Tax" means any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

        "Tax Return" means any return, filing, report, questionnaire, information statement or other document (including elections, declarations, disclosures, schedules, estimates and information returns) relating to Taxes, including any amendments that may be filed, for any taxable period with any taxing authority (whether or not a payment is required to be made with respect to such filing).

        "Transactions" means, collectively, the Merger and the other transactions contemplated by this Agreement.

        Section 10.04    Interpretation; Construction.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only, do not constitute part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "hereto," "hereby," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "date hereof" when used in this Agreement shall refer to the date of this Agreement. The word "will" shall be construed to have the same meaning as "shall". The words "made available to DPSG" and words of similar import refer to documents and other information posted to the Intralinks virtual data room by or on behalf of Maple Parent or delivered in person or electronically to DPSG or its Representatives. The words "made available to Maple Parent" and words of similar import refer to documents and other information posted to the Merrill Datasite virtual data room by or on behalf of DPSG or delivered in person or electronically to Maple Parent or its Representatives. Unless the context requires otherwise, the word "material" shall be construed in light of DPSG and the DPSG Subsidiaries, taken as a whole, or Maple Parent and the Maple Parent Subsidiaries, taken as a whole, as the case may be. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if." The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to "dollars" and "$" will be deemed references to the lawful money of the United States of America. No provision of this Agreement will be interpreted in favor of, or against, any of the parties to this Agreement by reason of the extent to which any such party or its legal counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement, and no rule of strict construction will be applied against any party hereto. The Maple Parent Disclosure Letter and the DPSG Disclosure Letter set forth items of disclosure with specific reference to the particular Section or subsection of this Agreement to which the information in the Maple Parent Disclosure Letter or DPSG Disclosure Letter, as the case may be, relates; provided that any fact or item that is disclosed in any section of the Maple Parent Disclosure Letter or the DPSG Disclosure Letter so as to make its relevance (a) to other representations made elsewhere in the Agreement, (b) to the information called for by other sections of the Maple Parent Disclosure Letter or the DPSG Disclosure Letter or (c) to the annexes or exhibits to this Agreement reasonably apparent shall be deemed to qualify such representations or to be disclosed in such other sections of the Maple Parent Disclosure Letter, the DPSG Disclosure Letter or the annexes or exhibits to this Agreement, as the case may be, notwithstanding the omission of any appropriate cross-reference thereto; provided, further that, notwithstanding anything in this Agreement to the contrary, the inclusion of an item in either such disclosure schedule as an exception to a representation or warranty will not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Maple Parent Material Adverse Effect or a DPSG Material Adverse Effect, as the case may be. The exception for disclosures in the DPSG SEC Reports shall only apply to such disclosures in the DPSG SEC Reports that are reasonably specific as to their subject matter and reasonably apparent on their face to be applicable to one or more representations and warranties set forth herein (and then only to such representations and warranties). Except where the context otherwise requires, references to the "other party" or "either party" will be deemed to refer to Maple Parent, on the one hand, and DPSG and Merger Sub, collectively, on the other hand. All electronic communications from a Person shall be deemed to be "written" for purposes of this Agreement.

        Section 10.05    Severability.     Any term or provision of this Agreement that is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other Governmental Entity declares that any term or provision of this Agreement is invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the fullest extent possible.

        Section 10.06    Counterparts.     This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication, facsimile or otherwise) to the other parties.

        Section 10.07    Entire Agreement.     This Agreement (including any exhibits hereto), the DPSG Disclosure Letter, the Maple Parent Disclosure Letter and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NONE OF MAPLE PARENT, MERGER SUB NOR DPSG MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ANY OTHER PARTY OR ANY OF SUCH PARTY'S REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

        Section 10.08    No Third Party Beneficiaries.     Except as provided in Section 7.09 (Indemnification Insurance) and in Section 7.08(c) (Debt Matters—Indemnification), Maple Parent and DPSG hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided, however, that the Financing Sources are hereby made express third-party beneficiaries of Section 9.03, this Section 10.08, Section 10.10(b), Section 10.10(c), Section 10.11 and Section 10.14(b) . The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 9.04 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the Knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        Section 10.09    Obligations of Maple Parent and of DPSG.     Whenever this Agreement requires Merger Sub or another Subsidiary of DPSG to take any action, such requirement shall be deemed to include an undertaking on the part of DPSG to cause such Subsidiary to take such action and after the Effective Time, DPSG shall be liable for any failure of such Person. Whenever this Agreement requires any Subsidiary of Maple Parent to take any action, such requirement shall be deemed to include an undertaking on the part of the Maple Parent to cause such Subsidiary to take such action and, after the Effective Time, on the part of DPSG to cause such Subsidiary to take such action.

        Section 10.10    Governing Law and Venue; Waiver of Jury Trial.

          (a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION. Each of the parties hereby irrevocably and unconditionally consents and submits, for itself and with respect to its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the appropriate respective appellate courts therefrom (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware and the appropriate respective appellate courts therefrom) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the Transactions, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject to jurisdiction thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Court of Chancery of the State of Delaware (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware). The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.02 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

          (b)   Without limiting the foregoing, each of the parties agrees that it will not bring or support any action, cause of action, claim, cross-claim, or third-party claim of any kind or description (whether at law, in equity, in contract, in tort or otherwise), against any Financing Source in any way relating to this Agreement or any of the Transactions, including any dispute arising out of or relating in any way to any financing commitment or the Equity Financing or the Debt Financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, Borough of Manhattan or, if under applicable Law, exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York in the County of New York (and appellate courts thereof)

          (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR TO THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF (INCLUDING WITHOUT LIMITATION, IN CONNECTION WITH THE DEBT FINANCING CONTEMPLATED BY THE DEBT COMMITMENT LETTER). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.10.

        Section 10.11    Assignment.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that, notwithstanding the foregoing, Maple Parent (and, following the Closing, the Surviving Corporation) may, without the consent of any party hereto, assign, in whole or in part, its rights under this Agreement to any of the Financing Sources as collateral security. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

        Section 10.12    Specific Performance.     The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor and therefore fully intend for specific performance to be an available remedy for breaches of this Agreement. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 9.01, the parties shall be entitled to an Injunction or Injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 10.10(a), without proof of actual damages, this being in addition to any other remedy to which they are entitled at Law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to object to a remedy of specific performance on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Each party further acknowledges and agrees that the agreements contained in this Section 10.12 are an integral part of the Merger and the other Transactions and that, without these agreements, it and the other parties would not enter into this Agreement. Each party further agrees that no other party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.12, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        Section 10.13    Publicity.     The parties agree that the initial press release to be issued with respect to the Merger and the other Transactions shall be a joint press release to be reasonably agreed upon by Maple Parent and DPSG. Except (a) with respect to any Change of Recommendation made in accordance with the terms of this Agreement and (b) with respect to disclosures that are consistent with prior disclosures made in compliance with this Section 10.13 or any communications plan or strategy previously agreed on by the parties, Maple Parent and DPSG shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger or the other Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

        Section 10.14    Non-Recourse.

          (a)   No past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, representative or affiliate of any party hereto or of any of their respective Affiliates (unless such Affiliate is expressly a party to this Agreement) shall have any liability (whether in contract or in tort) for any obligations or liabilities of such party arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the Transactions; provided, however, that nothing in this Section 10.14 shall limit any liability of the parties to this Agreement for breaches of the terms and conditions of this Agreement.

          (b)   Notwithstanding anything to the contrary contained herein, DPSG agrees on behalf of itself and the DPSG Subsidiaries and its Affiliates that (i) prior to the Effective Time, none of the Financing Sources shall have any liability or obligation to DPSG, the DPSG Subsidiaries or any of their respective Affiliates relating to this Agreement, the Debt Commitment Letter, the Debt Financing, any alternate debt financing or any of the transactions contemplated herein and (ii) prior to the Effective Time, it will not (A) seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Financing Source in connection with this Agreement or (B) seek to directly enforce the commitments against, make any claims for breach of the Debt Commitment Letter against, or seek to recover monetary damages from, or otherwise sue, any Financing Source for any reason in connection therewith. DPSG, each DPSG Subsidiary and its Affiliates hereby waive any and all claims and causes of action (whether at law, in equity, in contract, in tort or otherwise) against the Financing Sources that may be based upon, arise out of or relate to this Agreement, the Debt Commitment Letter or the transactions contemplated hereby or thereby. This Section 10.14(b) is intended to benefit and may be enforced by the Financing Sources and shall be binding on all successors and assigns of DPSG. Notwithstanding the foregoing, nothing in this Section 10.14(b) shall limit the liability or obligations of the Financing Sources under the Debt Commitment Letter or the documents governing any existing credit facilities provided by any Financing Source to Maple Parent or to DPSG or any DPSG Subsidiary after the Effective Time.

        Section 10.15    Fees and Expenses.     Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement, the Merger and the other Transactions will be paid by the party incurring such costs and expenses.

[Remainder of page left intentionally blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MAPLE PARENT HOLDINGS CORP.
By:	/s/ ROBERT J. GAMGORT
	Name:	Robert J. Gamgort
	Title:	Chief Executive Officer
DR PEPPER SNAPPLE GROUP, INC.
By:	/s/ LARRY D. YOUNG
	Name:	Larry D. Young
	Title:	President and Chief Executive Officer
SALT MERGER SUB, INC.
By:	/s/ LARRY D. YOUNG
	Name:	Larry D. Young
	Title:	President

[Signature Page to Agreement and Plan of Merger]

Exhibit A
CROSS-REFERENCE TABLE

Defined Terms	Section Number
A&R Maple Parent Charter	2.01
Acquisition Event	8.5(b)(i)(B)
Acquisition Proposal	6.04(b)
Adjusted Maple Parent RSU	7.06
Advisor	4.18
Affiliate	10.03
Agreement	Preamble
Alternative Acquisition Agreement	6.04(c)(ii)
Alternative Financing	7.08(f)
Antitrust Clearances	7.03(a)
Antitrust Laws	4.04
Board Actions	Recitals
Business Day	10.03
Certificate of Merger	1.03
Change in Law Opinion	8.02(c)
Change of Recommendation	6.04(c)(i)
Claim	7.09(b)
Closing	1.02
Closing Date	1.02
Code	Recitals
Collective Bargaining Agreement	4.10(j)
Confidential DPSG IP	5.19(c)
Confidential Maple Parent IP	4.15(c)
Confidentiality Agreement	7.02(b)
Continuing Director Resignation	7.12
Continuing Directors	7.12
Continuing Employee	7.07(a)
Contract	86
Credit Suisse	5.20
D&O Insurance	7.09(c)
Debt Commitment Letter	4.16(a)
Debt Financing	4.16
Debt Securities	7.08(a)
DGCL	Recitals
Dividend Record Time	7.13(c)
Dividend Stockholders	7.13(c)
DPSG	Preamble
DPSG Benefit Plan	5.12(a)
DPSG Board	5.03(a)
DPSG By-laws	10.03
DPSG Capital Stock	5.02(a)(i)
DPSG Charter	10.03
DPSG Charter Amendment	2.01
DPSG Common Stock	5.02(a)(i)
DPSG Credit Facilities	10.03
DPSG Disclosure Letter	Article V
DPSG Equity Awards	5.02(a)(i)

Defined Terms	Section Number
DPSG Existing Notes	10.03
DPSG Food Products	5.14(d)
DPSG Foreign Benefit Plan	5.12(i)
DPSG IP Rights	5.19(a)
DPSG Leased Real Property	5.16
DPSG Material Adverse Effect	10.03
DPSG Material Contract	5.07(a)
DPSG Owned IP	5.19(a)
DPSG Owned Real Property	5.16
DPSG Payoff Amount	7.08(h)
DPSG Payoff Letter	7.08(h)
DPSG Preferred Stock	5.02(a)(i)
DPSG Product	5.14(c)
DPSG PSUs	5.02(a)(i)
DPSG Recommendation	Recitals
DPSG RSUs	5.02(a)(i)
DPSG SEC Reports	5.05
DPSG Statement Date	5.06(a)
DPSG Stock Issuance	Recitals
DPSG Stock Options	5.02(a)(i)
DPSG Stock Plans	10.03
DPSG Stockholders Approval	5.03(a)
DPSG Stockholders Meeting	5.03(a)
DPSG Subsidiary	4.03(b)
DPSG Voting Debt	5.02(d)
EBITDA	10.03
Effect	10.03
Effective Time	1.03
End Date	9.01(d)
Enforceability Limitations	4.03(a)
Environmental Law	10.03
Equity Commitment Letter	4.16(a)
Equity Financing	4.16(a)
Equity Interests	10.03
ERISA	10.03
Exchange Act	4.14
Exchange Ratio	3.01(b)
FDA	4.11(d)
Financial Statements	4.05(b)
Financing	4.16(a)
Financing Commitments	4.16(a)
Financing Sources	10.03
Forfeitures and Cashless Settlements	10.03
Fraud and Bribery Laws	4.11(g)
Fully Diluted DPSG Shares	10.03
Fully Diluted Maple Parent Shares	10.03
GAAP	10.03
Governmental Entity	4.04
Hazardous Materials	10.03
HSR Act	4.04

Defined Terms	Section Number
Indebtedness	10.03
Indemnified Parties	7.09(a)
Indenture	7.08(i)
Injunction	4.03(b)
Intellectual Property Rights	10.03
Intended Tax Treatment	Recitals
Interim Period	10.03
Intervening Event	6.04(b)
JAB	5.20
KGM	4.05(a)
KGM Financial Statements	4.05(a)
Knowledge	10.03
Law	4.11(a)
Laws	4.11(a)
Legal Proceeding	10.03
Liabilities	10.03
Lien	10.03
Maple	4.02(c)
Maple Common Stock	4.02(c)
Maple Credit Agreement	10.03
Maple Parent	Preamble
Maple Parent Benefit Plan	4.10(a)
Maple Parent By-laws	2.02
Maple Parent Charter	10.03
Maple Parent Class A Shares	3.01(b)
Maple Parent Class B Shares	3.01(b)
Maple Parent Disclosure Letter	Article IV
Maple Parent Dividend	7.13(b)
Maple Parent Dividend Resolutions	7.13(b)
Maple Parent Financial Statements	4.05(a)
Maple Parent Financing Certificate	7.13(c)
Maple Parent Food Products	4.11(d)
Maple Parent Foreign Benefit Plan	4.10(i)
Maple Parent IP Rights	4.15(a)
Maple Parent Leased Real Property	4.13
Maple Parent Material Adverse Effect	10.03
Maple Parent Material Contract	4.06(a)
Maple Parent Owned IP	4.15(a)
Maple Parent Owned Real Property	4.13
Maple Parent Payoff Amount	7.08(j)
Maple Parent Payoff Letter	7.08(j)
Maple Parent Product	4.11(c)
Maple Parent Restructuring	10.03
Maple Parent RSU	7.06
Maple Parent Shares	3.01(b)
Maple Parent Stockholder Consent	Recitals
Maple Parent Subsidiary	4.03(b)
Maple RSU	7.06
Maple Statement Date	4.05(a)
Measurement Time	5.02(a)(i)

Defined Terms	Section Number
Merger	1.01
Merger Consideration	3.01(b)
Merger Sub	Preamble
Merger Sub Stockholder Consent	Recitals
Mondelēz	5.20
Notice Period	6.04(c)(ii)
NYSE	4.04
Order	10.03
Patents	10.03
Paying Agent	7.13(d)
PCBs	10.03
Permits	4.12(a)
Permitted Liens	10.03
Person	10.03
Proxy Statement	4.04
Redemption	7.08(i)
Regulatory Agency	10.03
Replacement 2018 Incentive Compensation Plans	7.07(a)
Representative	10.03
Representatives	6.04(b)
Required Amount	4.16(b)
Required Foreign Regulatory Approvals	10.03
Required Information	10.03
Sarbanes-Oxley Act	5.05
SEC	10.03
Securities Act	4.14
Solvency Advisor	5.21
Solvency Opinion	10.03
Special Dividend	7.13(c)
Special Dividend Per Share Amount	7.13(c)
Subsidiary	4.03(b)
Superior Proposal	6.04(b)
Surviving Corporation	1.01
Takeover Statute	5.18
Tax	10.03
Tax Return	10.03
Tax-Free Opinion	8.02(c)
Termination Fee	9.02(b)(iii)
Trade Secrets	10.03
Trademarks	10.03
Transactions	10.03
Transfer Agent	3.02(a)
Willful Breach	9.02(a)

EXHIBIT B TO ANNEX A

FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MAPLE PARENT HOLDINGS CORP.

        FIRST:    The name of the Corporation is Maple Parent Holdings Corp.

        SECOND:    The address of the registered office of the Corporation in the State of Delaware is: Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, DE 19801, County of New Castle. The name of its registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as from time to time amended.

        FOURTH:    The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000, all of which shares shall be Common Stock having a par value of $0.01 per share.

        FIFTH:    A director of the Corporation shall not be personally liable either to the Corporation or to any stockholder for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, or (ii) for acts or omissions which are not in good faith or which involve intentional misconduct or knowing violation of the law, or (iii) for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto or (iv) for any transaction from which the director shall have derived an improper personal benefit. Neither amendment nor repeal of this Article Fifth nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Fifth shall eliminate or reduce the effect of this Article Fifth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Fifth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

        SIXTH:    In addition to the powers and authority herein before or by statute expressly conferred upon them, the Board of Directors of the Corporation is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Incorporation and the by-laws of the Corporation.

EXHIBIT C TO ANNEX A

[Form of DPSG Charter Amendment]

See Annex D to the Proxy Statement

 EXHIBIT D TO ANNEX A

[Form of Investor Rights Agreement]

See Annex C to the Proxy Statement

EXHIBIT E-1 TO ANNEX A

MAPLE PARENT HOLDINGS CORP.
FORM OF TAX REPRESENTATION LETTER

January 29, 2018

McDermott Will & Emery LLP
500 North Capitol Street, N.W.
Washington, D.C. 20001

Ladies and Gentlemen:

        In connection with the opinion (the "Tax Opinion") to be delivered by McDermott Will & Emery LLP, an Illinois limited liability partnership ("McDermott"), pursuant to Section 8.02(c) of the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 29, 2018 among Dr Pepper Snapple Group, Inc., a Delaware corporation ("DPSG"), Salt Merger Sub, a Delaware corporation ("Merger Sub"), and Maple Parent Holdings Corp., a Delaware corporation ("Maple Parent"), the undersigned, an officer of Maple Parent, is making representations in this letter on behalf of Maple Parent. Pursuant to the Merger Agreement,(1) Merger Sub will merge with and into Maple Parent with Maple Parent surviving as a wholly-owned direct subsidiary of DPSG (the "Merger"). Recognizing that (i) McDermott will rely on the following representations in delivering the Tax Opinion and (ii) the Tax Opinion may not accurately describe the consequences of the Merger if any of the following representations are not accurate in all respects as of the Closing, Maple Parent hereby represents and certifies after due inquiry and investigation that (1) to the extent the following representations relate to Maple Parent, such representations are true, correct and complete in all respects as of the date hereof and will continue to be true, correct and complete in all respects at all times up to and including the Effective Time, and (2) to the extent the following representations relate to DPSG and Merger Sub, Maple Parent believes such representations are true, correct and complete in all respects as of the date hereof and will continue to be true, correct and complete in all respects at all times up to and including the Effective Time:

  1.
  Determination of the consideration to be issued in the Merger to the shareholders of Maple Parent was the result of an arm's-length negotiation between the managements of DPSG and Maple Parent. The fair market value of the DPSG Common Stock to be received by each shareholder of Maple Parent will be approximately equal to the fair market value of the outstanding common stock of Maple Parent ("Maple Parent Common Stock") surrendered by such shareholder in the Merger.

  2.
  In connection with the Merger, no Maple Parent Common Stock will be acquired by DPSG, any Person related to DPSG (within the meaning of Treasury Regulations Section 1.368-1(e)(4)) (a "DPSG Related Person") or any Person acting as agent or intermediary for any of them for any consideration other than DPSG Common Stock and, where applicable, cash in lieu of fractional share interests.

  3.
  In the Merger, all of the shares of Maple Parent Common Stock will be exchanged solely for DPSG Common Stock. At the time of the Merger, Maple Parent will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire stock in Maple Parent, or, following the Merger, stock in DPSG that, if exercised or converted, would affect DPSG's acquisition or retention of 100% ownership of

(1)
References to the Merger Agreement contained in this "Tax Representation Letter" include, unless the context otherwise requires, each document attached thereto as an exhibit or annex. All capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Merger Agreement.

E-1-1

    Maple Parent. Further, no liabilities of Maple Parent or of the holders of Maple Parent Common Stock immediately prior to the Merger (the "Maple Parent Shareholders") will be assumed by DPSG, nor, to the best knowledge of the management of Maple Parent, will any Maple Parent Common Stock be subject to any liabilities.

  4.
  Following the Merger, DPSG will cause Maple Parent to hold within the meaning of Treasury Regulations Section 1.368-2(j)(3)(iii) at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets held immediately prior to the Merger (in each case, for the avoidance of doubt, without regard to cash of Maple Parent acquired pursuant to the Maple Parent Restructuring that is distributed in transfers described in Treasury Regulations Section 1.368-2(k)) and at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, of Merger Sub held immediately prior to the Merger. For purposes of this representation, amounts paid by Maple Parent or Merger Sub to the Maple Parent Shareholders who receive cash or other property, amounts used by Maple Parent or Merger Sub to pay reorganization expenses and all redemptions and distributions (except for regular, normal dividends to the Maple Parent Shareholders) made by Maple Parent will be included as assets of Maple Parent or Merger Sub, respectively, immediately prior to the Merger.

  5.
  Following the Merger, DPSG will continue, or cause to be continued, Maple Parent's historic business or use, or cause to be used, a significant portion of Maple Parent's historic business assets in a business either directly or through one or more members of DPSG's qualified group (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)) or one or more partnerships in which DPSG and members of its qualified group own an aggregate interest representing a significant interest in such business or have active and substantial management functions as partners in such business (each within the meaning of Treasury Regulations Section 1.368-1(d)(4)(iii)(B)).

  6.
  DPSG has no plan or intention to (a) cause Maple Parent (i) to liquidate, (ii) to merge with or into another corporation (or to convert Maple Parent into a "disregarded entity" within the meaning of Treasury Regulations Section 301.7701-3) after the Effective Time or (iii) to sell, distribute or otherwise dispose of any of its assets or the assets of Merger Sub (other than dispositions made in the ordinary course of business or described in Section 368(a)(2)(C) or Treasury Regulations Section 1.368-2(k)); or (b) sell or otherwise dispose of the stock of Maple Parent (or cause such sale or disposition), provided that, in the case of any disposition described in Section 368(a)(2)(C) or Treasury Regulations Section 1.368-2(k), the foregoing representations in this Representation #6 shall apply to any transferee that is a member of DPSG's qualified group (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)).

  7.
  Except pursuant to share repurchases that are made on the open market, through a broker at the then-prevailing market price pursuant to a stock repurchase program described in Revenue Ruling 99-58, 1999-2 C.B. 701, there is no plan or intention in connection with the Merger, for DPSG, any DPSG Related Person or any Person acting as agent or intermediary for any of them to purchase, exchange, redeem or otherwise acquire (directly or indirectly and including by derivative transactions such as an equity swap which would have the economic effect of a transfer of ownership) any DPSG Common Stock issued to holders of Maple Parent Common Stock in the Merger, including, for example, in transactions that would reduce the ownership of the Maple Parent Shareholders of DPSG Common Stock issued in the Merger to a number of shares having an aggregate fair market value, as of the Effective Time, of less than 40% of the total fair market value of all of the shares of Maple Parent Common Stock immediately prior to the Effective Time.

E-1-2

  8.
  Except as otherwise provided in the Merger Agreement or any agreement or document described therein (collectively, the "Transaction Documents"), each of Maple Parent and, to the best knowledge of the management of Maple Parent, the Maple Parent Shareholders, DPSG, DPSG's shareholders and Merger Sub will pay its respective expenses, if any, incurred in connection with the Merger. All expenses of the Maple Parent Shareholders, determined as of immediately before the Merger, that are paid by DPSG, if any, will be "solely and directly related" (within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187) to the Merger.

  9.
  Neither DPSG nor Merger Sub is an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code or under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  10.
  At the Effective Time of the Merger, DPSG will own all of the issued and outstanding stock Merger Sub. Prior to the Merger, Merger Sub will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire stock in Merger Sub, or, following the Merger, stock in Maple Parent that, if exercised or converted, would affect DPSG's acquisition or retention of 100% ownership of Maple Parent. Merger Sub was formed by DPSG solely for the purpose of engaging in the Merger and has not, since its formation, owned any assets, other than assets with nominal value, incurred any indebtedness for money borrowed, issued stock or any other equity to any Person other than DPSG, or engaged in any trade or business activities or operations (other than entering into the Merger Agreement or executing any Transaction Document).

  11.
  DPSG has no plan or intention to cause or permit Maple Parent to alter the terms of the Maple Parent Common Stock, to issue additional shares of Maple Parent stock or to grant any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire stock of Maple Parent that, if exercised or converted, would result in DPSG not having 100% ownership of Maple Parent.

  12.
  There is no intercorporate indebtedness existing between DPSG and Maple Parent or between Merger Sub and Maple Parent.

  13.
  Merger Sub will have no liabilities assumed by Maple Parent, and will not transfer to Maple Parent any assets subject to liabilities, in the Merger.

  14.
  None of the compensation to be received by any shareholder-employee of Maple Parent will be separate consideration for, or allocable to, any of such Person's shares of Maple Parent Common Stock; none of the shares of DPSG Common Stock to be received by any shareholder-employee of Maple Parent in the Merger will be separate consideration for, or allocable to, any past or future services; and the compensation to be paid to any shareholder-employee after the Merger will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

  15.
  The Merger is being effected for bona fide business reasons, as described in the Form 8-K, Current Report, of DPSG filed on January 29, 2018 (with the Transaction Documents, collectively, the "Project Sea Salt Documents").

  16.
  The information relating to the Merger and all related transactions (including, but not limited to, all representations, warranties, covenants and undertakings) set forth in the Project Sea Salt Documents, insofar as such information relates to Maple Parent or the plans or intentions of Maple Parent set forth in the Project Sea Salt Documents are true, correct and complete in all material respects.

  17.
  The Transaction Documents (including all exhibits and attachments thereto) represent the full and complete agreement between DPSG, Merger Sub, and Maple Parent regarding the

E-1-3

    Merger, and there are no other written or oral agreements regarding the Merger between Maple Parent, on the one hand, and DPSG and/or Merger Sub, on the other. The Merger will be consummated pursuant to the terms of the Merger Agreement, and none of the material terms and conditions thereof has been or will be waived or modified.

  18.
  The payment of cash in lieu of fractional shares of DPSG Common Stock in the Merger is solely for the purpose of avoiding the expense and inconvenience to DPSG of issuing fractional shares, if any, and does not represent separately bargained-for consideration, and the total cash consideration that will be paid to the shareholders of Maple Parent in lieu of fractional shares of DPSG Common Stock will represent less than 1 percent of the total value of the consideration to be issued in the Merger to the Maple Parent Shareholders. The fractional share interests of each Maple Parent Shareholder will be aggregated, and no Maple Parent Shareholder will receive cash in an amount equal to or greater than the value of one full share of DPSG Common Stock.

  19.
  DPSG Common Stock entitles the holder to vote for the election and the removal of the board of directors of DPSG.

  20.
  Following the Merger, DPSG will comply, and will cause Maple Parent to comply, with the record-keeping and information filing requirements of Treasury Regulations Sections 1.351-3 and 1.368-3.

  21.
  DPSG will not take any position on any federal, state or local income or franchise Tax Return, or take any other tax reporting position, that is inconsistent with the treatment of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code and an exchange described in Section 351(a) of the Code.

  22.
  None of the stock of Maple Parent to be transferred in connection with the Merger is "section 306 stock" within the meaning of section 306(c).

  23.
  The Maple Parent Shareholders will not retain any rights in the Maple Parent Common Stock transferred to Sea Salt pursuant to the Merger.

  24.
  There will be no indebtedness created in favor of the Maple Parent Shareholders as a result of the Merger.

  25.
  There is no plan or intention on the part of DPSG to redeem or otherwise reacquire any DPSG stock issued to the Maple Parent Shareholders pursuant with the Merger.

  26.
  The transfer of the property to DPSG in the Merger will occur pursuant to a plan agreed upon before the Merger in which the rights of the parties are defined.

  27.
  Taking into account any issuance of additional DPSG stock; any issuance of DPSG stock for services; the exercise of any stock rights, warrants, or subscriptions; and the sale, exchange, transfer by gift, or other disposition of any of the stock in DPSG received in the Merger, the Maple Parent Shareholders will be in "control" of DPSG within the meaning of section 368(c) immediately after the Merger.

  28.
  DPSG will not be an investment company within the meaning of section 351(e)(1) and Treasury Regulations Section 1.351-1(c)(1)(ii). Specifically, at the time of the Merger, DPSG will not be regulated investment company, a real estate investment trust, or a corporation more than 80 percent of the assets of which are stock or securities held for investment or are interests in regulated investment companies or real estate investment trusts.

  29.
  The aggregate fair market value of the Maple Parent Common Stock that will be transferred by the Maple Parent Shareholders to DPSG will equal or exceed the aggregate adjusted basis of such stock immediately after the Merger.

E-1-4

  30.
  The total fair market value of the Maple Parent Common Stock that will be transferred by the Maple Parent Shareholders to DPSG pursuant to the Merger will exceed zero. The fair market value of the assets of DPSG will exceed the amount of its liabilities immediately after the Merger.

  31.
  At the time of the Merger, no Maple Parent Shareholder will be under the jurisdiction of a court in a title 11 or similar case (within the meaning of section 368(a)(3)(A)), and the stock or securities received in the exchange will not be used to satisfy indebtedness of any Maple Parent Shareholder.

  32.
  At the time of the Merger, DPSG will not be a "personal service corporation" within the meaning of section 269A.

  33.
  The Merger is not the result of the solicitation by a promoter, broker or investment house.

  34.
  No stock of DPSG or of Merger Sub will be placed in escrow or issued under a contingent stock arrangement.

  35.
  To the best knowledge of Maple Parent, no Maple Parent Shareholder will own any stock of DPSG at the time the Special Dividend is declared and, consequently, no portion of the Special Dividend will be paid to any Maple Parent Shareholder.

  36.
  The individual executing this letter is authorized to make all of the representations set forth herein on behalf of Maple Parent.

We understand that McDermott will rely, without further inquiry, on this representation letter in rendering its opinion as to certain U.S. federal income tax consequences of the Merger. We will promptly and timely inform you if, after signing this representation letter, we have reason to believe that any of the facts described herein or any of the representations made in this representation letter are or have become untrue, incorrect or incomplete in any respect.

Maple Parent Holdings Corp.
By:
Name:
Title:

E-1-5

EXHIBIT E-2 TO ANNEX A

DR PEPPER SNAPPLE GROUP, INC. AND SALT MERGER SUB, INC.
FORM OF TAX REPRESENTATION LETTER

January 29, 2018

McDermott Will & Emery LLP
500 North Capitol Street, N.W.
Washington, D.C. 20001
Ladies and Gentlemen:

        In connection with the opinion (the "Tax Opinion") to be delivered by McDermott Will & Emery LLP, an Illinois limited liability partnership ("McDermott"), pursuant to Section 8.02(c) of the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 29, 2018 among Dr Pepper Snapple Group, Inc., a Delaware corporation ("DPSG"), Salt Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and Maple Parent Holdings Corp., a Delaware corporation ("Maple Parent"), the undersigned, officers of DPSG and Merger Sub, respectively, are making representations in this letter on behalf of DPSG and Merger Sub, respectively. Pursuant to the Merger Agreement,(1) Merger Sub will merge with and into Maple Parent with Maple Parent surviving as a wholly-owned direct subsidiary of DPSG (the "Merger"). Recognizing that (i) McDermott will rely on the following representations in delivering the Tax Opinion and (ii) the Tax Opinion may not accurately describe the consequences of the Merger if any of the following representations are not accurate in all respects as of the Closing, DPSG and Merger Sub hereby represent and certify after due inquiry and investigation that (1) to the extent the following representations relate to DPSG and Merger Sub, such representations are true, correct and complete in all respects as of the date hereof and will continue to be true, correct and complete in all respects at all times up to and including the Effective Time, and (2) to the extent the following representations relate to Maple Parent, DPSG and Merger Sub each believes such representations are true, correct and complete in all respects as of the date hereof and will continue to be true, correct and complete in all respects at all times up to and including the Effective Time:

  1.
  Determination of the consideration to be issued in the Merger to the shareholders of Maple Parent was the result of an arm's-length negotiation between the managements of DPSG and Maple Parent. The fair market value of the DPSG Common Stock to be received by each shareholder of Maple Parent will be approximately equal to the fair market value of the outstanding common stock of Maple Parent ("Maple Parent Common Stock") surrendered by such shareholder in the Merger.

  2.
  In connection with the Merger, no Maple Parent Common Stock will be acquired by DPSG, any Person related to DPSG (within the meaning of Treasury Regulations Section 1.368-1(e)(4)) (an "DPSG Related Person") or any Person acting as agent or intermediary for any of them for any consideration other than DPSG Common Stock and, where applicable, cash in lieu of fractional share interests.

  3.
  In the Merger, all of the shares of Maple Parent Common Stock will be exchanged solely for DPSG Common Stock. At the time of the Merger, Maple Parent will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire stock in Maple Parent, or, following the Merger, stock in DPSG that, if

(1)
References to the Merger Agreement contained in this "Tax Representation Letter" include, unless the context otherwise requires, each document attached thereto as an exhibit or annex. All capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Merger Agreement.

E-2-1

    exercised or converted, would affect DPSG's acquisition or retention of 100% ownership of Maple Parent. Further, no liabilities of Maple Parent or of the holders of Maple Parent Common Stock immediately prior to the Merger (the "Maple Parent Shareholders") will be assumed by DPSG, nor, to the best knowledge of the management of DPSG and Merger Sub, will any Maple Parent Common Stock be subject to any liabilities.

  4.
  Following the Merger, DPSG will cause Maple Parent to hold within the meaning of Treasury Regulations Section 1.368-2(j)(3)(iii) at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets held immediately prior to the Merger (in each case, for the avoidance of doubt, without regard to cash of Maple Parent acquired pursuant to the Maple Parent Restructuring that is distributed in transfers described in Treasury Regulations Section 1.368-2(k)) and at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, of Merger Sub held immediately prior to the Merger. For purposes of this representation, amounts paid by Maple Parent or Merger Sub to the Maple Parent Shareholders who receive cash or other property, amounts used by Maple Parent or Merger Sub to pay reorganization expenses and all redemptions and distributions (except for regular, normal dividends to the Maple Parent Shareholders) made by Maple Parent will be included as assets of Maple Parent or Merger Sub, respectively, immediately prior to the Merger.

  5.
  Following the Merger, DPSG will continue, or cause to be continued, Maple Parent's historic business or use, or cause to be used, a significant portion of Maple Parent's historic business assets in a business either directly or through one or more members of DPSG's qualified group (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)) or one or more partnerships in which DPSG and members of its qualified group own an aggregate interest representing a significant interest in such business or have active and substantial management functions as partners in such business (each within the meaning of Treasury Regulations Section 1.368-1(d)(4)(iii)(B)).

  6.
  DPSG has no plan or intention to (a) cause Maple Parent (i) to liquidate, (ii) to merge with or into another corporation (or to convert Maple Parent into a "disregarded entity" within the meaning of Treasury Regulations Section 301.7701-3) after the Effective Time or (iii) to sell, distribute or otherwise dispose of any of its assets or the assets of Merger Sub (other than dispositions made in the ordinary course of business or described in Section 368(a)(2)(C) or Treasury Regulations Section 1.368-2(k)); or (b) sell or otherwise dispose of the stock of Maple Parent (or cause such sale or disposition), provided that, in the case of any disposition described in Section 368(a)(2)(C) or Treasury Regulations Section 1.368-2(k), the foregoing representations in this Representation #6 shall apply to any transferee that is a member of DPSG's qualified group (within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii)).

  7.
  Except pursuant to share repurchases that are made on the open market, through a broker at the then-prevailing market price pursuant to a stock repurchase program described in Revenue Ruling 99-58, 1999-2 C.B. 701, there is no plan or intention in connection with the Merger, for DPSG, any DPSG Related Person or any Person acting as agent or intermediary for any of them to purchase, exchange, redeem or otherwise acquire (directly or indirectly and including by derivative transactions such as an equity swap which would have the economic effect of a transfer of ownership) any DPSG Common Stock issued to holders of Maple Parent Common Stock in the Merger, including, for example, in transactions that would reduce the ownership of the Maple Parent Shareholders of DPSG Common Stock issued in the Merger to a number of shares having an aggregate fair market value, as of the Effective Time, of less than 40% of the total fair market value of all of the shares of Maple Parent Common Stock immediately prior to the Effective Time.

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  8.
  Except as otherwise provided in the Merger Agreement or any agreement or document described therein (collectively, the "Transaction Documents"), each of DPSG and Merger Sub and, to the best knowledge of the management of DPSG and Merger Sub, DPSG's shareholders, Maple Parent and the Maple Parent Shareholders will pay its respective expenses, if any, incurred in connection with the Merger. All expenses of the Maple Parent Shareholders, determined as of immediately before the Merger, that are paid by DPSG, if any, will be "solely and directly related" (within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187) to the Merger.

  9.
  Neither DPSG nor Merger Sub is an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code or under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  10.
  At the Effective Time of the Merger, DPSG will own all of the issued and outstanding stock Merger Sub. Prior to the Merger, Merger Sub will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire stock in Merger Sub, or, following the Merger, stock in Maple Parent that, if exercised or converted, would affect DPSG's acquisition or retention of 100% ownership of Maple Parent. Merger Sub was formed by DPSG solely for the purpose of engaging in the Merger and has not, since its formation, owned any assets, other than assets with nominal value, incurred any indebtedness for money borrowed, issued stock or any other equity to any Person other than DPSG, or engaged in any trade or business activities or operations (other than entering into the Merger Agreement or executing any Transaction Document).

  11.
  DPSG has no plan or intention to cause or permit Maple Parent to alter the terms of the Maple Parent Common Stock, to issue additional shares of Maple Parent stock or to grant any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire stock of Maple Parent that, if exercised or converted, would result in DPSG not having 100% ownership of Maple Parent.

  12.
  There is no intercorporate indebtedness existing between DPSG and Maple Parent or between Merger Sub and Maple Parent.

  13.
  Merger Sub will have no liabilities assumed by Maple Parent, and will not transfer to Maple Parent any assets subject to liabilities, in the Merger.

  14.
  None of the compensation to be received by any shareholder-employee of Maple Parent will be separate consideration for, or allocable to, any of such Person's shares of Maple Parent Common Stock; none of the shares of DPSG Common Stock to be received by any shareholder-employee of Maple Parent in the Merger will be separate consideration for, or allocable to, any past or future services; and the compensation to be paid to any shareholder-employee after the Merger will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

  15.
  The Merger is being effected for bona fide business reasons, as described in the Form 8-K, Current Report, of DPSG filed on January 29, 2018 (with the Transaction Documents, collectively, the "Project Sea Salt Documents").

  16.
  The information relating to the Merger and all related transactions (including, but not limited to, all representations, warranties, covenants and undertakings) set forth in the Project Sea Salt Documents, insofar as such information relates to Maple Parent or the plans or intentions of Maple Parent set forth in the Project Sea Salt Documents are true, correct and complete in all material respects.

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  17.
  The Transaction Documents (including all exhibits and attachments thereto) represent the full and complete agreement between DPSG, Merger Sub, and Maple Parent regarding the Merger, and there are no other written or oral agreements regarding the Merger between Maple Parent, on the one hand, and DPSG and/or Merger Sub, on the other. The Merger will be consummated pursuant to the terms of the Merger Agreement, and none of the material terms and conditions thereof has been or will be waived or modified.

  18.
  The payment of cash in lieu of fractional shares of DPSG Common Stock in the Merger is solely for the purpose of avoiding the expense and inconvenience to DPSG of issuing fractional shares, if any, and does not represent separately bargained-for consideration, and the total cash consideration that will be paid to the shareholders of Maple Parent in lieu of fractional shares of DPSG Common Stock will represent less than 1 percent of the total value of the consideration to be issued in the Merger to the Maple Parent Shareholders. The fractional share interests of each Maple Parent Shareholder will be aggregated, and no Maple Parent Shareholder will receive cash in an amount equal to or greater than the value of one full share of DPSG Common Stock

  19.
  DPSG Common Stock entitles the holder to vote for the election and the removal of the board of directors of DPSG.

  20.
  Following the Merger, DPSG will comply, and will cause Maple Parent to comply, with the record-keeping and information filing requirements of Treasury Regulations Sections 1.351-3 and 1.368-3.

  21.
  DPSG will not take any position on any federal, state or local income or franchise Tax Return, or take any other tax reporting position, that is inconsistent with the treatment of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code and an exchange described in Section 351(a) of the Code.

  22.
  None of the stock of Maple Parent to be transferred in connection with the Merger is "section 306 stock" within the meaning of section 306(c).

  23.
  The Maple Parent Shareholders will not retain any rights in the Maple Parent Common Stock transferred to DPSG pursuant to the Merger.

  24.
  There will be no indebtedness created in favor of the Maple Parent Shareholders as a result of the Merger.

  25.
  There is no plan or intention on the part of DPSG to redeem or otherwise reacquire any DPSG stock issued to the Maple Parent Shareholders pursuant with the Merger.

  26.
  The transfer of the property to DPSG in the Merger will occur pursuant to a plan agreed upon before the Merger in which the rights of the parties are defined.

  27.
  Taking into account any issuance of additional DPSG stock; any issuance of DPSG stock for services; the exercise of any stock rights, warrants, or subscriptions; and the sale, exchange, transfer by gift, or other disposition of any of the stock in DPSG received in the Merger, the Maple Parent Shareholders will be in "control" of DPSG within the meaning of section 368(c) immediately after the Merger.

  28.
  DPSG will not be an investment company within the meaning of section 351(e)(1) and Treasury Regulations Section 1.351-1(c)(1)(ii). Specifically, at the time of the Merger, DPSG will not be regulated investment company, a real estate investment trust, or a corporation more than 80 percent of the assets of which are stock or securities held for investment or are interests in regulated investment companies or real estate investment trusts.

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  29.
  The aggregate fair market value of the Maple Parent Common Stock that will be transferred by the Maple Parent Shareholders to DPSG will equal or exceed the aggregate adjusted basis of such stock immediately after the Merger.

  30.
  The total fair market value of the Maple Parent Common Stock that will be transferred by the Maple Parent Shareholders to DPSG pursuant to the Merger will exceed zero. The fair market value of the assets of DPSG will exceed the amount of its liabilities immediately after the Merger.

  31.
  At the time of the Merger, no Maple Parent Shareholder will be under the jurisdiction of a court in a title 11 or similar case (within the meaning of section 368(a)(3)(A)), and the stock or securities received in the exchange will not be used to satisfy indebtedness of any Maple Parent Shareholder.

  32.
  At the time of the Merger, DPSG will not be a "personal service corporation" within the meaning of section 269A.

  33.
  The Merger is not the result of the solicitation by a promoter, broker or investment house.

  34.
  No stock of DPSG or of Merger Sub will be placed in escrow or issued under a contingent stock arrangement.

  35.
  To the best knowledge of DPSG and Merger Sub, no Maple Parent Shareholder will own any stock of DPSG at the time the Special Dividend is declared and, consequently, no portion of the Special Dividend will be paid to any Maple Parent Shareholder.

  36.
  The individuals executing this letter are authorized to make all of the representations set forth herein on behalf of DPSG and Merger Sub, respectively.

We understand that McDermott will rely, without further inquiry, on this representation letter in rendering its opinion as to certain U.S. federal income tax consequences of the Merger. We will promptly and timely inform you if, after signing this representation letter, we have reason to believe that any of the facts described herein or any of the representations made in this representation letter are or have become untrue, incorrect or incomplete in any respect.

Dr Pepper Snapple Group, Inc.
By:
Name:
Title:
Salt Merger Sub, Inc.
By:
Name:
Title:

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ANNEX B

Opinion of Credit Suisse Securities (USA) LLC

January 28, 2018
Board of Directors
Dr Pepper Snapple Group, Inc.
5301 Legacy Drive
Plano, Texas 75024

Board of Directors:

        You have asked us to advise you in your capacity as the Board of Directors of Dr Pepper Snapple Group, Inc. ("DPS" and, such board of directors, the "Board") with respect to the fairness, from a financial point of view, to holders of the common stock, par value $0.01 per share ("DPS Common Stock"), of DPS, other than as specified herein, of the Consideration (as defined below) provided for pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") to be entered into among DPS, Salt Merger Sub, Inc., a wholly owned subsidiary of DPS ("Merger Sub"), and Maple Parent Holdings Corp. ("Maple"), an affiliate of JAB Holding Company LLC ("JAB").

        As more fully described in the Merger Agreement, Merger Sub will be merged with and into Maple (the "Merger"), with Maple continuing as the surviving corporation in the Merger and a wholly owned subsidiary of DPS, pursuant to which (i) each outstanding share of Class A common stock, par value $0.01 per share, of Maple ("Class A Common Stock") and Class B common stock, par value $0.01 per share, of Maple (collectively with the Class A Common Stock, "Maple Common Stock") will be converted in the Merger into the right to receive that number of shares of DPS Common Stock equal to the product of (a) 6.6923 and (b) the quotient obtained by dividing the fully diluted number of shares of DPS Common Stock immediately prior to the effective time of the Merger by the fully diluted number of shares of Maple Common Stock immediately prior to the effective time of the Merger, and (ii) each outstanding share of DPS Common Stock will remain outstanding (each such share, a "Retained DPS Share" and, each holder thereof, a "Pre-Closing DPS Holder"). We understand that, upon consummation of the Merger, holders of equity interests in DPS immediately prior to the effective time of the Merger will collectively own approximately 13% of the shares of DPS Common Stock on a fully diluted pro forma basis. The Merger Agreement also contemplates that, prior to the closing of the Merger, (i) Maple will declare a dividend in an amount at least equal to $9 billion (the "Maple Dividend"), payable to DPS following consummation of the Merger, and (ii) the Board will declare a special cash dividend (the "DPS Special Dividend"), payable one business day following consummation of the Merger, in an amount equal to $103.75 (the "Special Dividend Amount" and, together with a Retained DPS Share, the "Consideration") in respect of each share of DPS Common Stock held by a Pre-Closing DPS Holder of record as of the close of business on the business day immediately preceding the closing date of the Merger.

        We understand that, as contemplated by the Merger Agreement, prior to the closing of the Merger, Maple will complete an internal restructuring pursuant to which, among other things, Maple Parent Corp. will be merged with and into Maple (such restructuring and the other transactions contemplated by the Merger Agreement (other than the Merger and the declaration and payment of the Maple Dividend and the DPS Special Dividend), the "Related Transactions"). The terms and conditions of the Merger and the Related Transactions are set forth more fully in the Merger Agreement.

        In arriving at our opinion, we have reviewed a draft, dated January 28, 2018, of the Merger Agreement and certain publicly available business and financial information relating to DPS and certain

Board of Directors Dr Pepper Snapple Group, Inc. January 28, 2018 Page 2

business and financial information relating to Maple. We also have reviewed certain other information relating to DPS and Maple provided to or discussed with us by the respective managements of DPS and Maple, including financial forecasts and estimates relating to DPS provided to or discussed with us by the management of DPS and financial forecasts and estimates relating to Maple provided to or discussed with us by the management of Maple (including adjustments and extrapolations to such financial forecasts and estimates relating to Maple provided to or discussed with us by the management of DPS), and we have met with the respective managements of DPS and Maple to discuss the businesses and prospects of DPS and Maple. We also have considered certain financial and stock market data of DPS and certain financial data of Maple, and we have compared that data with similar data for companies with publicly traded equity securities in businesses we deemed relevant, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

        In connection with our review, we have not independently verified any of the foregoing information and, with your consent, we have assumed and relied upon such information being complete and accurate in all respects meaningful to our analyses and this opinion. We have assumed, with your consent, without independent verification, that the internal unaudited financial statements relating to Maple provided to us are accurate and complete in all respects and fairly represent the items described therein and when certain financial information relating to Maple and DPS is made available to DPS and Maple, respectively, prior to the consummation of the Merger as required by the Merger Agreement, such information will not be meaningful in any respect to our analyses or this opinion. With respect to the financial forecasts and estimates for DPS and Maple (including, without limitation, adjustments and extrapolations thereto and as to tax attributes) that we have been directed by DPS to utilize in our analyses, the management of DPS has advised us, and we have assumed, with your consent, that such financial forecasts and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the managements of DPS and Maple as to the future financial performance of DPS and Maple and the other matters covered thereby and are appropriate for our use and reliance for purposes of our analyses and this opinion. With respect to the estimates provided to us by the management of DPS regarding the potential range of net cost synergies (collectively, the "Synergies") anticipated by the respective managements of DPS and Maple to result from the Merger, the management of DPS has advised us, and we have assumed, with your consent, that such estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the managements of DPS and Maple as to such Synergies and are appropriate for our use and reliance for purposes of our analyses and this opinion, and we further have assumed, with your consent, that such Synergies will be realized in the amounts and at the times indicated. We express no opinion as to any financial forecasts or estimates or the assumptions on which they are based.

        We have relied, with your consent and without independent verification, upon the assessments of the managements of DPS and Maple, as the case may be, as to, among other things, (i) the Related Transactions, including with respect to the timing thereof and the assets, liabilities and financial and other terms involved, (ii) the potential impact on DPS and Maple of certain market, competitive, cyclical, seasonal and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the food and beverage industry, including the liquid refreshment beverages and coffee segments thereof, including with respect to future commodity and

Board of Directors Dr Pepper Snapple Group, Inc. January 28, 2018 Page 3

raw materials prices, which prices are subject to significant volatility and, if different than as assumed by the managements of DPS and Maple, could have a meaningful impact on our analyses and this opinion, (iii) the technology and intellectual property of DPS and Maple, (iv) existing and future relationships, agreements and arrangements with, and the ability to attract, retain and/or replace, key employees, customers, suppliers, distributors and other commercial relationships of DPS and Maple, and (v) the ability to integrate the operations of DPS and Maple. We have assumed, with your consent, that there will be no developments with respect to any such matters that would have an adverse effect on DPS, Maple, the Merger or the Related Transactions (including the contemplated benefits of the Merger and the Related Transactions) or that otherwise would be meaningful in any respect to our analyses or this opinion. In connection with our opinion, we have not been requested to make, and we have not made, an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of DPS, Maple or any other entity, nor have we been furnished for purposes of our analyses or this opinion with any such evaluations or appraisals, and our analyses should not be construed as such. We also have not been requested to make, and we have not made, an evaluation of the solvency or fair value of DPS, Maple or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, with your consent, that any currency or exchange rate fluctuations associated with the businesses of DPS and Maple will not be meaningful in any respect to our analyses or this opinion.

        We have assumed, with your consent, that, in the course of obtaining any regulatory or third-party consents, approvals, agreements or waivers in connection with the Merger and the Related Transactions, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed or occur that would have an adverse effect on DPS, Maple, the Merger or the Related Transactions (including the contemplated benefits of the Merger and the Related Transactions) or that otherwise would be meaningful in any respect to our analyses or this opinion and that the Merger and the Related Transactions will be consummated in accordance with the terms of the Merger Agreement and related documents and in compliance with all applicable laws, documents and other requirements without waiver, modification or amendment of any term, condition or agreement thereof in any respect meaningful to our analyses or this opinion. Representatives of DPS have advised us, and we also have assumed, with your consent, that the terms of the Merger Agreement, when executed, will conform to the terms reflected in the draft reviewed by us in all respects meaningful to our analyses and this opinion. We further have assumed, with your consent, that the Merger will qualify for the intended tax treatment contemplated by the Merger Agreement. We are not expressing any opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, any opinion with respect to changes in, or the impact of, tax laws, regulations and governmental and legislative policies on the Merger, the Related Transactions, DPS, Maple or any other participant in the Merger or the Related Transactions, and we have assumed that DPS and Maple have or will obtain such advice or opinions from appropriate professional sources, and we have relied, with your consent, upon the assessments of representatives of DPS and Maple as to such matters.

        Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Consideration (to the extent expressly specified herein), without taking into account any premium or discount for control, voting, liquidity or otherwise and without regard to individual circumstances of specific holders with respect to any rights or aspects which may distinguish such holders or the securities of DPS or Maple held by such holders. Our opinion does not in any way address any other consideration to be received in connection with the Merger or the Related

Board of Directors Dr Pepper Snapple Group, Inc. January 28, 2018 Page 4

Transactions or proportionate allocation or relative fairness. Our opinion also does not address other terms, aspects or implications of the Merger or the Related Transactions, including, without limitation, the form or structure of the Merger or the Related Transactions, any investor rights agreement or any other agreement, arrangement or understanding to be entered into in connection with, related to or contemplated by the Merger, the Related Transactions or otherwise. In addition, our opinion does not address the fairness of the amount or nature of, or any other aspect relating to, any compensation or other consideration to any officers, directors, employees or securityholders of any party to the Merger or the Related Transactions or any related entities, or class of such persons, relative to the Consideration or otherwise. The issuance of this opinion was approved by our authorized internal committee.

        Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, reaffirm or withdraw this opinion. We are not expressing any opinion as to the actual value of DPS Common Stock when issued pursuant to the Merger or the prices or range of prices at which DPS Common Stock, Maple Common Stock or other securities will trade or be transferable at any time, including following consummation of the Merger and the Related Transactions. Our opinion also does not address the relative merits of the Merger or any Related Transactions as compared to alternative transactions or strategies that might be available to DPS, nor does it address the underlying business decision of the Board or DPS to proceed with the Merger or the Related Transactions. In connection with our engagement, we were not requested to, and we did not, solicit third-party indications of interest in acquiring all or any part of DPS.

        We have acted as financial advisor to DPS and the Board in connection with the Merger and will receive a fee for our services, the principal portion of which is contingent upon consummation of the Merger. We also became entitled to receive a fee upon the rendering of our opinion. In addition, DPS has agreed to reimburse our expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. As you are aware, we and our affiliates in the past have provided and currently are providing investment banking and other financial services to DPS unrelated to the Merger and the Related Transactions, for which we and our affiliates have received and would expect to receive compensation, including, during the past two years, having acted or acting as (i) financial advisor to DPS in connection with an acquisition transaction, (ii) joint or co-bookrunning manager and/or initial purchaser for public and private offerings of debt securities of DPS and (iii) lead or joint lead arranger, joint bookrunner, syndication agent, administrative agent and/or co-documentation agent for, and as a lender and/or letter of credit issuer under, certain credit facilities of DPS. As you are also aware, we and our affiliates in the past have provided and currently are providing investment banking and other financial services to Mondelēz International, Inc., a significant investor in Maple ("Mondelēz"), for which we and our affiliates have received and would expect to receive compensation, including, during the past two years, having acted or acting as (i) initial purchaser for a private offering of debt securities of an affiliate of Mondelēz, (ii) joint lead arranger, joint bookrunner, co-syndication agent and/or co-documentation agent for, and as a lender under, certain credit facilities of Mondelēz and/or its affiliates and (iii) joint lead dealer manager for a tender offer of debt securities of Mondelēz. We and our affiliates may provide investment banking or other financial services to DPS, Maple, JAB, Mondelēz and their respective affiliates (including portfolio companies, as applicable) in the future, for which we and our affiliates would expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities

Board of Directors Dr Pepper Snapple Group, Inc. January 28, 2018 Page 5

as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates' own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of DPS, Maple, JAB, Mondelēz, or any other entity that may be involved in the Merger or the Related Transactions and certain of their respective affiliates (including portfolio companies, as applicable), as well as provide investment banking and other financial services to such entities.

        It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Merger and does not constitute advice or a recommendation to any securityholder as to how such securityholder should vote or act on any matter relating to the proposed Merger, any Related Transaction or otherwise.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration provided for pursuant to the terms of the Merger Agreement is fair, from a financial point of view, to the holders of DPS Common Stock (other than, to the extent applicable, JAB, Mondelēz and their respective affiliates).

Very truly yours,
CREDIT SUISSE SECURITIES (USA) LLC

ANNEX C

FORM OF INVESTOR RIGHTS AGREEMENT
by and among
DR PEPPER SNAPPLE GROUP, INC.
and
THE HOLDERS LISTED ON SCHEDULE A HERETO
Dated as of [    •    ] [    •    ], 2018

        This INVESTOR RIGHTS AGREEMENT (this "Agreement") is made and entered into as of [    •    ] [    •    ], 2018, by and among Dr Pepper Snapple Group, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule A hereto (such persons, in their capacity as holders of Registrable Securities, including any permitted transferees hereunder, the "Holders" and each a "Holder" and, the Holders together with the Company, the "Parties").

RECITALS

        WHEREAS, Maple Parent Holdings Corp., a Delaware corporation ("Maple Parent"), the Company and Salt Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Sea Salt ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of January 29, 2018 (as the same may be amended or supplemented from time to time, the "Merger Agreement"), pursuant to which, on the date of the Closing, subject to certain terms and conditions, Merger Sub shall be merged with and into Maple Parent, with Maple Parent surviving the merger as a wholly-owned subsidiary of the Company (the "Merger");

        WHEREAS, in connection with the Merger, the Holders will have the right to receive shares of Common Stock representing the Merger Consideration in accordance with Section 3.01 of the Merger Agreement; and

        WHEREAS, the Company desires to enter into this Agreement with the Holders in order to provide the Holders the investor rights described herein.

        NOW, THEREFORE, in consideration of the foregoing Recitals and the representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound by this Agreement, the Parties agree as follows:

        1.    Definitions and Interpretation.

          (a)    Definitions.    As used in this Agreement, each of the following capitalized terms has the meaning specified in this Section 1(a).

        "Adverse Disclosure" means public disclosure of material non-public information that, in the Board's good faith judgment, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company; provided, further, that "Affiliate" shall not include the portfolio companies of any of the Holders or any Affiliate of such portfolio companies (other than the Company and its Subsidiaries).

        "Board" means the board of directors of the Company.

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by Law to close.

        "Closing" has the meaning set forth in the Merger Agreement.

        "Closing Date" has the meaning set forth in the Merger Agreement.

        "Common Stock" means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any share split,

dividend or combination, or any reclassification, recapitalization, amalgamation, merger, consolidation, scheme of arrangement, exchange or other similar reorganization.

        "Company Securities" means (i) the Common Stock and any other stock or other equity interests or equity-linked interests of the Company or any Subsidiary and (ii) Equity Rights that are directly or indirectly convertible into or exercisable exchangeable for Common Stock or other stock or other equity of the Company or any Subsidiary.

        "Company Shares" means the issued and outstanding shares of Common Stock.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controls" and "Controlled" each has a correlative meaning.

        "Derivative Instrument" means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increases or decreases in value as the value of any Company Securities increases or decreases, as the case may be, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (a) such derivative security conveys any voting rights in any Company Security, (b) such derivative security is required to be, or is capable of being, settled through delivery of any Company Security or (c) other transactions hedge the value of such derivative security.

        "Equity Right" means, with respect to any Person, any security (including any debt security or hybrid debt-equity security) or obligation convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any options, calls, warrants, restricted shares, restricted share units, deferred share awards, share units, "phantom" awards, dividend equivalents, participations, interests, rights or commitments relating to, or any share appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock or earnings of such Person.

        "FINRA" means the Financial Industry Regulatory Authority, Inc., and any successor regulator performing comparable functions.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, as the same shall be in effect from time to time.

        "Governmental Entity" means any foreign, United States federal or state, regional or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, commission, political subdivision or other governmental entity or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

        "Group Member" means, with respect to any specified Person, any Affiliate of the specified Person that is, directly or indirectly, Controlled by the specified Person and includes any Person with respect to which the specified Person is a direct or indirect Subsidiary.

        "JAB" means Maple Holdings B.V..

        "Judgments" means any judgments, injunctions, orders, stays, decrees, writs, rulings, or awards of any court or other judicial authority or any other Governmental Entity.

        "Law" means all laws (including common law), statutes, ordinances, rules, regulations, orders, decrees or legally-binding guidance of any Governmental Entity, or Judgments.

        "MDLZ" means Mondelēz International Holdings LLC.

        "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United

States (other than ordinary course limitations on hours or number of days of trading); (ii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in national or international financial, political or economic conditions; or (iii) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries, taken as a whole.

        "Merger Consideration" has the meaning set forth in the Merger Agreement.

        "Notice, Agreement and Questionnaire" means a written notice, agreement and questionnaire substantially in the form of Annex A hereto.

        "NYSE" means the New York Stock Exchange.

        "Participating Shareholder" means, with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity.

        "Public Offering" means any public offering and sale of equity securities of the Company or its successor for cash pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) under the Securities Act.

        "Qualified Shareholder" means any Holder that, together with its Affiliates, beneficially owns at least 3% of the Company Shares.

        "Registrable Securities" means, at any time, any Company Shares and any securities issued or issuable in respect of such Company Shares or by way of conversion, amalgamation, exchange, share dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until the earliest to occur of (i) a Registration Statement covering such Company Shares has been declared effective by the SEC and such Shares have been sold or otherwise disposed of pursuant to such effective Registration Statement, (ii) such Company Shares are otherwise transferred (other than by a Qualified Shareholder to an Affiliate thereof), the Company has delivered a new certificate or other evidence of ownership for such Company Shares not bearing any restricted legend and such Company Shares may be resold without subsequent registration under the Securities Act, (iii) such Company Shares are repurchased by the Company or a Subsidiary of the Company or cease to be outstanding or (iv) such Company Shares may be resold pursuant to Rule 144, without regard to volume or manner of sale limitations, whether or not any such sale has occurred, unless such Registrable Securities are held by a Qualified Shareholder.

        "Registration Expenses" means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or "blue sky" Laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any required audits of the financial statements of the Company or any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 7(l)), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one (1) counsel for all Holders participating in the offering, selected by the Holders holding the majority of the Registrable Securities to be sold for the account of all Holders in the offering and reasonable fees and expenses of each additional counsel retained by any Holder for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten Public Offering, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any "qualified independent underwriter," including the fees and expenses of any counsel thereto, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (x) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xi) expenses relating to any analyst or investor presentations or any "road shows" undertaken in connection with the registration, marketing or selling of the Registrable Securities, provided that the Company shall not be responsible for any plane chartering fees, (xii) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xiii) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 7(r). For the avoidance of doubt, "Registration Expenses" shall include expenses of the type described in clauses (i) - (xiii) to the extent incurred in connection with the "take down" of Company Shares pursuant to a Registration Statement previously declared effective. Except as set forth in clause (viii) above, Registration Expenses shall not include any out-of-pocket expenses of any Holders (or the agents who manage their accounts) or any Selling Expenses.

        "Registration Statement" means any registration statement of the Company that covers Registrable Securities pursuant hereto filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, pre- and post-effective amendments and supplements to such registration statement and all exhibits and all material incorporated by reference in such registration statement.

        "Representatives" means, with respect to any Person, (i) any of such Person's partners, stockholders, shareholders, members, directors, officers, employees, agents, counsel, accountants, trustees, equity financing partners, investment advisors or representatives, Affiliates and investment vehicles managed or advised by such Person, (ii) the partners, stockholders, shareholders, members, directors, officers, employees, agents, counsel, accountants, trustees, equity financing partners, investment advisors or representatives of such Persons listed in clause (i), and (iii) any other Person acting on behalf of such Person with respect to the Company and any of its Subsidiaries.

        "Rule 144" means Rule 144 (or any successor provisions) under the Securities Act.

        "Rule 144A" means Rule 144A (or any successor provisions) under the Securities Act.

        "Rule 415" means Rule 415 (or any successor provisions) under the Securities Act.

        "SEC" means the United States Securities and Exchange Commission and any successor agency performing comparable functions.

        "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

        "Selling Expenses" means all underwriting discounts, selling commissions and stock or share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of one counsel for the holders of Registrable Securities set forth in clause (viii) of the definition of Registration Expenses.

        "Shelf Registration Statement" means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or a prospectus supplement to an existing Form S-3, or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering all of the Registrable Securities, as applicable, and which may also cover any other securities of the Company.

        "Standstill Period" means the period beginning on the date of this Agreement and ending on the first Business Day following the date that is the six (6) month anniversary of the date of the Closing.

        "Subsidiary" means, as to a Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such Person.

        "Underwritten Offering" means a registration in which Company Securities are sold to an underwriter or underwriters on a firm commitment basis.

        "Voting Securities" means the Company Shares and any other securities of the Company entitled to vote at any meeting of stockholders of the Company.

          (b)    Other Definitions.    In addition to the defined terms set forth in Section 1(a), as used in this Agreement, each of the following capitalized terms has the meaning specified in the Section set forth opposite such term below.

Term	Section
MDLZ Designee	17(a)
MDLZ Public Filings	18(a)
Agreement	Preamble
Company	Preamble
Company Group	18(a)
Company's Auditors	18(a)
Damages	8(a)
Demand Notice	2(a)(i)
Demand Period	2(e)
Demand Registration	2(a)(i)
Demand Suspension	2(h)
Director	17(a)
Holder	Preamble
Holder Information	16(b)
Indemnified Party	10
Indemnifying Party	10
Inspectors	7(k)
Long-Form Registration	2(a)(i)
Maple Parent	Recitals
Maximum Offering Size	2(g)
Merger	Recitals
Merger Agreement	Recitals
Merger Sub	Recitals
Parties	Preamble

Term	Section
Piggyback Registration	4(a)
Records	7(k)
Requesting Shareholder	2(a)(i)
Shelf Offering Request	3(a)
Shelf Period	3(b)
Shelf Suspension	3(d)
Short-Form Registration	2(a)(i)
Underwritten Shelf Takedown	3(e)(i)
Underwritten Shelf Takedown Notice	3(e)(i)
Underwritten Shelf Takedown Request	3(e)(i)

          (c)    Interpretation.

              (i)  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, (A) the date that is the reference date in calculating such period shall be excluded and (B) if the last day of such period is a not a Business Day, the period in question shall end on the next succeeding Business Day.

             (ii)  When a reference is made herein to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (iii)  Whenever the words "include," "includes" or "including" are used herein, they shall be deemed to be followed by the words "without limitation."

            (iv)  The words "hereof," "hereto," "hereby," "herein" and "hereunder" and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

             (v)  The word "extent" in the phrase "to the extent" means the degree to which a subject or other thing extends, and such phrase shall not mean simply "if."

            (vi)  Any law or regulation defined or referred to herein means such law or regulation as from time to time amended, modified or supplemented, unless otherwise specifically indicated.

           (vii)  References to a person are also to its successors and permitted assigns.

          (viii)  The Annexes to this Agreement are incorporated and made a part hereof and are an integral part of this Agreement. Any capitalized term used in any Annex but not otherwise defined therein shall have the meaning given to such term herein.

        2.    Demand Registration.

          (a)   Demand by Holders.

              (i)  If, at any time beginning 90 days prior to the expiration of the Standstill Period, the Company does not otherwise have an effective registration statement on Form S-3 covering a Holder's Registrable Securities on file with the SEC and the Company shall have received a request, subject to Section 16, from any Qualified Shareholder (the "Requesting Shareholder") that the Company effect the registration under the Securities Act of all or any portion of such Requesting Shareholder's Registrable Securities (x) on Form S-1 or any similar long-form Registration Statement (a "Long-Form Registration") or (y) on Form S-3 or any similar short-form Registration Statement, which shall include a prospectus supplement to an existing Form S-3 (a "Short-Form Registration") if the Company qualifies to use such short form

    Registration Statement (any such requested Long-Form Registration or Short-Form Registration, a "Demand Registration"), and specifying the kind and aggregate amount of Registrable Securities to be registered and the intended method of disposition thereof, then the Company shall promptly, but in no event later than ten (10) Business Days prior to the effective date of the Registration Statement relating to such Demand Registration, give notice of such request (a "Demand Notice") to the other Holders, specifying the number of Registrable Securities for which the Requesting Shareholder has requested registration under this Section 2(a). During the ten (10) Business Days after receipt of a Demand Notice, all Holders (other than the Requesting Shareholder) may provide a written request to the Company, specifying the aggregate amount of Registrable Securities held by such Holders requested to be registered as part of such Demand Registration and the intended method of distribution thereof; provided that, if, on the date of any request by a Qualified Shareholder, the Company qualifies as a well-known seasoned issuer as defined in Rule 405 under the Securities Act) eligible to file an automatic shelf registration statement on Form S-3 pursuant to Section 3 of this Agreement, the provisions of this Section 2 shall not apply, and the provisions of Section 3 shall apply instead.

             (ii)  The Company shall file such Registration Statement with the SEC within ninety (90) days of such request, in the case of a Long-Form Registration, and thirty (30) days of such request, in the case of a Short-Form Registration; provided, however, that in no event shall the Company be obligated to file such Registration Statement prior to the first Business Day after the expiration of the Standstill Period, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act and the "blue sky" Laws of such jurisdictions as any Participating Shareholder or any underwriter, if any, reasonably requests, as expeditiously as possible, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered.

            (iii)  Notwithstanding anything to the contrary in this Section 2(a), (A) the Company shall not be obligated to effect more than two (2) Long-Form Registrations over any three (3) year period at the request of any Holder, (B) from and after the time the Company becomes eligible for a Short-Form Registration, the Holders shall be entitled to effect three (3) Short-Form Registrations per calendar year in the aggregate in addition to the Long-Form Registrations to which they are entitled (which Long-Form Registrations, at the election of the Requesting Shareholder, may be effected as Short-Form Registrations, in which case they will count as Long-Form Registrations for purposes of the preceding clause (A)) and (C) the Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals or exceeds five hundred million dollars ($500,000,000) if pursuant to a Long-Form Registration, or three hundred million dollars ($300,000,000) if pursuant to a Short-Form Registration.

          (b)   Demand Withdrawal.    A Participating Shareholder may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of a notice from all of the Participating Shareholders to such effect, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement, and such registration shall nonetheless be deemed a Demand Registration for purposes of Section 2(a) unless (i) the withdrawing Participating Shareholders shall have paid or reimbursed the Company for their pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the registration of the withdrawing Participating Shareholders' withdrawn Registrable Securities (based on the number of Registrable Securities such withdrawing Participating Shareholders sought to register, as compared to the total number of Company Securities included on such Registration Statement), (ii) the withdrawal is made following the occurrence of a Material Adverse Change, because the registration would require the Company to make an Adverse Disclosure or because the Company otherwise requests withdrawal or (iii) the withdrawal arose out of the fault of the Company (in each such case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request except to the extent otherwise paid pursuant to clause (i)).

          (c)   Company Notifications.    Within ten (10) Business Days after the receipt by the Participating Shareholders of the Demand Notice, the Company will notify all Participating Shareholders of the identities of the other Participating Shareholders and the number of Registrable Securities requested to be included therein.

          (d)   Registration Expenses.    The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such registration is effected, subject to reimbursement pursuant to Section 2(b)(i), if applicable.

          (e)   Effective Registration.    A Demand Registration shall be deemed to have occurred if the Registration Statement relating thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 180 calendar days (or such shorter period in which all Registrable Securities of the Participating Shareholders included in such registration have actually been sold thereunder or withdrawn) or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the "Demand Period"); provided, that a Demand Registration shall not be deemed to have occurred if, (A) during the Demand Period, such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court, (B) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by any Participating Shareholder or (C) the Maximum Offering Size (as defined below) is reduced in accordance with Section 2(g) such that less than seventy-five percent (75%) of the Registrable Securities that the Requesting Shareholder sought to be included in such registration are included.

          (f)    Underwritten Offerings.    If any Participating Shareholder that is a Qualified Shareholder so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering.

          (g)   Priority of Securities Registered Pursuant to Demand Registrations.    If the managing underwriter or underwriters of a proposed Underwritten Offering advise the Board (or, in the case of a Demand Registration not being underwritten, the Board determines in its reasonable discretion) that, in its view, the number of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without being likely to have an adverse effect on the price, timing or distribution of the shares offered in such offering (the "Maximum Offering Size"), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

              (i)  (1) if the Requesting Shareholder is JAB, first, all Registrable Securities requested to be registered by JAB and all other Participating Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among JAB and such other Participating Shareholders on the basis of the relative number of Registrable Securities owned by JAB and the other Participating Shareholders; provided, that any securities thereby allocated to JAB or another Participating Shareholder that exceed such Holder's request shall be reallocated among the remaining Participating Shareholders in like manner), or

              (2)   if the Requesting Shareholder is MDLZ, (A) first, all Registrable Securities requested to be included in such registration by MDLZ, and (B) second, and only if all the securities referred to in clause 2(A) have been included, all Registrable Securities requested to be registered by the other Participating Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Participating Shareholders on the basis of the relative number of Registrable Securities owned by the Participating Shareholders; provided, that any securities thereby allocated to a Participating Shareholder that exceed such Participating Shareholder's request shall be reallocated among the remaining Participating Shareholders in like manner), and

             (ii)  thereafter, and only if all the securities referred to in clause (i)(1) or (2), as applicable, have been included, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as the Company shall determine.

          (h)   Delay in Filing; Suspension of Registration.    If, upon the determination of a majority of the disinterested members of the Board, the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Participating Shareholders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a "Demand Suspension"); provided, that (x) the Company shall not be permitted to exercise a Demand Suspension (i) more than three (3) times during any 12-month period or (ii) for more than one hundred (100) days in aggregate during any 12-month period and (y) such Demand Suspension shall terminate at such time as the Company would no longer be required to make any Adverse Disclosure; and provided, further, that in the event of a Demand Suspension, if a Participating Shareholder has not sold any Company Securities under such Registration Statement, it shall be entitled to withdraw Registrable Securities from such Demand Registration and, if all Participating Shareholders so withdraw, such Demand Registration shall not be counted for purposes of the limit on Long-Form Registrations requested by such Participating Shareholders in Section 2(a). In the case of a Demand Suspension, the Participating Shareholders agree to suspend use of the applicable prospectus and any issuer free writing prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Participating Shareholders upon the termination of any Demand Suspension, amend or supplement the prospectus and any issuer free writing prospectus, if necessary, so it does not contain any untrue statement or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Participating Shareholders such numbers of copies of the prospectus and any issuer free writing prospectus as so amended or supplemented as the Participating Shareholders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the applicable Registration Statement if required by the registration form used by the Company for the applicable Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by the Participating Shareholder. Notwithstanding anything in this Agreement to the contrary, the Company shall not be permitted to file a registration statement to register for sale, or to conduct any registered securities offerings (including any "take-downs" off of an effective shelf registration statement) of, any of its securities either for its own account or the account of any security holder or holders during any Demand Suspension.

        3.    Shelf Registration.

          (a)    Filing.    If, at any time beginning 90 days prior to the expiration of the Standstill Period, the Company shall have received a request, subject to Section 16, by a Qualified Shareholder (a "Shelf Offering Request"), for the filing of a Shelf Registration Statement pursuant to this Section 3, and at such time the Company is eligible to file a registration statement on Form S-3, the Company shall, within sixty (60) days of such Shelf Offering Request, but in no event prior to the first Business Day after the expiration of the Standstill Period, file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in the Shelf Registration Statement and, as promptly as practicable thereafter, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act (or if the Company qualifies to do so, it shall file an automatic Shelf Registration Statement in response to any such request). If, on the date of any such Shelf Offering Request, the Company does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 3 shall not apply, and the provisions of Section 2 shall apply instead.

          (b)    Continued Effectiveness.    The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act (including, if necessary, by renewing or refiling a Shelf Registration Statement prior to expiration of the existing Shelf Registration Statement or by filing with the SEC a post-effective amendment or a supplement to the Shelf Registration Statement or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky Laws, or any rules and regulations thereunder) in order to permit the prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the "Shelf Period"). Subject to Section 3(d), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable Law or is in connection with a Shelf Suspension.

          (c)    Shelf Notice.    Promptly upon receipt of any request to file a Shelf Registration Statement pursuant to Section 3(a) (but in no event more than five (5) Business Days thereafter), the Company shall deliver a written notice of any such request to all other Holders.

          (d)    Suspension of Registration.    If, upon the determination of a majority of the disinterested members of the Board, the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving at least 10 calendar days' prior written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a "Shelf Suspension"); provided, that (x) the Company shall not be permitted to exercise a Shelf Suspension (i) more than three (3) times during any 12-month period, or (ii) for more than one hundred (100) days in aggregate during any 12-month period and (y) such Shelf Registration shall terminate at such time as the Company would no longer be required to make any Adverse Disclosure. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable prospectus and any issuer free writing prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the prospectus and any issuer free writing prospectus, if necessary, so it does not contain any untrue statement or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the prospectus and any issuer free writing prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders. Notwithstanding anything in this Agreement to the contrary, the Company shall not be permitted to file a registration statement to register for sale, or to conduct any registered securities offerings (including any "take-downs" off of an effective shelf registration statement) of, any of its securities either for its own account or the account of any security holder or holders during any Shelf Suspension.

          (e)    Underwritten Shelf Takedown.

              (i)  For any offering of Registrable Securities pursuant to the Shelf Registration Statement for which the value of Registrable Securities proposed to be offered is at least three hundred million dollars ($300,000,000), if any Participating Shareholder that is a Qualified Shareholder so elects, such offering shall be in the form of an Underwritten Offering, and the Company shall amend or supplement the Shelf Registration Statement for such purpose. Subject to the immediately preceding sentence, if at any time during which the Shelf Registration Statement is in effect a Participating Shareholder elects to offer Registrable Securities pursuant to the Shelf Registration Statement in the form of an Underwritten Offering, then such Participating Shareholder shall give written notice (which notice may be given by email) to the Company of such intention at least two (2) Business Days prior to the date on which such Underwritten Offering is anticipated to launch, specifying the number of Registrable Securities for which the Participating Shareholder is requesting registration under this Section 3(e) and the other material terms of such Underwritten Offering to the extent known (such request, an "Underwritten Shelf Takedown Request," and any Underwritten Offering conducted pursuant thereto, an "Underwritten Shelf Takedown"), and the Company shall promptly, but in no event later than the Business Day following the receipt of such Underwritten Shelf Takedown Request, give written notice (which notice may be given by email to the email address for each other Holder on file with the Company from time to time) of such Underwritten Shelf Takedown Request (such notice, an "Underwritten Shelf Takedown Notice") to the other Holders and such Underwritten Shelf Takedown Notice shall offer the other Holders the opportunity to register as part of such Underwritten Shelf Takedown such number of Registrable Securities as each such other Holder may request in writing (which request may be made by email to the Company). Subject to Section 3(e)(ii) and Section 3(e)(iii), the Company and the Participating Shareholder(s) making the Underwritten Shelf Takedown Request shall cause the underwriter(s) to include as part of the Underwritten Shelf Takedown all Registrable Securities that are requested to be included therein by any of the other Holders within twenty-four (24) hours after the receipt by such other Holders of any such notice, all to the extent necessary to permit the disposition of the Registrable Securities to be so sold; provided, that all such other Holders requesting to participate in the Underwritten Shelf Takedown must sell their Registrable Securities to the underwriters selected on the same terms and conditions as apply to the Participating Shareholder(s)

    requesting the Underwritten Shelf Takedown; provided, further, that, if at any time after making an Underwritten Shelf Takedown Request and prior to the launch of the Underwritten Shelf Takedown, the Participating Shareholder(s) requesting the Underwritten Shelf Takedown shall determine for any reason not to proceed with or to delay such Underwritten Shelf Takedown, the Participating Shareholder(s) shall give written notice to the Company of such determination and the Company shall give written notice of the same to each other Holder and, thereupon, (A) in the case of a determination not to proceed, the Company and such Participating Shareholder(s) shall be relieved of their respective obligations to cause the underwriter(s) to include any Registrable Securities of the other Holders as part of such Underwritten Shelf Takedown (but the Company shall not be relieved from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the other registration rights contained herein, and (B) in the case of a determination to delay such Underwritten Shelf Takedown, the Company and such Participating Shareholder(s) shall be relieved of their respective obligations to cause the underwriter(s) to include any Registrable Securities of the other Holders as part of such Underwritten Shelf Takedown for the same period as the Participating Shareholder(s) determine(s) to delay such Underwritten Shelf Takedown.

             (ii)  If the managing underwriter of an Underwritten Shelf Takedown advises the Company or the Participating Shareholder(s) requesting the Underwritten Shelf Takedown that, in its view, the number of Company Shares that the Participating Shareholder(s) and such other Holders intend to include in such registration exceeds the Maximum Offering Size, the Company and the Participating Shareholder(s) making the Underwritten Shelf Takedown Request shall cause the underwriter(s) to include in such Underwritten Shelf Takedown, in the following priority, up to the Maximum Offering Size:

              (A)  (1) if the Participating Shareholder requesting the Underwritten Shelf Takedown is JAB, first to JAB and all other Holders who requested to include Registrable Securities in such registration pursuant to Section 3(e)(i) (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among JAB and such other Holders on the basis of the relative number of Registrable Securities owned by JAB and such other Holders; provided, that any securities thereby allocated to a Holder that exceed such Holder's request shall be reallocated among the remaining Holders in like manner), or

                (2)   if the Participating Shareholder requesting the Underwritten Shelf Takedown is MDLZ, (x) first, all Registrable Securities requested to be included in such registration by MDLZ, and (y) second, and only if all of the securities referred to in clause 2(x) have been included, all Registrable Securities requested to be included in such registration by any other Holders pursuant to Section 3(e)(i) (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the relative number of Registrable Securities owned by such Holders; provided, that any securities thereby allocated to a Holder that exceed such Holder's request shall be reallocated among the remaining Holders in like manner), and

              (B)  thereafter, and only if all of the securities referred to in clause (A)(1) or (2), as applicable, have been included, any securities proposed to be registered for the account of the Company any other Persons with such priorities among them as the Participating Shareholder(s) requesting the Underwritten Shelf Takedown shall determine.

            (iii)  Each Holder shall be permitted to withdraw all or part of its Registrable Securities from an Underwritten Shelf Takedown at any time prior to 7:00 a.m., New York City time, on the date on which the Underwritten Shelf Takedown is anticipated to launch.

          (f)    Payment of Expenses for Shelf Registrations.    The Company shall be liable for and pay all Registration Expenses in connection with any Shelf Registration, regardless of whether such registration is effected.

        4.    Piggyback Registration.

          (a)    Participation.    If, following the expiration of the Standstill Period, the Company at any time proposes to sell in an underwritten Public Offering (including, for the avoidance of doubt, a "take-down" pursuant to a prospectus supplement to an effective shelf registration statement) or file a Registration Statement with respect to any offering of its Common Stock for its own account or for the account of any other Persons (other than (i) a Registration Statement under Section 2 or 3 (it being understood that this clause (i) does not limit the rights of Holders to make written requests pursuant to Section 2(a)), (ii) a Registration Statement on Form S-4 or Form S-8 or any successor form to such forms, (iii) a registration of Common Stock solely relating to an offering and sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit plan arrangement, or (iv) a registration in connection with a direct or indirect acquisition by the Company or one of its Subsidiaries of another Person or a similar business combination transaction, however structured) then, as soon as practicable (but in no event less than ten (10) calendar days prior to the proposed date of the launch of the underwritten Public Offering or the filing of such Registration Statement, as applicable), the Company shall give written notice of such proposed offering or filing to the Holders, and such notice shall offer the Holders the opportunity to register under such Registration Statement or include in such underwritten Public Offering such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to Section 4(b) and Section 4(c), the Company shall include in such Registration Statement or underwritten Public Offering all such Registrable Securities that are requested to be included therein within five (5) calendar days after the receipt by such Holders of any such notice; provided, that if at any time after giving written notice of its intention to sell any Common Stock in an underwritten Public Offering and prior to the launch date, or to register any Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to sell or register or to delay such sale or registration, the Company shall give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to sell or register, shall be relieved of its obligation to register any Registrable Securities in connection with such sale or registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holders to request that such registration be effected as a Demand Registration (subject to the provisions governing withdrawal set forth in Section 2(b)) or, if applicable, a Shelf Offering Request and any Underwritten Shelf Takedown related thereto (subject to the provisions governing withdrawal set forth in Section 3(e)(i)), and (B) in the case of a determination to delay selling or registering, in the absence of a request for a Demand Registration, Shelf Offering Request or Underwritten Shelf Takedown, shall be permitted to delay selling or registering any Registrable Securities, for the same period as the delay in registering such other Common Stock; provided, that if such registration or sale involves an underwritten Public Offering, all such Holders requesting to be included in the Company's registration or sale must sell their Registrable Securities to the underwriters selected as provided in Section 7(j) on the same terms and conditions as apply to the Company or the other Person requesting such registration or sale, as applicable, with, in the case of a combined primary and secondary offering, such differences, including any with respect to representations and warranties and indemnification, as may be customary or appropriate in combined primary and secondary offerings, and the Company shall make arrangements with the managing underwriter so that each such Holder may participate in such Underwritten Offering.

          (b)    Priority of Registrations Pursuant to a Piggyback Registration.    If a Piggyback Registration involves an underwritten Public Offering (other than any Demand Registration or Underwritten Shelf Takedown, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2(g) or Section 3(e)(ii), respectively, shall apply) and the managing underwriter advises the Board in writing (a copy of which shall be provided to each Holder) that, in its view, the number of Company Shares that the Company and such Holders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

              (i)  first, so much of the Company Securities proposed to be registered for the account of the Company (or for the account of such other initiating Person) as would not cause the offering to exceed the Maximum Offering Size;

             (ii)  second, and only if all of the securities referred to in clause (i) have been included, all Registrable Securities requested to be included in such registration by any Holders pursuant to this Section 4 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders and such other holders of Registrable Securities on the basis of the relative number of Registrable Securities owned by such Holders and such other holders; provided, that any securities thereby allocated to a Holder that exceed such Holder's request shall be reallocated among the remaining Holders and other holders in like manner); and

            (iii)  third, and only if all of the securities referred to in clauses (i) and (ii) have been included, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

          (c)    Piggyback Withdrawal.    Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement or at any time prior to 7:00 a.m., New York City time, on the date on which the underwritten Public Offering is anticipated to launch, as the case may be. Subject to Section 16, no registration effected under this Section 4 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2 or a Shelf Offering Request or Underwritten Shelf Takedown to the extent required by Section 3.

          (d)    Payment of Expenses for Piggyback Registrations.    The Company shall pay all Registration Expenses in connection with each Piggyback Registration, regardless of whether such registration is effected.

        5.    Standstill; Lock-up Agreements.

          (a)    Standstill.    During the Standstill Period, each Holder shall not, directly or indirectly, and shall cause its Representatives (to the extent acting on behalf of the Holder) and Group Members directly or indirectly not to, without the prior written consent of, or waiver by, the Company, (i) sell or offer to sell any Company Securities (including any Voting Securities,) or Derivative Instruments, or direct or indirect rights to acquire any Company Securities (including any Voting Securities) or Derivative Instruments, or any securities or indebtedness convertible or exchangeable for any such securities, (ii) cause to be filed or submitted a registration statement, prospectus or prospectus supplement (or amendment or supplement thereto) with respect to any such registration, or (iii) publicly announce any intention to do any of the foregoing.

          (b)    Lock-up Agreements.

              (i)  To the extent requested by the lead underwriter in connection with each Underwritten Offering, the Company and each Participating Holder shall agree not to effect any public sale or distribution of any Company Securities or other security of the Company

    (except as part of such Underwritten Offering) during the period beginning on the date that is estimated by the Company, in good faith and provided in writing to such Holder, to be the seventh (7th) calendar day prior to the effective date of the applicable Registration Statement (or the anticipated launch date in the case of a "take-down" off of an already effective Shelf Registration Statement) until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) sixty (60) calendar days after the effective date of the applicable Registration Statement (or the pricing date in the case of a "take-down" off of an already effective Shelf Registration Statement); provided, that the Company shall cause all directors and executive officers of the Company, and all other Persons with registration rights with respect to the Company's securities (whether or not pursuant to this Agreement) to enter into agreements similar to those contained in this Section 5(b)(i) (without regard to this proviso), subject to exceptions for gifts, sales pursuant to pre-existing 105-1 plans and other customary exclusions agreed to by such managing underwriter; provided further, that the lead managing underwriter may extend such period as necessary to comply with applicable FINRA rules.

             (ii)  Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or any successor form to such forms or as part of any registration of securities for offering and sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit plan arrangement. The Company agrees to use its commercially reasonable efforts to obtain from each holder of restricted securities of the Company which securities are the same as or similar to the Registrable Securities being registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this Section 5, except as part of any such registration, if permitted.

        6.    Other Registration Rights.     The Company represents and warrants that it is not a party to, or otherwise subject to, any agreement (other than as provided herein) granting registration rights to any other Person with respect to any equity securities of the Company. The Company shall not grant to any Person the right, other than as set forth herein, and except to employees of the Company with respect to registrations on Form S-8, to request the Company to register any Company Securities except such rights as are not more favorable than or inconsistent with the rights granted to the Holders and that do not violate the rights or adversely affect the priorities of the Holders set forth herein.

        7.    Registration Procedures.     In connection with any registration pursuant to Section 2, Section 3 or Section 4, subject to the provisions of such Sections:

          (a)   Prior to filing a Registration Statement covering Registrable Securities or prospectus or any amendment or supplement thereto, the Company shall furnish to each Participating Shareholder and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter the Company shall furnish to such Participating Shareholder and underwriter, if any, without charge such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Participating Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Shareholder. Each Participating Shareholder shall have the right to request that the Company modify any information contained in such Registration Statement, amendment and supplement thereto pertaining to such Participating

  Shareholder and the Company shall use all reasonable efforts to comply with such request; provided, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b)   In connection with any filing of any Registration Statement or prospectus or amendment or supplement thereto, the Company shall cause such document (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC thereunder and (ii) with respect to information supplied by or on behalf of the Company for inclusion in the Registration Statement, to not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c)   The Company shall promptly notify each Holder of such Registrable Securities and the underwriter(s) and, if requested by such Holder or the underwriter(s), confirm in writing, when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective.

          (d)   The Company shall furnish counsel for each underwriter, if any, and for the Holders of such Registrable Securities with copies of any written comments from the SEC or any state securities authority or any written request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or prospectus or for additional information generally.

          (e)   After the filing of the Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Participating Shareholders set forth in such Registration Statement or supplement to such prospectus and (iii) promptly notify each Participating Shareholder holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the SEC or any state securities commission and use commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered.

          (f)    The Company shall use all reasonable best efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such securities or "blue sky" Laws of such jurisdictions in the United States as any Participating Shareholder holding such Registrable Securities reasonably (in light of such Participating Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Shareholder to consummate the disposition of the Registrable Securities owned by such Participating Shareholder, provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(f), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (g)   The Company shall use reasonable best efforts to list such Registrable Securities on the principal securities exchange on which the Company's common stock is then listed and provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement.

          (h)   The Company shall use reasonable best efforts to cooperate with each Holder and the underwriter or managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as each Holder or the underwriter or managing underwriter, if any, may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities.

          (i)    The Company shall immediately notify each Participating Shareholder holding such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Participating Shareholder and file with the SEC any such supplement or amendment subject to any suspension rights contained herein.

          (j)    (1) The requesting Holder(s) shall have the right to select an underwriter or underwriters in connection with any underwritten Public Offering resulting from the exercise of a Demand Registration or Underwritten Shelf Takedown upon consultation with the Company and (2) the Company shall have the right to select an underwriter or underwriters in connection with any other underwritten Public Offering. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take all other actions as are reasonably required and customary in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with FINRA.

          (k)   Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available during regular business hours for inspection by any Participating Shareholder and any underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this Section 7 and any attorney, accountant or other professional retained by any such Participating Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement (including by participation in a reasonable number of diligence calls). Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is required pursuant to applicable Law or regulation or judicial process. Each Participating Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Company Securities unless and until such information is made generally available to the public. Each Participating Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (l)    The Company shall furnish to each Participating Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such Participating Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent certified public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

          (m)  The Company shall take all commercially reasonable actions to ensure that any free-writing prospectus utilized in connection with any Demand Registration, Underwritten Shelf Takedown or other offering off of a Shelf Registration Statement or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (n)   The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (o)   The Company may require each such Participating Shareholder promptly to furnish in writing to the Company the Notice, Agreement and Questionnaire and such other information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or the Company may deem reasonably advisable in connection with such registration and shall not have any obligation to include a Participating Shareholder on any Registration Statement if the Notice, Agreement and Questionnaire or such other information is not promptly provided; provided, that, prior to excluding such Participating Shareholder on the basis of its failure to provide the Notice, Agreement and Questionnaire or such other information, the Company must furnish in writing a reminder to such Participating Shareholder requesting the Notice, Agreement and Questionnaire and such other information at least three (3) days prior to filing the applicable Registration Statement.

          (p)   Each such Participating Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(i), such Participating Shareholder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Participating Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(i), and, if so directed by the Company, such Participating Shareholder shall deliver to the Company all copies, other than any permanent file copies then in such Participating Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 7(i) to the date when the Company shall make available to such Participating Shareholder a prospectus supplemented or amended to conform with the requirements of Section 7(i).

          (q)   The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

          (r)   The Company shall have appropriate officers of the Company (i) prepare and make presentations at any "road shows" and before analysts and rating agencies, as the case may be,

  (ii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities, including, by executing customary underwriting agreements and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the Holders in the marketing of the Registrable Securities.

        8.    Indemnification by the Company.

          (a)   The Company agrees to indemnify and hold harmless each Participating Shareholder holding Registrable Securities covered by a Registration Statement, each member, trustee, limited or general partner thereof, each member, trustee, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, shareholders, employees, advisors and agents, each Person, if any, who controls such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their Representatives from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses) ("Damages") caused by or relating to (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), any preliminary prospectus or any "issuer free writing prospectus" (as defined in Rule 433 of the Securities Act) or (B) any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities Laws thereof, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities Laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, except in all cases insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon or contained in any information furnished in writing to the Company by such Participating Shareholder expressly for use therein or by such Participating Shareholder's failure to deliver a copy of the prospectus, the issuer free writing prospectus or any amendments or supplements thereto after the Company has furnished such Participating Shareholder with a sufficient number of copies of the same.

          (b)   The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Participating Shareholders provided in this Section 8 or otherwise on commercially reasonable terms negotiated on an aim's length basis with such underwriters.

        9.    Indemnification by Participating Shareholders.     Each Participating Shareholder holding Registrable Securities included in any Registration Statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company contained in Section 8(a)(i) and Section 8(a)(ii) to such Participating Shareholder, but only with respect to information furnished in writing by such Participating Shareholder or on such Participating Shareholder's behalf expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, any preliminary prospectus or any "issuer free writing prospectus." Each such Participating Shareholder also agrees to indemnify and hold harmless any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 9. As a condition to including Registrable Securities in any Registration Statement filed in accordance herewith, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Participating Shareholder shall be liable under this Section 9 for any Damages in excess of the gross proceeds realized by such Participating Shareholder in the sale of Registrable Securities of such Participating Shareholder to which such Damages relate.

        10.    Conduct of Indemnification Proceedings.     If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 8 or Section 9, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, that the failure of any Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent and only to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the retention of such counsel, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

        11.    Survival.     Subject to a Holder delivering a properly completed (as solely determined by the Company), executed and acknowledged Notice, Agreement and Questionnaire to the Company, Section 8, Section 9, Section 10 and Section 12 hereto will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

        12.    Contribution.

          (a)   If the indemnification provided for herein is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Participating Shareholders holding Registrable Securities covered by a Registration Statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Participating Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Participating Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Participating Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Participating Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and Participating Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Participating Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the applicable prospectus. The relative fault of the Company and Participating Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Participating Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each Participating Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b)   The Company and the Participating Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12, no Participating Shareholder shall be required to contribute any amount for Damages in excess of the gross proceeds realized by Participating Shareholder in the sale of Registrable Securities of Participating Shareholder to which such Damages relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Participating Shareholder's obligation to contribute pursuant to this Section 12 is several in the proportion that the net proceeds of the offering received by Participating Shareholder bears to the total net proceeds of the offering received by all such Participating Shareholders and not joint.

        13.    Participation in Public Offering.

          (a)   No Person may participate in any Public Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (provided, that no Holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such Holder has requested the Company include in any Registration Statement) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions set forth herein in respect of registration rights.

          (b)   Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 7(i) above, such Person shall immediately discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 7(i). In the event the Company has given any such notice, the applicable time period during which a Registration Statement is to remain effective shall be extended (provided, that the Company shall not cause any Registration Statement to remain effective beyond the latest date allowed by applicable Law) by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7(i).

        14.    Compliance with Rule 144 and Rule 144A.     At the request of any Holder who proposes to sell securities in compliance with Rule 144 of the Securities Act, the Company shall (i) cooperate, to the extent commercially reasonable, with such Holder, (ii) forthwith furnish to such Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rule may be amended from time to time, (iii) make available to the public and such Holders such information, and take such action as is reasonably necessary, to enable the Holders of Registrable Securities to make sales pursuant to Rule 144, and (iv) use its reasonable best efforts to list such Holder's Company Shares on the NYSE. Unless the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will provide to the holder of Registrable Securities and to any prospective purchaser of Registrable Securities under Rule 144A of the Securities Act, the information described in Rule 144A(d)(4) of the Securities Act.

        15.    Selling Expenses.     All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the Holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such Holder.

        16.    Prohibition on Requests; Holders' Obligations.

          (a)   No Holder shall, without the Company's consent, be entitled to deliver a request for a Demand Registration or a Shelf Offering Request or Underwritten Shelf Takedown if less than 90 calendar days have elapsed since (A) the effective date of a prior Registration Statement in connection with a Demand Registration, Shelf Registration or Piggyback Registration, (B) the date of withdrawal by the Participating Shareholders of a Demand Registration or Underwritten Shelf Takedown or (C) the pricing date of any Underwritten Offering effected by the Company; provided, in each case, that such Holder has been provided with an opportunity to participate in the prior offering and either (i) has refused or not promptly accepted such opportunity or (ii) has not been cut back to less than 50% of the Registrable Securities requested to be included by such Holder.

          (b)   No Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to this Agreement, unless such Holder has timely furnished the Company with all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request pursuant to Section 7(o). Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information of such Holder furnished in writing by or on behalf of such Holder, including in such Holder's Notice, Agreement and Questionnaire (all such information, "Holder Information"), to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Holder Information, in the light of the circumstances under which they were made, not misleading. Furthermore, if the Company is required to file a subsequent Registration Statement upon expiration of effectiveness of the Registration Statement naming a Holder, the Company shall be under no obligation to include such Holder as a selling securityholder if such Holder does not timely deliver an updated properly completed (as solely determined by the Company), executed and acknowledged Notice, Agreement and Questionnaire and other information upon request by the Company therefore pursuant to Section 7(o).

        17.    Corporate Governance.

          (a)    Composition of the Board.

              (i)  Subject to Section 17(a)(iv) below, two directors of the Board (each, a "Director") shall be individuals designated in writing to the Company by MDLZ (each, a "MDLZ Designee"), which individuals shall at all times be executive officers of MDLZ and shall initially be the Executive Vice President and General Counsel and the Executive Vice President and Chief Financial Officer.

             (ii)  Upon the resignation, retirement or other removal of any MDLZ Designee, MDLZ shall be entitled, subject to Section 17(a)(iv) below, promptly to designate a replacement MDLZ Designee to become a Director.

            (iii)  Each of the Company and the Holders shall use its reasonable best efforts to give effect to Section 17(a)(i); in particular, (A) each Holder shall procure that the directors of the Board nominated by it shall vote in favor of appointing each MDLZ Designee and against the removal of any MDLZ Designee at each relevant meeting of the Board or of any committee of the Board, (B) the Company shall ensure that each MDLZ Designee is proposed to serve as a Director at each annual or special meeting of the Company at which directors are to be elected, (C) each Holder shall procure that the directors of the Board nominated by it shall recommend that the Company's stockholders vote in favor of appointing each MDLZ Designee and against the removal of any MDLZ Designee, (D) each Holder shall vote all the stock that it holds or controls (and shall procure that each of its Affiliates votes all stock that it holds or controls) in favor of appointing each MDLZ Designee as a Director and against the removal of any MDLZ Designee as a Director, and (E) no Holder (other than MDLZ) shall take any action to remove, or oppose the appointment of, a MDLZ Designee as a Director.

            (iv)  If MDLZ and its Affiliates beneficially own less than 8% of the Company Shares, then MDLZ shall promptly cause one of such MDLZ Designees to resign and the number of MDLZ Designees permissible hereunder shall be permanently reduced to one. If MDLZ and its Affiliates beneficially own less than 5% of the Company Shares, then MDLZ shall promptly cause a second MDLZ Designee to resign and the number of MDLZ Designees permissible hereunder shall be permanently reduced to zero.

          (b)    Committees.    For so long as MDLZ is permitted to appoint at least one (1) MDLZ Designee pursuant to Section 17(a), to the extent permitted by applicable Laws (including any requirements under the Exchange Act or the rules of the New York Stock Exchange or any other applicable securities exchange on which the Common Stock is then listed), each committee of the Board shall include at least one MDLZ Designee.

          (c)    Board Authority Matters.    For so long as MDLZ is permitted to appoint at least one (1) MDLZ Designee pursuant to Section 17(a), the Company shall not enter into or effectuate any of the following without the prior approval of the Board:

              (i)  any issuance of shares of the Company or securities convertible or exchangeable for such shares, including options or other equity awards exercisable for such shares (other than options or other equity awards granted to officers or directors of the Company that have been authorized by the Board's Compensation Committee or Special Award Committee),

             (ii)  the declaration or payment of any dividend or other distribution with regard to any security of the Company,

            (iii)  a key transaction having material financial implications for the Company Group (as defined below), including material mergers and acquisitions,

            (iv)  the making of a material change in the nature of the Company's business,

             (v)  the adoption or amendment of any strategic business plan and annual budget,

            (vi)  the appointment or removal of the Company's Auditors (as defined below),

           (vii)  the approval of the Company's quarterly and annual consolidated financial statements,

          (viii)  the approval of a material decision relating to a material portion of the Company Group's workforce (other than any decision that has been authorized by the Board's Compensation Committee, Special Award Committee or Corporate Governance and Nominating Committee), or

            (ix)  the approval of a decision which may have a material implication for the reputation of the Company Group.

        (d)    Certificate of Incorporation and Bylaws to be Consistent.     Each of the Company and each Holder shall use its reasonable best efforts to take or cause to be taken all lawful action necessary or appropriate to ensure that at all times the Certificate of Incorporation and the Bylaws of the Company contain provisions consistent with the terms of this Agreement (including without limitation this Section 17) and none of the Certificate of Incorporation or the Bylaws of the Company or any of the corresponding constituent documents of the Company's Subsidiaries contain any provisions inconsistent therewith or which would in any way nullify or impair the terms of this Agreement or the rights of the Company or any Holder hereunder.

        (e)    Amendment of Related Party Transaction Policy.     For so long as MDLZ is permitted to appoint at least one (1) MDLZ Designee pursuant to Section 17(a), the Company shall not amend or terminate its related party transaction policy adopted on the Closing Date, unless such amendments are required by applicable Law (including any requirements under the rules of the New York Stock Exchange or any other applicable securities exchange on which the Common Stock is then listed), without the prior written consent of MDLZ.

        18.    Information Rights.

          (a)   For so long as MDLZ accounts for its investment in the Company under the equity method of accounting (determined in accordance with the generally accepted accounting principles as applicable to MDLZ from time to time), the Company agrees that:

              (i)  The Company shall provide MDLZ (A) within 60 days after the end of each fiscal year, with the consolidated financial results for of the Company's consolidated group (the "Company Group") for such fiscal year (including a profit and loss account, balance sheet, cash flow and statement of other comprehensive income), (B) promptly upon availability, the annual accounts for each member of the Company Group (except where such accounts or audits are not legally required), (C) within 30 days after the end of each fiscal quarter, unaudited consolidated condensed financial results of the Company Group for such fiscal quarter (including a profit and loss account, balance sheet, cash flow and statement of other comprehensive income) and (D) with such financial information or documents in the possession of the Company and any of its Subsidiaries as MDLZ may reasonably request in writing in connection with the preparation of MDLZ's public earnings releases or other press releases, Current Reports on Form 8-K, Annual Reports to Shareholders, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other proxy, information and registration statements, reports, notices, prospectuses and any other filings made by MDLZ with the SEC or any other Governmental Authority, including MDLZ's unaudited quarterly financial statements and annual audited financial statements (collectively, the "MDLZ Public Filings");

             (ii)  The Company shall cooperate, and use its reasonable best efforts to cause the Company's independent certified public accounts (the "Company's Auditors") to cooperate, with MDLZ to the extent reasonably requested in writing by MDLZ in the preparation of the MDLZ Public Filings. The Company agrees to use its reasonable best efforts to provide to MDLZ all information that MDLZ reasonably requests in writing in connection with any MDLZ Public Filings that, in the reasonable judgment of MDLZ upon consultation with its legal counsel, is required to be disclosed or incorporated by reference therein under any applicable Law. The Company shall use its reasonable best efforts to provide such information to enable MDLZ to prepare and release all MDLZ Public Filings on a timely basis. To the extent required in such filing, the Company shall use its reasonable best efforts to cause the Company's Auditors to consent to any reference to them as experts in any MDLZ Public Filings required under applicable Law;

            (iii)  The Company and MDLZ shall share with each other (subject to any agreed protocols) aggregate security position information, within 60 days after the end of each fiscal quarter, for use in their respective compliance programs and shall coordinate share ownership reporting for such purpose; and

            (iv)  The Company will, within 25 days after the end of each fiscal quarter, make the Company's controller available for a discussion with MDLZ with regards to updates to the Company's business and financial results with respect to such fiscal quarter.

          (b)   With respect to any information provided by the Company:

              (i)  Subject to the requirements of law and to except the extent required to be included in MDLZ Public Filings, MDLZ shall keep confidential, and shall cause its Representatives to keep confidential, all information and documents obtained pursuant to this Section 18 unless such information (A) is or becomes publicly available other than as a result of a breach of this Section 18(b) by it or its Representatives; (B) was within its possession prior to being furnished to it by or on behalf of the Company, provided that the source of such information was not known by it to be bound by a confidentiality agreement with, or other contractual or legal obligation of confidentiality to, the Company with respect to such information; (C) is or becomes available to it or any of its Representatives on a non-confidential basis from a source other than the Company or any of its Representatives; provided that such source was not known to it to be bound by a confidentiality agreement with, or other contractual or legal obligation of confidentiality to, the Company with respect to such information; or (D) is independently developed by or on its behalf without violating any of its obligations under this Section 18(b).

             (ii)  In the event MDLZ believes, upon consultation with its legal counsel, that it is legally required to disclose any information or documents contemplated by Section 18(b)(i) (but not including any information required to be included in MDLZ Public Filings), it shall to the extent possible under the circumstances provide reasonable prior written notice to the Company so that the Company may, at its own expense, seek a protective order or otherwise take reasonable steps to protect the confidentiality of such information.

            (iii)  The rights of MDLZ and the obligations of the Company pursuant to this Section 18(b) shall be subject to applicable Laws relating to the exchange of information and other applicable Laws.

        19.    Miscellaneous.

        (a)    Remedies; Specific Performance.

              (i)  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement, or by law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

             (ii)  The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, at any time prior to the termination of this Agreement pursuant to Section 8(j), the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 8(g), without proof of actual damages (and each Party waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

        (b)    Amendments and Waivers.     The provisions of this Agreement (other than Sections 17 and 18), including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and each Holder of outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by each Holder of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder. The provisions of Sections 17 and 18 (and the provisions of this sentence) may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and MDLZ.

        (c)    Notices.     Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or electronic mail or overnight courier:

              (i)  if to the Company, to:

        Dr Pepper Snapple Group, Inc.
        5301 Legacy Drive
        P.O. Box 869077
        Plano, Texas 75024
        Attn:      Martin M. Ellen, Executive Vice President and CFO
        Email:    martin.ellen@dpsg.com

        with a copy (which shall not constitute notice) to:

        Dr Pepper Snapple Group, Inc.
        5301 Legacy Drive
        P.O. Box 869077
        Plano, Texas 75024
        Attn:      Jim Baldwin, Executive Vice President and General Counsel
        Facsimile: (972) 673-8130
        Email:    jim.baldwin@dpsg.com

        and

        Morgan, Lewis & Bockius LLP
        101 Park Avenue
        New York, NY 10178
        Attn:      Charles E. Engros
                        Jonathan D. Morris
                        James Z. Fang
        Facsimile: (212) 309-6001
        Email:    charles.engros@morganlewis.com
                        jonathan.morris@morganlewis.com
                        james.fang@morganlewis.com

             (ii)  if to a Holder, at the most current address given by such Holder to the Company in a Notice, Agreement and Questionnaire or any amendment thereto or, at the Company's option, pursuant to the Legal Notice System on DTC, or successor system thereto;

or to such other address as such Person may have furnished to the other Persons identified in this Section 8(c) in writing in accordance herewith.

        (d)    Majority of Registrable Securities.     For purposes of determining what constitutes Holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall constitute a majority of the shares of Common Stock that constitute Registrable Securities.

        (e)    Assignability; Third-Party Rights.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party, and any such assignment shall be null and void. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the Parties and their respective successors and assigns. Nothing in this Agreement is intended to or shall confer upon any Person (other than the Parties) any right, benefit or remedy of any nature whatsoever.

        (f)    Counterparts.     This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement)

and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by electronic communication, facsimile or otherwise) to the other Parties.

        (g)    Governing Law and Venue; Jurisdiction; WAIVER OF JURY TRIAL.

            (i)  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION. Each of the Parties hereby irrevocably and unconditionally consents and submits, for itself and with respect to its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the appropriate respective appellate courts therefrom (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware and the appropriate respective appellate courts therefrom) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject to jurisdiction thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Court of Chancery of the State of Delaware (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware). The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7(c) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

           (ii)  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR TO THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

        (h)    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

        (i)    Entire Agreement.     This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties in respect of the subject matter contained herein and the investor rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the investor rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the Parties with respect to such investor rights. No Party shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

        (j)    Termination.     This Agreement and the obligations of the Parties hereunder shall terminate upon such time as there are no Registrable Securities, except for the provisions of Sections 2(d), 3(f), 4(d), 8, 9, 10, 11, 12, 15, 17, 18, 19(g) and this 19(j), which shall survive such termination.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:
DR PEPPER SNAPPLE GROUP, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER:
MAPLE HOLDINGS B.V.
By:
Name:
Title:
HOLDER:
MAPLE PARENT HOLDINGS CORP.
By:
Name:
Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SCHEDULE A
HOLDERS OF REGISTRABLE SECURITIES

Maple Holdings B.V.
Mondelēz International Holdings LLC

ANNEX A
FORM OF SELLING SECURITYHOLDER NOTICE, AGREEMENT AND QUESTIONNAIRE

        The undersigned (the "Selling Securityholder") beneficial owner of common stock, par value $0.01 (the "Common Stock"), of Dr Pepper Snapple Group, Inc. (the "Company") understands that the Company intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or a prospectus supplement to an existing shelf registration statement (as applicable, the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of certain Registrable Securities in accordance with the terms of the Investor Rights Agreement, dated on or about [    •    ], 2018 (the "Investor Rights Agreement"), by and among the Company and the persons listed on Schedule A hereto. Each capitalized term not otherwise defined herein has the meaning given to it in the Investor Rights Agreement.

        In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder must be named as a selling securityholder in the related prospectus and deliver a prospectus to the purchasers of Registrable Securities. To facilitate naming of the Selling Securityholder as a selling securityholder in the Shelf Registration Statement, the Selling Securityholder must complete, execute, acknowledge and deliver this Notice, Agreement and Questionnaire prior to filing of the prospectus supplement to the Shelf Registration Statement.

        Certain legal consequences arise from being named as Selling Securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, the Selling Securityholder is advised to consult its own legal counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related prospectus.

          (a)   The Selling Securityholder hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Shelf Registration Statement. The Selling Securityholder, by signing and returning this Notice, Agreement and Questionnaire, understands that it shall be bound by the terms and conditions of this Notice, Agreement and Questionnaire.

          (b)   The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.
(a)    Full Legal Name of Selling Securityholder:

(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)
Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

2.
Address for Notices to Selling Securityholder:

  Telephone:
  Fax:
  Email address:
  Contact Person:

3.
Beneficial Ownership of Registrable Securities:

  This Item (3) covers beneficial ownership of the Company's securities. Please consult Appendix A to this Notice, Agreement and Questionnaire for information as to the meaning of "beneficial ownership." Except as set forth below in this Item (3), the Selling Securityholder does not beneficially own any Registrable Securities.

  (a)
  Number of shares of Registrable Securities beneficially owned:

  (b)
  Number of shares of the Registrable Securities which the Selling Securityholder wishes to be included in the Shelf Registration Statement:

4.
Beneficial Ownership of other securities of the Company owned by the Selling Securityholder.

  Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

  (a)
  Type and amount of other securities beneficially owned by the Selling Securityholder:

  (b)
  CUSIP No(s). of other securities beneficially owned by the Selling Securityholder:

5.
Relationship with the Company:

(a)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Securityholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐
Yes

☐
No

(b)
If so, please state the nature and duration of your relationship with the Company:

6.
Broker-Dealer Status:

(a)
Is the Selling Securityholder a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐
Yes

☐
No

    Note that the Company shall be required to identify any registered broker-dealer as an underwriter in the prospectus.

    If so, please answer the remaining questions in this section.

    If the Selling Securityholder is a registered broker-dealer, please indicate whether the Selling Securityholder acquired its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.

    If the Selling Securityholder is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify you as an underwriter in the Shelf Registration Statement and related prospectus.

  (b)
  Affiliation with Broker-Dealers:

    Is the Selling Securityholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

    ☐
    Yes

    ☐
    No

    If so, please answer the remaining questions in this section:

    (i)
    Please describe the affiliation between the Selling Securityholder and any registered broker-dealers:

    (ii)
    If the Selling Securityholder, at the time of its acquisition of the Registrable Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

      Note that if the Selling Securityholder is an affiliate of a broker-dealer and at the time of the acquisition of the Registrable Securities had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Selling Securityholder as an underwriter in the prospectus.

7.
Nature of Beneficial Holding.    The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)
Is the Selling Securityholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐
Yes

☐
No

(b)
State whether the Selling Securityholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:

☐
Yes

☐
No

(c)
If a subsidiary, please identify the publicly held parent entity:

  If you answered "No" to questions (a) and (b) above, please identify the controlling person(s) of the Selling Securityholder (the "Controlling Entity"). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

*** PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

        If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice, Agreement and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

8.     Plan of Distribution:

        Except as set forth below, the Selling Securityholder (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the Selling Securityholder or alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder shall be responsible for underwriting discounts or commissions or agent's commissions.

Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which certain cases the transferees, donees, pledgees or other successors in interest shall be the selling Securityholder for purposes of the prospectus.

        State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

          (i)    The Selling Securityholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The Selling Securityholder agrees that neither it nor any person acting on its behalf shall engage in any transaction in violation of such provisions.

          (j)    In accordance with the Selling Securityholder's obligation under the Investor Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Investor Rights Agreement shall be made in writing by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

    To the Company :

    Dr Pepper Snapple Group, Inc.
    5301 Legacy Drive
    P.O. Box 869077
    Plano, Texas 75024
    Attn:      Martin M. Ellen, Executive Vice President and CFO
    Email:    martin.ellen@dpsg.com

    with a copy (which shall not constitute notice) to:

    Dr Pepper Snapple Group, Inc.
    5301 Legacy Drive
    P.O. Box 869077
    Plano, Texas 75024
    Attn:      Jim Baldwin, Executive Vice President and General Counsel
    Facsimile:    (972) 673-8130
    Email: jim.baldwin@dpsg.com

          (k)   In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the

  Company, the Selling Securityholder shall notify the transferee(s) at the time of transfer of its rights and obligations under this Notice, Agreement and Questionnaire and the Investor Rights Agreement.

          (l)    By signing this Notice, Agreement and Questionnaire, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications. The Selling Securityholder understands that such information shall be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications.

          (m)  Once this Notice, Agreement and Questionnaire is executed by the Selling Securityholder and received and acknowledged by the Company, the terms of this Notice, Agreement and Questionnaire and the representations, warranties and indemnification contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice, Agreement and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflicts-of-laws provisions thereof.

        [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice, Agreement and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Selling Securityholder:
By:
Name:
Title:

Please return the completed and executed Notice, Agreement and Questionnaire to:

Dr Pepper Snapple Group, Inc.
5301 Legacy Drive
P.O. Box 869077
Plano, Texas 75024
Attn: Martin M. Ellen, Executive Vice President and CFO
Email: martin.ellen@dpsg.com

        The Company hereby acknowledges that it has received and read and understands this Notice, Agreement and Questionnaire and agrees to be bound by the obligations and terms contained herein.

Dr Pepper Snapple Group, Inc.:
By:
Name:
Title:

[SIGNATURE PAGE TO SELLING SECURITYHOLDER NOTICE, AGREEMENT AND QUESTIONNAIRE]

Appendix A

DEFINITION OF "BENEFICIAL OWNERSHIP"

1.
A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)
Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)
Investment power which includes the power to dispose, or direct the disposition of, such security.

  Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.
Notwithstanding the provisions of paragraph (1), a person is deemed to be the "beneficial owner" of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

ANNEX D

FORM OF CERTIFICATE OF THIRD AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DR PEPPER SNAPPLE GROUP, INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

        DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), does hereby certify as follows:

        First: that ARTICLE FIRST of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

          FIRST:    Name.    The name of this corporation is Keurig Dr Pepper Inc. (the "Corporation").

        Second: that ARTICLE FOURTH of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

          FOURTH.    Shares, Classes and Series Authorized.    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,015,000,000 shares, consisting of 15,000,000 shares of Preferred Stock, par value $0.01 per share, as more fully described in Article Fifth, Section A below (the "Preferred Stock"), and 2,000,000,000 shares of Common Stock, par value $0.01 per share, as more fully described in Article Fifth, Section B below (the "Common Stock").

        Third: that the foregoing amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

D-1

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed in its corporate name this [    •    ] day of [    •    ], 2018.

DR PEPPER SNAPPLE GROUP, INC.
By:
Name:
Title:

D-2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 28, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. DR PEPPER SNAPPLE GROUP, INC. 5301 LEGACY DRIVE PLANO, TX 75024 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 28, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E40253-P00887 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DR PEPPER SNAPPLE GROUP, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Approve the issuance of the Company's common stock as merger consideration pursuant to the terms of the merger agreement, as disclosed in the proxy statement. To amend the certificate of incorporation of the Company, as disclosed in the proxy statement. To approve an advisory resolution regarding the compensation that may become payable to the Company's Named Executive Officers in connection with the merger, as disclosed in the proxy statement. To adjourn the annual meeting, if necessary, if a quorum is present, to solicit additional proxies in the event there are not sufficient votes at the time of the annual meeting to approve proposals 1 and 2. Election of Directors Nominees: ! ! ! ! ! ! ! ! ! ! ! ! 2. For Against Abstain 3. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 5g. Dunia A. Shive 4. 5h. M. Anne Szostak 5i. Larry D. Young 5. 6. To ratify appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018. To approve an advisory resolution regarding the compensation of our Named Executive Officers, as disclosed in the proxy statement. For Against Abstain 7. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 5a. David E. Alexander 5b. Antonio Carrillo The Board of Directors recommends you vote AGAINST the following proposal: For Against Abstain 8. A stockholder proposal requesting that the board of directors issue a report on company-wide efforts to address the risks related to obesity, including aggressive quantitative metrics around the reduction of sugars in its products and development of healthier product offerings. ! ! ! 5c. Jose M. Gutierrez 5d. Pamela H. Patsley 5e. Ronald G. Rogers 5f. Wayne R. Sanders Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E40254-P00887 DR PEPPER SNAPPLE GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS — JUNE 29, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Larry D. Young, Martin M. Ellen, and James L. Baldwin, or any of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Dr Pepper Snapple Group, Inc. held of record, or in an applicable plan, by the undersigned at the close of business on May 18, 2018, at the Annual Meeting of Stockholders to be held at the offices of Baker Botts LLP, 2001 Ross Ave., Suite 1100, Dallas, Texas 75201 on June 29, 2018, or any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted for proposal 1, the approval of the issuance of the Company's common stock as merger consideration, for proposal 2, the amendment of the Company's certificate of incorporation, for proposal 3, the advisory resolution regarding the compensation that may be paid to the Company's Named Executive Officers in connection with the merger, for proposal 4, the adjournment of the annual meeting, if necessary, if a quorum is present to solicit additional proxies, each of the nominees for director in proposal 5, for ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018 in proposal 6, for the advisory resolution to approve the compensation of our Named Executive Officers as set forth in proposal 7, and against the stockholder proposal set forth in proposal 8. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IMPORTANT: THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.